OMB APPROVAL
OMB Number: 3235-0570 Expires: January 31, 2017 Estimated average burden hours per response: 20.6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05426

AIM Investment Funds (Invesco Investment Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000    Houston, Texas 77046

(Address of principal executive offices)        (Zip code)

Sheri Morris    11 Greenway Plaza, Suite 1000    Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:      (713) 626-1919

Date of fiscal year end:         10/31

Date of reporting period:      10/31/16

Item 1. Report to Stockholders.

Annual Report to Shareholders	October 31, 2016

Invesco All Cap Market Neutral Fund
Nasdaq:
A: CPNAX ∎ C: CPNCX ∎ R: CPNRX ∎ Y: CPNYX ∎ R5: CPNFX ∎ R6: CPNSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco All Cap Market Neutral Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco All Cap Market Neutral Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco All Cap Market Neutral Fund (the Fund), at net asset value (NAV), underperformed the Citigroup 90-Day Treasury Bill Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-7.42%
Class C Shares	-8.19
Class R Shares	-7.66
Class Y Shares	-7.24
Class R5 Shares	-7.23
Class R6 Shares	-7.24
Citigroup 90-Day Treasury Bill Index▼ (Broad Market/Style-Specific Index)	0.22
Lipper Alternative Equity Market Neutral Funds Index∎ (Peer Group Index)	1.39

Source(s): ▼FactSet Research Systems Inc; ∎Lipper Inc.

Market conditions and your Fund

During the fiscal year, the US economy continued to expand. The initial estimate of US gross domestic product (GDP) showed the US economy grew by 2.9% in the third quarter, beating consensus estimates.1 However, annualized GDP is expected to be lower. Employment data were mixed, though the unemployment rate had a surprise uptick from 4.9% in August to 5.0% in September before ending the fiscal year at 4.9%.2 Oil prices traded in a range from the high $20s to the low $50s during the reporting period.3

The US Federal Reserve (the Fed) raised interest rates in December 2015 – its first increase since 2006 – but that was its only increase during the reporting period. Major US stock market indexes posted gains for the reporting period, but they were fairly volatile. Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over Fed policy, including rumors of possible negative interest rates in the US. Markets recovered in late February and posted gains until June when UK voters opted to leave the European

Union, sending markets sharply lower once again. Markets again recovered, and major US equity indexes hit record highs during the summer.4 In this environment, investors generally favored the perceived safety of government bonds and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

  The Fund follows a market neutral strategy, which is designed to produce a portfolio that experiences minimal influence from the return patterns of the general US stock market. As part of the investment process, the Fund evaluates fundamental and behavioral factors to forecast individual securities’ returns and risks and ranks these securities based on their attractiveness relative to industry peers.

  The Fund implements its strategy by purchasing highly-ranked stocks as long positions, and selling poorly-ranked stocks as short positions within their respective industries. Stock selection is the primary source of return for the Fund, which uses offsetting long and short positions to generate return and manage risk.

  In a market neutral construct, a positive spread between the top- and bottom-ranked stocks (long and short candidates for the portfolio) is intended to result in the Fund’s outperformance relative to the Citigroup 90-Day Treasury Bill Index. During the fiscal year, the Fund benefited the most from a positive long/short spread in seven of 11 sectors, led by the materials,

Portfolio Composition
By sector, based on total net assets
	Equity Securities		Gross	Net
	Long[1]	Short[2]	Exposure[3]	Exposure[4]
Health Care	25.1%	24.9%	50.0%	0.2%
Information Technology	14.8	12.6	27.4	2.2
Consumer Discretionary	12.7	14.5	27.2	-1.8
Energy	11.6	10.8	22.4	0.8
Materials	9.2	8.1	17.3	1.1
Industrials	6.4	6.8	13.2	-0.4
Financials	4.9	5.0	9.9	-0.1
Consumer Staples	2.1	1.9	4.0	0.2
Real Estate	0.8	1.7	2.5	-0.9
Telecommunication Services	0.7	0.5	1.2	0.2
Money Market Funds Plus Other Assets Less Liabilities	11.7	–	11.7	11.7
Total	100.0	86.8	186.8	13.2

1	Represents the value of the equity securities in the portfolio.
2	Represents the value of the equity securities underlying the Fund’s equity short portfolio swap.
3	Represents the cumulative exposure of the Fund’s long and short positions.
4	Represents the net exposure of the Fund’s long and short positions.

Total Net Assets	$168.1 million

Data presented here are as of October 31, 2016.

4                         Invesco All Cap Market Neutral Fund

consumer discretionary and industrials sectors. However, the long/short spread in the energy, health care and information technology sectors meaningfully detracted from the Fund’s returns during reporting period.

During the fiscal year, the strongest contributors to Fund performance were holdings in the materials sector – specifically, the long holdings in aluminum/ diversified metals and gold generated a positive spread. The Fund’s long positions outperformed its short positions in the industrials sector; notably, long positions in capital goods added to Fund returns.

The energy sector was the largest detractor from Fund performance as its long/short spread was negative mostly due to short positions in the oil and gas exploration industry. In the health care sector, both the long and short positions moved against us. Early in the calendar year, long biotechnology holdings in the sector sold off as investors sought to reduce risk given strong returns in 2015, and due to the threat of additional regulation regarding drug pricing. Later in the fiscal year, a few of the sector’s short positions rallied due to positive news regarding new drug development, FDA drug approvals and acquisition activity. We note that the positive sentiment was short lived for some of these stocks, which declined toward the end of the reporting period.

Please note that the Fund may utilize derivative instruments that include equity total return swaps and futures contracts. During the reporting period, the Fund utilized equity total return swaps to efficiently implement its strategy, but did not use future contracts. The implementation impact of using equity total return swaps is a component of transaction costs. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your investment in Invesco All Cap Market Neutral Fund.

1	Source: Bureau of Economic Analysis
2	Source: Bureau of Labor Statistics
3	Source: Thompson-Reuters
4	Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap Market Neutral Fund.
He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Charles Ko Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap Market Neutral Fund.
He joined Invesco in 2012. Mr. Ko earned a BS from MIT and an MBA from Yale University.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap Market Neutral Fund.
He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap Market Neutral Fund.
He joined Invesco in 1995. Mr. Murphy earned a BA from the University of Massachusetts at Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap Market Neutral Fund.
He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Andrew Waisburd Portfolio Manager, is manager of Invesco All Cap Market Neutral Fund. He joined Invesco in 2008.
Dr. Waisburd earned a BS in statistics from Cornell University and an MS and a PhD in finance from Indiana University.

Donna Chapman Wilson Portfolio Manager and Director of Portfolio Management, is manager of Invesco
All Cap Market Neutral Fund. She joined Invesco in 1997. Ms. Chapman Wilson earned a BA in economics from Hampton University and an MBA in finance from the Wharton School of the University of Pennsylvania.

5                         Invesco All Cap Market Neutral Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/17/13

1	Source: Lipper Inc.
2	Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The Citigroup 90-Day Treasury Bill Index is an unmanaged index representative of three-month Treasury bills.
∎	The Lipper Alternative Equity Market Neutral Funds Index is an unmanaged index considered representative of alternative equity market neutral funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco All Cap Market Neutral Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	1.48%
1 Year	-12.49

Class C Shares
Inception (12/17/13)	2.71%
1 Year	-9.01

Class R Shares
Inception (12/17/13)	3.22%
1 Year	-7.66

Class Y Shares
Inception (12/17/13)	3.71%
1 Year	-7.24

Class R5 Shares
Inception (12/17/13)	3.75%
1 Year	-7.23

Class R6 Shares
Inception (12/17/13)	3.71%
1 Year	-7.24

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.62%, 2.37%, 1.87%, 1.37%, 1.37% and 1.37%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.56%, 3.31%, 2.81%, 2.31%, 2.21% and 2.21%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	0.85%
1 Year	-11.50

Class C Shares
Inception (12/17/13)	2.17%
1 Year	-7.86

Class R Shares
Inception (12/17/13)	2.66%
1 Year	-6.60

Class Y Shares
Inception (12/17/13)	3.14%
1 Year	-6.20

Class R5 Shares
Inception (12/17/13)	3.18%
1 Year	-6.10

Class R6 Shares
Inception (12/17/13)	3.14%
1 Year	-6.20

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

7                         Invesco All Cap Market Neutral Fund

Invesco All Cap Market Neutral Fund’s investment objective is to seek to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective. In particular, there is no guarantee that the portfolio manager’s stock selection process will produce a market neutral portfolio that reduces or eliminates the Fund’s exposure to general US stock market risk, sector or industry-specific risk or market capitalization risk. In addition, the Fund’s market neutral investment strategy will likely cause the Fund to underperform the broader US equity market during market rallies. Such underperformance could be significant during sudden or significant market rallies.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

continued on page 6
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco All Cap Market Neutral Fund

Schedule of Investments(a)

October 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–88.29%
Airlines–1.02%
Hawaiian Holdings, Inc.(b)	38,000	$1,710,950

Apparel Retail–1.72%
Abercrombie & Fitch Co.–Class A	54,300	793,323
Urban Outfitters, Inc.(b)	62,650	2,095,642
		2,888,965

Apparel, Accessories & Luxury Goods–0.62%
Delta Apparel, Inc.(b)	12,600	207,900
PVH Corp.	7,850	839,793
		1,047,693

Application Software–2.64%
Citrix Systems, Inc.(b)	27,250	2,310,800
Nuance Communications, Inc.(b)	151,200	2,119,824
		4,430,624

Auto Parts & Equipment–1.13%
American Axle & Manufacturing Holdings, Inc.(b)	94,500	1,693,440
Stoneridge, Inc.(b)	14,150	209,703
		1,903,143

Biotechnology–11.75%
Aptevo Therapeutics Inc.(b)	40,775	90,113
BioSpecifics Technologies Corp.(b)	18,300	794,037
ChemoCentryx, Inc.(b)	47,300	282,854
Concert Pharmaceuticals, Inc.(b)	59,100	456,252
Emergent Biosolutions, Inc.(b)	81,550	2,179,016
Exelixis, Inc.(b)	202,850	2,148,182
FibroGen, Inc.(b)	134,250	2,221,837
Five Prime Therapeutics, Inc.(b)	55,750	2,705,547
Gilead Sciences, Inc.	30,100	2,216,263
GlycoMimetics, Inc.(b)	36,950	222,809
Lexicon Pharmaceuticals, Inc.(b)	32,200	477,526
PDL BioPharma Inc.	127,250	409,745
Repligen Corp.(b)	86,800	2,479,876
Spectrum Pharmaceuticals, Inc.(b)	172,000	608,880
Vanda Pharmaceuticals Inc.(b)	9,800	145,530
Xencor, Inc.(b)	108,450	2,308,900
		19,747,367

Casinos & Gaming–0.36%
Boyd Gaming Corp.(b)	15,750	281,295
International Game Technology PLC	11,300	324,536
		605,831

Coal & Consumable Fuels–2.50%
Cloud Peak Energy Inc.(b)	155,250	956,340
CONSOL Energy Inc.	138,450	2,346,727
Hallador Energy Co.	51,900	458,796

	Shares	Value
Coal & Consumable Fuels–(continued)
Westmoreland Coal Co.(b)	48,800	$433,344
		4,195,207

Commercial Printing–1.77%
Ennis Inc.	28,150	412,397
Quad/Graphics, Inc.	107,850	2,562,516
		2,974,913

Commodity Chemicals–2.07%
Cabot Corp.	41,950	2,187,273
Trinseo S.A.	24,600	1,290,270
		3,477,543

Communications Equipment–1.44%
Black Box Corp.	40,800	469,200
Digi International Inc.(b)	19,500	178,425
Extreme Networks, Inc.(b)	94,250	396,793
NETGEAR, Inc.(b)	13,900	701,950
Sonus Networks, Inc.(b)	116,550	674,824
		2,421,192

Computer & Electronics Retail–1.69%
Best Buy Co., Inc.	62,050	2,414,365
Rent-A-Center, Inc.	42,650	430,339
		2,844,704

Construction Machinery & Heavy Trucks–0.21%
Commercial Vehicle Group, Inc.(b)	78,100	354,574

Consumer Electronics–0.26%
Garmin Ltd.	9,150	442,494

Consumer Finance–1.97%
Navient Corp.	176,750	2,258,865
Nelnet, Inc.–Class A	4,900	191,982
Santander Consumer USA Holdings Inc.(b)	69,900	852,780
		3,303,627

Data Processing & Outsourced Services–0.19%
Xerox Corp.	33,050	322,899

Department Stores–1.91%
J. C. Penney Co., Inc.(b)	109,250	938,458
Kohl’s Corp.	51,850	2,268,437
		3,206,895

Diversified Banks–0.38%
Citigroup Inc.	12,850	631,578

Diversified Metals & Mining–1.37%
Teck Resources Ltd.–Class B (Canada)	106,650	2,301,507

Education Services–0.81%
Cambium Learning Group Inc.(b)	27,450	142,191

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco All Cap Market Neutral Fund

	Shares	Value
Education Services–(continued)
K12 Inc.(b)	111,950	$1,213,538
		1,355,729

Electrical Components & Equipment–0.27%
General Cable Corp.	31,900	446,600

Electronic Manufacturing Services–0.32%
TTM Technologies, Inc.(b)	40,850	537,178

Food Retail–0.34%
SUPERVALU Inc.(b)	135,250	580,223

General Merchandise Stores–0.21%
Big Lots, Inc.	7,950	345,030

Gold–2.98%
Barrick Gold Corp. (Canada)	149,050	2,621,789
Kinross Gold Corp. (Canada)(b)	618,150	2,386,059
		5,007,848

Health Care Equipment–1.67%
AngioDynamics, Inc.(b)	41,050	654,337
Baxter International Inc.	23,100	1,099,329
Fonar Corp.(b)	8,150	147,923
LeMaitre Vascular, Inc.	43,150	903,561
		2,805,150

Health Care Facilities–0.05%
Quorum Health Corp.(b)	20,550	83,022

Health Care Services–0.43%
BioTelemetry, Inc.(b)	40,450	715,965

Health Care Supplies–1.20%
Halyard Health Inc.(b)	5,550	179,543
Lantheus Holdings, Inc.(b)	87,700	758,605
OraSure Technologies, Inc.(b)	143,150	1,075,056
		2,013,204

Health Care Technology–2.29%
HMS Holdings Corp.(b)	107,300	2,260,811
Veeva Systems Inc.–Class A(b)	40,900	1,588,965
		3,849,776

Hotels, Resorts & Cruise Lines–0.14%
Hyatt Hotels Corp.–Class A(b)	4,650	236,174

Housewares & Specialties–0.07%
Tupperware Brands Corp.	2,000	119,040

Hypermarkets & Super Centers–0.19%
Wal-Mart Stores, Inc.	4,500	315,090

Industrial Machinery–0.43%
Kennametal Inc.	17,050	482,686
SPX Corp.(b)	12,800	243,328
		726,014

	Shares	Value
Integrated Telecommunication Services–0.67%
Verizon Communications Inc.	23,450	$1,127,945

Internet Software & Services–2.85%
Care.com, Inc.(b)	50,150	455,362
CommerceHub, Inc.–Series C(b)	14,350	215,967
DHI Group, Inc.(b)	58,050	330,885
Earthlink Holdings Corp.	270,850	1,549,262
eBay Inc.(b)	78,700	2,243,737
		4,795,213

IT Consulting & Other Services–1.84%
Hackett Group, Inc. (The)	10,650	171,678
International Business Machines Corp.	5,950	914,455
Teradata Corp.(b)	74,400	2,005,824
		3,091,957

Leisure Products–0.86%
Brunswick Corp.	31,050	1,350,675
Johnson Outdoors Inc.–Class A	2,800	100,744
		1,451,419

Life Sciences Tools & Services–1.41%
Cambrex Corp.(b)	49,700	2,002,910
Enzo Biochem, Inc.(b)	45,750	279,075
Waters Corp.(b)	650	90,441
		2,372,426

Managed Health Care–2.06%
Triple-S Management Corp.–Class B (Puerto Rico)(b)	67,350	1,392,798
WellCare Health Plans Inc.(b)	18,250	2,071,557
		3,464,355

Metal & Glass Containers–0.05%
Greif Inc.–Class A	1,850	86,691

Movies & Entertainment–0.38%
Liberty Braves Group–Class A(b)	16,350	277,133
Liberty Media Group–Class A(b)	13,250	368,747
		645,880

Oil & Gas Drilling–3.67%
Atwood Oceanics, Inc.	46,350	353,651
Ensco PLC–Class A	252,700	1,976,114
Noble Corp. PLC (United Kingdom)	200,300	989,482
Rowan Cos. PLC–Class A	105,000	1,393,350
Seadrill Ltd. (United Kingdom)(b)	369,350	786,715
Unit Corp.(b)	39,150	670,639
		6,169,951

Oil & Gas Exploration & Production–5.40%
Bill Barrett Corp.(b)	108,900	565,191
Continental Resources, Inc.(b)	19,500	953,745
Denbury Resources Inc.(b)	274,500	656,055
Encana Corp. (Canada)	85,700	817,578
Enerplus Corp. (Canada)	147,850	993,552

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco All Cap Market Neutral Fund

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Evolution Petroleum Corp.	79,000	$608,300
Jones Energy, Inc.–Class A(b)	91,250	374,125
Oasis Petroleum Inc.(b)	264,300	2,772,507
Panhandle Oil & Gas, Inc.–Class A	17,793	320,274
Resolute Energy Corp.(b)	39,400	1,020,460
		9,081,787

Packaged Foods & Meats–0.76%
Omega Protein Corp.(b)	56,950	1,269,985

Personal Products–0.56%
LifeVantage Corp.(b)	6,750	55,350
Natural Health Trends Corp.	9,550	222,802
Nu Skin Enterprises, Inc.–Class A	10,900	671,985
		950,137

Pharmaceuticals–4.27%
Corcept Therapeutics Inc.(b)	83,850	581,919
Heska Corp.(b)	10,000	494,000
Innoviva, Inc.(b)	110,500	1,138,150
Merck & Co., Inc.	22,050	1,294,776
SciClone Pharmaceuticals, Inc.(b)	104,650	936,617
Sucampo Pharmaceuticals, Inc.–Class A(b)	42,300	482,220
Supernus Pharmaceuticals Inc.(b)	113,450	2,246,310
		7,173,992

Property & Casualty Insurance–1.84%
Ambac Financial Group, Inc.(b)	119,900	2,212,155
Assured Guaranty Ltd.	29,750	889,227
		3,101,382

Publishing–0.19%
McClatchy Co. (The)–Class A(b)	22,350	315,135

Real Estate Services–0.76%
Altisource Portfolio Solutions S.A.(b)	49,550	1,275,913

Regional Banks–0.30%
Central Valley Community Bancorp	24,053	344,439
Citizens Financial Group, Inc.	6,200	163,308
		507,747

Research & Consulting Services–0.43%
Acacia Research Corp.	123,750	723,938

Restaurants–1.42%
Darden Restaurants, Inc.	36,750	2,381,033

Semiconductor Equipment–1.32%
Applied Materials, Inc.	76,300	2,218,804

Semiconductors–1.74%
Advanced Micro Devices, Inc.(b)	405,500	2,931,765

	Shares	Value
Specialty Chemicals–0.62%
Ingevity Corp.(b)	7,600	$314,640
Rayonier Advanced Materials Inc.	56,650	732,485
		1,047,125

Specialty Stores–0.97%
Staples, Inc.	220,950	1,635,030

Steel–2.09%
Cliffs Natural Resources Inc.(b)	404,300	2,231,736
Commercial Metals Co.	81,450	1,279,579
		3,511,315

Technology Distributors–0.39%
PC Mall, Inc.(b)	30,700	650,840

Technology Hardware, Storage & Peripherals–2.11%
HP Inc.	195,750	2,836,417
NetApp, Inc.	20,800	705,952
		3,542,369

Thrifts & Mortgage Finance–0.41%
Walker & Dunlop, Inc.(b)	28,700	690,809

Tobacco–0.22%
Alliance One International, Inc.(b)	25,100	372,735

Trading Companies & Distributors–1.52%
Herc Holdings, Inc.(b)	7,100	213,639
MRC Global Inc.(b)	140,800	2,075,392
Neff Corp.–Class A(b)	8,450	76,473
Titan Machinery, Inc.(b)	20,650	191,838
		2,557,342

Trucking–0.78%
Swift Transportation Co.(b)	58,300	1,304,754
Total Common Stocks & Other Equity Interests (Cost $139,517,156)		148,397,523

Money Market Funds–10.75%
Government & Agency Portfolio–Institutional Class, 0.29%(c)	10,841,804	10,841,804
Treasury Portfolio–Institutional Class, 0.22%(c)	7,227,869	7,227,869
Total Money Market Funds (Cost $18,069,673)		18,069,673
TOTAL INVESTMENTS–99.04% (Cost $157,586,829)		166,467,196
OTHER ASSETS LESS LIABILITIES–0.96%		1,615,066
NET ASSETS–100.00%		$168,082,262

Investment Abbreviations:

REIT	– Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco All Cap Market Neutral Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

Open Over-The-Counter Total Return Swap Agreements
Reference Entity	Counterparty	Expiration Date	Floating Rate Index(1)	Notional Value	Unrealized Appreciation		Net Value of Reference Entities
Equity Securities — Short	Morgan Stanley & Co. LLC	04/24/2017	Federal Funds floating rate	$(153,805,420)	$7,923,557	(2)	$(145,828,981)

(1)	The Fund receives or pays the total return on the short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Amount includes $(52,882) of dividends payable long and financing fees payable by the Fund to the Counterparty.

The following table represents the individual short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. LLC as of October 31, 2016.

	Shares	Value
Equity Securities — Short
Airlines
Allegiant Travel Co.	(800)	$(110,320)
Spirit Airlines, Inc.	(47,150)	(2,259,899)
		(2,370,219)

Alternative Carriers
pdvWireless, Inc.	(34,650)	(817,740)

Aluminum
Real Industry, Inc.	(47,000)	(251,450)

Apparel Retail
Ascena Retail Group, Inc.	(136,850)	(669,196)
Boot Barn Holdings, Inc.	(64,150)	(821,120)
Guess?, Inc.	(35,700)	(481,950)
		(1,972,266)

Apparel, Accessories & Luxury Goods
Fossil Group, Inc.	(31,200)	(850,824)
Sequential Brands Group, Inc.	(60,650)	(436,680)
Under Armour, Inc.–Class A	(55,350)	(1,721,385)
		(3,008,889)

Application Software
Digimarc Corp.	(25,250)	(797,900)
EnerNOC, Inc.	(56,100)	(291,720)
MobileIron, Inc.	(31,350)	(114,428)
Park City Group, Inc	(8,350)	(109,803)
Tyler Technologies, Inc.	(4,650)	(745,860)
		(2,059,711)

Asset Management & Custody Banks
Brookfield Asset Management Inc.–Class A (Canada)	(11,450)	(400,979)
Financial Engines, Inc.	(14,050)	(388,483)
WisdomTree Investments, Inc.	(95,350)	(818,103)
		(1,607,565)

Auto Parts & Equipment
Kandi Technologies Group Inc.	(48,150)	(240,750)

	Shares	Value
Auto Parts & Equipment–(continued)
Workhorse Group Inc.	(61,550)	$(408,692)
		(649,442)

Automobile Manufacturers
General Motors Co.	(2,300)	(72,680)
Tesla Motors, Inc.	(2,800)	(553,644)
		(626,324)

Automotive Retail
Advance Auto Parts, Inc.	(9,500)	(1,330,760)
CarMax, Inc.	(39,700)	(1,982,618)
Monro Muffler Brake, Inc.	(4,850)	(266,750)
		(3,580,128)

Biotechnology
ACADIA Pharmaceuticals Inc.	(88,950)	(2,073,424)
Advaxis, Inc.	(48,950)	(396,006)
Alnylam Pharmaceuticals, Inc.	(61,100)	(2,175,160)
Amicus Therapeutics, Inc.	(107,150)	(739,335)
Anthera Pharmaceuticals, Inc.	(81,300)	(178,860)
Argos Therapeutics, Inc.	(95,050)	(399,210)
Arrowhead Pharmaceuticals, Inc.	(60,700)	(352,060)
bluebird bio, Inc.	(27,400)	(1,308,350)
Corbus Pharmaceuticals Holdings, Inc.	(107,450)	(601,720)
Dicerna Pharmaceuticals, Inc.	(19,500)	(60,645)
Genocea Biosciences, Inc.	(63,250)	(217,580)
Heron Therapeutics, Inc.	(95,100)	(1,412,235)
Inotek Pharmaceuticals Corp.	(18,150)	(127,050)
Invitae Corp.	(65,500)	(503,040)
Keryx Biopharmaceuticals, Inc.	(77,500)	(349,525)
Kite Pharma, Inc.	(35,550)	(1,574,509)
Kura Oncology, Inc.	(9,163)	(37,110)
La Jolla Pharmaceutical Co.	(22,700)	(397,250)
Medgenics Inc. (Israel)	(57,581)	(277,540)
Mirati Therapeutics, Inc.	(43,850)	(221,443)
Novavax, Inc.	(187,750)	(285,380)
OvaScience, Inc.	(86,300)	(434,952)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco All Cap Market Neutral Fund

	Shares	Value
Biotechnology–(continued)
PTC Therapeutics, Inc.	(26,250)	$(163,013)
Sarepta Therapeutics, Inc.	(23,550)	(924,102)
T2 Biosystems, Inc.	(58,450)	(369,404)
Ultragenyx Pharmaceutical Inc.	(28,350)	(1,672,366)
Vital Therapies, Inc.	(30,300)	(162,105)
		(17,413,374)

Cable & Satellite
Liberty Broadband Corp.–Class C	(4,350)	(289,928)
Loral Space & Communications Inc.	(3,300)	(128,040)
		(417,968)

Casinos & Gaming
Wynn Resorts Ltd.	(17,200)	(1,626,260)

Commodity Chemicals
BioAmber Inc. (Canada)	(44,500)	(207,370)
Methanex Corp. (Canada)	(9,650)	(350,778)
		(558,148)

Communications Equipment
NetScout Systems, Inc.	(39,800)	(1,092,510)
ViaSat, Inc.	(12,250)	(865,585)
		(1,958,095)

Construction Materials
U.S. Concrete, Inc.	(24,900)	(1,242,510)

Consumer Finance
OneMain Holdings Inc.	(2,900)	(82,186)

Data Processing & Outsourced Services
MAXIMUS, Inc.	(17,650)	(918,859)

Diversified Chemicals
LSB Industries, Inc.	(64,950)	(343,586)

Diversified Metals & Mining
Compass Minerals International, Inc.	(7,000)	(502,950)

Diversified Support Services
Ritchie Bros. Auctioneers Inc.	(5,100)	(176,409)

Electrical Components & Equipment
American Superconductor Corp.	(30,400)	(194,864)
Revolution Lighting Technologies, Inc.	(30,500)	(209,230)
Sunrun Inc.	(203,150)	(1,058,411)
		(1,462,505)

Electronic Equipment & Instruments
CUI Global, Inc.	(10,950)	(51,903)
Zebra Technologies Corp.–Class A	(28,600)	(1,883,024)
		(1,934,927)

Environmental & Facilities Services
Covanta Holding Corp.	(38,600)	(579,000)
Stericycle, Inc.	(28,150)	(2,254,533)
Waste Connections, Inc. (Canada)	(17,900)	(1,346,259)
		(4,179,792)

	Shares	Value
Fertilizers & Agricultural Chemicals
AgroFresh Solutions, Inc.	(54,700)	$(257,090)
CF Industries Holdings, Inc.	(88,750)	(2,130,887)
		(2,387,977)

Food Retail
Natural Grocers by Vitamin Cottage, Inc.	(48,300)	(573,804)

General Merchandise Stores
Tuesday Morning Corp.	(105,150)	(520,492)

Gold
Franco-Nevada Corp. (Canada)	(35,650)	(2,333,649)

Health Care Equipment
AtriCure, Inc.	(42,800)	(780,672)
Avinger, Inc.	(53,900)	(188,650)
ConforMIS Inc.	(99,500)	(759,185)
CytoSorbents Corp.	(57,250)	(337,775)
DexCom, Inc.	(24,100)	(1,885,584)
GenMark Diagnostics Inc.	(41,400)	(441,738)
InVivo Therapeutics Holdings Corp.	(71,850)	(312,548)
Invuity, Inc.	(40,400)	(410,060)
Rockwell Medical, Inc.	(11,750)	(68,268)
Tandem Diabetes Care, Inc.	(79,200)	(479,160)
Veracyte, Inc.	(47,050)	(341,583)
		(6,005,223)

Health Care Facilities
Acadia Healthcare Co., Inc.	(60,150)	(2,162,994)
Tenet Healthcare Corp.	(55,650)	(1,096,861)
		(3,259,855)

Health Care Services
Addus HomeCare Corp.	(13,300)	(336,490)
Diplomat Pharmacy, Inc.	(7,850)	(181,885)
Teladoc, Inc.	(4,400)	(71,500)
		(589,875)

Health Care Supplies
Cerus Corp.	(260,150)	(1,253,923)
Endologix, Inc.	(168,550)	(1,763,033)
Sientra, Inc.	(40,050)	(314,393)
VolitionRx Ltd.	(29,319)	(129,883)
		(3,461,232)

Health Care Technology
Castlight Health, Inc.–Class B	(30,750)	(133,763)

Homebuilding
New Home Co. Inc. (The)	(48,850)	(489,477)

Homefurnishing Retail
Restoration Hardware Holdings, Inc.	(28,450)	(824,196)

Hotels, Resorts & Cruise Lines
Norwegian Cruise Line Holdings Ltd.	(58,850)	(2,287,499)
Royal Caribbean Cruises Ltd.	(21,000)	(1,614,270)
		(3,901,769)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco All Cap Market Neutral Fund

	Shares	Value
Household Products
Orchids Paper Products Co.	(8,550)	$(219,393)

Industrial Conglomerates
Roper Technologies, Inc.	(500)	(86,655)

Industrial Machinery
Middleby Corp. (The)	(17,400)	(1,950,714)
Proto Labs, Inc.	(17,800)	(795,660)
		(2,746,374)

Integrated Oil & Gas
Chevron Corp.	(22,050)	(2,309,737)
Exxon Mobil Corp.	(25,800)	(2,149,656)
		(4,459,393)

Internet & Direct Marketing Retail
Netflix, Inc.	(13,500)	(1,685,745)

Internet Software & Services
Hortonworks, Inc.	(139,200)	(1,063,488)
Pandora Media, Inc.	(174,350)	(1,975,385)
		(3,038,873)

Investment Banking & Brokerage
Investment Technology Group, Inc.	(36,100)	(552,691)

IT Consulting & Other Services
EPAM Systems, Inc.	(3,700)	(238,169)
Mattersight Corp.	(20,950)	(85,895)
Virtusa Corp.	(74,150)	(1,404,401)
		(1,728,465)

Leisure Products
Arctic Cat Inc.	(30,900)	(463,191)
Polaris Industries Inc.	(7,800)	(597,558)
		(1,060,749)

Life & Health Insurance
Trupanion, Inc.	(39,700)	(642,743)

Life Sciences Tools & Services
Accelerate Diagnostics, Inc.	(105,700)	(2,246,125)
Pacific Biosciences of California, Inc.	(191,450)	(1,627,325)
		(3,873,450)

Multi-Line Insurance
Kemper Corp.	(8,000)	(300,400)

Oil & Gas Equipment & Services
Bristow Group, Inc.	(25,300)	(253,253)
CARBO Ceramics Inc.	(15,450)	(94,245)
Halliburton Co.	(6,750)	(310,500)
Schlumberger Ltd.	(28,300)	(2,213,909)
Weatherford International PLC	(395,100)	(1,904,382)
		(4,776,289)

Oil & Gas Exploration & Production
Gulfport Energy Corp.	(2,550)	(61,481)

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Kosmos Energy Ltd.	(42,150)	$(219,602)
Synergy Resources Corp.	(300,150)	(2,053,026)
Whiting Petroleum Corp.	(200,850)	(1,655,004)
		(3,989,113)

Oil & Gas Refining & Marketing
CVR Energy, Inc.	(64,400)	(853,944)
Pacific Ethanol, Inc.	(35,450)	(264,103)
		(1,118,047)

Oil & Gas Storage & Transportation
Cheniere Energy, Inc.	(44,000)	(1,658,800)
Dorian LPG Ltd.	(58,800)	(331,044)
Golar LNG Ltd. (Bermuda)	(68,600)	(1,501,654)
Pembina Pipeline Corp. (Canada)	(9,500)	(292,220)
		(3,783,718)

Packaged Foods & Meats
Freshpet, Inc.	(44,250)	(376,125)
Inventure Foods, Inc.	(18,850)	(159,471)
		(535,596)

Personal Products
Coty, Inc.–Class A	(83,700)	(1,924,263)

Pharmaceuticals
Achaogen Inc	(64,850)	(297,662)
Aerie Pharmaceuticals, Inc.	(24,550)	(816,287)
Allergan PLC	(8,850)	(1,849,119)
Collegium Pharmaceutical, Inc.	(61,900)	(926,643)
Corium International, Inc.	(28,000)	(133,000)
Egalet Corp.	(65,700)	(368,577)
Endo International PLC	(109,100)	(2,045,625)
Flex Pharma Inc.	(14,350)	(69,741)
Neos Therapeutics, Inc.	(34,600)	(204,140)
Ocular Therapeutix, Inc.	(58,700)	(332,242)
Omeros Corp.	(14,950)	(122,590)
		(7,165,626)

Property & Casualty Insurance
Allied World Assurance Company Holdings, AG	(20,050)	(861,749)
RLI Corp.	(1,350)	(75,249)
White Mountains Insurance Group, Ltd.	(730)	(605,695)
		(1,542,693)

Real Estate Development
Howard Hughes Corp. (The)	(7,300)	(801,759)

Real Estate Operating Companies
Kennedy-Wilson Holdings Inc.	(22,650)	(466,590)

Real Estate Services
Jones Lang LaSalle Inc.	(10,550)	(1,021,767)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco All Cap Market Neutral Fund

	Shares	Value
Regional Banks
Pacific Mercantile Bancorp	(45,200)	$(253,120)
United Bankshares, Inc.	(13,800)	(520,260)
		(773,380)

Reinsurance
Greenlight Capital Re, Ltd.–Class A	(43,350)	(862,665)

Residential REIT’s
Bluerock Residential Growth REIT, Inc.	(11,100)	(137,640)

Restaurants
Habit Restaurants, Inc. (The)	(26,150)	(370,023)
Kona Grill, Inc.	(24,050)	(258,538)
Noodles & Co.	(15,900)	(74,730)
		(703,291)

Semiconductors
First Solar Inc.	(55,150)	(2,233,023)
Microsemi Corp.	(1,800)	(75,834)
SunPower Corp.	(27,700)	(200,548)
Synaptics Inc.	(16,400)	(854,768)
		(3,364,173)

Silver–1.19%
Silver Wheaton Corp. (Canada)	(83,000)	(2,001,130)

Specialized Finance
On Deck Capital, Inc.	(164,800)	(805,872)

Specialized REIT’s
Life Storage, Inc.	(4,400)	(354,860)

Specialty Chemicals
Platform Specialty Products Corp.	(184,150)	(1,342,453)
Senomyx, Inc.	(93,850)	(109,805)
		(1,452,258)

Specialty Stores
Signet Jewelers Ltd.	(27,500)	(2,234,650)
Tractor Supply Co.	(14,500)	(908,135)
		(3,142,785)

Steel
Allegheny Technologies, Inc.	(84,150)	(1,147,806)
United States Steel Corp.	(72,350)	(1,399,249)
		(2,547,055)

Systems Software
FireEye, Inc.	(125,050)	(1,453,081)
Tableau Software, Inc.–Class A	(47,100)	(2,263,155)
TubeMogul Inc.	(40,050)	(292,365)
		(4,008,601)

Technology Hardware, Storage & Peripherals
Immersion Corp.	(69,000)	(563,040)
Nimble Storage, Inc.	(206,900)	(1,578,647)
		(2,141,687)

	Shares	Value
Thrifts & Mortgage Finance
LendingTree, Inc.	(16,150)	$(1,289,577)

Trucking
Werner Enterprises Inc.	(20,000)	(481,000)
Total Equity Securities — Short		$(145,828,981)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco All Cap Market Neutral Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $139,517,156)	$148,397,523
Investments in affiliated money market funds, at value and cost	18,069,673
Total investments, at value (Cost $157,586,829)	166,467,196
Foreign currencies, at value (Cost $52)	51
Receivable for:
Deposits with brokers for swap agreements	50,000
Investments sold	7,095,750
Fund shares sold	111,133
Dividends	44,136
Fund expenses absorbed	25,223
Swaps receivables	378,693
Investment for trustee deferred compensation and retirement plans	6,260
Unrealized appreciation on swap agreements — OTC	7,923,557
Other assets	54,417
Total assets	182,156,416

Liabilities:
Payable for:
Investments purchased	13,737,956
Fund shares reacquired	189,560
Accrued fees to affiliates	77,601
Accrued trustees’ and officers’ fees and benefits	1,553
Accrued other operating expenses	61,224
Trustee deferred compensation and retirement plans	6,260
Total liabilities	14,074,154
Net assets applicable to shares outstanding	$168,082,262

Net assets consist of:
Shares of beneficial interest	$159,726,344
Undistributed net investment income (loss)	(7,969,348)
Undistributed net realized gain (loss)	(478,658)
Net unrealized appreciation	16,803,924
$168,082,262

Net Assets:
Class A	$42,539,401
Class C	$10,135,527
Class R	$103,526
Class Y	$41,368,962
Class R5	$492,869
Class R6	$73,441,977

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	4,341,481
Class C	1,055,275
Class R	10,638
Class Y	4,197,956
Class R5	50,001
Class R6	7,456,411
Class A:
Net asset value per share	$9.80
Maximum offering price per share
(Net asset value of $9.80 ÷ 94.50%)	$10.37
Class C:
Net asset value and offering price per share	$9.60
Class R:
Net asset value and offering price per share	$9.73
Class Y:
Net asset value and offering price per share	$9.85
Class R5:
Net asset value and offering price per share	$9.86
Class R6:
Net asset value and offering price per share	$9.85

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco All Cap Market Neutral Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $14,870)	$1,955,898
Dividends from affiliated money market funds	64,155
Total investment income	2,020,053

Expenses:
Advisory fees	1,866,749
Administrative services fees	50,000
Custodian fees	19,884
Distribution fees:
Class A	119,858
Class C	97,430
Class R	742
Transfer agent fees — A , C, R and Y	152,576
Transfer agent fees — R5	20
Transfer agent fees — R6	245
Trustees’ and officers’ fees and benefits	20,227
Registration and filing fees	95,432
Reports to shareholders	23,110
Professional services fees	59,145
Other	18,997
Total expenses	2,524,415
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(279,358)
Net expenses	2,245,057
Net investment income (loss)	(225,004)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	11,754,648
Foreign currencies	418
Swap agreements	(43,228,000)
(31,472,934)
Change in net unrealized appreciation of:
Investment securities	7,869,064
Swap agreements	7,570,082
15,439,146
Net realized and unrealized gain (loss)	(16,033,788)
Net increase (decrease) in net assets resulting from operations	$(16,258,792)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco All Cap Market Neutral Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income (loss)	$(225,004)	$(478,489)
Net realized gain (loss)	(31,472,934)	2,942,975
Change in net unrealized appreciation (depreciation)	15,439,146	(223,209)
Net increase (decrease) in net assets resulting from operations	(16,258,792)	2,241,277

Distributions to shareholders from net investment income:
Class A	(1,996,674)	—
Class C	(342,508)	—
Class R	(5,987)	—
Class Y	(2,153,585)	—
Class R5	(67,476)	—
Class R6	(84,398)	—
Total distributions from net investment income	(4,650,628)	—

Share transactions–net:
Class A	37,820,319	2,123,323
Class C	9,875,981	837,576
Class R	106,118	(19,669)
Class Y	30,769,232	1,182,147
Class R5	—	(112,330)
Class R6	77,562,633	83,572
Net increase in net assets resulting from share transactions	156,134,283	4,094,619
Net increase in net assets	135,224,863	6,335,896

Net assets:
Beginning of year	32,857,399	26,521,503
End of year (includes undistributed net investment income (loss) of $(7,969,348) and $4,240,112, respectively)	$168,082,262	$32,857,399

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco All Cap Market Neutral Fund

Statement of Cash Flows

For the year ended October 31, 2016

Cash provided by (used in) operating activities:
Net increase (decrease) in net assets resulting from operations	$(16,258,792)

Adjustments to reconcile the change in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(308,061,401)
Net change in unrealized appreciation on swap agreements	(7,570,082)
Proceeds from sales of investments	214,087,901
Increase in receivables and other assets	(496,740)
Increase in accrued expenses and other payables	25,549
Net realized gain from investment securities	(11,754,648)
Net change in unrealized appreciation on investment securities	(7,869,064)
Net cash provided by (used in) operating activities	(137,897,277)

Cash provided by financing activities:
Dividends paid to shareholders from net investment income	(1,344,801)
Proceeds from shares of beneficial interest sold	264,815,707
Disbursements from shares of beneficial interest reacquired	(111,455,884)
Net cash provided by financing activities	152,015,022
Net increase in cash and cash equivalents	14,117,745
Cash at beginning of year	3,951,979
Cash at end of year	$18,069,724

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco All Cap Market Neutral Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

19                         Invesco All Cap Market Neutral Fund

trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

20                         Invesco All Cap Market Neutral Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

21                         Invesco All Cap Market Neutral Fund

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

M.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.25%
Over $10 billion	1.15%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 1.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.62%, 2.37%, 1.87%, 1.37%, 1.37% and 1.37%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $126,518 and reimbursed class level expenses of $74,650, $15,170, $231, $62,143, $20 and $245 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

22                         Invesco All Cap Market Neutral Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $26,343 in front-end sales commissions from the sale of Class A shares and $898 and $4,625 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$148,397,523	$—	$—	$148,397,523
Money Market Funds	18,069,673	—	—	18,069,673
	166,467,196	—	—	166,467,196
Swap Agreements*	—	7,923,557	—	7,923,557
Total Investments	$166,467,196	$7,923,557	$—	$174,390,753

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2016:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on swap agreements — OTC	$7,923,557
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$7,923,557

23                         Invesco All Cap Market Neutral Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2016.

	Financial Derivative Assets	Collateral (Received)/ Pledged
Counterparty	Swap agreements	Non-Cash	Cash	Net amount
Morgan Stanley & Co. LLC	$8,302,250	$—	$(50,000)	$8,252,250

Effect of Derivative Investments for the year ended October 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Swap agreements	$(43,228,000)
Change in Net Unrealized Appreciation:
Swap agreements	7,570,082
Total	$(35,657,918)

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$139,104,057

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $381.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

24                         Invesco All Cap Market Neutral Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$4,597,598	$—
Long-term capital gain	53,030	—
Total distributions	$4,650,628	$—

Tax Components of Net Assets at Period-End:

2016
Undistributed long-term gain	$61,992
Net unrealized appreciation — investments	8,339,718
Temporary book/tax differences	(6,059)
Late-Year ordinary loss deferrals	(39,733)
Shares of beneficial interest	159,726,344
Total net assets	$168,082,262

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2016.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $320,063,626 and $219,206,454, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$17,127,720
Aggregate unrealized (depreciation) of investment securities	(8,788,002)
Net unrealized appreciation of investment securities	$8,339,718

Cost of investments for tax purposes is $158,127,478.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of swap agreement income and net operating losses, on October 31, 2016, undistributed net investment income (loss) was decreased by $7,333,828, undistributed net realized gain (loss) was increased by $33,161,220 and shares of beneficial interest was decreased by $25,827,392. This reclassification had no effect on the net assets of the Fund.

25                         Invesco All Cap Market Neutral Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	9,254,725	$98,705,258	1,145,421	$12,745,791
Class C	1,785,156	18,630,806	193,382	2,124,532
Class R	25,401	266,205	23,122	252,070
Class Y	5,966,976	62,854,381	1,461,895	16,219,741
Class R6(b)	8,048,947	84,017,175	12,424	134,891

Issued as reinvestment of dividends:
Class A	132,014	1,395,381	—	—
Class C	32,714	341,201	—	—
Class R	444	4,665	—	—
Class Y	145,868	1,547,659	—	—
Class R6	1,595	16,921	—	—

Reacquired:
Class A	(6,120,260)	(62,280,320)	(980,822)	(10,622,468)
Class C	(913,301)	(9,096,026)	(123,275)	(1,286,956)
Class R	(17,120)	(164,752)	(24,922)	(271,739)
Class Y	(3,326,932)	(33,632,808)	(1,416,243)	(15,037,594)
Class R5	—	—	(10,386)	(112,330)
Class R6	(656,366)	(6,471,463)	(4,685)	(51,319)
Net increase in share activity	14,359,861	$156,134,283	275,911	$4,094,619

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 47% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	On February 18, 2016, 6,524,352 Class R6 shares valued at $68,766,670 were sold to affiliated mutual funds.

26                         Invesco All Cap Market Neutral Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets (including interest expense and dividends on short sales expense) with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (including interest expense and dividends on short sales expense) without fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (excluding interest expense and dividends on short sales expense) with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (excluding interest expense and dividends on short sales expense) without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Ratio of interest expense and dividends on short sales to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/16	$11.92	$(0.03)	$(0.76)	$(0.79)	$(1.33)	$9.80	(7.42)%	$42,539	1.61	%(d)	1.85	%(d)	1.61	%(d)	1.85	%(d)	(0.26	)%(d)	—		168%
Year ended 10/31/15	10.70	(0.20)	1.42	1.22	—	11.92	11.40	12,812	3.69		4.62		1.60		2.53		(1.85)		2.09		175
Year ended 10/31/14(e)	10.00	(0.27)	0.97	0.70	—	10.70	7.00	9,742	4.53	(f)	7.28	(f)	1.60	(f)	4.35	(f)	(3.03	)(f)	2.93	(f)	105
Class C
Year ended 10/31/16	11.76	(0.10)	(0.76)	(0.86)	(1.30)	9.60	(8.19)	10,136	2.36	(d)	2.60	(d)	2.36	(d)	2.60	(d)	(1.01	)(d)	—		168
Year ended 10/31/15	10.63	(0.28)	1.41	1.13	—	11.76	10.63	1,772	4.44		5.37		2.35		3.28		(2.60)		2.09		175
Year ended 10/31/14(e)	10.00	(0.34)	0.97	0.63	—	10.63	6.30	857	5.28	(f)	8.03	(f)	2.35	(f)	5.10	(f)	(3.78	)(f)	2.93	(f)	105
Class R
Year ended 10/31/16	11.86	(0.05)	(0.76)	(0.81)	(1.32)	9.73	(7.66)	104	1.86	(d)	2.10	(d)	1.86	(d)	2.10	(d)	(0.51	)(d)	—		168
Year ended 10/31/15	10.68	(0.22)	1.40	1.18	—	11.86	11.05	23	3.94		4.87		1.85		2.78		(2.10)		2.09		175
Year ended 10/31/14(e)	10.00	(0.29)	0.97	0.68	—	10.68	6.80	40	4.78	(f)	7.53	(f)	1.85	(f)	4.60	(f)	(3.28	)(f)	2.93	(f)	105
Class Y
Year ended 10/31/16	11.97	(0.00)	(0.77)	(0.77)	(1.35)	9.85	(7.24)	41,369	1.36	(d)	1.60	(d)	1.36	(d)	1.60	(d)	(0.01	)(d)	—		168
Year ended 10/31/15	10.72	(0.17)	1.42	1.25	—	11.97	11.66	16,907	3.44		4.37		1.35		2.28		(1.60)		2.09		175
Year ended 10/31/14(e)	10.00	(0.25)	0.97	0.72	—	10.72	7.20	14,651	4.28	(f)	7.03	(f)	1.35	(f)	4.10	(f)	(2.78	)(f)	2.93	(f)	105
Class R5
Year ended 10/31/16	11.97	(0.00)	(0.76)	(0.76)	(1.35)	9.86	(7.15)	493	1.36	(d)	1.45	(d)	1.36	(d)	1.45	(d)	(0.01	)(d)	—		168
Year ended 10/31/15	10.72	(0.17)	1.42	1.25	—	11.97	11.66	599	3.44		4.28		1.35		2.19		(1.60)		2.09		175
Year ended 10/31/14(e)	10.00	(0.25)	0.97	0.72	—	10.72	7.20	648	4.28	(f)	7.00	(f)	1.35	(f)	4.07	(f)	(2.78	)(f)	2.93	(f)	105
Class R6
Year ended 10/31/16	11.97	(0.00)	(0.77)	(0.77)	(1.35)	9.85	(7.24)	73,442	1.36	(d)	1.44	(d)	1.36	(d)	1.44	(d)	(0.01	)(d)	—		168
Year ended 10/31/15	10.72	(0.17)	1.42	1.25	—	11.97	11.66	745	3.44		4.28		1.35		2.19		(1.60)		2.09		175
Year ended 10/31/14(e)	10.00	(0.25)	0.97	0.72	—	10.72	7.20	584	4.28	(f)	6.99	(f)	1.35	(f)	4.06	(f)	(2.78	)(f)	2.93	(f)	105

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $47,943, $9,743, $148, $39,911, $518 and $51,076 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of December 17, 2013.
(f)	Annualized.

NOTE 13—Subsequent Event

Effective January 1, 2017, the Fund will pay an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.85%
Next $250 million	0.82%
Next $500 million	0.80%
Next $1.5 billion	0.77%
Next $2.5 billion	0.75%
Next $2.5 billion	0.72%
Next $2.5 billion	0.70%
Over $10 billion	0.67%

In addition, effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in Note 2) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets.

27                         Invesco All Cap Market Neutral Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Invesco All Cap Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Invesco All Cap Market Neutral Fund (the “Fund”) as of October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 17, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

28                         Invesco All Cap Market Neutral Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2],3	Ending Account Value (10/31/16)	Expenses Paid During Period[2],4
A	$1,000.00	$963.60	$7.95	$1,017.04	$8.16	1.61%
C	1,000.00	959.00	11.62	1,013.27	11.94	2.36
R	1,000.00	961.50	9.17	1,015.79	9.42	1.86
Y	1,000.00	963.80	6.71	1,018.30	6.90	1.36
R5	1,000.00	964.80	6.72	1,018.30	6.90	1.36
R6	1,000.00	963.80	6.71	1,018.30	6.90	1.36

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective January 1, 2017, the Fund’s Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.49%, 2.24%, 1.74%, 1.24%, 1.24% and 1.24% for Class A, Class C, Class R, Class Y Class R5 and Class R6 shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $7.35, $11.03, $8.58, $6.12, $6.12 and $6.12 for Class A, Class C, Class R, Class Y Class R5 and Class R6 shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $7.56, $11.34, $8.82, $6.29, $6.29 and $6.29 for Class A, Class C, Class R, Class Y Class R5 and Class R6 shares, respectively.

29                         Invesco All Cap Market Neutral Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco All Cap Market Neutral Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one and two calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Alternative Equity Market Neutral Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and two year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and two year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s

30                         Invesco All Cap Market Neutral Fund

Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2017 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted how the Fund’s rate compared to the effective sub-adviser fee rate of one fund sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds . The Board noted that the Fund had not been in operation long enough to become profitable and that Invesco Advisers was continuing to take entrepreneurial risk in operating the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board;

and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

31                         Invesco All Cap Market Neutral Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$53,030
Qualified Dividend Income*	7.07%
Corporate Dividends Received Deduction*	5.89%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

32                         Invesco All Cap Market Neutral Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco All Cap Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco All Cap Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco All Cap Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco All Cap Market Neutral Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	ACMN-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Balanced-Risk Allocation Fund Nasdaq: A: ABRZX ∎ B: ABRBX ∎ C: ABRCX ∎ R: ABRRX ∎ Y: ABRYX ∎ R5: ABRIX ∎ R6: ALLFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Balanced-Risk Allocation Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Balanced-Risk Allocation Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Balanced-Risk Allocation Fund (the Fund), at net asset value (NAV), outperformed the Fund’s custom style-specific benchmarks, the Custom Invesco Balanced-Risk Allocation Broad Index and the Custom Invesco Balanced-Risk Allocation Style Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.59%
Class B Shares	6.67
Class C Shares	6.67
Class R Shares	7.26
Class Y Shares	7.75
Class R5 Shares	7.88
Class R6 Shares	7.93
S&P 500 Index▼ (Broad Market Index)	4.51
Custom Invesco Balanced-Risk Allocation Broad Index∎ (Style-Specific Index)	4.74
Custom Invesco Balanced-Risk Allocation Style Index∎ (Style-Specific Index)	2.71
Lipper Alternative Global Macro Funds Index◆ (Peer Group Index)	2.16

Source (s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc.; ◆Lipper Inc.

Market conditions and your Fund

During the fiscal year ended October 31, 2016, each of the asset classes in which the Fund invests provided positive contributions to Fund performance, and the Fund at NAV ended the reporting period in positive territory. The Fund invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic portion of the investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from our equity, fixed income and commodity allocations. Tactical adjustments to the Fund’s portfolio are then made on a monthly basis to try and take advantage of short-term market dynamics.

    The Fund’s exposure to global government bonds, obtained through the use of swaps and futures, led results for the reporting period. A combination of equity market volatility early in the reporting period, concerns over the fallout of the Brexit vote (the UK referendum on whether to remain a part of, or leave, the European Union) in early summer and generally tepid economic data throughout the reporting period created demand for perceived safe haven assets.1 Within the government bond asset class, UK gilts were the top performers on Brexit fears and the resulting accommodative policy response from central banks. German bunds also benefited from these events, although these events also drove their yields into negative territory. The price of Canadian government bonds rallied as the Canadian central bank cut interest rates twice to combat the economic slowdown complicated by weak energy prices. US Treasury prices rallied on market volatility early in the reporting period and “flight to safety” demand in the wake of Brexit, but they surrendered some of those gains late in the reporting period on the incessant jawboning from the US Federal Reserve on the likelihood of a rate increase. Despite engaging in a policy of negative interest rates, Japanese government bonds also posted modest gains for the reporting period. Tactical positioning in government bonds bolstered Fund results due to general overweight exposure to the asset class for the fiscal year.

    Exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, also provided positive returns for the Fund for the fiscal year as gains in agriculture, precious metals and energy outweighed losses in industrial metals. Agriculture was the Fund’s leading performer during the fiscal year due to gains in sugar, soybeans, soymeal, cotton and coffee. Generally speaking, supply shortages due to inclement weather and reduced plantings was the primary catalyst for higher prices. Strategic positioning in precious metals was also favorable as gains in silver outpaced gold. Precious metals prices benefited from a combination of volatility in equity prices in the reporting period as well as the inability of central banks to implement interest rate increases. Tactical exposure to precious metals detracted from Fund performance. Energy prices struggled with high levels of oversupply for much of the reporting period, leading to marked volatility in crude oil and distillates. The Fund’s ability to tactically adjust exposures helped to offset weak performance across the energy complex; the Fund had underweight exposure to energy for most of the fiscal year. The result was a gain from the combined exposure to energy. Industrial metals prices detracted from Fund results as

Target Risk Allocation and Notional Asset Weights as of 10/31/16
By asset class
Asset Class	Target Risk Allocation*	Notional Asset Weights**

Equities	45.03%	41.41%
Fixed Income	19.06	58.55
Commodities	35.91	34.53
Total	100.00	134.49
*	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
**	Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

Total Net Assets	$5.4 billion

4                         Invesco Balanced-Risk Allocation Fund

copper prices declined more than aluminum prices rose. Tactical industrial metals exposure detracted from Fund results due to underweight exposure to aluminum.

    Performance across developed equity markets was bifurcated though a contributor to Fund results. Perhaps surprisingly, given the angst leading up to and after the Brexit vote, UK equities led results in the asset class; US small caps and large caps and Hong Kong equities made lesser contributions to Fund performance. European and Japanese equities detracted from Fund performance as a combination of weak economic data and concerns over whether the exceptionally accommodative policy response from the European Central Bank and the Bank of Japan was having any of the intended effects on growth and inflation pressured share prices. Tactical exposure to equities helped boost the Fund’s return owing to a combination of underweight exposure during the volatility of the first quarter of 2016 and general overweight exposure when equities recovered in subsequent quarters.

    Please note that our strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Allocation Fund.

1	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund.
He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund.
He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund.
He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund.
He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund.
He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by the Invesco Global Asset Allocation Team

5                         Invesco Balanced-Risk Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 6/2/09

1	Source: FactSet Research Systems Inc.
2	Source(s): Invesco, FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Balanced-Risk Allocation Fund

Average Annual Total Returns As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (6/2/09)	6.80%
5 Years	3.93
1 Year	1.64

Class B Shares
Inception (6/2/09)	6.79%
5 Years	3.99
1 Year	1.67

Class C Shares
Inception (6/2/09)	6.79%
5 Years	4.32
1 Year	5.67

Class R Shares
Inception (6/2/09)	7.33%
5 Years	4.85
1 Year	7.26

Class Y Shares
Inception (6/2/09)	7.87%
5 Years	5.36
1 Year	7.75

Class R5 Shares
Inception (6/2/09)	7.89%
5 Years	5.40
1 Year	7.88

Class R6 Shares
Inception	7.82%
5 Years	5.42
1 Year	7.93

Average Annual Total Returns As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/2/09)	7.12%
5 Years	4.91
1 Year	6.01

Class B Shares
Inception (6/2/09)	7.13%
5 Years	5.00
1 Year	6.40

Class C Shares
Inception (6/2/09)	7.14%
5 Years	5.32
1 Year	10.40

Class R Shares
Inception (6/2/09)	7.66%
5 Years	5.84
1 Year	11.90

Class Y Shares
Inception (6/2/09)	8.22%
5 Years	6.37
1 Year	12.48

Class R5 Shares
Inception (6/2/09)	8.24%
5 Years	6.41
1 Year	12.52

Class R6 Shares
Inception	8.16%
5 Years	6.41
1 Year	12.57

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.27%, 2.02%, 2.02%,

1.52%, 1.02%, 0.99% and 0.89%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.32%, 2.07%, 2.07%, 1.57%, 1.07%, 1.04% and 0.94%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y,

Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

7 Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.
∎	Commodity risk. The Fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/ or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments or supply and demand disruptions. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

∎	Correlation risk. Because the Fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, across different countries and investments, to the extent either the asset classes or the selected countries and investments become correlated in a way not anticipated by the Adviser, the Fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Balanced-Risk Allocation Fund

an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political,

social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange- traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.
∎	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. The Fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on the Fund’s right to redeem its investment, which is meant to be held until maturity.

∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

continued on page 10

9                         Invesco Balanced-Risk Allocation Fund

continued from page 9

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in the prospectus and the SAI, and could negatively affect the Fund and its shareholders.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Volatility risk. Although the Fund’s investment strategy targets a specific volatility level, certain of the Fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Custom Invesco Balanced-Risk Allocation Broad Index consists of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Index.
∎	The Custom Invesco Balanced-Risk Allocation Style Index consists of 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Index. Effective December 1, 2009, the fixed income component of the Custom Invesco Balanced-Risk Allocation Style
Index changed from the JP Morgan GBI Global (Traded) Index to the Bloomberg Barclays U.S. Aggregate Index.
∎	The Lipper Alternative Global Macro Funds Index is an unmanaged index considered representative of alternative global macro funds tracked by Lipper.
∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index return is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The JP Morgan GBI (Traded) Index is a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Germany, Spain, Belgium, Italy, Sweden, Canada, Japan, the United Kingdom, Denmark, the Netherlands and the United States.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10                         Invesco Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

October 31, 2016

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–41.99%
U.S. Treasury Bills–17.30%(a)
U.S. Treasury Bills	0.35%	11/03/2016	$119,000,000	$118,999,272
U.S. Treasury Bills(b)	0.33%	12/08/2016	35,150,000	35,144,036
U.S. Treasury Bills(b)	0.34%	12/15/2016	65,830,000	65,815,914
U.S. Treasury Bills(b)	0.34%	01/05/2017	37,600,000	37,582,343
U.S. Treasury Bills(b)	0.40%	01/26/2017	64,900,000	64,853,477
U.S. Treasury Bills	0.40%	01/26/2017	168,280,000	168,159,369
U.S. Treasury Bills(b)	0.47%	06/22/2017	64,000,000	63,790,779
U.S. Treasury Bills	0.47%	06/22/2017	275,000,000	274,101,002
U.S. Treasury Bills(b)	0.57%	08/17/2017	100,000,000	99,550,363
				927,996,555

U.S. Treasury Notes–24.69%
U.S. Treasury Floating Rate Notes(b)(c)	0.61%	01/31/2018	128,630,000	128,951,832
U.S. Treasury Floating Rate Notes(c)	0.61%	01/31/2018	413,350,000	414,384,202
U.S. Treasury Floating Rate Notes(b)(c)	0.53%	04/30/2018	133,026,000	133,196,273
U.S. Treasury Floating Rate Notes(c)	0.53%	04/30/2018	346,240,000	346,683,187
U.S. Treasury Floating Rate Notes(b)(c)	0.51%	07/31/2018	63,900,000	63,926,993
U.S. Treasury Floating Rate Notes(c)	0.51%	07/31/2018	237,520,000	237,620,336
				1,324,762,823
Total U.S. Treasury Securities (Cost $2,250,658,432)				2,252,759,378

		Expiration Date
Commodity-Linked Securities–4.74%
Canadian Imperial Bank of Commerce Commodity-Linked EMTN, U.S. Federal Funds Effective Rate minus 0.02% (linked to the Canadian Imperial Bank of Commerce Custom 5 Agriculture Commodity Index, multiplied by 2)(b)(d)		08/22/2017	83,500,000	76,245,558
Cargill, Inc. Commodity-Linked Notes, one month LIBOR minus 0.10% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by 2)(b)(d)		08/07/2017	74,940,000	72,704,060
RBC Capital Markets, LLC Commodity-Linked Notes, U.S. Federal Funds Effective Rate minus 0.04% (linked to the RBC Enhanced Agricultural Basket 04 Excess Return Index)(b)(d)		08/15/2017	107,350,000	105,468,782
Total Commodity-Linked Securities (Cost $265,790,000)				254,418,400

			Shares
Money Market Funds–47.51%
Government & Agency Portfolio–Institutional Class, 0.29%(e)			871,347,694	871,347,694
Government TaxAdvantage Portfolio–Institutional Class, 0.12%(e)			1,000,000,000	1,000,000,000
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 0.62%(b)(e)			97,048,363	97,048,363
Treasury Portfolio–Institutional Class, 0.22%(e)			580,898,463	580,898,463
Total Money Market Funds (Cost $2,549,294,520)				2,549,294,520
TOTAL INVESTMENTS–94.24% (Cost $5,065,742,952)				5,056,472,298
OTHER ASSETS LESS LIABILITIES–5.76%				309,027,044
NET ASSETS–100.00%				$5,365,499,342

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Balanced-Risk Allocation Fund

Open Futures Contracts(f)
Futures Contracts	Type of Contract			Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude(b)	Long			1,760	May-2017	$89,654,400	$(3,373,591)
Gasoline Reformulated Blendstock Oxygenate Blending(b)	Long			1,925	December-2016	114,766,575	(5,882,538)
Heating Oil(b)	Long			715	April-2017	46,405,359	(1,187,966)
Silver(b)	Long			1,805	December-2016	160,608,900	(10,227,070)
WTI Crude(b)	Long			1,470	April-2017	72,221,100	(3,087,210)
Subtotal — Commodity Risk							(23,758,375)

Dow Jones EURO STOXX 50 Index	Long			12,630	December-2016	423,285,704	7,871,864
E-Mini S&P 500 Index	Long			3,120	December-2016	330,735,600	(6,068,343)
FTSE 100 Index	Long			4,510	December-2016	382,434,930	15,931,114
Hang Seng Index	Long			2,170	November-2016	320,444,655	(7,432,872)
Russell 2000 Index Mini	Long			2,310	December-2016	275,190,300	(11,053,610)
Tokyo Stock Price Index	Long			3,210	December-2016	427,020,455	18,585,704
Subtotal — Equity Risk							17,833,857

Australian 10 Year Bonds	Long			10,390	December-2016	1,048,135,264	(29,139,572)
Canadian 10 Year Bonds	Long			9,240	December-2016	996,301,062	(13,598,531)
Long Gilt	Long			3,380	December-2016	518,461,891	(24,916,359)
U.S. Treasury Long Bonds	Long			2,840	December-2016	462,121,250	(21,520,555)
Subtotal — Interest Rate Risk							(89,175,017)
Total Future Contracts							$(95,099,535)

Open Over-The-Counter Total Return Swap Agreements
Counterparty	Pay/ Receive	Reference Entity	Fixed Rate	Number of Contracts	Termination Date	Notional Value(g)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC(b)	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.33%	195,500	October-2017	$74,287,693	$3,388,386
Barclays Bank PLC(b)	Receive	Barclays Commodity Strategy 1719 Excess Return Index	0.45	15,000	July-2017	4,362,723	(22,527)
Canadian Imperial Bank of Commerce(b)	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.30	1,785,000	April-2017	108,905,349	685,440
Cargill, Inc.(b)	Receive	Monthly Rebalance Commodity Excess Return Index	0.47	108,200	July-2017	99,076,500	0
Cargill, Inc.(b)	Receive	Single Commodity Index Excess Return	0.12	77,200	January-2017	69,501,269	0
Goldman Sachs International(b)	Receive	Goldman Sachs Alpha Basket B823 Excess Return Strategy	0.40	1,092,000	July-2017	96,929,414	2,210,492
J.P. Morgan Chase Bank, N.A.(b)	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	277,000	April-2017	58,610,236	(3,023,427)
J.P. Morgan Chase Bank, N.A.(b)	Receive	S&P GSCI Gold Index Excess Return	0.09	707,000	October-2017	73,983,732	550,258
Merrill Lynch International(b)	Receive	Merrill Lynch Gold Excess Return Index	0.14	553,000	June-2017	91,366,771	0
Merrill Lynch International(b)	Receive	MLCX Aluminum Annual Excess Return Index	0.28	327,000	September-2017	32,140,447	0
Merrill Lynch International(b)	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	1,165,000	August-2017	56,239,163	0
Morgan Stanley Capital Services LLC(b)	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.38	1,185,000	October-2017	108,536,473	4,885,933
Subtotal — Commodity Risk							8,674,555
Goldman Sachs International	Receive	Hang Seng Index Futures	—	480	November-2016	70,881,767	(1,663,329)
Subtotal — Equity Risk							(1,663,329)
Macquarie Bank Ltd.	Receive	Macquarie CGB 10 Year Index	0.34	310,000	June-2017	CAD 58,433,698	(269,449)
Subtotal — Interest Rate Risk							(269,449)
Total Swap Agreements							$6,741,777

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Balanced-Risk Allocation Fund

Investment Abbreviations:

CAD	– Canadian Dollar
CGB	– Canadian Government Bonds
EMTN	– Euro Medium Term Notes
LIBOR	– London Interbank Offered Rate

Index Information:

Canadian Imperial Bank of Commerce Custom 5 Agriculture Commodity Index

– a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar and Wheat.

Monthly Rebalance Commodity Excess Return Index	– a commodity index composed of futures contracts on Cocoa, Coffee ‘C’, Corn, Cotton No.2, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar No.11 and Wheat.
RBC Enhanced Agricultural Basket 04 Excess Return Index	– a commodity index composed of futures contracts on Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar and Wheat.
Barclays Commodity Strategy 1452 Excess Return Index	– a commodity index that provides exposure to futures contracts on Copper.
Barclays Commodity Strategy 1719 Excess Return Index	– a commodity index that provides exposure to futures contracts on Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar and Wheat.
Single Commodity Index Excess Return	– a commodity index that provides exposure to futures contracts on Gold.
Goldman Sachs Alpha Basket B823 Excess Return Strategy

– a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybeans, Soybean Oil, Soybean Meal, Sugar and Wheat.

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	The investment is owned by the subsidiary. See Note 5.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2016.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $254,418,400, which represented 4.75% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(f)	Futures contracts collateralized by $273,220,000 cash held by Bank of America Merrill Lynch, the futures commission merchant.
(g)	Notional Value is denominated in U.S. Dollars unless otherwise noted.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $2,516,448,432)	$2,507,177,778
Investments in affiliated money market funds, at value and cost	2,549,294,520
Total investments, at value (Cost $5,065,742,952)	5,056,472,298
Receivable for:
Deposits with brokers for open futures contracts and swap agreements	314,651,293
Fund shares sold	6,326,895
Dividends and interest	968,981
Fund expenses absorbed	11,931
Swaps receivables	5,993,298
Investment for trustee deferred compensation and retirement plans	544,546
Unrealized appreciation on swap agreements — OTC	11,720,509
Other assets	80,094
Total assets	5,396,769,845

Liabilities:
Payable for:
Fund shares reacquired	8,460,983
Swaps payable	5,772,431
Variation margin — futures	8,005,435
Accrued fees to affiliates	2,967,540
Accrued trustees’ and officers’ fees and benefits	8,584
Accrued other operating expenses	425,568
Trustee deferred compensation and retirement plans	651,230
Unrealized depreciation on swap agreements — OTC	4,978,732
Total liabilities	31,270,503
Net assets applicable to shares outstanding	$5,365,499,342

Net assets consist of:
Shares of beneficial interest	$5,003,987,990
Undistributed net investment income (loss)	179,178,674
Undistributed net realized gain	279,961,090
Net unrealized appreciation (depreciation)	(97,628,412)
$5,365,499,342

Net Assets:
Class A	$1,864,270,914
Class B	$8,490,559
Class C	$1,278,217,737
Class R	$27,358,654
Class Y	$1,755,256,585
Class R5	$144,960,427
Class R6	$286,944,466

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	164,476,857
Class B	778,773
Class C	117,238,450
Class R	2,448,196
Class Y	152,993,131
Class R5	12,627,670
Class R6	24,975,970
Class A:
Net asset value per share	$11.34
Maximum offering price per share
(Net asset value of $11.34 ÷ 94.50%)	$12.00
Class B:
Net asset value and offering price per share	$10.90
Class C:
Net asset value and offering price per share	$10.90
Class R:
Net asset value and offering price per share	$11.18
Class Y:
Net asset value and offering price per share	$11.47
Class R5:
Net asset value and offering price per share	$11.48
Class R6:
Net asset value and offering price per share	$11.49

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Operations

For the year ended October 31, 2016

Investment income:
Interest	$9,860,546
Dividends from affiliated money market funds	7,825,351
Total investment income	17,685,897

Expenses:
Advisory fees	49,482,652
Administrative services fees	651,528
Custodian fees	7,948
Distribution fees:
Class A	4,950,270
Class B	106,088
Class C	13,584,102
Class R	122,481
Transfer agent fees — A, B, C, R and Y	6,550,290
Transfer agent fees — R5	103,818
Transfer agent fees — R6	6,415
Trustees’ and officers’ fees and benefits	152,997
Registration and filing fees	249,580
Reports to shareholders	299,196
Professional services fees	53,757
Other	113,794
Total expenses	76,434,916
Less: Fees waived and expense offset arrangement(s)	(3,957,896)
Net expenses	72,477,020
Net investment income (loss)	(54,791,123)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	63,834,042
Foreign currencies	(4,478,068)
Futures contracts	486,277,803
Swap agreements	46,169,644
591,803,421
Change in net unrealized appreciation (depreciation) of:
Investment securities	(3,854,875)
Futures contracts	(207,858,080)
Swap agreements	22,985,298
(188,727,657)
Net realized and unrealized gain	403,075,764
Net increase in net assets resulting from operations	$348,284,641

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income (loss)	$(54,791,123)	$(102,432,841)
Net realized gain (loss)	591,803,421	(80,757,544)
Change in net unrealized appreciation (depreciation)	(188,727,657)	42,119,499
Net increase (decrease) in net assets resulting from operations	348,284,641	(141,070,886)

Distributions to shareholders from net investment income:
Class A	(57,902,283)	(56,654,014)
Class B	(224,978)	(243,139)
Class C	(26,864,376)	(22,928,504)
Class R	(541,614)	(492,454)
Class Y	(65,220,904)	(81,503,225)
Class R5	(4,519,268)	(4,180,439)
Class R6	(12,605,397)	(11,328,824)
Total distributions from net investment income	(167,878,820)	(177,330,599)

Distributions to shareholders from net realized gains:
Class A	(83,448,580)	(152,016,609)
Class B	(487,027)	(1,108,269)
Class C	(58,155,269)	(104,512,062)
Class R	(878,445)	(1,529,651)
Class Y	(84,286,403)	(191,523,927)
Class R5	(5,762,170)	(9,729,719)
Class R6	(15,388,645)	(25,148,843)
Total distributions from net realized gains	(248,406,539)	(485,569,080)

Share transactions–net:
Class A	(494,455,959)	(315,179,338)
Class B	(4,653,827)	(5,990,731)
Class C	(302,047,491)	(176,875,307)
Class R	1,391,792	83,322
Class Y	(804,827,082)	(777,963,492)
Class R5	(13,958,529)	(12,008,689)
Class R6	(120,976,238)	(20,668,805)
Net increase (decrease) in net assets resulting from share transactions	(1,739,527,334)	(1,308,603,040)
Net increase (decrease) in net assets	(1,807,528,052)	(2,112,573,605)

Net assets:
Beginning of year	7,173,027,394	9,285,600,999
End of year (includes undistributed net investment income (loss) of $179,178,674 and $183,388,056, respectively)	$5,365,499,342	$7,173,027,394

Notes to Consolidated Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

16                         Invesco Balanced-Risk Allocation Fund

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

17                         Invesco Balanced-Risk Allocation Fund

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

18                         Invesco Balanced-Risk Allocation Fund

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would

19                         Invesco Balanced-Risk Allocation Fund

owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

N.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
O.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.95%
Next $250 million	0.925%
Next $500 million	0.90%
Next $1.5 billion	0.875%
Next $2.5 billion	0.85%
Next $2.5 billion	0.825%
Next $2.5 billion	0.80%
Over $10 billion	0.775%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 0.87%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

20                         Invesco Balanced-Risk Allocation Fund

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $3,941,809.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $324,434 in front-end sales commissions from the sale of Class A shares and $47,646, $3,299 and $107,538 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
U.S. Treasury Securities	$—	$2,252,759,378	$—	$2,252,759,378
Commodity-Linked Securities	—	254,418,400	—	254,418,400
Money Market Funds	2,549,294,520	—	—	2,549,294,520
	$2,549,294,520	$2,507,177,778	$—	$5,056,472,298
Futures Contracts*	(95,099,535)	—	—	(95,099,535)
Swap Agreements*	—	6,741,777	—	6,741,777
Total Investments	$2,454,194,985	$2,513,919,555	$—	$4,968,114,540

*	Unrealized appreciation (depreciation).

21                         Invesco Balanced-Risk Allocation Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2016:

	Value
Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$—	$42,388,682	$—	$42,388,682
Unrealized appreciation on swap agreements — OTC	11,720,509	—	—	11,720,509
Total Derivative Assets	$11,720,509	$42,388,682	$—	$54,109,191
Derivatives not subject to master netting agreements	—	(42,388,682)	—	(42,388,682)
Total Derivative Assets subject to master netting agreements	$11,720,509	$—	$—	$11,720,509

	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(23,758,375)	$(24,554,825)	$(89,175,017)	$(137,488,217)
Unrealized depreciation on swap agreements — OTC	(3,045,954)	(1,663,329)	(269,449)	(4,978,732)
Total Derivative Liabilities	$(26,804,329)	$(26,218,154)	$(89,444,466)	$(142,466,949)
Derivatives not subject to master netting agreements	23,758,375	24,554,825	89,175,017	137,488,217
Total Derivative Liabilities subject to master netting agreements	$(3,045,954)	$(1,663,329)	$(269,449)	$(4,978,732)

(a)	Includes cumulative appreciation (depreciation) on futures contracts. Only current day’s variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2016.

	Financial Derivative Assets	Financial Derivative Liabilities	Net value of derivatives	Collateral (Received)/Pledged		Net amount (a)
Counterparty	Swap agreements	Swap agreements		Non-Cash	Cash
Parent
Goldman Sachs International	$—	$(1,663,329)	$(1,663,329)	$—	$—	$(1,663,329)
Macquarie Bank	—	(272,297)	(272,297)	—	272,297	—
Subtotal — Parent	—	(1,935,626)	(1,935,626)	—	272,297	(1,663,329)

Subsidiary
Barclays Bank PLC	3,388,386	(30,722)	3,357,664	—	—	3,357,664
Canadian Imperial Bank of Commerce	711,480	(48,557)	662,923	—	—	662,923
Cargill, Inc.	2,261,218	(2,449,569)	(188,351)	—	—	(188,351)
Goldman Sachs International	2,217,447	(48,879)	2,168,568	—	—	2,168,568
J.P. Morgan Chase Bank, N.A.	550,898	(3,028,833)	(2,477,935)	—	2,477,935	—
Merrill Lynch International	3,695,752	(3,189,142)	506,610	—	—	506,610
Morgan Stanley Capital Services LLC	4,888,626	(19,835)	4,868,791	—	(4,868,791)	—
Subtotal — Subsidiary	17,713,807	(8,815,537)	8,898,270	—	(2,390,856)	6,507,414
Total	$17,713,807	$(10,751,163)	$6,962,644	$—	$(2,118,559)	$4,844,085

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

22                         Invesco Balanced-Risk Allocation Fund

Effect of Derivative Investments for the year ended October 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain:
Futures contracts	$49,371,971	$80,879,049	$356,026,783	$486,277,803
Swap agreements	41,225,864	4,515,687	428,093	46,169,644
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	$(29,715,372)	$(76,460,779)	$(101,681,929)	$(207,858,080)
Swap agreements	24,918,076	(1,663,329)	(269,449)	22,985,298
Total	$85,800,539	$7,270,628	$254,503,498	$347,574,665

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$6,707,336,439	$838,885,693

NOTE 5—Subsidiary Information

The Fund’s Consolidated Schedule of Investments includes the holdings, including any investments in derivatives, of both the Fund and the Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the account balances of both the Fund and the Subsidiary and all interfund transactions have been eliminated.

The table below summarizes the financial information of the Subsidiary recognized in the consolidated financial statements referred to above.

Selected Financial Information	Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”)
Total assets	$1,144,624,888
Total liabilities	(22,225,389)
Net assets	1,122,399,499
Total investment income	5,218,279
Net investment income (loss)	(7,157,970)
Net realized gain from:
Investment securities	63,783,264
Futures contracts	49,371,971
Swap agreements	41,225,864
Change in net unrealized appreciation (depreciation) of:
Investment securities	(5,314,836)
Futures contracts	(29,715,374)
Swap agreements	24,918,077
Increase in net assets resulting from operations	$137,110,996

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $16,087.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

23                         Invesco Balanced-Risk Allocation Fund

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$304,855,039	$424,395,963
Long-term capital gain	111,430,320	238,503,716
Total distributions	$416,285,359	$662,899,679

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$276,797,250
Undistributed long-term gain	128,434,909
Net unrealized appreciation (depreciation) — investments	(9,328,928)
Net unrealized appreciation (depreciation) — other investments	(33,710,007)
Temporary book/tax differences	(681,872)
Shares of beneficial interest	5,003,987,990
Total net assets	$5,365,499,342

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2016.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $787,675,050 and $541,935,146, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $1,021,245,969 and $1,789,366,250, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,183,431
Aggregate unrealized (depreciation) of investment securities	(11,512,359)
Net unrealized appreciation (depreciation) of investment securities	$(9,328,928)

Cost of investments for tax purposes is $5,065,801,226.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of income and distributions from the Subsidiary, futures contracts, swap agreements and return of capital distributions, on October 31, 2016, undistributed net investment income (loss) was increased by $218,460,561 and undistributed net realized gain was decreased by 218,460,561. This reclassification had no effect on the net assets of the Fund.

24                         Invesco Balanced-Risk Allocation Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	22,578,985	$245,970,130	43,654,078	$512,090,070
Class B	23,520	246,424	64,824	734,775
Class C	9,157,449	95,744,113	20,321,786	230,708,386
Class R	854,075	9,171,029	641,261	7,394,690
Class Y	45,959,002	505,120,404	84,612,580	1,001,576,661
Class R5	713,325	7,891,295	1,701,447	20,065,413
Class R6	1,685,506	18,696,169	3,580,174	42,622,159

Issued as reinvestment of dividends:
Class A	12,003,891	123,039,883	16,242,163	186,297,618
Class B	68,184	676,382	115,320	1,281,199
Class C	6,816,812	67,622,773	10,454,377	116,148,130
Class R	117,113	1,186,352	176,446	2,000,904
Class Y	8,632,272	89,344,012	15,160,636	175,560,162
Class R5	972,969	10,070,231	1,161,565	13,462,539
Class R6	2,695,857	27,902,119	3,133,557	36,317,925

Automatic conversion of Class B shares to Class A shares:
Class A	285,285	3,100,212	371,264	4,348,290
Class B	(295,706)	(3,100,212)	(384,362)	(4,348,290)

Reacquired:
Class A	(80,825,479)	(866,566,184)	(87,559,656)	(1,017,915,316)
Class B	(238,135)	(2,476,421)	(325,008)	(3,658,415)
Class C	(44,870,865)	(465,414,377)	(46,655,632)	(523,731,823)
Class R	(833,996)	(8,965,589)	(815,247)	(9,312,272)
Class Y	(129,540,888)	(1,399,291,498)	(167,648,057)	(1,955,100,315)
Class R5	(2,976,458)	(31,920,055)	(3,887,143)	(45,536,641)
Class R6	(16,039,347)	(167,574,526)	(8,438,929)	(99,608,889)
Net increase (decrease) in share activity	(163,056,629)	$(1,739,527,334)	(114,322,556)	$(1,308,603,040)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

25                         Invesco Balanced-Risk Allocation Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/16	$11.27	$(0.10)	$0.88	$0.78	$(0.29)	$(0.42)	$(0.71)	$11.34	7.59%	$1,864,271	1.20	%(d)	1.27	%(d)	(0.89	)%(d)	96%
Year ended 10/31/15	12.36	(0.14)	(0.05)	(0.19)	(0.24)	(0.66)	(0.90)	11.27	(1.64)	2,371,657	1.21		1.26		(1.16)		10
Year ended 10/31/14	12.88	(0.14)	0.53	0.39	—	(0.91)	(0.91)	12.36	3.52	2,938,957	1.20		1.24		(1.16)		72
Year ended 10/31/13	12.88	(0.14)	0.78	0.64	(0.29)	(0.35)	(0.64)	12.88	5.15	4,229,859	1.14		1.21		(1.07)		0
Year ended 10/31/12	12.01	(0.13)	1.46	1.33	(0.34)	(0.12)	(0.46)	12.88	11.39	3,600,577	1.10		1.22		(1.00)		282
Class B
Year ended 10/31/16	10.85	(0.17)	0.83	0.66	(0.19)	(0.42)	(0.61)	10.90	6.67	8,491	1.95	(d)	2.02	(d)	(1.64	)(d)	96
Year ended 10/31/15	11.92	(0.22)	(0.05)	(0.27)	(0.14)	(0.66)	(0.80)	10.85	(2.40)	13,242	1.96		2.01		(1.91)		10
Year ended 10/31/14	12.53	(0.23)	0.53	0.30	—	(0.91)	(0.91)	11.92	2.85	20,853	1.95		1.99		(1.91)		72
Year ended 10/31/13	12.59	(0.22)	0.75	0.53	(0.24)	(0.35)	(0.59)	12.53	4.34	31,381	1.89		1.96		(1.82)		0
Year ended 10/31/12	11.81	(0.21)	1.42	1.21	(0.31)	(0.12)	(0.43)	12.59	10.52	32,246	1.85		1.97		(1.75)		282
Class C
Year ended 10/31/16	10.85	(0.17)	0.83	0.66	(0.19)	(0.42)	(0.61)	10.90	6.67	1,278,218	1.95	(d)	2.02	(d)	(1.64	)(d)	96
Year ended 10/31/15	11.91	(0.22)	(0.04)	(0.26)	(0.14)	(0.66)	(0.80)	10.85	(2.32)	1,584,982	1.96		2.01		(1.91)		10
Year ended 10/31/14	12.53	(0.23)	0.52	0.29	—	(0.91)	(0.91)	11.91	2.77	1,930,318	1.95		1.99		(1.91)		72
Year ended 10/31/13	12.59	(0.22)	0.75	0.53	(0.24)	(0.35)	(0.59)	12.53	4.34	2,550,094	1.89		1.96		(1.82)		0
Year ended 10/31/12	11.80	(0.21)	1.43	1.22	(0.31)	(0.12)	(0.43)	12.59	10.61	1,898,066	1.85		1.97		(1.75)		282
Class R
Year ended 10/31/16	11.12	(0.12)	0.86	0.74	(0.26)	(0.42)	(0.68)	11.18	7.26	27,359	1.45	(d)	1.52	(d)	(1.14	)(d)	96
Year ended 10/31/15	12.20	(0.16)	(0.05)	(0.21)	(0.21)	(0.66)	(0.87)	11.12	(1.86)	25,690	1.46		1.51		(1.41)		10
Year ended 10/31/14	12.75	(0.17)	0.53	0.36	—	(0.91)	(0.91)	12.20	3.30	28,166	1.45		1.49		(1.41)		72
Year ended 10/31/13	12.77	(0.17)	0.77	0.60	(0.27)	(0.35)	(0.62)	12.75	4.89	29,964	1.39		1.46		(1.32)		0
Year ended 10/31/12	11.93	(0.15)	1.44	1.29	(0.33)	(0.12)	(0.45)	12.77	11.12	15,605	1.35		1.47		(1.25)		282
Class Y
Year ended 10/31/16	11.41	(0.07)	0.87	0.80	(0.32)	(0.42)	(0.74)	11.47	7.75	1,755,257	0.95	(d)	1.02	(d)	(0.64	)(d)	96
Year ended 10/31/15	12.51	(0.11)	(0.05)	(0.16)	(0.28)	(0.66)	(0.94)	11.41	(1.40)	2,600,015	0.96		1.01		(0.91)		10
Year ended 10/31/14	12.99	(0.11)	0.54	0.43	—	(0.91)	(0.91)	12.51	3.81	3,699,738	0.95		0.99		(0.91)		72
Year ended 10/31/13	12.97	(0.10)	0.78	0.68	(0.31)	(0.35)	(0.66)	12.99	5.42	4,846,950	0.89		0.96		(0.82)		0
Year ended 10/31/12	12.07	(0.10)	1.47	1.37	(0.35)	(0.12)	(0.47)	12.97	11.69	3,901,165	0.85		0.97		(0.75)		282
Class R5
Year ended 10/31/16	11.41	(0.06)	0.88	0.82	(0.33)	(0.42)	(0.75)	11.48	7.88	144,960	0.89	(d)	0.96	(d)	(0.58	)(d)	96
Year ended 10/31/15	12.51	(0.10)	(0.06)	(0.16)	(0.28)	(0.66)	(0.94)	11.41	(1.39)	158,826	0.93		0.98		(0.88)		10
Year ended 10/31/14	12.99	(0.11)	0.54	0.43	—	(0.91)	(0.91)	12.51	3.81	186,943	0.93		0.97		(0.89)		72
Year ended 10/31/13	12.97	(0.10)	0.78	0.68	(0.31)	(0.35)	(0.66)	12.99	5.45	206,573	0.86		0.93		(0.79)		0
Year ended 10/31/12	12.07	(0.08)	1.45	1.37	(0.35)	(0.12)	(0.47)	12.97	11.69	164,371	0.79		0.90		(0.69)		282
Class R6
Year ended 10/31/16	11.43	(0.06)	0.88	0.82	(0.34)	(0.42)	(0.76)	11.49	7.93	286,944	0.82	(d)	0.89	(d)	(0.51	)(d)	96
Year ended 10/31/15	12.53	(0.09)	(0.05)	(0.14)	(0.30)	(0.66)	(0.96)	11.43	(1.27)	418,615	0.83		0.88		(0.78)		10
Year ended 10/31/14	12.99	(0.10)	0.55	0.45	—	(0.91)	(0.91)	12.53	3.97	480,626	0.83		0.87		(0.79)		72
Year ended 10/31/13	12.97	(0.09)	0.77	0.68	(0.31)	(0.35)	(0.66)	12.99	5.48	521,099	0.79		0.86		(0.72)		0
Year ended 10/31/12(e)	13.13	(0.01)	(0.15)	(0.16)	—	—	—	12.97	(3.14)	554,557	0.76	(f)	0.85	(f)	(0.66	)(f)	282

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,980,108, $10,609, $1,358,410, $24,496, $1,874,274, $146,260 and $323,437 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 24, 2012.
(f)	Annualized.

26                         Invesco Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of the Invesco Balanced-Risk Allocation Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of the Invesco Balanced-Risk Allocation Fund and its subsidiary (the “Fund”) as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

27                         Invesco Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016, through October 31, 2016.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,051.90	$6.19	$1,019.10	$6.09	1.20%
B	1,000.00	1,047.10	10.03	1,015.33	9.88	1.95
C	1,000.00	1,047.10	10.03	1,015.33	9.88	1.95
R	1,000.00	1,050.80	7.47	1,017.85	7.35	1.45
Y	1,000.00	1,052.30	4.90	1,020.36	4.82	0.95
R5	1,000.00	1,053.20	4.64	1,020.61	4.57	0.90
R6	1,000.00	1,053.20	4.34	1,020.91	4.27	0.84

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

28                         Invesco Balanced-Risk Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) Series is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Balanced-Risk Allocation Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Alternative Global Macro Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period , the second quintile for the three year period and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. Invesco Advisers noted that recent

29                         Invesco Balanced-Risk Allocation Fund

underperformance was a result of strategic commodity allocations. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was below the rate of one mutual fund. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of three funds sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

30                         Invesco Balanced-Risk Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$111,430,320
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	3.32%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$136,976,219

31                         Invesco Balanced-Risk Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Balanced-Risk Allocation Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                            IBRA-AR-1                                     Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Balanced-Risk Commodity Strategy Fund Nasdaq: A: BRCAX ∎ B: BRCBX ∎ C: BRCCX ∎ R: BRCRX ∎ Y: BRCYX ∎ R5: BRCNX ∎ R6: IBRFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer.

Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Balanced-Risk Commodity Strategy Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Balanced-Risk Commodity Strategy Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Balanced-Risk Commodity Strategy Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Commodity Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.59%
Class B Shares	3.79
Class C Shares	3.79
Class R Shares	4.32
Class Y Shares	4.83
Class R5 Shares	4.97
Class R6 Shares	4.96
Bloomberg Commodity Index▼ (Broad Market/Style-Specific Index)	-2.62
Source(s): ▼Bloomberg L.P.

Market conditions and your Fund

The fiscal year ended October 31, 2016, was a strong period for commodities, as gains in agriculture and precious metals outweighed losses in energy and industrial metals. The Fund’s ability to tactically adjust exposure to assets helped Fund performance with gains in agriculture and energy offsetting losses in industrial metals and precious metals. The Fund’s performance, at NAV, was positive for the reporting period. The Fund invests with a long bias in four commodity complexes – agriculture, energy, industrial metals and precious metals – and makes tactical adjustments on a monthly basis to try and take advantage of short-term market dynamics. Tactical positioning within energy, industrial metals and precious metals obtained through the use of swaps and futures contributed to Fund performance for the reporting period.

    Agriculture was the Fund’s leading performer during the fiscal year due to gains in sugar, soybeans, soymeal, cotton and coffee. Sugar was the top performer within the agriculture complex as a decline in Brazilian production was further reduced by bad weather, resulting in supply shortages. Soybeans and soymeal prices spiked during the middle of the fiscal year due to heavy rains in Argentina and expectations for a dry growing season in the US. Coffee prices rose as drought conditions across key growing regions in South America and Asia raised concerns over shortages, while cotton prices rose as years of depressed prices caused farmers to reduce plantings. Tactical agriculture exposure, obtained through the use of swaps, futures and commodity-linked notes, was favorable due to an overweight position in sugar.

    Strategic positioning in precious metals was also favorable for Fund performance as gains in silver outpaced gold. Precious metals prices began to rise in 2016 as stock market volatility spiked after the US Federal Reserve (the Fed) increased interest rates despite a sluggish global economy and as interest rates in Japan and Europe crossed into negative territory. Then in June, the United Kingdom’s vote to leave the European Union led to further price increases as uncertainty roiled global financial markets. Precious metals prices were also supported as the Fed slowed the expected pace of interest rate increases. The Fund’s tactical exposure to precious metals, obtained through the use of swaps, futures and commodity-linked notes, detracted from results due to losses in both gold and silver.

    Strategic positioning in energy was the largest detractor from Fund performance, led by declines in West Texas Intermediate (WTI) crude, unleaded gasoline and Brent crude. Oil prices continued to be pressured by a strong US dollar and rising supplies. Restrictions on supply output were constrained by overleveraged producers in the US and OPEC’s efforts to maintain market share. Further compounding the oversupply issue was Russia, whose production hit a post-Soviet high in September 2016.1 The Fund’s tactical energy exposure, obtained through the use of swaps, futures and commodity-linked notes, was a contributor to Fund performance due to our complex-wide underweight positions relative to the strategic allocation that were most beneficial in WTI, natural gas and Brent crude.

    Industrial metals prices detracted from Fund results as copper prices declined while aluminum gained. Declines in copper prices were attributable to a strong US dollar, excess supplies and slowing global economic growth, especially in China. Despite choppy price action, aluminum gained as producers continued to curtail production, resulting in tighter supplies. Tactical industrial metals exposure, obtained through the use of swaps, futures and commodity-linked notes, detracted from Fund results due to our underweight exposure relative to the strategic allocation to aluminum.

Target Risk Allocation and Notional Asset Weights as of 10/31/16
By asset class

Asset Class	Target Risk Allocation*	Notional Asset Weights**

Agriculture	29.66%	38.69%
Energy	26.80	26.03
Industrial Metals	18.73	23.68
Precious Metals	24.81	29.36
Total	100.00	117.76
*	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
**	Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

Total Net Assets	$820.3 million

4                         Invesco Balanced-Risk Commodity Strategy Fund

    Please note that our strategy is principally implemented with derivative instruments that include futures, total return swaps and commodity linked-notes. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Commodity Strategy Fund.

1 Source:	Bloomberg L.P.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity
Strategy Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity
Strategy Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity
Strategy Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity
Strategy Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity
Strategy Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by the Invesco Global Asset Allocation Team

5                         Invesco Balanced-Risk Commodity Strategy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and Index data from 11/30/10

1 Source:	Bloomberg L.P.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

∎	The Bloomberg Commodity Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6                         Invesco Balanced-Risk Commodity Strategy Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (11/30/10)	-6.90%
5 Years	-8.77
1 Year	-1.16

Class B Shares
Inception (11/30/10)	-6.83%
5 Years	-8.77
1 Year	-1.21

Class C Shares
Inception (11/30/10)	-6.70%
5 Years	-8.42
1 Year	2.79

Class R Shares
Inception (11/30/10)	-6.21%
5 Years	-7.97
1 Year	4.32

Class Y Shares
Inception (11/30/10)	-5.73%
5 Years	-7.50
1 Year	4.83

Class R5 Shares
Inception (11/30/10)	-5.68%
5 Years	-7.45
1 Year	4.97

Class R6 Shares
Inception	-5.77%
5 Years	-7.47
1 Year	4.96

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/30/10)	-6.86%
5 Years	-7.33
1 Year	0.73

Class B Shares
Inception (11/30/10)	-6.78%
5 Years	-7.32
1 Year	0.90

Class C Shares
Inception (11/30/10)	-6.65%
5 Years	-6.98
1 Year	4.91

Class R Shares
Inception (11/30/10)	-6.13%
5 Years	-6.47
1 Year	6.55

Class Y Shares
Inception (11/30/10)	-5.67%
5 Years	-6.02
1 Year	6.86

Class R5 Shares
Inception (11/30/10)	-5.62%
5 Years	-5.94
1 Year	7.00

Class R6 Shares
Inception	-5.72%
5 Years	-6.01
1 Year	7.15

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6

shares was 1.60%, 2.35%, 2.35%, 1.85%, 1.35%, 1.20% and 1.10%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.64%, 2.39%, 2.39%, 1.89%, 1.39%, 1.24% and 1.14%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

7                         Invesco Balanced-Risk Commodity Strategy Fund

Invesco Balanced-Risk Commodity Strategy Fund’s investment objective is to provide total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.
∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

∎	Commodity risk. The Fund will concentrate its investments in commodities markets and will therefore have investment exposure to the commodities markets and one or more sectors of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, or supply and demand disruptions. Because the Fund’s performance is linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.
∎	Correlation risk. Because the Fund’s investment strategy seeks to balance risk across the four sectors of the commodities market and, within each commodity sector, across different commodities, to the extent either the sectors of the commodities markets or the selected commodities become correlated in a way not anticipated by the Adviser the Fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                          Invesco Balanced-Risk Commodity Strategy Fund

of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.

∎	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. The Fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on the Fund’s right to redeem its investment, which is meant to be held until maturity.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in the prospectus and the SAI, and could negatively affect the Fund and its shareholders.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

continued on page 6

9                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Schedule of Investments

October 31, 2016

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–55.82%
U.S. Treasury Bills–33.74%(a)
U.S. Treasury Bills	0.27%	11/03/2016	$68,600,000	$68,599,580
U.S. Treasury Bills(b)(c)	0.33%	12/08/2016	11,960,000	11,957,971
U.S. Treasury Bills(b)	0.34%	12/15/2016	12,190,000	12,187,392
U.S. Treasury Bills	0.34%	12/15/2016	14,680,000	14,676,859
U.S. Treasury Bills(b)	0.34%	01/05/2017	5,400,000	5,397,464
U.S. Treasury Bills(b)(c)	0.40%	01/26/2017	10,550,000	10,542,437
U.S. Treasury Bills	0.40%	01/26/2017	43,060,000	43,029,133
U.S. Treasury Bills(b)	0.46%	04/06/2017	13,360,000	13,335,680
U.S. Treasury Bills	0.47%	06/22/2017	29,000,000	28,905,196
U.S. Treasury Bills(b)(c)	0.57%	08/17/2017	6,440,000	6,411,043
U.S. Treasury Bills	0.57%	08/17/2017	62,000,000	61,721,225
				276,763,980

U.S. Treasury Notes–22.08%(d)
U.S. Treasury Floating Rate Notes(b)	0.61%	01/31/2018	8,410,000	8,431,042
U.S. Treasury Floating Rate Notes	0.61%	01/31/2018	62,880,000	63,037,326
U.S. Treasury Floating Rate Notes(b)	0.53%	04/30/2018	6,180,000	6,187,910
U.S. Treasury Floating Rate Notes	0.53%	04/30/2018	53,010,000	53,077,853
U.S. Treasury Floating Rate Notes(b)	0.51%	07/31/2018	6,450,000	6,452,725
U.S. Treasury Floating Rate Notes	0.51%	07/31/2018	43,910,000	43,928,549
				181,115,405
Total U.S. Treasury Securities (Cost $457,583,851)				457,879,385

		Expiration Date
Commodity-Linked Securities–5.18%
Barclays PLC (United Kingdom), U.S. Federal Funds (Effective) rate minus 0.06% (linked to the Barclays Diversified Energy-Metals TR Index Total Return, multiplied by 3)(e)		06/12/2017	20,250,000	23,146,021
International Bank for Reconstruction and Development, U.S. Federal Funds (Effective) rate minus 0.60% (linked to the Barclays Diversified Energy-Metals TR Index Total Return, multiplied by 3)(e)		04/26/2018	20,000,000	19,345,241
Total Commodity-Linked Securities (Cost $40,250,000)				42,491,262

			Shares
Exchange Traded Fund–1.94%
PowerShares DB Gold Fund (Cost $20,864,052)(f)			385,000	15,900,500

Money Market Funds–31.33%
Government & Agency Portfolio–Institutional Class, 0.29%(g)			141,868,735	141,868,735
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 0.62%(b)(g)			20,611,791	20,611,791
Treasury Portfolio–Institutional Class, 0.22%(g)			94,579,156	94,579,156
Total Money Market Funds (Cost $257,059,682)				257,059,682
TOTAL INVESTMENTS–94.27% (Cost $775,757,585)				773,330,829
OTHER ASSETS LESS LIABILITIES–5.73%				46,986,779
NET ASSETS–100.00%				$820,317,608

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco Balanced-Risk Commodity Strategy Fund

Open Futures Contracts
Futures Contracts			Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Cocoa(b)			Long	86	March-2017	$2,272,980	$(579)
Coffee C(b)			Long	392	December-2016	24,130,050	3,345,819
Corn(b)			Long	1,415	December-2016	25,098,563	(2,820,936)
Cotton No. 2(b)			Long	686	December-2016	23,618,980	292,061
Lean Hogs(b)			Short	153	December-2016	(2,934,540)	495,461
LME Nickel(b)			Long	162	December-2016	10,162,746	151,616
LME Zinc(b)			Long	259	January-2017	15,938,213	890,805
NYH RBOB Gasoline (Globex)(b)			Long	660	December-2016	39,348,540	(1,859,788)
Soybeans(b)			Long	427	July-2017	21,958,475	1,000,879
Wheat(b)			Long	582	December-2016	12,112,875	(669,931)
Total Futures Contracts — Commodity Risk							$825,407

Open Over-The-Counter Total Return Swap Agreements
Counterparty	Pay/ Receive	Reference Entity	Fixed Rate	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	Barclays Brent Crude Roll Yield Excess Return Index(b)	0.35%	106,100	March–2017	$29,162,614	$(1,501,527)
Barclays Bank PLC	Receive	Barclays Live Cattle Roll Yield Excess Return Index(b)	0.47	43,700	February–2017	4,692,480	132,411
Barclays Bank PLC	Receive	Barclays Soybeans Seasonal Excess Return Index(b)	0.30	103,300	June–2017	30,651,248	740,144
Barclays Bank PLC	Receive	Barclays WTI Crude Roll Yield Excess Return Index(b)	0.35	82,900	March–2017	20,478,124	(1,137,463)
Barclays Bank PLC	Receive	Optimum GSCI Heating Oil Roll Yield 9m Excess Return Index(b)	0.37	91,300	February–2017	20,961,138	(970,236)
Canadian Imperial Bank of Commerce	Receive	CIBC Silver Index(b)	0.11	164,000	February–2017	16,787,844	275,176
Goldman Sachs International	Receive	Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index(b)	0.45	928,000	October–2017	34,316,855	888,124
Goldman Sachs International	Receive	Enhanced Strategy Sugar A141 on the S&P GSCI Sugar Excess Return Index(b)	0.37	117,200	March–2017	38,470,877	(3,038,926)
Goldman Sachs International	Receive	S&P GSCI Soybean Meal Excess Return Index(b)	0.30	46,050	February–2017	50,589,287	2,679,424
JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index(b)	0.25	48,300	April–2017	10,219,763	(527,190)
JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return(b)	0.09	587,000	October–2017	61,426,380	456,862
Macquarie Bank Ltd.	Receive	Macquarie Single Commodity Silver type A Excess Return Index(b)	0.16	288,700	May–2017	61,180,669	55,055
Macquarie Bank Ltd.	Receive	Modified Macquarie Single Commodity Sugar type A Excess Return Index(b)	0.34	82,100	January–2017	23,739,905	(1,408,031)
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index(b)	0.14	202,900	June–2017	33,523,179	0
Merrill Lynch International	Receive	MLCX Aluminum Annual Excess Return Index(b)	0.28	714,000	September–2017	70,178,225	0
Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index(b)	0.25	158,250	May–2017	74,817,688	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index(b)	0.25	522,500	August–2017	25,223,144	0
Morgan Stanley Capital Services LLC	Receive	MS Soybean Oil Dynamic Roll Index(b)	0.30	113,200	April–2017	18,567,041	(204,824)
Total Swap Agreements — Commodity Risk							$(3,561,001)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Balanced-Risk Commodity Strategy Fund

Index Information:

Barclays Diversified Energy-Metals Total Return Index

– a basket of indices that provide exposure to various components of the energy and metals markets. The underlying commodities comprising the indices are: Brent Crude Oil, Copper, Gasoil, Gold, Silver, Unleaded Gasoline and WTI Crude Oil.

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	The investment is owned by the Subsidiary. See Note 5.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2016.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $42,491,262, which represented 5.18% of the Fund’s Net Assets.
(f)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of October 31, 2016 represented 1.94% of the Fund’s Net Assets. See Note 6.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $497,833,851)	$500,370,647
Investments in affiliates, at value (Cost $ 277,923,734)	272,960,182
Total investments, at value (Cost $775,757,585)	773,330,829
Receivable for:
Deposits with brokers for open swap agreements	43,903,500
Fund shares sold	6,072,008
Dividends and interest	101,559
Swaps receivables	3,257,987
Investment for trustee deferred compensation and retirement plans	65,679
Unrealized appreciation on swap agreements — OTC	5,227,196
Other assets	71,343
Total assets	832,030,101

Liabilities:
Payable for:
Fund shares reacquired	627,711
Swaps payable	1,461,353
Variation margin — futures	382,817
Accrued fees to affiliates	249,937
Accrued trustees’ and officers’ fees and benefits	2,193
Accrued other operating expenses	69,303
Trustee deferred compensation and retirement plans	130,982
Unrealized depreciation on swap agreements — OTC	8,788,197
Total liabilities	11,712,493
Net assets applicable to shares outstanding	$820,317,608

Net assets consist of:
Shares of beneficial interest	$840,838,755
Undistributed net investment income	33,321,004
Undistributed net realized gain (loss)	(48,679,801)
Net unrealized appreciation (depreciation)	(5,162,350)
$820,317,608

Net Assets:
Class A	$40,843,674
Class B	$152,128
Class C	$5,914,701
Class R	$781,826
Class Y	$574,877,764
Class R5	$195,776,586
Class R6	$1,970,929

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	5,975,306
Class B	23,132
Class C	900,898
Class R	115,616
Class Y	82,726,342
Class R5	28,097,892
Class R6	282,197
Class A:
Net asset value per share	$6.84
Maximum offering price per share
(Net asset value of $6.84 ÷ 94.50%)	$7.24
Class B:
Net asset value and offering price per share	$6.58
Class C:
Net asset value and offering price per share	$6.57
Class R:
Net asset value and offering price per share	$6.76
Class Y:
Net asset value and offering price per share	$6.95
Class R5:
Net asset value and offering price per share	$6.97
Class R6:
Net asset value and offering price per share	$6.98

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends from affiliates	$835,592
Interest	1,599,129
Total investment income	2,434,721

Expenses:
Advisory fees	6,877,980
Administrative services fees	183,881
Custodian fees	28,831
Distribution fees:
Class A	92,043
Class B	1,945
Class C	32,326
Class R	2,488
Transfer agent fees — A, B, C, R and Y	751,196
Transfer agent fees — R5	242,313
Transfer agent fees — R6	338
Trustees’ and officers’ fees and benefits	34,381
Registration and filing fees	117,004
Reports to shareholders	97,386
Professional services fees	89,884
Other	34,454
Total expenses	8,586,450
Less: Fees waived and expense offset arrangement(s)	(580,336)
Net expenses	8,006,114
Net investment income (loss)	(5,571,393)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(6,807,388)
Futures contracts	(5,662,324)
Swap agreements	38,588,109
26,118,397
Change in net unrealized appreciation (depreciation) of:
Investment securities	7,540,512
Futures contracts	3,578,020
Swap agreements	(1,823,328)
9,295,204
Net realized and unrealized gain	35,413,601
Net increase in net assets resulting from operations	$29,842,208

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income (loss)	$(5,571,393)	$(7,756,931)
Net realized gain (loss)	26,118,397	(134,498,509)
Change in net unrealized appreciation	9,295,204	2,450,038
Net increase (decrease) in net assets resulting from operations	29,842,208	(139,805,402)

Share transactions–net:
Class A	3,941,729	(4,063,412)
Class B	(109,926)	(174,641)
Class C	3,261,855	(420,247)
Class R	395,187	70,412
Class Y	334,368,542	302,605
Class R5	(77,810,884)	44,452,063
Class R6	(106,334,147)	11,895,316
Net increase (decrease) in net assets resulting from share transactions	157,712,356	(52,062,096)
Net increase (decrease) in net assets	187,554,564	(87,743,306)

Net assets:
Beginning of year	632,763,044	720,506,350
End of year (includes undistributed net investment income of $33,321,004 and $4,027,493, respectively)	$820,317,608	$632,763,044

Notes to Consolidated Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they

15                         Invesco Balanced-Risk Commodity Strategy Fund

may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

16                         Invesco Balanced-Risk Commodity Strategy Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

17                         Invesco Balanced-Risk Commodity Strategy Fund

K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
M.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	1.05%
Next $250 million	1.025%
Next $500 million	1.00%
Next $1.5 billion	0.975%
Next $2.5 billion	0.95%
Next $2.5 billion	0.925%
Next $2.5 billion	0.90%
Over $10 billion	0.875%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 1.03%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

18                         Invesco Balanced-Risk Commodity Strategy Fund

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $579,737.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $12,606 in front-end sales commissions from the sale of Class A shares and $5,046, $126 and $201 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

19                         Invesco Balanced-Risk Commodity Strategy Fund

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Commodity-Linked Securities	$—	$42,491,262	$—	$42,491,262
Exchange Traded Funds	15,900,500	—	—	15,900,500
U.S. Treasury Securities	—	457,879,385	—	457,879,385
Money Market Funds	257,059,682	—	—	257,059,682
	272,960,182	500,370,647	—	773,330,829
Futures Contracts*	825,407	—	—	825,407
Swap Agreements*	—	(3,561,001)	—	(3,561,001)
Total Investments	$273,785,589	$496,809,646	$—	$770,595,235

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2016:

Value
Derivative Assets	Commodity Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$6,176,641
Unrealized appreciation on swap agreements — OTC	5,227,196
Total Derivative Assets	11,403,837
Derivatives not subject to master netting agreements	(6,176,641)
Total Derivative Assets subject to master netting agreements	$5,227,196

Value
Derivative Liabilities	Commodity Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(5,351,234)
Unrealized depreciation on swap agreements — OTC	(8,788,197)
Total Derivative Liabilities	(14,139,431)
Derivatives not subject to master netting agreements	5,351,234
Total Derivative Liabilities subject to master netting agreements	$(8,788,197)

(a)	Includes cumulative appreciation (depreciation) on futures contracts. Only current day’s variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

20                         Invesco Balanced-Risk Commodity Strategy Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2016.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap agreements	Swap agreements	Net value of derivatives	Non-Cash	Cash	Net amount
Subsidiary
Barclays Bank PLC	$872,968	$(3,624,239)	$(2,751,271)	$—	$2,751,271	$—
Canadian Imperial Bank of Commerce	275,176	(1,062)	274,114	—	—	274,114
Goldman Sachs International	3,591,008	(3,097,965)	493,043	—	—	493,043
JPMorgan Chase Bank, N.A.	457,602	(529,784)	(72,182)	—	72,182	—
Macquarie Bank Ltd.	56,404	(1,412,944)	(1,356,540)	—	1,356,540	—
Merrill Lynch International	3,232,025	(1,376,443)	1,855,582	—	—	1,855,582
Morgan Stanley Capital Services LLC	—	(207,113)	(207,113)	—	207,113	—
Total	$8,485,183	$(10,249,550)	$(1,764,367)	$—	$4,387,106	$2,622,739

Effect of Derivative Investments for the year ended October 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Consolidated Statement of Operations
Commodity Risk
Realized Gain (Loss):
Futures contracts	$(5,662,324)
Swap agreements	38,588,109
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	3,578,020
Swap agreements	(1,823,328)
Total	$(34,680,477)

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$144,426,345	$448,597,809

NOTE 5—Subsidiary Information

The Fund’s Consolidated Schedule of Investments includes the holdings, including any investments in derivatives, of both the Fund and the Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the account balances of both the Fund and the Subsidiary and all interfund transactions have been eliminated.

The table below summarizes the financial information of the Subsidiary recognized in the consolidated financial statements referred to above.

Selected Financial Information	Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”)
Total assets	$153,936,359
Total liabilities	(10,631,310)
Net assets	143,305,049
Total investment income	474,970
Net investment income (loss)	(1,165,203)
Net realized gain (loss) from:
Futures contracts	(5,662,324)
Swap agreements	38,588,109
Change in net unrealized appreciation (depreciation) of:
Investment securities	26,585
Futures contracts	3,578,020
Swap agreements	(1,823,328)
Increase in net assets resulting from operations	$33,541,859

21                         Invesco Balanced-Risk Commodity Strategy Fund

NOTE 6—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended October 31, 2016.

	Value 10/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 10/31/16	Dividend Income
Invesco PowerShares DB Gold Fund	$20,009,000	$4,147,376	$(9,820,954)	$3,411,550	$(1,846,472)	$15,900,200	$—

NOTE 7—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $599.

NOTE 8—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 9—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 10—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

There were no ordinary income and long-term gain distributions paid for the years ended October 31, 2015 and October 31, 2016.

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$22,996,145
Net unrealized appreciation — investments	4,239,023
Net unrealized appreciation — other investments	1,042,423
Temporary book/tax differences	(132,362)
Capital loss carryforward	(48,666,376)
Shares of beneficial interest	840,838,755
Total net assets	$820,317,608

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and partnerships adjustments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

22                         Invesco Balanced-Risk Commodity Strategy Fund

The Fund has a capital loss carryforward as of October 31, 2016, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$40,438,997	$8,227,379	$48,666,376

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 11—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $127,563,340 and $54,453,017, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $137,828,396 and $293,309,704, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$8,631,887
Aggregate unrealized (depreciation) of investment securities	(4,392,864)
Net unrealized appreciation of investment securities	$4,239,023

Cost of investments for tax purposes is $769,091,806.

NOTE 12—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions from subsidiary, swap agreement income and return of capital distributions, on October 31, 2016, undistributed net investment income was increased by $34,864,904, undistributed net realized gain (loss) was decreased by $34,588,400 and shares of beneficial interest was decreased by $276,504. This reclassification had no effect on the net assets of the Fund.

23                         Invesco Balanced-Risk Commodity Strategy Fund

NOTE 13—Share Information

	Summary of Share Activity
	Year ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	3,954,842	$26,314,513	1,108,280	$7,837,926
Class B	544	3,483	1,605	10,000
Class C	626,084	4,046,670	75,087	523,510
Class R	69,351	459,130	11,649	84,240
Class Y	86,924,324	575,119,186	37,995,426	284,276,655
Class R5	1,680,206	10,775,399	9,523,280	69,940,562
Class R6	1,497,079	9,823,548	4,086,457	29,552,374

Automatic conversion of Class B shares to Class A shares:
Class A	11,168	72,498	9,717	68,576
Class B	(11,562)	(72,498)	(9,992)	(68,576)

Reacquired:
Class A	(3,328,683)	(22,445,282)	(1,670,209)	(11,969,914)
Class B	(6,604)	(40,911)	(16,316)	(116,065)
Class C	(127,332)	(784,815)	(133,757)	(943,757)
Class R	(9,717)	(63,943)	(2,039)	(13,828)
Class Y	(37,010,378)	(240,750,644)	(38,158,873)	(283,974,050)
Class R5	(12,695,346)	(88,586,283)	(3,555,024)	(25,488,499)
Class R6(b)	(18,888,038)	(116,157,695)	(2,526,951)	(17,657,058)
Net increase in share activity	22,685,938	$157,712,356	6,738,340	$52,062,096

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 78% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	On February 18, 2016, 18,209,594 Class R6 shares valued at $111,989,004 were redeemed by affiliated mutual funds.

24                         Invesco Balanced-Risk Commodity Strategy Fund

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/16	$6.54	$(0.07)	$0.37	$0.30	$—	$6.84	4.59%	$40,844	1.47	%(d)	1.56	%(d)	(1.11	)%(d)	98%
Year ended 10/31/15	8.04	(0.10)	(1.40)	(1.50)	—	6.54	(18.66)	34,892	1.55		1.59		(1.47)		17
Year ended 10/31/14	9.05	(0.11)	(0.90)	(1.01)	—	8.04	(11.16)	47,339	1.30		1.57		(1.25)		21
Year ended 10/31/13	10.73	(0.11)	(1.35)	(1.46)	(0.22)	9.05	(13.89)	69,350	1.22		1.47		(1.14)		47
Year ended 10/31/12	10.42	(0.12)	0.43	0.31	—	10.73	2.97	99,577	1.22		1.46		(1.13)		152
Class B
Year ended 10/31/16	6.34	(0.12)	0.36	0.24	—	6.58	3.79	152	2.22	(d)	2.31	(d)	(1.86	)(d)	98
Year ended 10/31/15	7.85	(0.16)	(1.35)	(1.51)	—	6.34	(19.24)	258	2.30		2.34		(2.22)		17
Year ended 10/31/14	8.91	(0.17)	(0.89)	(1.06)	—	7.85	(11.90)	514	2.05		2.32		(2.00)		21
Year ended 10/31/13	10.59	(0.18)	(1.33)	(1.51)	(0.17)	8.91	(14.44)	1,096	1.97		2.22		(1.89)		47
Year ended 10/31/12	10.36	(0.20)	0.43	0.23	—	10.59	2.22	3,773	1.97		2.21		(1.88)		152
Class C
Year ended 10/31/16	6.33	(0.12)	0.36	0.24	—	6.57	3.79	5,915	2.22	(d)	2.31	(d)	(1.86	)(d)	98
Year ended 10/31/15	7.84	(0.15)	(1.36)	(1.51)	—	6.33	(19.26)	2,544	2.30		2.34		(2.22)		17
Year ended 10/31/14	8.89	(0.17)	(0.88)	(1.05)	—	7.84	(11.81)	3,612	2.05		2.32		(2.00)		21
Year ended 10/31/13	10.58	(0.18)	(1.34)	(1.52)	(0.17)	8.89	(14.55)	4,948	1.97		2.22		(1.89)		47
Year ended 10/31/12	10.35	(0.20)	0.43	0.23	—	10.58	2.22	8,585	1.97		2.21		(1.88)		152
Class R
Year ended 10/31/16	6.48	(0.09)	0.37	0.28	—	6.76	4.32	782	1.72	(d)	1.81	(d)	(1.36	)(d)	98
Year ended 10/31/15	7.99	(0.12)	(1.39)	(1.51)	—	6.48	(18.90)	363	1.80		1.84		(1.72)		17
Year ended 10/31/14	9.02	(0.13)	(0.90)	(1.03)	—	7.99	(11.42)	371	1.55		1.82		(1.50)		21
Year ended 10/31/13	10.71	(0.13)	(1.36)	(1.49)	(0.20)	9.02	(14.13)	504	1.47		1.72		(1.39)		47
Year ended 10/31/12	10.42	(0.15)	0.44	0.29	—	10.71	2.78	386	1.47		1.71		(1.38)		152
Class Y
Year ended 10/31/16	6.63	(0.06)	0.38	0.32	—	6.95	4.83	574,878	1.22	(d)	1.31	(d)	(0.86	)(d)	98
Year ended 10/31/15	8.13	(0.09)	(1.41)	(1.50)	—	6.63	(18.45)	217,528	1.30		1.34		(1.22)		17
Year ended 10/31/14	9.13	(0.09)	(0.91)	(1.00)	—	8.13	(10.95)	268,106	1.05		1.32		(1.00)		21
Year ended 10/31/13	10.81	(0.09)	(1.36)	(1.45)	(0.23)	9.13	(13.69)	250,463	0.97		1.22		(0.89)		47
Year ended 10/31/12	10.47	(0.09)	0.43	0.34	—	10.81	3.25	240,404	0.97		1.21		(0.88)		152
Class R5
Year ended 10/31/16	6.64	(0.05)	0.38	0.33	—	6.97	4.97	195,777	1.13	(d)	1.22	(d)	(0.77	)(d)	98
Year ended 10/31/15	8.13	(0.08)	(1.41)	(1.49)	—	6.64	(18.33)	259,674	1.15		1.19		(1.07)		17
Year ended 10/31/14	9.13	(0.09)	(0.91)	(1.00)	—	8.13	(10.95)	269,490	1.02		1.19		(0.97)		21
Year ended 10/31/13	10.80	(0.09)	(1.35)	(1.44)	(0.23)	9.13	(13.61)	266,031	0.97		1.20		(0.89)		47
Year ended 10/31/12	10.47	(0.09)	0.42	0.33	—	10.80	3.15	238,710	0.97		1.14		(0.88)		152
Class R6
Year ended 10/31/16	6.65	(0.04)	0.37	0.33	—	6.98	4.96	1,971	1.03	(d)	1.12	(d)	(0.67	)(d)	98
Year ended 10/31/15	8.13	(0.07)	(1.41)	(1.48)	—	6.65	(18.20)	117,504	1.05		1.09		(0.97)		17
Year ended 10/31/14	9.13	(0.08)	(0.92)	(1.00)	—	8.13	(10.95)	131,076	0.99		1.10		(0.94)		21
Year ended 10/31/13	10.80	(0.08)	(1.36)	(1.44)	(0.23)	9.13	(13.61)	124,497	0.97		1.12		(0.89)		47
Year ended 10/31/12(e)	11.15	(0.01)	(0.34)	(0.35)	—	10.80	(3.14)	101,349	0.97	(f)	1.15	(f)	(0.88	)(f)	152

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended October 31, 2012, the portfolio turnover calculation excludes the value of securities purchased of $32,276,528 and sold of $14,234,590 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Commodities Strategy Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $36,817, $195, $3,233, $498, $350,698, $242,334 and $35,274 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 24, 2012.
(f)	Annualized.

25                         Invesco Balanced-Risk Commodity Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Invesco Balanced-Risk Commodity Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of the Invesco Balanced-Risk Commodity Strategy Fund and its subsidiary (the “Fund”) as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

26                         Invesco Balanced-Risk Commodity Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016, through October 31, 2016.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$998.50	$7.08	$1,018.05	$7.15	1.41%
B	1,000.00	995.50	10.83	1,014.28	10.94	2.16
C	1,000.00	995.50	10.83	1,014.28	10.94	2.16
R	1,000.00	997.10	8.33	1,016.79	8.42	1.66
Y	1,000.00	1,000.00	5.83	1,019.30	5.89	1.16
R5	1,000.00	1,000.00	5.73	1,019.41	5.79	1.14
R6	1,000.00	1,000.00	5.23	1,019.91	5.28	1.04

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

27                         Invesco Balanced-Risk Commodity Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Balanced-Risk Commodity Strategy Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Commodities General Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and five year periods and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

28                         Invesco Balanced-Risk Commodity Strategy Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and its affiliates do not manage other mutual funds with investment strategies comparable to those of the Fund.

The Board did consider the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts that are managed using an investment process substantially similar to the investment process use for the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

29                         Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Balanced-Risk Commodity Strategy Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	BRCS-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Developing Markets Fund
Nasdaq:
A: GTDDX ∎ B: GTDBX ∎ C: GTDCX ∎ Y: GTDYX ∎ R5: GTDIX ∎ R6: GTDFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Developing Markets Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Developing Markets Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Developing Markets Fund (the Fund), at net asset value (NAV), outperformed the MSCI Emerging Markets Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	19.83%
Class B Shares	18.95
Class C Shares	18.93
Class Y Shares	20.14
Class R5 Shares	20.29
Class R6 Shares	20.35
MSCI Emerging Markets Index▼ (Broad Market/Style-Specific Index)	9.27
Lipper Emerging Market Funds Index∎ (Peer Group Index)	11.25
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The global economy continued to expand, albeit slowly, for the fiscal year ended October 31, 2016. However, that growth became increasingly uneven across developed and emerging economies, amid continued volatility in oil prices and as the policies of central banks globally began to diverge.

    Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China and falling oil prices. Markets recovered in late February and posted gains amid concerted central bank commitments to very loose monetary policy. All major global stock indexes experienced steep declines again in June after UK voters opted to leave the European Union. After the initial shock of the UK vote, stocks made a strong recovery, regaining most of their losses as fears of a shock to consumer confidence never materialized.

    Within this environment, emerging markets delivered strong performance in 2016, comfortably outperforming developed markets. This strength was driven by improved economic conditions and stabilized corporate earnings. The macro-level strengthening included lower inflation, stable commodity prices, improved current account balances and a reversal in currency depreciation.

    Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality and valuation (EQV) process.

    On a geographic basis, the Fund’s holdings in Brazil, Hong Kong, Russia, Indonesia and South Korea delivered double-digit gains, outperforming the MSCI Emerging Markets Index in each of these markets and contributing favorably to both absolute returns and returns versus the broad market/style-specific benchmark. In contrast, Fund holdings in Israel, Nigeria, Mexico and Turkey delivered negative returns and detracted from both absolute and relative Fund performance.

    The Fund’s overweight exposure to Brazil, one of the reporting period’s strongest markets, contributed to performance relative to the Fund’s broad market/style-specific benchmark. Despite Brazil’s long, deep economic contraction, the Brazilian market rebounded strongly during the reporting period and the country saw renewed optimism on the strength of a change in government, a new economic team and signs of a shift in economic policy. Despite the political situation in Brazil, our strategy, as always, was to focus on underlying EQV company fundamentals. For example, Fund holdings BM&FBOVESPA, Fleury and CETIP, all reported strong earnings growth in 2015 despite Brazil’s deep recession and steep decline in Brazilian equity market earnings.

    From a sector perspective, the Fund’s holdings in the financials, health care, telecommunication services, real estate and consumer staples sectors outperformed the sectors of the MSCI Emerging Markets Index and contributed favorably to both relative and absolute returns. The Fund’s holdings in the energy and utilities sectors, however, underperformed those of the MSCI Emerging Markets Index and were among the most significant detractors from the Fund’s performance versus the broad market/style-specific index.

    The Fund’s cash exposure, in a rising-market environment, was a meaningful detractor from Fund performance versus the broad market/style-specific index. It is important to note that, similar to the Fund’s sector and regional allocations, cash is a residual of our bottom-up investment process and not the result of any “top-down” tactical asset allocation or risk-management allocation decision. During the reporting period, cash exposure rose for a couple of reasons. First, it was a function of us taking profits in some sharply rallying names. Second, in

Portfolio Composition
By sector	% of total net assets

Financials	31.2%
Information Technology	12.8
Consumer Staples	10.4
Health Care	7.4
Telecommunication Services	6.4
Consumer Discretionary	5.6
Materials	4.1
Utilities	1.9
Energy	1.4
Industrials	1.1
Money Market Funds Plus Other Assets Less Liabilities	17.7

Top 10 Equity Holdings*
% of total net assets

1.	BM&FBOVESPA S.A.	3.6%
2.	Taiwan Semiconductor Manufacturing Co. Ltd.	3.5
3.	Fleury S.A.	3.4
4.	Kasikornbank PCL	3.4
5.	WH Group Ltd.	3.3
6.	PT Telekomunikasi Indonesia Persero Tbk	3.3
7.	Haci Omer Sabanci Holding A.S.	2.9
8.	Richter Gedeon Nyrt	2.7
9.	Sberbank PAO-Preference Shares	2.6
10.	China Mobile Ltd.	2.5

Total Net Assets	$2.5 billion

Total Number of Holdings*	52

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

4                         Invesco Developing Markets Fund

a growth-starved market the highest quality names continued to trade at elevated valuations.

    From an individual securities perspective, BM&FBOVESPA, one of the world’s largest stock exchanges, was the top contributor to Fund performance for the reporting period. BM&F’s stock was significantly depressed in 2015 due to Brazil’s political and economic turmoil, but the stock price rose after the ousting of Brazil’s President Rousseff and the expectation that this change could allow for reforms and a more orthodox economic policy. This high quality company enjoyed monopoly status in its key businesses and its process of acquiring Brazil’s largest security registration business is expected to add stability to BM&F’s earnings.

    In contrast, Teva Pharmaceutical Industries was the largest detractor from Fund performance for the reporting period. Teva is an Israel-based company that manufactures and sells generic, proprietary and over-the-counter pharmaceuticals. Over the reporting period, Teva was affected by a revaluation of the pharmaceutical sector and a delay in the closing of its acquisition of Allergan’s (not a Fund holding) generics business.

    In terms of activity over the reporting period, most of it was on the sell side. We trimmed several of our financials and information technology names, taking some profits. Weakening fundamentals led us to sell certain portfolio holdings including BRF SA and CNOOC. Only two new holdings were added to the Fund’s portfolio during the reporting period – South-Korean internet content service operator NAVER and China-based automotive glass manufacturer Fuyao Glass Industry Group.

    As always, regardless of the macroeconomic environment, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality companies that exhibit the following characteristics: strong organic growth; high returns on capital; pricing power; strong balance sheets; cash generation; and reasonable valuations. In addition, we continue to favor companies that are able to consistently generate cash during weak economic environments. We believe that this balanced EQV-focused approach may help deliver attractive returns over the long term.

    We thank you for your continued investment in Invesco Developing Markets Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Shuxin (Steve) Cao Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Developing Markets
Fund. He joined Invesco in 1997. Mr. Cao earned a BA in English from the Tianjin Foreign Language Institute and an MBA from Texas A&M University. He is also a Certified Public Accountant.

Borge Endresen Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Developing Markets
Fund. He joined Invesco in 1999. Mr. Endresen earned a BS in finance from the University of Oregon and an MBA from The University of Texas at Austin.

Brent Bates Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Developing Markets Fund. He joined Invesco in 1996. Mr. Bates earned a BBA from Texas A&M University and is a Certified Public Accountant.

Mark Jason Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Developing Markets Fund. He joined Invesco in 2001. Mr. Jason earned a BS in finance and a BS in real estate from California State University, Northridge.

5                         Invesco Developing Markets Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/06

1 Source:	FactSet Research Systems Inc.
2 Source:	Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Developing Markets Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (1/11/94)	4.89%
10 Years	4.11
5 Years	0.79
1 Year	13.26

Class B Shares
Inception (11/3/97)	6.00%
10 Years	4.08
5 Years	0.80
1 Year	13.95

Class C Shares
Inception (3/1/99)	8.99%
10 Years	3.92
5 Years	1.18
1 Year	17.93

Class Y Shares
10 Years	4.91%
5 Years	2.19
1 Year	20.14

Class R5 Shares
Inception (10/25/05)	8.22%
10 Years	5.14
5 Years	2.34
1 Year	20.29

Class R6 Shares
10 Years	4.89%
5 Years	2.30
1 Year	20.35

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (1/11/94)	4.89%
10 Years	4.82
5 Years	2.60
1 Year	22.83

Class B Shares
Inception (11/3/97)	6.00%
10 Years	4.79
5 Years	2.64
1 Year	23.99

Class C Shares
Inception (3/1/99)	9.02%
10 Years	4.63
5 Years	2.99
1 Year	27.99

Class Y Shares
10 Years	5.63%
5 Years	4.03
1 Year	30.27

Class R5 Shares
Inception (10/25/05)	8.25%
10 Years	5.86
5 Years	4.17
1 Year	30.41

Class R6 Shares
10 Years	5.60%
5 Years	4.13
1 Year	30.52

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.44%, 2.19%, 2.19%, 1.19%, 1.04% and 1.01%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.45%, 2.20%, 2.20%, 1.20%, 1.05% and 1.02%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

7                         Invesco Developing Markets Fund

Invesco Developing Markets Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Developing Markets Fund

those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco Developing Markets Fund

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–82.26%
Brazil–19.07%
Arcos Dorados Holdings, Inc.–Class A(a)	5,688,509	$34,984,330
Banco Bradesco S.A.–ADR	4,034,304	41,997,105
BM&FBOVESPA S.A.	14,869,420	87,597,367
BR Malls Participacoes S.A.(a)	12,605,580	50,481,571
CETIP S.A.–Mercados Organizados	4,354,486	61,225,472
Cielo S.A.	4,533,547	46,028,021
Duratex S.A.	12,791,942	34,552,774
Fleury S.A.	6,293,700	83,324,348
TOTVS S.A.	2,092,600	18,989,956
Wilson Sons Ltd.–BDR	962,600	10,406,486
		469,587,430

China–13.16%
Baidu, Inc.–ADR(a)	98,098	17,349,612
China Mobile Ltd.	5,451,500	62,454,890
Fuyao Glass Industry Group Co., Ltd.–Class A	4,959,490	12,952,144
Industrial & Commercial Bank of China Ltd.–Class H	58,050,000	34,861,545
Kweichow Moutai Co., Ltd.–Class A	1,034,561	48,546,101
Lee & Man Paper Manufacturing Ltd.	68,668,000	51,510,994
NetEase, Inc.–ADR	241,880	62,160,741
Stella International Holdings Ltd.	11,189,000	19,419,110
Want Want China Holdings Ltd.	24,448,000	14,910,681
		324,165,818

Egypt–0.44%
Egyptian Financial Group-Hermes Holding Co.(a)	6,185,376	10,910,414

France–0.73%
Bollore S.A.	5,436,306	17,903,115

Hong Kong–4.38%
Galaxy Entertainment Group Ltd.	6,518,000	26,768,053
WH Group Ltd.–REGS(b)	99,909,000	81,030,451
		107,798,504

Hungary–2.71%
Richter Gedeon Nyrt	3,104,462	66,718,120

Indonesia–6.57%
PT Bank Central Asia Tbk	32,068,500	38,105,147
PT Bank Mandiri Persero Tbk	30,063,300	26,390,910
PT Perusahaan Gas Negara Persero Tbk	87,008,300	17,037,849
PT Telekomunikasi Indonesia Persero Tbk	248,402,100	80,193,598
		161,727,504

Israel–1.87%
Israel Chemicals Ltd.	3,907,788	13,914,730

	Shares	Value
Israel–(continued)
Teva Pharmaceutical Industries Ltd.–ADR	755,127	$32,274,128
		46,188,858

Malaysia–2.16%
Public Bank Bhd.	11,209,800	53,075,844

Mexico–4.94%
Fomento Economico Mexicano, S.A.B. de C.V.–ADR	602,044	57,597,549
Grupo Televisa S.A.B.–ADR	1,762,846	43,242,612
Kimberly-Clark de Mexico, S.A.B. de C.V.–Class A	9,717,670	20,939,454
		121,779,615

Nigeria–0.85%
Zenith Bank PLC	440,176,509	20,814,471

Peru–1.32%
Credicorp Ltd.	218,960	32,554,973

Philippines–2.60%
Energy Development Corp.	246,329,900	29,996,830
SM Prime Holdings Inc.	61,407,100	34,093,932
		64,090,762

Russia–8.04%
Gazprom PAO–ADR	3,731,713	16,093,675
Mobile TeleSystems PJSC–ADR	1,836,494	14,159,369
Sberbank of Russia PJSC	25,812,144	60,003,529
Sberbank of Russia PJSC–Preference Shares	35,854,175	63,098,687
Yandex N.V.–Class A(a)	2,272,126	44,738,161
		198,093,421

South Korea–1.57%
NAVER Corp.	24,807	18,587,221
Samsung Electronics Co., Ltd.	14,170	20,215,576
		38,802,797

Taiwan–3.53%
Taiwan Semiconductor Manufacturing Co. Ltd.	14,556,000	86,947,619

Thailand–3.36%
Kasikornbank PCL	16,868,700	82,687,054

Turkey–4.96%
Anadolu Efes Biracilik ve Malt Sanayii A.S.	3,181,985	19,446,178
EIS Eczacibasi Ilaç, Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A.S.	10,359,196	13,038,973
Haci Omer Sabanci Holding A.S.	23,428,223	70,506,998
Tupras-Turkiye Petrol Rafinerileri A.S.	950,357	19,312,010
		122,304,159
Total Common Stocks & Other Equity Interests (Cost $1,792,937,191)		2,026,150,478

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Developing Markets Fund

	Shares	Value
Money Market Funds–17.32%
Government & Agency Portfolio–Institutional Class, 0.29%(c)	255,904,452	$255,904,452
Treasury Portfolio–Institutional Class, 0.22%(c)	170,602,968	170,602,968
Total Money Market Funds (Cost $426,507,420)		426,507,420
TOTAL INVESTMENTS–99.58% (Cost $2,219,444,611)		2,452,657,898
OTHER ASSETS LESS LIABILITIES–0.42%		10,432,359
NET ASSETS–100.00%		$2,463,090,257

Investment Abbreviations:

ADR	– American Depositary Receipt
BDR	– Brazilian Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2016 represented 3.29% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Developing Markets Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $1,792,937,191)	$2,026,150,478
Investments in affiliated money market funds, at value and cost	426,507,420
Total investments, at value (Cost $2,219,444,611)	2,452,657,898
Foreign currencies, at value (Cost $2,025,528)	1,721,896
Receivable for:
Investments sold	6,071,150
Fund shares sold	10,956,937
Dividends	2,012,569
Investment for trustee deferred compensation and retirement plans	314,460
Other assets	72,826
Total assets	2,473,807,736

Liabilities:
Payable for:
Fund shares reacquired	3,402,203
Accrued foreign taxes	5,272,124
Accrued fees to affiliates	1,043,457
Accrued trustees’ and officers’ fees and benefits	4,415
Accrued other operating expenses	629,322
Trustee deferred compensation and retirement plans	365,958
Total liabilities	10,717,479
Net assets applicable to shares outstanding	$2,463,090,257

Net assets consist of:
Shares of beneficial interest	$2,479,001,775
Undistributed net investment income	22,958,558
Undistributed net realized gain (loss)	(271,756,793)
Net unrealized appreciation	232,886,717
$2,463,090,257

Net Assets:
Class A	$824,702,225
Class B	$8,847,774
Class C	$82,513,121
Class Y	$1,055,132,257
Class R5	$331,079,348
Class R6	$160,815,532

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	26,887,844
Class B	296,695
Class C	2,770,405
Class Y	34,328,474
Class R5	10,789,483
Class R6	5,241,071
Class A:
Net asset value per share	$30.67
Maximum offering price per share
(Net asset value of $30.67 ÷ 94.50%)	$32.46
Class B:
Net asset value and offering price per share	$29.82
Class C:
Net asset value and offering price per share	$29.78
Class Y:
Net asset value and offering price per share	$30.74
Class R5:
Net asset value and offering price per share	$30.69
Class R6:
Net asset value and offering price per share	$30.68

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Developing Markets Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $5,998,022)	$52,435,978
Dividends from affiliated money market funds	819,791
Total investment income	53,255,769

Expenses:
Advisory fees	19,452,255
Administrative services fees	462,432
Custodian fees	1,130,481
Distribution fees:
Class A	1,924,776
Class B	103,733
Class C	763,406
Transfer agent fees — A, B, C and Y	3,180,314
Transfer agent fees — R5	174,903
Transfer agent fees — R6	11,905
Trustees’ and officers’ fees and benefits	72,991
Registration and filing fees	154,404
Reports to shareholders	265,081
Professional services fees	77,070
Other	63,524
Total expenses	27,837,275
Less: Fees waived and expense offset arrangement(s)	(299,602)
Net expenses	27,537,673
Net investment income	25,718,096

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $1,139,064)	(138,259,587)
Foreign currencies	(1,101,983)
(139,361,570)
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $1,713,741)	487,623,945
Foreign currencies	(9,474)
487,614,471
Net realized and unrealized gain	348,252,901
Net increase in net assets resulting from operations	$373,970,997

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Developing Markets Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$25,718,096	$35,501,710
Net realized gain (loss)	(139,361,570)	(91,322,225)
Change in net unrealized appreciation (depreciation)	487,614,471	(689,222,179)
Net increase (decrease) in net assets resulting from operations	373,970,997	(745,042,694)

Distributions to shareholders from net investment income:
Class A	(7,250,678)	(11,257,345)
Class B	—	(46,124)
Class C	—	(226,637)
Class Y	(12,161,332)	(20,165,279)
Class R5	(4,959,683)	(9,883,834)
Class R6	(2,633,867)	(2,640,173)
Total distributions from net investment income	(27,005,560)	(44,219,392)

Distributions to shareholders from net realized gains:
Class A	—	(18,963,500)
Class B	—	(466,766)
Class C	—	(2,293,467)
Class Y	—	(26,008,645)
Class R5	—	(11,459,346)
Class R6	—	(3,014,719)
Total distributions from net realized gains	—	(62,206,443)

Share transactions–net:
Class A	(99,784,850)	(191,882,572)
Class B	(5,494,664)	(10,229,125)
Class C	(12,607,620)	(26,078,129)
Class Y	(99,163,924)	(72,994,311)
Class R5	(69,725,261)	(200,072,110)
Class R6	(37,179,196)	46,374,190
Net increase (decrease) in net assets resulting from share transactions	(323,955,515)	(454,882,057)
Net increase (decrease) in net assets	23,009,922	(1,306,350,586)

Net assets:
Beginning of year	2,440,080,335	3,746,430,921
End of year (includes undistributed net investment income of $22,958,558 and $26,487,068, respectively)	$2,463,090,257	$2,440,080,335

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Developing Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

As of the open of business on February 26, 2016, the Fund has reopened public sales of its shares to all investors.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares.

14                         Invesco Developing Markets Fund

Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

15                         Invesco Developing Markets Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the

16                         Invesco Developing Markets Fund

contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 0.88%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $291,636.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $111,793 in front-end sales commissions from the sale of Class A shares and $2,346, $3,574 and $2,512 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17                         Invesco Developing Markets Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2016, there were transfers from Level 1 to Level 2 of $131,131,712 and from Level 2 to Level 1 of $457,243,511, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Brazil	$469,587,430	$—	$—	$469,587,430
China	224,841,135	99,324,683	—	324,165,818
Egypt	10,910,414	—	—	10,910,414
France	17,903,115	—	—	17,903,115
Hong Kong	107,798,504	—	—	107,798,504
Hungary	66,718,120	—	—	66,718,120
Indonesia	—	161,727,504	—	161,727,504
Israel	46,188,858	—	—	46,188,858
Malaysia	53,075,844	—	—	53,075,844
Mexico	121,779,615	—	—	121,779,615
Nigeria	20,814,471	—	—	20,814,471
Peru	32,554,973	—	—	32,554,973
Philippines	64,090,762	—	—	64,090,762
Russia	58,897,530	139,195,891	—	198,093,421
South Korea	18,587,221	20,215,576	—	38,802,797
Taiwan	86,947,619	—	—	86,947,619
Thailand	—	82,687,054	—	82,687,054
Turkey	19,446,178	102,857,981	—	122,304,159
Money Market Funds	426,507,420	—	—	426,507,420
Total Investments	$1,846,649,209	$606,008,689	$—	$2,452,657,898

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,966.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

18                         Invesco Developing Markets Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$27,005,560	$44,260,569
Long-term capital gain	—	62,165,266
Total distributions	$27,005,560	$106,425,835

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$23,853,646
Net unrealized appreciation — investments	228,932,422
Net unrealized appreciation (depreciation) — other investments	(323,981)
Temporary book/tax differences	(380,793)
Capital loss carryforward	(267,992,812)
Shares of beneficial interest	2,479,001,775
Total net assets	$2,463,090,257

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
October 31, 2017	$47,338,828	$—	$47,338,828
Not subject to expiration	11,714,863	208,939,121	220,653,984
	$59,053,691	$208,939,121	$267,992,812

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

19                         Invesco Developing Markets Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $61,477,640 and $697,722,622, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$492,440,504
Aggregate unrealized (depreciation) of investment securities	(263,508,082)
Net unrealized appreciation of investment securities	$228,932,422

Cost of investments for tax purposes is $2,223,725,476.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, foreign currency transactions and foreign capital gain taxes, on October 31, 2016, undistributed net investment income was decreased by $2,241,046, undistributed net realized gain (loss) was increased by $24,062,513 and shares of beneficial interest was decreased by $21,821,467. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	6,223,706	$172,445,345	5,164,688	$150,282,799
Class B	3,413	93,276	5,133	146,970
Class C	434,158	12,231,991	125,838	3,571,339
Class Y	16,687,212	462,805,113	22,922,032	689,193,614
Class R5	2,612,537	71,219,411	4,254,113	125,236,418
Class R6	4,221,542	115,075,056	2,249,248	63,230,870

Issued as reinvestment of dividends:
Class A	263,221	6,388,370	895,102	26,763,551
Class B	—	—	15,823	462,034
Class C	—	—	78,547	2,290,442
Class Y	256,399	6,222,812	935,688	28,005,135
Class R5	176,828	4,281,012	510,501	15,243,554
Class R6	108,882	2,633,867	189,444	5,654,891

Automatic conversion of Class B shares to Class A shares:
Class A	121,188	3,279,616	209,759	6,203,277
Class B	(124,281)	(3,279,616)	(215,577)	(6,203,277)

Reacquired:
Class A	(10,482,846)	(281,898,181)	(12,551,420)	(375,132,199)
Class B	(89,538)	(2,308,324)	(163,634)	(4,634,852)
Class C	(955,039)	(24,839,611)	(1,131,871)	(31,939,910)
Class Y	(21,827,088)	(568,191,849)	(27,825,234)	(790,193,060)
Class R5	(5,620,816)	(145,225,684)	(11,400,501)	(340,552,082)
Class R6	(6,069,981)	(154,888,119)	(757,305)	(22,511,571)
Net increase (decrease) in share activity	(14,060,503)	$(323,955,515)	(16,489,626)	$(454,882,057)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 40% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20                         Invesco Developing Markets Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/16	$25.84	$0.27	$4.80	$5.07	$(0.24)	$—	$(0.24)	$30.67	19.88%	$824,702	1.40	%(e)	1.41	%(e)	1.01	%(e)	3%
Year ended 10/31/15	33.77	0.28	(7.32)	(7.04)	(0.33)	(0.56)	(0.89)	25.84	(21.20)	795,042	1.43		1.44		0.96		9
Year ended 10/31/14	34.42	0.38	(0.65)	(0.27)	(0.28)	(0.10)	(0.38)	33.77	(0.73)	1,251,018	1.39		1.41		1.13		13
Year ended 10/31/13	32.70	0.30	1.66	1.96	(0.24)	—	(0.24)	34.42	6.03	1,494,412	1.38		1.40		0.89		14
Year ended 10/31/12	30.38	0.29	2.86	3.15	(0.23)	(0.60)	(0.83)	32.70	10.72	1,371,476	1.44		1.45		0.93		19
Class B
Year ended 10/31/16	25.06	0.07	4.69	4.76	—	—	—	29.82	18.99	8,848	2.15	(e)	2.16	(e)	0.26	(e)	3
Year ended 10/31/15	32.72	0.06	(7.11)	(7.05)	(0.05)	(0.56)	(0.61)	25.06	(21.80)	12,710	2.18		2.19		0.21		9
Year ended 10/31/14	33.31	0.12	(0.61)	(0.49)	(0.00)	(0.10)	(0.10)	32.72	(1.46)	28,314	2.14		2.16		0.38		13
Year ended 10/31/13	31.66	0.04	1.61	1.65	—	—	—	33.31	5.21	44,403	2.13		2.15		0.14		14
Year ended 10/31/12	29.42	0.06	2.78	2.84	—	(0.60)	(0.60)	31.66	9.89	59,539	2.19		2.20		0.18		19
Class C
Year ended 10/31/16	25.03	0.07	4.68	4.75	—	—	—	29.78	18.98	82,513	2.15	(e)	2.16	(e)	0.26	(e)	3
Year ended 10/31/15	32.68	0.06	(7.10)	(7.04)	(0.05)	(0.56)	(0.61)	25.03	(21.80)	82,395	2.18		2.19		0.21		9
Year ended 10/31/14	33.27	0.12	(0.61)	(0.49)	(0.00)	(0.10)	(0.10)	32.68	(1.47)	137,867	2.14		2.16		0.38		13
Year ended 10/31/13	31.62	0.04	1.61	1.65	—	—	—	33.27	5.22	168,313	2.13		2.15		0.14		14
Year ended 10/31/12	29.38	0.06	2.78	2.84	—	(0.60)	(0.60)	31.62	9.90	189,142	2.19		2.20		0.18		19
Class Y
Year ended 10/31/16	25.92	0.35	4.79	5.14	(0.32)	—	(0.32)	30.74	20.18	1,055,132	1.15	(e)	1.16	(e)	1.26	(e)	3
Year ended 10/31/15	33.90	0.36	(7.35)	(6.99)	(0.43)	(0.56)	(0.99)	25.92	(21.00)	1,016,382	1.18		1.19		1.21		9
Year ended 10/31/14	34.55	0.46	(0.64)	(0.18)	(0.37)	(0.10)	(0.47)	33.90	(0.47)	1,463,586	1.14		1.16		1.38		13
Year ended 10/31/13	32.83	0.38	1.66	2.04	(0.32)	—	(0.32)	34.55	6.27	1,175,003	1.13		1.15		1.14		14
Year ended 10/31/12	30.50	0.37	2.87	3.24	(0.31)	(0.60)	(0.91)	32.83	11.01	729,007	1.19		1.20		1.18		19
Class R5
Year ended 10/31/16	25.90	0.38	4.79	5.17	(0.38)	—	(0.38)	30.69	20.33	331,079	1.03	(e)	1.04	(e)	1.38	(e)	3
Year ended 10/31/15	33.87	0.40	(7.33)	(6.93)	(0.48)	(0.56)	(1.04)	25.90	(20.87)	352,779	1.03		1.04		1.36		9
Year ended 10/31/14	34.52	0.51	(0.66)	(0.15)	(0.40)	(0.10)	(0.50)	33.87	(0.35)	686,180	0.99		1.01		1.53		13
Year ended 10/31/13	32.80	0.42	1.67	2.09	(0.37)	—	(0.37)	34.52	6.43	666,769	1.01		1.03		1.26		14
Year ended 10/31/12	30.48	0.42	2.86	3.28	(0.36)	(0.60)	(0.96)	32.80	11.19	513,884	1.03		1.04		1.34		19
Class R6
Year ended 10/31/16	25.90	0.39	4.78	5.17	(0.39)	—	(0.39)	30.68	20.35	160,816	0.98	(e)	0.99	(e)	1.43	(e)	3
Year ended 10/31/15	33.87	0.41	(7.33)	(6.92)	(0.49)	(0.56)	(1.05)	25.90	(20.84)	180,773	1.00		1.01		1.39		9
Year ended 10/31/14	34.52	0.52	(0.65)	(0.13)	(0.42)	(0.10)	(0.52)	33.87	(0.31)	179,467	0.97		0.99		1.55		13
Year ended 10/31/13	32.81	0.44	1.66	2.10	(0.39)	—	(0.39)	34.52	6.46	154,375	0.97		0.99		1.30		14
Year ended 10/31/12(f)	32.73	0.05	0.03	0.08	—	—	—	32.81	0.24	122,749	0.96	(g)	0.98	(g)	1.41	(g)	19

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest for Class A, Class B, Class C, Class Y and Class R5 which were less than $0.005 per share, for the fiscal year ended October 31,2012.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $769,910, $10,373, $76,341, $895,075, $313,324 and $145,996 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

21                         Invesco Developing Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of the Invesco Developing Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Developing Markets Fund (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

22                         Invesco Developing Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,084.90	$7.07	$1,018.35	$6.85	1.35%
B	1,000.00	1,080.80	10.98	1,014.58	10.63	2.10
C	1,000.00	1,080.50	10.98	1,014.58	10.63	2.10
Y	1,000.00	1,085.90	5.77	1,019.61	5.58	1.10
R5	1,000.00	1,086.80	5.09	1,020.26	4.93	0.97
R6	1,000.00	1,087.20	4.88	1,020.46	4.72	0.93

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23                         Invesco Developing Markets Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Developing Markets Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Markets Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the fourth quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods and above the performance of the Index for the five year period. Invesco Advisers noted that weak performance since the third quarter of 2014 is expected to be a drag on medium term performance. The Trustees also

24                         Invesco Developing Markets Fund

reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was below the rate of one such mutual fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

25                         Invesco Developing Markets Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	99.96%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Foreign Taxes	$0.0736	per share
Foreign Source Income	$0.3038	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco Developing Markets Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Developing Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Developing Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Developing Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Developing Markets Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	DVM-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Emerging Markets Flexible Bond Fund
Nasdaq:
A: IAEMX ∎ B: IBEMX ∎ C: ICEMX ∎ R: IREMX ∎ Y: IYEMX ∎ R5: IIEMX ∎ R6: IFEMX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Emerging Markets Flexible Bond Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Emerging Markets Flexible Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Emerging Markets Flexible Bond Fund (the Fund), at net asset value (NAV), underperformed the 3-Month USD Libor Index, the Fund’s style-specific index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.45%
Class B Shares	-0.37
Class C Shares	-0.21
Class R Shares	0.33
Class Y Shares	0.72
Class R5 Shares	0.72
Class R6 Shares	0.73
JP Morgan EMBI Global Diversified Index▼ (Broad Market Index)*	11.70
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index▼ (Former Broad Market/Style-Specific Index)*	11.04
3-Month USD Libor Index∎ (Style-Specific Index)*	0.62
Lipper Emerging Markets Hard Currency Debt Funds Index◆ (Peer Group Index)	12.11
Source(s): ▼FactSet Research Systems Inc.; ∎Bloomberg L.P.; ◆Lipper Inc.

*The Fund has elected to use the JP Morgan EMBI Global Diversified Index and the 3-Month USD Libor Index as its broad market index and its style-specific index, respectively, rather than the JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index because the JP Morgan EMBI Global Diversified Index and the 3-Month USD Libor Index more closely reflect the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

Effective February 26, 2016 the Fund changed its name from Invesco Emerging Markets Local Currency Debt Fund to Invesco Emerging Markets Flexible Bond Fund. The change reflects the Fund’s change in strategy, which seeks to provide attractive risk-adjusted returns over a full market cycle through investments in emerging market hard and local currency denominated sovereign and corporate debt securities.

Portfolio Composition
By industry	% of total net assets

Sovereign Debt	37.6%
Diversified Banks	9.9
Integrated Oil & Gas	6.2
Packaged Foods & Meats	5.5
Integrated Telecommunication Services	2.4
Oil & Gas Exploration & Production	2.0
Oil & Gas Refining & Marketing	1.8
Electric Utilities	1.8
Construction & Engineering	1.7
Wireless Telecommunication Services	1.5
Independent Power Producers & Energy Traders	1.5
Diversified Capital Markets	1.5
Airlines	1.5
Oil & Gas Storage & Transportation	1.2
Construction Materials	1.1
Gold	1.0
Consumer Finance	1.0
Industry Type Each Less Than 1% of Portfolio	3.5
Money Market Funds Plus Other Assets Less Liabilities	17.3

Top Five Debt Issuers*
% of total net assets

1.	Mexican Bonos	7.6%
2.	Hungary Government Bond	6.3
3.	Standard Chartered Bank	5.5
4.	Russian Federal Bond-OFZ	3.0
5.	Petrobras Global Finance B.V.	3.0

Total Net Assets	$67.8 million

Total Number of Holdings*	64

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

    Emerging market debt securities posted strong returns during the reporting period. Hard currency sovereign debt securities returned 11.7%, corporate debt securities returned 9.2% and local currency debt securities returned 11.0%.1 Price appreciation for dollar-denominated debt securities was driven by a combination of a rally in US Treasuries and credit spread tightening. US 10-year Treasuries ended the fiscal year yielding 1.84%, 32 basis points lower than a year prior.2 (A basis point is one one-hundredth of a percentage point.) Emerging market sovereign spreads tightened 53 basis points during the reporting period to end at 3.40%, despite a lower overall credit rating for the hard currency index.1 Corporate spreads also tightened by 90 basis points, while corporate credit saw an overall improvement in ratings.1 The rally in US Treasuries reflected expectations for lower US growth and inflation going forward, while the tightening in emerging market spreads was largely the result of sustained flows into the asset class, driven by a global hunt for yield in a low yield environment. For local currency debt securities, returns were driven primarily by high local carry, while both price appreciation in local terms and currency appreciation versus the US dollar and euro contributed to Fund performance during the fiscal year.

    Emerging market bonds had a difficult first couple of months of the fiscal year, due to weakness in oil and soft economic data in the US and China, which drove commodity prices lower. However, the asset class rebounded strongly starting in February, posting positive returns in seven of the following eight months. In March, reflationary policies led by major central banks, further supported by fiscal stimulus measures in China, supercharged local emerging markets, which posted a 9.1% return for the month.1 During the reporting period, emerging markets debt benefited tremendously from dovish global central bank policies, macroeconomic improvements, a recovery in oil prices and improved emerging market funds inflows. The asset class performed well during the reporting period despite global volatility resulting from events such as Brexit, the June 2016 referendum in which UK voters opted to leave the European Union. Inflows for hard currency alone from the beginning of 2016 to the end of the reporting period

4 Invesco Emerging Markets Flexible Bond Fund

were nearly $38 billion.3 October 2016 saw a sell-off in emerging market debt securities driven by higher global yields and a fall in oil prices.

For both corporate and sovereign debt securities, high yield bonds outperformed investment grade bonds for the reporting period.1 All regions had positive returns, led by Latin America and Africa, while the Middle East lagged. The top-performing sovereigns for the reporting period included Venezuela, Ecuador, Zambia and Argentina, while Mozambique, Belize and Turkey were the worst performers. For corporate debt securities, transport and metals and mining were the top-performing sectors for the reporting period, while the diversified and financial sectors lagged. For local currency denominated debt securities, the top-performing countries during the reporting period were Brazil and Indonesia, while Mexico and Poland were the only two countries to post negative returns.

The Fund generated its return during the reporting period with significantly less volatility than the underlying emerging markets themselves. The Fund’s returns were generated from exposure to US dollar-denominated sovereign and corporate debt securities, in addition to local market interest rate exposures. Currency exposures, led by the negative carry from short emerging market foreign exchange positions, detracted from Fund performance.

From a regional and sector perspective, contributors to Fund performance were diversified and broad based. Key investment themes included meaningful exposure to Latin American assets that benefited from rising commodity prices. Brazilian and Mexican corporate and local currency debt were significant contributors to the Fund’s performance. Russian corporate credit exposure was an outsized contributor to Fund performance, benefiting from rising oil prices and the paying down of external debt. Central American sovereign credit exposure benefited from the US duration rally and interest from market participants given the bonds’ attractive relative valuations.

Our key emerging market foreign currency investment theme centered on the rich valuations in Asian currency markets most impacted by an anticipated depreciation of the Chinese renminbi. This has proven slower to develop than anticipated. In southern Asia, the Fund benefited significantly from its exposure to Indian and Indonesian local bond markets, on an unhedged basis.

At the close of the reporting period, medium-term emerging market fundamentals remained challenged as debt levels continued to rise, although near-term economic activity stabilized. In our view, the potential for increased growth in China in 2017 could support commodity-exporting emerging markets, with Latin America a more likely beneficiary. We see prospective tightening in financial conditions as a threat to these outcomes. Valuations remained fair to slightly rich at the close of the reporting period, yet we believe continued portfolio flows may provide ongoing price support as institutional investors increasingly allocate to the asset class.

Please note that the Fund’s strategy is partly implemented with derivative instruments that include futures, forwards, options and swaps. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your investment in Invesco Emerging Markets Flexible Bond Fund.

1  Source: J.P. Morgan

2  Source: US Department of the Treasury

3  Source: EPFR Global

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Avi Hooper

Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Emerging Markets Flexible Bond Fund. He joined Invesco in 2010. Mr. Hooper earned a BAS with a focus in accounting and finance from York University.

Rashique Rahman

Portfolio Manager, is lead manager of Invesco Emerging Markets Flexible Bond Fund. Mr. Rahman is the Head of Emerging Markets for Invesco Fixed Income. He joined Invesco in 2014. Mr. Rahman did undergraduate work at the University of California, Los Angeles, and earned an MA and an MBA from Columbia University.

Michael Hyman

Portfolio Manager, is manager of Invesco Emerging Markets Flexible Bond Fund. He joined Invesco in 2013. Mr. Hyman earned a BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Jorge Ordonez

Portfolio Manager, is manager of Invesco Emerging Markets Flexible Bond Fund. He joined Invesco in 2015. Mr. Ordonez earned a BA in economics from Haverford College and an MBA from the Tuck School of Business at Dartmouth.

5 Invesco Emerging Markets Flexible Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 6/16/10

1 Source:	Factset Research Systems Inc.
2 Source:	Lipper Inc.
3 Source:	Bloomberg L.P.

Past performance cannot guarantee comparable future results.

    During the reporting period, the Fund has elected to use the JP Morgan EMBI Global Diversified Index and the 3-Month USD Libor Index as its broad market index and its style-specific index, respectively, rather than the JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index because the JP Morgan EMBI Global Diversified Index and the 3-Month USD Libor Index more closely reflect the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s prospectus and the SAI, and could negatively affect the Fund and its shareholders.

About indexes used in this report

∎	The JP Morgan EMBI Global Diversified Index is an unmanaged index that tracks the traded market for US-dollar-denominated Brady bonds, eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.
∎	The JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed-rate, domestic currency government bonds.
∎	The 3-Month USD Libor Index is unmanaged index considered representative of the average interest rate at which a selection of banks in London are prepared to lend to one another in American dollars with a maturity of three months.
∎	The Lipper Emerging Markets Hard Currency Debt Funds Index is an unmanaged index considered representative of emerging market debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index,

continued on page 7

6                         Invesco Emerging Markets Flexible Bond Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (6/16/10)	-1.34%
5 Years	-4.16
1 Year	-3.81

Class B Shares
Inception (6/16/10)	-1.42%
5 Years	-4.34
1 Year	-5.19

Class C Shares
Inception (6/16/10)	-1.40%
5 Years	-4.01
1 Year	-1.18

Class R Shares
Inception (6/16/10)	-0.92%
5 Years	-3.55
1 Year	0.33

Class Y Shares
Inception (6/16/10)	-0.43%
5 Years	-3.08
1 Year	0.72

Class R5 Shares
Inception (6/16/10)	-0.42%
5 Years	-3.05
1 Year	0.72

Class R6 Shares
Inception	-0.51%
5 Years	-3.12
1 Year	0.73

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/16/10)	-1.38%
5 Years	-3.13
1 Year	0.01

Class B Shares
Inception (6/16/10)	-1.47%
5 Years	-3.34
1 Year	-1.30

Class C Shares
Inception (6/16/10)	-1.44%
5 Years	-3.01
1 Year	2.70

Class R Shares
Inception (6/16/10)	-0.98%
5 Years	-2.57
1 Year	4.15

Class Y Shares
Inception (6/16/10)	-0.48%
5 Years	-2.08
1 Year	4.59

Class R5 Shares
Inception (6/16/10)	-0.48%
5 Years	-2.06
1 Year	4.59

Class R6 Shares
Inception	-0.57%
5 Years	-2.11
1 Year	4.76

reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6

shares was 1.24%, 1.99%, 1.99%, 1.49%, 0.99%, 0.99% and 0.99%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.89%, 2.64%, 2.64%, 2.14%, 1.64%, 1.34% and 1.33%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2018. See current prospectus for more information.

continued from page 6

including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7                         Invesco Emerging Markets Flexible Bond Fund

Invesco Emerging Markets Flexible Bond Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

∎	Commodity risk. The Fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/ or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments or supply and demand disruptions. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.
∎	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and, in some cases, foreign currency risk. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security. Credit linked notes may be less liquid than other investments and therefore harder to dispose of at the desired time and price. In addition, credit linked notes may be leveraged and, as a result, small changes in the value of the underlying reference obligation may produce disproportionate losses to the Fund.

∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Emerging Markets Flexible Bond Fund

to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategies.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or other action.

∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on continued on page 6

9                         Invesco Emerging Markets Flexible Bond Fund

Consolidated Schedule of Investments

October 31, 2016

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–56.55%
Angola–1.00%
Republic of Angola Via Northern Lights III B.V., REGS, Sr. Sec. Euro Notes, 7.00%, 08/16/2019(a)	$675,000	$677,265

Argentina–4.89%
Banco Hipotecario S.A., REGS, Sr. Unsec. Euro Notes, 9.75%, 11/30/2020(a)	861,000	975,083
Generación Mediterránea S.A./Generación Frías S.A./Central Térmica Roca S.A., REGS, Sr. Unsec. Gtd. Euro Notes, 9.63%, 07/27/2023(a)	600,000	642,900
Provincia de Buenos Aires Sr. Unsec. Notes, 5.75%, 06/15/2019(a)	520,000	533,650
7.88%, 06/15/2027(a)	600,000	618,000
YPF S.A., REGS, Sr. Unsec. Euro Notes, 8.50%, 07/28/2025(a)	500,000	546,250
		3,315,883

Azerbaijan–1.17%
Southern Gas Corridor CJSC, Sr. Unsec. Government Gtd. Notes, 6.88%, 03/24/2026(a)	700,000	791,119

Bahrain–1.34%
Bahrain Government International Bond, Sr. Unsec. Bonds, 7.00%, 10/12/2028(a)	880,000	908,600

Brazil–10.86%
BRF GmbH, Sr. Unsec. Gtd. Notes, 4.35%, 09/29/2026(a)	321,000	312,173
BTG Investments L.P., REGS, Sr. Unsec. Gtd. Euro Notes, 4.50%, 04/17/2018(a)	1,050,000	992,250
Cosan Luxembourg S.A., Sr. Unsec. Gtd. Notes, 7.00%, 01/20/2027(a)	495,000	516,656
Cosan Overseas Ltd., REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 12/31/2049(a)	700,000	704,375
Marfrig Holdings Europe B.V., Sr. Unsec. Gtd. Notes, 8.00%, 06/08/2023(a)	900,000	933,750
Minerva Luxembourg S.A., Sr. Unsec. Gtd. Notes, 6.50%, 09/20/2026(a)	1,006,000	992,138
Odebrecht Finance Ltd., REGS, Sr. Unsec. Gtd. Euro Notes, 5.25%, 06/27/2029(a)	200,000	98,000
Petrobras Global Finance B.V., Sr. Unsec. Gtd. Global Notes, 8.75%, 05/23/2026	1,800,000	2,031,750

	Principal Amount	Value
Brazil–(continued)
Votorantim Cimentos S.A., REGS, Sr. Unsec. Gtd. Euro Notes, 7.25%, 04/05/2041(a)	$800,000	$782,000
		7,363,092

Canada–0.51%
First Quantum Minerals Ltd., Sr. Unsec. Gtd. Notes, 7.25%, 10/15/2019(a)	349,000	345,946

Colombia–1.76%
Avianca Holdings S.A./ Avianca Leasing LLC/ Grupo Taca Holdings, REGS, Sr. Unsec. Gtd. Euro Notes, 8.38%, 05/10/2020(a)	1,000,000	990,000
Banco de Bogotá S.A., Unsec. Sub. Notes, 6.25%, 05/12/2026(a)	200,000	206,489
		1,196,489

Costa Rica–1.54%
Banco Nacional de Costa Rica, REGS, Sr. Unsec. Euro Notes, 6.25%, 11/01/2023(a)	1,000,000	1,044,640

Dominican Republic–0.54%
Dominican Republic International Bond, Sr. Unsec. Notes, 6.88%, 01/29/2026(a)	333,000	369,630

Ecuador–1.25%
Ecuador Government International Bond, REGS, Sr. Unsec. Euro Bonds, 10.75%, 03/28/2022(a)	800,000	848,000

El Salvador–0.83%
AES El Salvador Trust II, REGS, Sr. Unsec. Gtd. Euro Notes, 6.75%, 03/28/2023(a)	600,000	565,500

Georgia–0.72%
BGEO Group JSC, Sr. Unsec. Bonds, 6.00%, 07/26/2023(a)	475,000	490,076

Ghana–1.20%
Ghana Government International Bond, REGS, Sr. Unsec. Euro Notes, 7.88%, 08/07/2023(a)	850,000	816,939

Honduras–1.65%
Honduras Government International Bond, REGS, Sr. Unsec. Euro Notes, 7.50%, 03/15/2024(a)	1,000,000	1,120,000

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco Emerging Markets Flexible Bond Fund

	Principal Amount	Value
Hungary–1.13%
Hungary Government International Bond, Sr. Unsec. Global Notes, 7.63%, 03/29/2041	$500,000	$763,875

India–2.30%
Delhi International Airport (Pvt.) Ltd., Sr. Sec. First Lien Bonds, 6.13%, 10/31/2026(a)	1,000,000	1,028,847
Vedanta Resources PLC, REGS, Sr. Unsec. Euro Notes, 7.13%, 05/31/2023(a)	550,000	532,125
		1,560,972

Indonesia–0.65%
Listrindo Capital B.V., Sr. Unsec. Gtd. Notes, 4.95%, 09/14/2026(a)	439,000	444,262

Ivory Coast–0.62%
Ivory Coast Government International Bond, REGS, Sr. Unsec. Euro Notes, 6.38%, 03/03/2028(a)	400,000	418,850

Jamaica–1.19%
Digicel Group Ltd., REGS, Sr. Unsec. Euro Notes, 7.13%, 04/01/2022(a)	300,000	239,160
Jamaica Government International Bond, Sr. Unsec. Global Notes, 6.75%, 04/28/2028	500,000	566,250
		805,410

Jordan–0.29%
Jordan Government International Bond, Sr. Unsec. Notes, 5.75%, 01/31/2027(a)	200,000	199,260

Kazakhstan–1.37%
Zhaikmunai LLP, REGS, Sr. Unsec. Gtd. Euro Notes, 6.38%, 02/14/2019(a)	1,000,000	930,000

Kenya–1.03%
Kenya Government International Bond, REGS, Sr. Unsec. Euro Notes, 6.88%, 06/24/2024(a)	700,000	700,875

Kuwait–0.40%
Equate Petrochemical B.V., Sr. Unsec. Gtd. Notes, 4.25%, 11/03/2026(a)	270,000	268,175

Mexico–2.95%
Petróleos Mexicanos, Sr. Unsec. Gtd. Global Bonds, 6.63%, 06/15/2035	800,000	811,680
SixSigma Networks México, S.A. de C.V., REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 11/07/2021(a)	500,000	491,250

	Principal Amount	Value
Mexico–(continued)
Unifin Financiera, S.A.B. de C.V., SOFOM, E.N.R., Sr. Unsec. Gtd. Bonds, 7.25%, 09/27/2023(a)	$700,000	$699,261
		2,002,191

Netherlands–1.36%
GTH Finance B.V., Sr. Unsec. Gtd. Notes, 7.25%, 04/26/2023(a)	857,000	920,204

Pakistan–1.51%
Third Pakistan International Sukuk Co. Ltd. (The), Sr. Unsec. Bonds, 5.50%, 10/13/2021(a)	1,000,000	1,021,316

Paraguay–0.63%
Paraguay Government International Bond, Sr. Unsec. Bonds, 5.00%, 04/15/2026(a)	400,000	426,000

Peru–0.81%
Banco Internacional del Perú S.A.A. Interbank, REGS, Unsec. Sub. Euro Notes, 6.63%, 03/19/2029(a)	500,000	551,100

Russia–3.64%
Credit Bank of Moscow Via CBOM Finance PLC, Sr. Unsec. Notes, 5.88%, 11/07/2021(a)	300,000	300,000
Evraz Group S.A., REGS, Sr. Unsec. Euro Bonds, 8.25%, 01/28/2021(a)	600,000	654,600
Gazprom OAO Via Gaz Capital S.A., REGS, Sr. Unsec. Medium-Term Euro Notes, 8.63%, 04/28/2034(a)	630,000	811,066
Polyus Gold International Ltd., Sr. Unsec. Gtd. Bonds, 4.70%, 03/28/2022(a)	700,000	700,000
		2,465,666

South Africa–2.35%
Eskom Holdings SOC Ltd., REGS, Sr. Unsec. Euro Notes, 7.13%, 02/11/2025(a)	550,000	570,509
MTN (Mauritius) Investments Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 10/13/2026(a)	1,006,000	1,024,863
		1,595,372

Sri Lanka–1.46%
Sri Lanka Government International Bond, Sr. Unsec. Bonds, 6.83%, 07/18/2026(a)	938,000	993,200

Turkey–0.74%
Export Credit Bank of Turkey, Sr. Unsec. Notes, 5.38%, 10/24/2023(a)	500,000	498,728

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Emerging Markets Flexible Bond Fund

	Principal Amount		Value
Ukraine–2.18%
MHP S.A., REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 04/02/2020(a)		$1,500,000	$1,476,135

United Kingdom–0.68%
Tullow Oil PLC, REGS, Sr. Unsec. Gtd. Euro Notes, 6.25%, 04/15/2022(a)		500,000	461,250
Total U.S. Dollar Denominated Bonds & Notes (Cost $37,271,060)			38,356,020

Non U.S. Dollar Denominated Bonds & Notes–20.65%(b)
Canada–1.04%
Province of British Columbia, Sr. Unsec. Bonds, 6.60%, 01/9/2020(a)	INR	47,000,000	702,706

Hungary–6.32%
Hungary Government Bond, Unsec. Bonds, 5.50%, 06/24/2025	HUF	1,000,000,000	4,286,832

Indonesia–2.60%
Indonesia Treasury Bond, Sr. Unsec. Bonds, 9.50%, 07/15/2031	IDR	20,000,000,000	1,764,706

Mexico–7.64%
Mexican Bonos, Sr. Unsec. Bonds, 5.00%, 12/11/2019	MXN	100,000,000	5,180,860

Russia–3.05%
Russian Federal Bond — OFZ, Series 6214, Unsec. Bonds, 6.40%, 05/27/2020	RUB	140,000,000	2,067,719
Total Non U.S. Dollar Denominated Bonds & Notes (Cost $13,993,204)			14,002,823

	Principal Amount		Value
Credit-Linked Securities–5.49%(b)
Standard Chartered Bank
REGS, Sr. Unsec. Medium-Term Euro Notes (Credit-Linked to India Government Bonds, 7.80%, 05/03/2020),
7.80%, 05/05/2020(a)	INR	33,600,000	$521,361
REGS, Sr. Unsec. Medium-Term Euro Notes (Credit-Linked to India Government Bonds, 8.12%, 12/10/2020),
8.12%, 12/14/2020(a)	INR	40,000,000	630,105
REGS, Sr. Unsec. Medium-Term Euro Notes (Credit-Linked to India Government Bonds, 8.28%, 09/21/2027),
8.28%, 09/23/2027(a)	INR	58,000,000	945,974
Sr. Unsec. Medium-Term Euro Notes (Credit-Linked to India Government Bonds, 8.40%, 07/28/2024),
8.40%, 07/30/2024(a)	INR	100,000,000	1,623,757
Total Credit-Linked Securities (Cost $3,781,038)			3,721,197

	Shares
Money Market Funds–15.43%
Government & Agency Portfolio–Institutional Class, 0.29%(c)		6,279,958	6,279,958
Treasury Portfolio–Institutional Class, 0.22%(c)		4,186,639	4,186,639
Total Money Market Funds (Cost $10,466,597)			10,466,597
TOTAL INVESTMENTS–98.12% (Cost $65,511,899)			66,546,637
OTHER ASSETS LESS LIABILITIES–1.88%			1,278,249
NET ASSETS–100.00%			$67,824,886

Investment Abbreviations:

Gtd.	– Guaranteed
HUF	– Hungary Forint
IDR	– Indonesian Rupiah
INR	– Indian Rupee

MXN	– Mexican Peso
REGS	– Regulation S
RUB	– Russian Ruble
Sec.	– Secured

Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Consolidated Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $38,606,368, which represented 56.92% of the Fund’s Net Assets.
(b)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Emerging Markets Flexible Bond Fund

Consolidated Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $55,045,302)	$56,080,040
Investments in affiliated money market funds, at value and cost	10,466,597
Total investments, at value (Cost $65,511,899)	66,546,637
Cash	262,749
Receivable for:
Deposits with brokers	426,768
Investments sold	2,473,881
Variation margin — futures	35,739
Variation margin — centrally cleared swap agreements	3,476
Fund shares sold	32,166
Dividends and interest	920,970
Fund expenses absorbed	23,870
Swaps receivables	3,472
Premiums paid on swap agreements	1,032,376
Investment for trustee deferred compensation and retirement plans	24,025
Unrealized appreciation on forward foreign currency contracts outstanding	1,245,550
Other assets	28,583
Total assets	73,060,262

Liabilities:
Payable for:
Investments purchased	3,112,295
Fund shares reacquired	21,770
Amount due custodian — foreign currency (cost $96,076)	94,604
Swaps payable	12,367
Accrued fees to affiliates	7,767
Accrued trustees’ and officers’ fees and benefits	1,789
Accrued other operating expenses	66,031
Trustee deferred compensation and retirement plans	25,151
Unrealized depreciation on forward foreign currency contracts outstanding	1,479,821
Unrealized depreciation on swap agreements — OTC	413,781
Total liabilities	5,235,376
Net assets applicable to shares outstanding	$67,824,886

Net assets consist of:
Shares of beneficial interest	$69,318,856
Undistributed net investment income	9,583
Undistributed net realized gain (loss)	(1,993,790)
Net unrealized appreciation	490,237
$67,824,886

Net Assets:
Class A	$5,181,649
Class B	$121,239
Class C	$1,195,011
Class R	$264,422
Class Y	$354,133
Class R5	$6,678
Class R6	$60,701,754

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	792,980
Class B	18,563
Class C	182,780
Class R	40,517
Class Y	54,208
Class R5	1,023
Class R6	9,299,165
Class A:
Net asset value per share	$6.53
Maximum offering price per share
(Net asset value of $6.53 ÷ 95.75%)	$6.82
Class B:
Net asset value and offering price per share	$6.53
Class C:
Net asset value and offering price per share	$6.54
Class R:
Net asset value and offering price per share	$6.53
Class Y:
Net asset value and offering price per share	$6.53
Class R5:
Net asset value and offering price per share	$6.53
Class R6:
Net asset value and offering price per share	$6.53

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Emerging Markets Flexible Bond Fund

Consolidated Statement of Operations

For the year ended October 31, 2016

Investment income:
Interest (net of foreign withholding taxes of $71,807)	$3,268,980
Dividends from affiliated money market funds	25,674
Total investment income	3,294,654

Expenses:
Advisory fees	458,292
Administrative services fees	50,000
Custodian fees	47,172
Distribution fees:
Class A	13,865
Class B	2,003
Class C	11,535
Class R	1,453
Transfer agent fees — A, B, C, R, and Y	28,459
Transfer agent fees — R6	185
Trustees’ and officers’ fees and benefits	19,971
Registration and filing fees	86,323
Reports to shareholders	22,937
Professional services fees	61,239
Other	39,054
Total expenses	842,488
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(217,524)
Net expenses	624,964
Net investment income	2,669,690

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(8,760,828)
Foreign currencies	(475,018)
Forward foreign currency contracts	(2,290,836)
Futures contracts	(117,318)
Option contracts written	27,625
Swap agreements	(496,302)
(12,112,677)
Change in net unrealized appreciation (depreciation) of:
Investment securities	11,522,957
Foreign currencies	23,834
Forward foreign currency contracts	(296,786)
Futures contracts	127,328
Swap agreements	(437,044)
10,940,289
Net realized and unrealized gain (loss)	(1,172,388)
Net increase in net assets resulting from operations	$1,497,302

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Emerging Markets Flexible Bond Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$2,669,690	$2,788,125
Net realized gain (loss)	(12,112,677)	(4,854,316)
Change in net unrealized appreciation (depreciation)	10,940,289	(6,674,360)
Net increase (decrease) in net assets resulting from operations	1,497,302	(8,740,551)

Return of capital:
Class A	(225,952)	(368,524)
Class B	(6,797)	(14,244)
Class C	(37,979)	(68,983)
Class R	(10,957)	(19,363)
Class Y	(12,799)	(39,924)
Class R5	(284)	(2,106)
Class R6	(2,118,421)	(2,025,139)
Total return of capital	(2,413,189)	(2,538,283)

Share transactions–net:
Class A	(865,850)	(1,355,045)
Class B	(161,303)	26,014
Class C	(141,744)	(469,716)
Class R	(82,056)	(2,139)
Class Y	59,060	(2,338,926)
Class R5	—	(163,230)
Class R6	23,922,971	6,445,058
Net increase in net assets resulting from share transactions	22,731,078	2,142,016
Net increase (decrease) in net assets	21,815,191	(9,136,818)

Net assets:
Beginning of year	46,009,695	55,146,513
End of year (includes undistributed net investment income of $9,583 and $(261,153), respectively)	$67,824,886	$46,009,695

Notes to Consolidated Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Emerging Markets Flexible Bond Fund (the “Fund”), formerly Invesco Emerging Market Local Currency Debt Fund, is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Emerging Markets Flexible Bond Cayman Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

15                         Invesco Emerging Markets Flexible Bond Fund

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

16                         Invesco Emerging Markets Flexible Bond Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

17                         Invesco Emerging Markets Flexible Bond Fund

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.	Call Options Written — The Fund may write call options. A covered call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Written call options are recorded as a liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Consolidated Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.
N.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
O.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits

18                         Invesco Emerging Markets Flexible Bond Fund

regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

19                         Invesco Emerging Markets Flexible Bond Fund

P.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

Q.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
R.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.75%
Next $500 million	0.70%
Next $500 million	0.67%
Over $1.5 billion	0.65%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 0.75%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.24%, 1.99%, 1.99%, 1.49%, 0.99%, 0.99% and 0.99%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $188,879 and reimbursed class level expenses of $20,881, $754, $4,343, $1,094, $1,182 and $186 of Class A, Class B, Class C, Class R, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

20                         Invesco Emerging Markets Flexible Bond Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $790 in front-end sales commissions from the sale of Class A shares and $7 and $93 from Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
U.S. Dollar Denominated Bonds & Notes	$—	$38,356,020	$—	$38,356,020
Non U.S. Dollar Denominated Bonds & Notes	—	14,002,823	—	14,002,823
Credit-Linked Securities	—	3,721,197	—	3,721,197
Money Market Funds	10,466,597	—	—	10,466,597
	10,466,597	56,080,040	—	66,546,637
Forward Foreign Currency Contracts*	—	(234,271)	—	(234,271)
Futures Contracts*	127,328	—	—	127,328
Swap Agreements*	—	(437,044)	—	(437,044)
Total Investments	$10,593,925	$55,408,725	$—	$66,002,650

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2016:

	Value
Derivative Assets	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$39,825	$—	$—	$28,629	$58,874	$127,328
Unrealized appreciation on forward foreign currency contracts outstanding	—	—	1,245,550	—	—	1,245,550
Total Derivative Assets	$39,825	$—	$1,245,550	$28,629	$58,874	$1,372,878
Derivatives not subject to master netting agreements	(39,825)	—	—	(28,629)	(58,874)	(127,328)
Total Derivative Assets subject to master netting agreements	$—	$—	$1,245,550	$—	$—	$1,245,550

21                         Invesco Emerging Markets Flexible Bond Fund

	Value
Derivative Liabilities	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on swap agreements — Centrally Cleared(a)	$—	$(23,263)	$—	$—	$—	$(23,263)
Unrealized depreciation on swap agreements — OTC	—	(379,437)	—	(34,344)	—	(413,781)
Unrealized depreciation forward foreign currency contracts outstanding	—	—	(1,479,821)	—	—	(1,479,821)
Total Derivative Liabilities	$—	$(402,700)	$(1,479,821)	$(34,344)	$—	$(1,916,865)
Derivatives not subject to master netting agreements	—	23,263	—	—	—	23,263
Total Derivative Liabilities subject to master netting agreements	$—	$(379,437)	$(1,479,821)	$(34,344)	$—	$(1,893,602)

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swap agreements. Only current day’s variation margin receivable is reported within the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2016.

	Financial Derivative Assets			Financial Derivative Liabilities				Collateral (Received)/Pledged
Counterparty	Forward foreign currency contracts	Swap agreements	Total assets	Forward foreign currency contracts	Swap agreements	Total liabilities	Net value of derivatives	Non-Cash	Cash	Net amount
Fund
Barclays Bank PLC	$—	$140,590	$140,590	$—	$(31,101)	$(31,101)	$109,489	$—	$—	$109,489
Citigroup Global Markets Inc.	27,041	—	27,041	(10,626)	—	(10,626)	16,415	—	—	16,415
Deutsche Bank Securities Inc.	219,982	—	219,982	(423,004)	—	(423,004)	(203,022)	—	—	(203,022)
Goldman Sachs International	803,370	895,258	1,698,628	(896,078)	(395,047)	(1,291,125)	407,503	(386,647)	—	20,856
JPMorgan Chase Bank, N.A.	131,309	—	131,309	(78,114)	—	(78,114)	53,195	—	—	53,195
Merrill Lynch International	—	—	—	(35,179)	—	(35,179)	(35,179)	—	—	(35,179)
Morgan Stanley Capital Services LLC	21,301	—	21,301	(18,620)	—	(18,620)	2,681	—	—	2,681
Toronto-Dominion Bank (The)	42,547	—	42,547	(18,200)	—	(18,200)	24,347	—	—	24,347
Total	$1,245,550	$1,035,848	$2,281,398	$(1,479,821)	$(426,148)	$(1,905,969)	$375,429	$(386,647)	$—	$(11,218)
Effect of Derivative Investments for the year ended October 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$—	$(2,290,836)	$—	$—	$(2,290,836)
Futures contracts	82,791	—	—	(63,699)	(136,410)	(117,318)
Options purchased(a)	—	(53,900)	(3,181)	—	—	(57,081)
Options written	—	12,950	14,675	—	—	27,625
Swap agreements	—	(249,048)	1,053	(177,265)	(71,042)	(496,302)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	—	(296,786)	—	—	(296,786)
Futures contracts	39,825	—	—	28,629	58,874	127,328
Swap agreements	—	(402,700)	—	(34,344)	—	(437,044)
Total	$122,616	$(692,698)	$(2,575,075)	$(246,679)	$(148,578)	$(3,540,414)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation of investment securities.

The table below summarizes the twelve-month average notional value of forward foreign currency contracts, the eight-month average notional value of futures contracts and swap agreements, the two-month average notional value of options purchased and the six-month notional value of options written outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$73,794,705	$5,384,744	$3,872,704	$3,240,901	$10,950,000

22                         Invesco Emerging Markets Flexible Bond Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
11/21/16	Goldman Sachs International	CNY	15,000,000	USD	2,270,265	$2,210,792	$59,473
11/21/16	Toronto-Dominion Bank (The)	USD	2,228,992	CNY	15,000,000	2,210,792	(18,200)
11/30/16	Citigroup Global Markets Inc.	HUF	400,000,000	USD	1,442,065	1,422,121	19,944
11/30/16	Citigroup Global Markets Inc.	USD	757,046	PLN	3,000,000	764,143	7,097
11/30/16	Citigroup Global Markets Inc.	ZAR	4,250,000	USD	302,708	313,334	(10,626)
11/30/16	Deutsche Bank Securities Inc.	HUF	2,607,000,000	USD	9,186,720	9,268,674	(81,954)
11/30/16	Deutsche Bank Securities Inc.	KRW	2,780,000,000	USD	2,451,447	2,429,295	22,152
11/30/16	Deutsche Bank Securities Inc.	RUB	402,000,000	USD	6,030,729	6,292,498	(261,769)
11/30/16	Deutsche Bank Securities Inc.	TWD	57,000,000	USD	1,785,323	1,804,540	(19,217)
11/30/16	Deutsche Bank Securities Inc.	USD	793,512	HUF	220,000,000	782,167	(11,345)
11/30/16	Deutsche Bank Securities Inc.	USD	1,419,331	KRW	1,580,000,000	1,380,678	(38,653)
11/30/16	Deutsche Bank Securities Inc.	USD	768,437	PLN	3,000,000	764,143	(4,294)
11/30/16	Deutsche Bank Securities Inc.	USD	4,021,993	RUB	267,000,000	4,179,346	157,353
11/30/16	Deutsche Bank Securities Inc.	USD	1,789,077	WD	57,000,000	1,804,540	15,463
11/30/16	Goldman Sachs International	AUD	1,000,000	USD	758,050	760,050	(2,000)
11/30/16	Goldman Sachs International	CAD	6,800,000	USD	5,126,917	5,070,888	56,029
11/30/16	Goldman Sachs International	CLP	700,000,000	USD	1,039,733	1,069,160	(29,427)
11/30/16	Goldman Sachs International	COP	6,200,000,000	USD	2,039,352	2,051,771	(12,419)
11/30/16	Goldman Sachs International	HUF	950,000,000	USD	3,429,618	3,377,538	52,080
11/30/16	Goldman Sachs International	IDR	67,400,000,000	USD	5,050,237	5,150,936	(100,699)
11/30/16	Goldman Sachs International	INR	75,000,000	USD	1,096,010	1,119,737	(23,727)
11/30/16	Goldman Sachs International	MXN	190,734,901	USD	10,127,559	10,054,475	73,084
11/30/16	Goldman Sachs International	MYR	8,700,000	USD	2,126,241	2,070,233	56,008
11/30/16	Goldman Sachs International	PLN	17,300,000	USD	4,422,970	4,406,559	16,411
11/30/16	Goldman Sachs International	RUB	317,000,000	USD	4,794,888	4,961,995	(167,107)
11/30/16	Goldman Sachs International	SGD	2,000,000	USD	1,493,061	1,437,995	55,066
11/30/16	Goldman Sachs International	TRY	15,800,000	USD	5,159,131	5,073,860	85,271
11/30/16	Goldman Sachs International	USD	2,364,320	CAD	3,100,000	2,311,728	(52,592)
11/30/16	Goldman Sachs International	USD	414,110	CLP	270,000,000	412,390	(1,720)
11/30/16	Goldman Sachs International	USD	686,323	COP	2,050,000,000	678,408	(7,915)
11/30/16	Goldman Sachs International	USD	9,110,252	HUF	2,520,000,000	8,959,363	(150,889)
11/30/16	Goldman Sachs International	USD	3,192,812	IDR	41,720,000,000	3,188,384	(4,428)
11/30/16	Goldman Sachs International	USD	379,542	JPY	40,000,000	381,812	2,270
11/30/16	Goldman Sachs International	USD	3,474,370	MXN	65,000,000	3,426,436	(47,934)
11/30/16	Goldman Sachs International	USD	2,906,751	PLN	11,300,000	2,878,273	(28,478)
11/30/16	Goldman Sachs International	USD	6,048,588	RUB	402,000,000	6,292,498	243,910
11/30/16	Goldman Sachs International	USD	1,471,854	SGD	2,000,000	1,437,995	(33,859)
11/30/16	Goldman Sachs International	USD	3,099,621	TRY	9,400,000	3,018,626	(80,995)
11/30/16	Goldman Sachs International	USD	3,002,785	ZAR	42,000,000	3,096,477	93,692
11/30/16	Goldman Sachs International	ZAR	57,200,000	USD	4,070,623	4,217,107	(146,484)
11/30/16	JPMorgan Chase Bank, N.A.	AUD	1,000,000	USD	758,266	760,050	(1,784)
11/30/16	JPMorgan Chase Bank, N.A.	CAD	2,000,000	USD	1,532,425	1,491,438	40,987
11/30/16	JPMorgan Chase Bank, N.A.	JPY	260,000,000	USD	2,556,977	2,481,780	75,197
11/30/16	JPMorgan Chase Bank, N.A.	USD	1,532,474	AUD	2,000,000	1,520,100	(12,374)
11/30/16	JPMorgan Chase Bank, N.A.	USD	848,837	CAD	1,100,000	820,291	(28,546)
11/30/16	JPMorgan Chase Bank, N.A.	USD	1,456,354	JPY	150,000,000	1,431,796	(24,558)
11/30/16	Merrill Lynch International	USD	703,351	JPY	70,000,000	668,172	(35,179)
11/30/16	Toronto-Dominion Bank (The)	USD	721,533	ZAR	10,000,000	737,257	15,724
12/02/16	JPMorgan Chase Bank, N.A.	BRL	3,000,000	USD	945,686	930,561	15,125
12/02/16	JPMorgan Chase Bank, N.A.	USD	941,413	BRL	3,000,000	930,561	(10,852)
01/20/17	Goldman Sachs International	USD	1,381,443	PHP	67,000,000	1,376,038	(5,405)
01/23/17	Morgan Stanley Capital Services LLC	CNY	16,931,250	USD	2,500,000	2,478,699	21,301
01/23/17	Morgan Stanley Capital Services LLC	USD	2,497,319	CNY	16,931,250	2,478,699	(18,620)

23                         Invesco Emerging Markets Flexible Bond Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
03/03/17	Goldman Sachs International	CNY	9,500,000	USD	1,396,809	$1,386,733	$10,076
04/28/17	Deutsche Bank Securities Inc.	CNY	7,662,350	USD	1,139,050	1,114,036	25,014
04/28/17	Deutsche Bank Securities Inc.	USD	700,000	CNY	4,774,910	694,228	(5,772)
04/28/17	Toronto-Dominion Bank (The)	CNY	25,000,000	USD	3,661,594	3,634,771	26,823
Total Forward Foreign Currency Contracts — Currency Risk							$(234,271)

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CLP	– Chilean Peso
CNY	– Chinese Yuan
COP	– Colombian Peso

HUF	– Hungarian Forint
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
MXN	– Mexican Peso

MYR	– Malaysian Ringgit
PHP	– Philippine Paso
PLN	– Poland Zloty
RUB	– Russian Ruble
SGD	– Singapore Dollar
TRY	– Turkish Lira

TWD	– Taiwan Dollar
USD	– U.S. Dollar
ZAR	– South African Rand

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
Brent Crude(b)	Short	13	March-2017	$(648,960)	$39,825
Subtotal — Commodity Risk					39,825
E-Mini S&P 500 Index	Short	18	December-2016	(1,908,090)	28,629
Subtotal — Equity Risk					28,629
Euro-BTP Italian Government Bonds	Short	22	December-2016	(3,346,293)	58,874
Subtotal — Interest Rate Risk					58,874
Total Futures Contracts					$127,328

(a)	Futures contracts collateralized by $246,155 cash held with Bank of America Merrill Lynch, the futures commission merchant.
(b)	The investment is owned by the Subsidiary. See Note 5.

Options Written Transactions
	Call Options			Put Options
	Notional Value		Premiums Received	Notional Value		Notional Value		Premiums Received
Beginning of period	USD	—	$—	EUR	—	USD	—	$—
Written	USD	3,200,000	21,136	EUR	670,000	USD	7,000,000	13,831
Closed	USD	(3,200,000)	(21,136)	EUR	(670,000)	USD	—	(881)
Exercised	USD	—	—	EUR	—	USD	(7,000,000)	(12,950)
End of period	USD	—	$—	EUR	—	USD	—	$—

Abbreviations:

EUR	– Euro
USD	– U.S. Dollar

Open Centrally Cleared Credit Default Swap Agreements — Credit Risk
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/ICE	Markit CDX North America Emerging Markets Index, Series 25, Version 1	Buy	(1.00)%	June-2021	2.43%	$4,200,000	$286,124	$(23,263)

Open Over-The-Counter Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Republic of South Africa	Buy	(1.00)%	June-2021	2.22%	$2,100,000	$140,590	$(28,651)
Goldman Sachs International	Federative Republic of Brazil	Buy	(1.00)	June-2021	2.47	8,500,000	891,786	(350,786)
Total Credit Default Swap Agreements — Credit Risk							$1,032,376	$(379,437)

(a)	Implied credit spreads represent the current level as of October 31, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

24                         Invesco Emerging Markets Flexible Bond Fund

Open Over-The-Counter Total Return Swap Agreements — Equity Risk
Counterparty	Pay/Receive	Reference Entity	Floating Rate	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Goldman Sachs International	Pay	iBoxx USD Liquid High Yield Index	3 Month USD LIBOR	35,000	December-2016	$3,500,000	$(34,344)

Abbreviations:

ICE	– Intercontinental Exchange
LIBOR	– London Interbank Offer Rate
USD	– U.S. Dollar

NOTE 5—Subsidiary Information

The Fund’s Consolidated Schedule of Investments and any investments in derivatives include the holdings of both the Fund and the Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the account balances of both the Fund and the Subsidiary and all interfund transactions have been eliminated.

The table below summarizes the financial information of the Subsidiary recognized in the consolidated financial statements referred to above.

Selected Financial Information	Invesco Emerging Markets Flexible Bond Cayman Ltd. (the “Subsidiary”)
Total assets	$338,215
Total liabilities	(1,223)
Net assets	336,992
Total investment income	1,671
Net investment income (loss)	(13,393)
Net realized gain (loss) from:
Investment securities	(67,211)
Futures contracts	82,792
Change in net unrealized appreciation of:
Futures contracts	39,825
Increase in net assets resulting from operations	$42,013

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $205.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Return of capital	$2,413,189	$2,538,283

25                         Invesco Emerging Markets Flexible Bond Fund

Tax Components of Net Assets at Period-End:

2016
Net unrealized appreciation — investments	$1,034,738
Net unrealized appreciation (depreciation) — other investments	(455,214)
Temporary book/tax differences	(24,761)
Capital loss carryforward	(2,048,733)
Shares of beneficial interest	69,318,856
Total net assets	$67,824,886

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2016, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$—	$2,048,733	$2,048,733

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $147,393,161 and $137,181,622, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,470,915
Aggregate unrealized (depreciation) of investment securities	(436,177)
Net unrealized appreciation of investment securities	$1,034,738

Cost of investments is the same for tax and financial reporting purposes.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating loss and return of capital distributions, on October 31, 2016, undistributed net investment income was increased by $14,235, undistributed net realized gain (loss) was increased by $10,947,677 and shares of beneficial interest was decreased by $10,961,912. This reclassification had no effect on the net assets of the Fund.

26                         Invesco Emerging Markets Flexible Bond Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	143,177	$928,190	171,421	$1,323,790
Class B	—	—	23,303	179,312
Class C	35,582	232,573	25,413	192,441
Class R	2,927	18,832	3,719	27,958
Class Y	58,493	379,745	48,034	372,122
Class R6(b)	4,090,830	25,979,109	1,007,671	7,589,645

Issued as reinvestment of dividends:
Class A	28,963	185,353	38,573	288,494
Class B	1,048	6,690	1,855	13,761
Class C	4,497	28,821	6,510	48,750
Class R	1,675	10,710	2,549	19,004
Class Y	1,801	11,513	2,763	20,882
Class R5	—	—	213	1,707
Class R6	331,014	2,118,421	272,414	2,025,139

Automatic conversion of Class B shares to Class A shares:
Class A	20,241	130,337	12,487	90,553
Class B	(20,247)	(130,337)	(12,503)	(90,553)

Reacquired:
Class A	(326,629)	(2,109,730)	(399,796)	(3,057,882)
Class B	(5,922)	(37,656)	(10,146)	(76,506)
Class C	(61,797)	(403,138)	(91,702)	(710,907)
Class R	(17,762)	(111,598)	(6,892)	(49,101)
Class Y	(50,921)	(332,198)	(348,793)	(2,731,930)
Class R5	—	—	(21,098)	(164,937)
Class R6	(645,466)	(4,174,559)	(427,880)	(3,169,726)
Net increase in share activity	3,591,504	$22,731,078	298,115	$2,142,016

(a)	90% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	On February 18, 2016, 3,744,455 Class R6 shares valued at $23,739,847 were sold to affiliated mutual funds.

27                         Invesco Emerging Markets Flexible Bond Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/16	$6.77	$0.27	$(0.25)	$0.02	$—	$—	$(0.26)	$(0.26)	$6.53	0.45%	$5,182	1.23	%(e)	1.91	%(e)	4.16	%(e)	266%
Year ended 10/31/15	8.49	0.41	(1.76)	(1.35)	—	—	(0.37)	(0.37)	6.77	(16.20)	6,282	1.24		1.89		5.46		50
Year ended 10/31/14	9.17	0.46	(0.77)	(0.31)	(0.06)	—	(0.31)	(0.37)	8.49	(3.44)	9,379	1.24		1.84		5.29		69
Year ended 10/31/13	9.88	0.48	(0.79)	(0.31)	(0.29)	—	(0.11)	(0.40)	9.17	(3.25)	12,998	1.24		1.77		4.96		31
Year ended 10/31/12	10.36	0.50	0.17	0.67	(0.88)	(0.24)	(0.03)	(1.15)	9.88	7.50	14,549	1.24		1.79		5.17		30
Class B
Year ended 10/31/16	6.77	0.22	(0.25)	(0.03)	—	—	(0.21)	(0.21)	6.53	(0.37)	121	1.98	(e)	2.66	(e)	3.41	(e)	266
Year ended 10/31/15	8.48	0.35	(1.75)	(1.40)	—	—	(0.31)	(0.31)	6.77	(16.72)	296	1.99		2.64		4.71		50
Year ended 10/31/14	9.16	0.40	(0.78)	(0.38)	(0.05)	—	(0.25)	(0.30)	8.48	(4.17)	349	1.99		2.59		4.54		69
Year ended 10/31/13	9.87	0.41	(0.79)	(0.38)	(0.22)	—	(0.11)	(0.33)	9.16	(3.98)	570	1.99		2.52		4.21		31
Year ended 10/31/12	10.35	0.43	0.17	0.60	(0.81)	(0.24)	(0.03)	(1.08)	9.87	6.70	856	1.99		2.54		4.42		30
Class C
Year ended 10/31/16	6.77	0.22	(0.24)	(0.02)	—	—	(0.21)	(0.21)	6.54	(0.21)	1,195	1.98	(e)	2.66	(e)	3.41	(e)	266
Year ended 10/31/15	8.49	0.35	(1.75)	(1.40)	—	—	(0.32)	(0.32)	6.77	(16.82)	1,385	1.99		2.64		4.71		50
Year ended 10/31/14	9.17	0.40	(0.78)	(0.38)	(0.05)	—	(0.25)	(0.30)	8.49	(4.16)	2,244	1.99		2.59		4.54		69
Year ended 10/31/13	9.88	0.41	(0.79)	(0.38)	(0.22)	—	(0.11)	(0.33)	9.17	(3.97)	3,532	1.99		2.52		4.21		31
Year ended 10/31/12	10.36	0.43	0.17	0.60	(0.81)	(0.24)	(0.03)	(1.08)	9.88	6.70	3,938	1.99		2.54		4.42		30
Class R
Year ended 10/31/16	6.76	0.25	(0.24)	0.01	—	—	(0.24)	(0.24)	6.53	0.33	264	1.48	(e)	2.16	(e)	3.91	(e)	266
Year ended 10/31/15	8.48	0.39	(1.76)	(1.37)	—	—	(0.35)	(0.35)	6.76	(16.43)	363	1.49		2.14		5.21		50
Year ended 10/31/14	9.17	0.44	(0.78)	(0.34)	(0.06)	—	(0.29)	(0.35)	8.48	(3.79)	460	1.49		2.09		5.04		69
Year ended 10/31/13	9.87	0.46	(0.78)	(0.32)	(0.27)	—	(0.11)	(0.38)	9.17	(3.39)	776	1.49		2.02		4.71		31
Year ended 10/31/12	10.36	0.48	0.16	0.64	(0.86)	(0.24)	(0.03)	(1.13)	9.87	7.13	946	1.49		2.04		4.92		30
Class Y
Year ended 10/31/16	6.77	0.29	(0.25)	0.04	—	—	(0.28)	(0.28)	6.53	0.72	354	0.98	(e)	1.66	(e)	4.41	(e)	266
Year ended 10/31/15	8.49	0.45	(1.78)	(1.33)	—	—	(0.39)	(0.39)	6.77	(15.99)	304	0.99		1.64		5.71		50
Year ended 10/31/14	9.17	0.49	(0.78)	(0.29)	(0.06)	—	(0.33)	(0.39)	8.49	(3.20)	2,911	0.99		1.59		5.54		69
Year ended 10/31/13	9.88	0.51	(0.79)	(0.28)	(0.32)	—	(0.11)	(0.43)	9.17	(3.01)	1,529	0.99		1.52		5.21		31
Year ended 10/31/12	10.37	0.52	0.17	0.69	(0.91)	(0.24)	(0.03)	(1.18)	9.88	7.67	1,867	0.99		1.54		5.42		30
Class R5
Year ended 10/31/16	6.77	0.29	(0.25)	0.04	—	—	(0.28)	(0.28)	6.53	0.72	7	0.98	(e)	1.28	(e)	4.41	(e)	266
Year ended 10/31/15	8.48	0.45	(1.77)	(1.32)	—	—	(0.39)	(0.39)	6.77	(15.89)	7	0.99		1.34		5.71		50
Year ended 10/31/14	9.16	0.49	(0.78)	(0.29)	(0.06)	—	(0.33)	(0.39)	8.48	(3.20)	186	0.99		1.31		5.54		69
Year ended 10/31/13	9.87	0.51	(0.79)	(0.28)	(0.32)	—	(0.11)	(0.43)	9.16	(3.01)	291	0.99		1.36		5.21		31
Year ended 10/31/12	10.35	0.52	0.18	0.70	(0.91)	(0.24)	(0.03)	(1.18)	9.87	7.78	457	0.99		1.28		5.42		30
Class R6
Year ended 10/31/16	6.77	0.29	(0.25)	0.04	—	—	(0.28)	(0.28)	6.53	0.73	60,702	0.98	(e)	1.28	(e)	4.41	(e)	266
Year ended 10/31/15	8.48	0.43	(1.75)	(1.32)	—	—	(0.39)	(0.39)	6.77	(15.89)	37,373	0.99		1.33		5.71		50
Year ended 10/31/14	9.16	0.49	(0.78)	(0.29)	(0.06)	—	(0.33)	(0.39)	8.48	(3.21)	39,617	0.99		1.30		5.54		69
Year ended 10/31/13	9.87	0.50	(0.78)	(0.28)	(0.32)	—	(0.11)	(0.43)	9.16	(3.01)	33,125	0.99		1.29		5.21		31
Year ended 10/31/12(f)	9.83	0.06	0.01	0.07	(0.00)	—	(0.03)	(0.03)	9.87	0.66	30,375	0.99	(g)	1.26	(g)	5.42	(g)	30

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, which were less than $0.005 per share, for the fiscal year ended October 31, 2012.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $5,546, $200, $1,154, $291, $314, $7 and $53,595 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012 for Class R6 shares.
(g)	Annualized.

28                         Invesco Emerging Markets Flexible Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Invesco Emerging Markets Flexible Bond Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of the Invesco Emerging Markets Flexible Bond Fund and its subsidiary (the “Fund”) as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmation of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

29                         Invesco Emerging Markets Flexible Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,029.70	$6.28	$1,018.95	$6.24	1.23%
B	1,000.00	1,025.90	10.08	1,015.18	10.03	1.98
C	1,000.00	1,025.80	10.08	1,015.18	10.03	1.98
R	1,000.00	1,030.00	7.55	1,017.70	7.51	1.48
Y	1,000.00	1,031.00	5.00	1,020.21	4.98	0.98
R5	1,000.00	1,031.00	5.00	1,020.21	4.98	0.98
R6	1,000.00	1,032.60	5.01	1,020.21	4.98	0.98

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

30                         Invesco Emerging Markets Flexible Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Emerging Markets Flexible Bond Fund’s (the Fund) (formerly, Invesco Emerging Market Local Currency Debt Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board noted that the Fund had recently changed its name, investment strategy and index against which future performance will be compared. As a result, the Board did not consider past performance of the fund to be relevant. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees

The Board also noted that comparative information with respect to the Fund’s contractual management fee rate was provided by Broadridge, but with respect to the Fund’s performance universe under its prior investment strategy. The Board did not consider such comparative information to be relevant.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2018 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

31                         Invesco Emerging Markets Flexible Bond Fund

The Board compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board also noted how the Fund’s rate compared to the effective advisory fee of five off-shore funds advised by Invesco Advisers and its affiliates.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that Invesco Advisers and its subsidiaries did not make a profit from managing the Fund as a result of expense limitations. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

32                         Invesco Emerging Markets Flexible Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33                         Invesco Emerging Markets Flexible Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Emerging Markets Flexible Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Emerging Markets Flexible Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Emerging Markets Flexible Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Emerging Markets Flexible Bond Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	EMFB-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Emerging Markets Equity Fund
Nasdaq:
A: IEMAX ∎ C: IEMCX ∎ R: IEMRX ∎ Y: IEMYX ∎ R5: IEMIX ∎ R6: EMEFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Emerging Markets Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Emerging Markets Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Emerging Markets Equity Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the MSCI Emerging Markets Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.19%
Class C Shares	8.40
Class R Shares	8.77
Class Y Shares	9.49
Class R5 Shares	9.49
Class R6 Shares	9.33
MSCI EAFE Index ▼(Broad Market Index)	-3.23
MSCI Emerging Markets Index▼ (Style-Specific Index)	9.27
Lipper Emerging Market Funds Index∎ (Peer Group Index)	11.25
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The global economy continued to expand, albeit slowly, for the fiscal year. However, that growth became increasingly uneven across developed and emerging economies, amid continued volatility in oil prices and as the policies of central banks globally began to diverge.

An equity market rally in November 2015 was offset by negative performance in December, as a late-year crash in oil prices rattled the markets. Also in December, the US Federal Reserve (the Fed) followed through on its commitment to normalize monetary policy by raising interest rates – its first increase since 2006 – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing and negative interest rates.

Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China and falling oil prices. Markets recovered in late February and posted gains amid concerted central bank commitments to very loose monetary policy. As a result, the US dollar fell sharply against the euro and Japanese yen, a development that was largely supportive of oil and stock prices.

All major global stock indexes experienced steep declines again in June after UK voters opted to leave the European Union. Stocks in economically sensitive sectors, including energy and financials, were hardest hit, and investors flocked to the perceived safety of US Treasuries and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

After the initial shock of the UK vote, stocks made a strong recovery, regaining most of their losses as fears of a shock to consumer confidence never materialized. For the remainder of the reporting period, emerging markets outperformed as the Fed left interest rates unchanged and expectations for an interest rate increase were delayed again.

 The Fund stayed true to its process by emphasizing its quality orientation in stock selection. Our stock selection in the consumer discretionary, financials and information technology (IT) sectors made the largest contributions to the Fund’s results versus its style-specific benchmark. Holdings in the health care and industrials sectors detracted from Fund performance for the reporting period. In addition, the Fund’s lack of holdings in the energy sector hampered Fund performance.

 From a geographic perspective, stock selection in India, Hong Kong, China and Taiwan were the greatest contributors to the Fund’s performance relative to its style-specific benchmark. Conversely, stock selection in South Korea detracted from relative performance.

 The largest contributor to Fund performance was Taiwan Semiconductor Manufacturing Company. During the fiscal year, the company, a parts supplier to the iPhone 7, benefited from a broader rally in technology companies and record profits as demand for new iPhones fueled orders for its processor chips. Also within the Asia Pacific region was Tencent Holdings, which reported strong earnings and revenue growth contributing to Fund performance. In addition, Brazilian drugstore chain Raia Drogasil contributed to Fund performance due to better-than-expected earnings during the reporting period.

 Conversely, Kepco Plant Service & Engineering, an integrated electric utility company, was the largest individual detractor from Fund performance. Kepco’s stock was hurt by poor earnings and analyst downgrades. Also detracting from

Portfolio Composition
By sector	% of total net assets

Financials	27.8%
Information Technology	26.0
Consumer Discretionary	21.2
Consumer Staples	12.0
Industrials	8.8
Health Care	1.2
Utilities	1.1
Materials	0.5
Money Market Funds Plus Other Assets Less Liabilities	1.4

Top 10 Equity Holdings*
% of total net assets

1.	Taiwan Semiconductor Manufacturing Co. Ltd.	5.8%
2.	Tencent Holdings Ltd.	5.4
3.	Samsung Electronics Co., Ltd.	4.7
4.	Baidu, Inc.-ADR	3.3
5.	Sberbank of Russia PSJC-ADR	2.5
6.	PT Bank Rakyat Indonesia (Persero) Tbk	2.4
7.	BB Seguridade Participacoes S.A.	2.3
8.	AIA Group Ltd.	2.2
9.	Fomento Economico Mexicano, S.A.B. de C.V.-ADR	2.2
10.	PT Bank Negara Indonesia (Persero) Tbk	2.2

Total Net Assets	$29.2 million

Total Number of Holdings*	55

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

4                         Invesco Emerging Markets Equity Fund

Fund performance was Phoenix Healthcare Group, a Chinese private hospital company. The stock performed poorly after the announcement that a major shareholder was trimming his position and because investors worried about delays in the company’s acquisition of hospitals. We sold our position in Phoenix Healthcare during the reporting period. In addition, Korean food company Ottogi detracted from Fund performance as the company’s stock price declined due to disappointing earnings.

Relative to its style-specific benchmark, the Fund ended the reporting period with overweight positions in the consumer discretionary, consumer staples, financials, industrials and IT sectors, and underweight positions in the health care, materials and utilities sectors.

Geographically, the Fund maintained overweight positions in India, Indonesia, Mexico and Thailand throughout the reporting period. Conversely, the Fund maintained underweight positions in Malaysia and South Africa.

Following our mandate as a conservative cornerstone for our clients’ portfolios, our team continues to seek out attractive risk-return growth-value anomalies with a long-term perspective.

Thank you for your investment in Invesco Emerging Markets Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ingrid Baker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Emerging Markets

Equity Fund. She joined Invesco in 1999. Ms. Baker earned a BA in international politics from Oberlin College and an MBA from the IESE Business School in Barcelona, Spain.

Assisted by Invesco’s Global Core Equity Team

5                         Invesco Emerging Markets Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 5/31/11

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-

mance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

∎	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Emerging Markets Equity Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (5/31/11)	-6.40%
5 Years	-2.85
1 Year	3.18

Class C Shares
Inception (5/31/11)	-6.14%
5 Years	-2.47
1 Year	7.40

Class R Shares
Inception (5/31/11)	-5.69%
5 Years	2.01
1 Year	8.77

Class Y Shares
Inception (5/31/11)	-5.21%
5 Years	-1.50
1 Year	9.49

Class R5 Shares
Inception (5/31/11)	-5.21%
5 Years	-1.50
1 Year	9.49

Class R6 Shares
Inception	-5.27%
5 Years	-1.57
1 Year	9.33

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.55%, 2.30%, 1.80%, 1.30%, 1.30% and 1.30%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/31/11)	-6.21%
5 Years	-0.14
1 Year	10.69

Class C Shares
Inception (5/31/11)	-5.93%
5 Years	0.22
1 Year	15.04

Class R Shares
Inception (5/31/11)	-5.48%
5 Years	0.70
1 Year	16.53

Class Y Shares
Inception (5/31/11)	-5.00%
5 Years	1.22
1 Year	17.45

Class R5 Shares
Inception (5/31/11)	-5.00%
5 Years	1.22
1 Year	17.26

Class R6 Shares
Inception	-5.03%
5 Years	1.21
1 Year	17.42

2.59%, 3.34%, 2.84%, 2.34%, 1.99% and 1.99%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least March 31, 2017. See current prospectus for more information.

7                         Invesco Emerging Markets Equity Fund

Invesco Emerging Markets Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably.

Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

continued on page 6
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Emerging Markets Equity Fund

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–98.58%
Argentina–1.76%
Banco Macro S.A.–ADR	3,534	$269,397
Grupo Financiero Galicia S.A.–ADR	7,820	243,515
		512,912

Brazil–9.17%
BB Seguridade Participacoes S.A.	67,400	678,805
Cia Energética de Minas Gerais–Preference Shares	100,100	305,828
Grendene S.A.	94,800	582,836
MAHLE Metal Leve S.A.	67,100	465,311
Multiplus S.A.	23,900	324,134
Raia Drogasil S.A.	14,600	324,185
		2,681,099

China–20.10%
Baidu, Inc.–ADR(a)	5,518	975,914
Bank of China Ltd.–Class H	1,320,000	590,675
Industrial & Commercial Bank of China Ltd.–Class H	501,000	300,872
Ping An Insurance (Group) Co. of China Ltd.–Class H	114,500	604,578
Shenzhou International Group Holdings Ltd.	84,000	557,260
TAL Education Group–ADR(a)	7,847	639,060
Tencent Holdings Ltd.	59,900	1,586,157
Zhuzhou CRRC Times Electric Co., Ltd.–Class H	128,000	619,588
		5,874,104

Hong Kong–4.98%
AIA Group Ltd.	103,400	652,629
Man Wah Holdings Ltd.	563,200	373,992
Techtronic Industries Co. Ltd.	113,500	427,338
		1,453,959

India–11.80%
Asian Paints Ltd.	9,345	150,537
Axis Bank Ltd.	38,753	283,016
Britannia Industries Ltd.	6,132	305,305
Eicher Motors Ltd.	1,021	365,171
Emami Ltd.	14,837	267,457
HDFC Bank Ltd.	27,940	524,367
InterGlobe Aviation Ltd.–REGS(b)	31,721	445,723
Maruti Suzuki India Ltd.	6,135	541,672
Tata Consultancy Services Ltd.	15,770	564,643
		3,447,891

Indonesia–4.64%
PT Bank Negara Indonesia (Persero) Tbk	1,511,100	644,285
PT Bank Rakyat Indonesia (Persero) Tbk	764,300	713,139
		1,357,424

	Shares	Value
Malaysia–1.28%
My E.G. Services Bhd	646,200	$375,352

Mexico–5.93%
Banregio Grupo Financiero, S.A.B. de C.V.	59,700	391,291
Fomento Economico Mexicano, S.A.B. de C.V.–ADR	6,797	650,269
Grupo Financiero Inbursa, S.A.B. de C.V.–Class O	183,800	299,492
Wal-Mart de México, S.A.B. de C.V.–Series V	185,800	392,986
		1,734,038

Peru–1.27%
Credicorp Ltd.	2,496	371,105

Russia–3.99%
Sberbank of Russia PJSC–ADR	77,614	734,822
Yandex N.V.–Class A(a)	21,880	430,817
		1,165,639

South Africa–3.86%
Clicks Group Ltd.	32,342	301,040
Mr. Price Group Ltd.	37,521	427,778
Naspers Ltd.–Class N	2,376	398,244
		1,127,062

South Korea–13.99%
AMOREPACIFIC Group	3,802	491,964
Hanssem Co., Ltd.	4,117	637,595
KEPCO Plant Service & Engineering Co., Ltd.	11,550	554,388
LOEN Entertainment, Inc.(a)	4,859	286,330
Medy-Tox Inc.	1,006	357,798
Ottogi Corp.	676	388,895
Samsung Electronics Co., Ltd.	962	1,372,434
		4,089,404

Taiwan–10.96%
Eclat Textile Co., Ltd.	47,000	534,683
King Slide Works Co., Ltd.	48,000	587,993
President Chain Store Corp.	53,000	396,362
Taiwan Semiconductor Manufacturing Co. Ltd.	282,000	1,684,476
		3,203,514

Thailand–4.85%
Delta Electronics (Thailand) PCL	265,500	594,969
Kasikornbank PCL	94,700	464,201
Thanachart Capital PCL	316,800	357,225
		1,416,395
Total Common Stocks & Other Equity Interests (Cost $26,766,132)		28,809,898

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Emerging Markets Equity Fund

	Shares	Value
Money Market Funds–1.46%
Government & Agency Portfolio–Institutional Class, 0.29%(c)	256,451	$256,451
Treasury Portfolio–Institutional Class, 0.22%(c)	170,968	170,968
Total Money Market Funds (Cost $427,419)		427,419
TOTAL INVESTMENTS–100.04% (Cost $27,193,551)		29,237,317
OTHER ASSETS LESS LIABILITIES–(0.04)%		(11,365)
NET ASSETS–100.00%		$29,225,952

Investment Abbreviations:

ADR	– American Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2016 represented 1.53% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Emerging Markets Equity Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $26,766,132)	$28,809,898
Investments in affiliated money market funds, at value and cost	427,419
Total investments, at value (Cost $27,193,551)	29,237,317
Foreign currencies, at value (Cost $19,680)	19,736
Receivable for:
Fund shares sold	86,546
Dividends	18,866
Investment for trustee deferred compensation and retirement plans	17,759
Other assets	20,180
Total assets	29,400,404

Liabilities:
Payable for:
Fund shares reacquired	19,926
Accrued foreign taxes	57,380
Accrued fees to affiliates	19,295
Accrued trustees’ and officers’ fees and benefits	1,526
Accrued other operating expenses	57,753
Trustee deferred compensation and retirement plans	18,572
Total liabilities	174,452
Net assets applicable to shares outstanding	$29,225,952

Net assets consist of:
Shares of beneficial interest	$33,051,227
Undistributed net investment income	32,215
Undistributed net realized gain (loss)	(5,901,049)
Net unrealized appreciation	2,043,559
$29,225,952

Net Assets:
Class A	$11,855,269
Class C	$3,149,030
Class R	$1,263,083
Class Y	$4,857,846
Class R5	$1,496,643
Class R6	$6,604,081

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	1,663,885
Class C	451,894
Class R	178,750
Class Y	679,661
Class R5	209,350
Class R6	923,084
Class A:
Net asset value per share	$7.13
Maximum offering price per share
(Net asset value of $7.13 ÷ 94.50%)	$7.54
Class C:
Net asset value and offering price per share	$6.97
Class R:
Net asset value and offering price per share	$7.07
Class Y:
Net asset value and offering price per share	$7.15
Class R5:
Net asset value and offering price per share	$7.15
Class R6:
Net asset value and offering price per share	$7.15

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Emerging Markets Equity Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $54,125)	$533,382
Dividends from affiliated money market funds	1,102
Total investment income	534,484

Expenses:
Advisory fees	250,760
Administrative services fees	50,000
Custodian fees	41,474
Distribution fees:
Class A	27,524
Class C	28,117
Class R	6,252
Transfer agent fees — A, C, R and Y	66,971
Transfer agent fees — R5	20
Transfer agent fees — R6	91
Trustees’ and officers’ fees and benefits	19,254
Registration and filing fees	71,129
Reports to shareholders	19,120
Professional services fees	63,541
Other	17,606
Total expenses	661,859
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(222,285)
Net expenses	439,574
Net investment income	94,910

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $9,441)	(174,611)
Foreign currencies	(50,565)
(225,176)
Change in net unrealized appreciation of:
Investment securities (net of foreign taxes of $57,864)	2,613,749
Foreign currencies	2,953
2,616,702
Net realized and unrealized gain	2,391,526
Net increase in net assets resulting from operations	$2,486,436

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Emerging Markets Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$94,910	$72,645
Net realized gain (loss)	(225,176)	(3,148,831)
Change in net unrealized appreciation (depreciation)	2,616,702	(705,812)
Net increase (decrease) in net assets resulting from operations	2,486,436	(3,781,998)

Distributions to shareholders from net investment income:
Class A	—	(44,461)
Class R	—	(2,660)
Class Y	—	(24,019)
Class R5	—	(6,406)
Class R6	—	(59,556)
Total distributions from net investment income	—	(137,102)

Share transactions–net:
Class A	308,968	1,351,218
Class C	325,234	163,778
Class R	(42,617)	35,294
Class Y	886,210	854,056
Class R5	477,784	141,935
Class R6	(1,154,945)	183,789
Net increase in net assets resulting from share transactions	800,634	2,730,070
Net increase (decrease) in net assets	3,287,070	(1,189,030)

Net assets:
Beginning of year	25,938,882	27,127,912
End of year (includes undistributed net investment income of $32,215 and $(16,270), respectively)	$29,225,952	$25,938,882

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Emerging Markets Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

13                         Invesco Emerging Markets Equity Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

14                         Invesco Emerging Markets Equity Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15                         Invesco Emerging Markets Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785
Over $10 billion	0.76%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective April 1, 2016, the Adviser has contractually agreed, through at least March 31, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.54%, 2.29%, 1.79%, 1.29%, 1.29% and 1.29%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to April 1, 2016, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.85%, 2.60%, 2.10%, 1.60%, 1.60% and 1.60%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on March 31, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $155,203 and reimbursed class level expenses of $38,504, $9,833, $4,373, $13,715, $20 and $91 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $6,037 in front-end sales commissions from the sale of Class A shares and $1,274 and $392 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco Emerging Markets Equity Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2016, there were transfers from Level 1 to Level 2 of $464,201 and from Level 2 to Level 1 of $7,584,483, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Argentina	$512,912	$—	$—	$512,912
Brazil	2,681,099	—	—	2,681,099
China	2,776,812	3,097,292	—	5,874,104
Hong Kong	1,453,959	—	—	1,453,959
India	2,777,415	670,476	—	3,447,891
Indonesia	—	1,357,424	—	1,357,424
Malaysia	—	375,352	—	375,352
Mexico	1,734,038	—	—	1,734,038
Peru	371,105	—	—	371,105
Russia	430,817	734,822	—	1,165,639
South Africa	1,127,062	—	—	1,127,062
South Korea	2,079,375	2,010,029	—	4,089,404
Taiwan	2,615,521	587,993	—	3,203,514
Thailand	952,194	464,201	—	1,416,395
Money Market Funds	427,419	—	—	427,419
Total Investments	$19,939,728	$9,297,589	$—	$29,237,317
NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $546.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

17                         Invesco Emerging Markets Equity Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$—	$137,102

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$50,217
Net unrealized appreciation — investments	1,983,678
Net unrealized appreciation (depreciation) — other investments	(208)
Temporary book/tax differences	(18,003)
Capital loss carryforward	(5,840,959)
Shares of beneficial interest	33,051,227
Total net assets	$29,225,952

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$4,287,273	$1,553,686	$5,840,959

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $13,507,221 and $12,546,752, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$4,243,529
Aggregate unrealized (depreciation) of investment securities	(2,259,851)
Net unrealized appreciation of investment securities	$1,983,678

Cost of investments for tax purposes is $27,253,639.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2016, undistributed net investment income was decreased by $46,425, undistributed net realized gain (loss) was increased by $46,529 and shares of beneficial interest was decreased by $104. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Emerging Markets Equity Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	568,397	$3,728,060	1,104,682	$7,871,597
Class C	213,062	1,353,474	141,652	995,838
Class R	52,852	338,812	69,316	486,729
Class Y	176,392	1,205,752	134,043	961,871
Class R5	76,169	491,379	27,217	210,117
Class R6	98,907	603,936	115,002	814,045

Issued as reinvestment of dividends:
Class A	—	—	6,447	44,096
Class R	—	—	387	2,645
Class Y	—	—	3,508	23,965
Class R5	—	—	918	6,282
Class R6	—	—	8,707	59,556

Reacquired:
Class A	(516,029)	(3,419,092)	(904,652)	(6,564,475)
Class C	(161,069)	(1,028,240)	(118,737)	(832,060)
Class R	(56,971)	(381,429)	(64,467)	(454,080)
Class Y	(49,137)	(319,542)	(19,136)	(131,780)
Class R5	(2,300)	(13,595)	(10,622)	(74,464)
Class R6	(272,981)	(1,758,881)	(94,195)	(689,812)
Net increase in share activity	127,292	$800,634	400,070	$2,730,070

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 28% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 29% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

19                         Invesco Emerging Markets Equity Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/16	$6.53	$0.02	$0.58	$0.60	$—	$—	$—	$7.13	9.19%	$11,855	1.66	%(d)	2.59	%(d)	0.33	%(d)	47%
Year ended 10/31/15	7.58	0.02	(1.04)	(1.02)	(0.03)	—	(0.03)	6.53	(13.45)	10,516	1.85		2.58		0.23		97
Year ended 10/31/14	7.61	0.06	(0.03)	0.03	(0.06)	—	(0.06)	7.58	0.44	10,654	1.85		2.57		0.74		94
Year ended 10/31/13	7.61	0.05	0.03	0.08	(0.08)	—	(0.08)	7.61	1.06	15,284	1.85		2.75		0.68		41
Year ended 10/31/12	8.07	0.11	(0.47)	(0.36)	(0.07)	(0.03)	(0.10)	7.61	(4.51)	10,187	1.85		3.44		1.36		34
Class C
Year ended 10/31/16	6.43	(0.03)	0.57	0.54	—	—	—	6.97	8.40	3,149	2.41	(d)	3.34	(d)	(0.42	)(d)	47
Year ended 10/31/15	7.49	(0.04)	(1.02)	(1.06)	—	—	—	6.43	(14.15)	2,572	2.60		3.33		(0.52)		97
Year ended 10/31/14	7.55	—	(0.03)	(0.03)	(0.03)	—	(0.03)	7.49	(0.40)	2,825	2.60		3.32		(0.01)		94
Year ended 10/31/13	7.55	(0.01)	0.04	0.03	(0.03)	—	(0.03)	7.55	0.40	2,191	2.60		3.50		(0.07)		41
Year ended 10/31/12	8.05	0.04	(0.47)	(0.43)	(0.04)	(0.03)	(0.07)	7.55	(5.28)	1,150	2.60		4.19		0.61		34
Class R
Year ended 10/31/16	6.50	0.01	0.56	0.57	—	—	—	7.07	8.77	1,263	1.91	(d)	2.84	(d)	0.08	(d)	47
Year ended 10/31/15	7.55	(0.00)	(1.03)	(1.03)	(0.02)	—	(0.02)	6.50	(13.71)	1,188	2.10		2.83		(0.02)		97
Year ended 10/31/14	7.59	0.04	(0.03)	0.01	(0.05)	—	(0.05)	7.55	0.17	1,341	2.10		2.82		0.49		94
Year ended 10/31/13	7.58	0.03	0.04	0.07	(0.06)	—	(0.06)	7.59	0.97	739	2.10		3.00		0.43		41
Year ended 10/31/12	8.06	0.08	(0.47)	(0.39)	(0.06)	(0.03)	(0.09)	7.58	(4.86)	76	2.10		3.69		1.11		34
Class Y
Year ended 10/31/16	6.53	0.04	0.58	0.62	—	—	—	7.15	9.49	4,858	1.41	(d)	2.34	(d)	0.58	(d)	47
Year ended 10/31/15	7.59	0.03	(1.04)	(1.01)	(0.05)	—	(0.05)	6.53	(13.28)	3,607	1.60		2.33		0.48		97
Year ended 10/31/14	7.62	0.08	(0.04)	0.04	(0.07)	—	(0.07)	7.59	0.60	3,295	1.60		2.32		0.99		94
Year ended 10/31/13	7.61	0.07	0.04	0.11	(0.10)	—	(0.10)	7.62	1.42	442	1.60		2.50		0.93		41
Year ended 10/31/12	8.07	0.12	(0.47)	(0.35)	(0.08)	(0.03)	(0.11)	7.61	(4.31)	281	1.60		3.19		1.61		34
Class R5
Year ended 10/31/16	6.53	0.04	0.58	0.62	—	—	—	7.15	9.49	1,497	1.41	(d)	1.99	(d)	0.58	(d)	47
Year ended 10/31/15	7.60	0.03	(1.05)	(1.02)	(0.05)	—	(0.05)	6.53	(13.40)	885	1.60		1.98		0.48		97
Year ended 10/31/14	7.62	0.07	(0.02)	0.05	(0.07)	—	(0.07)	7.60	0.74	896	1.60		2.02		0.99		94
Year ended 10/31/13	7.61	0.07	0.04	0.11	(0.10)	—	(0.10)	7.62	1.42	366	1.60		2.26		0.93		41
Year ended 10/31/12	8.07	0.12	(0.47)	(0.35)	(0.08)	(0.03)	(0.11)	7.61	(4.31)	118	1.60		2.90		1.61		34
Class R6
Year ended 10/31/16	6.54	0.04	0.57	0.61	—	—	—	7.15	9.33	6,604	1.41	(d)	1.99	(d)	0.58	(d)	47
Year ended 10/31/15	7.60	0.03	(1.04)	(1.01)	(0.05)	—	(0.05)	6.54	(13.26)	7,171	1.60		1.98		0.48		97
Year ended 10/31/14	7.62	0.07	(0.02)	0.05	(0.07)	—	(0.07)	7.60	0.73	8,116	1.60		2.00		0.99		94
Year ended 10/31/13	7.62	0.07	0.03	0.10	(0.10)	—	(0.10)	7.62	1.28	8,619	1.60		2.21		0.93		41
Year ended 10/31/12(e)	7.85	0.01	(0.24)	(0.23)	—	—	—	7.62	(2.93)	7,488	1.60	(f)	1.79	(f)	1.61	(f)	34

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $11,010, $2,812, $1,250, $3,922, $1,142 and $6,685 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 24, 2012 for Class R6 shares.
(f)	Annualized.

NOTE 12—Subsequent Event

Effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in Note 2) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively, of the Fund’s average daily net assets.

20                         Invesco Emerging Markets Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Invesco Emerging Markets Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Emerging Markets Equity Fund (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

21                         Invesco Emerging Markets Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (10/31/16)	Expenses Paid During Period[2,4]
Class A	$1,000.00	$1,107.10	$8.16	$1,017.39	$7.81	1.54%
Class C	1,000.00	1,102.80	12.10	1,013.62	11.59	2.29
Class R	1,000.00	1,104.70	9.47	1,016.14	9.07	1.79
Class Y	1,000.00	1,108.50	6.84	1,018.65	6.55	1.29
Class R5	1,000.00	1,108.50	6.84	1,018.65	6.55	1.29
Class R6	1,000.00	1,106.80	6.83	1,018.65	6.55	1.29

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective January 1, 2017, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.08%, 1.58%, 1.08%, 1.08%, and 1.08% of average daily net assets, respectively. The annualized ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $7.04, $10.99, $8.36, $5.72, $5.72 and $5.72 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $6.75, $10.53, $8.01, $5.48, $5.48 and $5.48 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

22                         Invesco Emerging Markets Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Emerging Markets Equity Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that the Fund recently began operations and that comparative performance data for only the past four calendar years was available. The Board compared the Fund’s performance during the past four calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Markets Funds Index. The Board noted that the Fund’s performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and in the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year

23                         Invesco Emerging Markets Equity Fund

period and below the performance of the Index for the three year period. Invesco Advisers noted that a new co-chief investment officer had been added to the portfolio management team. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least March 31, 2017 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was above the rate of one mutual fund. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that Invesco Advisers and its affiliates did not make a profit from managing the Fund as a result of fee and expense waivers. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

24                         Invesco Emerging Markets Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Emerging Markets Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Emerging Markets Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Emerging Markets Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Emerging Markets Equity Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	EME-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Endeavor Fund
Nasdaq:
A: ATDAX ∎ B: ATDBX ∎ C: ATDCX ∎ R: ATDRX ∎ Y: ATDYX ∎ R5: ATDIX ∎ R6: ATDFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Endeavor Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Endeavor Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Endeavor Fund (the Fund), at net asset value (NAV), underperformed the Russell Midcap Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.08%
Class B Shares	1.28
Class C Shares	1.27
Class R Shares	1.78
Class Y Shares	2.37
Class R5 Shares	2.49
Class R6 Shares	2.59
S&P 500 Index▼ (Broad Market Index)	4.51
Russell Midcap Index▼ (Style-Specific Index)	4.17
Lipper Mid-Cap Core Funds Index∎ (Peer Group Index)	3.91
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

During the fiscal year ended October 31, 2016, the US economy continued to expand. The initial estimate of US gross domestic product (GDP) showed the US economy grew by 2.9% in the third quarter, beating consensus estimates.1 However, annualized GDP is expected to be lower. Employment data were mixed, though the unemployment rate had a surprise uptick from 4.9% in August to 5.0% in September before ending the fiscal year at 4.9%.2 Oil prices traded in a range from the high $20s to the low $50s during the reporting period.3

    The US Federal Reserve (the Fed) raised interest rates in December 2015 – its first increase since 2006 – but that was its only increase during the reporting period. Major US stock market indexes posted gains for the reporting period, but they were fairly volatile. Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over Fed policy, including rumors of possible negative interest rates in the US. Markets recovered in late February and posted gains until June when UK voters opted to leave the European Union, sending markets sharply lower once again. Markets again recovered, and major US equity indexes hit record highs during the summer.4 In this environment, investors generally favored the perceived safety of government bonds and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

    Before we discuss the Fund’s results during the fiscal year, it is helpful to briefly explain how we manage the Fund for shareholders. We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on its future free cash flows.

    Our investment approach focuses on individual businesses rather than market sectors. Therefore, your Fund has little in common with sector weightings of the Fund’s indexes. Select industrials and consumer discretionary stocks were among the largest contributors to Fund performance for the reporting period. Select holdings in the financials and energy sectors were among the largest detractors. Our avoidance of holdings within the utilities and consumer staples sectors also hurt the Fund’s relative performance as these were the best-performing sectors in the Russell Midcap Index for the fiscal year.

    Industrials sector holding Orion Group Holdings was the largest contributor to absolute Fund performance during the fiscal year. Orion Marine Group provides a broad range of construction and specialty services both on- and offshore in the continental US, Alaska, Canada and the Caribbean Basin through its heavy civil marine construction and its commercial concrete construction segments. Shares of the company rose after management reported better-than-expected financial results and the company’s business outlook improved.

    Consumer discretionary holding Capella Education was also a large contributor to the Fund’s absolute performance. Capella Education is a for-profit education company targeting the online adult learning market. The company is well-positioned to compete in a highly competitive market due to its high-quality offerings and focus on the graduate degree niche. Capella Education’s competency-based education model (which aims to better prepare students for the

Portfolio Composition
By sector	% of total net assets

Financials	20.8%
Industrials	20.6
Information Technology	15.5
Consumer Discretionary	8.9
Health Care	7.7
Energy	6.3
Real Estate	5.6
Money Market Funds Plus Other Assets Less Liabilities	14.6

Top 10 Equity Holdings*
% of total net assets

1.	Brookfield Property Partners L.P.	5.6%
2.	Encore Capital Group, Inc.	5.3
3.	Orion Group Holdings, Inc.	5.2
4.	Cognizant Technology Solutions Corp.–Class A	4.8
5.	Oaktree Capital Group LLC	4.2
6.	Bank of America Corp.	3.6
7.	Ryanair Holdings PLC-ADR	3.5
8.	Titan Machinery, Inc.	3.4
9.	Deere & Co.	3.4
10.	Echo Global Logistics, Inc.	3.1

Total Net Assets	$256.8 million

Total Number of Holdings*	27

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

4                         Invesco Endeavor Fund

real world) and new Flexpath programs (which offers students flexibility and the potential to reduce overall costs) are meaningful differentiators. The company’s share price rose during the fiscal year due to strong financial results, and we sold some of our position before the close of the reporting period.

    Financials sector holding Encore Capital Group was the largest detractor from Fund performance for the fiscal year. Encore Capital Group is a leading global provider of debt recovery services. The company purchases portfolios of defaulted credit and seeks repayment that amounts to multiple the amounts of its acquisition costs. As one of the largest companies in the space, Encore Capital Group has established the scale and infrastructure to meet heavy regulatory requirements, a key competitive advantage. The company’s share price declined during the fiscal year due to industry uncertainty and a changing regulatory environment.

    Energy sector holding Ultra Petroleum was also a large detractor from the Fund’s absolute performance. Ultra Petroleum is a low-cost natural gas producer in the US. The company’s share price declined during the reporting period due to increased balance sheet risk that resulted from low commodity prices that occurred throughout 2015 and in early 2016. Ultra Petroleum filed for bankruptcy protection in May 2016 and we subsequently sold our position in the company.

    During the fiscal year, we made some new investments and added to some of our existing holdings. We also sold several holdings based on valuations and other factors. The Fund’s cash position is a result of our disciplined approach, which compels us to trim and sell holdings when their stock prices reach or exceed our estimation of intrinsic value, as well as only buy new businesses when we can purchase shares at a meaningful discount to our estimation of intrinsic value. We believe any portfolio cash provides us with the opportunity to invest in attractive opportunities as they present themselves.

    In a market often driven by short-term factors, we continued to focus on finding quality businesses trading at attractive values relative to what we believe are their long-term prospects. Market volatility during the reporting period allowed us to take advantage of investment opportunities we believe may benefit the Fund in the long term.

    While we can never predict future Fund performance, we pledge that we will adhere to our discipline of being business people who buy businesses – and we will continually strive to upgrade the quality of the Fund’s portfolio.

    As always, we thank you for your investment in Invesco Endeavor Fund and for sharing our long-term investment perspective.

1 Source: Bureau of Economic Analysis

2 Source: Bureau of Labor Statistics

3 Source: Thompson-Reuters

4 Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Uptigrove Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Endeavor Fund. He joined
Invesco in 2005. Mr. Uptigrove earned a BA from the University of Western Ontario and an MBA from the Richard Ivey School of Business.

Clayton Zacharias Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Endeavor Fund. He joined
Invesco in 2002. Mr. Zacharias earned a BBA from Simon Fraser University.

5                         Invesco Endeavor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/06

1 Source:	FactSet Research Systems Inc.
2 Source:	Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Endeavor Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	8.15%
10 Years	5.84
5 Years	7.75
1 Year	-3.52

Class B Shares
Inception (11/4/03)	8.14%
10 Years	5.80
5 Years	7.88
1 Year	-3.08

Class C Shares
Inception (11/4/03)	7.83%
10 Years	5.64
5 Years	8.16
1 Year	0.40

Class R Shares
Inception (4/30/04)	7.98%
10 Years	6.17
5 Years	8.71
1 Year	1.78

Class Y Shares
10 Years	6.66%
5 Years	9.25
1 Year	2.37

Class R5 Shares
Inception (4/30/04)	8.75%
10 Years	6.94
5 Years	9.41
1 Year	2.49

Class R6 Shares
10 Years	6.64%
5 Years	9.40
1 Year	2.59

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	8.28%
10 Years	6.57
5 Years	10.20
1 Year	-1.04

Class B Shares
Inception (11/4/03)	8.26%
10 Years	6.53
5 Years	10.35
1 Year	-0.54

Class C Shares
Inception (11/4/03)	7.96%
10 Years	6.38
5 Years	10.63
1 Year	3.03

Class R Shares
Inception (4/30/04)	8.11%
10 Years	6.91
5 Years	11.17
1 Year	4.41

Class Y Shares
10 Years	7.40%
5 Years	11.74
1 Year	4.95

Class R5 Shares
Inception (4/30/04)	8.88%
10 Years	7.68
5 Years	11.89
1 Year	5.11

Class R6 Shares
10 Years	7.38%
5 Years	11.87
1 Year	5.21

principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.29%, 2.04%, 2.04%,

1.54%, 1.04%, 0.92% and 0.83%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.32%, 2.07%, 2.07%, 1.57%, 1.07%, 0.95% and 0.86%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

7                         Invesco Endeavor Fund

Invesco Endeavor Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Cash/cash equivalents risk. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The

Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Endeavor Fund

Schedule of Investments(a)

October 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–85.39%
Agricultural & Farm Machinery–3.38%
Deere & Co.	98,359	$8,685,100

Air Freight & Logistics–3.08%
Echo Global Logistics, Inc.(b)	373,296	7,913,875

Airlines–3.46%
Ryanair Holdings PLC–ADR (Ireland)(b)	118,205	8,876,013

Apparel Retail–2.86%
Ross Stores, Inc.	117,258	7,333,315

Asset Management & Custody Banks–7.29%
Affiliated Managers Group, Inc.(b)	59,494	7,892,474
Oaktree Capital Group LLC	260,639	10,842,582
		18,735,056

Automotive Retail–3.01%
CarMax, Inc.(b)	154,626	7,722,022

Communications Equipment–2.83%
Plantronics, Inc.	140,664	7,273,735

Construction & Engineering–5.17%
Orion Group Holdings, Inc.(b)(c)	1,644,823	13,290,170

Consumer Finance–5.28%
Encore Capital Group, Inc.(b)	682,722	13,552,032

Data Processing & Outsourced Services–2.57%
Alliance Data Systems Corp.(b)	32,253	6,594,771

Diversified Banks–3.57%
Bank of America Corp.	555,902	9,172,383

Education Services–2.99%
Capella Education Co.	105,075	7,680,983

Health Care Distributors–2.07%
McKesson Corp.	41,851	5,322,192

Health Care Equipment–2.54%
Zimmer Biomet Holdings, Inc.	61,893	6,523,522

Integrated Oil & Gas–2.96%
Cenovus Energy Inc. (Canada)	527,548	7,610,851

	Shares	Value
IT Consulting & Other Services–4.84%
Cognizant Technology Solutions Corp.–Class A(b)	242,213	$12,437,638

Life & Health Insurance–2.92%
Unum Group	211,579	7,489,897

Managed Health Care–3.06%
UnitedHealth Group Inc.	55,522	7,846,924

Multi-Line Insurance–1.74%
Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	226,500	4,468,068

Oil & Gas Equipment & Services–0.75%
Newalta Corp. (Canada)	1,135,958	1,922,553

Oil & Gas Exploration & Production–2.63%
Devon Energy Corp.	178,152	6,750,179

Real Estate Operating Companies–5.60%
Brookfield Property Partners L.P.	647,836	14,369,003

Systems Software–2.98%
Check Point Software Technologies Ltd. (Israel)(b)	90,586	7,659,952

Technology Distributors–2.28%
CDW Corp.	130,528	5,862,012

Trading Companies & Distributors–5.53%
Grafton Group PLC (United Kingdom)(d)	900,893	5,482,797
Titan Machinery, Inc.(b)	938,725	8,720,755
		14,203,552
Total Common Stocks & Other Equity Interests (Cost $210,507,401)		219,295,798

Money Market Funds–16.36%
Government & Agency Portfolio–Institutional Class, 0.29%(e)	25,203,204	25,203,204
Treasury Portfolio–Institutional Class, 0.22%(e)	16,802,136	16,802,136
Total Money Market Funds (Cost $42,005,340)		42,005,340
TOTAL INVESTMENTS–101.75% (Cost $252,512,741)		261,301,138
OTHER ASSETS LESS LIABILITIES–(1.75)%		(4,485,202)
NET ASSETS–100.00%		$256,815,936

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of October 31, 2016 represented 5.17% of the Fund’s Net Assets. See Note 4.
(d)	Each unit represents one ordinary share, seventeen Class A shares and one Class C share.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Endeavor Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $199,640,809)	$206,005,628
Investments in affiliates, at value (Cost $52,871,932)	55,295,510
Total investments, at value (Cost $252,512,741)	261,301,138
Foreign currencies, at value (Cost $180)	182
Receivable for:
Investments sold	1,797,028
Fund shares sold	148,666
Dividends	248,193
Investment for trustee deferred compensation and retirement plans	61,783
Other assets	43,310
Total assets	263,600,300

Liabilities:
Payable for:
Investments purchased	5,075,562
Fund shares reacquired	1,401,773
Accrued fees to affiliates	180,026
Accrued trustees’ and officers’ fees and benefits	1,706
Accrued other operating expenses	54,355
Trustee deferred compensation and retirement plans	70,942
Total liabilities	6,784,364
Net assets applicable to shares outstanding	$256,815,936

Net assets consist of:
Shares of beneficial interest	$240,664,410
Undistributed net investment income (loss)	(173,954)
Undistributed net realized gain	7,554,510
Net unrealized appreciation	8,770,970
$256,815,936

Net Assets:
Class A	$115,588,100
Class B	$1,126,530
Class C	$30,857,470
Class R	$17,468,874
Class Y	$19,937,945
Class R5	$21,192,494
Class R6	$50,644,523

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	6,725,864
Class B	73,869
Class C	2,021,766
Class R	1,051,007
Class Y	1,132,445
Class R5	1,173,623
Class R6	2,794,016
Class A:
Net asset value per share	$17.19
Maximum offering price per share
(Net asset value of $17.19 ÷ 94.50%)	$18.19
Class B:
Net asset value and offering price per share	$15.25
Class C:
Net asset value and offering price per share	$15.26
Class R:
Net asset value and offering price per share	$16.62
Class Y:
Net asset value and offering price per share	$17.61
Class R5:
Net asset value and offering price per share	$18.06
Class R6:
Net asset value and offering price per share	$18.13

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Endeavor Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $56,039)	$3,473,161
Dividends from affiliates	123,881
Total investment income	3,597,042

Expenses:
Advisory fees	2,196,320
Administrative services fees	98,018
Custodian fees	15,049
Distribution fees:
Class A	311,502
Class B	15,446
Class C	351,329
Class R	104,692
Transfer agent fees — A, B, C, R and Y	515,191
Transfer agent fees — R5	25,742
Transfer agent fees — R6	4,331
Trustees’ and officers’ fees and benefits	25,842
Registration and filing fees	90,536
Reports to shareholders	43,310
Professional services fees	57,490
Other	23,844
Total expenses	3,878,642
Less: Fees waived and expense offset arrangement(s)	(58,914)
Net expenses	3,819,728
Net investment income (loss)	(222,686)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	7,963,342
Foreign currencies	(12,086)
7,951,256
Change in net unrealized appreciation (depreciation) of:
Investment securities	(9,949,963)
Foreign currencies	2,034
(9,947,929)
Net realized and unrealized gain (loss)	(1,996,673)
Net increase (decrease) in net assets resulting from operations	$(2,219,359)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Endeavor Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income (loss)	$(222,686)	$79,190
Net realized gain	7,951,256	44,320,413
Change in net unrealized appreciation (depreciation)	(9,947,929)	(68,639,695)
Net increase (decrease) in net assets resulting from operations	(2,219,359)	(24,240,092)

Distributions to shareholders from net realized gains:
Class A	(16,953,146)	(16,971,372)
Class B	(267,843)	(453,713)
Class C	(5,458,567)	(5,169,171)
Class R	(3,009,806)	(3,063,577)
Class Y	(4,208,147)	(6,396,326)
Class R5	(3,853,359)	(4,210,075)
Class R6	(10,628,285)	(8,572,104)
Total distributions from net realized gains	(44,379,153)	(44,836,338)

Share transactions–net:
Class A	(16,330,124)	(18,245,220)
Class B	(752,329)	(2,074,219)
Class C	(6,649,697)	(2,285,842)
Class R	(4,522,551)	(5,006,283)
Class Y	(15,501,361)	(22,528,058)
Class R5	(9,049,506)	(9,336,329)
Class R6	(26,818,592)	4,570,049
Net increase (decrease) in net assets resulting from share transactions	(79,624,160)	(54,905,902)
Net increase (decrease) in net assets	(126,222,672)	(123,982,332)

Net assets:
Beginning of year	383,038,608	507,020,940
End of year (includes undistributed net investment income (loss) of $(173,954) and $12,384, respectively)	$256,815,936	$383,038,608

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Endeavor Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a

12                         Invesco Endeavor Fund

particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets,

13                         Invesco Endeavor Fund

the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

14                         Invesco Endeavor Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $56,643.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $25,526 in front-end sales commissions from the sale of Class A shares and $622, $573 and $2,503 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

15                         Invesco Endeavor Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2016, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended October 31, 2016.

	Value 10/31/2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 10/31/2016	Dividend Income
Orion Group Holdings, Inc.	$10,999,464	$604,141	$(9,253,740)	$15,102,077	$(4,161,772)	$13,290,170	$—

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,271.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

16                         Invesco Endeavor Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$8,302,567	$3,648,252
Long-term capital gain	36,076,586	41,188,086
Total distributions	$44,379,153	$44,836,338

Tax Components of Net Assets at Period-End:

2016
Undistributed long-term gain	$8,944,569
Net unrealized appreciation — investments	7,818,841
Net unrealized appreciation (depreciation) — other investments	(17,427)
Temporary book/tax differences	(594,457)
Shares of beneficial interest	240,664,410
Total net assets	$256,815,936

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and partnership adjustments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2016.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $72,084,690 and $184,183,052, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$46,131,109
Aggregate unrealized (depreciation) of investment securities	(38,312,268)
Net unrealized appreciation of investment securities	$7,818,841

Cost of investments for tax purposes is $253,482,297.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships and foreign currency transactions, on October 31, 2016, undistributed net investment income (loss) was increased by $36,348 and undistributed net realized gain was decreased by $36,348. This reclassification had no effect on the net assets of the Fund.

17                         Invesco Endeavor Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	860,186	$14,340,623	1,272,962	$26,412,566
Class B	2,418	36,076	9,544	186,297
Class C	178,482	2,641,468	314,817	5,940,578
Class R	207,312	3,306,725	373,372	7,499,961
Class Y	343,957	5,943,184	845,439	17,788,622
Class R5	202,044	3,521,471	447,301	9,680,718
Class R6	336,427	6,002,904	466,434	9,759,478

Issued as reinvestment of dividends:
Class A	1,016,193	16,015,191	804,187	15,947,033
Class B	18,509	260,602	23,396	423,933
Class C	365,900	5,155,537	269,529	4,886,566
Class R	196,832	3,007,596	158,224	3,061,643
Class Y	197,663	3,184,354	248,068	5,001,049
Class R5	229,868	3,792,828	177,190	3,644,799
Class R6	642,192	10,628,285	416,122	8,572,104

Automatic conversion of Class B shares to Class A shares:
Class A	41,420	690,224	86,498	1,786,311
Class B	(46,444)	(690,224)	(94,907)	(1,786,311)

Reacquired:
Class A	(2,835,913)	(47,376,162)	(3,041,053)	(62,391,130)
Class B	(23,972)	(358,783)	(47,852)	(898,138)
Class C	(973,922)	(14,446,702)	(703,371)	(13,112,986)
Class R	(676,277)	(10,836,872)	(777,312)	(15,567,887)
Class Y	(1,464,934)	(24,628,899)	(2,176,314)	(45,317,729)
Class R5	(944,280)	(16,363,805)	(1,054,881)	(22,661,846)
Class R6(b)	(2,719,196)	(43,449,781)	(647,593)	(13,761,533)
Net increase (decrease) in share activity	(4,845,535)	$(79,624,160)	(2,630,200)	$(54,905,902)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 12% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 17% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	On February 18, 2016, 2,004,623 Class R6 shares valued at $30,931,333 were redeemed by affiliated mutual funds.

18                         Invesco Endeavor Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/16	$19.30	$(0.02)	$0.21	$0.19	$—	$(2.30)	$(2.30)	$17.19	2.08%	$115,588	1.34	%(d)	1.36	%(d)	(0.12	)%(d)	28%
Year ended 10/31/15	22.57	(0.01)	(1.25)	(1.26)	—	(2.01)	(2.01)	19.30	(5.80)	147,504	1.26		1.29		(0.04)		27
Year ended 10/31/14	21.18	(0.09)	2.35	2.26	(0.01)	(0.86)	(0.87)	22.57	11.13	192,326	1.26		1.29		(0.43)		27
Year ended 10/31/13	18.19	(0.00)	4.78	4.78	(0.06)	(1.73)	(1.79)	21.18	28.78	180,568	1.26		1.30		(0.02)		20
Year ended 10/31/12	16.36	(0.08)	1.98	1.90	—	(0.07)	(0.07)	18.19	11.70	102,508	1.34		1.37		(0.41)		37
Class B
Year ended 10/31/16	17.52	(0.13)	0.16	0.03	—	(2.30)	(2.30)	15.25	1.28	1,127	2.09	(d)	2.11	(d)	(0.87	)(d)	28
Year ended 10/31/15	20.82	(0.15)	(1.14)	(1.29)	—	(2.01)	(2.01)	17.52	(6.50)	2,161	2.01		2.04		(0.79)		27
Year ended 10/31/14	19.74	(0.24)	2.18	1.94	—	(0.86)	(0.86)	20.82	10.27	4,855	2.01		2.04		(1.18)		27
Year ended 10/31/13	17.16	(0.14)	4.49	4.35	(0.04)	(1.73)	(1.77)	19.74	27.89	5,921	2.01		2.05		(0.77)		20
Year ended 10/31/12	15.55	(0.19)	1.87	1.68	—	(0.07)	(0.07)	17.16	10.89	6,195	2.09		2.12		(1.16)		37
Class C
Year ended 10/31/16	17.53	(0.13)	0.16	0.03	—	(2.30)	(2.30)	15.26	1.27	30,857	2.09	(d)	2.11	(d)	(0.87	)(d)	28
Year ended 10/31/15	20.83	(0.15)	(1.14)	(1.29)	—	(2.01)	(2.01)	17.53	(6.49)	42,965	2.01		2.04		(0.79)		27
Year ended 10/31/14	19.75	(0.24)	2.18	1.94	—	(0.86)	(0.86)	20.83	10.27	53,542	2.01		2.04		(1.18)		27
Year ended 10/31/13	17.17	(0.14)	4.49	4.35	(0.04)	(1.73)	(1.77)	19.75	27.87	49,344	2.01		2.05		(0.77)		20
Year ended 10/31/12	15.56	(0.19)	1.87	1.68	—	(0.07)	(0.07)	17.17	10.88	26,513	2.09		2.12		(1.16)		37
Class R
Year ended 10/31/16	18.78	(0.06)	0.20	0.14	—	(2.30)	(2.30)	16.62	1.83	17,469	1.59	(d)	1.61	(d)	(0.37	)(d)	28
Year ended 10/31/15	22.08	(0.06)	(1.23)	(1.29)	—	(2.01)	(2.01)	18.78	(6.09)	24,855	1.51		1.54		(0.29)		27
Year ended 10/31/14	20.77	(0.14)	2.31	2.17	—	(0.86)	(0.86)	22.08	10.89	34,634	1.51		1.54		(0.68)		27
Year ended 10/31/13	17.91	(0.05)	4.69	4.64	(0.05)	(1.73)	(1.78)	20.77	28.43	34,556	1.51		1.55		(0.27)		20
Year ended 10/31/12	16.14	(0.11)	1.95	1.84	—	(0.07)	(0.07)	17.91	11.49	23,412	1.59		1.62		(0.66)		37
Class Y
Year ended 10/31/16	19.66	0.02	0.23	0.25	—	(2.30)	(2.30)	17.61	2.37	19,938	1.09	(d)	1.11	(d)	0.13	(d)	28
Year ended 10/31/15	22.91	0.04	(1.28)	(1.24)	—	(2.01)	(2.01)	19.66	(5.61)	40,425	1.01		1.04		0.21		27
Year ended 10/31/14	21.48	(0.04)	2.38	2.34	(0.05)	(0.86)	(0.91)	22.91	11.39	71,898	1.01		1.04		(0.18)		27
Year ended 10/31/13	18.38	0.05	4.84	4.89	(0.06)	(1.73)	(1.79)	21.48	29.15	92,483	1.01		1.05		0.23		20
Year ended 10/31/12	16.49	(0.03)	1.99	1.96	—	(0.07)	(0.07)	18.38	11.97	22,529	1.09		1.12		(0.16)		37
Class R5
Year ended 10/31/16	20.08	0.05	0.23	0.28	—	(2.30)	(2.30)	18.06	2.49	21,192	0.94	(d)	0.96	(d)	0.28	(d)	28
Year ended 10/31/15	23.32	0.07	(1.30)	(1.23)	—	(2.01)	(2.01)	20.08	(5.46)	33,854	0.89		0.92		0.33		27
Year ended 10/31/14	21.84	(0.02)	2.43	2.41	(0.07)	(0.86)	(0.93)	23.32	11.51	49,356	0.90		0.93		(0.07)		27
Year ended 10/31/13	18.65	0.07	4.92	4.99	(0.07)	(1.73)	(1.80)	21.84	29.24	31,593	0.91		0.95		0.33		20
Year ended 10/31/12	16.69	0.01	2.02	2.03	—	(0.07)	(0.07)	18.65	12.25	16,677	0.87		0.90		0.06		37
Class R6
Year ended 10/31/16	20.13	0.06	0.24	0.30	—	(2.30)	(2.30)	18.13	2.59	50,645	0.85	(d)	0.87	(d)	0.37	(d)	28
Year ended 10/31/15	23.35	0.09	(1.30)	(1.21)	—	(2.01)	(2.01)	20.13	(5.36)	91,275	0.80		0.83		0.42		27
Year ended 10/31/14	21.86	0.01	2.42	2.43	(0.08)	(0.86)	(0.94)	23.35	11.62	100,410	0.81		0.84		0.02		27
Year ended 10/31/13	18.65	0.08	4.93	5.01	(0.07)	(1.73)	(1.80)	21.86	29.37	90,291	0.82		0.86		0.42		20
Year ended 10/31/12(e)	18.97	0.00	(0.32)	(0.32)	—	—	—	18.65	(1.69)	74,513	0.83	(f)	0.86	(f)	0.10	(f)	37

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $124,601, $1,545, $35,133, $20,938, $24,372, $25,759 and $63,382 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 24, 2012.
(f)	Annualized.

19                         Invesco Endeavor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of the Invesco Endeavor Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Endeavor Fund (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

20                         Invesco Endeavor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,000.00	$6.69	$1,018.45	$6.75	1.33%
B	1,000.00	996.10	10.44	1,014.68	10.53	2.08
C	1,000.00	996.10	10.44	1,014.68	10.53	2.08
R	1,000.00	998.80	7.94	1,017.19	8.01	1.58
Y	1,000.00	1,001.70	5.43	1,019.71	5.48	1.08
R5	1,000.00	1,002.20	4.78	1,020.36	4.82	0.95
R6	1,000.00	1,002.80	4.33	1,020.81	4.37	0.86

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

21                         Invesco Endeavor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Endeavor Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives a report and this independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees.

The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Canada Ltd. currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Mid-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s

22                         Invesco Endeavor Fund

Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was below the rate of one off-shore fund advised by Invesco Advisers.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

23                         Invesco Endeavor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$36,076,586
Qualified Dividend Income*	65.86%
Corporate Dividends Received Deduction*	39.56%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$8,302,567

24                         Invesco Endeavor Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Endeavor Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Endeavor Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Endeavor Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Endeavor Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	END-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Global Health Care Fund
Nasdaq:
A: GGHCX ∎ B: GTHBX ∎ C: GTHCX ∎ Y: GGHYX ∎ Investor: GTHIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Global Health Care Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Global Health Care Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Global Health Care Fund (the Fund), at net asset value (NAV), underperformed the MSCI World Health Care Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-12.89%
Class B Shares	-13.54
Class C Shares	-13.53
Class Y Shares	-12.67
Investor Class Shares	-12.89
MSCI World Index▼ (Broad Market Index)	1.18
MSCI World Health Care Index▼ (Style-Specific Index)	-7.56
Lipper Global Health/Biotechnology Funds Index∎ (Peer Group Index)	-11.48

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The global economy continued to expand, albeit slowly, for the fiscal year ended October 31, 2016. However, that growth became increasingly uneven across developed and emerging economies, amid continued volatility in oil prices and as the policies of central banks globally began to diverge.

    An equity market rally in November was offset by negative performance in December, as a late-year crash in oil prices rattled the markets. Also in December, the US Federal Reserve (the Fed) followed through on its commitment to normalize monetary policy by raising interest rates – its first increase since 2006 – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing and negative interest rates.

    Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China and falling oil prices. Markets recovered in late February and posted gains amid concerted central bank commitments to very loose monetary policy. As a result, the US dollar fell sharply against the euro and Japanese yen, a development that was largely supportive of oil and stock prices.

    All major global stock indexes experienced steep declines again in June after UK voters opted to leave the European Union. Stocks in economically sensitive sectors, including energy and financials, were hardest hit, and investors flocked to the perceived safety of US Treasuries and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

    After the initial shock of the UK vote, stocks made a strong recovery, regaining most of their losses as fears of a shock to consumer confidence never materialized. For the remainder of the reporting period, emerging markets outperformed as the Fed left interest rates unchanged and expectations for an interest rate increase were delayed again.

    During the fiscal year, the health care sector experienced significant pressure as US presidential candidates and a series of press reports focused attention on drug pricing and price increases. This caused a selloff during the fiscal year, particularly in the biotechnology and specialty pharmaceuticals industries.

    Overweight exposure to the life science tools and services industry was the largest contributor to the Fund’s relative and absolute return during the fiscal year. Thermo Fisher Scientific, a company that markets scientific instruments and lab equipment, was a strong contributor. Following a number of acquisitions, the company reported increasing margins and strong earnings growth during the reporting period.

    The Fund’s drug retail exposure also contributed to relative and absolute performance. Raia Drogasil, a leading Brazilian drugstore chain, was a key contributor during the fiscal year. The company benefited from the rebounding local market as investors welcomed an evolving political backdrop and the potential for leadership change in the government. Raia Drogasil also reported strong revenues and same-store sales growth, which boosted its shares.

    Stock selection in the managed health care industry also contributed to the Fund’s relative and absolute performance. During the fiscal year, UnitedHealth Group increased its dividend and reported better-than-expected earnings and an improved outlook for 2017.

    Stock selection in and overweight exposure to the biotechnology industry was the largest detractor from Fund performance relative to its style-specific benchmark for the fiscal year; a number of holdings within the industry were key detractors including Vertex Pharmaceuticals and Shire. Both companies declined amid a particularly sharp selloff in biotechnology stocks in the first quarter of 2016.

    The Fund’s underweight exposure to and stock selection in the pharmaceuticals industry also detracted from relative

Portfolio Composition
By sector	% of total net assets

Health Care	97.5%
Consumer Staples	0.7
Money Market Funds Plus Other Assets Less Liabilities	1.8

Top 10 Equity Holdings*
% of total net assets

1.	Celgene Corp.	5.5%
2.	Thermo Fisher Scientific, Inc.	4.3
3.	Merck & Co., Inc.	4.2
4.	Roche Holding AG	4.1
5.	Biogen Inc.	4.1
6.	Shire PLC-ADR	3.9
7.	Eli Lilly and Co.	3.4
8.	Sanofi-ADR	3.2
9.	UnitedHealth Group Inc.	2.9
10.	Amgen Inc.	2.8

Total Net Assets	$1.4 billion

Total Number of Holdings*	70

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

4                Invesco Global Health Care Fund

returns. Within the industry, Endo International, Allergan and Teva Pharmaceuticals were the largest detractors.

    Specialty pharmaceutical company Endo International was the largest individual detractor from Fund performance. During the reporting period, the company reported weaker-than-anticipated financial results and revised its full-year earnings estimates down significantly from its initial forecast. We reduced our exposure to the company during the reporting period.

    Shares of Allergan dropped significantly after Pfizer (also a Fund holding) terminated its proposed merger with the company following a US Treasury Department tax inversion rule change that effectively killed the deal. We maintained our position in Allergan, as our thesis was based on the stand-alone company and was not predicated on the merger.

    During the fiscal year, we used currency forward contracts to hedge currency exposure of non-US-based companies held in the Fund. Derivatives were used solely for hedging and not for speculative purposes or leverage. The use of currency forward contracts had a marginally positive impact on the Fund’s performance relative to the style-specific benchmark.

    During the reporting period, we trimmed positions in areas that performed relatively well and reached full valuations, such as large-cap pharmaceuticals, medical devices and health care services. Geographically, we increased our weighting in the United States, as US companies appeared more mispriced than their European counterparts, in our view. At the close of the reporting period, our largest underweight exposure was to Europe. We also maintained substantial overweight exposure to small-cap stocks, and underweight exposure to large-cap companies relative to the style-specific index.

    We maintained an underweight position in large-cap pharmaceuticals relative to the style-specific benchmark during the fiscal year; however, the pharmaceuticals industry was the Fund’s largest absolute industry exposure during the reporting period. Our largest industry overweight was biotechnology, an industry in which we believe valuations are attractive, growth is robust, pipelines are strong, and there is pipeline and takeout optionality not priced into the stocks.

    We continue to emphasize specialty pharmaceuticals and biotechnology stocks based on their generally robust product portfolios, strong pipelines, and the possibility that many could be targets for acquisition.

    As always, thank you for your continued investment in Invesco Global Health Care Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Derek Taner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Health Care Fund. He joined Invesco in 2005.
Mr. Taner earned a BS in business administration with an emphasis in accounting and finance and an MBA from the University of California, Berkeley Haas School of Business.

5                Invesco Global Health Care Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/06

1  Source: Lipper Inc.

2  Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index returns include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Global Health Care Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (8/7/89)	10.21%
10 Years	6.84
5 Years	11.75
1 Year	-17.68

Class B Shares
Inception (4/1/93)	10.34%
10 Years	6.81
5 Years	11.93
1 Year	-17.10

Class C Shares
Inception (3/1/99)	7.45%
10 Years	6.65
5 Years	12.18
1 Year	-14.24

Class Y Shares
10 Years	7.66%
5 Years	13.30
1 Year	-12.67

Investor Class Shares
Inception (7/15/05)	7.55%
10 Years	7.45
5 Years	13.02
1 Year	-12.89

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 1.05%, 1.80%, 1.80%, 0.80% and 1.05%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A,

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/7/89)	10.59%
10 Years	7.89
5 Years	14.90
1 Year	-5.99

Class B Shares
Inception (4/1/93)	10.77%
10 Years	7.85
5 Years	15.11
1 Year	-5.33

Class C Shares
Inception (3/1/99)	8.01%
10 Years	7.69
5 Years	15.34
1 Year	-2.08

Class Y Shares
10 Years	8.71%
5 Years	16.49
1 Year	-0.29

Investor Class Shares
Inception (7/15/05)	8.43%
10 Years	8.50
5 Years	16.21
1 Year	-0.53

Class B, Class C, Class Y and Investor Class shares was 1.06%, 1.81%, 1.81%, 0.81% and 1.06%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

7                Invesco Global Health Care Fund

Invesco Global Health Care Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss.
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Health care sector risk. The Fund will concentrate its investments in the securities of domestic and foreign issuers in the health care sector. The health care sector is subject to significant government regulations, increases or decreases in the cost of medical products and services, and competitive forces that could negatively impact a health care company’s profitability. The health care sector may also be affected by government health care programs.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                Invesco Global Health Care Fund

prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Global Health/Biotechnology Funds Index is an unmanaged index considered representative of global health/biotechnology funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                Invesco Global Health Care Fund

Schedule of Investments(a)

October 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–98.20%
Biotechnology–36.14%
AbbVie Inc.	593,102	$33,083,230
ACADIA Pharmaceuticals Inc.(b)	225,371	5,253,398
Alder Biopharmaceuticals, Inc.(b)	256,668	6,224,199
Alexion Pharmaceuticals, Inc.(b)	147,641	19,267,150
Amgen Inc.	271,425	38,314,353
Array BioPharma Inc.(b)	1,286,896	7,335,307
BioCryst Pharmaceuticals, Inc.(b)	646,052	2,616,511
Biogen Inc.(b)	201,323	56,406,678
BioMarin Pharmaceutical Inc.(b)	432,095	34,792,289
bluebird bio, Inc.(b)	149,755	7,150,801
Celgene Corp.(b)	740,917	75,706,899
DBV Technologies S.A.–ADR (France)(b)	357,551	12,274,726
Evolutionary Genomics, Inc.(b)	9,944	31,324
Exact Sciences Corp.(b)	396,463	6,176,894
Gilead Sciences, Inc.	275,056	20,252,373
Heron Therapeutics, Inc.(b)	391,502	5,813,805
Incyte Corp.(b)	333,014	28,962,228
Neurocrine Biosciences, Inc.(b)	179,752	7,867,745
Prothena Corp. PLC (Ireland)(b)	170,935	8,174,112
REGENXBIO Inc.(b)	201,684	3,176,523
Sarepta Therapeutics, Inc.(b)	236,989	9,299,448
Shire PLC–ADR	321,322	54,187,742
Spark Therapeutics, Inc.(b)	162,444	7,636,492
TESARO, Inc.(b)	64,934	7,849,222
Ultragenyx Pharmaceutical Inc.(b)	104,950	6,191,000
United Therapeutics Corp.(b)	71,093	8,536,137
Vertex Pharmaceuticals Inc.(b)	356,194	27,020,877
		499,601,463

Drug Retail–0.67%
Raia Drogasil S.A. (Brazil)	419,678	9,318,726

Health Care Distributors–2.77%
Cardinal Health, Inc.	145,630	10,003,325
McKesson Corp.	222,019	28,234,156
		38,237,481

Health Care Equipment–4.48%
Olympus Corp. (Japan)	644,600	23,051,066
ResMed Inc.	231,803	13,854,865
Wright Medical Group N.V.(b)	1,140,738	24,993,570
		61,899,501

Health Care Facilities–5.42%
AmSurg Corp.(b)	219,285	13,102,279
Brookdale Senior Living Inc.(b)	472,738	6,821,609
HCA Holdings, Inc.(b)	295,343	22,602,600
Tenet Healthcare Corp.(b)	617,007	12,161,208
Universal Health Services, Inc.–Class B	167,720	20,245,481
		74,933,177

	Shares	Value
Health Care Services–0.38%
Air Methods Corp.(b)	197,101	$5,213,321

Life Sciences Tools & Services–5.36%
Agilent Technologies, Inc.	292,823	12,758,298
Medpace Holdings, Inc.(b)	67,573	1,960,968
Thermo Fisher Scientific, Inc.	403,752	59,363,657
		74,082,923

Managed Health Care–6.89%
Aetna Inc.	276,897	29,724,893
Humana Inc.	125,708	21,562,693
Qualicorp S.A. (Brazil)	674,900	4,343,892
UnitedHealth Group Inc.	280,733	39,675,995
		95,307,473

Pharmaceuticals–36.09%
Agile Therapeutics, Inc.(b)	841,843	6,398,007
Allergan PLC(b)	97,410	20,352,845
Bayer AG (Germany)	219,881	21,793,692
Bristol-Myers Squibb Co.	730,584	37,194,031
Cempra, Inc.(b)	281,479	5,101,807
Dermira, Inc.(b)	358,756	11,247,001
Eli Lilly and Co.	642,238	47,422,854
Endo International PLC(b)	858,702	16,100,662
GlaxoSmithKline PLC–ADR (United Kingdom)	351,258	14,053,833
Hikma Pharmaceuticals PLC (Jordan)	351,148	7,537,551
Jazz Pharmaceuticals PLC(b)	172,512	18,884,889
Johnson & Johnson	127,181	14,751,724
Lipocine Inc.(b)	722,936	2,320,625
Medicines Co. (The)(b)	124,830	4,113,148
Merck & Co., Inc.	994,061	58,371,262
Nippon Shinyaku Co., Ltd. (Japan)	307,600	15,634,463
Novartis AG–ADR (Switzerland)	496,245	35,243,320
Pfizer Inc.	447,046	14,175,829
Roche Holding AG (Switzerland)	246,918	56,660,679
Sanofi–ADR (France)	1,134,568	44,123,349
Supernus Pharmaceuticals Inc.(b)	352,296	6,975,461
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	840,661	35,929,851
Zogenix, Inc.(b)	547,363	4,461,008
		498,847,891
Total Common Stocks & Other Equity Interests (Cost $1,092,012,566)		1,357,441,956

Preferred Stock–0.00%
Health Care Equipment–0.00%
Intact Medical Corp., Series C, Pfd. (Acquired 03/26/2001; Cost $2,000,000)(c)(d)	2,439,026	0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Health Care Fund

	Shares	Value
Money Market Funds–3.04%
Government & Agency Portfolio– Institutional Class, 0.29%(e)	25,196,492	$25,196,492
Treasury Portfolio–Institutional Class, 0.22%(e)	16,797,661	16,797,661
Total Money Market Funds (Cost $41,994,153)		41,994,153
TOTAL INVESTMENTS–101.24% (Cost $1,136,006,719)		1,399,436,109
OTHER ASSETS LESS LIABILITIES–(1.24)%		(17,076,024)
NET ASSETS–100.00%		$1,382,360,085

Investment Abbreviations:

ADR	– American Depositary Receipt
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security is considered venture capital. See Note 1K.
(d)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2016 represented less than 1% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Health Care Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $1,094,012,566)	$1,357,441,956
Investments in affiliated money market funds, at value and cost	41,994,153
Total investments, at value (Cost $1,136,006,719)	1,399,436,109
Foreign currencies, at value (Cost $717,442)	742,896
Receivable for:
Fund shares sold	239,233
Dividends	2,012,461
Investment for trustee deferred compensation and retirement plans	252,871
Other assets	287,418
Total assets	1,402,970,988

Liabilities:
Payable for:
Investments purchased	17,231,479
Fund shares reacquired	2,013,732
Accrued fees to affiliates	897,712
Accrued trustees’ and officers’ fees and benefits	3,130
Accrued other operating expenses	117,255
Trustee deferred compensation and retirement plans	347,595
Total liabilities	20,610,903
Net assets applicable to shares outstanding	$1,382,360,085

Net assets consist of:
Shares of beneficial interest	$1,085,954,238
Undistributed net investment income	2,597,623
Undistributed net realized gain	30,400,940
Net unrealized appreciation	263,407,284
$1,382,360,085

Net Assets:
Class A	$725,052,586
Class B	$4,648,655
Class C	$66,699,137
Class Y	$22,548,266
Investor Class	$563,411,441

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	22,020,745
Class B	194,754
Class C	2,789,922
Class Y	673,502
Investor Class	17,106,270
Class A:
Net asset value per share	$32.93
Maximum offering price per share
(Net asset value of $32.93 ÷ 94.50%)	$34.85
Class B:
Net asset value and offering price per share	$23.87
Class C:
Net asset value and offering price per share	$23.91
Class Y:
Net asset value and offering price per share	$33.48
Investor Class:
Net asset value and offering price per share	$32.94

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Health Care Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $1,147,281)	$20,954,771
Dividends from affiliated money market funds	132,811
Total investment income	21,087,582

Expenses:
Advisory fees	9,871,757
Administrative services fees	378,514
Custodian fees	60,859
Distribution fees:
Class A	2,117,864
Class B	77,868
Class C	855,349
Investor Class	1,584,786
Transfer agent fees	2,755,393
Trustees’ and officers’ fees and benefits	67,666
Registration and filing fees	120,786
Reports to shareholders	129,603
Professional services fees	76,348
Other	38,595
Total expenses	18,135,388
Less: Fees waived and expense offset arrangement(s)	(64,675)
Net expenses	18,070,713
Net investment income	3,016,869

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	30,370,125
Foreign currencies	(56,538)
Forward foreign currency contracts	1,178,024
31,491,611
Change in net unrealized appreciation (depreciation) of:
Investment securities	(257,736,760)
Foreign currencies	76,420
Forward foreign currency contracts	(1,130,867)
(258,791,207)
Net realized and unrealized gain (loss)	(227,299,596)
Net increase (decrease) in net assets resulting from operations	$(224,282,727)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Health Care Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$3,016,869	$26,356
Net realized gain	31,491,611	247,325,702
Change in net unrealized appreciation (depreciation)	(258,791,207)	(191,192,065)
Net increase (decrease) in net assets resulting from operations	(224,282,727)	56,159,993
Distributions to shareholders from net investment income — Class Y	—	(10,150)

Distributions to shareholders from net realized gains:
Class A	(127,967,635)	(96,831,067)
Class B	(1,855,636)	(1,886,195)
Class C	(18,225,035)	(11,181,210)
Class Y	(5,234,942)	(3,429,565)
Investor Class	(93,924,558)	(76,198,284)
Total distributions from net realized gains	(247,207,806)	(189,526,321)

Share transactions–net:
Class A	(11,048,725)	145,018,935
Class B	(3,591,164)	(1,629,291)
Class C	(9,986,290)	37,253,754
Class Y	(7,490,433)	10,969,883
Investor Class	30,971,871	32,925,819
Net increase (decrease) in net assets resulting from share transactions	(1,144,741)	224,539,100
Net increase (decrease) in net assets	(472,635,274)	91,162,622

Net assets:
Beginning of year	1,854,995,359	1,763,832,737
End of year (includes undistributed net investment income of $2,597,623 and $(351,837), respectively)	$1,382,360,085	$1,854,995,359

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Global Health Care Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not

14                         Invesco Global Health Care Fund

listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

15                         Invesco Global Health Care Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

16                         Invesco Global Health Care Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 0.62%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 2.00%, 2.75%, 2.75%, 1.75% and 2.00% of average daily net assets (the “expense limits”), respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $48,683.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $154,369 in front-end sales commissions from the sale of Class A shares and $6,575, $1,121 and $9,455 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended October 31, 2016, the Fund incurred $51 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17                         Invesco Global Health Care Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$1,300,749,953	$56,660,679	$31,324	$1,357,441,956
Preferred Stock	—	—	0	0
Money Market Funds	41,994,153	—	—	41,994,153
Total Investments	$1,342,744,106	$56,660,679	$31,324	$1,399,436,109

NOTE 4—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended October 31, 2016.

	Value 10/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 10/31/16	Dividend Income
Evolutionary Genomics, Inc.(a)	$29,060	$—	$—	$2,264	$—	$31,324	$—

(a)	As of October 31, 2016, this security is no longer considered as an affiliate of the fund.

NOTE 5—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$1,178,024
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(1,130,867)
Total	$47,157

The table below summarizes the one month average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$30,322,275

18                         Invesco Global Health Care Fund

NOTE 6—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2016, the Fund engaged in securities purchases of $1,082,357.

NOTE 7—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $15,992.

NOTE 8—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 9—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 10—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$15,102,427	$279,221
Long-term capital gain	232,105,379	189,257,250
Total distributions	$247,207,806	$189,536,471

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$2,952,596
Undistributed long-term gain	30,731,864
Net unrealized appreciation — investments	263,098,466
Net unrealized appreciation (depreciation) — other investments	(22,107)
Temporary book/tax differences	(354,972)
Shares of beneficial interest	1,085,954,238
Total net assets	$1,382,360,085

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2016.

19                         Invesco Global Health Care Fund

NOTE 11—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $334,684,494 and $578,026,610, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$356,571,986
Aggregate unrealized (depreciation) of investment securities	(93,473,520)
Net unrealized appreciation of investment securities	$263,098,466

Cost of investments for tax purposes is $1,136,337,643.

NOTE 12—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2016, undistributed net investment income was decreased by $67,409 and undistributed net realized gain was increased by $67,409. This reclassification had no effect on the net assets of the Fund.

NOTE 13—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	1,843,602	$67,167,477	4,820,008	$224,680,172
Class B	11,075	289,683	72,539	2,629,513
Class C	404,498	10,787,866	1,215,711	43,961,950
Class Y	341,967	12,813,669	391,782	18,343,412
Investor Class	389,082	14,740,822	676,871	31,570,967

Issued as reinvestment of dividends:
Class A	3,396,181	125,115,293	2,356,009	100,342,466
Class B	68,337	1,836,894	57,678	1,896,452
Class C	668,972	18,015,422	348,383	11,472,253
Class Y	131,892	4,930,137	79,354	3,413,789
Investor Class	2,469,246	90,991,726	1,757,199	74,856,681

Automatic conversion of Class B shares to Class A shares:
Class A	94,832	3,351,350	93,858	4,317,788
Class B	(129,996)	(3,351,350)	(121,735)	(4,317,788)

Reacquired:
Class A	(5,783,954)	(206,682,845)	(4,060,530)	(184,321,491)
Class B	(90,684)	(2,366,391)	(52,195)	(1,837,468)
Class C	(1,500,972)	(38,789,578)	(516,160)	(18,180,449)
Class Y	(691,953)	(25,234,239)	(232,396)	(10,787,318)
Investor Class	(2,094,161)	(74,760,677)	(1,598,601)	(73,501,829)
Net increase (decrease) in share activity	(472,036)	$(1,144,741)	5,287,775	$224,539,100

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 14% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20                         Invesco Global Health Care Fund

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/16	$43.70	$0.08	$(5.09)	$(5.01)	$—	$(5.76)	$(5.76)	$32.93	(12.87)%	$725,053	1.09	%(e)	1.09	%(e)	0.23	%(e)	21%
Year ended 10/31/15	47.08	0.02	1.53	1.55	—	(4.93)	(4.93)	43.70	3.56	981,963	1.04		1.05		0.04		47
Year ended 10/31/14	40.38	0.01	10.15	10.16	(0.01)	(3.45)	(3.46)	47.08	27.20	906,858	1.07		1.08		0.04		24
Year ended 10/31/13	32.09	0.07	10.63	10.70	(0.17)	(2.24)	(2.41)	40.38	35.79	737,071	1.10		1.11		0.21		37
Year ended 10/31/12	27.75	0.12	4.84	4.96	(0.14)	(0.48)	(0.62)	32.09	18.34	563,802	1.17		1.18		0.40		39
Class B
Year ended 10/31/16	33.51	(0.14)	(3.74)	(3.88)	—	(5.76)	(5.76)	23.87	(13.52)	4,649	1.84	(e)	1.84	(e)	(0.52	)(e)	21
Year ended 10/31/15	37.50	(0.25)	1.19	0.94	—	(4.93)	(4.93)	33.51	2.76	11,262	1.79		1.80		(0.71)		47
Year ended 10/31/14	33.06	(0.24)	8.13	7.89	—	(3.45)	(3.45)	37.50	26.26	14,239	1.82		1.83		(0.71)		24
Year ended 10/31/13	26.72	(0.16)	8.74	8.58	—	(2.24)	(2.24)	33.06	34.81	17,101	1.85		1.86		(0.54)		37
Year ended 10/31/12	23.24	(0.09)	4.05	3.96	—	(0.48)	(0.48)	26.72	17.45	19,765	1.92		1.93		(0.35)		39
Class C
Year ended 10/31/16	33.56	(0.14)	(3.75)	(3.89)	—	(5.76)	(5.76)	23.91	(13.53)	66,699	1.84	(e)	1.84	(e)	(0.52	)(e)	21
Year ended 10/31/15	37.54	(0.25)	1.20	0.95	—	(4.93)	(4.93)	33.56	2.78	107,976	1.79		1.80		(0.71)		47
Year ended 10/31/14	33.09	(0.24)	8.14	7.90	—	(3.45)	(3.45)	37.54	26.26	81,439	1.82		1.83		(0.71)		24
Year ended 10/31/13	26.75	(0.16)	8.74	8.58	—	(2.24)	(2.24)	33.09	34.76	57,536	1.85		1.86		(0.54)		37
Year ended 10/31/12	23.26	(0.09)	4.06	3.97	—	(0.48)	(0.48)	26.75	17.48	35,388	1.92		1.93		(0.35)		39
Class Y
Year ended 10/31/16	44.24	0.17	(5.17)	(5.00)	—	(5.76)	(5.76)	33.48	(12.67)	22,548	0.84	(e)	0.84	(e)	0.48	(e)	21
Year ended 10/31/15	47.51	0.14	1.53	1.67	(0.01)	(4.93)	(4.94)	44.24	3.82	39,443	0.79		0.80		0.29		47
Year ended 10/31/14	40.71	0.13	10.22	10.35	(0.10)	(3.45)	(3.55)	47.51	27.52	31,016	0.82		0.83		0.29		24
Year ended 10/31/13	32.34	0.16	10.70	10.86	(0.25)	(2.24)	(2.49)	40.71	36.10	15,502	0.85		0.86		0.46		37
Year ended 10/31/12	27.96	0.20	4.87	5.07	(0.21)	(0.48)	(0.69)	32.34	18.66	6,769	0.92		0.93		0.65		39
Investor Class
Year ended 10/31/16	43.71	0.08	(5.09)	(5.01)	—	(5.76)	(5.76)	32.94	(12.87)	563,411	1.09	(e)	1.09	(e)	0.23	(e)	21
Year ended 10/31/15	47.09	0.02	1.53	1.55	—	(4.93)	(4.93)	43.71	3.57	714,351	1.04		1.05		0.04		47
Year ended 10/31/14	40.39	0.01	10.15	10.16	(0.01)	(3.45)	(3.46)	47.09	27.19	730,280	1.07		1.08		0.04		24
Year ended 10/31/13	32.10	0.07	10.63	10.70	(0.17)	(2.24)	(2.41)	40.39	35.78	607,408	1.10		1.11		0.21		37
Year ended 10/31/12	27.76	0.12	4.84	4.96	(0.14)	(0.48)	(0.62)	32.10	18.34	481,385	1.17		1.18		0.40		39

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest for Class A, Class B, Class C, Class Y and Investor Class which were less than $0.005 per share, for fiscal year ended October 31, 2012.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $847,145, $7,787, $85,535, $29,574 and $633,914 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.

21                         Invesco Global Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of the Invesco Global Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Global Health Care Fund (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

22                         Invesco Global Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$954.80	$5.41	$1,019.61	$5.58	1.10%
B	1,000.00	951.00	9.07	1,015.84	9.37	1.85
C	1,000.00	951.10	9.07	1,015.84	9.37	1.85
Y	1,000.00	956.00	4.18	1,020.86	4.32	0.85
Investor	1,000.00	954.80	5.41	1,019.61	5.58	1.10

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23                         Invesco Global Health Care Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Health Care Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Global Health/Biotechnology Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. Invesco Advisers noted that a new co-chief investment officer had been named to the portfolio management team. The Trustees also

24                         Invesco Global Health Care Fund

reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was below the effective advisory fee rate of one off-shore fund advised by Invesco Advisers. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

25                         Invesco Global Health Care Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$232,105,379
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	68.31%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$15,091,375

26                         Invesco Global Health Care Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Health Care Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	GHC-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Global Infrastructure Fund
Nasdaq:
A: GIZAX ∎ C: GIZCX ∎ R: GIZRX ∎ Y: GIZYX ∎ R5: GIZFX ∎ R6: GIZSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Global Infrastructure Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Global Infrastructure Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Global Infrastructure Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the Dow Jones Brookfield Global Infrastructure Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.01%
Class C Shares	2.24
Class R Shares	2.76
Class Y Shares	3.27
Class R5 Shares	3.27
Class R6 Shares	3.27
MSCI World Index▼ (Broad Market Index)	1.18
Dow Jones Brookfield Global Infrastructure Index▼ (Style-Specific Index)	4.98
Lipper Global Infrastructure Funds Classification Average∎ (Peer Group)	4.49

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The global economy continued to expand, albeit slowly, for the fiscal year ended October 31, 2016. However, that growth became increasingly uneven across developed and emerging economies, amid continued volatility in oil prices and as the policies of central banks globally began to diverge.

    An equity market rally in November was offset by negative performance in December, as a late-year crash in oil prices rattled the markets. Also in December, the US Federal Reserve (the Fed) followed through on its commitment to normalize monetary policy by raising interest rates – its first increase since 2006 – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing and negative interest rates.

    Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China and falling oil prices. Markets recovered in late February and posted gains amid concerted central bank commitments to very loose monetary policy. As a result, the US dollar fell sharply against the euro and Japanese yen, a development that was largely supportive of oil and stock prices.

    All major global stock indexes experienced steep declines again in June after UK voters opted to leave the European Union. Stocks in economically sensitive sectors, including energy and financials, were hardest hit, and investors flocked to the perceived safety of US Treasuries and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

    After the initial shock of the UK vote, stocks made a strong recovery, regaining most of their losses as fears of a shock to consumer confidence never materialized. For the remainder of the reporting period, emerging markets outperformed as the Fed left interest rates unchanged and expectations for an interest rate increase were delayed again.

    In general, global infrastructure stocks – which have a heavy emphasis within the energy and utilities sectors – produced positive returns and outperformed broad market equities during the reporting period. The Fund also produced positive returns, but underperformed its style-specific benchmark, the Dow Jones Brookfield Global Infrastructure Index, primarily as a result of market allocation.

    Utilities stocks, particularly in the US, experienced strong performance as investors sought yield and perceived safety. A combination of high production levels and weakened demand led to further imbalances in crude oil and natural gas supply and demand, causing energy prices to plunge at the beginning of the fiscal year; crude oil fell from $49 to a low of $28 per barrel, and natural gas fell from $2.25 to a low $1.64 per thousand cubic feet.1 Toward the end of the reporting period, OPEC provided some respite by initiating a limit to production in an effort to stabilize crude prices. Additionally, continued declines in capital expenditures helped reduce natural gas production. Crude oil and natural gas prices ended the reporting period at $48 per barrel and $3.03 per thousand cubic feet, respectively, and energy equities ended the fiscal year in positive territory, in general.1

    On an absolute basis, Fund holdings in the midstream services, gas distribution, electric utilities and wireless towers sectors were the largest contributors to Fund performance. Holdings in the ports and rail and the diversified infrastructure sectors were detractors from absolute Fund performance.

    Relative to the style-specific benchmark, security selection in and overweight exposure to midstream services, as well as security selection in and an underweight allocation to airports, detracted from Fund performance. Additionally, underweight

Portfolio Composition
By infrastructure sector	% of total net assets

Midstream Services	29.9%
Gas Distribution	21.2
Electric Utilities	14.0
Towers	12.6
Water	5.0
Tolls	4.5
Airports	4.3
Diversified	3.5
Satellites	2.2
Rail, Ports & Renewables	1.5
Money Market Funds
Plus Other Assets Less Liabilities	1.3

Top 10 Equity Holdings*
% of total net assets

1.	National Grid PLC	6.8%
2.	American Tower Corp. -Class A	6.3
3.	Kinder Morgan Inc.	5.9
4.	PG&E Corp.	5.8
5.	TransCanada Corp.	5.1
6.	Enbridge Inc.	4.7
7.	Sempra Energy	4.2
8.	Crown Castle International Corp.	3.7
9.	Spectra Energy Corp.	3.6
10.	Williams Cos., Inc. (The)	3.0

Total Net Assets	$10.0 million

Total Number of Holdings*	70

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

4                         Invesco Global Infrastructure Fund

exposure to the electric utilities sector and security selection in tolls hurt relative Fund performance. Conversely, security selection in and underweight exposure to the satellites and water sectors were relative performance contributors. Additionally, underweight exposure to ports and rail and security selection within towers added to relative Fund performance.

    Top individual contributors to the Fund’s absolute performance included

TransCanada and American Tower. TransCanada is one of the leading energy infrastructure companies, with assets that span North America. During the fiscal year, TransCanada completed the acquisition of Columbia Pipeline Group (not a Fund holding) and entered into an agreement to connect its Houston terminal to Magellan’s (not a Fund holding) Texas delivery system. Also, TransCanada was awarded a contract to build a $500 million natural gas pipeline in Mexico and was awarded a $1.3 billion contract to expand a natural gas transmission system in Canada. TransCanada also reduced its workforce by approximately 10% in an effort to increase efficiencies.

    American Tower is an owner/operator of wireless infrastructure and is structured as a real estate investment trust. During the fiscal year, American Tower announced it would acquire controlling interest in Viom Networks (not a Fund holding), India’s largest independent tower company. At the close of the reporting period, we believed tower companies were favorably positioned from a fundamental standpoint, with positive cash flow growth supported by strong demand driven by continued adoption of smartphones.

    The top individual detractors from absolute Fund performance were midstream services companies, given volatility in the energy industry during the fiscal year.

Williams Companies received multiple merger proposals during the last two fiscal years. The first, from Energy Transfer Equity (not a Fund holding), was terminated during the current fiscal year; the second, from Enterprise Products Partners (not a Fund holding), was rejected by Williams and later withdrawn. While we do not select investments solely on the possibility of mergers, we believed these proposals to be a testament to the desirability of Williams’ assets and relative pricing.

    Kinder Morgan, the largest energy infrastructure company in America, was among the top absolute detractors from Fund performance despite contributing to the Fund’s relative performance. During the fiscal year, Kinder Morgan announced it would cut its quarterly dividend by 75% in an effort to avoid issuing equity in a lower-stock-price environment. It did so to fund future natural gas project development and to maintain its investment grade credit rating.

    At the close of the reporting period, we believed the lifting of the US crude oil export ban would likely be a long-term positive for continued US midstream infrastructure build-out. Growth characteristics for midstream services were relatively attractive, in our view. We believed an anticipated increase in US energy production in 2017 and 2018 would likely be positive for midstream services companies, which tend to be influenced more by the volume, rather than the price, of energy.

    At the close of the reporting period, the Fund had underweight exposure to the more regulated infrastructure industries – gas distribution, electric utilities and water – while the Fund had overweight allocations to more competitive and user-pay industries – towers, satellites and midstream services, where growth characteristics remain relatively attractive. In our view, diverging trends in the use of economic stimulus are shaping yield demand and leverage characteristics in individual countries. In general, the Fund remained focused on companies with above-average earnings growth characteristics, sound balance sheets and strategic infrastructure assets that provide a relatively more stable underlying earnings stream.

    We thank you for your investment in Invesco Global Infrastructure Fund.

1 Source: Bloomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez Jr. Portfolio Manager, is lead manager of Invesco Global Infrastructure Fund. He is Head of Global
Securities with Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Infrastructure Fund. He joined Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University. He is also a Certified Public Accountant.

James Cowen Portfolio Manager, is manager of Invesco Global Infrastructure Fund. He joined Invesco in 2000. Mr. Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Infrastructure Fund. He joined Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner Portfolio Manager, is manager of Invesco Global Infrastructure Fund. He joined Invesco in 2005. Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping Ying Wang Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Infrastructure Fund. She joined Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

5                         Invesco Global Infrastructure Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since inception

Fund and index data from 5/2/14

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Dow Jones Brookfield Global Infrastructure Index is designed to measure the stock performance of infrastructure companies domiciled globally and covers all sectors of the infrastructure market.
∎	The Lipper Global Infrastructure Funds Classification Average represents an average of all of the funds in the Lipper Global Infrastructure Funds classification.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6                          Invesco Global Infrastructure Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (5/2/14)	-2.00%
1 Year	-2.62

Class C Shares
Inception (5/2/14)	-0.53%
1 Year	1.24

Class R Shares
Inception (5/2/14)	-0.04%
1 Year	2.76

Class Y Shares
Inception (5/2/14)	0.46%
1 Year	3.27

Class R5 Shares
Inception (5/2/14)	0.46%
1 Year	3.27

Class R6 Shares
Inception (5/2/14)	0.46%
1 Year	3.27

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.15%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 6.36%, 7.11%, 6.61%, 6.11%, 6.00% and 6.00%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/2/14)	-0.57%
1 Year	6.65

Class C Shares
Inception (5/2/14)	1.02%
1 Year	10.98

Class R Shares
Inception (5/2/14)	1.54%
1 Year	12.52

Class Y Shares
Inception (5/2/14)	2.02%
1 Year	13.09

Class R5 Shares
Inception (5/2/14)	2.02%
1 Year	13.09

Class R6 Shares
Inception (5/2/14)	2.02%
1 Year	13.09

charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

7                         Invesco Global Infrastructure Fund

Invesco Global Infrastructure Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing

in the Fund

∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Global Infrastructure Fund

limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.

∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Infrastructure-related companies risk. The Fund will concentrate its investments in the infrastructure industry. Infrastructure-related companies are subject to a variety of risk factors, including costs associated with environmental, governmental and other regulations, high interest costs for capital construction programs, high leverage, the effects of economic slowdowns, surplus capacity, increased competition, fluctuations of fuel prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies, environmental damage, difficulty in raising capital, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎	MLP Risk. The Fund invests in securities of MLPs, which are subject to the following risks:
–	Limited partner risk. An MLP is a public limited partnership or limited liability company taxed as a partnership under the Code. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP.
–	Liquidity risk. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities and, therefore, more difflcult to trade at desirable times and/or prices.
–	Interest rate risk. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. MLPs generally are considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
–	General partner risk. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member.

Additionally, if the Fund were to invest more than 25% of its total assets in MLPs that are taxed as partnerships this could cause the Fund to lose its status as regulated investment company under Subchapter M of the Internal Revenue Code.

∎	MLP tax risk. MLPs taxed as partnerships do not pay US federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being classified as a corporation for US federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and, as a result, could cause a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income. Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. If an MLP in which the Fund invests amends its partnership tax return, the Fund will, when necessary, send you a corrected Form 1099, which could, in turn, require you to amend your federal, state or local tax returns.
∎	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid continued on page 6

9                         Invesco Global Infrastructure Fund

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–98.74%
Australia–5.16%
APA Group	12,833	$77,546
Macquarie Atlas Roads Group	10,753	38,538
Spark Infrastructure Group	80,264	135,270
Sydney Airport	10,326	49,042
Transurban Group	27,328	215,529
		515,925

Canada–14.98%
Enbridge Inc.	10,891	470,313
Fortis, Inc.	6,028	198,435
Keyera Corp.	1,397	41,933
Pembina Pipeline Corp.	8,111	249,211
TransCanada Corp.	11,343	513,511
Veresen Inc.	2,566	23,245
		1,496,648

China–2.96%
Beijing Capital International Airport Co. Ltd.–Class H	34,000	35,642
Beijing Enterprises Holdings Ltd.	4,500	22,473
Beijing Enterprises Water Group Ltd.	48,000	34,845
China Merchants Port Holdings Co. Ltd.	16,000	41,414
China Resources Gas Group Ltd.	15,335	48,148
ENN Energy Holdings Ltd.	14,000	65,889
Jiangsu Expressway Co. Ltd.–Class H	14,000	19,063
Shenzhen Expressway Co. Ltd.–Class H	28,000	28,084
		295,558

France–2.26%
Aéroports de Paris	501	50,603
Eiffage S.A.	618	45,783
Eutelsat Communications S.A.	763	15,998
Groupe Eurotunnel SE	6,812	63,701
Vinci S.A.	694	50,172
		226,257

Hong Kong–1.27%
China Gas Holdings Ltd.	12,000	18,289
Hong Kong & China Gas Co., Ltd. (The)	55,320	108,422
		126,711

Italy–3.43%
Atlantia S.p.A.	5,836	143,099
Infrastrutture Wireless Italiane S.p.A.–REGS(a)	6,459	30,560
Snam S.p.A.	31,954	168,626
		342,285

Japan–1.62%
Japan Airport Terminal Co., Ltd.	800	30,782
Tokyo Gas Co., Ltd.	29,000	131,481
		162,263

	Shares	Value
Luxembourg–1.99%
SES S.A.	8,665	$199,276

Mexico–0.87%
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V.–ADR	1,252	58,468
Grupo Aeroportuario del Sureste S.A.B. de C.V.–ADR	177	28,143
		86,611

New Zealand–0.53%
Auckland International Airport Ltd.	11,267	53,092

Spain–5.79%
Aena S.A.–REGS(a)	539	79,138
Cellnex Telecom S.A.–REGS(a)	3,458	56,788
Ferrovial S.A.	12,756	247,935
Ferrovial, S.A.–Rts.(b)	12,346	5,286
Red Eléctrica Corp. S.A.	9,079	189,172
		578,319

Switzerland–0.47%
Flughafen Zürich AG	253	46,472

United Kingdom–9.07%
National Grid PLC	52,362	681,883
Severn Trent PLC	2,440	69,433
United Utilities Group PLC	13,503	155,114
		906,430

United States–48.34%
American Tower Corp.–Class A	5,370	629,310
American Water Works Co., Inc.	1,941	143,712
Aqua America Inc.	3,281	100,727
Atmos Energy Corp.	2,598	193,265
Cheniere Energy, Inc.(b)	2,549	96,097
Consolidated Edison, Inc.	486	36,717
Crown Castle International Corp.	4,018	365,598
Dominion Resources, Inc.	342	25,718
Enbridge Energy Partners, L.P.	1,866	45,997
Eversource Energy	3,031	166,887
Kinder Morgan Inc.	28,845	589,303
NextEra Energy, Inc.	737	94,336
NiSource Inc.	2,241	52,126
OGE Energy Corp.	3,254	101,004
ONE Gas, Inc.	651	39,893
ONEOK, Inc.	1,655	80,152
Pattern Energy Group Inc.	2,256	50,422
PG&E Corp.	9,322	579,083
SBA Communications Corp.–Class A(b)	1,579	178,869
SemGroup Corp.–Class A	1,621	52,277
Sempra Energy	3,920	419,832
Southwest Gas Corp.	592	42,896

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Infrastructure Fund

	Shares	Value
United States–(continued)
Spectra Energy Corp.	8,495	$355,176
Targa Resources Corp.	2,184	95,878
Williams Cos., Inc. (The)	10,088	294,570
		4,829,845
Total Common Stocks & Other Equity Interests (Cost $9,320,571)		9,865,692

Money Market Funds–4.96%
Government & Agency Portfolio–Institutional Class, 0.29%(c)	297,308	297,308
Treasury Portfolio–Institutional Class, 0.22%(c)	198,206	198,206
Total Money Market Funds (Cost $495,514)		495,514
TOTAL INVESTMENTS–103.70% (Cost $9,816,085)		10,361,206
OTHER ASSETS LESS LIABILITIES–(3.70)%		(369,781)
NET ASSETS–100.00%		$9,991,425

Investment Abbreviations:

ADR	– American Depositary Receipt
REGS	– Regulation S
Rts.	– Rights

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $166,486, which represented 1.67% of the Fund’s Net Assets.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Infrastructure Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $9,320,571)	$9,865,692
Investments in affiliated money market funds, at value and cost	495,514
Total investments, at value (Cost $9,816,085)	10,361,206
Foreign currencies, at value (Cost $42,707)	42,541
Receivable for:
Investments sold	137,414
Fund shares sold	33,654
Dividends	9,767
Fund expenses absorbed	42,750
Investment for trustee deferred compensation and retirement plans	5,148
Other assets	16,418
Total assets	10,648,898

Liabilities:
Payable for:
Investments purchased	564,663
Fund shares reacquired	18,676
Accrued fees to affiliates	4,344
Accrued trustees’ and officers’ fees and benefits	1,752
Accrued other operating expenses	62,890
Trustee deferred compensation and retirement plans	5,148
Total liabilities	657,473
Net assets applicable to shares outstanding	$9,991,425

Net assets consist of:
Shares of beneficial interest	$10,423,395
Undistributed net investment income	13,008
Undistributed net realized gain (loss)	(989,788)
Net unrealized appreciation	544,810
$9,991,425

Net Assets:
Class A	$4,193,751
Class C	$427,754
Class R	$69,129
Class Y	$5,176,900
Class R5	$9,630
Class R6	$114,261

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	436,132
Class C	44,578
Class R	7,193
Class Y	538,230
Class R5	1,001
Class R6	11,879
Class A:
Net asset value per share	$9.62
Maximum offering price per share
(Net asset value of $9.62 ÷ 94.50%)	$10.18
Class C:
Net asset value and offering price per share	$9.60
Class R:
Net asset value and offering price per share	$9.61
Class Y:
Net asset value and offering price per share	$9.62
Class R5:
Net asset value and offering price per share	$9.62
Class R6:
Net asset value and offering price per share	$9.62

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Infrastructure Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $14,161)	$262,079
Dividends from affiliated money market funds	436
Total investment income	262,515

Expenses:
Advisory fees	69,795
Administrative services fees	50,000
Custodian fees	27,514
Distribution fees:
Class A	8,757
Class C	3,263
Class R	212
Transfer agent fees — A, C, R and Y	14,517
Transfer agent fees — R5	15
Transfer agent fees — R6	129
Trustees’ and officers’ fees and benefits	19,096
Registration and filing fees	69,257
Reports to shareholders	16,293
Professional services fees	53,628
Other	15,695
Total expenses	348,171
Less: Fees waived and expenses reimbursed	(240,545)
Net expenses	107,626
Net investment income	154,889

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(443,800)
Foreign currencies	(1,164)
(444,964)
Change in net unrealized appreciation (depreciation) of:
Investment securities	550,819
Foreign currencies	(330)
550,489
Net realized and unrealized gain	105,525
Net increase in net assets resulting from operations	$260,414

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Infrastructure Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$154,889	$116,315
Net realized gain (loss)	(444,964)	(552,937)
Change in net unrealized appreciation (depreciation)	550,489	(237,868)
Net increase (decrease) in net assets resulting from operations	260,414	(674,490)

Distributions to shareholders from net investment income:
Class A	(58,780)	(60,858)
Class C	(3,050)	(3,618)
Class R	(583)	(312)
Class Y	(83,322)	(67,818)
Class R5	(179)	(240)
Class R6	(1,566)	(1,238)
Total distributions from net investment income	(147,480)	(134,084)

Distributions to shareholders from net realized gains:
Class A	—	(2,842)
Class C	—	(250)
Class R	—	(17)
Class Y	—	(2,396)
Class R5	—	(11)
Class R6	—	(50)
Total distributions from net realized gains	—	(5,566)

Share transactions–net:
Class A	896,696	1,132,351
Class C	142,834	135,558
Class R	40,880	15,617
Class Y	885,878	2,334,806
Class R6	43,676	36,561
Net increase in net assets resulting from share transactions	2,009,964	3,654,893
Net increase in net assets	2,122,898	2,840,753

Net assets:
Beginning of year	7,868,527	5,027,774
End of year (includes undistributed net investment income of $13,008 and $1,429, respectively)	$9,991,425	$7,868,527

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Global Infrastructure Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

14                         Invesco Global Infrastructure Fund

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer

15                         Invesco Global Infrastructure Fund

derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Master Limited Partnerships - The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

The Fund is non-diversified and will invest in securities of fewer issues than if it were diversified.

F.	Return of Capital — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.
G.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
I.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
J.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
K.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

16                         Invesco Global Infrastructure Fund

unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2.5 billion	0.84%
Next $2 billion	0.80%
Next $3.5 billion	0.785%
Over $8 billion	0.77%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 0.84%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.15%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees and reimbursed fund level expenses of $225,884 and reimbursed class level expenses of $6,188, $576, $75, $7,678, $15 and $129 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of

17                         Invesco Global Infrastructure Fund

0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $1,970 in front-end sales commissions from the sale of Class A shares and $101 from Class C for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2016, there were transfers from Level 1 to Level 2 of $829,106 and from Level 2 to Level 1 of $461,711, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$515,925	$—	$515,925
Canada	1,496,648	—	—	1,496,648
China	203,587	91,971	—	295,558
France	66,601	159,656	—	226,257
Hong Kong	126,711	—	—	126,711
Italy	30,560	311,725	—	342,285
Japan	30,782	131,481	—	162,263
Luxembourg	199,276	—	—	199,276
Mexico	86,611	—	—	86,611
New Zealand	53,092	—	—	53,092
Spain	141,212	437,107	—	578,319
Switzerland	—	46,472	—	46,472
United Kingdom	—	906,430	—	906,430
United States	4,829,845	—	—	4,829,845
Money Market Funds	495,514	—	—	495,514
Total Investments	$7,760,439	$2,600,767	$—	$10,361,206

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

18                         Invesco Global Infrastructure Fund

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$147,480	$139,650

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$16,249
Net unrealized appreciation — investments	137,447
Net unrealized appreciation (depreciation) — other investments	(311)
Temporary book/tax differences	(4,983)
Capital loss carryforward	(580,372)
Shares of beneficial interest	10,423,395
Total net assets	$9,991,425

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2016, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$533,512	$46,860	$580,372

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $9,126,194 and $7,051,680, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$329,636
Aggregate unrealized (depreciation) of investment securities	(192,189)
Net unrealized appreciation of investment securities	$137,447

Cost of investments for tax purposes is $10,223,759.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership reclassifications and foreign currency transactions, on October 31, 2016, undistributed net investment income was increased by $4,170, undistributed net realized gain (loss) was decreased by $4,013 and shares of beneficial interest was decreased by $157. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Global Infrastructure Fund

NOTE 9—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	150,770	$1,439,352	143,984	$1,475,203
Class C	27,743	259,588	29,868	308,833
Class R	5,110	47,978	1,695	16,483
Class Y	199,905	1,858,567	240,411	2,436,493
Class R6	9,451	87,462	4,688	46,838

Issued as reinvestment of dividends:
Class A	3,637	33,164	2,847	28,336
Class C	309	2,803	350	3,495
Class R	48	450	13	129
Class Y	5,820	53,018	3,117	30,694
Class R6	151	1,386	105	1,036

Reacquired:
Class A	(61,640)	(575,820)	(37,680)	(371,188)
Class C	(12,940)	(119,557)	(17,777)	(176,770)
Class R	(812)	(7,548)	(93)	(995)
Class Y	(111,869)	(1,025,707)	(13,557)	(132,381)
Class R6	(4,938)	(45,172)	(1,145)	(11,313)
Net increase in share activity	210,745	$2,009,964	356,826	$3,654,893

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 30% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

20                         Invesco Global Infrastructure Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/16	$9.50	$0.17	$0.11	$0.28	$(0.16)	$—	$(0.16)	$9.62	3.01%	$4,194	1.40	%(d)	4.29	%(d)	1.76	%(d)	85%
Year ended 10/31/15	10.66	0.17	(1.11)	(0.94)	(0.21)	(0.01)	(0.22)	9.50	(8.85)	3,262	1.40		6.36		1.68		84
Year ended 10/31/14(e)	10.00	0.08	0.63	0.71	(0.05)	—	(0.05)	10.66	7.12	2,497	1.39	(f)	8.60	(f)	1.51	(f)	19
Class C
Year ended 10/31/16	9.48	0.10	0.11	0.21	(0.09)	—	(0.09)	9.60	2.24	428	2.15	(d)	5.04	(d)	1.01	(d)	85
Year ended 10/31/15	10.64	0.09	(1.10)	(1.01)	(0.14)	(0.01)	(0.15)	9.48	(9.56)	279	2.15		7.11		0.93		84
Year ended 10/31/14(e)	10.00	0.04	0.63	0.67	(0.03)	—	(0.03)	10.64	6.71	181	2.14	(f)	9.35	(f)	0.76	(f)	19
Class R
Year ended 10/31/16	9.49	0.14	0.11	0.25	(0.13)	—	(0.13)	9.61	2.76	69	1.65	(d)	4.54	(d)	1.51	(d)	85
Year ended 10/31/15	10.66	0.14	(1.11)	(0.97)	(0.19)	(0.01)	(0.20)	9.49	(9.18)	27	1.65		6.61		1.43		84
Year ended 10/31/14(e)	10.00	0.07	0.64	0.71	(0.05)	—	(0.05)	10.66	7.05	13	1.64	(f)	8.85	(f)	1.26	(f)	19
Class Y
Year ended 10/31/16	9.50	0.19	0.11	0.30	(0.18)	—	(0.18)	9.62	3.27	5,177	1.15	(d)	4.04	(d)	2.01	(d)	85
Year ended 10/31/15	10.67	0.20	(1.12)	(0.92)	(0.24)	(0.01)	(0.25)	9.50	(8.70)	4,223	1.15		6.11		1.93		84
Year ended 10/31/14(e)	10.00	0.09	0.64	0.73	(0.06)	—	(0.06)	10.67	7.29	2,287	1.14	(f)	8.35	(f)	1.76	(f)	19
Class R5
Year ended 10/31/16	9.50	0.19	0.11	0.30	(0.18)	—	(0.18)	9.62	3.27	10	1.15	(d)	4.02	(d)	2.01	(d)	85
Year ended 10/31/15	10.67	0.20	(1.12)	(0.92)	(0.24)	(0.01)	(0.25)	9.50	(8.70)	10	1.15		6.00		1.93		84
Year ended 10/31/14(e)	10.00	0.09	0.64	0.73	(0.06)	—	(0.06)	10.67	7.29	11	1.14	(f)	8.34	(f)	1.76	(f)	19
Class R6
Year ended 10/31/16	9.50	0.19	0.11	0.30	(0.18)	—	(0.18)	9.62	3.27	114	1.15	(d)	4.02	(d)	2.01	(d)	85
Year ended 10/31/15	10.67	0.20	(1.12)	(0.92)	(0.24)	(0.01)	(0.25)	9.50	(8.70)	69	1.15		6.00		1.93		84
Year ended 10/31/14(e)	10.00	0.09	0.64	0.73	(0.06)	—	(0.06)	10.67	7.29	38	1.14	(f)	8.34	(f)	1.76	(f)	19

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $3,503, $326, $42, $4,346, $9 and $82 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of May 2, 2014.
(f)	Annualized.

NOTE 11—Subsequent Event

Effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in Note 2) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.03%, respectively, of the Fund’s average daily net assets.

21                         Invesco Global Infrastructure Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of the Invesco Global Infrastructure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Global Infrastructure Fund (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 2, 2014 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

22                         Invesco Global Infrastructure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (10/31/16)	Expenses Paid During Period[2,4]
A	1,000.00	$1,034.70	$7.16	$1,018.10	$7.10	1.40%
C	1,000.00	1,030.90	10.98	1,014.33	10.89	2.15
R	1,000.00	1,033.50	8.43	1,016.84	8.36	1.65
Y	1,000.00	1,036.00	5.89	1,019.36	5.84	1.15
R5	1,000.00	1,036.00	5.89	1,019.36	5.84	1.15
R6	1,000.00	1,036.00	5.89	1,019.36	5.84	1.15

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective January 1, 2017, the Fund’s Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C and Class R, Class Y, Class R5 and Class R6 shares to 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.03% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.03% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $6.55, $10.36, $7.82, $5.27, $5.27 and $5.27 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $6.50, $10.28, $7.76, $5.23, $5.23 and $5.23 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

23                         Invesco Global Infrastructure Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Infrastructure Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Evaluation of Investment Advisory and Sub-Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one calendar year to the performance of funds in the Broadridge performance universe and against the Lipper Global Infrastructure Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual

24                         Invesco Global Infrastructure Fund

management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through February 28, 2017 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that

Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

25                         Invesco Global Infrastructure Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	93.72%
Corporate Dividends Received Deduction*	53.94%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco Global Infrastructure Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Infrastructure Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Global Infrastructure Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Global Infrastructure Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Infrastructure Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	GBLI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Global Market Neutral Fund
Nasdaq:
A: MKNAX ∎ C: MKNCX ∎ R: MKNRX ∎ Y: MKNYX ∎ R5: MKNFX ∎ R6: MKNSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                          Invesco Global Market Neutral Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

Bruce Crockett	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                          Invesco Global Market Neutral Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Global Market Neutral Fund (the Fund), at net asset value (NAV), underperformed the Citigroup 90-Day Treasury Bill Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.64%
Class C Shares	-4.27
Class R Shares	-3.75
Class Y Shares	-3.43
Class R5 Shares	-3.43
Class R6 Shares	-3.33
Citigroup 90-Day Treasury Bill Index▼ (Broad Market/Style-Specific Index)	0.22
Lipper Alternative Equity Market Neutral Funds Index∎ (Peer Group Index)	1.39

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The global economy continued to expand, albeit slowly, for the fiscal year. However, that growth became increasingly uneven across developed and emerging economies, amid continued volatility in oil prices and as the policies of central banks globally began to diverge.

    An equity market rally in November 2015 was offset by negative performance in December, as a late-year crash in oil prices rattled the markets. Also in December, the US Federal Reserve (the Fed) followed through on its commitment to normalize monetary policy by raising interest rates – its first increase since 2006 – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing and negative interest rates.

    Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China and falling oil prices. Markets recovered in late February and posted gains amid concerted central bank commitments to very loose monetary policy. As a result, the US dollar fell sharply against the euro and Japanese yen, a development that was largely supportive of oil and stock prices.

    All major global stock indexes experienced steep declines again in June after UK voters opted to leave the European Union. Stocks in economically sensitive sectors, including energy and financials, were hardest hit, and investors flocked to the perceived safety of US Treasuries and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

    After the initial shock of the UK vote, stocks made a strong recovery, regaining most of their losses as fears of a shock to consumer confidence never materialized. For the remainder of the reporting period, emerging markets outperformed as the Fed left interest rates unchanged and expectations for an interest rate increase were delayed again.

    The Fund follows a market neutral strategy, which is designed to produce a portfolio that experiences minimal influence from the return patterns of the general US stock market. As part of the investment process, the Fund evaluates fundamental and behavioral factors to forecast individual securities’ returns and risks and ranks these securities based on their attractiveness relative to industry peers. The Fund then implements its strategy by purchasing highly ranked stocks as long positions and establishing

Portfolio Composition
By sector, based on total net assets
	Equity Securities		Gross	Net
	Long[1]	Short[2]	Exposure[3]	Exposure[4]
Industrials	21.0	15.3	36.3	5.7
Information Technology	19.8	19.5	39.3	0.3
Consumer Discretionary	13.6	15.0	28.6	-1.4
Materials	8.9	8.1	17.0	0.8
Health Care	7.7	7.0	14.7	0.7
Energy	6.9	8.0	14.9	-1.1
Consumer Staples	4.2	3.4	7.6	0.8
Financials	3.9	3.7	7.6	0.2
Telecommunication Services	2.5	1.5	4.0	1.0
Utilities	1.9	2.8	4.7	-0.9
Real Estate	1.8	6.6	8.4	-4.8
Money Market Funds
Plus Other Assets Less Liabilities	7.8	0.0	7.8	7.8
Total	100.0	90.9	190.9	9.1

1	Represents the value of the equity securities in the portfolio.
2	Represents the value of the equity securities underlying the Fund’s equity short portfolio swap.
3	Represents the cumulative exposure of the Fund’s long and short positions.
4	Represents the net exposure of the Fund’s long and short positions.

Total Net Assets	$21.9 million

Data presented here are as of October 31, 2016.

4                         Invesco Global Market Neutral Fund

short positions in the poorly ranked stocks within their respective industries. Given minimal exposure to the market, the offsetting long and short positions generate return and manage risk.

    In a market neutral construct, a positive spread between the top- and bottom-ranked stocks (long and short candidates for the portfolio) is intended to lead to outperformance relative to the Citigroup 90-Day Treasury Bill Index. During the fiscal year, the Fund was challenged by macroeconomic influences that likely hindered investor focus on individual stock fundamentals. One of the key catalysts for this behavior was the Fed’s decision to leave interest rates unchanged in mid-February which motivated investors to seek growth, focus less on quality and valuation, and assume higher risk to earn returns. Across most sectors, the Fund generated negative returns but the greatest impact was in the health care, information technology (IT) and energy sectors as these sectors represented the Fund’s highest gross exposure during the fiscal year. The best result was in the telecommunication services sector.

    In the health care sector, both the long and short positions moved against us. Our long biotechnology holdings sold off early in the fiscal year as investors took profits and reduced risk given strong returns in 2015, and the potential threat of regulatory action due to skyrocketing drug prices. Later in the fiscal year, a few of the Fund’s short positions rallied off depressed levels due to positive drug development or FDA approval news, as well as acquisition activity in the industry.

    In the IT sector, our short holdings outpaced the long holdings across most industries during the fiscal year. The worst results were in the computer electronics and communications equipment industries.

    In the energy sector, lower-quality companies with burdensome balance sheets significantly outperformed higher-quality companies with stronger balance sheets during the fiscal year. Consequently, the Fund’s long energy holdings, particularly in the oil and gas exploration industry, failed to outperform the short holdings.

    In the telecommunication services sector, both long and short holdings contributed to Fund performance during the fiscal year.

    Please note that the Fund may utilize derivative instruments that include equity total return swaps and futures contracts. During the reporting period, the Fund utilized equity total return swaps to efficiently implement its strategy, but did not use futures contracts. The implementation impact of using equity total return swaps is a component of transaction costs. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco Global Market Neutral Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Market Neutral Fund.
He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Uwe Draeger Portfolio Manager, is manager of Invesco Global Market Neutral Fund. He joined Invesco in
2005. Mr. Draeger earned a Diplom-Ökonom degree from Hochschule für Ökonomie Berlin, an MA from City of London Polytechnic and an MBA from Anglia Business School (Cambridge).

Nils Huter Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Market Neutral Fund.
He joined Invesco in 2007. Mr. Huter earned a business administration degree, Diplom Kaufmann (FH), the University of Applied Sciences and Arts in Hildesheim.

Charles Ko Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Market Neutral Fund.
He joined Invesco in 2012. Mr. Ko earned a BS from MIT and an MBA from Yale University.

Jens Langewand Portfolio Manager, is manager of Invesco Global Market Neutral Fund. He joined Invesco in
2007. Mr. Langewand earned a Diplom Kaufmann degree from the University of Münster and a PhD from the University of Augsburg.

Andrew Waisburd Portfolio Manager, is manager of Invesco Global Market Neutral Fund. He joined Invesco in
2008. Dr. Waisburd earned a BS in statistics from Cornell University and an MS and a PhD in finance from Indiana University.

Donna Chapman Wilson Portfolio Manager and Director of Portfolio Management, is
manager of Invesco Global Market Neutral Fund. She joined Invesco in 1997. Ms. Chapman Wilson earned a BA in economics from Hampton University and an MBA in finance from the Wharton School of the University of Pennsylvania.

5                          Invesco Global Market Neutral Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/19/13

1  Source: Lipper Inc.

2  Source: FactSet Research Systems Inc.

*Includes the effect of the Adviser pay-in for an economic loss of $0.52 per share

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

tion or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The Citigroup 90-Day Treasury Bill Index is an unmanaged index representative of three-month Treasury bills.
∎	The Lipper Alternative Equity Market Neutral Funds Index is an unmanaged index considered representative of funds that employ portfolio strategies generating consistent returns in both up and down markets by selecting positions with a total net market exposure of zero.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                          Invesco Global Market Neutral Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	-1.52	%*
1 Year	-8.94

Class C Shares
Inception (12/19/13)	-0.24	%*
1 Year	-5.22

Class R Shares
Inception (12/19/13)	0.23	%*
1 Year	-3.75

Class Y Shares
Inception (12/19/13)	0.68	%*
1 Year	-3.43

Class R5 Shares
Inception (12/19/13)	0.68	%*
1 Year	-3.43

Class R6 Shares
Inception (12/19/13)	0.72	%*
1 Year	-3.33

*	Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share for the fiscal period-end 2014 and $0.11 for fiscal period-end 2015. Had the pay-in not been made, average annual total returns were estimated at -3.36%, -2.13%, -1.64%, -1.18%, -1.18% and -1.15% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.62%, 2.37%, 1.87%, 1.37%, 1.37% and 1.37%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 3.29%, 4.04%, 3.54%, 3.04%, 2.98% and 2.98%, respectively. The

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	-1.93%**
1 Year	-9.69

Class C Shares
Inception (12/19/13)	-0.58%**
1 Year	-6.00

Class R Shares
Inception (12/19/13)	-0.13%**
1 Year	-4.54

Class Y Shares
Inception (12/19/13)	0.34%**
1 Year	-4.12

Class R5 Shares
Inception (12/19/13)	0.34%**
1 Year	-4.22

Class R6 Shares
Inception (12/19/13)	0.38%**
1 Year	-4.12

**	Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share for the fiscal period-end 2014 and $0.11 for fiscal period-end 2015. Had the pay-in not been made, average annual total returns were estimated at -3.83%, -2.54%, -2.08%, -1.60%, -1.60% and -1.56% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

7                          Invesco Global Market Neutral Fund

Invesco Global Market Neutral Fund’s investment objective is to seek to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective. In particular, there is no guarantee that the portfolio manager’s stock selection process will produce a market neutral portfolio that reduces or eliminates the Fund’s exposure to general US stock market risk, sector or industry-specific risk or market capitalization risk. In addition, the Fund’s market neutral investment strategy will likely cause the Fund to underperform the broader US equity market during market rallies. Such underperformance could be significant during sudden or significant market rallies.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short posi-

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                 Invesco Global Market Neutral Fund

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–92.15%
Australia–2.04%
BlueScope Steel Ltd.	26,621	$157,944
Cochlear Ltd.	862	83,752
Medibank Private Ltd.	25,396	49,839
Metcash Ltd.(a)	40,564	61,402
Treasury Wine Estates Ltd.	11,633	95,034
		447,971

Canada–5.81%
ARC Resources Ltd.	10,600	179,953
Barrick Gold Corp.	7,933	139,585
Canadian Tire Corp., Ltd.–Class A	1,000	97,208
Crescent Point Energy Corp.	6,800	80,966
Enerplus Corp.	23,115	155,622
Kinross Gold Corp.(a)	20,800	80,796
Metro Inc.	4,500	139,102
Russel Metals, Inc.	4,133	65,789
Teck Resources Ltd.–Class B	15,511	334,911
		1,273,932

China–0.91%
Yangzijiang Shipbuilding Holdings Ltd.	375,600	200,679

Denmark–2.06%
Dfds A/S	709	34,268
Pandora A/S	380	49,464
Vestas Wind Systems A/S	4,575	366,967
		450,699

Finland–0.56%
UPM-Kymmene Oyj	5,261	122,435

France–2.32%
Nexans S.A.(a)	686	38,993
Nexity S.A.	2,200	110,543
Peugeot S.A.(a)	17,359	260,017
Valeo S.A.	1,737	100,107
		509,660

Germany–3.84%
Aurubis AG	2,106	109,559
Hochtief AG	1,508	205,850
Osram Licht AG	646	36,627
ProSiebenSat.1 Media SE	4,950	213,334
Software AG	5,317	193,196
Suedzucker AG	3,302	84,602
		843,168

Hong Kong–0.53%
CLP Holdings Ltd.	6,000	60,975
NWS Holdings Ltd.	31,000	54,921
		115,896

	Shares	Value
Italy–0.22%
A2A S.p.A.	35,738	$48,744

Japan–20.52%
Aeon Mall Co., Ltd.	6,100	90,745
Asahi Glass Co., Ltd.	5,000	35,045
Dai Nippon Printing Co., Ltd.	27,000	271,009
Daiichi Sankyo Co., Ltd.	5,600	134,706
Daiichikosho Co., Ltd.	2,400	104,477
Daiwa House Industry Co., Ltd.	2,500	68,803
Denka Co., Ltd.	32,000	145,559
Fuji Heavy Industries Ltd.	1,300	50,617
Fujikura Ltd.	10,000	58,933
Fujitsu Ltd.	52,000	308,211
Haseko Corp.	6,300	61,329
Ibiden Co., Ltd.	24,300	352,611
Iida Group Holdings Co., Ltd.	18,400	356,016
JTEKT Corp.	4,800	70,983
Konica Minolta Inc.	11,000	98,490
LIXIL Group Corp.	4,200	96,480
Marubeni Corp.	17,400	91,567
Medipal Holdings Corp.	8,400	143,289
Miraca Holdings Inc.	2,000	96,412
Mitsubishi Corp.	3,200	69,911
Mitsui & Co., Ltd.	16,500	229,047
mixi, Inc.	8,200	302,227
Nippon Telegraph & Telephone Corp.	3,600	159,977
Panasonic Corp.	6,300	65,752
Penta-Ocean Construction Co., Ltd.	43,000	256,692
TDK Corp.	600	41,444
Tokyo Gas Co., Ltd.	56,000	253,895
Toppan Printing Co., Ltd.	26,000	244,637
West Japan Railway Co.	3,900	240,698
		4,499,562

Macau–0.33%
MGM China Holdings Ltd.	43,600	72,185

Netherlands–0.66%
Corbion N.V.	2,210	50,995
PostNL N.V.(a)	10,140	47,775
Randstad Holding N.V.	895	46,033
		144,803

New Zealand–0.37%
SKYCITY Entertainment Group Ltd.	29,153	81,299

Norway–0.98%
SalMar ASA	6,614	214,681

Singapore–0.76%
SATS Ltd.	47,900	166,651

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Global Market Neutral Fund

	Shares	Value
Spain–1.56%
Endesa, S.A.	2,608	$55,440
Mediaset Espana Comunicacion S.A.	15,093	168,583
Prosegur Cia de Seguridad S.A.	16,147	117,342
		341,365

Sweden–0.97%
Intrum Justitia AB	6,916	213,256

Switzerland–2.71%
Forbo Holding AG	34	43,361
Georg Fischer AG	232	205,548
Lonza Group AG	1,267	239,175
Oriflame Golding AG(a)	2,868	105,455
		593,539

United Kingdom–7.79%
Berendsen PLC	11,940	141,154
Dechra Pharmaceuticals PLC	4,478	73,708
Dominos Pizza Group PLC	17,301	72,009
Fiat Chrysler Automobiles N.V.	23,745	173,861
GlaxoSmithKline PLC	10,088	199,369
Go-Ahead Group PLC	1,979	50,230
Moneysupermarket.com Group PLC	50,706	162,305
Noble Corp. PLC	32,600	161,044
QinetiQ Group PLC	85,987	241,870
Royal Dutch Shell PLC	1,828	47,179
Subsea 7 S.A.(a)	13,615	152,250
Synthomer PLC	8,800	38,490
Vodafone Group PLC	43,543	119,537
WH Smith PLC	4,232	76,160
		1,709,166

United States–37.21%
Abercrombie & Fitch Co.–Class A	7,500	109,575
Amgen Inc.	800	112,928
Annaly Capital Management Inc.	6,200	64,232
Apple Inc.	1,752	198,922
AT&T Inc.	1,027	37,783
Best Buy Co., Inc.	4,500	175,095
Boeing Co. (The)	1,722	245,265
Cabot Corp.	7,286	379,892
Chemours Co. (The)	3,058	50,243
Cisco Systems, Inc.	12,793	392,489
Citigroup Inc.	5,761	283,153
Comcast Corp. -Class A	2,200	136,004
Commercial Metals Co.	5,000	78,550
CONSOL Energy Inc.	4,463	75,648
Continental Resources, Inc.(a)	1,198	58,594
Darden Restaurants, Inc.	2,200	142,538
Dean Foods Co.	6,424	117,302
Delta Air Lines, Inc.	3,500	146,195

	Shares	Value
United States–(continued)
Denbury Resources Inc.(a)	17,860	$42,686
E*TRADE Financial Corp.(a)	3,445	97,011
eBay Inc.(a)	4,100	116,891
Ensco PLC–Class A	20,162	157,667
Gilead Sciences, Inc.	4,289	315,799
Hologic, Inc.(a)	3,800	136,838
HP Inc.	26,474	383,608
Huntington Ingalls Industries, Inc.	600	96,816
Intel Corp.	10,286	358,673
Lear Corp.	1,135	139,355
Leidos Holdings, Inc.	7,286	302,879
LyondellBasell Industries N.V.–Class A	800	63,640
Michael Kors Holdings Ltd.(a)	2,700	137,106
Navient Corp.	8,176	104,489
NetApp, Inc.	2,700	91,638
Newmont Mining Corp.	5,507	203,979
Nuance Communications, Inc.(a)	9,193	128,886
NVIDIA Corp.	2,708	192,701
Pilgrim’s Pride Corp.	2,900	63,336
Pitney Bowes Inc.	3,700	66,008
Public Storage	597	127,591
QUALCOMM, Inc.	3,398	233,511
Range Resources Corp.	1,322	44,671
RR Donnelley & Sons CoRR Donnelley & Sons Co.	8,028	142,497
Teradata Corp.(a)	2,146	57,856
Teradyne, Inc.	11,100	258,519
Tesoro Corp.	669	56,845
United Therapeutics Corp.(a)	404	48,508
Urban Outfitters, Inc.(a)	2,794	93,459
Valero Energy Corp.	4,067	240,929
VeriSign, Inc.(a)	1,900	159,638
Verizon Communications Inc.	4,770	229,437
Voya Financial, Inc.	8,700	265,785
Wal-Mart Stores, Inc.	634	44,393
WellCare Health Plans Inc.(a)	887	100,684
Western Refining, Inc.	1,800	51,930
		8,160,667
Total Common Stocks & Other Equity Interests (Cost $18,684,532)		20,210,358

Money Market Funds–4.26%
Government & Agency Portfolio, 0.29%(b)	560,789	560,789
Treasury Portfolio, 0.22%(b)	373,859	373,859
Total Money Market Funds (Cost $934,648)		934,648
TOTAL INVESTMENTS–96.41% (Cost $19,619,180)		21,145,006
OTHER ASSETS LESS LIABILITIES–3.59%		786,288
NET ASSETS–100.00%		$21,931,294

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Market Neutral Fund

Open Over-The-Counter Total Return Swap Agreements
Reference Entity	Counterparty	Expiration Date	Floating Rate Index(1)	Notional Value	Unrealized Appreciation (Depreciation)(2)	Net Value of Reference Entities
Australia Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2017	Federal Funds floating rate	$(339,151)	$678	$(334,892)
Canada Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2017	Federal Funds floating rate	(1,132,470)	14,690	(1,116,933)
Denmark Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2017	Federal Funds floating rate	(271,694)	7,811	(263,878)
Hong Kong Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2017	Federal Funds floating rate	(105,143)	(1,576)	(106,717)
Japan Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2017	Federal Funds floating rate	(4,549,107)	(53,644)	(4,590,057)
Norway Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2017	Federal Funds floating rate	(199,221)	4,656	(194,562)
Singapore Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2017	Federal Funds floating rate	(566,637)	11,240	(555,381)
Spain Equity Securities-Short	Morgan Stanley & Co. LLC	02/23/2017	Federal Funds floating rate	(288,727)	12,260	(276,462)
Supranational Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2017	Federal Funds floating rate	(2,166,347)	4,315	(2,161,981)
Sweden Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2017	Federal Funds floating rate	(208,571)	4,612	(203,955)
Switzerland Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2017	Federal Funds floating rate	(687,958)	9,759	(678,200)
United Kingdom Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2017	Federal Funds floating rate	(1,313,532)	16,517	(1,293,093)
United States Equity Securities-Short	Morgan Stanley & Co. LLC	01/22/2017	Federal Funds floating rate	(8,301,587)	146,684	(8,153,323)
Total Return Swap Agreements — Equity Risk					$178,002	$(19,929,434)

(1)	The Fund receives or pays the total return on the short positions underlying the total return swap, and receives a specific Federal Funds floating rate. The total return swaps are settled in U.S. Dollars.
(2)	Amount includes $(22,709) of dividends and financing fees.

The following table represents the individual short positions and related values of equity securities underlying the total return swaps with Morgan Stanley & Co. LLC, as of October 31, 2016.

	Shares	Value
Equity Securities — Short
Australia
Australia and New Zealand Banking Group Ltd.	(2,440)	$(51,689)
Bank of Queensland Ltd.	(12,361)	(98,349)
Crown Resorts Ltd.	(22,316)	(184,854)
		(334,892)

Canada
AltaGas Ltd.	(4,300)	(106,406)
Enbridge Inc.	(3,100)	(133,869)
Gildan Activewear Inc.	(12,015)	(308,605)
MacDonald, Dettwiler and Associates Ltd.	(1,200)	(68,685)
PrairieSky Royalty Ltd.	(5,420)	(117,876)
Pretium Resources Inc.	(8,477)	(82,858)
Rogers Communications, Inc.–Class B	(2,200)	(88,508)
Silver Wheaton Crop.	(6,100)	(146,991)
Stella-Jones Inc.	(1,779)	(63,135)
		(1,116,933)

Denmark
Genmab A/S	(1,253)	(206,742)
Jyske Bank A/S	(1,259)	(57,136)
		(263,878)

Hong Kong
Hong Kong & China Gas Co., Ltd.	(54,450)	(106,717)

Japan
Asics Corp.	(5,600)	(119,727)
Fast Retailing Co., Ltd.	(500)	(169,075)
Hamamatsu Photonics K.K.	(12,300)	(372,994)

	Shares	Value
Japan-(continued)
JGC Corp.	(22,100)	$(391,779)
Kansai Paint Co., Ltd.	(12,100)	(260,773)
Keihan Holdings Co., Ltd.	(33,000)	(223,115)
Keyence Corp.	(500)	(367,425)
Kikkoman Corp.	(2,000)	(63,796)
Kintetsu Group Holdings Co., Ltd.	(8,000)	(32,346)
Kobe Steel, Ltd.	(7,700)	(63,735)
Kyushu Electric Power Co., Inc.	(11,100)	(100,875)
M3 Inc.	(4,200)	(128,165)
Maruichi Steel Tube Ltd.	(1,400)	(45,191)
MISUMI Group Inc.	(12,200)	(223,024)
MonotaRO Co., Ltd.	(7,400)	(180,792)
NGK Spark Plug Co., Ltd.	(2,000)	(39,594)
Nidec Corp.	(2,200)	(213,360)
Nintendo Co., Ltd.	(500)	(121,299)
Nippon Paint Holdings Co., Ltd.	(7,800)	(266,285)
Shimadzu Corp.	(5,000)	(72,903)
Shimano Inc.	(1,500)	(256,902)
SoftBank Group Corp.	(1,300)	(81,844)
Sumco Corp.	(8,400)	(88,273)
Topcon Corp.	(13,400)	(200,748)
Welcia Holdings Co., Ltd.	(3,200)	(218,796)
Yamaha Motor Co., Ltd.	(12,900)	(287,241)
		(4,590,057)

Norway
Schibsted ASA–Class A	(5,829)	(139,749)
Schibsted ASA–Class B	(2,435)	(54,813)
		(194,562)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Market Neutral Fund

	Shares	Value
Singapore
City Developments Ltd.	(30,700)	$(187,358)
Noble Group Ltd.	(327,800)	(39,115)
Sembcorp Industries Ltd.	(156,000)	(283,708)
Singapore Post Ltd.	(39,300)	(45,200)
		(555,381)

Spain
Banco Popular Espanol S.A.	(29,998)	(32,897)
Cellnex Telecom S.A.	(4,843)	(79,533)
Inmobiliaria Colonial S.A.	(23,228)	(164,032)
		(276,462)

Supranational
Alstom S.A.	(5,672)	(152,361)
Altice NV–Class A	(9,092)	(167,676)
Banco Popolare SC	(25,730)	(74,115)
Bayerische Motoren Werke AG	(1,992)	(173,560)
Bilfinger Berger SE	(1,162)	(40,940)
Celesio AG	(2,075)	(58,187)
Daimler AG	(5,931)	(422,613)
Luxottica Group S.p.A.	(1,561)	(77,711)
MorphoSys AG	(5,675)	(251,245)
Remy Cointreau S.A.	(691)	(56,056)
SBM Offshore N.V.	(13,691)	(196,658)
Vonovia SE	(3,970)	(139,829)
Yoox Net-A-Porter Group S.p.A.	(3,673)	(105,639)
Zodiac Aerospace	(10,083)	(245,391)
		(2,161,981)

Sweden
Fabege AB	(5,848)	(98,806)
Lundin Petroleum AB	(2,469)	(44,422)
Saab AB–Class B	(1,714)	(60,727)
		(203,955)

Switzerland
Barry Callebaut AG	(49)	(61,006)
Chocoladefabriken Lindt & Spruengli AG	(20)	(103,886)
Cie Financiere Richemont S.A.	(1,057)	(67,989)
Credit Suisse Group AG	(11,223)	(156,740)
LafargeHolcim Ltd.	(1,788)	(95,494)
OC Oerlikon Corp. AG	(9,895)	(93,095)
Panalpina Welttransport Holding AG	(770)	(99,990)
		(678,200)

United Kingdom
Amec Foster Wheeler PLC	(12,603)	(68,974)
Antofagasta PLC	(19,552)	(129,928)
BBA Aviation PLC	(107,257)	(339,441)
BTG PLC	(6,662)	(53,646)
Capital & Counties Properties PLC	(85,749)	(302,541)
Dixons Carphone PLC	(28,932)	(111,426)
Essentra PLC	(9,191)	(57,365)
Fresnillo PLC	(6,116)	(122,750)

	Shares	Value
United Kingdom-(continued)
Paysafe Group PLC	(9,474)	$(50,203)
Tesco PLC	(22,030)	(56,819)
		(1,293,093)

United States
Acadia Healthcare Co., Inc.	(4,600)	(165,416)
Alphabet Inc.–Class A	(100)	(80,990)
Alphabet Inc.–Class C	(423)	(331,860)
American Airlines Group Inc.	(4,000)	(162,400)
Ball Corp	(1,177)	(90,711)
Bluebird Bio Inc	(2,754)	(131,504)
Cavium Inc	(1,045)	(58,990)
Celgene Corp.	(500)	(51,090)
Centene Corp.	(1,309)	(81,786)
CF Industries Holdings Inc.	(7,522)	(180,603)
Charter Communications Inc.–Class A	(242)	(60,473)
Cheniere Energy Inc.	(3,164)	(119,283)
Chevron Corp.	(3,657)	(383,071)
Chipotle Mexican Grill Inc.	(256)	(92,355)
Colfax Corp.	(1,700)	(54,043)
Compass Minerals International Inc.	(600)	(43,110)
Cypress Semiconductor Corp.	(18,144)	(180,896)
DexCom Inc	(1,655)	(129,487)
Diebold Inc.	(3,500)	(76,300)
Dominion Rsources Inc.	(3,100)	(233,120)
Endo International PLC	(8,086)	(151,613)
Equinix Inc.	(115)	(41,087)
Exxon Mobil Corp.	(3,977)	(331,364)
Fastenal Co.	(3,500)	(136,430)
Financial Engines Inc.	(1,839)	(50,848)
FireEye Inc	(3,073)	(35,708)
First Solar Inc.	(1,311)	(53,082)
Fortune Brands Home & Security Inc.	(3,200)	(174,816)
Halliburton Co.	(4,215)	(193,890)
Hexcel Corp.	(2,100)	(95,529)
Howard Hughes Corp. (The)	(2,369)	(260,187)
Kennedy-Wilson Holdings Inc.	(12,523)	(257,974)
Mastercard Inc.–Class A	(1,624)	(173,800)
MAXIMUS Inc.	(4,992)	(259,884)
Micron Technology Inc.	(17,439)	(299,253)
Microsemi Corp	(2,744)	(115,605)
Monro Muffler Brake Inc.	(2,191)	(120,505)
National Instruments Corp.	(7,500)	(210,675)
NetScout Systems Inc	(7,186)	(197,256)
Norwegian Cruise Line Holdings Ltd.	(5,078)	(197,382)
Pandora Media Inc.	(4,600)	(52,118)
Platform Specialty Products Corp	(16,773)	(122,275)
Qorvo Inc.	(716)	(39,845)
Reynolds American Inc.	(3,300)	(181,764)
Royal Caribbean Cruises Ltd.	(1,109)	(85,249)
Schlumberger Ltd.	(800)	(62,584)
STERIS PLC	(604)	(40,359)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Market Neutral Fund

	Shares	Value
United States-(continued)
Team Health Holdings Inc.	(1,962)	$(84,072)
Tractor Supply Co.	(600)	(37,578)
Ultimate Software Group, Inc. (The)	(400)	(84,396)
United Bankshares Inc.	(6,000)	(226,200)
ViaSat, Inc.	(4,654)	(328,852)
Visa Inc.–Class A	(4,258)	(351,328)
WEC Energy Group Inc.	(2,900)	(173,188)
Western Alliance Bancorp	(1,700)	(63,512)
Zayo Group Holdings Inc.	(2,739)	(88,141)
Zebra Technologies Corp–Class A	(1,025)	(67,486)
		(8,153,323)
Total Equity Securities — Short		$(19,929,434)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Market Neutral Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $18,684,532)	$20,210,358
Investments in affiliated money market funds, at value and cost	934,648
Total investments, at value (Cost $19,619,180)	21,145,006
Cash	519,512
Foreign currencies, at value (Cost $22,287)	21,932
Receivable for:
Deposits with brokers	50,000
Fund shares sold	562
Dividends and interest	60,809
Investment for trustee deferred compensation and retirement plans	6,138
Unrealized appreciation on swap agreements — OTC	233,222
Other assets	46,922
Total assets	22,084,103

Liabilities:
Payable for:
Fund shares reacquired	800
Accrued fees to affiliates	4,663
Accrued trustees’ and officers’ fees and benefits	1,564
Accrued other operating expenses	84,424
Trustee deferred compensation and retirement plans	6,138
Unrealized depreciation on swap agreements — OTC	55,220
Total liabilities	152,809
Net assets applicable to shares outstanding	$21,931,294

Net assets consist of:
Shares of beneficial interest	$20,805,553
Undistributed net investment income	(183,040)
Undistributed net realized gain (loss)	(392,454)
Net unrealized appreciation	1,701,235
$21,931,294

Net Assets:
Class A	$7,728,521
Class C	$633,581
Class R	$23,341
Class Y	$12,261,185
Class R5	$498,242
Class R6	$786,424

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	779,688
Class C	65,078
Class R	2,368
Class Y	1,230,858
Class R5	50,001
Class R6	78,908
Class A:
Net asset value per share	$9.91
Maximum offering price per share
(Net asset value of $9.91 ÷ 94.50%)	$10.49
Class C:
Net asset value and offering price per share	$9.74
Class R:
Net asset value and offering price per share	$9.86
Class Y:
Net asset value and offering price per share	$9.96
Class R5:
Net asset value and offering price per share	$9.96
Class R6:
Net asset value and offering price per share	$9.97

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Market Neutral Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $24,627)	$563,101
Dividends from affiliated money market funds	5,909
Total investment income	569,010

Expenses:
Advisory fees	272,764
Administrative services fees	50,000
Custodian fees	12,509
Distribution fees:
Class A	17,241
Class C	9,535
Class R	126
Transfer agent fees — A, C, R and Y	20,106
Transfer agent fees — R5	74
Transfer agent fees — R6	103
Trustees’ and officers’ fees and benefits	19,057
Registration and filing fees	78,313
Reports to shareholders	16,195
Professional services fees	83,999
Other	22,587
Total expenses	602,609
Less: Fees waived and expenses reimbursed	(279,161)
Net expenses	323,448
Net investment income	245,562

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(329,978)
Foreign currencies	(1,957)
Swap agreements	(2,243,176)
(2,575,111)
Change in net unrealized appreciation (depreciation) of:
Investment securities	1,059,019
Foreign currencies	(1,882)
Swap agreements	388,185
1,445,322
Net realized and unrealized gain (loss)	(1,129,789)
Net increase (decrease) in net assets resulting from operations	$(884,227)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Market Neutral Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$245,562	$139,690
Net realized gain (loss)	(2,575,111)	(860,689)
Change in net unrealized appreciation	1,445,322	859,344
Net increase (decrease) in net assets resulting from operations	(884,227)	138,345

Distributions to shareholders from net investment income:
Class A	—	(92,956)
Class C	—	(1,945)
Class R	—	(243)
Class Y	—	(139,674)
Class R5	—	(13,133)
Class R6	—	(11,890)
Total distributions from net investment income	—	(259,841)

Distributions to shareholders from net realized gains:
Class A	(14,354)	(5,778)
Class C	(1,226)	(137)
Class R	(43)	(16)
Class Y	(31,654)	(7,752)
Class R5	(1,295)	(729)
Class R6	(1,692)	(660)
Total distributions from net realized gains	(50,264)	(15,072)

Share transactions–net:
Class A	2,295,064	569,256
Class C	115,558	485,504
Class R	8,382	2,696
Class Y	480,103	5,054,439
Class R5	—	(143,311)
Class R6	144,850	100,158
Net increase in net assets resulting from share transactions	3,043,957	6,068,742
Net increase in net assets	2,109,466	5,932,174

Net assets:
Beginning of year	19,821,828	13,889,654
End of year (includes undistributed net investment income of $(183,040) and $206,181, respectively)	$21,931,294	$19,821,828

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Global Market Neutral Fund

Statement of Cash Flows

For the year ended October 31, 2016

Cash provided by (used in) operating activities:
Net increase (decrease) in net assets resulting from operations	$(884,227)

Adjustments to reconcile the change in net assets applicable from operations to net cash provided by (used in) operating activities:
Purchases of investments	(17,366,440)
Proceeds from sales of investments	16,229,077
Net change in unrealized appreciation swap agreements	(388,185)
Decrease in swap agreements payable, net	(2,314)
Decrease in deposits with broker for swaps	10,477
Increase in receivables and other assets	(53,276)
Increase in accrued expenses and other payables	4,523
Net change in unrealized appreciation on investment securities	(1,059,019)
Net realized loss from investment securities	329,978
Net cash provided by (used in) operating activities	(3,179,406)

Cash provided by financing activities:
Dividends paid to shareholders	(25,929)
Decrease in payable for amount due custodian	(414,466)
Proceeds from shares of beneficial interest sold	10,049,602
Disbursements from shares of beneficial interest reacquired	(7,029,714)
Net cash provided by financing activities	2,579,493
Net increase (decrease) in cash and cash equivalents	(599,913)
Cash and cash equivalents at beginning of period	2,076,005
Cash and cash equivalents at end of period	$1,476,092

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$24,335

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Global Market Neutral Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

17                         Invesco Global Market Neutral Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

18                         Invesco Global Market Neutral Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such

19                         Invesco Global Market Neutral Fund

transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

M.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.25%
Over $10 billion	1.15%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 1.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.62%, 2.37%, 1.87%, 1.37%, 1.37% and 1.37% of average daily net assets (the “expense limits”), respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

20                         Invesco Global Market Neutral Fund

For the year ended October 31, 2016, the Adviser waived advisory fees of $258,879 and reimbursed class level expenses of $6,724, $930, $25, $12,427, $74 and $102 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $345 in front-end sales commissions from the sale of Class A shares and $7 from Class C for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2016, there were transfers from Level 1 to Level 2 of $162,305 and from Level 2 to Level 1 of $2,237,978, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$364,219	$83,752	$—	$447,971
Canada	1,273,932	—	—	1,273,932
China	—	200,679	—	200,679
Denmark	450,699	—	—	450,699
Finland	122,435	—	—	122,435
France	399,117	110,543	—	509,660
Germany	843,168	—	—	843,168
Hong Kong	54,921	60,975	—	115,896
Italy	—	48,744	—	48,744
Japan	1,889,083	2,610,479	—	4,499,562
Macau	72,185	—	—	72,185
Netherlands	98,770	46,033	—	144,803
New Zealand	81,299	—	—	81,299

21                         Invesco Global Market Neutral Fund

	Level 1	Level 2	Level 3	Total
Norway	$214,681	$—	$—	$214,681
Singapore	166,651	—	—	166,651
Spain	341,365	—	—	341,365
Sweden	213,256	—	—	213,256
Switzerland	387,991	205,548	—	593,539
United Kingdom	710,496	998,670	—	1,709,166
United States	8,160,667	—	—	8,160,667
Money Market Funds	934,648	—	—	934,648
	16,779,583	4,365,423	—	21,145,006
Swap Agreements*	—	178,002	—	178,002
Total Investments	$16,779,583	$4,543,425	$—	$21,323,008

*	Net unrealized appreciation.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2016:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on swap agreements — OTC	$233,222
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$233,222

Derivative Liabilities
Unrealized depreciation on swap agreements — OTC	$55,220
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$55,220

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2016.

	Financial Derivative Assets	Financial Derivative Liabilities	Net value of derivatives	Collateral		Net amount
	Swap	Swap		(Received)/Pledged
Counterparty	agreements	agreements		Non-Cash	Cash
Morgan Stanley & Co. LLC	$233,222	$55,220	$178,002	$—	$—	$178,002

Effect of Derivative Investments for the year ended October 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Swap Agreements	$(2,243,176)
Change in Net Unrealized Appreciation:
Swap Agreements	388,185
Total	$(1,854,991)

22                         Invesco Global Market Neutral Fund

The table below summarizes the average notional value of equity portfolio swap agreements outstanding during the period.

Swap Agreements
Average notional value	$20,350,565

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$—	$264,268
Long-term capital gain	50,264	10,645
Total distributions	$50,264	$274,913
Tax Components of Net Assets at Period-End:

2016
Net unrealized appreciation — investments	$1,397,733
Net unrealized appreciation (depreciation) — other investments	(1,690)
Temporary book/tax differences	(5,941)
Capital loss carryforward	(264,361)
Shares of beneficial interest	20,805,553
Total net assets	$21,931,294

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2016, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$264,361	$—	$264,361

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $17,108,408 and $16,065,667, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

23                         Invesco Global Market Neutral Fund

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,658,883
Aggregate unrealized (depreciation) of investment securities	(1,261,150)
Net unrealized appreciation of investment securities	$1,397,733

Cost of investments for tax purposes is $19,747,273.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating loss and excise tax, on October 31, 2016, undistributed net investment income was decreased by $634,783, undistributed net realized gain (loss) was increased by $2,204,675 and shares of beneficial interest was decreased by $1,569,892. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	323,878	$3,282,254	148,554	$1,522,177
Class C	197,014	1,998,263	63,575	648,728
Class R	2,586	26,252	261	2,625
Class Y	442,472	4,518,995	773,886	7,905,867
Class R6	22,473	224,372	13,855	142,959

Issued as reinvestment of dividends:
Class A	264	2,697	1,092	11,137
Class C	119	1,200	188	1,908
Class R	2	16	7	71
Class Y	1,953	20,025	4,910	50,083
Class R5	—	—	296	3,022
Class R6	39	397	168	1,710

Reacquired:
Class A	(98,828)	(989,887)	(90,600)	(964,058)
Class C	(191,138)	(1,883,905)	(16,485)	(165,132)
Class R	(1,854)	(17,886)	—	—
Class Y	(404,130)	(4,058,917)	(283,495)	(2,901,511)
Class R5	—	—	(14,192)	(146,333)
Class R6	(7,869)	(79,919)	(4,315)	(44,511)
Net increase in share activity	286,981	$3,043,957	597,705	$6,068,742

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 45% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

24                         Invesco Global Market Neutral Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/16	$10.31	$0.10	$(0.47)	$(0.37)	$—	$(0.03)	$(0.03)	$9.91	(3.64)%		$7,729	1.61	%(d)	2.89	%(d)	1.00	%(d)	79%
Year ended 10/31/15	10.49	0.07	(0.06)	0.01	(0.18)	(0.01)	(0.19)	10.31	0.16	(e)	5,716	1.61		3.28		0.69		77
Year ended 10/31/14(f)	10.00	0.04	0.45	0.49	—	—	—	10.49	4.90	(g)	5,197	1.61	(h)	4.61	(h)	0.43	(h)	46
Class C
Year ended 10/31/16	10.20	0.03	(0.46)	(0.43)	—	(0.03)	(0.03)	9.74	(4.27)		634	2.36	(d)	3.64	(d)	0.25	(d)	79
Year ended 10/31/15	10.41	(0.01)	(0.03)	(0.04)	(0.16)	(0.01)	(0.17)	10.20	(0.35	)(e)	603	2.36		4.03		(0.06)		77
Year ended 10/31/14(f)	10.00	(0.03)	0.44	0.41	—	—	—	10.41	4.10	(g)	123	2.36	(h)	5.36	(h)	(0.32	)(h)	46
Class R
Year ended 10/31/16	10.27	0.08	(0.46)	(0.38)	—	(0.03)	(0.03)	9.86	(3.75)		23	1.86	(d)	3.14	(d)	0.75	(d)	79
Year ended 10/31/15	10.46	0.05	(0.05)	(0.00)	(0.18)	(0.01)	(0.19)	10.27	(0.01	)(e)	17	1.86		3.53		0.44		77
Year ended 10/31/14(f)	10.00	0.02	0.44	0.46	—	—	—	10.46	4.60	(g)	14	1.86	(h)	4.86	(h)	0.18	(h)	46
Class Y
Year ended 10/31/16	10.34	0.13	(0.48)	(0.35)	—	(0.03)	(0.03)	9.96	(3.43)		12,261	1.36	(d)	2.64	(d)	1.25	(d)	79
Year ended 10/31/15	10.52	0.10	(0.06)	0.04	(0.21)	(0.01)	(0.22)	10.34	0.38	(e)	12,305	1.36		3.03		0.94		77
Year ended 10/31/14(f)	10.00	0.06	0.46	0.52	—	—	—	10.52	5.20	(g)	7,311	1.36	(h)	4.36	(h)	0.68	(h)	46
Class R5
Year ended 10/31/16	10.34	0.13	(0.48)	(0.35)	—	(0.03)	(0.03)	9.96	(3.43)		498	1.36	(d)	2.56	(d)	1.25	(d)	79
Year ended 10/31/15	10.51	0.10	(0.05)	0.05	(0.21)	(0.01)	(0.22)	10.34	0.47	(e)	517	1.36		2.97		0.94		77
Year ended 10/31/14(f)	10.00	0.06	0.45	0.51	—	—	—	10.51	5.10	(g)	671	1.36	(h)	4.33	(h)	0.68	(h)	46
Class R6
Year ended 10/31/16	10.34	0.13	(0.47)	(0.34)	—	(0.03)	(0.03)	9.97	(3.33)		786	1.36	(d)	2.56	(d)	1.25	(d)	79
Year ended 10/31/15	10.51	0.10	(0.05)	0.05	(0.21)	(0.01)	(0.22)	10.34	0.47	(e)	664	1.36		2.97		0.94		77
Year ended 10/31/14(f)	10.00	0.06	0.45	0.51	—	—	—	10.51	5.10	(g)	573	1.36	(h)	4.33	(h)	0.68	(h)	46

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $6,897, $953, $25, $12,746, $503 and $697 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.11 per share. Had the pay-in not been made, the total return would have been (0.91)%, (1.42)%, (1.09)%, (0.69)%, (0.60)% and (0.60)% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of December 19, 2013.
(g)	Amount includes the effect of the Adviser pay-in for the economic loss of $0.41 per share. Had the pay-in not been made, the total return would have been 0.80%, 0.10%, 0.60%, 1.00%, 1.00% and 1.00% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(h)	Annualized.

NOTE 12—Subsequent Event

Effective January 1, 2017, the Fund will pay an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.95%
Next $250 million	0.93%
Next $500 million	0.91%
Next $1.5 billion	0.89%
Next $2.5 billion	0.87%
Next $2.5 billion	0.85%
Next $2.5 billion	0.83%
Over $10 billion	0.81%

In addition, effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in Note 2) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets.

25                         Invesco Global Market Neutral Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of the Invesco Global Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Invesco Global Market Neutral Fund (the “Fund”) as of October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 19, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

26                         Invesco Global Market Neutral Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (10/31/16)	Expenses Paid During Period[2,4]
A	1,000.00	$997.00	$8.08	$1,017.04	$8.16	1.61%
C	1,000.00	993.90	11.83	1,013.27	11.94	2.36
R	1,000.00	997.00	9.34	1,015.79	9.42	1.86
Y	1,000.00	998.00	6.83	1,018.30	6.90	1.36
R5	1,000.00	998.00	6.83	1,018.30	6.90	1.36
R6	1,000.00	999.00	6.83	1,018.30	6.90	1.36

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective January 1, 2017, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expense of Class A, Class C and Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.49%, 2.24%, 1.74%, 1.24%, 1.24% and 1.24% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $7.48, $11.23, $8.73, $6.23, $6.23 and $6.23 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $7.56, $11.34, $8.82, $6.29, $6.29 and $6.29 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

27                         Invesco Global Market Neutral Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Market Neutral Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Deutschland GmbH currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one and two calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Alternative Equity Market Neutral Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one period and the second quintile for the two year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and two year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset

28                         Invesco Global Market Neutral Fund

level. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2017 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco

Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

29                         Invesco Global Market Neutral Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$50,264
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30                         Invesco Global Market Neutral Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Global Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Global Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Market Neutral Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	GMN-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Global Targeted Returns Fund
Nasdaq:
A: GLTAX ∎ C: GLTCX ∎ R: GLTRX ∎ Y: GLTYX ∎ R5: GLTFX ∎ R6: GLTSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                             Invesco Global Targeted Returns Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                             Invesco Global Targeted Returns Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Global Targeted Returns Fund (the Fund), at net asset value (NAV), outperformed the U.S. 3-Month Treasury Bill Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.90%
Class C Shares	1.17
Class R Shares	1.74
Class Y Shares	2.24
Class R5 Shares	2.15
Class R6 Shares	2.14
U.S. 3-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	0.26

Source(s): ▼Lipper Inc.

Market conditions and your Fund

The Fund targets an annual gross return of 5% above three-month US Treasury bills and aims to achieve this with less than half the volatility of global equities (as represented by the MSCI World Index), over a rolling three-year period. The Fund seeks to achieve these targets by investing in good long-term investment ideas (typically 20-30) that are combined through a robust risk-managed process in a single portfolio. There is no guarantee that the Fund will achieve a positive return or its target return, and an investor may lose money by investing in the Fund. Each idea reflects a fundamental macroeconomic view with regard to asset classes, geographies, currencies or sectors globally that have the potential to deliver a positive return over a two- to three-year time horizon. We then identify what we believe is the best way to implement these ideas. This can include investments

Portfolio Composition
By asset type
		Notional Value as % of	Value as % of
	Risk Allocation[1]	Total Net Assets[2]	Total Net Assets[3]
Commodity	3.21%	10.51%	0.05%
Credit	7.76	56.95	-0.06
Equity	30.62	221.44	49.21
Currency	23.45	212.78	2.73
Inflation	1.57	88.57	-0.57
Interest Rate	27.46	207.89	12.04
Volatility[4]	5.93	1.69	-0.21
Money Market Funds Plus Other Assets Less Liabilities	–	–	36.81

in a wide range of asset types including derivative instruments and physical securities including underlying investment companies.

    At the beginning of the fiscal year, global equities declined significantly amid concerns about global growth. Later on, global equity markets clawed back a large portion of this decline as US economic indicators proved stronger than expected, which suggested fiscal stimulus and monetary policy were beginning to be reflected in economic activity. Markets were boosted by a pick-up in sentiment toward China, particularly a focus on better-than-expected corporate earnings. This helped commodities, which in turn benefited Australian and emerging market equities. Battered commodity markets also took solace from the improving economic outlook and rallied from multiyear lows, with oil prices rising in spite of major oil-producing nations being unable to reach an output deal.

    A number of events troubled European markets during the reporting period, including geopolitical developments in Syria and terrorist attacks. A number of central banks stepped in to soothe the frayed nerves of investors, re-invigorating global equity markets and riskier assets in general. However, markets were disappointed at the scale of the European Central Bank’s (ECB) much-anticipated quantitative easing program, as it took a more conservative approach to boosting its bond-buying program than previously hoped. During the summer of 2016, markets shifted focus toward Brexit, the UK referendum on whether to remain a part of, or leave, the European Union (EU). The market’s reaction to the surprise result was particularly dramatic as

Total Net Assets	$221.1 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of October 31, 2016.

1	The values in this column represent the Adviser’s proprietary measure of risk that each asset type contributes to the Fund. The risk associated with each asset type is calculated by aggregating the independent risk, as of the end of the fiscal period, of each of the Fund’s investment ideas that are included in that asset type. Independent risk is determined by measuring the historical price volatility of the assets or asset classes that comprise the investment idea using a statistical measurement called standard deviation. Standard deviation measures how much historical prices vary from their average over a certain period of time. The risk of each investment idea takes into account the Adviser’s evaluation of the risk dynamics and expected correlation of the components of the investment idea based on historical price movements. Historical price movements may not be representative of future price movements and, therefore, the actual risk of each asset type may be much greater or lower than the values shown. In addition, there are ways to measure risk other than standard deviation which, if used, may have resulted in a different risk allocation.
2	The values in this column represent the gross notional amount of the derivative instruments and other investments held by the Fund, including purchased and written options, futures, forwards, swaps and investment companies. The notional amount of a derivative is the nominal or face amount used to calculate payments made on the instrument. The gross notional amount does not reflect any offsetting or netting of long and short positions. The notional amounts of derivatives and other investments denominated in foreign currencies have been adjusted to the U.S. dollar equivalent using spot exchange rates. See the Consolidated Schedule of Investments for a complete list of derivative instruments held by the Fund as of October 31, 2016.
3	The percentages in this column were calculated by adding the market value of purchased options and sovereign debt securities, the net unrealized appreciation/depreciation of written options, futures, swaps and forwards, and the net asset value of investments in affiliated issuers held by the Fund. See the Consolidated Schedule of Investments for the complete list of derivative instruments held by the Fund as of October 31, 2016.
4	Includes the volatility and variance swaps held by the Fund, the gains and losses on which are driven by the volatility (i.e., the positive and negative changes in value over time) of a particular asset, such as stocks or currencies, and not by the asset itself.

4                             Invesco Global Targeted Returns Fund

participants had generally expected the UK to vote to remain a part of the EU. The “leave” result tapped into latent fears about the solidity and pace of the global economic recovery. Yields on 10-year US Treasuries, German bunds and UK gilts fell to historic lows.1 This “flight to quality” was helped by the immediate actions of the ECB and the UK central bank, which pledged to use monetary policy to counteract any short-term stress. While UK economic data were mixed, they were not as poor as some doomsayers had predicted, and the market’s focus soon shifted from the referendum to the actual implementation of Brexit.

The US Federal Reserve (Fed) finally followed through on its slightly hawkish stance and nudged its benchmark interest rate higher for the first time in almost 10 years.2 While this was interpreted as a vote of confidence in the US economy, the Fed went to great pains to stress that any further increases would be gradual. At the end of the reporting period, the US presidential election was the main focus of market participants.

The largest contributor to Fund performance during the reporting period was our Currency – Japanese Yen vs Korean Won idea, as the idea was a beneficiary of a rally in the yen. The yen’s appreciation was widely interpreted as investors seeking what they perceived as a “safe haven” from market turmoil.3 We favored the yen, a measurably cheap defensive currency, relative to the won, which remains expensive compared to the currencies of Korea’s trading partners.

Our Equity – European Divergence idea also contributed substantially to Fund performance during the reporting period. This idea reflected our belief favoring reasonably valued equities that benefited from a stable balance sheet, a gradual global economic pickup and potential tailwinds from the euro and low oil prices. While European equities declined significantly during the third quarter of 2015 and early in 2016, the hedging and protection strategies within the idea helped offset its market exposure and contributed to Fund performance. The Credit – US High Yield idea contributed during the reporting period as well, given the strength of the corporate bond sector. We implemented this idea through an underlying high yield fund managed by the Atlanta-based Invesco Fixed Income team and adjusted the Fund’s exposure by buying protection through derivatives. We believe this idea provided the Fund’s portfolio with more defensive and selective exposure to corporate debt.

The largest detractor from Fund performance for the reporting period was our Interest Rates – UK idea. The inflation leg of this idea detracted as UK inflation expectations rose to their highest levels in more than a year after consumer prices exceeded forecasts. The continued weakening of the UK pound due to the outcome of the Brexit referendum also saw inflation expectations rise further.

Our Credit – Selective Credit idea detracted from Fund performance during the reporting period as high yield sold off sharply in the first few months of the reporting period on energy sector concerns. The idea was initially implemented to reflect our credit view broadly until we separated out the US high yield exposure into a stand-alone idea. The subsequent implementation isolated exposure to European investment grade credit through derivatives.

Another idea that detracted was Interest Rates – Yield Compression, which reflected our view that the differences between longer interest rates would narrow between the US, UK and, for part of the reporting period, Japan. This was, in our view, supported by reflationary actions in the UK and Japan versus a potential slowing in the US economy. However, during the reporting period, spreads widened, particularly between the US and UK.

While the Fund is focused on the return and risk attributes of each idea individually and its impact on the other ideas in the Fund, there were some shifts in positioning during the reporting period that can be identified more broadly. Given our expectation for a low growth, low yield environment, we increased the number of total investment ideas in the portfolio over the reporting period as performance expectations generally had to be reduced. We believed this would allow the portfolio to continue to deliver on its dual mandate. Additionally, because broader markets looked less attractive, we also looked to alternative sources of return and income. This included adding the first commodity idea to the portfolio, which was primarily driven by its carry contribution.

Since the Fund’s launch, we have described our central economic thesis as “cautious optimism.” Our central economic thesis, which outlines our two- to three-year view of the world, was reassessed following the Brexit vote and the indiscriminate decline in government bond yields. This has changed somewhat to ”muddling through” as we have recognized potential challenges to global economic growth, including subdued structural growth rates, consumption-led US growth succumbing to headwinds, and further political upheaval endangering the European recovery. We see select opportunities in risk assets but believe further equity and credit market gains rely upon continued policy support. We believe non-market forces, such as political uncertainty, will underpin higher levels of volatility in financial markets.

As indicated throughout this report, our investment ideas make significant use of derivative instruments. Therefore, the performance of the Fund, both positive and negative, can be attributed largely to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

We thank you for your investment in Invesco Global Targeted Returns Fund.

1	Source: Bloomberg L.P.
2	Source: US Federal Reserve
3	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

David Millar Portfolio Manager, is lead manager of Invesco Global Targeted Returns Fund. He joined Invesco in 2013. Mr. Millar earned a BSc (Hons) degree in mathematical statistics from the University of Cape Town. He is a Fellow of the Institute and Faculty of Actuaries.

Richard Batty Portfolio Manager, is manager of Invesco Global Targeted Returns Fund. He joined Invesco in 2013. Mr. Batty earned a PhD in financial economics from Brunel University.

Dave Jubb Portfolio Manager, is manager of Invesco Global Targeted Returns Fund. He joined Invesco in 2013. Mr. Jubb earned a Bsc (Hons) in mathematics from St. Andrews University. He is a Fellow of the Institute and Faculty of Actuaries.

5                             Invesco Global Targeted Returns Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/19/13

1	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 10

About indexes used in this report

∎	The U.S. 3-Month Treasury Bill Index is tracked by Lipper to provide performance for the three-month US Treasury bill.
∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6                             Invesco Global Targeted Returns Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges
Class A Shares
Inception (12/19/13)	0.36%
1 Year	-3.69
Class C Shares
Inception (12/19/13)	1.59%
1 Year	0.17
Class R Shares
Inception (12/19/13)	2.12%
1 Year	1.74
Class Y Shares
Inception (12/19/13)	2.63%
1 Year	2.24
Class R5 Shares
Inception (12/19/13)	2.63%
1 Year	2.15
Class R6 Shares
Inception (12/19/13)	2.60%
1 Year	2.14

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.71%, 2.46%, 1.96%, 1.46%, 1.46% and 1.46%, respectively.1,2,3 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.82%, 3.57%, 3.07%, 2.57%, 2.51% and 2.51%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (12/19/13)	0.48%
1 Year	-3.59
Class C Shares
Inception (12/19/13)	1.78%
1 Year	0.27
Class R Shares
Inception (12/19/13)	2.26%
1 Year	1.64
Class Y Shares
Inception (12/19/13)	2.78%
1 Year	2.24
Class R5 Shares
Inception (12/19/13)	2.82%
1 Year	2.24
Class R6 Shares
Inception (12/19/13)	2.78%
1 Year	2.24

charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.
3	The expense ratio includes acquired fund fees and expenses on the underlying funds in which the Fund invests of 0.44%.

7                             Invesco Global Targeted Returns Fund

Invesco Global Targeted Returns Fund’s investment objective is to seek a positive total return over the long term in all market environments.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Allocation risk. The Fund’s investment performance depends, in part, on how its assets are allocated among the underlying funds or asset classes. The Adviser’s evaluations and assumptions regarding the asset classes or the underlying funds in which the Fund invests may be incorrect, causing the Fund to be invested (or not invested) in one or more asset classes or underlying funds at an inopportune time, which could negatively affect the Fund’s performance.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.
∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.
∎	Commodity risk. The Fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/ or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments or supply and demand disruptions. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                             Invesco Global Targeted Returns Fund

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit the Fund’s ability to engage in derivatives transactions and may result in increased costs or require the Fund to modify its investment strategies or to liquidate. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.
∎	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. The Fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on the Fund’s right to redeem its investment, which is meant to be held until maturity.
∎	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or other action.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

9                             Invesco Global Targeted Returns Fund

∎	Fund of funds risk. The Fund’s performance depends on that of the underlying funds in which it invests. Accordingly, the risks associated with an investment in the Fund include the risks associated with investments in the underlying funds. The Fund will indirectly pay a proportional share of the fees and expenses of the underlying funds in which it invests. There are risks that the Fund will vary from its target weightings (if any) in the underlying funds, that the underlying funds will not achieve their investment objectives, that the underlying funds’ performance may be lower than their represented asset classes, and that the Fund may withdraw its investments in an underlying fund at a disadvantageous time.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union would place its currency and banking system in jeopardy. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the

Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than would occur in a diversified fund. The Fund can also invest a greater percentage of its assets in any one particular investment strategy than if it was diversified, thereby increasing the risk of loss.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in the prospectus and the SAI, and could negatively affect the Fund and its shareholders.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Volatility Risk. Although the Fund’s investment strategy targets a specific volatility level, certain of the Fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

continued on page 6

10                             Invesco Global Targeted Returns Fund

Consolidated Schedule of Investments

October 31, 2016

Investments in Affiliated Issuers–74.64%(a)

	% of Net Assets 10/31/16	Value 10/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain		Dividend Income	Shares 10/31/16	Value 10/31/16
Domestic Equity Funds–6.05%
Invesco Diversified Dividend Fund–Class R6	6.05%	$8,243,871	$4,853,742	$—	$268,590	$345,338		$234,854	709,836	$13,366,203

Fixed-Income Funds–12.06%
Invesco High Yield Fund–Class R6	12.06%	16,614,108	9,721,747	—	321,176	—		1,346,589	6,454,487	26,657,031

Foreign Equity Funds–26.88%
Invesco Asia Pacific Growth Fund–Class Y	7.69%	11,216,454	4,297,229	—	1,497,935	—		402,350	536,813	17,011,618
Invesco European Growth Fund–Class Y	9.54%	13,933,595	8,826,352	—	(1,660,231)	470,650		243,892	639,773	21,099,716
Invesco International Growth Fund–Class R6	9.65%	14,241,160	7,500,819	—	(393,904)	—		241,268	680,308	21,348,075
Total Foreign Equity Funds		39,391,209	20,624,400	—	(556,200)	470,650		887,510		59,459,409

Money Market Funds–29.65%
Government & Agency Portfolio–Institutional Class, 0.44%(b)	16.28%	—	42,904,040	(6,899,702)	—	—		14,161	36,004,338	36,004,338
Liquid Assets Portfolio–Institutional Class	—	23,475,962	71,330,903	(94,806,865)	—	—		79,193	—	—
Premier Portfolio–Institutional Class	—	23,475,963	71,330,903	(94,806,866)	—	—		60,516	—	—
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 0.40%(b)(c)	2.51%	5,724,734	3,549,155	(3,721,955)	—	—		23,046	5,551,934	5,551,934
Treasury Portfolio–Institutional Class, 0.40%(b)	10.86%	—	28,602,693	(4,599,801)	—	—		7,011	24,002,892	24,002,892
Total Money Market Funds		52,676,659	217,717,694	(204,835,189)	—	—		183,927		65,559,164
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $166,652,297)	74.64%	$116,925,847	$252,917,583	$(204,835,189)	$33,566	$815,988	(d)	$2,652,880		$165,041,807

		Principal Amount
Sovereign Debt–12.79%(e)
Hungary Government Bond (Hungary), Series 23, Class A, Unsec. Bonds, 6.00%, 11/24/2023	HUF	88,330,000	388,062
Hungary Government Bond (Hungary), Series 25, Class B, Unsec. Bonds, 5.50%, 06/24/2025	HUF	408,590,000	1,751,556
Mexico Government Bond (Mexico), Series M 20, Sr. Unsec. Bonds, 10.00%, 12/05/2024	MXN	43,707,700	2,879,823
Mexico Government Bond (Mexico), Series M, Sr. Unsec. Bonds, 5.75%, 03/05/2026	MXN	9,298,000	475,311
Poland Government Bond (Poland), Series 0726, Unsec. Bonds, 2.50%, 07/25/2026	PLN	21,911,000	5,310,193
United Kingdom Government Bond (United Kingdom), REGS, Unsec. Bonds, 3.25%, 01/22/2044(f)	GBP	5,555,657	8,790,947
United Kingdom Government Bond (United Kingdom), REGS, Unsec. Bonds, 3.50%, 01/22/2045(f)	GBP	5,227,934	8,678,826
Total Sovereign Debt (Cost $30,105,086)			28,274,718
OPTIONS PURCHASED–4.79% (Cost $14,473,376)			10,597,868
TOTAL INVESTMENTS–92.22% (Cost $211,230,759)			203,914,393
OTHER ASSETS LESS LIABILITIES–7.78%			17,196,927
NET ASSETS–100.00%			$221,111,320

Abbreviations:

GBP	– British Pound Sterling
HUF	– Hungarian Forint

MXN	– Mexican Peso
PLN	– Polish Zloty

REGS	– Regulation S
Sr.	– Senior

Unsec.	– Unsecured

Notes to Consolidated Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(c)	The investment is owned by the Subsidiary. See Note 5.
(d)	Includes $345,338 and $470,650 of capital gains distributions from Invesco Diversified Dividend Fund and Invesco European Growth Fund, respectively.
(e)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $17,469,773, which represented 7.90% of the Fund’s Net Assets.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Purchased
Description	Type of Contract	Broker/Counterparty	Expiration Date	Number of Contracts	Strike Price		Notional Value(g)		Value
S&P 500 Index	Call	Goldman Sachs International	01/20/2017	494	USD	2,250	USD	111,150,000	$290,617
Subtotal — Over-The-Counter Index Call Options Purchased				494					$290,617
M1EF Index	Put	Goldman Sachs International	12/19/2016	345	USD	310	USD	10,695,000	$14,990
M1EF Index	Put	Goldman Sachs International	12/19/2016	7	USD	340	USD	238,000	950
M1EF Index	Put	Goldman Sachs International	12/19/2016	173	USD	350	USD	6,055,000	34,426
M1EF Index	Put	Goldman Sachs International	12/19/2016	328	USD	360	USD	11,808,000	95,778
M1EF Index	Put	Goldman Sachs International	12/19/2016	169	USD	380	USD	6,422,000	105,961
M1EF Index	Put	Goldman Sachs International	09/18/2017	332	USD	360	USD	11,592,000	654,653
M1EF Index	Put	Morgan Stanley Capital Services LLC	12/19/2016	10	USD	360	USD	360,000	2,920
M1EF Index	Put	UBS	12/19/2016	14	USD	300	USD	420,000	417
Russell 2000 Index	Put	Morgan Stanley Capital Services LLC	06/16/2017	88	USD	1,200	USD	1,056,000	723,021
Subtotal — Over-The-Counter Index Put Options Purchased				1,466					$1,633,116
Total Over-The-Counter Index Options Purchased				1,960					$1,923,733

Open Exchange-Traded Index Options Purchased
Nikkei 225 Index	Call	Goldman Sachs International	06/08/2018	5	JPY	17,000	JPY	85,000,000	$83,441
Nikkei 225 Index	Call	Goldman Sachs International	06/08/2018	3	JPY	18,500	JPY	55,500,000	31,755
Nikkei 225 Index	Call	UBS	06/08/2018	73	JPY	17,000	JPY	1,241,000,000	1,218,233
Nikkei 225 Index	Call	UBS	06/08/2018	43	JPY	18,500	JPY	795,500,000	455,157
S&P 500 Index	Call	Morgan Stanley Capital Services LLC	12/16/2016	3	USD	2,400	USD	720,000	37
S&P 500 Index	Call	Morgan Stanley Capital Services LLC	12/16/2016	18	USD	2,600	USD	4,680,000	45
S&P 500 Index	Call	Morgan Stanley Capital Services LLC	06/16/2017	5	USD	2,700	USD	1,350,000	162
S&P 500 Index	Call	UBS	12/16/2016	57	USD	2,600	USD	14,820,000	142
S&P 500 Index	Call	UBS	06/16/2017	77	USD	2,700	USD	20,790,000	2,503
Subtotal — Exchange-Traded Index Call Options Purchased				284					$1,791,475
Nikkei 225 Index	Put	Goldman Sachs International	03/10/2017	2	JPY	12,250	JPY	24,500,000	$839
Nikkei 225 Index	Put	UBS	03/10/2017	32	JPY	12,250	JPY	392,000,000	13,427
Russell 2000 Index	Put	Morgan Stanley Capital Services LLC	06/16/2017	3	USD	1,200	USD	36,000	24,540
SMI Index	Put	Bank of America Merrill Lynch	06/16/2017	26	CHF	7,200	CHF	936,000	69,838
SMI Index	Put	Bank of America Merrill Lynch	06/16/2017	24	CHF	7,400	CHF	888,000	80,546
SMI Index	Put	Bank of America Merrill Lynch	06/16/2017	23	CHF	7,700	CHF	885,500	106,615
SMI Index	Put	Goldman Sachs International	06/16/2017	101	CHF	7,200	CHF	3,636,000	271,293
SMI Index	Put	Goldman Sachs International	06/16/2017	95	CHF	7,400	CHF	3,515,000	318,827
SMI Index	Put	Goldman Sachs International	06/16/2017	90	CHF	7,700	CHF	3,465,000	417,190
SMI Index	Put	J.P. Morgan Chase Bank, N.A.	06/16/2017	28	CHF	7,200	CHF	1,008,000	75,210
SMI Index	Put	J.P. Morgan Chase Bank, N.A.	06/16/2017	28	CHF	7,400	CHF	1,036,000	93,970
SMI Index	Put	J.P. Morgan Chase Bank, N.A.	06/16/2017	27	CHF	7,700	CHF	1,039,500	125,157
SMI Index	Put	UBS	06/16/2017	46	CHF	7,200	CHF	1,656,000	123,559
SMI Index	Put	UBS	06/16/2017	44	CHF	7,400	CHF	1,628,000	147,667
SMI Index	Put	UBS	06/16/2017	42	CHF	7,700	CHF	1,617,000	194,689
SX7E Index	Put	Goldman Sachs International	12/16/2016	1,258	EUR	90	EUR	5,661,000	58,691
SX7E Index	Put	J.P. Morgan Chase Bank, N.A.	12/16/2016	93	EUR	90	EUR	418,500	4,339
SX7E Index	Put	UBS	12/16/2016	196	EUR	90	EUR	882,000	9,144
SX7E Index	Put	Bank of America Merrill Lynch	06/16/2017	63	EUR	80	EUR	252,000	9,855
SX7E Index	Put	Bank of America Merrill Lynch	06/16/2017	59	EUR	85	EUR	246,500	12,468
SX7E Index	Put	Bank of America Merrill Lynch	06/16/2017	58	EUR	90	EUR	261,000	16,395
SX7E Index	Put	Bank of America Merrill Lynch	06/16/2017	59	EUR	95	EUR	280,250	22,183
SX7E Index	Put	Bank of America Merrill Lynch	06/16/2017	64	EUR	100	EUR	320,000	31,264
SX7E Index	Put	Goldman Sachs International	06/16/2017	500	EUR	80	EUR	2,000,000	78,215
SX7E Index	Put	Goldman Sachs International	06/16/2017	482	EUR	85	EUR	2,048,500	101,854
SX7E Index	Put	Goldman Sachs International	06/16/2017	481	EUR	90	EUR	2,164,500	135,964

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Targeted Returns Fund

Open Exchange-Traded Index Options Purchased—(continued)
Description	Type of Contract	Broker/Counterparty	Expiration Date	Number of Contracts	Strike Price		Notional Value(g)		Value
SX7E Index	Put	Goldman Sachs International	06/16/2017	502	EUR	95	EUR	2,384,500	$188,739
SX7E Index	Put	Goldman Sachs International	06/16/2017	549	EUR	100	EUR	2,745,000	268,186
SX7E Index	Put	J.P. Morgan Chase Bank, N.A.	06/16/2017	57	EUR	80	EUR	228,000	8,916
SX7E Index	Put	J.P. Morgan Chase Bank, N.A.	06/16/2017	48	EUR	85	EUR	204,000	10,143
SX7E Index	Put	J.P. Morgan Chase Bank, N.A.	06/16/2017	43	EUR	90	EUR	193,500	12,155
SX7E Index	Put	J.P. Morgan Chase Bank, N.A.	06/16/2017	39	EUR	95	EUR	185,250	14,663
SX7E Index	Put	J.P. Morgan Chase Bank, N.A.	06/16/2017	37	EUR	100	EUR	185,000	18,074
Subtotal — Exchange-Traded Index Put Options Purchased				5,199					$3,064,615
Total Exchange-Traded Index Options Purchased				5,483					$4,856,090
Total Index Options Purchased — Equity Risk				7,443					$6,779,823

Abbreviations:

CHF	– Swiss Franc
EUR	– Euro
JPY	– Japanese Yen
USD	– U.S. Dollar

(g)	Notional Value is calculated by multiplying the Number of Contracts by the Strike Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
EUR versus USD	Call	Goldman Sachs International	08/25/2020	USD	1.200	EUR	1,348,907	$106,599
GBP versus NOK	Call	Citigroup Global Markets Inc.	08/24/2017	NOK	12.000	GBP	120,832	603
GBP versus NOK	Call	Goldman Sachs International	08/24/2017	NOK	12.000	GBP	10,956,299	54,678
Subtotal — Over-The-Counter Foreign Currency Call Options Purchased								$161,880
EUR versus USD	Put	Barclays Bank PLC	01/13/2020	USD	1.270	EUR	338,440	$49,216
EUR versus USD	Put	Barclays Bank PLC	01/27/2020	USD	1.222	EUR	640,440	72,471
EUR versus USD	Put	Barclays Bank PLC	03/12/2020	USD	1.170	EUR	132,118	11,067
EUR versus USD	Put	Barclays Bank PLC	04/03/2020	USD	1.172	EUR	431,984	36,784
EUR versus USD	Put	Barclays Bank PLC	04/22/2020	USD	1.172	EUR	351,372	29,919
EUR versus USD	Put	Barclays Bank PLC	05/12/2020	USD	1.225	EUR	119,640	13,805
EUR versus USD	Put	Barclays Bank PLC	06/03/2020	USD	1.218	EUR	509,824	56,704
EUR versus USD	Put	Barclays Bank PLC	06/26/2020	USD	1.220	EUR	578,405	65,037
EUR versus USD	Put	Barclays Bank PLC	07/10/2020	USD	1.213	EUR	477,259	51,722
EUR versus USD	Put	Barclays Bank PLC	07/16/2020	USD	1.188	EUR	437,856	41,347
EUR versus USD	Put	Barclays Bank PLC	08/25/2020	USD	1.177	EUR	754,643	67,256
EUR versus USD	Put	Citigroup Global Markets Inc.	08/25/2020	USD	1.194	EUR	363,370	35,537
EUR versus USD	Put	Citigroup Global Markets Inc.	08/25/2020	USD	1.228	EUR	353,889	41,601
EUR versus USD	Put	Deutsche Bank Securities Inc.	07/01/2020	USD	1.210	EUR	358,640	38,250
EUR versus USD	Put	Deutsche Bank Securities Inc.	08/25/2020	USD	1.205	EUR	320,544	33,383
EUR versus USD	Put	Goldman Sachs International	12/12/2019	USD	1.350	EUR	2,792,791	580,182
EUR versus USD	Put	Goldman Sachs International	01/21/2020	USD	1.253	EUR	310,284	41,421
EUR versus USD	Put	Goldman Sachs International	02/06/2020	USD	1.234	EUR	238,027	28,744
EUR versus USD	Put	Goldman Sachs International	04/15/2020	USD	1.159	EUR	618,354	48,666
EUR versus USD	Put	Goldman Sachs International	07/29/2020	USD	1.204	EUR	200,000	20,679
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.171	EUR	565,767	48,710
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.181	EUR	840,208	76,392
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.182	EUR	940,625	86,009
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.192	EUR	1,446,909	139,945
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.199	EUR	949,393	95,441
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.203	EUR	1,678,227	172,897
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.210	EUR	422,926	45,124

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Purchased—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
EUR versus USD	Put	Goldman Sachs International	06/17/2021	USD	1.202	EUR	948,543	$99,316
EUR versus USD	Put	Goldman Sachs International	06/17/2021	USD	1.205	EUR	599,775	63,741
EUR versus USD	Put	Goldman Sachs International	06/17/2021	USD	1.208	EUR	842,323	90,854
EUR versus USD	Put	Bank of America Merrill Lynch	08/25/2020	USD	1.217	EUR	798,120	88,610
NOK versus GBP	Put	Goldman Sachs International	11/17/2016	NOK	10.650	GBP	1,217,367	76,513
NOK versus GBP	Put	Goldman Sachs International	11/17/2016	NOK	10.700	GBP	1,217,367	83,743
NOK versus GBP	Put	Goldman Sachs International	11/17/2016	NOK	10.750	GBP	1,217,367	91,010
NOK versus GBP	Put	Goldman Sachs International	12/20/2016	NOK	10.350	GBP	1,293,924	45,103
NOK versus GBP	Put	Goldman Sachs International	12/20/2016	NOK	10.400	GBP	1,414,756	55,598
NOK versus GBP	Put	Goldman Sachs International	12/20/2016	NOK	10.450	GBP	1,293,924	56,912
USD versus JPY	Put	Citigroup Global Markets Inc.	04/26/2017	JPY	100.000	USD	3,329,000	51,679
USD versus JPY	Put	Deutsche Bank Securities Inc.	04/26/2017	JPY	100.000	USD	21,396,000	332,150
USD versus JPY	Put	Deutsche Bank Securities Inc.	04/26/2017	JPY	105.000	USD	4,555,000	156,208
USD versus JPY	Put	Goldman Sachs International	04/26/2017	JPY	100.000	USD	6,957,000	108,000
USD versus JPY	Put	Goldman Sachs International	04/26/2017	JPY	109.000	USD	225,136	13,243
USD versus KRW	Put	Barclays Bank PLC	04/26/2017	KRW	1,155.000	USD	1,379,000	51,301
USD versus KRW	Put	Deutsche Bank Securities Inc.	04/26/2017	KRW	1,155.000	USD	4,405,000	163,875
Subtotal — Over-The-Counter Foreign Currency Put Options Purchased								$3,656,165
Total Over-The-Counter Foreign Currency Options Purchased — Currency Risk								$3,818,045
Total — Options Purchased (Cost $14,473,376)								$10,597,868

Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
JPY	– Japanese Yen
KRW	– South Korean Won
NOK	– Norwegian Krone
USD	– U.S. Dollar

Open Over-The-Counter Index Options Written
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Strike Price		Premiums Received	Notional Value(g)		Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Call	Goldman Sachs International	01/20/2017	103	USD	2,150	$(466,268)	USD	22,145,000	$(430,507)	$35,761
Subtotal — Over-The-Counter Index Call Options Written				103			$(466,268)			$(430,507)	$35,761
M1EF Index	Put	Goldman Sachs International	12/19/2016	14	USD	300	(10,682)	USD	420,000	(417)	10,265
M1EF Index	Put	Goldman Sachs International	12/19/2016	345	USD	310	(129,751)	USD	10,695,000	(14,990)	114,761
M1EF Index	Put	Goldman Sachs International	12/19/2016	173	USD	350	(366,406)	USD	6,055,000	(34,426)	331,980
M1EF Index	Put	Goldman Sachs International	12/19/2016	338	USD	360	(75,338)	USD	12,168,000	(98,698)	(23,360)
M1EF Index	Put	Goldman Sachs International	12/19/2016	164	USD	380	(301,142)	USD	6,232,000	(102,826)	198,316
M1EF Index	Put	Goldman Sachs International	09/18/2017	166	USD	400	(496,091)	USD	6,640,000	(563,566)	(67,475)
M1EF Index	Put	Morgan Stanley Capital Services LLC	12/19/2016	5	USD	380	(7,500)	USD	190,000	(3,135)	4,365
M1EF Index	Put	UBS	12/19/2016	7	USD	340	(14,700)	USD	238,000	(950)	13,750
S&P 500 Index	Put	Morgan Stanley Capital Services LLC	06/16/2017	51	USD	2,075	(483,480)	USD	10,582,500	(490,061)	(6,581)
Subtotal — Over-The-Counter Index Put Options Written				1,263			$(1,885,090)			$(1,309,069)	$576,021
Total Over-The-Counter Index Options Written				1,366			$(2,351,358)			$(1,739,576)	$611,782

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Targeted Returns Fund

Open Exchange-Traded Index Options Written(h)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Strike Price		Premiums Received	Notional Value(g)		Value	Unrealized Appreciation (Depreciation)
Nikkei 225 Index	Call	Goldman Sachs International	12/09/2016	4	JPY	17,750	$(6,159)	JPY	71,000,000	$(8,773)	$(2,614)
Nikkei 225 Index	Call	UBS	12/09/2016	70	JPY	17,750	(269,214)	JPY	1,242,500,000	(153,531)	115,683
Subtotal — Exchange-Traded Index Call Options Written				74			$(275,373)			$(162,304)	$113,069
Nikkei 225 Index	Put	Goldman Sachs International	03/10/2017	2	JPY	15,500	$(27,518)	JPY	31,000,000	$(4,863)	$22,655
Nikkei 225 Index	Put	UBS	03/10/2017	25	JPY	15,500	(325,022)	JPY	387,500,000	(60,793)	264,229
S&P 500 Index	Put	Morgan Stanley Capital Services LLC	06/16/2017	1	USD	2,075	(8,935)	USD	207,500	(9,620)	(685)
SX7E Index	Put	Goldman Sachs International	12/16/2016	1,189	EUR	90	(420,297)	EUR	5,350,500	(55,472)	364,825
SX7E Index	Put	UBS	12/16/2016	358	EUR	90	(138,155)	EUR	1,611,000	(16,702)	121,453
Subtotal — Exchange-Traded Index Put Options Written				1,575			$(919,927)			$(147,450)	$772,477
Total Exchange-Traded Index Options Written				1,649			$(1,195,300)			$(309,754)	$885,546
Total Index Options Written — Equity Risk				3,015			$(3,546,658)			$(2,049,330)	$1,497,328

Currency Abbreviations:

EUR	– Euro
JPY	– Japanese Yen
USD	– U.S. Dollar

(g)	Notional Value is calculated by multiplying the Number of Contracts by the Strike Price by the multiplier.
(h)	Index options written collateralized by $1,048,750 cash held with Bank of America Merrill Lynch.

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
CAD versus USD	Call	Barclays Bank PLC	11/09/2016	CAD	1.290	$(5,697)	USD	222,000	$(8,637)	$(2,940)
CAD versus USD	Call	Barclays Bank PLC	12/08/2016	CAD	1.320	(3,379)	USD	222,000	(4,810)	(1,431)
CAD versus USD	Call	Citigroup Global Markets Inc.	11/09/2016	CAD	1.285	(50,635)	USD	1,743,500	(74,297)	(23,662)
CAD versus USD	Call	Citigroup Global Markets Inc.	11/09/2016	CAD	1.290	(46,342)	USD	1,743,500	(67,832)	(21,490)
CAD versus USD	Call	Citigroup Global Markets Inc.	11/09/2016	CAD	1.295	(42,276)	USD	1,743,500	(61,392)	(19,116)
CAD versus USD	Call	Citigroup Global Markets Inc.	12/08/2016	CAD	1.315	(22,960)	USD	1,766,967	(42,951)	(19,991)
CAD versus USD	Call	Citigroup Global Markets Inc.	12/08/2016	CAD	1.320	(20,594)	USD	1,766,967	(38,281)	(17,687)
CAD versus USD	Call	Citigroup Global Markets Inc.	12/08/2016	CAD	1.325	(18,484)	USD	1,766,967	(33,939)	(15,455)
CAD versus USD	Call	Goldman Sachs International	01/10/2017	CAD	1.340	(25,071)	USD	1,844,967	(31,061)	(5,990)
CAD versus USD	Call	Goldman Sachs International	01/10/2017	CAD	1.350	(20,808)	USD	1,844,967	(25,192)	(4,384)
CAD versus USD	Call	Goldman Sachs International	01/10/2017	CAD	1.360	(17,219)	USD	1,844,967	(20,305)	(3,086)
NOK versus GBP	Call	Goldman Sachs International	08/24/2017	NOK	12.000	(43,691)	GBP	11,077,131	(55,281)	(11,590)
USD versus EUR	Call	Bank of America Merrill Lynch	08/25/2020	USD	1.217	(85,895)	EUR	798,120	(57,488)	28,407
USD versus EUR	Call	Barclays Bank PLC	01/13/2020	USD	1.270	(33,953)	EUR	338,440	(13,760)	20,193
USD versus EUR	Call	Barclays Bank PLC	01/27/2020	USD	1.222	(66,630)	EUR	640,440	(35,910)	30,720
USD versus EUR	Call	Barclays Bank PLC	03/12/2020	USD	1.170	(13,404)	EUR	132,118	(10,602)	2,802
USD versus EUR	Call	Barclays Bank PLC	04/03/2020	USD	1.172	(44,779)	EUR	431,984	(35,208)	9,571
USD versus EUR	Call	Barclays Bank PLC	04/22/2020	USD	1.172	(36,888)	EUR	351,372	(28,638)	8,250
USD versus EUR	Call	Barclays Bank PLC	05/12/2020	USD	1.225	(12,182)	EUR	119,640	(7,425)	4,757
USD versus EUR	Call	Barclays Bank PLC	06/03/2020	USD	1.218	(52,930)	EUR	509,824	(33,684)	19,246
USD versus EUR	Call	Barclays Bank PLC	06/26/2020	USD	1.220	(57,422)	EUR	578,405	(38,701)	18,721
USD versus EUR	Call	Barclays Bank PLC	07/10/2020	USD	1.213	(48,839)	EUR	477,259	(33,648)	15,191
USD versus EUR	Call	Barclays Bank PLC	07/16/2020	USD	1.188	(42,457)	EUR	437,856	(35,539)	6,918
USD versus EUR	Call	Barclays Bank PLC	08/25/2020	USD	1.177	(79,273)	EUR	754,643	(67,052)	12,221
USD versus EUR	Call	Citigroup Global Markets Inc.	08/25/2020	USD	1.194	(36,552)	EUR	363,370	(29,635)	6,917
USD versus EUR	Call	Citigroup Global Markets Inc.	08/25/2020	USD	1.228	(36,638)	EUR	353,889	(24,033)	12,605
USD versus EUR	Call	Deutsche Bank Securities Inc.	07/01/2020	USD	1.210	(36,515)	EUR	358,640	(25,465)	11,050
USD versus EUR	Call	Deutsche Bank Securities Inc.	08/25/2020	USD	1.205	(32,515)	EUR	320,544	(24,607)	7,908

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Written—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
USD versus EUR	Call	Goldman Sachs International	12/12/2019	USD	1.350	$(283,731)	EUR	2,792,791	$(64,214)	$219,517
USD versus EUR	Call	Goldman Sachs International	01/21/2020	USD	1.253	(30,213)	EUR	310,284	(14,215)	15,998
USD versus EUR	Call	Goldman Sachs International	02/06/2020	USD	1.234	(22,003)	EUR	238,027	(12,553)	9,450
USD versus EUR	Call	Goldman Sachs International	04/15/2020	USD	1.159	(63,718)	EUR	618,354	(54,316)	9,402
USD versus EUR	Call	Goldman Sachs International	07/29/2020	USD	1.204	(19,856)	EUR	200,000	(15,061)	4,795
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.171	(58,508)	EUR	565,767	(51,844)	6,664
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.181	(88,316)	EUR	840,208	(73,318)	14,998
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.182	(99,575)	EUR	940,625	(81,657)	17,918
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.192	(150,346)	EUR	1,446,909	(119,243)	31,103
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.199	(107,205)	EUR	949,393	(75,423)	31,782
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.203	(172,877)	EUR	1,678,227	(130,201)	42,676
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.210	(42,970)	EUR	422,926	(31,702)	11,268
USD versus EUR	Call	Goldman Sachs International	06/17/2021	USD	1.202	(111,513)	EUR	948,543	(93,793)	17,720
USD versus EUR	Call	Goldman Sachs International	06/17/2021	USD	1.205	(72,564)	EUR	599,775	(58,525)	14,039
USD versus EUR	Call	Goldman Sachs International	06/17/2021	USD	1.208	(97,442)	EUR	842,323	(81,107)	16,335
Subtotal — Over-The-Counter Foreign Currency Call Options Written						$(2,454,865)			$(1,922,545)	$532,320
EUR versus USD	Put	Barclays Bank PLC	01/20/2017	USD	1.066	$(18,262)	EUR	2,037,000	$(11,465)	$6,797
EUR versus USD	Put	Barclays Bank PLC	01/20/2017	USD	1.071	(21,032)	EUR	2,037,000	(13,562)	7,470
EUR versus USD	Put	Barclays Bank PLC	01/20/2017	USD	1.076	(24,202)	EUR	2,037,000	(16,005)	8,197
EUR versus USD	Put	Citigroup Global Markets Inc.	11/18/2016	USD	1.110	(16,281)	EUR	1,834,436	(28,577)	(12,296)
EUR versus USD	Put	Citigroup Global Markets Inc.	11/18/2016	USD	1.115	(18,764)	EUR	1,834,436	(35,931)	(17,167)
EUR versus USD	Put	Goldman Sachs International	11/18/2016	USD	1.115	(2,779)	EUR	296,420	(5,806)	(3,027)
EUR versus USD	Put	Goldman Sachs International	11/18/2016	USD	1.120	(21,725)	EUR	1,834,436	(43,851)	(22,126)
EUR versus USD	Put	Goldman Sachs International	12/16/2016	USD	1.095	(18,737)	EUR	1,915,771	(19,910)	(1,173)
EUR versus USD	Put	Goldman Sachs International	12/16/2016	USD	1.100	(24,114)	EUR	2,212,191	(28,253)	(4,139)
EUR versus USD	Put	Goldman Sachs International	12/16/2016	USD	1.105	(24,370)	EUR	1,915,771	(29,700)	(5,330)
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.200	(151,201)	EUR	1,348,907	(136,347)	14,854
GBP versus NOK	Put	Citigroup Global Markets Inc.	12/20/2016	NOK	10.400	(4,572)	GBP	120,832	(4,748)	(176)
GBP versus NOK	Put	Goldman Sachs International	11/17/2016	NOK	10.650	(19,248)	GBP	1,217,367	(76,513)	(57,265)
GBP versus NOK	Put	Goldman Sachs International	11/17/2016	NOK	10.700	(5,755)	GBP	1,217,367	(83,743)	(77,988)
GBP versus NOK	Put	Goldman Sachs International	11/17/2016	NOK	10.750	(22,189)	GBP	1,217,367	(91,010)	(68,821)
GBP versus NOK	Put	Goldman Sachs International	12/20/2016	NOK	10.350	(13,366)	GBP	1,293,924	(45,103)	(31,737)
GBP versus NOK	Put	Goldman Sachs International	12/20/2016	NOK	10.400	(15,688)	GBP	1,293,924	(50,850)	(35,162)
GBP versus NOK	Put	Goldman Sachs International	12/20/2016	NOK	10.450	(18,306)	GBP	1,293,924	(56,911)	(38,605)
USD versus JPY	Put	Deutsche Bank Securities Inc.	04/26/2017	JPY	109.000	(24,079)	USD	225,136	(13,243)	10,836
USD versus JPY	Put	Goldman Sachs International	04/26/2017	JPY	105.000	(245,763)	USD	4,564,000	(156,516)	89,247
USD versus KRW	Put	Barclays Bank PLC	04/26/2017	KRW	1,155.000	(849,420)	USD	18,000,000	(669,635)	179,785
USD versus KRW	Put	Citigroup Global Markets Inc.	04/26/2017	KRW	1,155.010	(14,000)	USD	280,000	(10,417)	3,583
USD versus KRW	Put	Deutsche Bank Securities Inc.	04/26/2017	KRW	1,155.020	(236,315)	USD	5,182,342	(192,793)	43,522
Subtotal — Over-The-Counter Foreign Currency Put Options Written						$(1,810,168)			$(1,820,889)	$(10,721)
Total Foreign Currency Options Written — Currency Risk						$(4,265,033)			$(3,743,434)	$521,599
Total — Options Written						$(7,811,691)			$(5,792,764)	$2,018,927

Currency Abbreviations:

CAD	– Canadian Dollar
EUR	– Euro
GBP	– British Pound Sterling
JPY	– Japanese Yen
NOK	– Norwegian Krone
KRW	– South Korean Won
USD	– U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16                         Invesco Global Targeted Returns Fund

Options Written Transactions
	Call Options
	Number of Contracts*		Notional Value		Notional Value		Notional Value		Notional Value		Notional Value	Premiums Received
Beginning of period	149	EUR	9,996,163	GBP	6,707,747	HKD	105,700,000	JPY	—	USD	16,950,500	$1,941,208
Written	213	EUR	10,364,533	GBP	14,187,910	HKD	32,380,000	JPY	1,313,500,000	USD	88,149,374	3,067,905
Closed	(143)		—		—	HKD	(98,650,000)		—	USD	(28,373,261)	(941,164)
Exercised	—		—		—		—		—		—	—
Expired	(42)		—	GBP	(9,818,526)	HKD	(39,430,000)		—	USD	(38,071,311)	(871,443)
End of period	177	EUR	20,360,696	GBP	11,077,131	HKD	—	JPY	1,313,500,000	USD	38,655,302	$3,196,506

	Put Options
	Number of Contracts*		Notional Value		Notional Value		Notional Value		Notional Value	Premiums Received
Beginning of period	1,210	EUR	49,756,823	GBP	22,879,187	JPY	2,751,000,000	USD	33,515,000	$6,521,659
Written	6,897	EUR	142,427,081	GBP	77,293,284	JPY	1,749,250,000	USD	272,885,270	20,535,948
Closed	(3,692)	EUR	(87,466,332)	GBP	(85,673,927)	JPY	(3,322,750,000)	USD	(210,024,792)	(20,030,117)
Exercised	—		—		—		—		—	—
Expired	(1,577)	EUR	(78,452,704)	GBP	(6,843,839)	JPY	(759,000,000)	USD	(14,696,000)	(2,412,305)
End of period	2,838	EUR	26,264,868	GBP	7,654,705	JPY	418,500,000	USD	81,679,478	$4,615,185

*	Does not include foreign currency options written.

Open Futures Contracts(i)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
CAA Index	Long	833	December-2016	$4,777,875	$565,048
CBOE VIX Index	Long	107	December-2016	1,864,475	(122,591)
DAX Index	Long	41	December-2016	12,013,694	311,835
E-Mini Consumer Staples Sector	Long	249	December-2016	13,162,140	(86,596)
FTSE 100 Index	Long	2	December-2016	169,594	5,490
Swiss Market Index	Long	253	December-2016	20,016,543	(721,089)
E-Mini Consumer Discretionary Sector	Short	167	December-2016	(13,097,810)	159,591
E-Mini S&P 500 Index	Short	75	December-2016	(7,950,375)	58,185
MSCI AC Asia Index	Short	290	December-2016	(10,840,432)	385,629
Nikkei 225	Short	47	December-2016	(3,906,022)	(124,996)
Russell 2000 Index Mini	Short	67	December-2016	(7,981,710)	264,472
STOXX Europe 600 Index	Short	1,242	December-2016	(23,068,821)	346,306
Subtotal — Equity Risk					1,041,284
U.S. Treasury 5 Year Notes	Long	128	December-2016	15,462,000	1,471
U.S. Treasury Ultra Bonds	Long	129	December-2016	22,695,938	(1,034,794)
U.S. Treasury 10 Year Ultra Bonds	Short	105	December-2016	(14,859,141)	(3,905)
Subtotal — Interest Rate Risk					(1,037,228)
Total Futures Contracts					$4,056

(i)	Futures contracts collateralized by $3,933,439 cash held with Bank of America Merrill Lynch, the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Credit Default Swap Agreements(j)(k)
Counterparty/Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Implied Credit Spread(j)	Expiration Date		Notional Value	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Sell	1.00%	0.67%	June-2021	EUR	9,808,000	$158,286	$(6,737)
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Sell	1.00	0.73	December-2021	EUR	11,053,000	169,092	(4,075)
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Sell	1.00	1.10	December-2026	EUR	40,000,000	(295,890)	(112,404)
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Buy	(1.00)	0.67	June-2021	EUR	9,808,000	(185,775)	22,806
Credit Suisse First Boston/CME	Markit CDX NA HY Index	Buy	(1.00)	0.73	December-2021	EUR	6,330,000	(112,415)	18,165
Credit Suisse First Boston/ICE	Markit iTraxx Europe Index	Buy	(1.00)	0.73	December-2021	EUR	33,670,000	(520,538)	17,938
Credit Suisse First Boston/CME	Markit CDX NA HY Index	Buy	(5.00)	3.93	June-2021	USD	4,294,000	(110,660)	(59,998)
Credit Suisse First Boston/CME	Markit CDX NA HY Index	Buy	(5.00)	4.21	December-2021	USD	133,000	(5,383)	978
Total — Credit Default Swap Agreements — Credit Risk								$(903,283)	$(123,327)

Abbreviations:

CME	– Chicago Mercantile Exchange
EUR	– Euro

ICE	– Intercontinental Exchange
USD	– U.S. Dollar

(j)	Implied credit spreads represent the current level as of October 31, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit spread markets generally.

Open Centrally Cleared Interest Rate Swap Agreements(k)
Counterparty/Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.298%	February-2030	EUR	3,181,000	$(93,683)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.819	July-2049	EUR	270,000	(55,172)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.880	July-2049	EUR	5,156,000	(1,155,901)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	2.014	July-2049	EUR	547,000	(142,294)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.800	September-2049	EUR	446,000	(88,146)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.702	October-2049	EUR	505,000	(84,741)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.738	October-2049	EUR	506,000	(90,321)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.740	October-2049	EUR	401,000	(72,009)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.834	November-2049	EUR	884,000	(181,252)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.812	December-2049	EUR	1,821,000	(361,318)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.825	December-2049	EUR	2,098,000	(424,171)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.733	January-2050	EUR	1,050,000	(184,016)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.288	March-2050	EUR	1,187,000	(53,314)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.340	June-2050	EUR	750,000	(42,161)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	0.931	September-2050	EUR	790,000	50,555
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	0.984	September-2050	EUR	703,000	34,612
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.463	May-2025	GBP	8,364,000	(644,936)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.680	June-2025	GBP	350,000	(32,474)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.807	June-2025	GBP	772,000	(78,439)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.550	July-2025	GBP	280,000	(22,769)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.710	July-2025	GBP	427,000	(39,962)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.761	July-2025	GBP	643,000	(62,763)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.795	July-2025	GBP	477,000	(47,927)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.300	September-2025	GBP	622,000	(38,020)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.358	September-2025	GBP	821,000	(53,803)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.283	October-2025	GBP	136,000	(8,028)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.293	October-2025	GBP	639,000	(38,404)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.264	November-2025	GBP	630,000	(35,919)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.411	November-2025	GBP	718,000	(48,750)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(k)—(continued)
Counterparty/Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.392%	December-2025	GBP	1,723,000	$(112,337)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.205	January-2026	GBP	838,000	(43,412)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.319	January-2026	GBP	641,000	(38,398)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.859	March-2026	GBP	1,149,000	(30,888)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.875	March-2026	GBP	583,000	(16,133)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.195	June-2026	GBP	509,000	(14,358)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.393	June-2026	GBP	1,996,000	10,402
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.015	September-2026	GBP	1,424,000	42,671
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.247	September-2026	GBP	1,277,000	20,318
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.274	September-2026	GBP	604,000	8,405
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.056	September-2036	GBP	4,384,000	304,272
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.080	September-2036	GBP	2,192,000	146,319
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.100	September-2036	GBP	4,384,000	282,947
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.253	September-2036	GBP	362,000	17,010
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.420	September-2036	GBP	338,000	9,607
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.709	September-2036	GBP	467,303	(454)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.713	September-2036	GBP	1,813,234	(2,420)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.727	September-2036	GBP	934,606	(2,651)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.972	December-2045	GBP	737,000	(151,512)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.985	December-2045	GBP	867,100	(182,555)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.031	December-2045	GBP	1,388,000	(315,846)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.042	December-2045	GBP	1,399,000	(324,054)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.045	December-2045	GBP	1,090,000	(254,187)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.100	December-2045	GBP	890,000	(225,744)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.113	December-2045	GBP	553,000	(143,245)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.116	December-2045	GBP	557,000	(144,896)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.050	January-2046	GBP	301,000	(71,212)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.636	March-2046	GBP	402,000	(36,144)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.643	March-2046	GBP	243,000	(22,463)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.850	April-2046	GBP	172,000	(28,879)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.144	September-2046	GBP	234,000	17,006
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.004	December-2046	GBP	493,000	59,571
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.210	December-2046	GBP	758,000	41,390
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.294	December-2046	GBP	517,000	14,821
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month JPY LIBOR	0.544	September-2036	JPY	313,651,428	67,492
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month JPY LIBOR	0.614	September-2036	JPY	156,825,716	23,486
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month JPY LIBOR	0.627	September-2036	JPY	627,302,856	86,683
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month JPY LIBOR	0.590	May-2038	JPY	475,650,000	(75,450)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month JPY LIBOR	0.624	May-2038	JPY	200,400,000	(44,761)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month JPY LIBOR	0.637	May-2038	JPY	549,750,000	(135,213)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month JPY LIBOR	0.640	May-2038	JPY	22,541,000	(5,687)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month JPY LIBOR	0.159	June-2038	JPY	47,577,000	31,385
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month JPY LIBOR	0.580	June-2038	JPY	65,686,000	(8,538)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month JPY LIBOR	0.367	September-2038	JPY	95,159,000	27,625
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month SEK LIBOR	0.390	April-2021	SEK	111,635,138	(306,413)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month SEK LIBOR	0.385	May-2021	SEK	170,366,862	(462,267)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month SEK LIBOR	0.285	June-2021	SEK	9,593,000	(19,881)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month SEK LIBOR	0.304	June-2021	SEK	15,954,000	(34,800)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month SEK LIBOR	(0.036)	September-2021	SEK	10,167,000	(369)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month SEK LIBOR	0.020	September-2021	SEK	11,493,000	(4,209)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(k)—(continued)
Counterparty/Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate		Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month SEK LIBOR	(0.016	) %	December-2021	SEK	13,644,000	$2,567
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	0.970		September-2021	USD	201,000	3,591
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.034		September-2021	USD	1,972,200	29,239
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.036		September-2021	USD	986,100	14,521
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.039		September-2021	USD	986,100	14,384
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.055		September-2021	USD	1,479,100	20,437
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.058		September-2021	USD	986,100	13,474
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.060		September-2021	USD	986,100	13,399
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.085		September-2021	USD	1,479,200	18,354
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.098		September-2021	USD	986,100	11,580
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.205		September-2021	USD	298,000	1,987
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.245		September-2021	USD	375,000	1,786
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.243		December-2021	USD	333,000	2,234
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.860		November-2041	USD	382,000	15,983
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.869		November-2041	USD	5,117,000	204,905
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.874		November-2041	USD	3,307,000	129,300
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.878		November-2041	USD	1,427,000	54,531
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.958		November-2041	USD	651,200	14,126
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	2.008		November-2041	USD	1,953,600	21,956
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	2.036		November-2041	USD	651,200	3,555
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.730		February-2042	USD	1,401,000	99,730
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.732		February-2042	USD	5,768,200	407,979
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.749		February-2042	USD	1,014,000	68,065
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.760		February-2042	USD	6,293,800	408,241
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.854		February-2042	USD	333,000	15,093
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.912		February-2042	USD	2,343,000	78,315
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.934		February-2042	USD	418,000	12,068
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	2.318		September-2046	USD	554,000	(329)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	2.325		September-2046	USD	554,000	(755)
Credit Suisse Securities (USA) LLC/LCH	Receive	6 Month JPY LIBOR	0.698		September-2036	JPY	22,494,000	1,562
Credit Suisse Securities (USA) LLC/LCH	Receive	6 Month JPY LIBOR	0.465		September-2038	JPY	37,115,000	3,756
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month AUD LIBOR	2.368		June-2026	AUD	4,470,111	(54,683)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month AUD LIBOR	2.397		June-2026	AUD	13,410,333	(151,091)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month AUD LIBOR	2.398		June-2026	AUD	22,350,556	(251,053)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month AUD LIBOR	2.361		September-2026	AUD	1,269,000	(16,644)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month AUD LIBOR	2.395		September-2026	AUD	868,000	(10,550)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month AUD LIBOR	2.533		September-2026	AUD	1,285,000	(9,742)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.805		July-2029	EUR	700,000	65,132
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.881		July-2029	EUR	12,887,000	1,307,847
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.998		July-2029	EUR	1,368,000	156,077
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.770		September-2029	EUR	1,114,000	97,007
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.622		October-2029	EUR	1,262,000	87,259
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.693		October-2029	EUR	1,264,000	97,850
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.721		October-2029	EUR	1,002,000	81,436
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.760		November-2029	EUR	2,211,000	183,800
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.792		December-2029	EUR	4,531,000	385,256
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.808		December-2029	EUR	5,244,000	457,193
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.693		January-2030	EUR	2,626,000	192,957
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.265		March-2030	EUR	2,967,000	74,275
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.302		June-2030	EUR	1,875,000	45,380

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(k)—(continued)
Counterparty/Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	0.874%	September-2030	EUR	1,976,000	$(51,269)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	0.973	September-2030	EUR	1,762,000	(26,948)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.308	February-2050	EUR	1,272,000	65,863
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month GBP LIBOR	1.219	September-2025	GBP	5,510,750	(58,275)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month GBP LIBOR	1.229	September-2025	GBP	2,755,375	(27,438)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month GBP LIBOR	1.248	September-2025	GBP	5,510,750	(48,566)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month GBP LIBOR	1.250	September-2025	GBP	1,663,874	(14,513)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month GBP LIBOR	1.327	September-2025	GBP	5,510,750	(23,182)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month GBP LIBOR	1.400	September-2025	GBP	3,169,764	145
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month JPY LIBOR	0.265	May-2028	JPY	756,070,000	65,597
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month JPY LIBOR	0.303	May-2028	JPY	391,950,000	48,024
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month JPY LIBOR	0.310	May-2028	JPY	312,150,000	40,465
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month JPY LIBOR	0.325	May-2028	JPY	1,085,400,000	155,981
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month JPY LIBOR	0.000	June-2028	JPY	68,483,000	(11,842)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month JPY LIBOR	0.283	June-2028	JPY	128,087,000	12,345
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month JPY LIBOR	0.100	September-2028	JPY	193,527,000	(18,046)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.260	July-2025	SEK	17,000,000	94,801
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.305	July-2025	SEK	18,514,281	108,812
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.395	July-2025	SEK	16,680,000	106,833
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.476	July-2025	SEK	44,677,000	307,021
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.578	July-2025	SEK	14,724,719	109,878
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.236	September-2025	SEK	7,042,000	36,412
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.205	October-2025	SEK	8,526,000	41,250
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.265	October-2025	SEK	8,198,000	42,880
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.275	October-2025	SEK	10,606,000	56,832
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.373	November-2025	SEK	13,133,000	74,359
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.470	November-2025	SEK	14,717,000	91,862
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.534	December-2025	SEK	36,231,000	234,626
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.313	January-2026	SEK	21,817,000	110,367
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.655	January-2026	SEK	34,380,000	243,562
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.060	March-2026	SEK	11,083,000	37,459
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	1.327	June-2026	SEK	10,167,000	(12,998)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.033	June-2026	SEK	15,348,000	42,316
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.053	June-2026	SEK	15,954,000	45,839
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	1.360	September-2026	SEK	15,350,000	(21,981)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	1.560	September-2026	SEK	8,210,000	(2,543)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	1.710	November-2041	USD	989,000	(72,187)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	1.719	November-2041	USD	1,401,000	(99,655)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	1.720	November-2041	USD	5,768,200	(409,102)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	1.749	November-2041	USD	6,293,800	(409,205)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	2.446	March-2046	USD	9,708,571	129,112
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	2.453	March-2046	USD	4,233,688	59,055
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	2.474	March-2046	USD	4,590,741	74,336
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	2.625	April-2046	USD	574,000	18,294
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	2.510	June-2046	USD	491,000	9,868
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	2.155	September-2046	USD	751,000	(12,068)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	2.163	September-2046	USD	1,123,000	(17,124)
Credit Suisse Securities (USA) LLC/LCH	Pay	6 Month JPY LIBOR	0.183	September-2028	JPY	74,792,000	(950)
Credit Suisse Securities (USA) LLC/LCH	Pay	6 Month JPY LIBOR	0.743	September-2036	JPY	217,955,000	(5,654)
Subtotal — Centrally Cleared Interest Rate Swap Agreements							$(599,504)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21                         Invesco Global Targeted Returns Fund

Abbreviations:

AUD	– Australian Dollar
CME	– Chicago Mercantile Exchange
EUR	– Euro

GBP	– British Pound Sterling
JPY	– Japanese Yen
LCH	– LCH Clearnet

LIBOR	– London Interbank Offered Rate
SEK	– Swedish Krona
USD	– U.S. Dollar

(k)	Centrally cleared swap agreements collateralized by $4,862,974 cash held with Credit Suisse First Boston.

Open Over-The-Counter Inflation Swap Agreements(l)
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Barclays Bank PLC(c)	Receive	United Kingdom RPI	3.032%	June-2021	GBP	1,294,000	$42,498
Citigroup Global Markets Inc.(c)	Receive	United Kingdom RPI	2.658	September-2020	GBP	840,423	26,372
Citigroup Global Markets Inc.(c)	Receive	United Kingdom RPI	2.625	May-2021	GBP	1,018,000	52,728
Deutsche Bank Securities Inc.(c)	Receive	United Kingdom RPI	2.720	January-2020	GBP	1,155,175	3,604
Deutsche Bank Securities Inc.(c)	Receive	United Kingdom RPI	2.675	April-2020	GBP	1,817,000	31,142
Deutsche Bank Securities Inc.(c)	Receive	United Kingdom RPI	2.740	April-2020	GBP	1,954,000	24,942
Deutsche Bank Securities Inc.(c)	Receive	United Kingdom RPI	2.778	April-2020	GBP	1,105,000	11,312
Deutsche Bank Securities Inc.(c)	Receive	United Kingdom RPI	2.612	October-2020	GBP	1,278,000	42,714
Deutsche Bank Securities Inc.(c)	Receive	United Kingdom RPI	2.737	November-2020	GBP	1,261,000	41,362
Deutsche Bank Securities Inc.(c)	Receive	United Kingdom RPI	2.745	January-2021	GBP	1,283,000	46,124
Deutsche Bank Securities Inc.(c)	Receive	United Kingdom RPI	2.752	March-2021	GBP	1,166,000	48,590
Deutsche Bank Securities Inc.(c)	Receive	United Kingdom RPI	2.978	July-2021	GBP	2,008,000	76,974
Goldman Sachs International(c)	Receive	United Kingdom RPI	2.786	December-2020	GBP	3,450,000	111,691
Goldman Sachs International(c)	Receive	United Kingdom RPI	2.708	March-2021	GBP	2,298,000	102,599
Morgan Stanley Capital Services LLC(c)	Receive	United Kingdom RPI	2.690	February-2020	GBP	11,857,170	98,898
Morgan Stanley Capital Services LLC(c)	Receive	United Kingdom RPI	3.015	July-2020	GBP	830,852	5,115
Morgan Stanley Capital Services LLC(c)	Receive	United Kingdom RPI	2.720	September-2020	GBP	1,642,000	44,642
Morgan Stanley Capital Services LLC(c)	Receive	United Kingdom RPI	2.790	November-2020	GBP	1,393,000	40,738
Morgan Stanley Capital Services LLC(c)	Receive	United Kingdom RPI	2.628	January-2021	GBP	1,676,000	73,363
Morgan Stanley Capital Services LLC(c)	Receive	United Kingdom RPI	3.050	September-2021	GBP	1,007,000	28,145
Morgan Stanley Capital Services LLC(c)	Receive	United Kingdom RPI	3.200	October-2021	GBP	2,373,000	43,059
Morgan Stanley Capital Services LLC(c)	Receive	United Kingdom RPI	3.245	September-2025	GBP	4,245,130	71,994
Morgan Stanley Capital Services LLC(c)	Receive	United Kingdom RPI	3.271	September-2025	GBP	4,245,130	55,206
Morgan Stanley Capital Services LLC(c)	Receive	United Kingdom RPI	3.285	September-2025	GBP	4,245,130	45,989
Morgan Stanley Capital Services LLC(c)	Receive	United Kingdom RPI	3.294	September-2025	GBP	2,122,565	20,081
Morgan Stanley Capital Services LLC(c)	Receive	United Kingdom RPI	3.319	September-2025	GBP	2,122,565	11,976
Morgan Stanley Capital Services LLC(c)	Receive	United Kingdom RPI	3.364	September-2025	GBP	4,245,100	(5,316)
Barclays Bank PLC(c)	Receive	United States CPI Urban Consumers NSA	1.955	October-2026	USD	1,314,000	11,567
Barclays Bank PLC(c)	Receive	United States CPI Urban Consumers NSA	1.960	October-2026	USD	1,314,000	10,882
Barclays Bank PLC(c)	Receive	United States CPI Urban Consumers NSA	1.993	October-2026	USD	1,288,000	6,405
Barclays Bank PLC(c)	Receive	United States CPI Urban Consumers NSA	1.995	October-2026	USD	2,628,000	12,414
Barclays Bank PLC(c)	Receive	United States CPI Urban Consumers NSA	2.000	October-2026	USD	1,288,000	5,329
Barclays Bank PLC(c)	Receive	United States CPI Urban Consumers NSA	2.010	October-2026	USD	2,628,000	8,230
Goldman Sachs International(c)	Receive	United States CPI Urban Consumers NSA	2.040	November-2026	USD	1,320,000	394
Morgan Stanley Capital Services LLC(c)	Receive	United States CPI Urban Consumers NSA	2.048	November-2026	USD	1,299,000	(633)
Barclays Bank PLC(c)	Pay	United Kingdom RPI	3.106	June-2026	GBP	1,294,000	(87,271)
Citigroup Global Markets Inc.(c)	Pay	United Kingdom RPI	2.949	September-2025	GBP	840,423	(51,562)
Citigroup Global Markets Inc.(c)	Pay	United Kingdom RPI	2.801	May-2026	GBP	1,018,000	(105,016)
Deutsche Bank Securities Inc.(c)	Pay	United Kingdom RPI	2.932	January-2025	GBP	1,155,175	(43,540)
Deutsche Bank Securities Inc.(c)	Pay	United Kingdom RPI	2.900	April-2025	GBP	1,817,000	(99,287)
Deutsche Bank Securities Inc.(c)	Pay	United Kingdom RPI	2.965	April-2025	GBP	1,954,000	(87,824)
Deutsche Bank Securities Inc.(c)	Pay	United Kingdom RPI	3.000	April-2025	GBP	1,105,000	(43,875)
Deutsche Bank Securities Inc.(c)	Pay	United Kingdom RPI	2.926	October-2025	GBP	1,278,000	(81,117)
Deutsche Bank Securities Inc.(c)	Pay	United Kingdom RPI	3.044	November-2025	GBP	1,261,000	(68,778)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Inflation Swap Agreements(l)—(continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Deutsche Bank Securities Inc.(c)	Pay	United Kingdom RPI	3.020%	January-2026	GBP	1,283,000	$(79,838)
Deutsche Bank Securities Inc.(c)	Pay	United Kingdom RPI	2.997	March-2026	GBP	1,166,000	(84,543)
Deutsche Bank Securities Inc.(c)	Pay	United Kingdom RPI	2.993	July-2026	GBP	2,008,000	(172,821)
Goldman Sachs International(c)	Pay	United Kingdom RPI	3.060	December-2025	GBP	3,450,000	(190,972)
Goldman Sachs International(c)	Pay	United Kingdom RPI	2.964	March-2026	GBP	2,298,000	(177,876)
Morgan Stanley Capital Services LLC(c)	Pay	United Kingdom RPI	3.021	September-2020	GBP	8,541,324	(58,951)
Morgan Stanley Capital Services LLC(c)	Pay	United Kingdom RPI	3.028	September-2020	GBP	8,541,324	(54,601)
Morgan Stanley Capital Services LLC(c)	Pay	United Kingdom RPI	3.054	September-2020	GBP	4,270,662	(19,754)
Morgan Stanley Capital Services LLC(c)	Pay	United Kingdom RPI	3.058	September-2020	GBP	4,270,662	(18,592)
Morgan Stanley Capital Services LLC(c)	Pay	United Kingdom RPI	3.066	September-2020	GBP	8,541,324	(32,828)
Morgan Stanley Capital Services LLC(c)	Pay	United Kingdom RPI	3.113	September-2020	GBP	8,541,324	(5,204)
Morgan Stanley Capital Services LLC(c)	Pay	United Kingdom RPI	2.923	February-2025	GBP	11,857,170	(504,682)
Morgan Stanley Capital Services LLC(c)	Pay	United Kingdom RPI	3.250	July-2025	GBP	830,852	(12,412)
Morgan Stanley Capital Services LLC(c)	Pay	United Kingdom RPI	3.010	September-2025	GBP	1,642,000	(85,787)
Morgan Stanley Capital Services LLC(c)	Pay	United Kingdom RPI	3.095	November-2025	GBP	1,393,000	(65,398)
Morgan Stanley Capital Services LLC(c)	Pay	United Kingdom RPI	2.920	January-2026	GBP	1,676,000	(129,024)
Morgan Stanley Capital Services LLC(c)	Pay	United Kingdom RPI	3.145	September-2026	GBP	1,007,000	(57,936)
Morgan Stanley Capital Services LLC(c)	Pay	United Kingdom RPI	3.303	October-2026	GBP	2,373,000	(81,631)
Subtotal — Over-The-Counter Inflation Swap Agreements							$(1,249,990)
Total Interest Rate and Inflation Swap Agreements — Interest Rate Risk							$(1,849,494)

Abbreviations:

CPI	– Consumer Price Index
GBP	– British Pound Sterling

NSA	– Non-Seasonally Adjusted
RPI	– Retail Price Index

USD	– U.S. Dollar

(c)	The investment is owned by the Subsidiary. See Note 5.
(l)	Inflation swap agreements collateralized by $1,060,000 cash held with Deutsche Bank Securities Inc., Goldman Sachs International and Morgan Stanley Capital Services, LLC.

Open Over-The-Counter Variance Swap Agreements
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Expiration Date		Notional Value	Unrealized Appreciation (Depreciation)
Goldman Sachs International	Hang Seng China Enterprise Index	Pay	37.00%	December-2016	HKD	133,500	$183,094
Goldman Sachs International	Hang Seng China Enterprise Index	Pay	41.05	December-2016	HKD	72,277	132,482
Goldman Sachs International	Hang Seng China Enterprise Index	Pay	45.00	December-2016	HKD	146,000	300,211
HSBC New York	Hang Seng China Enterprise Index	Pay	42.75	December-2016	HKD	54,382	102,148
HSBC New York	Hang Seng China Enterprise Index	Pay	43.00	December-2016	HKD	109,500	208,001
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Pay	38.10	December-2016	HKD	58,713	89,966
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Pay	39.25	December-2016	HKD	96,948	162,311
Societe Generale	Hang Seng China Enterprise Index	Pay	35.50	December-2016	HKD	92,000	113,659
Societe Generale	Hang Seng China Enterprise Index	Pay	35.60	December-2016	HKD	133,500	165,730
Societe Generale	Hang Seng China Enterprise Index	Pay	36.30	December-2016	HKD	138,905	202,820
Societe Generale	Hang Seng China Enterprise Index	Pay	37.20	December-2016	HKD	64,050	92,998
Societe Generale	Hang Seng China Enterprise Index	Pay	39.25	December-2016	HKD	39,942	66,871
Societe Generale	Hang Seng China Enterprise Index	Pay	40.00	December-2016	HKD	64,613	112,684
Societe Generale	Hang Seng China Enterprise Index	Pay	41.40	December-2016	HKD	54,000	94,565
Goldman Sachs International	Hang Seng Index	Pay	33.00	December-2016	HKD	146,000	196,563
Morgan Stanley Capital Services LLC	Hang Seng Index	Pay	30.60	December-2016	HKD	42,700	51,147
Societe Generale	Hang Seng Index	Pay	28.50	December-2016	HKD	83,000	78,728
Societe Generale	Hang Seng Index	Pay	32.50	December-2016	HKD	64,000	83,469
BNP Paribas S.A.	S&P 500 Index	Pay	19.95	December-2016	USD	7,466	44,626
BNP Paribas S.A.	S&P 500 Index	Pay	20.50	December-2016	USD	19,187	117,190

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements—(continued)
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Expiration Date		Notional Value	Unrealized Appreciation (Depreciation)
Goldman Sachs International	S&P 500 Index	Pay	19.90%	December-2016	USD	13,845	$54,994
Goldman Sachs International	S&P 500 Index	Pay	20.10	December-2016	USD	43,000	178,284
Goldman Sachs International	S&P 500 Index	Pay	20.50	December-2017	USD	9,024	3,124
Goldman Sachs International	S&P 500 Index	Pay	20.60	December-2017	USD	8,661	6,939
Goldman Sachs International	S&P 500 Index	Pay	21.05	December-2016	USD	5,274	29,964
Goldman Sachs International	S&P 500 Index	Pay	21.15	December-2017	USD	5,408	8,997
Goldman Sachs International	S&P 500 Index	Pay	21.80	December-2016	USD	3,737	22,689
Goldman Sachs International	S&P 500 Index	Pay	21.90	December-2016	USD	9,173	56,210
HSBC New York	S&P 500 Index	Pay	18.75	December-2016	USD	28,000	74,892
HSBC New York	S&P 500 Index	Pay	20.15	December-2016	USD	15,400	62,762
HSBC New York	S&P 500 Index	Pay	20.25	December-2016	USD	27,630	116,197
HSBC New York	S&P 500 Index	Pay	21.50	December-2016	USD	3,956	23,766
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	18.80	December-2016	USD	7,562	34,406
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	19.07	December-2016	USD	7,226	41,219
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	19.12	December-2016	USD	19,270	110,596
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	19.13	December-2016	USD	4,889	24,914
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	19.38	December-2016	USD	9,946	53,826
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	19.41	December-2016	USD	3,729	20,262
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	19.67	December-2016	USD	2,799	16,179
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	20.09	December-2017	USD	4,958	2,727
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	20.20	December-2017	USD	15,837	(4,205)
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	20.36	December-2017	USD	19,225	(9,789)
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	20.60	December-2017	USD	11,548	9,252
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	20.65	December-2017	USD	9,155	3,902
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	20.73	December-2017	USD	8,762	5,972
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	20.79	December-2017	USD	11,417	17,637
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	21.15	December-2016	USD	6,017	41,775
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	21.25	December-2017	USD	14,422	25,308
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	21.15	December-2016	USD	4,856	27,090
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	24.58	December-2017	USD	17,827	100,447
Societe Generale	S&P 500 Index	Pay	16.35	December-2016	USD	27,359	100,320
Societe Generale	S&P 500 Index	Pay	18.30	December-2016	USD	19,266	85,187
Societe Generale	S&P 500 Index	Pay	18.40	December-2016	USD	11,528	55,195
Societe Generale	S&P 500 Index	Pay	19.80	December-2016	USD	2,794	15,596
Societe Generale	S&P 500 Index	Pay	19.85	December-2016	USD	8,910	32,610
Societe Generale	S&P 500 Index	Pay	20.15	December-2017	USD	10,986	(7,955)
Societe Generale	S&P 500 Index	Pay	20.20	December-2017	USD	11,548	4,804
Societe Generale	S&P 500 Index	Pay	20.25	December-2016	USD	13,733	85,764
Societe Generale	S&P 500 Index	Pay	20.30	December-2016	USD	7,599	48,231
Societe Generale	S&P 500 Index	Pay	20.30	December-2017	USD	16,022	1,332
Societe Generale	S&P 500 Index	Pay	20.45	December-2017	USD	15,792	4,695
Societe Generale	S&P 500 Index	Pay	20.60	December-2016	USD	13,052	64,895
Societe Generale	S&P 500 Index	Pay	20.65	December-2017	USD	6,524	9,237
Societe Generale	S&P 500 Index	Pay	20.75	December-2017	USD	3,410	179
Societe Generale	S&P 500 Index	Pay	20.90	December-2017	USD	5,007	4,078
Societe Generale	S&P 500 Index	Pay	21.00	December-2016	USD	33,104	220,519
Societe Generale	S&P 500 Index	Pay	21.10	December-2016	USD	9,864	55,158
Societe Generale	S&P 500 Index	Pay	21.20	December-2017	USD	12,125	10,846
Societe Generale	S&P 500 Index	Pay	21.60	December-2016	USD	5,242	30,985
Societe Generale	S&P 500 Index	Pay	21.80	December-2016	USD	28,853	177,347

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements—(continued)
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Expiration Date		Notional Value	Unrealized Appreciation (Depreciation)
Societe Generale	S&P 500 Index	Pay	22.30%	December-2016	USD	17,168	$113,540
Societe Generale	S&P 500 Index	Pay	23.60	December-2016	USD	13,459	114,055
Societe Generale	S&P 500 Index	Pay	24.30	December-2016	USD	11,543	99,493
BNP Paribas S.A.	Hang Seng China Enterprise Index	Receive	33.30	December-2016	HKD	34,219	(46,988)
BNP Paribas S.A.	Hang Seng China Enterprise Index	Receive	34.67	December-2017	HKD	27,121	(13,382)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	28.85	December-2016	HKD	38,135	(21,357)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	29.65	December-2016	HKD	64,185	(41,505)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	29.65	December-2017	HKD	33,595	(6,234)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.05	December-2016	HKD	9,837	(4,925)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.20	December-2016	HKD	167,000	(86,990)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.20	December-2017	HKD	38,165	(8,293)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.45	December-2016	HKD	87,000	(63,633)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.70	December-2016	HKD	29,869	(22,627)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.85	December-2017	HKD	24,602	(8,508)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.97	December-2016	HKD	65,100	(51,143)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.98	December-2016	HKD	72,579	(57,093)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	31.70	December-2016	HKD	21,615	(18,600)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	31.80	December-2016	HKD	10,533	(9,683)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	32.40	December-2016	HKD	28,607	(26,638)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	34.93	December-2017	HKD	15,094	(7,894)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	35.59	December-2017	HKD	100,975	(60,288)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	35.90	December-2017	HKD	27,237	(17,199)
HSBC New York	Hang Seng China Enterprise Index	Receive	28.33	December-2016	HKD	89,000	(37,121)
HSBC New York	Hang Seng China Enterprise Index	Receive	29.00	December-2016	HKD	38,135	(21,982)
HSBC New York	Hang Seng China Enterprise Index	Receive	30.25	December-2016	HKD	134,000	(69,706)
HSBC New York	Hang Seng China Enterprise Index	Receive	30.40	December-2016	HKD	59,722	(32,550)
HSBC New York	Hang Seng China Enterprise Index	Receive	30.50	December-2016	HKD	44,512	(32,790)
HSBC New York	Hang Seng China Enterprise Index	Receive	42.60	December-2017	HKD	54,382	(71,963)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	28.55	December-2016	HKD	51,393	(48,250)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	28.78	December-2016	HKD	48,926	(45,489)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	30.09	December-2017	HKD	111,934	(12,123)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	30.50	December-2017	HKD	42,751	(14,239)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	30.52	December-2016	HKD	32,546	(36,553)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	30.63	December-2017	HKD	27,067	(8,953)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	31.29	December-2017	HKD	25,465	(2,296)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	31.45	December-2017	HKD	62,123	(6,843)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	31.64	December-2017	HKD	39,789	(5,323)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	32.80	December-2016	HKD	24,923	(33,540)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	33.06	December-2016	HKD	21,708	(29,254)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	33.75	December-2016	HKD	31,835	(44,291)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	34.19	December-2017	HKD	11,861	(5,200)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	34.29	December-2017	HKD	33,920	(15,262)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	35.24	December-2017	HKD	15,305	(8,539)
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Receive	31.80	December-2016	HKD	42,010	(38,827)
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Receive	32.25	December-2017	HKD	10,902	(2,275)
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Receive	34.80	December-2017	HKD	52,850	(26,859)
Societe Generale	Hang Seng China Enterprise Index	Receive	27.25	December-2016	HKD	33,882	(27,854)
Societe Generale	Hang Seng China Enterprise Index	Receive	28.50	December-2016	HKD	10,000	(4,459)
Societe Generale	Hang Seng China Enterprise Index	Receive	29.15	December-2016	HKD	31,784	(18,839)
Societe Generale	Hang Seng China Enterprise Index	Receive	29.30	December-2016	HKD	76,488	(40,254)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements—(continued)
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Expiration Date		Notional Value	Unrealized Appreciation (Depreciation)
Societe Generale	Hang Seng China Enterprise Index	Receive	29.50%	December-2016	HKD	51,489	$(32,466)
Societe Generale	Hang Seng China Enterprise Index	Receive	29.89	December-2017	HKD	40,573	(4,299)
Societe Generale	Hang Seng China Enterprise Index	Receive	29.93	December-2017	HKD	27,320	(1,453)
Societe Generale	Hang Seng China Enterprise Index	Receive	30.15	December-2016	HKD	37,984	(41,015)
Societe Generale	Hang Seng China Enterprise Index	Receive	30.20	December-2016	HKD	28,139	(18,005)
Societe Generale	Hang Seng China Enterprise Index	Receive	30.42	December-2017	HKD	40,377	(7,240)
Societe Generale	Hang Seng China Enterprise Index	Receive	30.73	December-2017	HKD	38,467	(7,748)
Societe Generale	Hang Seng China Enterprise Index	Receive	31.00	December-2016	HKD	76,855	(60,705)
Societe Generale	Hang Seng China Enterprise Index	Receive	31.30	December-2016	HKD	12,834	(15,574)
Societe Generale	Hang Seng China Enterprise Index	Receive	31.45	December-2016	HKD	44,521	(37,176)
Societe Generale	Hang Seng China Enterprise Index	Receive	31.65	December-2016	HKD	27,802	(24,722)
Societe Generale	Hang Seng China Enterprise Index	Receive	32.10	December-2017	HKD	10,130	(1,929)
Societe Generale	Hang Seng China Enterprise Index	Receive	32.15	December-2016	HKD	15,178	(14,568)
Societe Generale	Hang Seng China Enterprise Index	Receive	32.35	December-2016	HKD	12,937	(16,517)
Societe Generale	Hang Seng China Enterprise Index	Receive	32.50	December-2016	HKD	158,353	(161,340)
Societe Generale	Hang Seng China Enterprise Index	Receive	32.60	December-2016	HKD	19,573	(19,736)
Societe Generale	Hang Seng China Enterprise Index	Receive	32.85	December-2016	HKD	23,920	(31,471)
Societe Generale	Hang Seng China Enterprise Index	Receive	33.10	December-2016	HKD	76,725	(76,784)
Societe Generale	Hang Seng China Enterprise Index	Receive	33.25	December-2017	HKD	31,530	(10,362)
Societe Generale	Hang Seng China Enterprise Index	Receive	34.30	December-2016	HKD	54,745	(79,210)
Societe Generale	Hang Seng China Enterprise Index	Receive	34.75	December-2016	HKD	43,478	(50,473)
Societe Generale	Hang Seng China Enterprise Index	Receive	35.10	December-2017	HKD	12,873	(6,979)
Societe Generale	Hang Seng China Enterprise Index	Receive	35.20	December-2016	HKD	14,728	(17,899)
Societe Generale	Hang Seng China Enterprise Index	Receive	35.35	December-2017	HKD	33,179	(18,920)
Societe Generale	Hang Seng China Enterprise Index	Receive	36.75	December-2017	HKD	49,130	(35,596)
Societe Generale	Hang Seng China Enterprise Index	Receive	37.50	December-2016	HKD	96,876	(151,030)
Societe Generale	Hang Seng China Enterprise Index	Receive	39.80	December-2017	HKD	45,162	(47,190)
BNP Paribas S.A.	Hang Seng Index	Receive	27.20	December-2016	HKD	39,542	(42,259)
BNP Paribas S.A.	Hang Seng Index	Receive	27.30	December-2016	HKD	28,944	(31,087)
Goldman Sachs International	Hang Seng Index	Receive	22.85	December-2016	HKD	20,000	(5,757)
Goldman Sachs International	Hang Seng Index	Receive	24.35	December-2016	HKD	167,000	(66,276)
Goldman Sachs International	Hang Seng Index	Receive	25.20	December-2016	HKD	34,138	(16,680)
Goldman Sachs International	Hang Seng Index	Receive	25.65	December-2016	HKD	75,120	(51,829)
Goldman Sachs International	Hang Seng Index	Receive	25.90	December-2016	HKD	17,410	(13,247)
Goldman Sachs International	Hang Seng Index	Receive	26.00	December-2016	HKD	7,022	(5,419)
HSBC New York	Hang Seng Index	Receive	22.33	December-2016	HKD	84,000	(18,518)
HSBC New York	Hang Seng Index	Receive	24.00	December-2016	HKD	133,139	(48,988)
HSBC New York	Hang Seng Index	Receive	24.15	December-2016	HKD	59,722	(21,621)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	23.59	December-2016	HKD	59,643	(42,578)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	24.07	December-2016	HKD	68,524	(57,572)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	25.08	December-2017	HKD	64,715	(9,446)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	25.25	December-2017	HKD	27,496	(3,080)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	25.60	December-2017	HKD	51,286	(13,996)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	25.70	December-2016	HKD	35,605	(33,433)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	26.40	December-2017	HKD	23,155	(8,715)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	27.40	December-2016	HKD	50,936	(55,355)
Morgan Stanley Capital Services LLC	Hang Seng Index	Receive	25.95	December-2016	HKD	47,239	(35,593)
Societe Generale	Hang Seng Index	Receive	22.35	December-2016	HKD	55,843	(38,421)
Societe Generale	Hang Seng Index	Receive	24.00	December-2016	HKD	34,535	(11,104)
Societe Generale	Hang Seng Index	Receive	24.45	December-2016	HKD	50,646	(41,671)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements—(continued)
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Expiration Date		Notional Value	Unrealized Appreciation (Depreciation)
Societe Generale	Hang Seng Index	Receive	24.80%	December-2017	HKD	64,593	$(928)
Societe Generale	Hang Seng Index	Receive	24.99	December-2017	HKD	50,717	(5,433)
Societe Generale	Hang Seng Index	Receive	25.08	December-2017	HKD	38,488	(2,707)
Societe Generale	Hang Seng Index	Receive	25.10	December-2016	HKD	32,512	(28,710)
Societe Generale	Hang Seng Index	Receive	25.15	December-2017	HKD	58,617	(10,990)
Societe Generale	Hang Seng Index	Receive	25.35	December-2017	HKD	50,597	(14,031)
Societe Generale	Hang Seng Index	Receive	25.45	December-2016	HKD	37,195	(34,335)
Societe Generale	Hang Seng Index	Receive	25.52	December-2017	HKD	63,930	(11,417)
Societe Generale	Hang Seng Index	Receive	25.85	December-2017	HKD	41,245	(13,261)
Societe Generale	Hang Seng Index	Receive	25.98	December-2017	HKD	47,871	(10,591)
Societe Generale	Hang Seng Index	Receive	26.20	December-2016	HKD	25,485	(19,788)
Societe Generale	Hang Seng Index	Receive	26.30	December-2016	HKD	17,250	(17,024)
Societe Generale	Hang Seng Index	Receive	26.55	December-2016	HKD	31,057	(31,080)
Societe Generale	Hang Seng Index	Receive	26.60	December-2016	HKD	20,981	(17,194)
Societe Generale	Hang Seng Index	Receive	26.80	December-2016	HKD	81,316	(69,495)
Societe Generale	Hang Seng Index	Receive	28.50	December-2016	HKD	75,801	(90,558)
Societe Generale	Hang Seng Index	Receive	29.00	December-2016	HKD	13,150	(13,420)
Societe Generale	Hang Seng Index	Receive	30.75	December-2016	HKD	99,588	(118,391)
Societe Generale	Hang Seng Index	Receive	32.20	December-2016	HKD	70,629	(104,328)
BNP Paribas S.A.	KOSPI 200 Index	Receive	18.75	December-2016	KRW	4,374,356	(19,549)
BNP Paribas S.A.	KOSPI 200 Index	Receive	19.70	December-2016	KRW	4,307,475	(22,708)
Goldman Sachs International	KOSPI 200 Index	Receive	20.30	December-2017	KRW	8,164,924	(5,194)
Goldman Sachs International	KOSPI 200 Index	Receive	20.80	December-2016	KRW	3,289,007	(17,652)
Goldman Sachs International	KOSPI 200 Index	Receive	21.10	December-2017	KRW	6,109,726	(10,338)
Goldman Sachs International	KOSPI 200 Index	Receive	21.50	December-2016	KRW	3,102,391	(17,857)
Goldman Sachs International	KOSPI 200 Index	Receive	29.00	December-2016	KRW	44,475,000	(440,004)
HSBC New York	KOSPI 200 Index	Receive	21.50	December-2016	KRW	7,995,332	(46,768)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	17.14	December-2016	KRW	7,065,653	(22,300)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	17.80	December-2016	KRW	5,525,003	(22,204)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	17.90	December-2016	KRW	4,283,500	(16,456)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	18.34	December-2016	KRW	3,957,860	(16,374)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	18.65	December-2016	KRW	3,513,486	(15,991)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	18.89	December-2016	KRW	5,948,585	(27,403)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	20.28	December-2017	KRW	9,543,941	(1,333)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	20.50	December-2016	KRW	4,331,165	(25,341)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	20.64	December-2017	KRW	3,928,560	(2,798)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	20.74	December-2017	KRW	5,313,225	(4,952)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	21.19	December-2017	KRW	9,170,873	(14,681)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	21.28	December-2017	KRW	8,385,612	(17,035)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	21.30	December-2017	KRW	5,469,899	(10,802)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	21.45	December-2017	KRW	4,600,846	(9,352)
Morgan Stanley Capital Services LLC	KOSPI 200 Index	Receive	22.20	December-2016	KRW	4,902,168	(30,317)
Societe Generale	KOSPI 200 Index	Receive	16.95	December-2016	KRW	4,273,310	(13,486)
Societe Generale	KOSPI 200 Index	Receive	17.75	December-2016	KRW	5,284,926	(22,510)
Societe Generale	KOSPI 200 Index	Receive	17.90	December-2016	KRW	6,852,527	(28,290)
Societe Generale	KOSPI 200 Index	Receive	19.60	December-2016	KRW	2,348,739	(12,303)
Societe Generale	KOSPI 200 Index	Receive	20.00	December-2016	KRW	4,348,553	(24,078)
Societe Generale	KOSPI 200 Index	Receive	20.83	December-2017	KRW	7,959,537	(5,579)
Societe Generale	KOSPI 200 Index	Receive	20.90	December-2016	KRW	10,855,490	(66,767)
Societe Generale	KOSPI 200 Index	Receive	21.10	December-2016	KRW	1,827,696	(10,322)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements—(continued)
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Expiration Date		Notional Value	Unrealized Appreciation (Depreciation)
Societe Generale	KOSPI 200 Index	Receive	21.10%	December-2017	KRW	9,222,065	$(12,259)
Societe Generale	KOSPI 200 Index	Receive	21.35	December-2017	KRW	7,267,477	(10,045)
Societe Generale	KOSPI 200 Index	Receive	22.70	December-2016	KRW	4,285,384	(28,349)
Societe Generale	KOSPI 200 Index	Receive	22.95	December-2016	KRW	3,507,377	(23,818)
Societe Generale	KOSPI 200 Index	Receive	23.50	December-2016	KRW	3,452,006	(26,289)
Societe Generale	KOSPI 200 Index	Receive	24.30	December-2016	KRW	7,390,037	(58,247)
Societe Generale	KOSPI 200 Index	Receive	24.75	December-2016	KRW	15,304,350	(119,315)
Societe Generale	KOSPI 200 Index	Receive	26.85	December-2017	KRW	21,545,172	(143,897)
Morgan Stanley Capital Services LLC	S&P 500 Index	Receive	24.30	December-2016	USD	17,827	(151,014)
Morgan Stanley Capital Services LLC	S&P 500 Index	Receive	24.50	December-2016	USD	4,128	(33,924)
Societe Generale	S&P 500 Index	Receive	24.00	December-2016	USD	4,128	(32,547)
Societe Generale	S&P 500 Index	Receive	25.30	December-2016	USD	3,500	(29,247)
Total — Variance Swap Agreements — Equity Risk							$(175,332)

Currency Abbreviations:

HKD	– Hong Kong Dollar
KRW	– South Korean Won
USD	– United States Dollar

Open Over-The-Counter Volatility Swap Agreements
Counterparty	Reference Entity	Pay/Receive Volatility	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
Barclays Bank PLC	AUD/JPY	Pay	13.75%	April-2017	AUD	2,850	$(4,483)
Barclays Bank PLC	AUD/JPY	Pay	13.85	April-2017	AUD	7,050	(10,556)
Barclays Bank PLC	AUD/JPY	Pay	14.20	April-2017	AUD	19,000	(14,791)
Deutsche Bank Securities Inc.	AUD/JPY	Pay	14.90	March-2017	AUD	33,728	(9,035)
Deutsche Bank Securities Inc.	AUD/JPY	Pay	15.275	March-2017	AUD	15,000	(786)
Deutsche Bank Securities Inc.	AUD/JPY	Pay	14.15	April-2017	AUD	17,500	(20,718)
Goldman Sachs International	AUD/JPY	Pay	15.275	March-2017	AUD	6,400	(335)
Goldman Sachs International	AUD/JPY	Pay	15.40	March-2017	AUD	29,772	3,256
Goldman Sachs International	AUD/JPY	Pay	15.55	March-2017	AUD	31,500	7,138
Goldman Sachs International	AUD/JPY	Pay	14.10	April-2017	AUD	14,000	(18,317)
Royal Bank of Scotland Securities Inc.	AUD/JPY	Pay	14.00	April-2017	AUD	22,109	(30,598)
UBS	AUD/JPY	Pay	13.80	April-2017	AUD	14,000	(21,492)
BNP Paribas S.A.	EUR/JPY	Pay	11.225	January-2017	EUR	10,386	10,551
Societe Generale	EUR/JPY	Pay	11.00	January-2017	EUR	10,387	7,978
Societe Generale	EUR/JPY	Pay	11.55	January-2017	EUR	20,773	32,404
Bank of America Merrill Lynch	EUR/USD	Pay	10.30	January-2017	EUR	30,536	57,588
BNP Paribas S.A.	EUR/USD	Pay	9.825	January-2017	EUR	8,077	17,768
Goldman Sachs International	EUR/USD	Pay	10.40	January-2017	EUR	20,630	42,563
Societe Generale	EUR/USD	Pay	9.95	January-2017	EUR	8,077	18,752
Societe Generale	EUR/USD	Pay	11.95	January-2017	EUR	3,977	16,365
UBS	EUR/USD	Pay	10.25	January-2017	EUR	30,536	56,779
BNP Paribas S.A.	USD/EUR	Pay	8.70	May-2017	USD	96,648	39,046
BNP Paribas S.A.	USD/GBP	Pay	10.10	May-2017	USD	6,647	(9,091)
BNP Paribas S.A.	USD/GBP	Pay	10.85	May-2017	USD	13,968	(57,587)
BNP Paribas S.A.	USD/GBP	Pay	11.15	May-2017	USD	19,500	(69,102)
BNP Paribas S.A.	USD/GBP	Pay	11.25	May-2017	USD	19,500	(66,642)
BNP Paribas S.A.	USD/GBP	Pay	11.45	May-2017	USD	19,500	(63,554)
BNP Paribas S.A.	USD/GBP	Pay	13.00	May-2017	USD	30,174	45,784
BNP Paribas S.A.	USD/GBP	Pay	13.20	May-2017	USD	18,000	30,900

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Volatility Swap Agreements—(continued)
Counterparty	Reference Entity	Pay/Receive Volatility	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
Deutsche Bank Securities Inc.	USD/GBP	Pay	11.225%	May-2017	USD	18,200	$(62,653)
Deutsche Bank Securities Inc.	USD/GBP	Pay	11.275	May-2017	USD	9,100	(31,114)
Societe Generale	USD/GBP	Pay	10.80	January-2017	USD	13,700	(61,932)
Societe Generale	USD/GBP	Pay	10.85	January-2017	USD	10,500	(46,942)
Societe Generale	USD/GBP	Pay	11.00	January-2017	USD	21,000	(89,502)
Societe Generale	USD/GBP	Pay	10.00	May-2017	USD	36,234	(53,433)
Societe Generale	USD/GBP	Pay	11.15	May-2017	USD	22,565	(79,669)
Societe Generale	USD/GBP	Pay	11.65	May-2017	USD	33,364	8,813
UBS	USD/GBP	Pay	10.50	January-2017	USD	21,000	(99,989)
UBS	USD/GBP	Pay	10.60	January-2017	USD	21,000	(98,620)
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.525	November-2016	USD	12,800	1,938
Deutsche Bank Securities Inc.	USD/JPY	Pay	12.15	December-2016	USD	3,564	6,106
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.35	January-2017	USD	4,500	3,832
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.55	January-2017	USD	9,000	9,288
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.50	February-2017	USD	6,120	5,714
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.80	February-2017	USD	2,571	376
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.00	March-2017	USD	15,000	1,888
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.10	May-2017	USD	13,500	(13,629)
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.10	June-2017	USD	14,580	(16,457)
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.15	June-2017	USD	12,600	(646)
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.75	July-2017	USD	15,000	(22,989)
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.075	July-2017	USD	11,880	(13,997)
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.40	July-2017	USD	5,500	(5,388)
Goldman Sachs International	USD/JPY	Pay	11.3248	January-2017	USD	13,500	10,986
Goldman Sachs International	USD/JPY	Pay	11.9357	March-2017	USD	6,300	7,503
Goldman Sachs International	USD/JPY	Pay	10.1086	April-2017	USD	14,850	(11,865)
Goldman Sachs International	USD/JPY	Pay	10.1549	April-2017	USD	8,460	(6,854)
Goldman Sachs International	USD/JPY	Pay	10.34	June-2017	USD	15,000	(13,021)
Royal Bank of Scotland Securities Inc.	USD/JPY	Pay	9.75	June-2017	USD	9,000	(13,392)
Deutsche Bank Securities Inc.	AUD/JPY	Receive	11.40	November-2016	AUD	14,700	34,315
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.70	December-2016	AUD	13,968	19,904
Deutsche Bank Securities Inc.	AUD/JPY	Receive	11.90	January-2017	AUD	3,735	8,179
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.65	January-2017	AUD	11,360	18,134
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.10	February-2017	AUD	13,393	27,983
Deutsche Bank Securities Inc.	AUD/JPY	Receive	13.45	February-2017	AUD	7,827	7,479
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.95	April-2017	AUD	19,718	30,999
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.30	May-2017	AUD	20,863	45,416
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.50	June-2017	AUD	16,412	35,297
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.525	June-2017	AUD	18,942	42,170
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.75	July-2017	AUD	20,000	41,765
Deutsche Bank Securities Inc.	AUD/JPY	Receive	13.50	July-2017	AUD	18,000	28,586
Deutsche Bank Securities Inc.	AUD/JPY	Receive	13.70	July-2017	AUD	15,933	21,368
Goldman Sachs International	AUD/JPY	Receive	12.0758	January-2017	AUD	16,580	33,872
Goldman Sachs International	AUD/JPY	Receive	13.3976	March-2017	AUD	12,612	14,822
Goldman Sachs International	AUD/JPY	Receive	12.512	April-2017	AUD	10,933	21,414
Goldman Sachs International	AUD/JPY	Receive	12.6407	April-2017	AUD	19,468	36,379
Goldman Sachs International	AUD/JPY	Receive	12.73	June-2017	AUD	20,000	41,006
Royal Bank of Scotland Securities Inc.	AUD/JPY	Receive	12.55	June-2017	AUD	11,719	26,190
Bank of America Merrill Lynch	EUR/JPY	Receive	11.25	January-2017	EUR	15,268	22,515
Bank of America Merrill Lynch	EUR/JPY	Receive	11.425	January-2017	EUR	15,268	19,572

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Volatility Swap Agreements—(continued)
Counterparty	Reference Entity	Pay/Receive Volatility	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
BNP Paribas S.A.	EUR/JPY	Receive	11.225%	January-2017	EUR	8,077	$13,489
Goldman Sachs International	EUR/JPY	Receive	11.65	January-2017	EUR	20,630	21,170
Societe Generale	EUR/JPY	Receive	11.35	January-2017	EUR	8,077	12,853
Societe Generale	EUR/JPY	Receive	13.70	January-2017	EUR	3,977	(4,767)
UBS	EUR/JPY	Receive	11.15	January-2017	EUR	15,268	24,197
UBS	EUR/JPY	Receive	11.475	January-2017	EUR	15,268	18,561
UBS	EUR/JPY	Receive	12.00	May-2017	EUR	2,198	(1,504)
BNP Paribas S.A.	EUR/USD	Receive	8.225	January-2017	EUR	10,386	(7,313)
Societe Generale	EUR/USD	Receive	8.30	January-2017	EUR	10,387	(8,172)
Societe Generale	EUR/USD	Receive	8.55	January-2017	EUR	20,773	(22,086)
BNP Paribas S.A.	USD/EUR	Receive	8.70	May-2017	USD	6,647	(3,286)
BNP Paribas S.A.	USD/EUR	Receive	9.85	May-2017	USD	14,965	(21,778)
BNP Paribas S.A.	USD/EUR	Receive	10.00	May-2017	USD	19,500	(34,171)
BNP Paribas S.A.	USD/EUR	Receive	10.10	May-2017	USD	19,500	(35,901)
BNP Paribas S.A.	USD/EUR	Receive	10.25	May-2017	USD	19,500	(38,517)
Deutsche Bank Securities Inc.	USD/EUR	Receive	10.10	May-2017	USD	18,200	(33,706)
Deutsche Bank Securities Inc.	USD/EUR	Receive	10.25	May-2017	USD	9,100	(17,117)
Societe Generale	USD/EUR	Receive	9.80	January-2017	USD	13,700	(31,463)
Societe Generale	USD/EUR	Receive	9.85	January-2017	USD	10,500	(24,638)
Societe Generale	USD/EUR	Receive	10.00	January-2017	USD	21,000	(50,317)
Societe Generale	USD/EUR	Receive	8.70	May-2017	USD	28,861	(17,242)
Societe Generale	USD/EUR	Receive	9.65	May-2017	USD	24,568	(40,763)
Societe Generale	USD/EUR	Receive	10.15	May-2017	USD	23,542	(45,201)
Societe Generale	USD/EUR	Receive	10.275	May-2017	USD	14,051	(33,295)
UBS	USD/EUR	Receive	9.60	January-2017	USD	42,000	(83,455)
BNP Paribas S.A.	USD/GBP	Receive	10.10	May-2017	USD	97,454	139,684
Barclays Bank PLC	USD/JPY	Receive	9.70	April-2017	USD	7,000	16,733
Barclays Bank PLC	USD/JPY	Receive	10.30	April-2017	USD	13,000	14,279
Deutsche Bank Securities Inc.	USD/JPY	Receive	10.85	March-2017	USD	17,075	8,632
Deutsche Bank Securities Inc.	USD/JPY	Receive	10.90	March-2017	USD	7,000	2,655
Deutsche Bank Securities Inc.	USD/JPY	Receive	11.00	March-2017	USD	12,000	3,195
Deutsche Bank Securities Inc.	USD/JPY	Receive	10.15	April-2017	USD	12,500	22,159
Goldman Sachs International	USD/JPY	Receive	11.00	March-2017	USD	7,600	2,023
Goldman Sachs International	USD/JPY	Receive	11.20	March-2017	USD	20,925	3,268
Goldman Sachs International	USD/JPY	Receive	11.5102	March-2017	USD	21,000	(4,825)
Goldman Sachs International	USD/JPY	Receive	10.00	April-2017	USD	10,000	20,912
Royal Bank of Scotland Securities Inc.	USD/JPY	Receive	9.80	April-2017	USD	18,242	41,787
UBS	USD/JPY	Receive	9.75	April-2017	USD	10,000	23,406
Total — Volatility Swap Agreements–Currency Risk							$(289,012)

Currency Abbreviations:

AUD	– Australian Dollar
EUR	— Euro
GBP	– British Pound Sterling
JPY	– Japanese Yen
USD	– U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Total Return Swap Agreements
Counterparty	Pay/Receive	Reference Entity	Fixed Rate	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation
Macquarie Bank Ltd.(c)	Pay	Macquarie MQCP174 Index	0.15%	52,665	February-2017	$(4,695,490)	$51,896
Macquarie Bank Ltd.(c)	Receive	Macquarie MQCP515 Index	0.28	63,072	February-2017	11,842,489	21,785
Macquarie Bank Ltd.(c)	Receive	Macquarie MQCP515 Index	0.30	85,733	February-2017	16,097,443	29,612
Total Open Over-The-Counter Total Return Swap Agreements — Commodity Risk							$103,293

(c)	The investment is owned by the Subsidiary. See Note 5.

Index Information:

Macquarie MQCP174 Index

– A basket of eleven indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Aluminum, Copper, Crude Oil, Gasoline RBOB, Heating Oil, Natural Gas, Nickel and Zinc.

Macquarie MQCP515 Index

– A basket of eleven indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Aluminum, Copper, Crude Oil, Gasoline RBOB, Heating Oil, Natural Gas, Nickel and Zinc.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
			Deliver		Receive
11/10/2016	Barclays Bank PLC	AUD	2,228,706	USD	1,687,198	$1,694,820	$(7,622)
11/10/2016	Barclays Bank PLC	CAD	9,675,841	USD	7,309,699	7,214,517	95,182
11/10/2016	Barclays Bank PLC	CNY	61,264,831	USD	9,184,219	9,035,933	148,286
11/10/2016	Barclays Bank PLC	EUR	3,952,022	SEK	38,074,000	4,414,863	(122,683)
11/10/2016	Barclays Bank PLC	KRW	753,418,000	USD	670,653	658,599	12,054
11/10/2016	Barclays Bank PLC	USD	10,238,104	INR	691,829,966	10,349,506	111,402
11/10/2016	Barclays Bank PLC	USD	4,419,068	JPY	456,021,000	4,350,052	(69,016)
11/10/2016	Barclays Bank PLC	USD	277,218	KRW	307,421,000	268,731	(8,487)
11/10/2016	Citigroup Global Markets Inc.	AUD	5,526,667	USD	4,196,398	4,202,754	(6,356)
11/10/2016	Deutsche Bank Securities Inc.	AUD	200,000	USD	149,928	152,090	(2,162)
11/10/2016	Deutsche Bank Securities Inc.	CNY	1,339,100	USD	199,137	197,503	1,634
11/10/2016	Deutsche Bank Securities Inc.	NZD	3,956,000	USD	2,889,296	2,827,643	61,653
11/10/2016	Deutsche Bank Securities Inc.	USD	4,355,703	CLP	2,882,300,000	4,409,074	53,371
11/10/2016	Deutsche Bank Securities Inc.	USD	170,283	INR	11,482,200	171,769	1,486
11/10/2016	Goldman Sachs International	AUD	77,000	USD	58,909	58,555	354
11/10/2016	Goldman Sachs International	GBP	4,183,914	NOK	41,809,433	5,196,268	(61,246)
11/10/2016	Goldman Sachs International	JPY	326,483,000	USD	3,144,463	3,114,369	30,094
11/10/2016	Goldman Sachs International	KRW	3,412,937,820	USD	3,017,062	2,983,411	33,651
11/10/2016	Goldman Sachs International	NOK	41,809,433	GBP	4,170,475	5,106,330	44,797
11/10/2016	Goldman Sachs International	NZD	102,000	USD	74,076	72,907	1,169
11/10/2016	Goldman Sachs International	THB	31,235,994	USD	894,758	891,608	3,150
11/10/2016	Goldman Sachs International	TWD	16,069,122	USD	509,888	509,048	840
11/10/2016	Goldman Sachs International	USD	1,433,948	AUD	1,893,000	1,439,532	5,584
11/10/2016	Goldman Sachs International	USD	1,504,201	CLP	1,004,400,000	1,536,438	32,237
11/10/2016	Goldman Sachs International	USD	1,575,133	JPY	165,265,000	1,576,487	1,354
11/10/2016	Goldman Sachs International	USD	1,775,886	KRW	1,994,169,335	1,743,198	(32,688)
11/10/2016	Goldman Sachs International	USD	1,889,883	RUB	118,660,045	1,866,685	(23,198)
11/10/2016	Goldman Sachs International	USD	819,395	TWD	25,770,786	816,384	(3,011)
11/10/2016	J.P. Morgan Chase Bank N.A.	USD	852,175	JPY	89,150,000	850,415	(1,760)
11/10/2016	State Street Bank & Trust Co.	AUD	183,315	USD	140,323	139,402	921
11/10/2016	State Street Bank & Trust Co.	CAD	242,691	USD	181,453	180,956	497
11/10/2016	State Street Bank & Trust Co.	CHF	32,022	USD	32,279	32,377	(98)
11/10/2016	State Street Bank & Trust Co.	CNY	10,598,560	USD	1,571,905	1,563,179	8,726
11/10/2016	State Street Bank & Trust Co.	EUR	334,224	USD	365,007	367,040	(2,033)
11/10/2016	State Street Bank & Trust Co.	GBP	174,246	USD	212,906	213,283	(377)
11/10/2016	State Street Bank & Trust Co.	HKD	24,260,908	USD	3,127,749	3,128,401	(652)
11/10/2016	State Street Bank & Trust Co.	IDR	17,471,068,189	USD	1,337,307	1,337,754	(447)
11/10/2016	State Street Bank & Trust Co.	JPY	39,833,047	USD	382,082	379,974	2,108

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

31                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
			Deliver		Receive
11/10/2016	State Street Bank & Trust Co.	MYR	2,982,686	USD	717,799	$710,647	$7,152
11/10/2016	State Street Bank & Trust Co.	PHP	71,489,410	USD	1,474,486	1,474,870	(384)
11/10/2016	State Street Bank & Trust Co.	SGD	1,966,731	USD	1,426,891	1,413,855	13,036
11/10/2016	State Street Bank & Trust Co.	USD	56,523	PHP	2,723,213	56,181	(342)
11/10/2016	State Street Bank & Trust Co.	USD	178,436	SEK	1,591,951	176,337	(2,099)
11/21/2016	State Street Bank & Trust Co.	AUD	801,646	USD	614,859	609,435	5,424
11/21/2016	State Street Bank & Trust Co.	CHF	2,245,000	USD	2,275,423	2,271,115	4,308
11/21/2016	State Street Bank & Trust Co.	EUR	6,937,069	USD	7,652,836	7,621,534	31,302
11/21/2016	State Street Bank & Trust Co.	GBP	4,076,259	USD	4,987,439	4,990,506	(3,067)
11/21/2016	State Street Bank & Trust Co.	HKD	1,170,000	USD	150,885	150,878	7
11/21/2016	State Street Bank & Trust Co.	JPY	323,010,000	USD	3,109,589	3,082,334	27,255
11/21/2016	State Street Bank & Trust Co.	SEK	2,234,000	USD	252,065	247,577	4,488
11/21/2016	State Street Bank & Trust Co.	USD	282,310	AUD	370,000	281,285	(1,025)
11/21/2016	State Street Bank & Trust Co.	USD	309,018	CHF	306,000	309,559	541
11/21/2016	State Street Bank & Trust Co.	USD	540,440	GBP	441,000	539,910	(530)
11/21/2016	State Street Bank & Trust Co.	USD	1,255,207	HKD	9,735,000	1,255,382	175
11/21/2016	State Street Bank & Trust Co.	USD	82,192	JPY	8,532,000	81,417	(775)
11/21/2016	State Street Bank & Trust Co.	USD	1,406,167	KRW	1,588,907,000	1,388,676	(17,491)
11/21/2016	State Street Bank & Trust Co.	USD	249,231	SEK	2,239,000	248,131	(1,100)
12/09/2016	Barclays Bank PLC	AUD	5,526,667	USD	4,202,008	4,199,590	2,418
12/09/2016	Barclays Bank PLC	CAD	9,675,841	USD	7,310,604	7,216,112	94,492
12/09/2016	Barclays Bank PLC	CNY	27,091,931	USD	4,032,683	3,985,978	46,705
12/09/2016	Barclays Bank PLC	EUR	3,952,724	SEK	38,074,000	4,414,863	(123,007)
12/09/2016	Barclays Bank PLC	USD	4,023,056	INR	270,950,007	4,040,080	17,024
12/09/2016	Deutsche Bank Securities Inc.	AUD	200,000	USD	149,816	151,976	(2,160)
12/09/2016	Deutsche Bank Securities Inc.	CNY	1,339,100	USD	198,621	197,019	1,602
12/09/2016	Deutsche Bank Securities Inc.	JPY	156,291,000	USD	1,517,957	1,492,644	25,313
12/09/2016	Deutsche Bank Securities Inc.	NZD	3,956,000	USD	2,886,013	2,824,505	61,508
12/09/2016	Deutsche Bank Securities Inc.	USD	191,229	CLP	129,300,000	197,372	6,143
12/09/2016	Deutsche Bank Securities Inc.	USD	169,554	INR	11,482,200	171,209	1,655
12/09/2016	Goldman Sachs International	AUD	77,000	USD	58,868	58,510	358
12/09/2016	Goldman Sachs International	GBP	4,182,575	NOK	41,809,433	5,196,268	(62,762)
12/09/2016	Goldman Sachs International	NOK	41,809,433	GBP	4,168,770	5,104,243	45,854
12/09/2016	Goldman Sachs International	NZD	102,000	USD	73,995	72,826	1,169
12/09/2016	Goldman Sachs International	USD	1,432,925	AUD	1,893,000	1,438,448	5,523
12/09/2016	Goldman Sachs International	USD	5,562,987	CLP	3,757,400,000	5,735,552	172,565
12/09/2016	Goldman Sachs International	USD	892,301	KRW	986,617,000	862,113	(30,188)
12/09/2016	Goldman Sachs International	USD	1,877,770	RUB	118,660,045	1,852,052	(25,718)
01/13/2017	Barclays Bank PLC	AUD	4,990,918	USD	3,772,675	3,789,278	(16,603)
01/13/2017	Barclays Bank PLC	CAD	12,098,857	USD	9,144,192	9,026,372	117,820
01/13/2017	Barclays Bank PLC	EUR	4,957,228	GBP	4,482,400	5,654,996	34,343
01/13/2017	Barclays Bank PLC	EUR	3,953,483	SEK	38,074,000	4,414,863	(123,322)
01/13/2017	Barclays Bank PLC	GBP	23,470,668	USD	29,186,090	28,776,143	409,947
01/13/2017	Barclays Bank PLC	JPY	146,063,981	USD	1,413,677	1,397,446	16,231
01/13/2017	Barclays Bank PLC	RUB	10,369,801	USD	163,099	160,368	2,731
01/13/2017	Barclays Bank PLC	USD	5,785,502	CLP	3,886,700,000	5,917,328	131,826
01/13/2017	Barclays Bank PLC	USD	4,184,739	INR	282,432,207	4,191,094	6,355
01/13/2017	Goldman Sachs International	EUR	367,479	GBP	332,800	411,374	3,183
01/13/2017	Goldman Sachs International	EUR	15,874,018	USD	17,835,253	17,488,122	347,131
01/13/2017	Goldman Sachs International	GBP	4,179,146	NOK	41,809,433	5,196,268	(62,766)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

32                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
			Deliver		Receive
01/13/2017	Goldman Sachs International	NOK	41,809,433	GBP	4,165,406	$5,100,124	$45,920
01/13/2017	Goldman Sachs International	USD	1,863,468	RUB	118,660,045	1,835,064	(28,404)
01/13/2017	State Street Bank & Trust Co.	CHF	3,243,522	USD	3,328,465	3,292,708	35,757
01/13/2017	State Street Bank & Trust Co.	CNY	28,431,031	USD	4,203,104	4,166,105	36,999
01/13/2017	State Street Bank & Trust Co.	EUR	3,029,029	CHF	3,307,200	3,394,960	20,324
01/13/2017	State Street Bank & Trust Co.	NZD	4,058,000	USD	2,896,247	2,893,770	2,477
01/13/2017	State Street Bank & Trust Co.	SEK	17,701,212	USD	2,061,585	1,967,599	93,986
Total Forward Foreign Currency Contracts — Currency Risk							$1,688,018

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
CLP	— Chilean Peso
CNY	– Chinese Yuan
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
MYR	– Malaysian Ringgit
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
PHP	– Philippine Peso
RUB	– Russian Ruble
SEK	– Swedish Krona
SGD	– Singapore Dollar
THB	– Thai Baht
TWD	– New Taiwan Dollar
USD	– U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

33                         Invesco Global Targeted Returns Fund

Consolidated Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $44,578,462)	$38,872,586
Investments in affiliated underlying funds, at value (Cost $166,652,297)	165,041,807
Total investments, at value (Cost $211,230,759)	203,914,393
Cash	262,407
Foreign currencies, at value (Cost $9,975,398)	9,977,733
Receivable for:
Deposits with brokers	12,935,262
Investments sold	466,268
Variation margin — futures	52,466
Fund shares sold	327,081
Dividends and interest	440,043
Fund expenses absorbed	160,675
Investment for trustee deferred compensation and retirement plans	6,385
Unrealized appreciation on forward foreign currency contracts outstanding	2,531,597
Unrealized appreciation on swap agreements — OTC	7,877,715
Other assets	64,717
Total assets	239,016,742

Liabilities:
Payable for:
Investments purchased	340,729
Investments purchased — affiliated funds	120,408
Fund shares reacquired	543,346
Options written, at value (premiums received $7,811,691)	5,792,764
Variation margin — centrally cleared swap agreements	578,677
Accrued fees to affiliates	67,016
Accrued trustees’ and officers’ fees and benefits	1,929
Accrued other operating expenses	121,833
Trustee deferred compensation and retirement plans	6,385
Unrealized depreciation on forward foreign currency contracts outstanding	843,579
Unrealized depreciation on swap agreements — OTC	9,488,756
Total liabilities	17,905,422
Net assets applicable to shares outstanding	$221,111,320

Net assets consist of:
Shares of beneficial interest	$220,280,528
Undistributed net investment income	1,324,142
Undistributed net realized gain	5,463,279
Net unrealized appreciation (depreciation)	(5,956,629)
$221,111,320

Net Assets:
Class A	$29,308,842
Class C	$16,428,238
Class R	$16,501
Class Y	$175,284,091
Class R5	$63,284
Class R6	$10,364

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	2,839,020
Class C	1,621,070
Class R	1,607
Class Y	16,905,810
Class R5	6,101
Class R6	1,000
Class A:
Net asset value per share	$10.32
Maximum offering price per share
(Net asset value of $10.32 ÷ 94.50%)	$10.92
Class C:
Net asset value and offering price per share	$10.13
Class R:
Net asset value and offering price per share	$10.27
Class Y:
Net asset value and offering price per share	$10.37
Class R5:
Net asset value and offering price per share	$10.37
Class R6:
Net asset value and offering price per share	$10.36

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

34                         Invesco Global Targeted Returns Fund

Consolidated Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends from affiliated underlying funds	$2,652,880
Interest	814,645
Total investment income	3,467,525

Expenses:
Advisory fees	2,859,497
Administrative services fees	50,000
Custodian fees	58,910
Distribution fees:
Class A	70,356
Class C	140,399
Class R	52
Transfer agent fees — A, C, R and Y	186,333
Transfer agent fees — R5	57
Transfer agent fees — R6	51
Trustees’ and officers’ fees and benefits	21,221
Registration and filing fees	117,905
Reports to shareholders	41,772
Professional services fees	94,051
Pricing fees	506,678
Other	51,012
Total expenses	4,198,294
Less: Fees waived and expenses reimbursed	(1,973,231)
Net expenses	2,225,063
Net investment income	1,242,462

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	4,406,384
Distributions from affiliated funds	815,988
Foreign currencies	(412,258)
Forward foreign currency contracts	6,704,693
Futures contracts	(3,967,263)
Option contracts written	4,336,634
Swap agreements	(5,011,919)
6,872,259
Change in net unrealized appreciation (depreciation) of:
Investment securities	(4,646,092)
Investment securities — affiliated funds	33,566
Foreign currencies	121,760
Forward foreign currency contracts	1,685,777
Futures contracts	852,147
Option contracts written	1,620,831
Swap agreements	(4,027,776)
(4,359,787)
Net realized and unrealized gain	2,512,472
Net increase in net assets resulting from operations	$3,754,934

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

35                         Invesco Global Targeted Returns Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$1,242,462	$141,342
Net realized gain	6,872,259	1,837,190
Change in net unrealized appreciation (depreciation)	(4,359,787)	(2,738,913)
Net increase (decrease) in net assets resulting from operations	3,754,934	(760,381)

Distributions to shareholders from net investment income:
Class A	(146,529)	(77,701)
Class C	(38,269)	(3,526)
Class R	(47)	(54)
Class Y	(947,623)	(99,329)
Class R5	(528)	(15,936)
Class R6	(68,481)	(54,412)
Total distributions from net investment income	(1,201,477)	(250,958)

Distributions to shareholders from net realized gains:
Class A	(319,531)	(141,226)
Class C	(139,306)	(7,470)
Class R	(138)	(104)
Class Y	(1,480,056)	(168,145)
Class R5	(825)	(26,976)
Class R6	(106,958)	(92,109)
Total distributions from net realized gains	(2,046,814)	(436,030)

Share transactions–net:
Class A	5,549,639	10,666,445
Class C	4,942,790	11,241,310
Class R	6,231	—
Class Y	77,180,742	82,057,343
Class R5	1,126	(2,648,324)
Class R6	(8,126,492)	(1,151,548)
Net increase in net assets resulting from share transactions	79,554,036	100,165,226
Net increase in net assets	80,060,679	98,717,857

Net assets:
Beginning of year	141,050,641	42,332,784
End of year (includes undistributed net investment income of $1,324,142 and $(75,216), respectively)	$221,111,320	$141,050,641

Notes to Consolidated Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Global Targeted Returns Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund VII Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek a positive total return over the long term in all market environments.

36                         Invesco Global Targeted Returns Fund

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and

37                         Invesco Global Targeted Returns Fund

unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

38                         Invesco Global Targeted Returns Fund

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts for investment purposes or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
L.	Call Options Purchased and Written — The Fund may write call options and/or buy call options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Consolidated Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Consolidated Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of from Investment securities and Option contracts written, respectively. A risk in buying an option is

39                         Invesco Global Targeted Returns Fund

that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap, and the other party pays a compounded fixed rate.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund will initially enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated, at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period, while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps, except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments

40                         Invesco Global Targeted Returns Fund

received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2016 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.	Other Risks — The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

P.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
Q.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.50%
Over $10 billion	1.25%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 1.50%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and a sub-advisory agreement with Invesco PowerShares Capital Management, LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective March 1, 2016, the Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.65%, 2.40%, 1.90%, 1.40%, 1.40% and 1.40%, respectively, of average daily net assets (the “expense limits”). Prior to March 1, 2016, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.71%, 2.46%, 1.96%, 1.46%, 1.46% and 1.46%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives on the Fund’s investments in certain affiliated funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $1,786,789 and reimbursed class level expenses of $28,491, $14,214, $10, $143,619, $57 and $51 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

41                         Invesco Global Targeted Returns Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $4,078 in front-end sales commissions from the sale of Class A shares and $1 and $6,289 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Mutual Funds	$99,482,643	$—	$—	$99,482,643
Money Market Funds	65,559,164	—	—	65,559,164
Sovereign Debt	—	28,274,718	—	28,274,718
Options Purchased	4,856,090	5,741,778	—	10,597,868
	169,897,897	34,016,496	—	203,914,393
Forward Foreign Currency Contracts*	—	1,688,018	—	1,688,018
Futures Contracts*	4,056	—	—	4,056
Options Written*	(309,754)	(5,483,010)	—	(5,792,764)
Swap Agreements*	—	(2,333,872)	—	(2,333,872)
Total Investments	$169,592,199	$27,887,632	$—	$197,479,831

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

42                         Invesco Global Targeted Returns Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2016:

	Value
Derivative Assets	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$—	$—	$—	$2,096,556	$1,471	$2,098,027
Unrealized appreciation on swap agreements — Centrally Cleared(a)	—	59,887	—	—	8,678,958	8,738,845
Unrealized appreciation on swap agreements — OTC	103,293	—	1,409,684	5,107,659	1,257,079	7,877,715
Options purchased, at value — Exchange-Traded(b)	—	—	—	4,856,090	—	4,856,090
Options purchased, at value — OTC(b)	—	—	3,818,045	1,923,733	—	5,741,778
Unrealized appreciation on forward foreign currency contracts outstanding	—	—	2,531,597	—	—	2,531,597
Total Derivative Assets	103,293	59,887	7,759,326	13,984,038	9,937,508	31,844,052
Derivatives not subject to master netting agreements	—	(59,887)	—	(6,952,646)	(8,680,429)	(15,692,962)
Total Derivative Assets subject to master netting agreements	$103,293	$—	$7,759,326	$7,031,392	$1,257,079	$16,151,090

	Value
Derivative Liabilities	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$—	$—	$(1,055,272)	$(1,038,699)	$(2,093,971)
Unrealized depreciation on swap agreements — Centrally Cleared(a)	—	(183,214)	—	—	(9,278,462)	(9,461,676)
Unrealized depreciation on swap agreements — OTC	—	—	(1,698,696)	(5,282,991)	(2,507,069)	(9,488,756)
Options written, at value — Exchange-Traded	—	—	—	(309,754)	—	(309,754)
Options written, at value — OTC	—	—	(3,743,433)	(1,739,576)	—	(5,483,009)
Unrealized depreciation on forward foreign currency contracts outstanding	—	—	(843,579)	—	—	(843,579)
Total Derivative Liabilities	—	(183,214)	(6,285,708)	(8,387,593)	(12,824,230)	(27,680,745)
Derivatives not subject to master netting agreements	—	183,214	—	1,365,026	10,317,161	11,865,401
Total Derivative Liabilities subject to master netting agreements	$—	$—	$(6,285,708)	$(7,022,567)	$(2,507,069)	$(15,815,344)

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swap agreements. Only current day’s variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

43                         Invesco Global Targeted Returns Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities				Net value of derivatives	Collateral (Received)/Pledged		Net amount(a)
	Forward foreign currency contracts	Options purchased	Swap agreements	Total assets	Forward foreign currency contracts	Options written	Swap agreements	Total liabilities
Counterparty										Non-Cash	Cash
Fund
Bank of America Merrill Lynch	$—	$88,610	$99,675	$188,285	$—	$(57,488)	$—	$(57,488)	$130,797	$—	$(130,797)	$—
Barclays Bank PLC	1,246,816	546,629	31,012	1,824,457	(470,740)	(1,064,281)	(29,830)	(1,564,851)	259,606	—	—	259,606
BNP Paribas S.A.	—	—	459,038	459,038	—	—	(582,915)	(582,915)	(123,877)	—	—	(123,877)
Citigroup Global Markets Inc.	—	129,420	—	129,420	(6,356)	(452,033)	—	(458,389)	(328,969)	—	290,000	(38,969)
Deutsche Bank Securities Inc.	214,365	723,866	427,378	1,365,609	(4,322)	(256,107)	(248,235)	(508,664)	856,945	—	(630,000)	226,945
Goldman Sachs International	774,933	3,526,895	1,439,863	5,741,691	(329,981)	(3,158,954)	(1,218,080)	(4,707,015)	1,034,676	—	(660,000)	374,676
HSBC New York	—	—	587,766	587,766	—	—	(402,007)	(402,007)	185,759	—	(185,759)	—
J.P. Morgan Chase Bank, N.A.	—	—	407,975	407,975	(1,760)	—	(761,346)	(763,106)	(355,131)	—	250,000	(105,131)
Morgan Stanley Capital Services LLC	—	725,941	430,961	1,156,902	—	(493,196)	(318,809)	(812,005)	344,897	—	(330,000)	14,897
Royal Bank of Scotland Securities Inc.	—	—	67,977	67,977	—	—	(43,990)	(43,990)	23,987	—	—	23,987
Societe Generale	—	—	2,442,755	2,442,755	—	—	(3,071,415)	(3,071,415)	(628,660)	—	620,000	(8,660)
State Street Bank & Trust Co.	295,483	—	—	295,483	(30,420)	—	—	(30,420)	265,063	—	—	265,063
UBS	—	417	122,943	123,360	—	(950)	(305,060)	(306,010)	(182,650)	—	120,000	(62,650)
Subtotal — Fund	2,531,597	5,741,778	6,517,343	14,790,718	(843,579)	(5,483,009)	(6,981,687)	(13,308,275)	1,482,443	—	(656,556)	825,887

Subsidiary
Barclays Bank PLC	—	—	97,325	97,325	—	—	(87,271)	(87,271)	10,054	—	—	10,054
Citigroup Global Markets Inc.	—	—	79,100	79,100	—	—	(156,578)	(156,578)	(77,478)	—	—	(77,478)
Deutsche Bank Securities Inc.	—	—	326,764	326,764	—	—	(761,623)	(761,623)	(434,859)	—	400,000	(34,859)
Goldman Sachs International	—	—	214,684	214,684	—	—	(368,848)	(368,848)	(154,164)	—	90,000	(64,164)
Macquarie Bank Ltd.	—	—	103,293	103,293	—	—	—	—	103,293	—	—	103,293
Morgan Stanley Capital Services LLC	—	—	539,206	539,206	—	—	(1,132,749)	(1,132,749)	(593,543)	—	570,000	(23,543)
Subtotal — Subsidiary	—	—	1,360,372	1,360,372	—	—	(2,507,069)	(2,507,069)	(1,146,697)	—	1,060,000	(86,697)
Total	$2,531,597	$5,741,778	$7,877,715	$16,151,090	$(843,579)	$(5,483,009)	$(9,488,756)	$(15,815,344)	$335,746	$—	$403,444	$739,190

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$—	$6,704,693	$—	$—	$6,704,693
Futures contracts	—	—	—	(4,125,529)	158,266	(3,967,263)
Options purchased(a)	—	—	(1,473,799)	5,334,045	202,954	4,063,200
Options written	—	—	4,285,067	(1,392,390)	1,443,957	4,336,634
Swap agreements	(333,539)	(37,112)	103,943	669,327	(5,414,538)	(5,011,919)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	—	1,685,777	—	—	1,685,777
Futures contracts	—	—	—	1,889,375	(1,037,228)	852,147
Options purchased(a)	—	—	(719,733)	(2,716,097)	44,869	(3,390,961)
Options written	—	—	745,838	842,663	32,330	1,620,831
Swap agreements	103,293	(123,013)	(878,447)	(1,208,753)	(1,920,856)	(4,027,776)
Total	$(230,246)	$(160,125)	$10,453,339	$(707,359)	$(6,490,246)	$2,865,363

(a)	Options purchased are included in the net realized gain from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

44                         Invesco Global Targeted Returns Fund

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Index Options Purchased	Index Options Written	Foreign Currency Options	Swaptions(a)	Swap Agreements
Average notional value	$218,768,607	$104,567,558	$172,923,865	$57,156,171	$211,057,909	$51,191,973	$630,281,303
Average contracts	—	—	6,476	2,431	—	—	—

(a)	Summarizes the ten month average notional value of swaptions contracts outstanding during the period.

NOTE 5—Subsidiary Information

The Fund’s Consolidated Schedule of Investments includes the holdings, including any investments in derivatives, of both the Fund and the Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the account balances of both the Fund and the Subsidiary and all interfund transactions have been eliminated.

The table below summarizes the financial information of the Subsidiary recognized in the consolidated financial statements referred to above.

Selected Financial Information	Invesco Cayman Commodity Fund VII Ltd (the “Subsidiary”)
Total assets	$8,369,825
Total liabilities	2,510,530
Net assets	5,859,295
Total investment income	22,194
Net investment income (loss)	(104,488)
Net realized gain (loss) from:
Swap agreements	(177,476)
Change in net unrealized appreciation (depreciation) of:
Foreign currencies	(11,532)
Swap agreements	(1,037,538)
Increase (decrease) in net assets resulting from operations	$(1,331,034)

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

45                         Invesco Global Targeted Returns Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$2,702,286	$306,514
Long-term capital gain	546,005	380,474
Total distributions	$3,248,291	$686,988

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$3,448,659
Undistributed long-term gain	4,170,753
Net unrealized appreciation (depreciation) — investments	(7,389,148)
Net unrealized appreciation — other investments	1,938,971
Temporary book/tax differences	(1,338,443)
Shares of beneficial interest	220,280,528
Total net assets	$221,111,320

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2016.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $78,854,669 and $18,243,107, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $7,254,630 and $8,365,095, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,611,243
Aggregate unrealized (depreciation) of investment securities	(10,009,391)
Net unrealized appreciation (depreciation) of investment securities	$(7,398,148)

Cost of investments for tax purposes is $211,312,541.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and income from derivative investments, on October 31, 2016, undistributed net investment income was increased by $1,358,373, undistributed net realized gain was decreased by $1,179,699 and shares of beneficial interest was decreased by $178,674. This reclassification had no effect on the net assets of the Fund.

46                         Invesco Global Targeted Returns Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	1,819,533	$18,661,287	2,718,836	$28,480,858
Class C	1,066,269	10,770,226	1,193,463	12,327,007
Class R	606	6,231	—	—
Class Y	12,374,104	127,479,975	9,905,242	103,429,009
Class R5	—	—	3,477	39,085

Issued as reinvestment of dividends:
Class A	46,420	466,060	3,477	35,775
Class C	17,883	177,399	965	9,861
Class Y	221,333	2,226,608	7,638	78,750
Class R5	112	1,126	2,164	22,311
Class R6	17,417	175,272	12,225	125,922

Reacquired:
Class A	(1,319,854)	(13,577,708)	(1,723,051)	(17,850,188)
Class C	(593,471)	(6,004,835)	(106,890)	(1,095,558)
Class Y	(5,106,862)	(52,525,841)	(2,058,678)	(21,450,416)
Class R5	—	—	(260,038)	(2,709,720)
Class R6	(793,730)	(8,301,764)	(124,001)	(1,277,470)
Net increase in share activity	7,749,760	$79,554,036	9,574,829	$100,165,226

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 73% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

47                         Invesco Global Targeted Returns Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/16	$10.33	$0.05	$0.14	$0.19	$(0.06)	$(0.14)	$(0.20)	$10.32	1.90%	$29,309	1.31	%(f)	2.35	%(f)	0.51	%(f)	23%
Year ended 10/31/15	10.44	0.01	0.04	0.05	(0.06)	(0.10)	(0.16)	10.33	0.49	23,688	1.33		2.38		0.05		79
Year ended 10/31/14(e)	10.00	(0.02)	0.46	0.44	—	—	—	10.44	4.40	13,504	1.29	(g)	3.16	(g)	(0.18	)(g)	20
Class C
Year ended 10/31/16	10.19	(0.02)	0.14	0.12	(0.04)	(0.14)	(0.18)	10.13	1.17	16,428	2.06	(f)	3.10	(f)	(0.24	)(f)	23
Year ended 10/31/15	10.37	(0.07)	0.04	(0.03)	(0.05)	(0.10)	(0.15)	10.19	(0.27)	11,524	2.08		3.13		(0.70)		79
Year ended 10/31/14(e)	10.00	(0.08)	0.45	0.37	—	—	—	10.37	3.70	444	2.04	(g)	3.91	(g)	(0.93	)(g)	20
Class R
Year ended 10/31/16	10.29	0.03	0.14	0.17	(0.05)	(0.14)	(0.19)	10.27	1.65	17	1.56	(f)	2.60	(f)	0.26	(f)	23
Year ended 10/31/15	10.42	(0.02)	0.04	0.02	(0.05)	(0.10)	(0.15)	10.29	0.27	10	1.58		2.63		(0.20)		79
Year ended 10/31/14(e)	10.00	(0.04)	0.46	0.42	—	—	—	10.42	4.20	10	1.54	(g)	3.41	(g)	(0.43	)(g)	20
Class Y
Year ended 10/31/16	10.37	0.08	0.15	0.23	(0.09)	(0.14)	(0.23)	10.37	2.24	175,284	1.06	(f)	2.10	(f)	0.76	(f)	23
Year ended 10/31/15	10.46	0.03	0.04	0.07	(0.06)	(0.10)	(0.16)	10.37	0.72	97,703	1.08		2.13		0.30		79
Year ended 10/31/14(e)	10.00	0.01	0.45	0.46	—	—	—	10.46	4.60	16,352	1.04	(g)	2.91	(g)	0.07	(g)	20
Class R5
Year ended 10/31/16	10.38	0.08	0.14	0.22	(0.09)	(0.14)	(0.23)	10.37	2.15	63	1.06	(f)	2.09	(f)	0.76	(f)	23
Year ended 10/31/15	10.46	0.03	0.05	0.08	(0.06)	(0.10)	(0.16)	10.38	0.82	62	1.08		2.07		0.30		79
Year ended 10/31/14(e)	10.00	0.01	0.45	0.46	—	—	—	10.46	4.60	2,724	1.04	(g)	2.87	(g)	0.07	(g)	20
Class R6
Year ended 10/31/16	10.37	0.08	0.14	0.22	(0.09)	(0.14)	(0.23)	10.36	2.14	10	1.06	(f)	2.00	(f)	0.76	(f)	23
Year ended 10/31/15	10.46	0.03	0.04	0.07	(0.06)	(0.10)	(0.16)	10.37	0.73	8,063	1.08		2.07		0.30		79
Year ended 10/31/14(e)	10.00	0.01	0.45	0.46	—	—	—	10.46	4.60	9,298	1.04	(g)	2.87	(g)	0.07	(g)	20

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.42%, 0.44% and 0.50% for the years ended October 31, 2016 and 2015 and the period ended October 31, 2014.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date of December 19, 2013.
(f)	Ratios are based on average daily net assets (000’s omitted) of $28,142, $14,040, $10, $141,865, $63 and $6,512 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Annualized.

NOTE 13—Subsequent Event

Effective January 1, 2017, the Fund will pay an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	1.10%
Next $250 million	1.08%
Next $500 million	1.05%
Next $1.5 billion	1.03%
Next $2.5 billion	1.00%
Next $2.5 billion	0.98%
Next $2.5 billion	0.95%
Over $10 billion	0.93%

In addition, effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in Note 2) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of the Fund’s average daily net assets.

48                         Invesco Global Targeted Returns Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of the Invesco Global Targeted Returns Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of the Invesco Global Targeted Returns Fund and its subsidiary (the “Fund”) as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 19, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

49                         Invesco Global Targeted Returns Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (10/31/16)	Expenses Paid During Period[2,4]
Class A	$1,000.00	$998.10	$6.48	$1,018.65	$6.55	1.29%
Class C	1,000.00	994.10	10.23	1,014.88	10.33	2.04
Class R	1,000.00	998.10	7.73	1,017.39	7.81	1.54
Class Y	1,000.00	1,000.00	5.23	1,019.91	5.28	1.04
Class R5	1,000.00	1,000.00	5.23	1,019.91	5.28	1.04
Class R6	1,000.00	999.00	5.23	1,019.91	5.28	1.04

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective January 1, 2017, the Fund’s Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19% of average daily net assets, respectively. The annualized ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.00%, 1.75%, 1.25%, 0.75%, 0.75% and 0.75% for Class A, Class C, Class R, Class Y Class R5 and Class R6 shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.02, $8.77, $6.28, $3.77, $3.77 and $3.77 for Class A, Class C, Class R, Class Y Class R5 and Class R6 shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.08, $8.87, $6.34, $3.81, $3.81 and $3.81 for Class A, Class C, Class R, Class Y Class R5 and Class R6 shares, respectively.

50                         Invesco Global Targeted Returns Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Global Targeted Returns Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board noted that the Fund was new and compared the Fund’s performance during the past one and two calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Absolute Return Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the first quintile for the two year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the two year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual

51                         Invesco Global Targeted Returns Fund

management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2017 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds with investment strategies comparable to those of the Fund.

The Board considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board;

and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

52                         Invesco Global Targeted Returns Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$546,005
Qualified Dividend Income*	39.54%
Corporate Dividends Received Deduction*	7.02%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$1,500,808

53                         Invesco Global Targeted Returns Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Targeted Returns Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Global Targeted Returns Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Global Targeted Returns Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Targeted Returns Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	GTR-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Greater China Fund
Nasdaq:
A: AACFX ∎ B: ABCFX ∎ C: CACFX ∎ Y: AMCYX ∎ R5: IACFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Greater China Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Greater China Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Greater China Fund (the Fund), at net asset value (NAV), underperformed the MSCI Golden Dragon Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.41%
Class B Shares	5.61
Class C Shares	5.68
Class Y Shares	6.67
Class R5 Shares	6.95
MSCI Golden Dragon Index▼ (Broad Market/Style-Specific Index)	6.96
Lipper China Region Funds Index∎ (Peer Group Index)	3.92
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The fiscal year ended October 31, 2016, was an eventful year for Chinese equities, with a volatile start followed by a turnaround in investor sentiment. China’s macroeconomic conditions have shown sequential improvements over the course of 2016, with broad-based pick-up seen in various economic activities. Resilient retail sales, a vibrant property market and an upturn in overall investment activity helped the Chinese economy rebalance smoothly toward a higher quality mix of growth.

    In the first half of 2016, Chinese equity markets saw volatility on concerns over the lingering of China’s economic slowdown, as well as volatility in the Chinese renminbi in the beginning of the year. The second quarter of 2016 ended in the positive territory despite global market sentiment swings over the uncertainty over the US Federal Reserve’s interest rate decisions, global growth and results of the Brexit referendum in the UK.

    In the second half of 2016, there was a notable recovery in corporate earnings, which echoed the improving macroeconomic backdrop. The approval of the Shenzhen-Hong Kong Stock Connect that was announced in the third quarter of 2016 also lifted investor confidence. When China’s insurance funds were granted access to invest in Hong Kong equities via the southbound Shanghai-Hong Kong Stock Connect channel in September following the removal of the aggregate quotas, there was a record fund flow into Hong Kong via the Stock Connect.

    For the reporting period ended October 31, 2016, stock selection was a notable contributor to Fund performance relative to the broad market/style-specific index. In particular, select holdings in the information technology sector benefited Fund performance. Taiwan Semiconductor Manufacturing Company is a market leader in semiconductor manufacturing and is a key supplier for Apple (not a Fund holding) products. Tencent Holdings, a leading online gaming platform in China, has delivered impressive performance in building the user base of Weixin/WeChat, a communication mobile app.

    Stock selection in and overweight exposure to the consumer discretionary sector also contributed to the Fund’s performance versus the broad market/style-specific index. Minth Group, a leading supplier of exterior auto parts, is a tier-1 supplier to major domestic and global automakers. The company delivered solid earnings in the first half of 2016 and robust sales growth prospects coming from both domestic and overseas businesses. Pou Sheng International, a sportswear retailer in mainland China, and Hong Kong-based furniture company Man Wah Holdings also contributed to the Fund’s relative performance. Further, stock selection in and underweight exposure to the financials sector contributed to the Fund’s relative performance.

    In contrast, stock selection in and overweight exposure to the consumer staples sector were leading detractors from the Fund’s performance versus the broad market/style-specific benchmark. Tingyi, the largest instant noodle producer in China, was the leading detractor due to overall weak domestic consumption, as well as unsuccessful price hikes and product launches. That said, the company’s corporate strategy of focusing on more premium products may drive growth over the long term, but the transition will take time. Hygiene products company Hengan International was another key detractor from Fund performance within the sector.

    Stock selection in the telecommunication services sector detracted from the Fund’s performance versus the broad market/style-specific index. In the sector, relative underperformance was driven by Fund holding SmarTone Telecom.

    The Fund’s modest cash position detracted from relative results as the market

Portfolio Composition
By sector	% of total net assets

Consumer Discretionary	33.4%
Information Technology	30.8
Consumer Staples	15.0
Telecommunication Services	8.1
Industrials	5.7
Health Care	3.9
Utilities	2.6
Money Market Funds
Plus Other Assets Less Liabilities	0.5

Top 10 Equity Holdings*
% of total net assets

1.	Tencent Holdings Ltd.	9.6%
2.	Taiwan Semiconductor Manufacturing Co. Ltd.	7.4
3.	China Mobile Ltd.	6.3
4.	New Oriental Education & Technology Group, Inc.-ADR	4.7
5.	Alibaba Group Holding Ltd.-ADR	4.6
6.	Vipshop Holdings Ltd.	4.2
7.	Ctrip.com International, Ltd.-ADR	4.2
8.	Sun Art Retail Group Ltd.	4.0
9.	Hengan International Group Co. Ltd.	3.5
10.	Largan Precision Co., Ltd.	3.2

Total Net Assets	$70.8 million

Total Number of Holdings*	38

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

4                         Invesco Greater China Fund

(represented by the MSCI Golden Dragon Index) was up for the reporting period.

    China’s economy continues to transform from an economy that was once dominated by growth in manufacturing and investment to one that is being driven more by consumers. We believe that the positive trend in consumption will continue to play a key role in propelling China’s economy, supported by the ongoing expansion of service industries, ample liquidity and stable income growth. At the same time, we believe it is important for the government to continue to deal with the challenges of unwinding debt and capacity imbalances, while pursuing reforms to improve markets and long-term growth prospects. We believe there may be some supportive catalysts for Chinese equities in terms of earnings, policy developments and economic growth. The imminent launch of the Shenzhen-Hong Kong Stock Connect program demonstrates China’s commitment to improving capital market accessibility and we expect further developments on this front. From a bottom-up perspective, we believe corporate earnings may continue improving with current valuations of Chinese stocks remaining favorable for investors.

    We continue to focus purely on bottom-up stock opportunities to build a portfolio with high conviction stock positions. We adopt a selective approach, favoring companies with sustainable leadership and competitive advantages, which are trading at a discount to their fair value.

    Thank you for your continued investment in Invesco Greater China Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mike Shiao Portfolio Manager and Chief Investment Officer of Invesco’s Greater China equities team, is manager of Invesco Greater China Fund. He joined Invesco in 2002. Mr. Shiao earned a bachelor’s degree from National Chung Hsing University, Taiwan and an MS in finance from Drexel University.

5                         Invesco Greater China Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/06

1 Source:	Lipper Inc.
2 Source:	FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Greater China Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	8.18%
10 Years	7.66
5 Years	4.48
1 Year	0.55

Class B Shares
Inception (3/31/06)	8.16%
10 Years	7.65
5 Years	4.56
1 Year	0.61

Class C Shares
Inception (3/31/06)	7.95%
10 Years	7.48
5 Years	4.89
1 Year	4.68

Class Y Shares
10 Years	8.49%
5 Years	5.93
1 Year	6.67

Class R5 Shares
Inception (3/31/06)	9.27%
10 Years	8.81
5 Years	6.17
1 Year	6.95

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R5 shares was

1.88%, 2.63%, 2.63%, 1.63% and

1.41%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	8.54%
10 Years	8.69
5 Years	7.49
1 Year	11.70

Class B Shares
Inception (3/31/06)	8.52%
10 Years	8.67
5 Years	7.60
1 Year	12.31

Class C Shares
Inception (3/31/06)	8.31%
10 Years	8.50
5 Years	7.91
1 Year	16.34

Class Y Shares
10 Years	9.53%
5 Years	8.99
1 Year	18.48

Class R5 Shares
Inception (3/31/06)	9.64%
10 Years	9.84
5 Years	9.23
1 Year	18.77

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco Greater China Fund

Invesco Greater China Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Greater China Fund

prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value.

When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎	Participation notes risk. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market they seek to replicate, and, in addition, subject the Fund to the creditworthiness of the bank or broker-dealer that issued the participation notes.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

∎	Unique economic and political risks of investing in Greater China. Investments in companies located or operating in Greater China involve risks not associated with investments in Western nations, such as nationalization, expropriation, or confiscation of property; difficulty in obtaining and/or enforcing judgments; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. Additionally, developing countries, such as those in Greater China, may subject the Fund’s investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

About indexes used in this report

∎	The MSCI Golden Dragon Index captures the equity market performance of large- and mid-cap China securities and non-domestic China securities listed in Hong Kong and Taiwan. The index is computed using the net return, which withholds applicable taxes for non-residents.
∎	The Lipper China Region Funds Index is an unmanaged index considered representative of China region funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco Greater China Fund

Schedule of Investments(a)

October 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–99.53%(b)
Apparel Retail–1.50%
Pou Sheng International (Holdings) Ltd. (Hong Kong)	3,383,000	$1,059,989

Auto Parts & Equipment–3.01%
Minth Group Ltd.	600,000	2,130,994

Automobile Manufacturers–1.11%
Jiangling Motors Corp., Ltd.–Class B	311,100	785,828

Education Services–4.72%
New Oriental Education & Technology Group, Inc.–ADR(c)	66,681	3,342,719

Electrical Components & Equipment–3.50%
Voltronic Power Technology Corp. (Taiwan)	24,150	362,748
Zhuzhou CRRC Times Electric Co., Ltd.–Class H	437,500	2,117,733
		2,480,481

Electronic Components–4.91%
Chin-Poon Industrial Co., Ltd. (Taiwan)	647,000	1,240,406
Largan Precision Co., Ltd. (Taiwan)	19,000	2,240,499
		3,480,905

Electronic Equipment & Instruments–0.47%
Flytech Technology Co., Ltd. (Taiwan)	102,000	335,628

Electronic Manufacturing Services–2.10%
FIH Mobile Ltd.	4,504,000	1,486,727

Food Retail–2.91%
President Chain Store Corp. (Taiwan)	276,000	2,064,075

Footwear–4.92%
Stella International Holdings Ltd.	908,500	1,576,751
Yue Yuen Industrial (Holdings) Ltd. (Hong Kong)	500,500	1,907,017
		3,483,768

Gas Utilities–2.58%
Towngas China Co. Ltd. (Hong Kong)	3,244,000	1,824,784

Health Care Equipment–2.47%
MicroPort Scientific Corp.(c)	2,365,000	1,750,395

Home Furnishings–1.34%
Man Wah Holdings Ltd. (Hong Kong)	1,428,000	948,262

Hotels, Resorts & Cruise Lines–0.07%
Shanghai Jinjiang International Hotels Development Co., Ltd.–Class B	22,948	48,971

Hypermarkets & Super Centers–4.01%
Sun Art Retail Group Ltd. (Hong Kong)	4,029,500	2,842,048

Industrial Conglomerates–1.71%
Beijing Enterprises Holdings Ltd.	242,000	1,208,558

Industrial Machinery–0.48%
CIMC Enric Holdings Ltd.	814,000	341,115

	Shares	Value
Internet & Direct Marketing Retail–11.34%
Ctrip.com International, Ltd.–ADR(c)	66,560	$2,938,624
JD.com, Inc.–ADR(c)	82,662	2,145,079
Vipshop Holdings Ltd.–ADR(c)	215,787	2,949,808
		8,033,511

Internet Software & Services–14.20%
Alibaba Group Holding Ltd.–ADR(c)	31,789	3,232,623
Tencent Holdings Ltd.	257,700	6,823,917
		10,056,540

Leisure Products–0.75%
Goodbaby International Holdings Ltd.	1,091,000	527,532

Packaged Foods & Meats–4.55%
Qinqin Foodstuffs Group (Cayman) Co. Ltd.(c)	55,600	19,213
Tingyi (Cayman Islands) Holding Corp.	1,468,000	1,584,326
Uni-President China Holdings Ltd.	2,396,000	1,621,956
		3,225,495

Personal Products–3.51%
Hengan International Group Co. Ltd.	312,500	2,488,170

Pharmaceuticals–1.46%
Sino Biopharmaceutical Ltd.	1,480,000	1,036,226

Restaurants–2.33%
Ajisen (China) Holdings Ltd. (Hong Kong)	3,673,000	1,652,873

Semiconductors–9.14%
Himax Technologies, Inc.–ADR (Taiwan)	43,070	338,099
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	883,000	5,274,440
Win Semiconductors Corp. (Taiwan)	312,004	865,134
		6,477,673

Specialty Stores–2.31%
Chow Tai Fook Jewellery Group Ltd. (Hong Kong)	2,309,800	1,638,061

Wireless Telecommunication Services–8.13%
China Mobile Ltd.	391,500	4,485,204
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	843,000	1,273,938
		5,759,142
Total Common Stocks & Other Equity Interests (Cost $69,988,017)		70,510,470

Money Market Funds–0.49%
Government & Agency Portfolio–Institutional Class, 0.29%(d)	210,402	210,402
Treasury Portfolio–Institutional Class, 0.22%(d)	140,268	140,268
Total Money Market Funds (Cost $350,670)		350,670
TOTAL INVESTMENTS–100.02% (Cost $70,338,687)		70,861,140
OTHER ASSETS LESS LIABILITIES–(0.02)%		(15,424)
NET ASSETS–100.00%		$70,845,716

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Greater China Fund

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Greater China Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $69,988,017)	$70,510,470
Investments in affiliated money market funds, at value and cost	350,670
Total investments, at value (Cost $70,338,687)	70,861,140
Foreign currencies, at value (Cost $53,218)	53,367
Receivable for:
Investments sold	285,450
Fund shares sold	167,119
Dividends	23,406
Investment for trustee deferred compensation and retirement plans	47,808
Other assets	15,623
Total assets	71,453,913

Liabilities:
Payable for:
Investments purchased	353,233
Fund shares reacquired	64,284
Accrued fees to affiliates	64,839
Accrued trustees’ and officers’ fees and benefits	1,598
Accrued other operating expenses	70,933
Trustee deferred compensation and retirement plans	53,310
Total liabilities	608,197
Net assets applicable to shares outstanding	$70,845,716

Net assets consist of:
Shares of beneficial interest	$81,582,680
Undistributed net investment income	327,427
Undistributed net realized gain (loss)	(11,586,981)
Net unrealized appreciation	522,590
$70,845,716

Net Assets:
Class A	$52,479,076
Class B	$1,217,833
Class C	$11,879,059
Class Y	$5,215,771
Class R5	$53,977

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	2,360,996
Class B	56,496
Class C	552,025
Class Y	234,340
Class R5	2,423
Class A:
Net asset value per share	$22.23
Maximum offering price per share
(Net asset value of $22.23 ÷ 94.50%)	$23.52
Class B:
Net asset value and offering price per share	$21.56
Class C:
Net asset value and offering price per share	$21.52
Class Y:
Net asset value and offering price per share	$22.26
Class R5:
Net asset value and offering price per share	$22.28

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Greater China Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $108,544)	$1,838,669
Dividends from affiliated money market funds	3,030
Total investment income	1,841,699

Expenses:
Advisory fees	643,840
Administrative services fees	50,000
Custodian fees	36,215
Distribution fees:
Class A	126,350
Class B	17,543
Class C	123,596
Transfer agent Fees — A, B, C and Y	226,846
Transfer agent fees — R5	65
Trustees’ and officers’ fees and benefits	21,350
Registration and filing fees	65,735
Reports to shareholders	31,271
Professional services fees	61,069
Other	21,148
Total expenses	1,425,028
Less: Fees waived and expense offset arrangement(s)	(3,234)
Net expenses	1,421,794
Net investment income	419,905

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(214,112)
Foreign currencies	(14,263)
(228,375)
Change in net unrealized appreciation of:
Investment securities	3,807,706
Foreign currencies	140
3,807,846
Net realized and unrealized gain	3,579,471
Net increase in net assets resulting from operations	$3,999,376

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Greater China Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$419,905	$577,260
Net realized gain (loss)	(228,375)	7,034,154
Change in net unrealized appreciation (depreciation)	3,807,846	(2,934,547)
Net increase in net assets resulting from operations	3,999,376	4,676,867

Distributions to shareholders from net investment income:
Class A	(545,985)	(268,684)
Class B	(3,961)	—
Class C	(23,094)	—
Class Y	(47,018)	(25,936)
Class R5	(1,312)	(865)
Total distributions from net investment income	(621,370)	(295,485)

Share transactions–net:
Class A	(3,173,106)	(13,093,503)
Class B	(1,402,208)	(3,019,590)
Class C	(2,541,266)	(2,861,129)
Class Y	1,472,686	(1,077,083)
Class R5	(21,707)	(31,944)
Net increase (decrease) in net assets resulting from share transactions	(5,665,601)	(20,083,249)
Net increase (decrease) in net assets	(2,287,595)	(15,701,867)

Net assets:
Beginning of year	73,133,311	88,835,178
End of year (includes undistributed net investment income of $327,427 and $539,600, respectively)	$70,845,716	$73,133,311

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Greater China Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Class R5. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net

14                         Invesco Greater China Fund

asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

15                         Invesco Greater China Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.

Transaction costs are often higher and there may be delays in settlement procedures.

Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than U.S. securities.

16                         Invesco Greater China Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Class R5 shares to 2.25%, 3.00%, 3.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $1,313.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $9,425 in front-end sales commissions from the sale of Class A shares and $1, $196 and $682 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17                         Invesco Greater China Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2016, there were transfers from Level 2 to Level 1 of $31,184,141, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$52,963,223	$17,547,247	$—	$70,510,470
Money Market Funds	350,670	—	—	350,670
Total Investments	$53,313,893	$17,547,247	$—	$70,861,140

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,921.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Greater China Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$621,370	$295,485

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$381,179
Net unrealized appreciation — investments	497,443
Net unrealized appreciation — other investments	137
Temporary book/tax differences	(53,752)
Capital loss carryforward	(11,561,971)
Shares of beneficial interest	81,582,680
Total net assets	$70,845,716

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
October 31, 2017	$11,347,858	$—	$11,347,858
Not subject to expiration	214,113	—	214,113
	$11,561,971	$—	$11,561,971

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $35,737,068 and $41,453,566, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$9,079,928
Aggregate unrealized (depreciation) of investment securities	(8,582,485)
Net unrealized appreciation of investment securities	$497,443

Cost of investments for tax purposes is $70,363,697.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on October 31, 2016, undistributed net investment income was decreased by $10,708, undistributed net realized gain (loss) was increased by $23,395,889 and shares of beneficial interest was decreased by $23,385,181. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Greater China Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	249,846	$5,170,461	544,471	$12,200,811
Class B	838	16,774	2,757	54,843
Class C	41,490	846,424	101,802	2,205,552
Class Y	337,898	6,881,781	135,375	3,100,738
Class R5	2,145	43,338	1,144	22,484

Issued as reinvestment of dividends:
Class A	26,127	514,692	13,413	255,787
Class B	196	3,776	—	—
Class C	1,066	20,460	—	—
Class Y	2,144	42,201	1,259	24,002
Class R5	55	1,072	37	721

Automatic conversion of Class B shares to Class A shares:
Class A	50,077	1,019,667	69,008	1,476,447
Class B	(51,484)	(1,019,667)	(71,079)	(1,476,447)

Reacquired:
Class A	(481,297)	(9,877,926)	(1,269,798)	(27,026,548)
Class B	(20,343)	(403,091)	(78,472)	(1,597,986)
Class C	(173,247)	(3,408,150)	(246,214)	(5,066,681)
Class Y	(268,901)	(5,451,296)	(198,394)	(4,201,823)
Class R5	(3,336)	(66,117)	(2,801)	(55,149)
Net increase (decrease) in share activity	(286,726)	$(5,665,601)	(997,492)	$(20,083,249)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20                         Invesco Greater China Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/16	$21.10	$0.15	$1.20	$1.35	$(0.22)	$22.23	6.51%	$52,479	1.93	%(e)	1.93	%(e)	0.74	%(e)	52%
Year ended 10/31/15	19.93	0.18	1.08	1.26	(0.09)	21.10	6.36	53,087	1.88		1.88		0.85		130
Year ended 10/31/14	20.31	(0.03)	(0.13)	(0.16)	(0.22)	19.93	(0.87)	62,957	1.85		1.85		(0.15)		124
Year ended 10/31/13	17.90	0.09	2.44	2.53	(0.12)	20.31	14.18	76,691	1.78		1.78		0.50		148
Year ended 10/31/12	17.52	0.11	0.37	0.48	(0.10)	17.90	2.79	82,713	1.80		1.80		0.64		109
Class B
Year ended 10/31/16	20.43	(0.00)	1.16	1.16	(0.03)	21.56	5.72	1,218	2.68	(e)	2.68	(e)	(0.01	)(e)	52
Year ended 10/31/15	19.35	0.02	1.06	1.08	—	20.43	5.58	2,600	2.63		2.63		0.10		130
Year ended 10/31/14	19.71	(0.18)	(0.14)	(0.32)	(0.04)	19.35	(1.61)	5,303	2.60		2.60		(0.90)		124
Year ended 10/31/13	17.39	(0.05)	2.37	2.32	—	19.71	13.34	7,411	2.53		2.53		(0.25)		148
Year ended 10/31/12	17.05	(0.02)	0.36	0.34	—	17.39	1.99	9,703	2.55		2.55		(0.11)		109
Class C
Year ended 10/31/16	20.39	(0.00)	1.16	1.16	(0.03)	21.52	5.73	11,879	2.68	(e)	2.68	(e)	(0.01	)(e)	52
Year ended 10/31/15	19.32	0.02	1.05	1.07	—	20.39	5.54	13,922	2.63		2.63		0.10		130
Year ended 10/31/14	19.68	(0.18)	(0.14)	(0.32)	(0.04)	19.32	(1.62)	15,978	2.60		2.60		(0.90)		124
Year ended 10/31/13	17.36	(0.05)	2.37	2.32	—	19.68	13.36	21,366	2.53		2.53		(0.25)		148
Year ended 10/31/12	17.02	(0.02)	0.36	0.34	—	17.36	2.00	24,728	2.55		2.55		(0.11)		109
Class Y
Year ended 10/31/16	21.14	0.21	1.19	1.40	(0.28)	22.26	6.77	5,216	1.68	(e)	1.68	(e)	0.99	(e)	52
Year ended 10/31/15	19.98	0.23	1.08	1.31	(0.15)	21.14	6.62	3,449	1.63		1.63		1.10		130
Year ended 10/31/14	20.36	0.02	(0.13)	(0.11)	(0.27)	19.98	(0.62)	4,494	1.60		1.60		0.10		124
Year ended 10/31/13	17.95	0.14	2.44	2.58	(0.17)	20.36	14.43	4,531	1.53		1.53		0.75		148
Year ended 10/31/12	17.58	0.15	0.38	0.53	(0.16)	17.95	3.08	4,384	1.55		1.55		0.89		109
Class R5
Year ended 10/31/16	21.17	0.25	1.19	1.44	(0.33)	22.28	7.00	54	1.45	(e)	1.45	(e)	1.22	(e)	52
Year ended 10/31/15	20.01	0.28	1.08	1.36	(0.20)	21.17	6.88	75	1.41		1.41		1.32		130
Year ended 10/31/14	20.38	0.06	(0.14)	(0.08)	(0.29)	20.01	(0.46)	104	1.39		1.39		0.31		124
Year ended 10/31/13	17.97	0.18	2.45	2.63	(0.22)	20.38	14.71	411	1.33		1.33		0.95		148
Year ended 10/31/12	17.61	0.20	0.37	0.57	(0.21)	17.97	3.29	757	1.30		1.30		1.14		109

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the fiscal year ended October 31, 2012.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $50,540, $1,754, $12,360, $4,141, and $65 for Class A, Class B, Class C, Class Y, and Class R5 shares, respectively.

21                         Invesco Greater China Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Invesco Greater China Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Greater China Fund (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

22                         Invesco Greater China Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,086.60	$9.70	$1,015.84	$9.37	1.85%
B	1,000.00	1,082.40	13.61	1,012.07	13.15	2.60
C	1,000.00	1,083.00	13.61	1,012.07	13.15	2.60
Y	1,000.00	1,088.00	8.40	1,017.09	8.11	1.60
R5	1,000.00	1,089.50	7.30	1,018.15	7.05	1.39

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23                         Invesco Greater China Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Greater China Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Hong Kong Limited currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper China Region Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and five year periods and below the performance of the Index for the three year period. Invesco Advisers noted that a new portfolio manager and team had been named to the Fund in the first quarter of 2015. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

24                         Invesco Greater China Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of two off-shore funds advised by Invesco Advisers.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by

Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

25                         Invesco Greater China Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco Greater China Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Greater China Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Greater China Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Greater China Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Greater China Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your house-hold, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin send-ing you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	CHI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Long/Short Equity Fund
Nasdaq:
A: LSQAX ∎ C: LSQCX ∎ R: LSQRX ∎ Y: LSQYX ∎ R5: LSQFX ∎ R6: LSQSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Long/Short Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Long/Short Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Long/Short Equity Fund (the Fund), at net asset value (NAV), underperformed the S&P 500 Index and the Citigroup 90-Day Treasury Bill Index, the Fund’s broad market and style-specific benchmarks, respectively.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.11%
Class C Shares	-4.68
Class R Shares	-4.27
Class Y Shares	-3.74
Class R5 Shares	-3.83
Class R6 Shares	-3.83
S&P 500 Index▼ (Broad Market Index)	4.51
Citigroup 90-Day Treasury Bill Index▼ (Style-Specific Index)	0.22
Lipper Alternative Long/Short Equity Funds Index∎ (Peer Group Index)	-0.52
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

During the fiscal year, the US economy continued to expand. The initial estimate of US gross domestic product (GDP) showed the US economy grew by 2.9% in the third quarter, beating consensus estimates.1 However, annualized GDP is expected to be lower. Employment data were mixed, though the unemployment rate had a surprise uptick from 4.9% in August to 5.0% in September before ending the fiscal year at 4.9%.2 Oil prices traded in a range from the high $20s to the low $50s during the reporting period.3

The US Federal Reserve (the Fed) raised interest rates in December 2015 – its first increase since 2006 – but that was its only increase during the reporting period. Major US stock market indexes posted gains for the reporting period, but they were fairly volatile. Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over Fed policy, including rumors of possible negative interest rates in the US. Markets recovered in late February and posted gains until June when UK voters opted to leave the

Portfolio Composition
By sector, based on total net assets
	Equity Securities
	Long[1]	Short[2]	Gross Exposure[3]	Net Exposure[4]
Information Technology	46.2%	15.6%	61.8%	30.6%
Financials	27.3	7.0	34.3	20.3
Industrials	26.6	9.6	36.2	17.0
Consumer Discretionary	22.6	28.7	51.3	-6.1
Health Care	19.8	12.0	31.8	7.8
Consumer Staples	13.6	1.5	15.1	12.1
Energy	13.3	11.8	25.1	1.5
Materials	10.1	6.2	16.3	3.9
Real Estate	8.3	5.8	14.1	2.5
Utilities	4.5	–	4.5	4.5
Telecommunication Services	3.1	1.6	4.7	1.5
Money Market Funds Plus Other Assets Less Liabilities	4.4	–	4.4	4.4
Total	199.8	99.8	299.6	100.0

1	Represents the value of equity securities in the portfolio and the equity securities underlying the Fund’s equity long portfolio swap.
2	Represents the value of the equity securities underlying the Fund’s equity short portfolio swap.
3	Represents the cumulative exposure of the Fund’s long and short positions.
4	Represents the net exposure of the Fund’s long and short positions.

European Union, sending markets sharply lower once again. Markets again recovered, and major US equity indexes hit record highs during the summer.4 In this environment, investors generally favored the perceived safety of government bonds and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

    As part of the investment process, the Fund evaluates fundamental and behavioral factors to forecast individual securities’ returns and risks and ranks these securities based on their attractiveness relative to industry peers. The Fund generally maintains a net long bias and implements its strategy by purchasing what we consider to be highly-ranked stocks as long positions, and selling short what we consider to be poorly-ranked stocks within their respective industries. The Fund seeks to add value primarily from stock selection and secondarily by dynamically changing the level of its beta, or market exposure. In a long/short construct, a positive spread between the top- and bottom-ranked stocks (long and short candidates for the portfolio), plus a positive return from market exposure, is intended to result in the Fund outperforming its broad market benchmark.

    During the fiscal year, the Fund benefited most from a positive long/short spread in eight of 11 sectors led by the information technology (IT), industrials, materials and consumer staples sectors,

Total Net Assets	$68.5 million

Data presented here are as of October 31, 2016.

4                         Invesco Long/Short Equity Fund

but it was not enough to offset losses from the negative spread in the energy, health care and financials sectors, which meaningfully detracted from Fund performance.

The top-contributing sector to Fund performance was the IT sector where the Fund benefited from a meaningful net long allocation and positive results from long holdings in the semiconductor and communications equipment industries. The Fund also benefited from a net long allocation in the industrials sector and stock selection in the capital goods industry.

Equity markets experienced intermittent volatility over the fiscal year that led to dramatic shifts in investor risk tolerance, challenging the return-generating potential for the Fund. This was evident in both the energy and health care sectors. Investor risk tolerance shifted in mid-February as oil climbed from its 2015 lows and signs of US economic improvement became evident. The “risk on” sentiment, where investors moved to potentially riskier and higher-yielding investments, was most evident within the energy sector where lower-quality companies with burdensome balance sheets significantly outperformed higher-quality companies with stronger balance sheets. Consequently, the Fund’s long energy positions failed to outperform the short positions.

Returns within the health care sector, particularly the long positions in the biotechnology and equipment and services industries, performed poorly. The long biotechnology holdings sold off as investors reduced risk due to potential political action to regulate drug pricing.

At the end of the reporting period, the Fund’s largest net long sector exposures were in the IT, industrials, financials and consumer staples sectors. The Fund’s largest net short position was in the consumer discretionary sector.

Please note that the Fund may utilize derivative instruments that include equity total return swaps and futures contracts. During the reporting period, the Fund utilized equity total return swaps to efficiently implement its strategy, but did not use futures contracts. The implementation impact of using equity total return swaps is a component of transaction costs. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your investment in Invesco Long/Short Equity Fund.

1	Source: Bureau of Economic Analysis
2	Source: Bureau of Labor Statistics
3	Source: Thompson-Reuters
4	Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short
Equity Fund. He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Charles Ko Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short
Equity Fund. He joined Invesco in 2012. Mr. Ko earned a BS from MIT and an MBA from Yale University.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short
Equity Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short
Equity Fund. He joined Invesco in 1995. Mr. Murphy earned a BA from the University of Massachusetts at Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short
Equity Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Andrew Waisburd Portfolio Manager, is manager of Invesco Long/Short Equity Fund. He joined Invesco in 2008. Dr. Waisburd earned a BS in statistics from Cornell University and an MS and a PhD in finance from Indiana University.

Donna Chapman Wilson Portfolio Manager and Director of Portfolio Management, is
manager of Invesco Long/Short Equity Fund. She joined Invesco in 1997. Ms. Chapman Wilson earned a BA in economics from Hampton University and an MBA in finance from the Wharton School of the University of Pennsylvania.

5                         Invesco Long/Short Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) Since Inception

Fund and index data from 12/19/13

1   Source: FactSet Research Systems Inc.

2   Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
∎	The Citigroup 90-Day Treasury Bill Index is an unmanaged index representative of three-month Treasury bills.
∎	The Lipper Alternative Long/Short Equity Funds Index is an unmanaged index considered representative of alternative long/short equity funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Long/Short Equity Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	1.49%
1 Year	-9.39

Class C Shares
Inception (12/19/13)	2.76%
1 Year	-5.58

Class R Shares
Inception (12/19/13)	3.26%
1 Year	-4.27

Class Y Shares
Inception (12/19/13)	3.81%
1 Year	-3.74

Class R5 Shares
Inception (12/19/13)	3.78%
1 Year	-3.83

Class R6 Shares
Inception (12/19/13)	3.78%
1 Year	-3.83

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.87%, 2.62%, 2.12%, 1.62%, 1.62% and 1.62%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.78%, 3.53%, 3.03%, 2.53%, 2.40% and 2.40%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved.

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	1.75%
1 Year	-3.56

Class C Shares
Inception (12/19/13)	3.06%
1 Year	0.27

Class R Shares
Inception (12/19/13)	3.58%
1 Year	1.79

Class Y Shares
Inception (12/19/13)	4.11%
1 Year	2.30

Class R5 Shares
Inception (12/19/13)	4.11%
1 Year	2.30

Class R6 Shares
Inception (12/19/13)	4.11%
1 Year	2.30

The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

7                         Invesco Long/Short Equity Fund

Invesco Long/Short Equity Fund’s investment objective is to seek long-term capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategies.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There is no guarantee that the Fund’s mixture of long and short positions or the portfolio manager’s stock selection process will produce a portfolio with reduced exposure to stock market risk. In addition, the Fund’s long/short investment strategy may cause the Fund to underperform the broader equity markets in which the Fund invests during market rallies. Such underperformance could be significant during sudden or significant market rallies. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Long/Short Equity Fund

Schedule of Investments(a)

October 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–95.60%
Aerospace & Defense–5.33%
Huntington Ingalls Industries, Inc.	7,650	$1,234,404
L-3 Communications Holdings, Inc.	8,100	1,109,214
Spirit AeroSystems Holdings, Inc.–Class A(b)	17,850	898,926
United Technologies Corp.	3,950	403,690
		3,646,234

Agricultural Products–1.96%
Ingredion Inc.	10,250	1,344,492

Air Freight & Logistics–1.11%
Expeditors International of Washington, Inc.	14,750	759,183

Aluminum–1.54%
Arconic Inc.	36,766	1,055,920

Apparel Retail–3.71%
Gap, Inc. (The)	46,300	1,277,417
Urban Outfitters, Inc.(b)	37,850	1,266,082
		2,543,499

Apparel, Accessories & Luxury Goods–1.72%
PVH Corp.	11,000	1,176,780

Application Software–1.06%
Nuance Communications, Inc.(b)	51,950	728,339

Auto Parts & Equipment–1.33%
Lear Corp.	7,400	908,572

Biotechnology–1.69%
United Therapeutics Corp.(b)	9,650	1,158,676

Building Products–0.36%
Owens Corning	5,100	248,778

Communications Equipment–3.59%
F5 Networks, Inc.(b)	9,600	1,326,816
Juniper Networks, Inc.	43,050	1,133,937
		2,460,753

Computer & Electronics Retail–0.63%
Best Buy Co., Inc.	11,100	431,901

Construction & Engineering–3.77%
Fluor Corp.	1,350	70,187
Jacobs Engineering Group, Inc.(b)	21,600	1,114,128
Quanta Services, Inc.(b)	48,650	1,398,687
		2,583,002

Construction Machinery & Heavy Trucks–3.05%
Allison Transmission Holdings, Inc.	40,600	1,189,174
Cummins Inc.	7,050	901,131
		2,090,305

Consumer Electronics–1.49%
Garmin Ltd.	21,050	1,017,978

	Shares	Value
Consumer Finance–3.91%
Navient Corp.	91,350	$1,167,453
Santander Consumer USA Holdings Inc.(b)	39,050	476,410
Synchrony Financial	36,150	1,033,528
		2,677,391

Data Processing & Outsourced Services–2.95%
Western Union Co. (The)	55,100	1,105,857
Xerox Corp.	93,820	916,621
		2,022,478

Department Stores–4.49%
Kohl’s Corp.	23,750	1,039,062
Macy’s, Inc.	26,400	963,336
Nordstrom, Inc.	20,600	1,071,200
		3,073,598

Electric Utilities–0.41%
Entergy Corp.	3,820	281,458

Gas Utilities–0.90%
National Fuel Gas Co.	11,700	612,846

Gold–0.31%
Newmont Mining Corp.	5,750	212,980

Health Care Distributors–0.08%
McKesson Corp.	400	50,868

Health Care Equipment–0.64%
Hologic, Inc.(b)	12,200	439,322

Health Care Facilities–0.06%
Quorum Health Corp.(b)	9,950	40,198

Home Furnishings–0.45%
Leggett & Platt, Inc.	6,750	309,690

Human Resource & Employment Services–1.95%
ManpowerGroup Inc.	17,400	1,336,320

Industrial Machinery–1.54%
Parker-Hannifin Corp.	8,600	1,055,650

Industrial REIT’s–0.34%
Prologis, Inc.	4,400	229,504

Integrated Oil & Gas–0.18%
Cenovus Energy Inc. (Canada)	4,600	66,424
Occidental Petroleum Corp.	800	58,328
		124,752

Integrated Telecommunication Services–0.20%
CenturyLink Inc.	5,000	132,900

Internet Software & Services–5.15%
Akamai Technologies, Inc.(b)	19,850	1,378,979
CoStar Group Inc.(b)	2,800	523,936

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Long/Short Equity Fund

	Shares	Value
Internet Software & Services–(continued)
IAC/InterActiveCorp	6,800	$438,192
VeriSign, Inc.(b)	14,100	1,184,682
		3,525,789

Investment Banking & Brokerage–1.71%
E*TRADE Financial Corp.(b)	41,650	1,172,864

IT Consulting & Other Services–1.24%
CGI Group Inc.–Class A (Canada)(b)	1,250	59,338
Teradata Corp.(b)	29,150	785,884
		845,222

Life & Health Insurance–0.78%
Unum Group	15,100	534,540

Metal & Glass Containers–0.56%
Crown Holdings, Inc.(b)	7,000	379,750

Mortgage REIT’s–2.67%
AGNC Investment Corp.	57,900	1,161,474
Annaly Capital Management Inc.	64,650	669,774
		1,831,248

Office REIT’s–0.39%
Alexandria Real Estate Equities, Inc.	2,450	264,135

Oil & Gas Drilling–1.91%
Ensco PLC–Class A	106,900	835,958
Noble Corp. PLC (United Kingdom)	94,900	468,806
		1,304,764

Oil & Gas Equipment & Services–0.36%
Superior Energy Services, Inc.	17,350	245,676

Oil & Gas Exploration & Production–3.77%
Continental Resources, Inc.(b)	25,950	1,269,214
Crescent Point Energy Corp. (Canada)	83,150	991,148
Denbury Resources Inc.(b)	134,150	320,619
		2,580,981

Oil & Gas Refining & Marketing–0.07%
Valero Energy Corp.	850	50,354

Oil & Gas Storage & Transportation–1.59%
ONEOK, Inc.	22,500	1,089,675

Packaged Foods & Meats–1.35%
Campbell Soup Co.	850	46,189
JM Smucker Co. (The)	4,300	564,633
Pilgrim’s Pride Corp.	14,350	313,404
		924,226

Paper Packaging–2.40%
Avery Dennison Corp.	9,550	666,495
International Paper Co.	21,750	979,402
		1,645,897

Railroads–0.56%
Norfolk Southern Corp.	4,150	385,950

	Shares	Value
Regional Banks–6.02%
Citizens Financial Group, Inc.	38,600	$1,016,724
Fifth Third Bancorp	47,900	1,042,304
Regions Financial Corp.	96,500	1,033,515
SunTrust Banks, Inc.	22,800	1,031,244
		4,123,787

Reinsurance–0.39%
Reinsurance Group of America, Inc.	2,500	269,650

Restaurants–1.70%
Darden Restaurants, Inc.	17,950	1,162,980

Retail REIT’s–1.39%
Macerich Co. (The)	12,850	909,523
Urban Edge Properties	1,725	44,522
		954,045

Semiconductor Equipment–1.94%
Applied Materials, Inc.	10,100	293,708
KLA-Tencor Corp.	13,800	1,036,518
		1,330,226

Semiconductors–0.14%
Xilinx, Inc.	1,850	94,110

Soft Drinks–0.35%
Dr Pepper Snapple Group, Inc.	2,750	241,423

Specialty Chemicals–0.57%
W.R. Grace & Co.	5,800	388,368

Specialty Stores–1.50%
Staples, Inc.	138,550	1,025,270

Systems Software–0.25%
CA, Inc.	5,550	170,607

Technology Hardware, Storage & Peripherals–5.29%
HP Inc.	88,450	1,281,640
NetApp, Inc.	36,950	1,254,083
Seagate Technology PLC	31,750	1,089,343
		3,625,066

Trading Companies & Distributors–0.80%
United Rentals, Inc.(b)	7,250	548,535
Total Common Stocks & Other Equity Interests (Cost $62,925,961)		65,469,505

Money Market Funds–3.12%
Government & Agency Portfolio–Institutional Class, 0.29%(c)	1,283,726	1,283,726
Treasury Portfolio–Institutional Class, 0.22%(c)	855,817	855,818
Total Money Market Funds (Cost $2,139,544)		2,139,544
TOTAL INVESTMENTS–98.72% (Cost $65,065,505)		67,609,049
OTHER ASSETS LESS LIABILITIES–1.28%		874,646
NET ASSETS–100.00%		$68,483,695

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Long/Short Equity Fund

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(C)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

Open Over-The-Counter Total Return Swap Agreements
Reference Entity	Counterparty	Expiration Dates	Floating Rate Index(1)	Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities
Equity Securities — Long	Morgan Stanley & Co. LLC	12/21/2017	Federal Funds floating rate	$69,136,834	$(565,550	)(2)	$68,488,814
Equity Securities — Short	Morgan Stanley & Co. LLC	12/21/2017	Federal Funds floating rate	(70,208,385)	2,001,219	(3)	(68,172,430)
Total Return Swap Agreements — Equity Risk					$1,435,669		$316,384

(1)	The Fund receives or pays the total return on the long and short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Amount includes $82,470 of dividends receivable and fees from the Fund to the Counterparty.
(3)	Amount includes $(34,736) of dividends payable and fees from the Fund to the Counterparty.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Long/Short Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. LLC as of October 31, 2016.

	Shares	Value
Equity Securities — Long
Aerospace & Defense
Boeing Co. (The)	8,900	$1,267,627
L-3 Communications Holdings, Inc.	800	109,552
Spirit AeroSystems Holdings, Inc.–Class A	4,900	246,764
United Technologies Corp.	6,100	623,420
		2,247,363

Air Freight & Logistics
Expeditors International of Washington, Inc.	7,300	375,731

Apparel, Accessories & Luxury Goods
PVH Corp.	1,050	112,329

Application Software
Citrix Systems, Inc.	14,900	1,263,520
Nuance Communications, Inc.	18,800	263,576
		1,527,096

Asset Management & Custody Banks
State Street Corp.	14,800	1,039,108

Auto Parts & Equipment
Lear Corp.	3,200	392,896

Biotechnology
AbbVie Inc.	19,050	1,062,609
Amgen Inc.	7,250	1,023,410
Biogen Inc.	4,360	1,221,585
Gilead Sciences, Inc.	13,750	1,012,412
United Therapeutics Corp.	250	30,018
		4,350,034
Broadcasting
CBS Corp.–Class B	20,050	1,135,231

Cable & Satellite
Comcast Corp.–Class A	17,900	1,106,578

Communications Equipment
Cisco Systems, Inc.	39,050	1,198,054
F5 Networks, Inc.	1,400	193,494
Juniper Networks, Inc.	750	19,755
Motorola Solutions, Inc.	15,900	1,154,022
		2,565,325

Computer & Electronics Retail
Best Buy Co., Inc.	23,600	918,276

Consumer Finance
American Express Co.	15,550	1,032,831
Discover Financial Services, Inc.	19,100	1,075,903
Santander Consumer USA Holdings Inc.	1,800	21,960
		2,130,694

Data Processing & Outsourced Services
Western Union Co. (The)	750	15,053

	Shares	Value

Data Processing & Outsourced Services–(continued)
Xerox Corp.	18,580	$181,527
		196,580

Department Stores
Macy’s Inc.	2,450	89,401

Diversified Banks
Bank of America Corp.	61,500	1,014,750
Bank of Montreal (Canada)	9,000	572,400
Bank of Nova Scotia (The) (Canada)	9,650	518,784
Canadian Imperial Bank of Commerce (Canada)	8,500	637,160
Citigroup Inc.	25,950	1,275,442
		4,018,536

Electric Utilities
Entergy Corp.	480	35,366
Exelon Corp.	33,200	1,131,124
FirstEnergy Corp.	32,000	1,097,280
		2,263,770

Electrical Components & Equipment
Eaton Corp. PLC	18,450	1,176,556

Environmental & Facilities Services
Waste Management, Inc.	16,650	1,093,239

Food Distributors
Sysco Corp.	23,250	1,118,790

Gold
Barrick Gold Corp. (Canada)	66,900	1,176,771
Goldcorp Inc. (Canada)	69,150	1,051,080
Newmont Mining Corp.	28,000	1,037,120
		3,264,971

Health Care Distributors
McKesson Corp.	5,800	737,586

Health Care Equipment
Baxter International Inc.	22,400	1,066,016
Hologic Inc.	19,300	694,993
		1,761,009

Health Care Facilities
HCA Holdings, Inc.	15,400	1,178,562

Home Furnishings
Leggett & Platt, Inc.	1,150	52,762

Hypermarkets & Super Centers
Wal-Mart Stores Inc.	15,700	1,099,314

Industrial REIT’s
Prologis Inc.	20,400	1,064,064

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Long/Short Equity Fund

	Shares	Value

Integrated Oil & Gas
Cenovus Energy Inc. (Canada)	18,350	$264,974
Occidental Petroleum Corp.	14,200	1,035,322
		1,300,296

Integrated Telecommunication Services
CenturyLink Inc.	34,750	923,655
Verizon Communications Inc.	21,800	1,048,580
		1,972,235

Internet Software & Services
eBay Inc.	43,000	1,225,930
IAC/InterActiveCorp	5,000	322,200
		1,548,130
IT Consulting & Other Services
International Business Machines Corp.	6,650	1,022,038
Teradata Corp.	12,600	339,696
		1,361,734

Life & Health Insurance
Aflac Inc.	15,450	1,064,041
Prudential Financial, Inc.	15,500	1,314,245
Sun Life Financial, Inc. (Canada)	10,300	344,844
		2,723,130

Managed Health Care
UnitedHealth Group Inc.	7,300	1,031,709

Mortgage REIT’s
Annaly Capital Management, Inc.	39,700	411,292

Oil & Gas Drilling
Ensco PLC–Class A	6,300	49,266

Oil & Gas Exploration & Production
Canadian Natural Resources Ltd. (Canada)	40,750	1,292,182

Oil & Gas Refining & Marketing
Valero Energy Corp.	19,800	1,172,952

	Shares	Value

Packaged Foods & Meats
Campbell Soup Co.	16,950	$921,063
ConAgra Foods, Inc.	24,750	1,192,455
J.M. Smucker Co. (The)	3,300	433,323
Pilgrim’s Pride Corp.	4,300	93,912
Tyson Foods, Inc.–Class A	16,550	1,172,568
		3,813,321

Pharmaceuticals
Johnson & Johnson	9,650	1,119,304
Merck & Co., Inc.	20,400	1,197,888
Pfizer, Inc.	14,600	462,966
		2,780,158

Railroads
Norfolk Southern Corp.	7,400	688,200

Semiconductor Equipment
Applied Materials, Inc.	35,400	1,029,432

Semiconductors
Intel Corp.	35,050	1,222,193
Maxim Integrated Products, Inc.	30,700	1,216,641
NVIDIA Corp.	19,150	1,362,714
Qualcomm Inc.	20,250	1,391,580
Texas Instruments Inc.	19,250	1,363,863
Xilinx, Inc.	21,150	1,075,901
		7,632,892

Soft Drinks
Dr Pepper Snapple Group, Inc.	8,800	772,552
Specialized REIT’s
Public Storage	4,200	897,624

Systems Software
CA Inc.	30,300	931,422

Technology Hardware, Storage & Peripherals
NetApp, Inc.	1,900	64,486
Total Equity Securities — Long		68,488,814

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Long/Short Equity Fund

	Shares	Value

Equity Securities — Short
Airlines
Southwest Airlines Co.	(27,000)	$(1,081,350)

Alternative Carriers
Zayo Group Holdings, Inc.	(33,050)	(1,063,549)

Apparel, Accessories & Luxury Goods
Fossil Group, Inc.	(15,750)	(429,502)
Gildan Activewear Inc. (Canada)	(14,200)	(364,514)
Hanesbrands, Inc.	(37,000)	(950,900)
Under Armour, Inc.–Class A	(14,200)	(441,620)
Under Armour, Inc.–Class C	(21,500)	(555,990)
		(2,742,526)

Application Software
salesforce.com, Inc.	(13,800)	(1,037,208)
Splunk Inc.	(17,450)	(1,050,316)
SS&C Technologies Holdings, Inc.	(30,850)	(985,041)
Tyler Technologies, Inc.	(3,800)	(609,520)
		(3,682,085)

Asset Management & Custody Banks
Brookfield Asset Management Inc.–Class A (Canada)	(28,550)	(999,821)

Automobile Manufacturers
General Motors Co.	(32,450)	(1,025,420)
Tesla Motors, Inc.	(1,250)	(247,163)
		(1,272,583)

Automotive Retail
Advance Auto Parts, Inc.	(5,250)	(735,420)
AutoNation, Inc.	(20,750)	(910,302)
CarMax, Inc.	(17,800)	(888,932)
		(2,534,654)

Biotechnology
Alnylam Pharmaceuticals Inc.	(27,950)	(995,020)
Puma Biotechnology, Inc.	(10,500)	(402,150)
		(1,397,170)

Casinos & Gaming
Wynn Resorts Ltd.	(10,800)	(1,021,140)

Commodity Chemicals
Methanex Corp. (Canada)	(27,600)	(1,003,260)
Consumer Electronics
Harman International Industries, Inc.	(12,350)	(984,418)

Data Processing & Outsourced Services
MasterCard, Inc.–Class A	(9,850)	(1,054,147)
Visa Inc.–Class A	(12,500)	(1,031,375)
		(2,085,522)

Electrical Components & Equipment
Acuity Brands, Inc.	(4,450)	(994,886)

	Shares	Value

Environmental & Facilities Services
Stericycle, Inc.	(13,550)	$(1,085,220)
Waste Connections, Inc. (Canada)	(13,750)	(1,034,138)
		(2,119,358)

Fertilizers & Agricultural Chemicals
CF Industries Holdings, Inc.	(40,600)	(974,806)

Financial Exchanges & Data
FactSet Research Systems Inc.	(5,900)	(912,848)
Intercontinental Exchange, Inc.	(1,550)	(419,104)
		(1,331,952)

Footwear
NIKE, Inc.–Class B	(19,950)	(1,001,091)

Gold
Franco-Nevada Corp. (Canada)	(14,250)	(932,805)

Health Care Distributors
Patterson Cos. Inc.	(8,050)	(343,816)

Health Care Equipment
DexCom Inc.	(13,400)	(1,048,416)

Health Care Facilities
Brookdale Senior Living Inc.	(57,550)	(830,446)
Tenet Healthcare Corp.	(36,150)	(712,517)
		(1,542,963)

Homebuilding
PulteGroup Inc.	(51,800)	(963,480)
Toll Brothers, Inc.	(35,150)	(964,516)
		(1,927,996)

Hotels, Resorts & Cruise Lines
Norwegian Cruise Line Holdings Ltd.	(27,300)	(1,061,151)
Royal Caribbean Cruises Ltd.	(14,800)	(1,137,676)
		(2,198,827)

Industrial Machinery
Middleby Corp. (The)	(2,550)	(285,880)

Integrated Oil & Gas
Chevron Corp.	(10,150)	(1,063,212)
Exxon Mobil Corp.	(11,900)	(991,508)
		(2,054,720)
Internet & Direct Marketing Retail
Amazon.com, Inc.	(1,140)	(900,395)
Netflix Inc.	(8,150)	(1,017,690)
		(1,918,085)

Investment Banking & Brokerage
Charles Schwab Corp. (The)	(32,200)	(1,020,740)

Leisure Products
Polaris Industries Inc.	(11,150)	(854,202)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Long/Short Equity Fund

	Shares	Value

Life Sciences Tools & Services
Illumina, Inc.	(7,400)	$(1,007,436)

Motorcycle Manufacturers
Harley-Davidson, Inc.	(18,300)	(1,043,466)

Multi-Sector Holdings
FNFV Group	(28,000)	(337,400)

Oil & Gas Equipment & Services
Core Laboratories N.V.	(8,100)	(785,457)
Schlumberger Ltd.	(12,750)	(997,433)
Weatherford International PLC	(180,750)	(871,215)
		(2,654,105)

Oil & Gas Exploration & Production
Whiting Petroleum Corp.	(92,250)	(760,140)

Oil & Gas Storage & Transportation
Cheniere Energy, Inc.	(26,350)	(993,395)
Pembina Pipeline Corp. (Canada)	(19,850)	(610,586)
Plains GP Holdings, L.P.–Class A	(78,750)	(989,100)
		(2,593,081)

Paper Packaging
WestRock Co.	(17,400)	(803,706)

Personal Products
Coty, Inc.–Class A	(45,250)	(1,040,297)

Pharmaceuticals
Allergan PLC	(4,650)	(971,571)
Endo International PLC	(49,900)	(935,625)
Perrigo Co. PLC	(11,400)	(948,366)
		(2,855,562)

Property & Casualty Insurance
XL Group Ltd. (Ireland)	(30,500)	(1,058,350)

	Shares	Value

Real Estate Development
Howard Hughes Corp.	(9,600)	$(1,054,368)

Real Estate Services
CBRE Group, Inc.–Class A	(36,400)	(937,664)
Jones Lang LaSalle Inc.	(10,200)	(987,870)
		(1,925,534)

Restaurants
Chipotle Mexican Grill, Inc.	(2,800)	(1,010,128)
Semiconductors
First Solar, Inc.	(25,200)	(1,020,348)
Skyworks Solutions, Inc.	(13,350)	(1,027,149)
		(2,047,497)

Research & Consulting Services
IHS Markit Ltd.	(27,700)	(1,019,083)

Specialized REIT’s
Equinix, Inc.	(2,820)	(1,007,530)

Specialty Stores
Signet Jewelers Ltd.	(12,550)	(1,019,813)
Tractor Supply Co.	(2,350)	(147,181)
		(1,166,994)

Steel
Allegheny Technologies, Inc.	(36,100)	(492,404)

Systems Software
FireEye, Inc.	(57,100)	(663,502)
ServiceNow, Inc.	(13,000)	(1,142,830)
Tableau Software, Inc.	(21,550)	(1,035,477)
		(2,841,809)

Trading Companies & Distributors
Fastenal Co.	(26,550)	(1,034,919)
Total Equity Securities — Short		$(68,172,430)

15                         Invesco Long/Short Equity Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $62,925,961)	$65,469,505
Investments in affiliated money market funds, at value and cost	2,139,544
Total investments, at value (Cost $65,065,505)	67,609,049
Receivable for:
Deposits with brokers for swap agreements	50,000
Investments sold	6,797,330
Fund shares sold	1,883
Dividends and interest	58,278
Investment for trustee deferred compensation and retirement plans	6,197
Unrealized appreciation on swap agreements — OTC	2,001,219
Other assets	44,866
Total assets	76,568,822

Liabilities:
Payable for:
Investments purchased	7,279,893
Fund shares reacquired	19,111
Swaps payable	121,748
Accrued fees to affiliates	7,767
Accrued trustees’ and officers’ fees and benefits	1,590
Accrued other operating expenses	83,271
Trustee deferred compensation and retirement plans	6,197
Unrealized depreciation on swap agreements — OTC	565,550
Total liabilities	8,085,127
Net assets applicable to shares outstanding	$68,483,695

Net assets consist of:
Shares of beneficial interest	$65,659,851
Undistributed net investment income	(1,441,667)
Undistributed net realized gain	286,298
Net unrealized appreciation	3,979,213
$68,483,695

Net Assets:
Class A	$11,562,333
Class C	$2,385,383
Class R	$83,374
Class Y	$7,604,359
Class R5	$543,396
Class R6	$46,304,850

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	1,106,016
Class C	231,694
Class R	8,015
Class Y	723,873
Class R5	51,740
Class R6	4,408,085
Class A:
Net asset value per share	$10.45
Maximum offering price per share
(Net asset value of $10.45 ÷ 94.50%)	$11.06
Class C:
Net asset value and offering price per share	$10.30
Class R:
Net asset value and offering price per share	$10.40
Class Y:
Net asset value and offering price per share	$10.51
Class R5:
Net asset value and offering price per share	$10.50
Class R6:
Net asset value and offering price per share	$10.50

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Long/Short Equity Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $2,256)	$1,360,517
Dividends from affiliated money market funds	27,479
Total investment income	1,387,996

Expenses:
Advisory fees	712,854
Administrative services fees	50,000
Custodian fees	6,002
Distribution fees:
Class A	32,395
Class C	28,817
Class R	302
Transfer agent fees — A, C, R and Y	27,848
Transfer agent fees — R5	3
Transfer agent fees — R6	154
Trustees’ and officers’ fees and benefits	19,537
Registration and filing fees	74,871
Reports to shareholders	16,912
Professional services fees	81,684
Other	14,269
Total expenses	1,065,648
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(91,142)
Net expenses	974,506
Net investment income	413,490

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,558,320
Swap agreements	(7,712,486)
(5,154,166)
Change in net unrealized appreciation of:
Investment securities	2,441,936
Swap agreements	1,169,547
3,611,483
Net realized and unrealized gain (loss)	(1,542,683)
Net increase (decrease) in net assets resulting from operations	$(1,129,193)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Long/Short Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$413,490	$36,036
Net realized gain (loss)	(5,154,166)	803,782
Change in net unrealized appreciation	3,611,483	43,896
Net increase (decrease) in net assets resulting from operations	(1,129,193)	883,714

Distributions to shareholders from net investment income:
Class A	(600,522)	—
Class C	(125,377)	—
Class R	(2,120)	—
Class Y	(392,484)	—
Class R5	(29,196)	—
Class R6	(30,735)	—
Total distributions from net investment income	(1,180,434)	—

Distributions to shareholders from net realized gains:
Class A	(61,333)	(4,528)
Class C	(14,863)	(854)
Class R	(227)	(7)
Class Y	(37,978)	(2,596)
Class R5	(2,825)	(189)
Class R6	(2,974)	(150)
Total distributions from net realized gains	(120,200)	(8,324)

Share transactions–net:
Class A	(131,605)	(4,378,517)
Class C	319,228	(330,484)
Class R	47,832	11,715
Class Y	641,681	(4,992,049)
Class R5	18,068	(173,215)
Class R6	45,877,671	18,107
Net increase (decrease) in net assets resulting from share transactions	46,772,875	(9,844,443)
Net increase (decrease) in net assets	44,343,048	(8,969,053)

Net assets:
Beginning of year	24,140,647	33,109,700
End of year (includes undistributed net investment income of $(1,441,667) and $873,445, respectively)	$68,483,695	$24,140,647

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Long/Short Equity Fund

Statement of Cash Flows

For the year ended October 31, 2016

Cash provided by (used in) operating activities:
Net increase (decrease) in net assets resulting from operations	$(1,129,193)

Adjustments to reconcile the change in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(84,875,244)
Net change in unrealized appreciation on swap agreements	(1,169,547)
Decrease in deposits with broker for swaps	3,925
Increase in swap agreement payable, net	87,140
Proceeds from sales of investments	44,981,453
Increase in receivables and other assets	(83,185)
Increase in accrued expenses and other payables	1,352
Net realized gain from investment securities	(2,558,320)
Net change in unrealized appreciation on investment securities	(2,441,936)
Net cash provided by (used in) operating activities	(47,183,555)

Cash provided by financing activities:
Dividends paid to shareholders from net investment income	(676,043)
Proceeds from shares of beneficial interest sold	56,851,043
Disbursements from shares of beneficial interest reacquired	(10,708,893)
Net cash provided by financing activities	45,466,107
Net increase (decrease) in cash and cash equivalents	(1,717,448)
Cash and cash equivalents at beginning of period	3,856,992
Cash and cash equivalents at end of period	$2,139,544

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$624,591

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Long/Short Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

19                         Invesco Long/Short Equity Fund

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

20                         Invesco Long/Short Equity Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

K.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

21                         Invesco Long/Short Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.25%
Over $10 billion	1.15%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 1.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.87%, 2.62%, 2.12%, 1.62%, 1.62% and 1.62%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $63,137 and reimbursed class level expenses of $15,057, $3,349, $70, $9,230, $3 and $154 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $20,757 in front-end sales commissions from the sale of Class A shares and $149 and $387 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

22                         Invesco Long/Short Equity Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$65,469,505	$—	$—	$65,469,505
Money Market Funds	2,139,544	—	—	2,139,544
	67,609,049	—	—	67,609,049
Swap Agreements*	—	1,435,669	—	1,435,669
Total Investments	$67,609,049	$1,435,669	$—	$69,044,718

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2016:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on swap agreements — OTC	$2,001,219
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$2,001,219

Value
Derivative Liabilities	Equity Risk
Unrealized depreciation on swap agreements — OTC	$(565,550)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(565,550)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2016.

	Financial Derivative Assets		Financial Derivative Liabilities			Collateral (Received)/Pledged
Counterparty	Swap agreements	Total assets	Swap agreements	Total liabilities	Net value of derivatives	Non-Cash	Cash	Net amount
Morgan Stanley & Co. LLC	$2,001,219	$2,001,219	$(687,298)	$(687,298)	$1,313,921	$—	$—	$1,313,921

Effect of Derivative Investments for the year ended October 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Swap agreements	$(7,712,486)
Change in Net Unrealized Appreciation:
Swap agreements	1,169,547
Total	$(6,542,939)

23                         Invesco Long/Short Equity Fund

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$118,461,086

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $142.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$1,132,066	$—
Long-term capital gain	168,568	8,324
Total distributions	$1,300,634	$8,324

Tax Components of Net Assets at Period-End:

2016
Undistributed long-term gain	$406,840
Net unrealized appreciation — investments	2,423,002
Temporary book/tax differences	(5,998)
Shares of beneficial interest	65,659,851
Total net assets	$68,483,695

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2016.

24                         Invesco Long/Short Equity Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $92,155,137 and $50,751,513, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$5,593,707
Aggregate unrealized (depreciation) of investment securities	(3,170,705)
Net unrealized appreciation of investment securities	$2,423,002

Cost of investments for tax purposes is $65,186,047.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of swap agreements and net operating losses, on October 31, 2016, undistributed net investment income was decreased by $1,548,168, undistributed net realized gain was increased by $5,727,029 and shares of beneficial interest was decreased by $4,178,861. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	485,055	$5,239,306	556,814	$6,231,353
Class C	122,278	1,335,132	185,522	2,040,295
Class R	4,388	46,734	1,785	19,704
Class Y	237,370	2,565,330	353,711	3,918,479
Class R5	1,739	18,068	—	—
Class R6(b)	4,517,701	47,595,766	2,429	26,925

Issued as reinvestment of dividends:
Class A	33,564	364,508	238	2,611
Class C	11,487	123,718	77	839
Class R	162	1,762	—	—
Class Y	12,205	132,915	76	841
Class R5	—	—	4	44
Class R6	155	1,688	—	—

Reacquired:
Class A	(529,912)	(5,735,419)	(966,899)	(10,612,481)
Class C	(109,262)	(1,139,622)	(218,028)	(2,371,618)
Class R	(63)	(664)	(725)	(7,989)
Class Y	(192,505)	(2,056,564)	(810,753)	(8,911,369)
Class R5	—	—	(15,106)	(173,259)
Class R6	(162,427)	(1,719,783)	(777)	(8,818)
Net increase (decrease) in share activity	4,431,935	$46,772,875	(911,632)	$(9,844,443)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and in the aggregate owns 10% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
In addition, 78% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	On February 18, 2016, 4,184,012 Class R6 shares valued at $44,099,486 were sold to affiliated mutual funds.

25                         Invesco Long/Short Equity Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net Investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/16	$11.50	$0.06	(d)	$(0.50)	$(0.44)	$(0.55)	$(0.06)	$(0.61)	$10.45	(4.03)%	$11,562	1.85	%(e)	2.08	%(e)	0.58	%(d)(e)	102%
Year ended 10/31/15	11.00	0.01		0.49	0.50	—	(0.00)	—	11.50	4.57	12,854	1.85		2.76		0.11		89
Year ended 10/31/14(f)	10.00	(0.02)		1.02	1.00	—	—	—	11.00	10.00	16,796	1.85	(g)	3.04	(g)	(0.25	)(g)	102
Class C
Year ended 10/31/16	11.34	(0.02	)(d)	(0.48)	(0.50)	(0.48)	(0.06)	(0.54)	10.30	(4.68)	2,385	2.60	(e)	2.83	(e)	(0.17	)(d)(e)	102
Year ended 10/31/15	10.92	(0.07)		0.49	0.42	—	(0.00)	—	11.34	3.87	2,350	2.60		3.51		(0.64)		89
Year ended 10/31/14(f)	10.00	(0.10)		1.02	0.92	—	—	—	10.92	9.20	2,618	2.60	(g)	3.79	(g)	(1.00	)(g)	102
Class R
Year ended 10/31/16	11.45	0.04	(d)	(0.50)	(0.46)	(0.53)	(0.06)	(0.59)	10.40	(4.27)	83	2.10	(e)	2.33	(e)	0.33	(d)(e)	102
Year ended 10/31/15	10.98	(0.02)		0.49	0.47	—	(0.00)	—	11.45	4.31	40	2.10		3.01		(0.14)		89
Year ended 10/31/14(f)	10.00	(0.04)		1.02	0.98	—	—	—	10.98	9.80	27	2.10	(g)	3.29	(g)	(0.50	)(g)	102
Class Y
Year ended 10/31/16	11.56	0.09	(d)	(0.50)	(0.41)	(0.58)	(0.06)	(0.64)	10.51	(3.74)	7,604	1.60	(e)	1.83	(e)	0.83	(d)(e)	102
Year ended 10/31/15	11.02	0.04		0.50	0.54	—	(0.00)	—	11.56	4.93	7,709	1.60		2.51		0.36		89
Year ended 10/31/14(f)	10.00	0.00		1.02	1.02	—	—	—	11.02	10.20	12,389	1.60	(g)	2.79	(g)	0.00	(g)	102
Class R5
Year ended 10/31/16	11.56	0.09	(d)	(0.51)	(0.42)	(0.58)	(0.06)	(0.64)	10.50	(3.83)	543	1.60	(e)	1.71	(e)	0.83	(d)(e)	102
Year ended 10/31/15	11.02	0.04		0.50	0.54	—	(0.00)	—	11.56	4.93	578	1.60		2.38		0.36		89
Year ended 10/31/14(f)	10.00	0.00		1.02	1.02	—	—	—	11.02	10.20	718	1.60	(g)	2.69	(g)	0.00	(g)	102
Class R6
Year ended 10/31/16	11.56	0.09	(d)	(0.51)	(0.42)	(0.58)	(0.06)	(0.64)	10.50	(3.83)	46,305	1.60	(e)	1.71	(e)	0.83	(d)(e)	102
Year ended 10/31/15	11.02	0.04		0.50	0.54	—	(0.00)	—	11.56	4.93	609	1.60		2.38		0.36		89
Year ended 10/31/14(f)	10.00	0.00		1.02	1.02	—	—	—	11.02	10.20	562	1.60	(g)	2.69	(g)	0.00	(g)	102

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $(0.00) and (0.00)%, $(0.08) and (0.75)%, $(0.02) and (0.25)%, $0.03 and 0.25%, $0.03 and 0.25% and 0.03 and 0.25% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Ratios are based on average daily net assets (000’s omitted) of $12,958, $2,882, $60, $7,944, $539 and $32,646 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of December 19, 2013.
(g)	Annualized.

NOTE 13—Subsequent Event

Effective January 1, 2017, the Fund will pay an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.80%
Next $250 million	0.77%
Next $500 million	0.75%
Next $1.5 billion	0.72%
Next $2.5 billion	0.70%
Next $2.5 billion	0.67%
Next $2.5 billion	0.65%
Over $10 billion	0.62%

In addition, effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in Note 2) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.59%, 2.34%, 1.84%, 1.34%, 1.34% and 1.34%, respectively, of the Fund’s average daily net assets.

26                         Invesco Long/Short Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of the Invesco Long/Short Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Invesco Long/Short Equity Fund (the “Fund”) as of October 31, 2016, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 19, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which includes confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmation of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

27                         Invesco Long/Short Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (10/31/16)	Expenses Paid During Period[2,4]
A	$1,000.00	$989.60	$9.25	$1,015.84	$9.37	1.85%
C	1,000.00	986.60	12.98	1,012.07	13.15	2.60
R	1,000.00	987.70	10.49	1,014.58	10.63	2.10
Y	1,000.00	991.50	8.01	1,017.09	8.11	1.60
R5	1,000.00	990.60	8.01	1,017.09	8.11	1.60
R6	1,000.00	990.60	8.01	1,017.09	8.11	1.60

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective January 1, 2017, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.59%, 2.34%, 1.84%, 1.34%, 1.34%, and 1.34% of average daily net assets, respectively. The annualized ratios restated as these agreements had been in effect throughout the entire most recent fiscal half year are 1.57%,2.32%, 1.82%, 1.32%, 1.32% and 1.32%, for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $7.85, $11.59, $9.09, $6.61, $6.60 and $6.60 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $7.96, $11.74, $9.22, $6.70, $6.70 and $6.70 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

28                         Invesco Long/Short Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Long/Short Equity Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solution, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one and two calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Alternative Long/Short Equity Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the first quintile for the two year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and two year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual

29                         Invesco Long/Short Equity Fund

management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was at the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2017 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was below the rate of one such mutual fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by

Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

30                         Invesco Long/Short Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$168,568
Qualified Dividend Income*	37.87%
Corporate Dividends Received Deduction*	33.48%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31                         Invesco Long/Short Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Long/Short Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Long/Short Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Long/Short Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Long/Short Equity Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	LSE-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Low Volatility Emerging Markets Fund
Nasdaq:
A: LVLAX ∎ C: LVLCX ∎ R: LVLRX ∎ Y: LVLYX ∎ R5: LVLFX ∎ R6: LVLSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Low Volatility Emerging Markets Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Low Volatility Emerging Markets Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Low Volatility Emerging Markets Fund (the Fund), at net asset value (NAV), underperformed the Fund’s style-specific benchmark, the MSCI Emerging Markets Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.98%
Class C Shares	7.08
Class R Shares	7.68
Class Y Shares	8.25
Class R5 Shares	8.25
Class R6 Shares	8.12
MSCI All Country World Index▼ (Broad Market Index)	2.05
MSCI Emerging Markets Index▼ (Style-Specific Index)	9.27
Lipper Emerging Market Funds Index∎ (Peer Group Index)	11.25
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The global economy continued to expand, albeit slowly, for the fiscal year ended October 31, 2016. However, that growth became increasingly uneven across developed and emerging economies, amid continued volatility in oil prices and as the policies of central banks globally began to diverge.

    An equity market rally in November 2015 was offset by negative performance in December, as a late-year crash in oil prices rattled the markets. Also in December, the US Federal Reserve (the Fed) followed through on its commitment to normalize monetary policy by raising interest rates – its first increase since 2006 – even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing and negative interest rates.

    Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China and falling oil prices. Markets recovered in late February and posted gains amid concerted central bank commitments to very loose monetary policy. As a result, the US dollar fell sharply against the euro and Japanese yen, a development that was largely supportive of oil and stock prices.

    All major global stock indexes experienced steep declines again in June after Britain unexpectedly voted to leave the European Union. The resulting sharp sell-off in stocks hit economically sensitive stocks, like energy and financials, the hardest, and investors flocked to the perceived safety of US Treasuries and defensive equities often found in the consumer staples and utilities sectors.

    After the initial shock of the Brexit vote, stocks made a strong recovery, regaining most of the losses as fears of a sharp shock to consumer confidence never materialized. For the remainder of the reporting period, emerging markets outperformed as the Fed left interest rates unchanged and expectations for an interest rate increase were delayed again.

    The Fund seeks to provide long-term growth of capital while achieving a lower volatility level than its style-specific benchmark. The Fund seeks to accomplish long-term capital growth through stock selection using a proprietary multi-factor model based on fundamental and behavioral factors to forecast individual security returns and risk and rank companies relative to peers within their respective countries and sectors. The multi-factor model forecasts a return for each stock in the investable universe and is based on four concepts: Earnings Expectations, Market Sentiment, Management and Quality, and Value.1

    For the reporting period, stock selection in the utilities, consumer discretionary, materials and telecommunication services sectors contributed to the Fund’s performance relative to its style-specific benchmark, but it was not enough to offset losses from stock selection in the financials, information technology (IT) and consumer staples sectors. From a geographic perspective, underweight allocation in China and overweight allocation in Brazil added the most value to Fund performance, as did stock selection in India. Stock selection in Taiwan, Russia and Turkey hindered Fund performance.

    Four of the top five contributors to Fund performance over the fiscal year were Brazilian companies –Cosan SA Industria e Comercio, EcoRodovias Infraestrutura (no longer held at the end of the reporting period), Companhia Energetica de Minas Gerais and Smiles SA. Brazil had one of the strongest recoveries in the emerging markets during the fiscal year, after performing poorly in the prior fiscal year due to political unrest and a weak economy. Investor sentiment shifted to less defensive sectors when the Brazilian Central Bank left interest rates unchanged in January and commodities started to recover globally in mid-February. Energy producer

Portfolio Composition
By sector	% of total net assets

Financials	16.7%
Consumer Discretionary	15.2
Consumer Staples	13.4
Industrials	13.1
Utilities	11.1
Materials	9.6
Energy	9.1
Information Technology	4.2
Telecommunication Services	4.0
Health Care	2.6
Money Market Funds Plus Other Assets Less Liabilities	1.0

Top 10 Equity Holdings*
% of total net assets

1.	Woori Bank	1.7%
2.	Hindustan Petroleum Corp. Ltd.	1.6
3.	Sun TV Network Ltd.	1.6
4.	Companhia Energetica de Minas Gerais-ADR	1.5
5.	Barclays Africa Group Ltd.	1.5
6.	Sappi Ltd.	1.5
7.	ALROSA PJSC	1.5
8.	MRV Engenharia e Participacoes S.A.	1.5
9.	Powertech Technology Inc.	1.5
10.	Thai Oil PCL	1.5

Total Net Assets	$43.0 million

Total Number of Holdings*	99

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

4                         Invesco Low Volatility Emerging Markets Fund

Cosan and EcoRodovias, an industrial company which focuses on transportation infrastructure, benefited from a rebound in commodities and an improved business outlook. Companhia Energetica, an electric utility company, rebounded after concerns of a power shortage due to last year’s drought dissipated. Smiles, a travel services company focused on loyalty programs primarily for the airline industry, beat earnings estimates and performed well given forecasts of higher market share.

Two of the worst-performing stocks over the fiscal year were Taiwanese companies. Casetek, a technology company that manufactures notebooks and tablets, performed poorly due to pricing pressure and weakening demand, which resulted in a lower earnings outlook. Fubon Financial, a multi-sector financial holding company, declined due to a drop in year-over-year profits given lower investment gains. We sold our positions in Casetek and Fubon Financials during the reporting period. TAV Havalimanlari, a manager of airport terminals in Turkey, performed poorly given a significant drop in tourism income due to security concerns after a terrorist attack in June and an attempted coup in July that led to a three-month state of emergency.

At the close of the reporting period, relative to the Fund’s style-specific index, the Fund held overweight positions in the consumer discretionary, consumer staples, industrials, materials and utilities sectors, and underweight positions in the financials, IT and telecommunication services sectors. Geographically, the Fund held overweight positions in Brazil, Mexico, South Africa and India, and underweight positions in China, South Korea and Taiwan.

Please note, the Fund’s strategy is principally implemented through equity investments, but the Fund may also use futures contracts, a derivative instrument, to gain exposure to the equity market. During the reporting period, the Fund invested in MSCI Emerging Markets Index futures contracts, which generated a negative return and were a slight detractor from Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your investment in Invesco Low Volatility Emerging Markets Fund.

1	The Model’s investment concepts – Earnings Expectations, Market Sentiment, Management and Quality, and Value are the foundation of the Fund’s stock selection process. Earnings Expectations is measured by earnings momentum and earnings revisions. Market Sentiment evaluates the price momentum of the stock. Management and Quality assesses whether management is a benefit for shareholders. The Value concept measures valuation in terms of cash flow yield, dividend yield, and earnings yield.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets Fund. He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Uwe Draeger

Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets Fund. He joined Invesco in 2005. Mr. Draeger earned a Diplom-Ökonom degree from Hochschule für Ökonomie Berlin, an MA from City of London Polytechnic and an MBA from Anglia Business School (Cambridge).

Nils Huter

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets Fund. He joined Invesco in 2007. Mr. Huter earned a business administration degree, Diplom Kaufmann (FH), the University of Applied Sciences and Arts in Hildesheim.

Charles Ko

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets Fund. He joined Invesco in 2012. Mr. Ko earned a BS from MIT and an MBA from Yale University.

Jens Langewand

Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets Fund. He joined Invesco in 2007. Mr. Langewand earned a Diplom Kaufmann degree from the University of Münster and a PhD from the University of Augsburg.

Andrew Waisburd

Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets Fund. He joined Invesco in 2008. Dr. Waisburd earned a BS in statistics from Cornell University and an MS and a PhD in finance from Indiana University.

Donna Chapman Wilson

Portfolio Manager and Director of Portfolio Management, is manager of Invesco Low Volatility Emerging Markets Fund. She joined Invesco in 1997. Ms. Chapman Wilson earned a BA in economics from Hampton University and an MBA in finance from the Wharton School of the University of Pennsylvania.

5                         Invesco Low Volatility Emerging Markets Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) Since Inception

Fund and index data from 12/17/13

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Low Volatility Emerging Markets Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-4.84%
1 Year	2.04

Class C Shares
Inception (12/17/13)	-3.69%
1 Year	6.08

Class R Shares
Inception (12/17/13)	-3.17%
1 Year	7.68

Class Y Shares
Inception (12/17/13)	-2.70%
1 Year	8.25

Class R5 Shares
Inception (12/17/13)	-2.70%
1 Year	8.25

Class R6 Shares
Inception (12/17/13)	-2.74%
1 Year	8.12

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.72%, 2.47%, 1.97%, 1.47%, 1.47% and 1.47%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 7.99%, 8.74%, 8.24%, 7.74%, 7.64% and 7.64%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-5.10%
1 Year	6.42

Class C Shares
Inception (12/17/13)	-3.88%
1 Year	10.86

Class R Shares
Inception (12/17/13)	-3.39%
1 Year	12.47

Class Y Shares
Inception (12/17/13)	-2.91%
1 Year	13.04

Class R5 Shares
Inception (12/17/13)	-2.91%
1 Year	13.04

Class R6 Shares
Inception (12/17/13)	-2.95%
1 Year	12.90

charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

7                         Invesco Low Volatility Emerging Markets Fund

Invesco Low Volatility Emerging Markets Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There is no guarantee that the portfolio manager’s stock selection process will produce lower volatility than the broader markets in which the Fund invests. In addition, the Fund’s investment strategy to seek lower volatility may cause the Fund to underperform the broader markets in which the Fund invests during market rallies. Such underperformance could be significant during sudden or significant market rallies. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Low Volatility Emerging Markets Fund

whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco Low Volatility Emerging Markets Fund

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–99.02%
Brazil–12.43%
Ambev S.A.–ADR	90,800	$535,720
Braskem S.A.–Preference Shares–ADR	59,500	527,087
Companhia Energetica de Minas Gerais–ADR	216,638	654,247
Cosan S.A. Industria e Comercio	46,300	622,701
Equatorial Energia S.A.	7,400	132,035
Kroton Educacional S.A.	115,400	574,966
MRV Engenharia e Participacoes S.A.	166,100	643,320
Multiplus S.A.	43,400	588,594
Smiles S.A.	33,000	602,454
Transmissora Alianca de Energia Eletrica S.A.(a)	71,000	461,653
		5,342,777

Chile–4.90%
Aguas Andinas S.A.–Class A	710,716	469,317
Banco de Chile	2,329,881	281,365
Cencosud S.A.	183,058	605,322
Enersis Américas S.A.–ADR	45,319	392,916
Enersis Chile S.A.	3,530,159	357,301
		2,106,221

China–5.82%
China Communication Services Corp. Ltd.–Class H	592,000	351,897
Chongqing Rural Commercial Bank Co., Ltd.–Class H	925,000	554,610
Guangzhou Automobile Group Co. Ltd.–Class H	404,000	487,757
Jiangsu Expressway Co. Ltd.–Class H	134,000	182,458
Lao Feng Xiang Co., Ltd.–Class B	64,100	218,581
Longfor Properties Co. Ltd.	397,500	527,919
Yantai Changyu Pioneer Wine Co. Ltd.–Class B	64,900	178,624
		2,501,846

India–11.44%
Bharat Electronics Ltd.	29,172	581,115
Bharat Petroleum Corp. Ltd.	16,666	167,022
Hero MotoCorp Ltd.	10,719	538,053
Hindustan Petroleum Corp. Ltd.	100,722	704,737
ITC Ltd.	116,877	423,426
Marico Ltd.	147,087	612,752
NHPC Ltd.	660,346	264,514
Reliance Infrastructure Ltd.	70,072	568,718
Sun TV Network Ltd.	83,829	689,474
Vedanta Ltd.	120,856	366,568
		4,916,379

Indonesia–0.64%
PT AKR Corporindo Tbk	504,200	273,971

	Shares	Value
Malaysia–6.28%
AirAsia Bhd.	918,800	$606,765
Berjaya Sports Toto Bhd.	184,600	140,392
MISC Bhd.	260,900	467,748
PPB Group Bhd.	45,300	174,094
Public Bank Bhd.	124,300	588,532
Telekom Malaysia Bhd.	116,900	182,268
Tenaga Nasional Bhd.	158,400	541,532
		2,701,331

Mexico–8.53%
Alpek S.A.B. de C.V.	290,100	431,878
Arca Continental S.A.B. de C.V.	48,600	302,006
Coca-Cola Femsa, S.A.B. de C.V.–Series L	60,300	452,741
Gentera S.A.B. de C.V.	308,200	607,851
Gruma, S.A.B. de C.V.–Class B	15,260	212,114
Industrias Bachoco, S.A.B. de C.V.–Series B	67,900	300,019
Industrias CH, S.A.B. de C.V.–Series B(b)	30,500	144,092
Megacable Holdings S.A.B. de C.V.–Series CPO(c)	68,400	250,337
Nemak, S.A.B. de C.V.–REGS(d)	455,900	474,661
Wal-Mart de México, S.A.B. de C.V.–Series V	232,700	492,185
		3,667,884

Philippines–1.20%
Aboitiz Equity Ventures Inc.	242,980	391,175
Cebu Air, Inc.	58,320	126,390
		517,565

Poland–1.69%
Powszechny Zaklad Ubezpieczen S.A.	59,792	415,176
Tauron Polska Energia S.A.(b)	462,192	312,212
		727,388

Qatar–0.42%
Qatar Islamic Bank (S.A.Q)	6,376	179,297

Russia–8.50%
ALROSA PJSC(b)	461,463	644,801
Gazprom PAO–ADR	141,604	610,692
Inter RAO UES PJSC	11,718,756	628,371
LUKOIL PJSC–ADR	12,774	624,788
Magnitogorsk Iron & Steel Works OJSC	1,205,923	605,927
Rostelecom PJSC	231,480	288,437
Sistema PJSFC–REGS–GDR(d)	33,467	249,999
		3,653,015

South Africa–10.18%
Barclays Africa Group Ltd.	56,264	652,484
Bidvest Group Ltd. (The)	23,931	297,136
KAP Industrial Holdings Ltd.	390,114	224,237
Kumba Iron Ore Ltd.(b)	35,258	357,418
Liberty Holdings Ltd.	67,815	583,190

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Low Volatility Emerging Markets Fund

	Shares	Value
South Africa–(continued)
Life Healthcare Group Holdings Ltd.	87,260	$232,987
Nedbank Group Ltd.	36,913	603,672
Reunert Ltd.	54,452	249,180
Sappi Ltd.(b)	116,074	645,669
Sibanye Gold Ltd.	117,888	326,303
Super Group Ltd.(b)	68,235	201,420
		4,373,696

South Korea–10.62%
Hankook Tire Co. Ltd.	11,838	571,317
HITEJINRO Co., Ltd.	25,055	481,922
Hyundai Development Co.	13,904	587,892
Kangwon Land Inc.	16,349	542,453
KT&G Corp.	6,029	594,512
Lotte Chemical Corp.	315	79,268
Samsung Electronics Co., Ltd.	433	617,738
Woori Bank	66,654	727,304
Yuhan Corp.	1,976	362,799
		4,565,205

Taiwan–6.44%
China Airlines Ltd.	1,048,000	316,820
Chunghwa Telecom Co., Ltd.	150,000	513,818
Lite-On Technology Corp.	381,896	548,211
Powertech Technology Inc.	223,000	636,699
St. Shine Optical Co., Ltd.	24,000	504,230

	Shares	Value
Taiwan–(continued)
Wan Hai Lines Ltd.	501,000	$246,620
		2,766,398

Thailand–6.57%
Airports of Thailand PCL	51,700	562,310
Intouch Holdings PCL–Class F	95,700	144,793
IRPC PCL	3,948,300	538,763
Krung Thai Bank PCL	1,137,000	557,490
Thai Oil PCL	317,800	635,056
Thai Union Group PCL	451,300	279,566
Thai Vegetable Oil PCL	108,500	103,761
		2,821,739

Turkey–1.24%
TAV Havalimanlari Holding A.S.	96,990	396,388
Turk Traktor ve Ziraat Makineleri A.S.	5,322	137,758
		534,146

United Arab Emirates–2.12%
Aldar Properties PJSC	863,303	619,827
DAMAC Properties Dubai Co. PJSC	485,413	290,337
		910,164
TOTAL INVESTMENTS–99.02% (Cost $37,244,734)		42,559,022
OTHER ASSETS LESS LIABILITIES–0.98%		421,431
NET ASSETS–100.00%		$42,980,453

Investment Abbreviations:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Each unit represents two preferred shares and one common share.
(b)	Non-income producing security.
(c)	Each CPO represents two Series A Shares.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $724,660, which represented 1.69% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Low Volatility Emerging Markets Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Total investments, at value (Cost $37,244,734)	$42,559,022
Foreign currencies, at value (Cost $682,415)	677,635
Receivable for:
Deposits with brokers — futures	12,000
Variation margin — futures	1,380
Fund shares sold	21,012
Dividends	38,814
Investment for trustee deferred compensation and retirement plans	6,116
Other assets	43,829
Total assets	43,359,808

Liabilities:
Payable for:
Fund shares reacquired	17,891
Amount due custodian	51,777
Accrued foreign taxes	219,822
Accrued fees to affiliates	12,033
Accrued trustees’ and officers’ fees and benefits	1,518
Accrued other operating expenses	70,198
Trustee deferred compensation and retirement plans	6,116
Total liabilities	379,355
Net assets applicable to shares outstanding	$42,980,453

Net assets consist of:
Shares of beneficial interest	$35,536,778
Undistributed net investment income	615,905
Undistributed net realized gain	1,517,090
Net unrealized appreciation	5,310,680
$42,980,453

Net Assets:
Class A	$3,616,766
Class C	$249,861
Class R	$26,092
Class Y	$1,987,469
Class R5	$129,892
Class R6	$36,970,373

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	418,635
Class C	29,210
Class R	3,028
Class Y	229,525
Class R5	15,001
Class R6	4,273,091
Class A:
Net asset value per share	$8.64
Maximum offering price per share
(Net asset value of $8.64 ÷ 94.50%)	$9.14
Class C:
Net asset value and offering price per share	$8.55
Class R:
Net asset value and offering price per share	$8.62
Class Y:
Net asset value and offering price per share	$8.66
Class R5
Net asset value and offering price per share	$8.66
Class R6:
Net asset value and offering price per share	$8.65

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Low Volatility Emerging Markets Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $111,690)	$1,166,101
Dividends from affiliated money market funds	4,052
Total investment income	1,170,153

Expenses:
Advisory fees	288,338
Administrative services fees	50,000
Custodian fees	58,706
Distribution fees:
Class A	6,030
Class C	1,553
Class R	116
Transfer agent fees — A,C,R and Y	6,032
Transfer agent fees — R5	1
Transfer agent fees — R6	115
Trustees’ and officers’ fees and benefits	19,029
Registration and filing fees	63,080
Reports to shareholders	10,752
Professional services fees	58,264
Other	27,267
Total expenses	589,283
Less: Fees waived and expenses reimbursed	(129,679)
Net expenses	459,604
Net investment income	710,549

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,571,759
Foreign currencies	(15,684)
Futures contracts	239,023
1,795,098
Change in net unrealized appreciation (depreciation) of:
Investment securities	5,708,769
Foreign currencies	(3,008)
Futures contracts	(4,852)
5,700,909
Net realized and unrealized gain	7,496,007
Net increase in net assets resulting from operations	$8,206,556

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Low Volatility Emerging Markets Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$710,549	$59,589
Net realized gain (loss)	1,795,098	(375,081)
Change in net unrealized appreciation (depreciation)	5,700,909	(382,554)
Net increase (decrease) in net assets resulting from operations	8,206,556	(698,046)

Distributions to shareholders from net investment income:
Class A	(15,051)	(57,658)
Class C	(69)	(2,197)
Class R	(137)	(796)
Class Y	(14,541)	(50,753)
Class R5	(1,322)	(17,161)
Class R6	(1,322)	(5,585)
Total distributions from net investment income	(32,442)	(134,150)

Distributions to shareholders from net realized gains:
Class A	—	(20,025)
Class C	—	(848)
Class R	—	(287)
Class Y	—	(16,495)
Class R5	—	(5,577)
Class R6	—	(1,815)
Total distributions from net realized gains	—	(45,047)

Share transactions–net:
Class A	1,857,102	286,843
Class C	189,226	5,332
Class R	1,464	14,205
Class Y	556,260	212,647
Class R5	—	(285,563)
Class R6	29,026,790	—
Net increase in net assets resulting from share transactions	31,630,842	233,464
Net increase (decrease) in net assets	39,804,956	(643,779)

Net assets:
Beginning of year	3,175,497	3,819,276
End of year (includes undistributed net investment income of $615,905 and $14,573, respectively)	$42,980,453	$3,175,497

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Low Volatility Emerging Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

14                         Invesco Low Volatility Emerging Markets Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

15                         Invesco Low Volatility Emerging Markets Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the

16                         Invesco Low Volatility Emerging Markets Fund

Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.72%, 2.47%, 1.97%, 1.47%, 1.47% and 1.47%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $123,531 and reimbursed class level expenses of $3,654, $235, $35, $2,108, $1 and $115 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund,

17                         Invesco Low Volatility Emerging Markets Fund

subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $1,477 in front-end sales commissions from the sale of Class A shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2016, there were transfers from Level 1 to Level 2 of $2,464,072 and from Level 2 to Level 1 of $3,667,431, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Brazil	$5,342,777	$—	$—	$5,342,777
Chile	862,233	1,243,988	—	2,106,221
China	1,835,464	666,382	—	2,501,846
India	3,911,838	1,004,541	—	4,916,379
Indonesia	—	273,971	—	273,971
Malaysia	2,701,331	—	—	2,701,331
Mexico	3,667,884	—	—	3,667,884
Philippines	517,565	—	—	517,565
Poland	727,388	—	—	727,388
Qatar	179,297	—	—	179,297
Russia	249,999	3,403,016	—	3,653,015
South Africa	4,047,393	326,303	—	4,373,696
South Korea	1,958,490	2,606,715	—	4,565,205
Taiwan	1,689,140	1,077,258	—	2,766,398
Thailand	2,264,249	557,490	—	2,821,739
Turkey	—	534,146	—	534,146
United Arab Emirates	—	910,164	—	910,164
	$29,955,048	$12,603,974	$—	$42,559,022
Futures Contracts*	1,218	—	—	1,218
Total Investments	$29,956,266	$12,603,974	$—	$42,560,240

*	Unrealized appreciation.

18                         Invesco Low Volatility Emerging Markets Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2016:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$1,218
Derivatives not subject to master netting agreement	(1,218)
Total Derivative Assets subject to master netting agreements	$—

(a)	Includes cumulative appreciation on futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$239,023
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(4,852)
Total	$234,171

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$682,697

Open Futures Contracts — Equity Risk(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
MSCI Emerging Markets Mini Index	Long	6	December-2016	$271,050	$1,218

(a)	Futures contracts collateralized by $12,000 cash held with Merrill Lynch, the futures commission merchant.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

19                         Invesco Low Volatility Emerging Markets Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$32,442	$174,171
Long-term capital gain	—	5,026
Total distributions	$32,442	$179,197

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$2,169,043
Net unrealized appreciation — investments	5,285,379
Net unrealized appreciation (depreciation) — other investments	(4,827)
Temporary book/tax differences	(5,920)
Shares of beneficial interest	35,536,778
Total net assets	$42,980,453

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2016.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $50,648,425 and $18,673,762, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$6,738,570
Aggregate unrealized (depreciation) of investment securities	(1,453,191)
Net unrealized appreciation of investment securities	$5,285,379

Cost of investments for tax purposes is $37,273,643.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign capital gains taxes and foreign currency transactions, on October 31, 2016, undistributed net investment income was decreased by $76,775, undistributed net realized gain was increased by $76,000 and shares of beneficial interest was increased by $775. This reclassification had no effect on the net assets of the Fund.

20                         Invesco Low Volatility Emerging Markets Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	275,849	$2,238,184	145,238	$1,412,907
Class C	30,165	236,911	6,179	59,078
Class R	2,519	20,393	1,391	13,595
Class Y	75,991	652,971	113,987	1,037,476
Class R6(b)	5,111,134	36,140,706	—	—

Issued as reinvestment of dividends:
Class A	561	3,960	1,508	13,720
Class C	8	55	288	2,611
Class R	13	89	67	610
Class Y	387	2,735	126	1,146
Class R5	—	—	1,686	15,338

Reacquired:
Class A	(47,244)	(385,042)	(122,441)	(1,139,784)
Class C	(6,119)	(47,740)	(6,888)	(56,357)
Class R	(2,323)	(19,018)	—	—
Class Y	(11,902)	(99,446)	(85,388)	(825,975)
Class R5	—	—	(32,778)	(300,901)
Class R6	(853,044)	(7,113,916)	—	—
Net increase in share activity	4,575,995	$31,630,842	22,975	$233,464

(a)	92% of the outstanding shares of the Fund are owned by the Adviser.
(b)	On February 18, 2016, 4,986,532 Class R6 shares valued at $35,254,781 were sold to affiliated mutual funds.

21                         Invesco Low Volatility Emerging Markets Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/16	$8.08	$0.17	$0.46	$0.63	$(0.07)	$—	$(0.07)	$8.64	7.98%	$3,617	1.72	%(e)	2.27	%(e)	2.08	%(e)	63%
Year ended 10/31/15	10.32	0.14	(1.91)	(1.77)	(0.35)	(0.12)	(0.47)	8.08	(17.67)	1,531	1.72		7.99		1.52		105
Year ended 10/31/14(d)	10.00	0.15	0.17	0.32	—	—	—	10.32	3.20	1,705	1.71	(f)	10.36	(f)	1.69	(f)	38
Class C
Year ended 10/31/16	8.00	0.11	0.45	0.56	(0.01)	—	(0.01)	8.55	7.08	250	2.47	(e)	3.02	(e)	1.33	(e)	63
Year ended 10/31/15	10.26	0.07	(1.90)	(1.83)	(0.31)	(0.12)	(0.43)	8.00	(18.29)	41	2.47		8.74		0.77		105
Year ended 10/31/14(d)	10.00	0.09	0.17	0.26	—	—	—	10.26	2.60	57	2.46	(f)	11.11	(f)	0.94	(f)	38
Class R
Year ended 10/31/16	8.06	0.15	0.46	0.61	(0.05)	—	(0.05)	8.62	7.68	26	1.97	(e)	2.52	(e)	1.83	(e)	63
Year ended 10/31/15	10.30	0.12	(1.90)	(1.78)	(0.34)	(0.12)	(0.46)	8.06	(17.81)	23	1.97		8.24		1.27		105
Year ended 10/31/14(d)	10.00	0.13	0.17	0.30	—	—	—	10.30	3.00	14	1.96	(f)	10.61	(f)	1.44	(f)	38
Class Y
Year ended 10/31/16	8.10	0.19	0.46	0.65	(0.09)	—	(0.09)	8.66	8.25	1,987	1.47	(e)	2.02	(e)	2.33	(e)	63
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	1,337	1.47		7.74		1.77		105
Year ended 10/31/14(d)	10.00	0.18	0.17	0.35	—	—	—	10.35	3.50	1,411	1.46	(f)	10.11	(f)	1.94	(f)	38
Class R5
Year ended 10/31/16	8.10	0.18	0.47	0.65	(0.09)	—	(0.09)	8.66	8.25	130	1.47	(e)	1.87	(e)	2.33	(e)	63
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	122	1.47		7.64		1.77		105
Year ended 10/31/14(d)	10.00	0.18	0.17	0.35	—	—	—	10.35	3.50	477	1.46	(f)	10.06	(f)	1.94	(f)	38
Class R6
Year ended 10/31/16	8.10	0.19	0.45	0.64	(0.09)	—	(0.09)	8.65	8.12	36,970	1.47	(e)	1.87	(e)	2.33	(e)	63
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	122	1.47		7.64		1.77		105
Year ended 10/31/14(d)	10.00	0.18	0.17	0.35	—	—	—	10.35	3.50	155	1.46	(f)	10.06	(f)	1.94	(f)	38

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of December 17, 2013.
(e)	Ratios are based on average daily net assets (000’s omitted) of $2,412, $155, $23, $1,391, $119 and $26,738 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Annualized

NOTE 12—Subsequent Event

Effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in Note 2) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively, of the Fund’s average daily net assets.

22                         Invesco Low Volatility Emerging Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the

Invesco Low Volatility Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Low Volatility Emerging Markets Fund (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 17, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

23                         Invesco Low Volatility Emerging Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (10/31/16)	Expenses Paid During Period[2,4]
A	$1,000.00	$1,056.20	$8.89	$1,016.49	$8.72	1.72%
C	1,000.00	1,051.70	12.74	1,012.72	12.50	2.47
R	1,000.00	1,055.10	10.18	1,015.23	9.98	1.97
Y	1,000.00	1,058.70	7.61	1,017.75	7.46	1.47
R5	1,000.00	1,058.70	7.61	1,017.75	7.46	1.47
R6	1,000.00	1,057.50	7.60	1,017.75	7.46	1.47

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective January 1, 2017, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08% of average daily net assets, respectively. The annualized ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $6.87, $10.73, $8.16, $5.59, $5.59 and $5.59 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $6.75, $10.53, $8.01, $5.48, $5.48 and $5.48 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

24                         Invesco Low Volatility Emerging Markets Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Low Volatility Emerging Markets Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Deutschland GmbH currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one and two calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Markets Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one and two year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and two year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual

25                         Invesco Low Volatility Emerging Markets Fund

management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2017 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

26                         Invesco Low Volatility Emerging Markets Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	72.64%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27                         Invesco Low Volatility Emerging Markets Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Low Volatility Emerging Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Low Volatility Emerging Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Low Volatility Emerging Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Low Volatility Emerging Markets Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s
Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	LVEM-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Macro Allocation Strategy Fund Effective July 27, 2016, Invesco Global Markets Strategy Fund was renamed Invesco Macro Allocation Strategy Fund.
Nasdaq:
A: GMSDX ∎ C: GMSEX ∎ R: GMSJX ∎ Y: GMSHX ∎ R5: GMSKX ∎ R6: GMSLX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Macro Allocation Strategy Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Macro Allocation Strategy Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Macro Allocation Strategy Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Barclays 3-Month Treasury Bellwether Index, the Fund’s broad market/style-specific benchmark.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.44%
Class C Shares	7.52
Class R Shares	8.19
Class Y Shares	8.73
Class R5 Shares	8.61
Class R6 Shares	8.62
Bloomberg Barclays 3-Month Treasury Bellwether Index▼ (Broad Market/Style-Specific Index)	0.32
Lipper Absolute Return Funds Index∎ (Peer Group Index)	0.28
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

Effective July 27, 2016, Invesco Global Markets Strategy Fund was renamed Invesco Macro Allocation Strategy Fund. The name change is intended to be more representative of the Fund’s investment strategy and the underlying assets in which it invests.

    During the fiscal year ended October 31, 2016, each of the asset classes in which the Fund invests provided positive contributions to Fund performance, and the Fund at NAV ended the reporting period in strong positive territory. The Fund invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic portion of the investment process involves first selecting representative assets for each of the three asset classes (equities, fixed income and commodities) from a universe of more than 50 investments. Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from our equity, fixed income and commodity allocations. Tactical adjustments to the Fund’s portfolio are then made on a monthly basis to try and take advantage of short-term market dynamics. The strategic element benefited Fund performance for the fiscal year.

    Exposure to commodities, obtained through the use of swaps and futures, led returns for the Fund for the fiscal year as gains in agriculture, precious metals and energy outweighed losses in industrial metals. Agriculture was the Fund’s leading performer during the fiscal year due to gains in sugar, soybeans, soymeal, cotton and coffee. Generally speaking, supply shortages due to inclement weather and reduced plantings was the primary catalyst for higher prices. For the reporting period, tactical underweight exposure to the agriculture complex detracted from Fund performance. Precious metals exposure was also favorable as gains in silver outpaced gold. Precious metals prices benefited from a combination of volatility in equity prices in the reporting period as well as the inability of central banks to implement interest rate increases. Tactical exposure to precious metals detracted from Fund performance. Energy prices struggled with high levels of oversupply for much of the reporting period, leading to marked volatility in crude oil and distillates. The Fund’s ability to tactically adjust exposures helped to offset weak performance across the energy complex; the Fund had underweight exposure to energy for most of the fiscal year. The result was a gain from the combined exposure to energy. Industrial metals prices detracted from Fund results as copper prices declined more than aluminum prices rose. Tactical industrial metals exposure detracted from Fund results due to underweight exposure to aluminum.

    The Fund’s exposure to global government bonds, obtained through the use of swaps and futures, benefited Fund performance for the reporting period, as a combination of equity market volatility early in the reporting period, concerns over the fallout of the Brexit vote (the UK referendum on whether to remain a part of, or leave, the European Union) in early summer and generally tepid economic data throughout the reporting period created demand for perceived safe haven assets.1 Within the government bond asset class, UK gilts were the top performers on Brexit fears and the resulting accommodative policy response from central banks. German bunds also benefited from these events, although these events also drove their yields into negative territory. The price of Canadian government bonds rallied as the Canadian central bank cut interest rates twice to combat the economic slowdown complicated by weak energy prices. US Treasury prices rallied on market volatility early in the reporting period and “flight to safety” demand in the wake of Brexit, but they surrendered some of those gains late in the reporting period on the incessant jawboning from the US Federal Reserve on the likelihood of a rate increase. Despite engaging in a policy of negative interest rates, Japanese government bonds also posted modest gains for the reporting period. Tactical positioning in government bonds bolstered Fund results due to general overweight exposure to the asset class for the fiscal year.

    Performance across developed equity markets was bifurcated though it contributed to Fund results. Perhaps surprisingly, given the angst leading up to and after

Target Risk Allocation and Notional Asset Weights as of 10/31/16
By asset class

Asset Class	Target Risk Allocation*	Notional Asset Weights**

Equities	70.01%	54.19%
Fixed Income	-1.19	11.49
Commodities	31.18	28.55
Total	100.00	94.23
*	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
**	Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

Total Net Assets	$51.7 million

4                         Invesco Macro Allocation Strategy Fund

the Brexit vote, UK equities led results in the asset class; US small caps and large caps and Hong Kong equities made lesser contributions to Fund performance. European and Japanese equities detracted from Fund performance as a combination of weak economic data and concerns over whether the exceptionally accommodative policy response from the European Central Bank and the Bank of Japan was having any of the intended effects on growth and inflation pressured share prices. Tactical exposure to equities, obtained through the use of swaps and futures, helped boost the Fund’s return owing to a combination of underweight exposure during the volatility of the first quarter of 2016 and general overweight exposure when equities recovered in subsequent quarters.

    Please note that our strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in the Invesco Macro Allocation Strategy Fund.

1	So-called “safe haven” assets do not imply risk-free investing.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Macro Allocation Strategy Fund.
He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Allocation Strategy Fund.
He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Allocation Strategy Fund.
He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Allocation Strategy Fund.
He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Allocation Strategy Fund.
He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Assisted by the Invesco Global Asset Allocation Team

5                         Invesco Macro Allocation Strategy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 9/26/12

1	Source: Lipper Inc.
2	Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Macro Allocation Strategy Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception	2.24%
1 Year	2.51

Class C Shares
Inception	2.89%
1 Year	6.52

Class R Shares
Inception	3.45%
1 Year	8.19

Class Y Shares
Inception (9/26/12)	3.95%
1 Year	8.73

Class R5 Shares
Inception	3.95%
1 Year	8.61

Class R6 Shares
Inception	3.92%
1 Year	8.62

On August 28, 2013, Class H1 shares converted to Class Y shares.

Class A shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

Class C shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

Class R shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

Class R5 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

Class R6 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception	2.51%
1 Year	4.43

Class C Shares
Inception	3.20%
1 Year	8.60

Class R Shares
Inception	3.75%
1 Year	10.16

Class Y Shares
Inception (9/26/12)	4.26%
1 Year	10.82

Class R5 Shares
Inception	4.26%
1 Year	10.81

Class R6 Shares
Inception	4.24%
1 Year	10.71

the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.66%, 2.41%, 1.91%, 1.41%, 1.41% and 1.41%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.14%, 2.89%, 2.39%, 1.89%, 1.76% and 1.76%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

7                         Invesco Macro Allocation Strategy Fund

Invesco Macro Allocation Strategy Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.
∎	Commodity risk. The Fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/ or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments or supply and demand disruptions. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

∎	Correlation risk. Because the Fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, across different countries and investments, to the extent either the asset classes or the selected countries and investments become correlated in a way not anticipated by the Adviser, the Fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Macro Allocation Strategy Fund

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.
∎	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. The Fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on the Fund’s right to redeem its investment, which is meant to be held until maturity.

∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative

9                         Invesco Macro Allocation Strategy Fund

values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in the prospectus and the SAI, and could negatively affect the Fund and its shareholders.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Volatility risk. Although the Fund’s investment strategy targets a specific volatility level, certain of the Fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

∎	The Bloomberg Barclays 3-Month Treasury Bellwether Index measures the performance of Treasury bills with maturities of less than three months.
∎	The Lipper Absolute Return Funds Index is an unmanaged index considered representative of absolute return funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10                         Invesco Macro Allocation Strategy Fund

Consolidated Schedule of Investments

October 31, 2016

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–50.72%
U.S. Treasury Bills–26.71%(a)
U.S. Treasury Bills(b)	0.34%	01/05/2017	$3,000,000	$2,998,591
U.S. Treasury Bills(c)	0.40%	01/26/2017	770,000	769,448
U.S. Treasury Bills(b)	0.40%	01/26/2017	3,640,000	3,637,391
U.S. Treasury Bills	0.47%	06/22/2017	2,430,000	2,422,056
U.S. Treasury Bills(c)	0.57%	08/17/2017	560,000	557,482
U.S. Treasury Bills	0.57%	08/17/2017	3,440,000	3,424,532
				13,809,500

U.S. Treasury Notes–24.01%(d)
U.S. Treasury Floating Rate Notes(b)(c)	0.61%	01/31/2018	910,000	912,277
U.S. Treasury Floating Rate Notes(b)	0.61%	01/31/2018	5,500,000	5,513,761
U.S. Treasury Floating Rate Notes(c)	0.53%	04/30/2018	695,000	695,890
U.S. Treasury Floating Rate Notes	0.53%	04/30/2018	2,380,000	2,383,046
U.S. Treasury Floating Rate Notes(c)	0.51%	07/31/2018	410,000	410,173
U.S. Treasury Floating Rate Notes	0.51%	07/31/2018	2,500,000	2,501,056
				12,416,203
Total U.S. Treasury Securities (Cost $26,203,433)				26,225,703

			Shares

Money Market Funds–49.76%
Government & Agency Portfolio–Institutional Class, 0.29%(e)			10,841,710	10,841,710
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 0.62%(e)			7,662,165	7,662,165
Treasury Portfolio–Institutional Class, 0.22%(e)			7,227,807	7,227,807
Total Money Market Funds (Cost $25,731,682)				25,731,682
TOTAL INVESTMENTS–100.48% (Cost $51,935,115)				51,957,385
OTHER ASSETS LESS LIABILITIES–(0.48)%				(247,837)
NET ASSETS–100.00%				$51,709,548

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude(c)	Long	13	May-2017	$662,220	$(27,075)
Cocoa(c)	Long	14	March-2017	370,020	(443)
Coffee(c)	Long	29	December-2016	1,785,131	235,861
Corn(c)	Long	7	December-2016	124,163	3,128
Cotton No.2(c)	Long	21	December-2016	723,030	5,702
Gas Oil(c)	Long	6	December-2016	264,750	(7,601)
Gasoline Reformulated Blendstock Oxygenate Blending(c)	Long	9	December-2016	536,571	(27,525)
Heating Oil(c)	Long	13	April-2017	843,734	(24,592)
Lean Hogs(c)	Short	49	December-2016	(939,820)	59,382
Silver(c)	Long	16	December-2016	1,423,680	(89,785)
Soybean Oil(c)	Long	37	May-2017	792,318	28,575
Soybeans(c)	Long	6	July-2017	308,550	14,454
Wheat(c)	Short	15	December-2016	(312,187)	49,163
WTI Crude(c)	Long	12	April-2017	589,560	(25,976)
Subtotal — Commodity Risk					$193,268

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Macro Allocation Strategy Fund

Open Futures Contracts–(continued)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50 Index	Long	159	December-2016	$5,328,775	$111,092
E-Mini S&P 500 Index	Long	48	December-2016	5,088,240	(72,687)
FTSE 100 Index	Long	61	December-2016	5,172,623	223,075
Hang Seng Index	Long	36	November-2016	5,316,133	(123,074)
Russell 2000 Index Mini	Long	32	December-2016	3,812,160	(125,322)
Tokyo Stock Price Index	Long	29	December-2016	3,857,817	184,834
Subtotal — Equity Risk					197,918
Australia 10 Year Bonds	Long	11	December-2016	1,109,672	(17,041)
Canada 10 Year Bonds	Long	25	December-2016	2,695,620	(26,610)
Long Gilt	Long	6	December-2016	920,346	(24,317)
U.S. Treasury Long Bonds	Long	7	December-2016	1,139,031	(41,587)
Subtotal — Interest Rate Risk					(109,555)
Total Futures Contracts					$281,631

Open Over-The-Counter Total Return Swap Agreements
Counterparty	Pay/ Receive	Reference Entity	Fixed Rate	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC(c)	Receive	Barclays Commodity Strategy 1452 Excess Return Index (Copper)	0.33%	2,500	October-2017	$949,971	$43,330
Barclays Bank PLC(c)	Receive	Barclays Commodity Strategy 1606 Index (Sugar)	0.41	2,590	October-2017	1,022,335	(51,320)
Barclays Bank PLC(c)	Receive	Barclays Live Cattle Roll Yield Excess Return Index	0.47	2,100	February-2017	225,497	6,363
Canadian Imperial Bank of Commerce(c)	Receive	CIBC Silver Index	0.11	1,290	February-2017	132,051	2,164
Goldman Sachs International(c)	Receive	Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index	0.45	5,200	October-2017	192,293	4,977
Goldman Sachs International(c)	Receive	Enhanced Strategy AB44 on the S&P GSCI Corn Excess Return Index	0.30	8,900	May-2017	247,286	10,918
Goldman Sachs International(c)	Receive	Enhanced Strategy A141 on the S&P GSCI Sugar Excess Return Index	0.37	2,750	March-2017	902,687	(71,306)
JPMorgan Chase Bank, N.A.(c)	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	3,050	April-2017	645,347	(33,290)
JPMorgan Chase Bank, N.A.(c)	Receive	S&P GSCI Gold Index Excess Return	0.09	5,680	October-2017	594,381	4,421
Merrill Lynch International(c)	Receive	Merrill Lynch Gold Excess Return Index	0.14	5,780	June-2017	987,978	0
Merrill Lynch International(c)	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	14,100	August-2017	657,153	0
Morgan Stanley & Capital Services LLC(c)	Receive	MS Soybean Oil Dynamic Roll Index	0.30	1,040	April-2017	170,581	(1,882)
Morgan Stanley & Capital Services LLC(c)	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.38	12,920	October-2017	1,183,368	53,271
Total Swap Agreements — Commodity Risk							$(32,354)

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(c)	The investment is owned by the Subsidiary. See Note 5.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2016.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Macro Allocation Strategy Fund

Consolidated Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $26,203,433)	$26,225,703
Investments in affiliated money market funds, at value and cost	25,731,682
Total investments, at value (Cost $51,935,115)	51,957,385
Receivable for:
Deposits with brokers — swap agreements	220,000
Fund shares sold	30,099
Dividends and interest	6,227
Fund expenses absorbed	5,553
Swaps receivables — OTC	24,027
Investment for trustee deferred compensation and retirement plans	13,720
Unrealized appreciation on swap agreements — OTC	125,444
Other assets	49,884
Total assets	52,432,339

Liabilities:
Payable for:
Fund shares reacquired	227,238
Swaps payable — OTC	34,217
Variation margin — futures	198,097
Accrued fees to affiliates	19,023
Accrued trustees’ and officers’ fees and benefits	1,888
Accrued other operating expenses	69,792
Trustee deferred compensation and retirement plans	14,738
Unrealized depreciation on swap agreements — OTC	157,798
Total liabilities	722,791
Net assets applicable to shares outstanding	$51,709,548

Net assets consist of:
Shares of beneficial interest	$48,079,426
Undistributed net investment income (loss)	6,320,075
Undistributed net realized gain	(2,961,500)
Net unrealized appreciation	271,547
$51,709,548

Net Assets:
Class A	$5,865,115
Class C	$7,539,766
Class R	$41,598
Class Y	$38,019,184
Class R5	$9,801
Class R6	$234,084

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	571,830
Class C	738,971
Class R	4,057
Class Y	3,693,488
Class R5	952
Class R6	22,758
Class A:
Net asset value per share	$10.26
Maximum offering price per share
(Net asset value of $10.26 ÷ 94.50%)	$10.86
Class C:
Net asset value and offering price per share	$10.20
Class R:
Net asset value and offering price per share	$10.25
Class Y:
Net asset value and offering price per share	$10.29
Class R5:
Net asset value and offering price per share	$10.30
Class R6:
Net asset value and offering price per share	$10.29

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Macro Allocation Strategy Fund

Consolidated Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends from affiliated money market funds	$121,312
Interest	140,202
Total investment income	261,514

Expenses:
Advisory fees	1,221,786
Administrative services fees	50,000
Custodian fees	8,385
Distribution fees:
Class A	15,182
Class C	81,966
Class R	171
Transfer agent fees – A, C, R, and Y	55,178
Transfer agent fees – R6	204
Trustees’ and officers’ fees and benefits	20,820
Registration and filing fees	76,443
Reports to shareholders	23,062
Professional services fees	69,142
Other	20,178
Total expenses	1,642,517
Less: Fees waived and expenses reimbursed	(425,628)
Net expenses	1,216,889
Net investment income (loss)	(955,375)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	13,672
Foreign currencies	18,023
Futures contracts	9,727,647
Swap agreements	1,465,170
11,224,512
Change in net unrealized appreciation (depreciation) of:
Investment securities	14,960
Futures contracts	(3,023,955)
Swap agreements	(196,194)
(3,205,189)
Net realized and unrealized gain	8,019,323
Net increase in net assets resulting from operations	$7,063,948

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Macro Allocation Strategy Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income (loss)	$(955,375)	$(2,691,678)
Net realized gain	11,224,512	1,085,067
Change in net unrealized appreciation (depreciation)	(3,205,189)	961,724
Net increase (decrease) in net assets resulting from operations	7,063,948	(644,887)

Distributions to shareholders from net investment income:
Class A	(166,666)	(101,201)
Class C	(98,610)	(82,010)
Class R	(476)	(320)
Class Y	(1,082,051)	(696,170)
Class R5	(236)	(175)
Class R6	(2,605,719)	(2,023,415)
Total distributions from net investment income	(3,953,758)	(2,903,291)

Distributions to shareholders from net realized gains:
Class A	—	(119,584)
Class C	—	(196,803)
Class R	—	(455)
Class Y	—	(705,619)
Class R5	—	(178)
Class R6	—	(2,050,877)
Total distributions from net realized gains	—	(3,073,516)

Share transactions–net:
Class A	(1,863,678)	698,619
Class C	(1,087,693)	(3,677,350)
Class R	15,171	854
Class Y	(11,607,532)	13,895,707
Class R6	(100,961,921)	(8,020,707)
Net increase (decrease) in net assets resulting from share transactions	(115,505,653)	2,897,123
Net increase (decrease) in net assets	(112,395,463)	(3,724,571)

Net assets:
Beginning of year	164,105,011	167,829,582
End of year (includes undistributed net investment income of $6,320,075 and $3,078,977, respectively)	$51,709,548	$164,105,011

Notes to Consolidated Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Macro Allocation Strategy Fund (the “Fund”), formerly Invesco Global Markets Strategy Fund, is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances

15                         Invesco Macro Allocation Strategy Fund

load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are

16                         Invesco Macro Allocation Strategy Fund

included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from

17                         Invesco Macro Allocation Strategy Fund

changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves,

18                         Invesco Macro Allocation Strategy Fund

to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

N.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

O.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.50%
Over $10 billion	1.25%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 1.50%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective March 1, 2016, the Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.65%, 2.40%, 1.90%, 1.40%, 1.40% and 1.40%, respectively, of average daily net assets (the “expense limits”). Prior to March 1, 2016, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.80%, 2.55%, 2.05%, 1.55%, 1.55% and 1.55%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $370,246 and reimbursed class level expenses of $6,620, $8,935, $37, $39,586 and $204 of Class A, Class C, Class R, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to

19                         Invesco Macro Allocation Strategy Fund

the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $1,510 in front-end sales commissions from the sale of Class A shares and $493 and $2,099 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
U.S. Treasury Securities	$—	$26,225,703	$—	$26,225,703
Money Market Funds	25,731,682	—	—	25,731,682
	25,731,682	26,225,703	—	51,957,385
Futures*	$281,631	$—	$—	$281,631
Swap Agreements*	—	(32,354)	—	(32,354)
Total Investments	$26,013,313	$26,193,349	$—	$52,206,662

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2016:

Derivative Assets	Value
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$396,265	$519,001	$—	$915,266
Unrealized appreciation on swap agreements — OTC	125,444	—	—	125,444
Total Derivative Assets	521,709	519,001	—	1,040,710
Derivatives not subject to master netting agreements	(396,265)	(519,001)	—	(915,266)
Total Derivative Assets subject to master netting agreements	$125,444	$—	$—	$125,444

20                         Invesco Macro Allocation Strategy Fund

Derivative Liabilities	Value
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(202,997)	$(321,083)	$(109,555)	$(633,635)
Unrealized depreciation on swap agreements — OTC	(157,798)	—	—	(157,798)
Total Derivative Liabilities	(360,795)	(321,083)	(109,555)	(791,433)
Derivatives not subject to master netting agreements	202,997	321,083	109,555	633,635
Total Derivative Liabilities subject to master netting agreements	$(157,798)	$—	$—	$(157,798)

(a)	Includes cumulative appreciation (depreciation) on futures contracts. Only current day’s variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral
	Swap	Swap	Net value of	(Received)/Pledged		Net
Counterparty	agreements	agreements	derivatives	Non-Cash	Cash	amount(a)
Subsidiary
Merrill Lynch International	$23,952	$(33,274)	$(9,322)	$—	$—	$(9,322)
Barclays Bank PLC	49,693	(51,583)	(1,890)	—	1,890	—
Canadian Imperial Bank of Commerce	2,164	(8)	2,156	—	—	2,156
Goldman Sachs International	15,934	(71,693)	(55,759)	—	55,759	—
JP Morgan Chase Bank, N.A.	4,457	(33,369)	(28,912)	—	28,912	—
Morgan Stanley Capital Services LLC	53,271	(2,088)	51,183	—	—	51,183
Total	$149,471	$(192,015)	$(42,544)	$—	$86,561	$44,017

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$6,687,203	$(1,779,516)	$4,819,960	$9,727,647
Swap agreements	1,465,170	—	—	1,465,170
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(1,008,733)	(1,607,174)	(408,048)	(3,023,955)
Swap agreements	(196,194)	—	—	(196,194)
Total	$6,947,446	$(3,386,690)	$4,411,912	$7,972,668

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$92,203,278	$8,296,564

NOTE 5—Subsidiary Information

The Fund’s Consolidated Schedule of Investments includes the holdings, including any investments in derivatives, of both the Fund and the Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the account balances of both the Fund and the Subsidiary and all interfund transactions have been eliminated.

The table below summarizes the financial information of the Subsidiary recognized in the consolidated financial statements referred to above.

Selected Financial Information	Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”)
Total assets	$11,386,837
Total liabilities	363,738
Net assets	11,023,099
Total investment income	62,526
Net investment income (loss)	(236,670)

21                         Invesco Macro Allocation Strategy Fund

Selected Financial Information	Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”)
Net realized gain from:
Investment securities	4,796
Futures contracts	6,687,203
Swap agreements	1,465,170
Change in net unrealized appreciation (depreciation) of:
Investment securities	2,528
Futures contracts	(1,008,733)
Swap agreements	(196,194)
Increase in net assets resulting from operations	$6,718,100

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$3,953,758	$3,868,308
Long-term capital gain	—	2,108,499
Total distributions	$3,953,758	$5,976,807

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$6,302,236
Net unrealized appreciation — investments	22,160
Net unrealized appreciation — other investments	18,110
Temporary book/tax differences	(14,516)
Capital loss carryforward	(2,697,868)
Shares of beneficial interest	48,079,426
Total net assets	$51,709,548

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

22                         Invesco Macro Allocation Strategy Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2016 which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$2,234,231	$463,637	$2,697,868

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $16,308,584 and $36,324,215, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$22,752
Aggregate unrealized (depreciation) of investment securities	(592)
Net unrealized appreciation of investment securities	$22,160

Cost of investments for tax purposes is $51,935,225.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of futures contracts, swap agreement income and distributions from subsidiary, on October 31, 2016, undistributed net investment income was increased by $8,150,231 and undistributed net realized gain was decreased by $8,150,231. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	129,199	$1,279,591	508,205	$5,092,092
Class C	315,795	3,058,442	268,392	2,710,112
Class R	1,530	14,874	698	7,143
Class Y	2,456,126	24,345,778	6,132,600	61,795,855
Class R6	373,114	3,591,990	1,322,303	13,256,829

Issued as reinvestment of dividends:
Class A	16,934	161,717	20,165	199,635
Class C	9,852	94,186	26,559	262,665
Class R	31	297	48	472
Class Y	82,229	786,117	122,360	1,213,811
Class R6	272,540	2,605,482	410,679	4,073,939

Reacquired:
Class A	(339,177)	(3,304,986)	(461,934)	(4,593,108)
Class C	(434,039)	(4,240,321)	(669,090)	(6,650,127)
Class R	—	—	(660)	(6,761)
Class Y	(3,749,930)	(36,739,427)	(4,995,636)	(49,113,959)
Class R6(b)	(10,975,099)	(107,159,393)	(2,525,433)	(25,351,475)
Net increase (decrease) in share activity	(11,840,895)	$(115,505,653)	159,256	$2,897,123

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in aggregate own 82% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	On February 18, 2016, 10,015,047 Class R6 shares valued at $97,847,008 were redeemed by affiliated mutual funds.

23                         Invesco Macro Allocation Strategy Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/16	$9.70	$(0.13)	$0.91	$0.78	$(0.22)	$—	$(0.22)	$10.26	8.21%	$5,865	1.63	%(d)	2.19	%(d)	(1.31	)%(d)	75%
Year ended 10/31/15	10.02	(0.16)	0.18	0.02	(0.15)	(0.19)	(0.34)	9.70	0.18	7,418	1.70	(e)	2.03	(e)	(1.64	)(e)	0
Year ended 10/31/14	10.78	(0.17)	0.09	(0.08)	—	(0.68)	(0.68)	10.02	(0.64)	6,996	1.73		2.06		(1.68)		0
Year ended 10/31/13(f)	10.52	(0.04)	0.30	0.26	—	—	—	10.78	2.47	607	1.99	(g)	2.04	(g)	(1.92	)(g)	0
Class C
Year ended 10/31/16	9.62	(0.20)	0.90	0.70	(0.12)	—	(0.12)	10.20	7.41	7,540	2.38	(d)	2.94	(d)	(2.06	)(d)	75
Year ended 10/31/15	9.94	(0.24)	0.18	(0.06)	(0.07)	(0.19)	(0.26)	9.62	(0.63)	8,155	2.45	(e)	2.78	(e)	(2.39	)(e)	0
Year ended 10/31/14	10.78	(0.24)	0.08	(0.16)	—	(0.68)	(0.68)	9.94	(1.42)	12,136	2.48		2.81		(2.43)		0
Year ended 10/31/13(f)	10.52	(0.05)	0.31	0.26	—	—	—	10.78	2.47	818	2.74	(g)	2.79	(g)	(2.67	)(g)	0
Class R
Year ended 10/31/16	9.69	(0.15)	0.90	0.75	(0.19)	—	(0.19)	10.25	7.86	42	1.88	(d)	2.44	(d)	(1.56	)(d)	75
Year ended 10/31/15	10.00	(0.19)	0.20	0.01	(0.13)	(0.19)	(0.32)	9.69	0.00	24	1.95	(e)	2.28	(e)	(1.89	)(e)	0
Year ended 10/31/14	10.78	(0.19)	0.09	(0.10)	—	(0.68)	(0.68)	10.00	(0.83)	24	1.98		2.31		(1.93)		0
Year ended 10/31/13(f)	10.52	(0.04)	0.30	0.26	—	—	—	10.78	2.47	10	2.24	(g)	2.29	(g)	(2.17	)(g)	0
Class Y
Year ended 10/31/16	9.73	(0.10)	0.91	0.81	(0.25)	—	(0.25)	10.29	8.51	38,019	1.38	(d)	1.94	(d)	(1.06	)(d)	75
Year ended 10/31/15	10.05	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.73	0.44	47,740	1.45	(e)	1.78	(e)	(1.39	)(e)	0
Year ended 10/31/14	10.79	(0.14)	0.08	(0.06)	—	(0.68)	(0.68)	10.05	(0.44)	36,645	1.48		1.81		(1.43)		0
Year ended 10/31/13	9.91	(0.19)	1.07	0.88	—	—	—	10.79	8.88	6,972	1.82		1.87		(1.75)		0
Year ended 10/31/12(f)	10.00	(0.02)	(0.07)	(0.09)	—	—	—	9.91	(0.90)	10,017	2.00	(g)	6.69	(g)	(1.87	)(g)	0
Class R5
Year ended 10/31/16	9.74	(0.10)	0.91	0.81	(0.25)	—	(0.25)	10.30	8.50	10	1.38	(d)	1.83	(d)	(1.06	)(d)	75
Year ended 10/31/15	10.06	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.74	0.44	9	1.45	(e)	1.65	(e)	(1.39	)(e)	0
Year ended 10/31/14	10.79	(0.14)	0.09	(0.05)	—	(0.68)	(0.68)	10.06	(0.34)	10	1.48		1.69		(1.43)		0
Year ended 10/31/13(f)	10.52	(0.03)	0.30	0.27	—	—	—	10.79	2.57	10	1.75	(g)	1.80	(g)	(1.68	)(g)	0
Class R6
Year ended 10/31/16	9.73	(0.10)	0.91	0.81	(0.25)	—	(0.25)	10.29	8.51	234	1.38	(d)	1.83	(d)	(1.06	)(d)	75
Year ended 10/31/15	10.05	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.73	0.44	100,759	1.45	(e)	1.65	(e)	(1.39	)(e)	0
Year ended 10/31/14	10.80	(0.14)	0.07	(0.07)	—	(0.68)	(0.68)	10.05	(0.53)	112,019	1.48		1.69		(1.43)		0
Year ended 10/31/13(f)	10.52	(0.03)	0.31	0.28	—	—	—	10.80	2.66	109,848	1.71	(g)	1.76	(g)	(1.64	)(g)	0

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $6,073, $8,197, $34, $36,316, $9 and $30,824 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying finds and are deducted from the value of the funds your Funds invests in. The effect of the estimated Underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.11%.
(f)	Commencement date of September 26, 2012 for Class Y shares and August 28, 2013 for Class A, Class C, Class R, Class R5 and Class R6 shares, respectively.
(g)	Annualized.

NOTE 13—Subsequent Event

Effective January 1, 2017, the Fund will pay an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	1.10%
Next $250 million	1.08%
Next $500 million	1.05%
Next $1.5 billion	1.03%
Next $2.5 billion	1.00%
Next $2.5 billion	0.98%
Next $2.5 billion	0.95%
Over $10 billion	0.93%

In addition, effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in Note 2) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of the Fund’s average daily net assets.

24                         Invesco Macro Allocation Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of the Invesco Macro Allocation Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the consolidated financial position of the Invesco Macro Allocation Strategy Fund and its subsidiary (formerly, Invesco Global Markets Strategy Fund, the “Fund”) as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period September 26, 2012 (commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

25                         Invesco Macro Allocation Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (10/31/16)	Expenses Paid During Period[2,4]
A	$1,000.00	$1,044.80	$7.92	$1,017.39	$7.81	1.54%
C	1,000.00	1,040.80	11.75	1,013.62	11.59	2.29
R	1,000.00	1,043.70	9.20	1,016.14	9.07	1.79
Y	1,000.00	1,046.70	6.64	1,018.65	6.55	1.29
R5	1,000.00	1,046.70	6.64	1,018.65	6.55	1.29
R6	1,000.00	1,046.80	6.64	1,018.65	6.55	1.29

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective January 1, 2017, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19%, and 1.19% of average daily net assets, respectively. The annualized ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.39%, 2.14%, 1.64%, 1.14%, 1.14% and 1.14%, for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $7.14, $10.98, $8.42, $5.86, $5.86 and $5.87 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $7.05, $10.84, $8.31, $5.79, $5.79 and $5.79 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

26                         Invesco Macro Allocation Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Macro Allocation Strategy Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that the Fund recently began operations and that comparative performance data for only the past three calendar years was available. The Board compared the Fund’s performance during the past one and three calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Absolute Return Funds Index. The Board noted that performance of Class Y shares of the Fund was in the third quintile of its performance universe for the one year period and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was below the performance of the Index for the one year period and above the performance of

27                         Invesco Macro Allocation Strategy Fund

the Index for the three year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class Y shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2017 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds with investment strategies comparable to those of the Fund.

The Board considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board;

and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

28                         Invesco Macro Allocation Strategy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	1.56%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29                         Invesco Macro Allocation Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Macro Allocation Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Macro Allocation Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Macro Allocation Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Macro Allocation Strategy Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s
Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	MAS-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Macro International Equity Fund
Nasdaq:
A: VZMAX ∎ C: VZMCX ∎ R: VZMRX ∎ Y: VZMYX ∎ R5: VZMFX ∎ R6: VZMSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Macro International Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Macro International Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Macro International Equity Fund (the Fund), at net asset value (NAV), underperformed the MSCI All Country World ex-U.S. Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.05%
Class C Shares	-0.77
Class R Shares	-0.16
Class Y Shares	0.33
Class R5 Shares	0.33
Class R6 Shares	0.33
MSCI All Country World ex-U.S. Index▼ (Broad Market/Style-Specific Index)	0.22
Lipper International Large-Cap Core Funds Index∎ (Peer Group Index)	-1.78
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The global economy continued to expand, albeit slowly, for the fiscal year. However, that growth became increasingly uneven across developed and emerging economies, amid continued volatility in oil prices and as the policies of central banks globally began to diverge.

    The beginning of the fiscal year was challenging for global equity markets, with volatility indicators spiking and all regions exhibiting substantial price declines. Most of that retrenchment was attributable to the European Central Bank’s underwhelming stimulus measures announced in December 2015 and was probably exacerbated by the US Federal Reserve’s first rate hike since 2006.

    Stocks then rebounded amid signs of stabilization in the global economy, strong earnings at bellwether companies and ongoing central bank stimulus measures. However, they nose-dived again sharply after UK voters approved a ballot measure in June to leave the European Union, but a strong bounce-back rally soon erased most of the losses. Rising oil prices also helped to stabilize the energy sector and alleviate fears of substantial defaults within the energy-related high yield market.

    The Fund seeks to gain strategic exposure by employing a three-step investment process: smart beta, a value-weighted methodology and tactical adjustments. The Fund uses smart beta indexes to build up core equity exposure. For this strategy, we intend to invest in companies in approximately the same proportion as they are represented in the smart beta indexes, which utilize equal weighting, low volatility or other methodologies to determine stock investments and appropriate weightings.

    Valuations are considered on an absolute basis first to determine if a market is “rich” or “cheap” relative to its own history and then evaluated on a cross-sectional basis to account for relative attractiveness across markets. This approach reflects the intuitive appeal of having greater exposure to cheap markets and lower exposure to expensive markets within the Fund’s strategic allocation.

    Strategically, Hong Kong and emerging markets were the primary contributors to Fund performance for the reporting period. The noteworthy catalysts for their performance were improving macroeconomic data out of China, rising commodity prices and a marginally weaker US dollar. Conversely, Europe and the UK were the largest detractors from Fund performance for the reporting period, mostly due to fading confidence in the prevailing stimulus policies. Even though the UK equity market experienced a strong rebound following the Brexit referendum, it did not fully offset the negative performance in the first two months of the fiscal year.

    The Fund’s tactical overlay portion actively adjusts portfolio positions through the use of futures to reflect the nearterm environment. The tactical component of the Fund’s allocation positively contributed to results through exposure,

Portfolio Composition
By country	% of total net assets

Japan	17.8%
United Kingdom	15.7
Australia	9.5
Hong Kong	5.1
Taiwan	4.2
France	3.9
Switzerland	3.3
Germany	3.0
Malaysia	2.7
Singapore	2.3
Mexico	2.1
Countries each with less than 2.0% of portfolio	19.5
Money Market Funds Plus Other Assets Less Liabilities†	10.9

†	The unrealized appreciation/depreciation of futures, forwards and swaps are included in “Money Market Funds Plus Other Assets Less Liabilities.”

Target Regional Breakdown
Target Net Assets[1]

Emerging Market	26.99%
Europe ex-UK	22.38
Asia ex-Japan	21.30
United Kingdom	22.05
Japan	22.01
Cash and Money Market Funds	10.00
Total	124.73
1	Proprietary models determine the target net asset weights necessary to achieve the desired regional breakdown. Target net assets greater than 100% is achieved through derivatives and other instruments that create leverage. Regional breakdown percentages represent the net of the Fund’s long and short positions.

Total Net Assets	$7.3 million

Total Number of Holdings*	689

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

4                         Invesco Macro International Equity Fund

obtained by futures, to the UK, emerging markets and Hong Kong; the Fund experienced tactical losses in the European and Japanese markets. Considering the strategic and tactical allocations combined, Hong Kong and emerging markets were the largest contributors to Fund performance, while Europe and the UK were the largest detractors from Fund performance.

Please note that our strategy utilizes derivative instruments that include futures and total return swaps. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your continued investment in Invesco Macro International Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro International Equity Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro International Equity Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro International Equity Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro International Equity Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro International Equity Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by the Invesco Global Asset Allocation Team

5                         Invesco Macro International Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment - Oldest Share Class(es) since Inception

Fund and index data from 12/17/13

1 Source: FactSet Research Systems Inc.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

∎ Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI All Country World ex-U.S. Index is an index considered representative of developed and emerging market stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper International Large-Cap Core Funds Index is an unmanaged index considered representative of international large-cap core funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Macro International Equity Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-4.53%
1 Years	-5.41

Class C Shares
Inception (12/17/13)	-3.37%
1 Year	-1.76

Class R Shares
Inception (12/17/13)	-2.88%
1 Years	-0.16

Class Y Shares
Inception (12/17/13)	-2.39%
1 Years	0.33

Class R5 Shares
Inception (12/17/13)	-2.39%
1 Years	0.33

Class R6 Shares
Inception (12/17/13)	-2.39%
1 Years	0.33

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.43%, 2.18%, 1.68%, 1.18%,

1.18% and 1.18%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 9.01%, 9.76%, 9.26%, 8.76%, 8.72% and 8.72%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-4.05%
1 Year	1.74

Class C Shares
Inception (12/17/13)	-2.84%
1 Year	5.90

Class R Shares
Inception (12/17/13)	-2.34%
1 Year	7.38

Class Y Shares
Inception (12/17/13)	-1.84%
1 Year	7.99

Class R5 Shares
Inception (12/17/13)	-1.88%
1 Year	8.00

Class R6 Shares
Inception (12/17/13)	-1.84%
1 Year	7.99

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2018. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

7                         Invesco Macro International Equity Fund

Invesco Macro International Equity Fund’s investment objective is to provide total return.

∎ Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.

∎ Unless otherwise noted, all data provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing

in the Fund

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions.

Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategies.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. The portfolio managers’ use of derivative instruments that provide economic leverage may increase the volatility of the Fund’s net asset value, which may increase the potential of greater losses that may cause the Fund to liquidate positions when it may not be advantageous to do so. In addition, the Fund will likely underperform the broader equity markets in which the Fund invests during market rallies when the Fund’s equity exposure is less than 100% of the Fund’s assets. Such underperformance could be significant during sudden or significant market rallies. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE	continued on page 6

8                         Invesco Macro International Equity Fund

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–89.13%
Australia–9.55%
AGL Energy Ltd.	948	$13,805
Amcor Ltd.	1,131	12,631
AMP Ltd.	3,361	11,654
APA Group	1,948	11,771
Aristocrat Leisure Ltd.	1,168	13,601
ASX Ltd.	345	12,343
Aurizon Holdings Ltd.	3,931	14,592
Australia and New Zealand Banking Group Ltd.	656	13,859
BHP Billiton Ltd.	887	15,533
BHP Billiton PLC	2,125	31,872
Brambles Ltd.	1,451	12,695
Caltex Australia Ltd.	517	12,032
Challenger Ltd.	1,961	16,008
Cochlear Ltd.	127	12,339
Commonwealth Bank of Australia	248	13,808
Computershare Ltd.	1,765	14,164
CSL Ltd.	168	12,815
DEXUS Property Group	1,854	12,584
DUET Group	6,826	12,331
Goodman Group	2,348	12,097
GPT Group (The)	3,374	11,935
Healthscope Ltd.	5,909	9,906
Incitec Pivot Ltd.	6,094	13,637
Insurance Australia Group Ltd.	3,105	12,989
Lendlease Group	1,271	13,036
Macquarie Group Ltd.	218	13,190
Mirvac Group	7,897	12,520
National Australia Bank Ltd.	649	13,784
Newcrest Mining Ltd.	788	13,741
Oil Search Ltd.	2,632	13,243
Origin Energy Ltd.	3,393	13,651
Qantas Airways Ltd.	5,402	12,574
QBE Insurance Group Ltd.	1,791	13,610
Ramsay Health Care Ltd.	217	12,082
Santos Ltd.	4,095	10,959
Scentre Group	3,601	11,499
SEEK Ltd.	1,091	12,122
Sonic Healthcare Ltd.	782	12,155
South32 Ltd.	8,939	17,402
Stockland	3,676	12,332
Suncorp Group Ltd.	1,422	12,920
Sydney Airport	2,473	11,745
Tatts Group Ltd.	4,696	14,482
Telstra Corp. Ltd.	3,439	13,007
Transurban Group	1,528	12,051
Treasury Wine Estates Ltd.	1,557	12,720
Vicinity Centres	5,572	12,136
Wesfarmers Ltd.	415	12,923
Westfield Corp.	1,702	11,493

	Shares	Value
Australia–(continued)
Westpac Banking Corp.	606	$14,006
Woodside Petroleum Ltd.	627	13,432
Woolworths Ltd.	734	13,165
		692,981

Austria–0.18%
Erste Group Bank AG	211	6,627
Voestalpine AG	177	6,262
		12,889

Belgium–0.41%
Ageas	178	6,502
Anheuser-Busch InBev SA/NV	48	5,509
KBC Groep N.V.(a)	103	6,277
Solvay S.A.	56	6,427
UCB S.A.	76	5,138
		29,853

Brazil–0.35%
Ambev S.A.	1,100	6,491
Engie Brasil Energia SA	500	6,353
Telefonica Brasil S.A.–Preference Shares	400	5,788
Ultrapar Participacoes S.A.	300	6,800
		25,432

Chile–0.93%
Banco de Chile	104,936	12,672
Banco de Credito e Inversiones (BCI)	1	51
Banco Santander Chile	158,689	9,063
Cencosud S.A.	2,107	6,967
Empresa Nacional de Electricidad S.A.	11,067	7,614
Empresas CMPC S.A.	3,441	7,453
Empresas COPEC S.A.	793	8,000
Enersis Américas S.A.	35,927	6,161
S.A.C.I. Falabella	1,248	9,792
		67,773

China–1.41%
AAC Technologies Holdings Inc.	1,000	9,517
Agricultural Bank of China Ltd.–Class H	15,000	6,325
Bank of China Ltd.–Class H	13,000	5,817
Bank of Communications Co. Ltd.–Class H	7,000	5,334
China Cinda Asset Management Co. Ltd.–Class H	15,000	5,396
China CITIC Bank Corp. Ltd.–Class H	9,000	5,814
China Conch Venture Holdings Ltd.	3,000	5,602
China Construction Bank Corp.–Class H	8,000	5,843
China Minsheng Banking Corp., Ltd.–Class H	5,500	6,269
China Mobile Ltd.	500	5,728
CITIC Ltd.	4,000	5,736
CSPC Pharmaceutical Group Ltd.	14,000	14,514
Hengan International Group Co. Ltd.	500	3,981
Industrial & Commercial Bank of China Ltd.–Class H	10,000	6,006

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Macro International Equity Fund

	Shares	Value
China–(continued)
Jiangsu Expressway Co. Ltd.–Class H	4,000	$5,447
Tencent Holdings Ltd.	200	5,296
		102,625

Colombia–0.16%
Banco Davivienda S.A.–Preference Shares	603	6,137
Bancolombia S.A.–Preference Shares	543	5,154
		11,291

Czech Republic–0.16%
CEZ A.S.	306	5,760
Komercni Banka A.S.	155	5,678
		11,438

Denmark–0.96%
A.P. Moller — Maersk A/S–Class B	5	7,655
Carlsberg A/S–Class B	85	7,665
Coloplast A/S–Class B	107	7,458
Danske Bank A/S	280	8,645
Genmab A/S(a)	52	8,580
Novo Nordisk A/S–Class B	180	6,439
Novozymes A/S–Class B	187	6,947
Pandora A/S	66	8,591
Vestas Wind Systems A/S	98	7,861
		69,841

Finland–0.51%
Fortum Oyj	399	6,653
Kone Oyj–Class B	125	5,754
Nokia Oyj	1,099	4,908
Sampo Oyj–Class A	140	6,419
UPM-Kymmene Oyj	303	7,052
Wartsila OYJ Abp	144	6,228
		37,014

France–3.93%
Accor S.A.	159	6,036
Air Liquide S.A.	64	6,504
Airbus Group SE	103	6,116
Arkema S.A.	68	6,448
Atos SE	63	6,544
AXA S.A.	293	6,597
BNP Paribas S.A.	112	6,497
Bouygues S.A.	192	6,266
Bureau Veritas S.A.	280	5,290
Capgemini S.A.	63	5,220
Carrefour S.A.	243	6,380
Christian Dior SE	37	7,138
Cie Generale des Etablissements Michelin	58	6,280
Compagnie de Saint-Gobain	135	6,000
Credit Agricole S.A.	639	6,878
Danone	80	5,540
Dassault Systemes S.A.	73	5,785
Engie S.A.	387	5,585
Essilor International S.A.	47	5,274

	Shares	Value
France–(continued)
Hermes International	15	$6,078
Kering	32	7,098
Klepierre	135	5,522
L’Oreal S.A.	32	5,728
Legrand S.A.	107	6,042
LVMH Moet Hennessy Louis Vuitton S.E.	36	6,542
Orange S.A.	412	6,490
Pernod Ricard S.A.	53	6,304
Peugeot S.A.(a)	397	5,947
Publicis Groupe S.A.	83	5,695
Renault S.A.	76	6,609
Safran S.A.	86	5,906
Sanofi	76	5,912
Schneider Electric S.E.	90	6,040
SCOR S.E.	209	6,772
Societe Generale S.A.	170	6,617
Sodexo S.A.	53	6,160
SUEZ	395	6,260
Technip S.A.	107	7,070
Thales S.A.	72	6,779
TOTAL S.A.	127	6,077
Unibail-Rodamco S.E.	22	5,241
Valeo S.A.	120	6,916
Veolia Environnement S.A.	272	5,936
Vinci S.A.	82	5,928
Vivendi S.A.	319	6,450
Zodiac Aerospace	277	6,741
		285,238

Germany–3.02%
adidas AG	39	6,396
Allianz S.E.	42	6,547
BASF S.E.	78	6,876
Bayer AG	62	6,145
Bayerische Motoren Werke AG	72	6,273
Beiersdorf AG	66	5,811
Brenntag AG	117	6,254
Commerzbank AG	862	5,854
Continental AG	29	5,557
Daimler AG	93	6,627
Deutsche Bank AG(a)	424	6,123
Deutsche Lufthansa AG	527	6,737
Deutsche Post AG	196	6,074
Deutsche Telekom AG	375	6,111
Deutsche Wohnen AG	165	5,383
E.ON S.E.	680	4,964
Fresenius Medical Care AG & Co. KGaA	73	5,947
Fresenius S.E. & Co. KGaA	86	6,348
GEA Group AG	115	4,447
HeidelbergCement AG	68	6,432
Henkel AG & Co. KGaA–Preference Shares	48	6,160
Infineon Technologies AG	378	6,786
K+S AG	300	6,069

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Macro International Equity Fund

	Shares	Value
Germany–(continued)
Linde AG	36	$5,940
Merck KGaA	60	6,169
Metro AG	202	6,051
Muenchener Rueckversicherungs–Gesellschaft AG	34	6,591
Porsche Automobil Holding S.E.–Preference Shares	123	6,633
ProSiebenSat.1 Media SE	144	6,206
RWE AG(a)	376	5,968
SAP S.E.	70	6,166
Siemens AG	52	5,905
Symrise AG	84	5,764
thyssenkrupp AG	261	6,046
Volkswagen AG–Preference Shares	45	6,185
Vonovia SE	160	5,643
		219,188

Hong Kong–5.06%
AIA Group Ltd.	2,000	12,623
Bank of East Asia, Ltd. (The)	3,200	12,871
Cheung Kong Infrastructure Holdings Ltd.	2,000	16,368
Cheung Kong Property Holdings Ltd.	2,000	14,815
CK Hutchison Holdings Ltd.	1,000	12,372
CLP Holdings Ltd.	1,500	15,244
Galaxy Entertainment Group Ltd.	4,000	16,427
Hang Lung Properties Ltd.	6,000	13,245
Hang Seng Bank Ltd.	800	14,427
Henderson Land Development Co. Ltd.	2,441	14,463
Hong Kong & China Gas Co., Ltd.	7,103	13,921
Hong Kong Exchanges & Clearing Ltd.	500	13,216
Hongkong Land Holdings Ltd.	2,100	14,070
Jardine Matheson Holdings Ltd.	200	12,164
Jardine Strategic Holdings Ltd.	400	14,011
Link REIT	2,000	14,261
MTR Corp. Ltd.	2,500	13,826
New World Development Co. Ltd.	11,000	13,715
Power Assets Holdings Ltd.	1,500	14,109
Sands China Ltd.	3,200	13,888
Sino Land Co. Ltd.	8,000	13,585
Sun Hung Kai Properties Ltd.	1,000	14,897
Swire Pacific Ltd.–Class A	1,000	10,399
Techtronic Industries Co. Ltd.	3,500	13,178
WH Group Ltd.–REGS(b)	24,500	19,870
Wharf (Holdings) Ltd. (The)	2,000	15,035
		367,000

Hungary–0.28%
MOL Hungarian Oil and Gas PLC	110	7,077
OTP Bank Nyrt.	231	6,471
Richter Gedeon Nyrt	324	6,963
		20,511

India–0.27%
HDFC Bank Ltd.–ADR	96	6,795
Reliance Industries Ltd.–GDR–REGS(b)	204	6,467
Wipro Ltd.–ADR	668	6,459
		19,721

	Shares	Value
Indonesia–0.33%
PT Bank Central Asia Tbk	6,300	$7,486
PT Telekomunikasi Indonesia Persero Tbk	17,400	5,618
PT Unilever Indonesia Tbk	1,600	5,454
PT Waskita Karya (Persero) Tbk	27,900	5,594
		24,152

Ireland–0.67%
Bank of Ireland(a)	27,422	5,854
CRH PLC	185	5,996
Experian PLC	1,369	26,284
Kerry Group PLC–Class A	73	5,300
Paddy Power Betfair PLC	52	5,383
		48,817

Italy–0.82%
Assicurazioni Generali S.p.A.	487	6,292
Atlantia S.p.A.	241	5,909
Enel S.p.A.	1,373	5,899
Eni S.p.A.	411	5,944
Intesa Sanpaolo S.p.A.	2,496	5,762
Luxottica Group S.p.A.	129	6,394
Snam S.p.A.	1,123	5,926
Telecom Italia S.p.A.(a)	6,534	5,696
Terna — Rete Elettrica Nazionale S.p.A.	1,206	5,914
UniCredit S.p.A.	2,400	5,941
		59,677

Japan–17.79%
AEON Co., Ltd.	600	8,314
Aisin Seiki Co., Ltd.	200	8,785
Ajinomoto Co., Inc.	400	8,902
ANA Holdings Inc.	3,000	8,445
Asahi Glass Co., Ltd.	1,000	7,009
Asahi Group Holdings, Ltd.	300	10,731
Asahi Kasei Corp.	1,000	9,024
Astellas Pharma Inc.	600	8,923
Bandai Namco Holdings Inc.	300	9,012
Bridgestone Corp.	300	11,180
Canon Inc.	300	8,616
Central Japan Railway Co.	100	17,013
Chubu Electric Power Co., Inc.	600	8,837
Chugai Pharmaceutical Co., Ltd.	300	10,242
Dai Nippon Printing Co., Ltd.	1,000	10,037
Dai-ichi Life Holdings, Inc.	600	8,792
Daiichi Sankyo Co., Ltd.	400	9,622
Daikin Industries, Ltd.	100	9,594
Daito Trust Construction Co., Ltd.	100	16,760
Daiwa House Industry Co., Ltd.	300	8,256
Daiwa Securities Group Inc.	1,000	5,972
Denso Corp.	200	8,687
Dentsu Inc.	200	9,994
East Japan Railway Co.	100	8,817
Eisai Co., Ltd.	100	6,378
FANUC Corp.	100	18,738

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Macro International Equity Fund

	Shares	Value
Japan–(continued)
Fuji Heavy Industries Ltd.	200	$7,787
FUJIFILM Holdings Corp.	200	7,581
Fujitsu Ltd.	2,000	11,854
Hankyu Hanshin Holdings, Inc.	300	9,956
Hitachi, Ltd.	2,000	10,641
Honda Motor Co., Ltd.	300	8,975
Hoya Corp.	200	8,351
INPEX Corp.	1,000	9,302
Isuzu Motors Ltd.	700	8,656
ITOCHU Corp.	700	8,868
Japan Airlines Co. Ltd.	300	8,857
Japan Exchange Group Inc.	500	7,452
Japan Post Holdings Co., Ltd.	600	7,645
Japan Real Estate Investment Corp.	1	5,788
Japan Retail Fund Investment Corp.	4	9,085
Japan Tobacco, Inc.	200	7,617
JFE Holdings, Inc.	600	8,600
JX Holdings, Inc.	2,300	9,086
Kajima Corp.	1,000	6,761
Kansai Electric Power Co., Inc. (The)(a)	1,000	9,579
Kao Corp.	200	10,309
KDDI Corp.	300	9,132
Keio Corp.	1,000	8,287
Kintetsu Group Holdings Co., Ltd.	2,000	8,079
Kirin Holdings Co., Ltd.	500	8,618
Koito Manufacturing Co., Ltd.	200	10,428
Komatsu Ltd.	400	8,916
Kubota Corp.	600	9,672
Kyocera Corp.	200	9,730
Lawson, Inc.	100	7,610
Makita Corp.	100	6,933
Marubeni Corp.	1,800	9,472
Mazda Motor Corp.	500	8,208
MEIJI Holdings Co., Ltd.	100	9,994
Mitsubishi Chemical Holdings Corp.	1,400	9,199
Mitsubishi Corp.	400	8,739
Mitsubishi Electric Corp.	700	9,474
Mitsubishi Heavy Industries, Ltd.	2,000	8,553
Mitsubishi UFJ Financial Group, Inc.	1,600	8,289
Mitsui & Co., Ltd.	700	9,717
Mizuho Financial Group, Inc.	5,000	8,430
MS&AD Insurance Group Holdings, Inc.	300	8,908
Murata Manufacturing Co., Ltd.	100	13,947
NEC Corp.	3,000	8,039
NGK Insulators, Ltd.	400	7,337
Nidec Corp.	100	9,698
Nikon Corp.	600	9,080
Nippon Building Fund Inc.	1	5,949
Nippon Paint Holdings Co., Ltd.	300	10,213
Nippon Steel & Sumitomo Metal Corp.	400	7,908
Nippon Telegraph & Telephone Corp.	200	8,888
Nissan Motor Co., Ltd.	900	9,154
Nitori Holdings Co., Ltd.	100	11,987

	Shares	Value
Japan–(continued)
Nitto Denko Corp.	100	$6,971
Nomura Holdings, Inc.	1,800	9,037
Nomura Real Estate Master Fund, Inc.	5	8,106
NTT Data Corp.	200	10,337
NTT DOCOMO, Inc.	300	7,554
Obayashi Corp.	900	8,694
Odakyu Electric Railway Co., Ltd.	400	8,172
Olympus Corp.	300	10,728
OMRON Corp.	300	11,529
Ono Pharmaceutical Co., Ltd.	300	7,630
Oriental Land Co., Ltd.	100	5,846
ORIX Corp.	600	9,529
Osaka Gas Co., Ltd.	2,000	8,318
Otsuka Holdings Co., Ltd.	200	8,767
Panasonic Corp.	800	8,349
Rakuten Inc.	700	8,094
Recruit Holdings Co., Ltd.	200	8,048
Resona Holdings, Inc.	1,900	8,428
Ricoh Co., Ltd.	900	7,347
Santen Pharmaceutical Co., Ltd.	700	10,223
SECOM Co., Ltd.	100	7,221
Sekisui Chemical Co., Ltd.	600	9,452
Sekisui House, Ltd.	500	8,267
Seven & i Holdings Co., Ltd.	200	8,359
Shimano Inc.	100	17,127
Shimizu Corp.	1,000	8,897
Shin-Etsu Chemical Co., Ltd.	100	7,601
Shionogi & Co., Ltd.	200	9,855
Shiseido Co., Ltd.	300	7,747
SoftBank Group Corp.	100	6,296
Sompo Holdings, Inc.	300	9,716
Sony Corp.	300	9,494
Sumitomo Chemical Co., Ltd.	2,000	9,473
Sumitomo Corp.	800	9,213
Sumitomo Electric Industries, Ltd.	600	8,873
Sumitomo Metal Mining Co., Ltd.	1,000	12,964
Sumitomo Mitsui Financial Group, Inc.	200	6,952
Sumitomo Mitsui Trust Holdings, Inc.	200	6,771
Suntory Beverage & Food Ltd.	200	8,738
Suzuki Motor Corp.	300	10,649
Sysmex Corp.	100	6,940
T&D Holdings, Inc.	700	8,465
Taisei Corp.	1,000	7,514
Takeda Pharmaceutical Co. Ltd.	200	8,955
TDK Corp.	100	6,907
Terumo Corp.	200	7,753
Tobu Railway Co., Ltd.	2,000	9,831
Tohoku Electric Power Co., Inc.	700	8,578
Tokio Marine Holdings, Inc.	200	7,893
Tokyo Electric Power Co. Holdings, Inc.(a)	2,100	8,171
Tokyo Electron Ltd.	100	9,048
Tokyo Gas Co., Ltd.	2,000	9,068
Tokyu Corp.	1,000	7,496

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Macro International Equity Fund

	Shares	Value
Japan–(continued)
Toppan Printing Co., Ltd.	1,000	$9,409
Toray Industries, Inc.	1,000	9,334
Toshiba Corp.(a)	3,000	10,878
TOTO Ltd.	200	7,997
Toyota Industries Corp.	200	9,162
Toyota Motor Corp.	100	5,777
Toyota Tsusho Corp.	400	9,457
Unicharm Corp.	400	9,530
West Japan Railway Co.	200	12,344
Yahoo! Japan Corp.	2,100	8,070
Yamato Holdings Co., Ltd.	400	9,136
		1,291,103

Luxembourg–0.19%
ArcelorMittal S.A.(a)	1,039	6,968
Tenaris S.A.	470	6,638
		13,606

Malaysia–2.67%
Axiata Group Bhd.	5,200	6,099
CIMB Group Holdings Bhd.	5,000	5,996
DiGi.Com Bhd.	6,600	7,919
Gamuda Bhd.	5,900	6,906
Genting Malaysia Bhd.	5,200	5,901
Hap Seng Consolidated Bhd.	4,000	7,423
IHH Healthcare Bhd.	6,700	10,223
IJM Corp. Bhd.	9,300	7,317
IOI Corp. Bhd.	5,400	5,785
Kuala Lumpur Kepong Bhd.	1,800	10,282
Malayan Banking Bhd.	5,200	9,789
Maxis Bhd.	4,900	6,962
MISC Bhd.	4,000	7,171
Petronas Chemicals Group Bhd.	4,500	7,510
Petronas Dagangan Bhd.	1,700	9,468
Petronas Gas Bhd.	1,800	9,470
Public Bank Bhd.	3,400	16,098
RHB Bank Bhd.	5,500	6,333
Sime Darby Bhd.	3,000	5,858
Telekom Malaysia Bhd.	10,200	15,904
Tenaga Nasional Bhd.	3,100	10,598
Westports Holdings Bhd.	7,900	8,294
YTL Corp. Bhd.	17,900	6,785
		194,091

Mexico–2.08%
Alfa, S.A.B. de C.V.–Class A	4,000	6,069
America Movil S.A.B. de C.V.–Series L	9,500	6,292
Arca Continental S.A.B. de C.V.	1,200	7,457
Coca-Cola Femsa, S.A.B. de C.V.–Series L	1,100	8,259
Fibra Uno Administracion S.A. de C.V.	4,200	7,992
Fomento Economico Mexicano, S.A.B. de C.V.–Series BD(c)	900	8,629
Gruma, S.A.B. de C.V.–Class B	460	6,394

	Shares	Value
Mexico–(continued)
Grupo Aeroportuario del Pacífico, S.A.B. de C.V.–Class B	700	$6,762
Grupo Aeroportuario del Sureste, S.A.B. de C.V.–Class B	470	7,482
Grupo Bimbo, S.A.B. de C.V.–Series A	2,200	5,931
Grupo Elektra, S.A.B. de C.V.	400	5,535
Grupo Financiero Banorte S.A.B. de C.V.–Class O	1,000	5,899
Grupo Financiero Inbursa, S.A.B. de C.V.–Class O	3,400	5,540
Grupo Financiero Santander Mexico, S.A.B. de C.V.–Class B	3,300	5,976
Grupo Lala, S.A.B. de C.V.	3,200	5,951
Grupo Mexico S.A.B. de C.V.–Series B	2,300	5,646
Grupo Televisa S.A.B.–Series CPO(d)	1,200	5,895
Infraestructura Enérgetica Nova, S.A.B. de C.V.	1,700	7,510
Kimberly-Clark de Mexico, S.A.B. de C.V.–Class A	2,800	6,033
Mexichem S.A.B. de C.V.	2,500	5,974
Nemak, S.A.B. de C.V.–REGS(b)	6,700	6,976
Promotora y Operadora de Infraestructura, S.A.B. de C.V.	585	6,526
Wal-Mart de México, S.A.B. de C.V.–Series V	2,800	5,922
		150,650

Netherlands–1.35%
Aegon N.V.	1,534	6,604
Akzo Nobel N.V.	88	5,683
ASML Holding N.V.	60	6,356
Gemalto N.V.	89	4,823
Heineken Holding N.V.	73	5,618
Heineken N.V.	70	5,763
ING Groep N.V.	509	6,692
Koninklijke Ahold Delhaize N.V.	265	6,049
Koninklijke DSM N.V.	88	5,653
Koninklijke KPN N.V.	1,950	6,360
Koninklijke Philips N.V.	224	6,745
NN Group N.V.	210	6,328
NXP Semiconductors N.V.(a)	73	7,300
Randstad Holding N.V.	136	6,995
Steinhoff International Holdings N.V.	986	5,323
Wolters Kluwer N.V.	153	5,917
		98,209

New Zealand–0.67%
Auckland International Airport Ltd.	2,447	11,531
Fisher & Paykel Healthcare Corp. Ltd.	1,836	11,632
Fletcher Building Ltd.	1,711	12,687
Spark New Zealand Ltd.	4,833	12,648
		48,498

Norway–0.47%
DNB ASA	661	9,560
Orkla ASA	878	8,286
Statoil ASA	525	8,555
Telenor ASA	470	7,480
		33,881

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Macro International Equity Fund

	Shares	Value
Philippines–0.84%
Aboitiz Equity Ventures Inc.	4,080	$6,569
Ayala Corp.	330	5,687
Bank of the Philippine Islands	3,640	7,596
BDO Unibank, Inc.	2,690	6,263
GT Capital Holdings, Inc.	205	5,547
Jollibee Foods Corp.	1,320	6,484
Metro Pacific Investments Corp.	40,000	5,944
Puregold Price Club, Inc.	6,100	5,131
SM Investments Corp.	390	5,409
Universal Robina Corp.	1,670	6,286
		60,916

Poland–0.24%
Orange Polska S.A.	3,763	5,371
Polski Koncern Naftowy ORLEN S.A.	327	6,485
Powszechny Zaklad Ubezpieczen S.A.	752	5,222
		17,078

Portugal–0.08%
EDP — Energias de Portugal, S.A.	1,816	6,002

Qatar–0.18%
Masraf Al Rayan Q.S.C.	582	5,530
Qatar National Bank S.A.Q.	164	7,206
		12,736

Russia–0.07%
PhosAgro PJSC–GDR–REGS(b)	431	5,344

Singapore–2.30%
Ascendas REIT	7,400	12,607
CapitaLand Ltd.	5,900	13,072
City Developments Ltd.	2,100	12,816
ComfortDelGro Corp. Ltd.	6,400	11,685
DBS Group Holdings Ltd.	1,200	12,905
Keppel Corp. Ltd.	3,500	13,239
Oversea-Chinese Banking Corp. Ltd.	2,100	12,779
Singapore Airlines Ltd.	1,700	12,379
Singapore Exchange Ltd.	2,400	12,232
Singapore Press Holdings Ltd.	4,800	12,816
Singapore Telecommunications Ltd.	4,700	13,072
United Overseas Bank Ltd.	1,000	13,484
Wilmar International Ltd.	5,900	14,038
		167,124

South Africa–0.27%
Life Healthcare Group Holdings Ltd.	2,358	6,296
Mondi Ltd.	262	5,120
Vodacom Group Ltd.	752	8,113
		19,529

South Korea–1.84%
CJ CheilJedang Corp.	17	5,188
DGB Financial Group Inc.	782	6,553
E-MART Inc.	44	6,245
GS Holdings Corp.	124	5,525

	Shares	Value
South Korea–(continued)
Hanwha Life Insurance Co., Ltd.	1,229	$6,710
Hyundai Department Store Co., Ltd.	51	5,239
Hyundai Home Shopping Network Corp.	56	5,557
Hyundai Mobis Co., Ltd.	22	5,270
Hyundai Motor Co.	47	5,742
Industrial Bank of Korea	535	6,174
Kangwon Land Inc.	155	5,143
KB Financial Group Inc.	217	8,040
Kia Motors Corp.	144	5,115
Korea Electric Power Corp.	123	5,308
Korea Gas Corp.	141	5,704
Korea Zinc Co., Ltd.	12	4,766
KT Corp.	358	10,101
LG Corp.	89	4,760
Samsung Electronics Co., Ltd.	4	5,707
Shinhan Financial Group Co., Ltd.	174	6,699
SK Telecom Co., Ltd.	33	6,468
Woori Bank	673	7,344
		133,358

Spain–1.37%
Abertis Infraestructuras S.A.	397	5,894
Aena S.A.–REGS(b)	46	6,754
Amadeus IT Group S.A.	135	6,373
Banco Bilbao Vizcaya Argentaria, S.A.	967	6,969
Banco de Sabadell S.A.	4,541	6,063
Banco Santander S.A.	1,362	6,672
Banco Santander, S.A.–Rts.(a)	1,362	76
CaixaBank S.A.	2,304	6,973
Enagas S.A.	199	5,713
Ferrovial, S.A.	312	6,064
Ferrovial, S.A.–Rts.(a)	312	134
Gas Natural SDG, S.A.	290	5,722
Grifols S.A.	291	5,753
Iberdrola S.A.	890	6,066
Industria de Diseno Textil, S.A.	176	6,153
Red Eléctrica Corp. S.A.	276	5,751
Repsol S.A.	451	6,303
Telefónica, S.A.	611	6,225
		99,658

Sweden–1.62%
Assa Abloy AB–Class B	407	7,395
Atlas Copco AB–Class A	286	8,376
Hennes & Mauritz AB–Class B	272	7,652
Hexagon AB–Class B	197	6,883
Investor AB–Class B	233	8,271
Nordea Bank AB	824	8,650
Sandvik AB	754	8,558
Skandinaviska Enskilda Banken AB–Class A	832	8,383
Skanska AB–Class B	385	8,363
Svenska Cellulosa AB SCA–Class B	264	7,480
Svenska Handelsbanken AB–Class A	615	8,378

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Macro International Equity Fund

	Shares	Value
Sweden–(continued)
Swedbank AB–Class A	356	$8,332
Telefonaktiebolaget LM Ericsson –Class B	1,158	5,634
Telia Co. AB	1,775	7,085
Volvo AB–Class B	751	8,055
		117,495

Switzerland–3.29%
ABB Ltd.	370	7,614
Actelion Ltd.	48	6,936
Adecco Group AG (The)	138	8,195
Cie Financiere Richemont S.A.	140	9,005
Credit Suisse Group AG	633	8,823
Geberit AG	19	8,032
Givaudan S.A.	4	7,731
Glencore PLC(a)	11,642	35,474
Julius Baer Group Ltd.	193	7,810
Kuehne + Nagel International AG	58	7,857
LafargeHolcim Ltd.	155	8,278
Nestle S.A.	102	7,396
Novartis AG	104	7,386
Roche Holding AG	33	7,573
Schindler Holding AG–Participation Ctfs.	43	7,991
SGS S.A.	4	8,109
Sika AG	2	9,612
Swatch Group AG (The)	31	9,326
Swiss Re AG	94	8,730
Swisscom AG	17	7,767
Syngenta AG	19	7,627
UBS Group AG	572	8,093
Wolseley PLC	477	24,782
Zurich Insurance Group AG	32	8,372
		238,519

Taiwan–4.21%
Aerospace Industrial Development Corp.	5,000	6,338
Asia Cement Corp.	6,140	5,353
Asustek Computer Inc.	1,000	8,749
Cathay Financial Holding Co., Ltd.	4,250	5,515
Chailease Holding Co. Ltd.	3,000	5,186
Chang Hwa Commercial Bank, Ltd.	16,000	8,177
Cheng Shin Rubber Industry Co., Ltd.	3,000	6,103
China Airlines Ltd.	22,000	6,651
China Development Financial Holding Corp.	27,000	6,760
China Life Insurance Co., Ltd.	7,000	6,453
China Steel Corp.	8,240	5,953
Chunghwa Telecom Co., Ltd.	3,000	10,276
Compal Electronics Inc.	9,000	5,355
CTBC Financial Holding Co. Ltd.	12,190	6,567
E.Sun Financial Holding Co. Ltd.	12,333	7,005
EVA Airways Corp.	12,000	5,780
Far Eastern New Century Corp.	8,323	6,440
Far EasTone Telecommunications Co., Ltd.	4,000	9,456
First Financial Holding Co., Ltd.	21,756	11,410

	Shares	Value
Taiwan–(continued)
Formosa Chemicals & Fibre Corp.	2,000	$5,951
Formosa Petrochemical Corp.	2,000	6,686
Formosa Plastics Corp.	3,000	8,119
Foxconn Technology Co. Ltd.	2,000	5,805
Fubon Financial Holding Co., Ltd.	4,000	5,665
Hon Hai Precision Industry Co., Ltd.	2,726	7,355
Hua Nan Financial Holdings Co., Ltd.	18,181	9,237
Mega Financial Holding Co., Ltd.	11,000	7,519
Nan Ya Plastics Corp.	3,000	6,246
Powertech Technology Inc.	2,000	5,710
President Chain Store Corp.	1,000	7,479
Qisda Corp.	13,000	5,479
Quanta Computer Inc.	3,000	6,059
Shin Kong Financial Holding Co., Ltd.(a)	29,338	6,359
Simplo Technology Co., Ltd.	2,000	6,179
SinoPac Financial Holdings Co., Ltd.	23,526	6,784
Synnex Technology International Corp.	5,300	5,645
Taishin Financial Holding Co., Ltd.	19,178	7,009
Taiwan Cooperative Financial Holding Co. Ltd.	23,497	10,304
Taiwan Mobile Co., Ltd.	3,000	10,487
Taiwan Semiconductor Manufacturing Co. Ltd.	1,000	5,973
Uni-President Enterprises Corp.	3,409	6,600
United Microelectronics Corp.	16,000	5,972
WPG Holdings Ltd.	6,000	7,035
Yuanta Financial Holding Co., Ltd.	17,726	6,618
		305,802

Thailand–1.89%
Airports of Thailand PCL	600	6,526
Bangchak Petroleum PCL (The)	6,300	5,433
Bangkok Airways PCL	9,000	6,397
Bangkok Bank PCL	1,400	6,365
Bangkok Dusit Medical Services PCL	13,000	8,449
BTS Group Holdings PCL	31,900	7,786
Central Pattana PCL	3,800	6,075
CP ALL PCL	3,300	5,723
Electricity Generating PCL	1,400	7,793
Global Power Synergy PCL	6,000	6,072
Home Product Center PCL	19,100	5,507
IRPC PCL	39,900	5,445
Kasikornbank PCL	1,000	4,902
Krung Thai Bank PCL	12,700	6,227
Land and Houses PCL	21,900	5,724
Muangthai Leasing PCL	12,200	6,547
Pruksa Real Estate PCL	8,200	5,407
Siam Cement PCL (The)	500	7,194
Siam Commercial Bank PCL (The)	1,300	5,315
Thai Beverage PCL	26,800	18,567
		137,454

Turkey–0.37%
BIM Birlesik Magazalar A.S.	347	5,639
Enka Insaat ve Sanayi A.S.	3,640	5,538

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Macro International Equity Fund

	Shares	Value
Turkey–(continued)
Petkim PetroKimya Holding A.S.	3,675	$4,977
Turk Telekomunikasyon A.S.	2,800	5,162
Turkcell Iletisim Hizmetleri A.S.(a)	1,714	5,509
		26,825

United Arab Emirates–0.08%
Dubai Islamic Bank PJSC	3,906	5,572

United Kingdom–15.73%
Anglo American PLC(a)	2,619	36,163
Associated British Foods PLC	671	20,217
AstraZeneca PLC	428	23,998
Aviva PLC	4,854	26,242
BAE Systems PLC	3,861	25,604
Barclays PLC	12,139	28,149
BP PLC	4,909	28,985
British American Tobacco PLC	438	25,148
BT Group PLC	5,376	24,702
Centrica PLC	8,969	23,511
CNH Industrial N.V.	813	6,307
Compass Group PLC	1,418	25,640
Diageo PLC	991	26,380
Fiat Chrysler Automobiles N.V.	896	6,560
GlaxoSmithKline PLC	1,264	24,980
HSBC Holdings PLC	3,642	27,389
Imperial Brands PLC	512	24,741
International Consolidated Airlines Group, S.A.	4,982	26,442
ITV PLC	10,119	21,068
Kingfisher PLC	5,642	24,894
Land Securities Group PLC	1,927	23,520
Legal & General Group PLC	9,778	24,999
Lloyds Banking Group PLC	34,715	24,274
London Stock Exchange Group PLC	765	26,246
Marks & Spencer Group PLC	5,975	24,846
National Grid PLC	1,977	25,745
Next PLC	373	21,948
Old Mutual PLC	10,579	26,001
Pearson PLC	2,411	22,283

	Shares	Value
United Kingdom–(continued)
Prudential PLC	1,502	$24,485
Reckitt Benckiser Group PLC	282	25,212
RELX N.V.	353	5,948
RELX PLC	1,464	26,121
Rio Tinto Ltd.	371	15,254
Rio Tinto PLC	909	31,510
Rolls-Royce Holdings PLC	2,701	24,014
Rolls-Royce Holdings PLC–Preference Shares(a)	124,246	152
Royal Bank of Scotland Group PLC(a)	10,357	23,912
Royal Dutch Shell PLC–Class A	1,131	28,141
Sky PLC	2,468	24,651
Smith & Nephew PLC	1,705	24,565
SSE PLC	1,366	26,597
Standard Chartered PLC(a)	3,199	27,822
Standard Life PLC	5,711	23,521
Tesco PLC(a)	12,327	31,793
Unilever N.V.	131	5,485
Unilever PLC	584	24,428
Vodafone Group PLC	9,258	25,416
WPP PLC	1,187	25,788
		1,141,797

United States–0.53%
Samsonite International S.A.	4,200	13,214
Shire PLC	441	24,899
		38,113
Total Common Stocks & Other Equity Interests (Cost $6,610,786)		6,468,801

Money Market Funds–8.74%
Government & Agency Portfolio–Institutional Class, 0.29%(e)	380,399	380,399
Treasury Portfolio–Institutional Class, 0.22%(e)	253,600	253,600
Total Money Market Funds (Cost $633,999)		633,999
TOTAL INVESTMENTS–97.87% (Cost $7,244,785)		7,102,800
OTHER ASSETS LESS LIABILITIES–2.13%		154,891
NET ASSETS–100.00%		$7,257,691

Investment Abbreviations:

ADR	– American Depositary Receipt
CPO	– Certificates of Ordinary Participation
Ctfs.	– Certificates
GDR	– Global Depositary Receipt
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Rts.	– Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $45,411, which represented less than 1% of the Fund’s Net Assets.
(c)	Each unit represents one Series B share, two Series D-B shares and two Series D-L shares.
(d)	Each CPO represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Macro International Equity Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $6,610,786)	$6,468,801
Investments in affiliated money market funds, at value and cost	633,999
Total investments, at value (Cost $7,244,785)	7,102,800
Foreign currencies, at value (Cost $20,957)	20,848
Receivable for:
Deposits with brokers for open futures contracts	124,000
Variation margin — futures	964
Dividends	16,446
Fund expenses absorbed	46,593
Investment for trustee deferred compensation and retirement plans	6,109
Other assets	44,241
Total assets	7,362,001

Liabilities:
Payable for:
Investments purchased	695
Accrued foreign taxes	1,261
Accrued fees to affiliates	1,079
Accrued trustees’ and officers’ fees and benefits	1,713
Accrued other operating expenses	93,453
Trustee deferred compensation and retirement plans	6,109
Total liabilities	104,310
Net assets applicable to shares outstanding	$7,257,691

Net assets consist of:
Shares of beneficial interest	$8,168,693
Undistributed net investment income	87,321
Undistributed net realized gain (loss)	(860,013)
Net unrealized appreciation (depreciation)	(138,310)
$7,257,691

Net Assets:
Class A	$2,894,582
Class C	$92,183
Class R	$8,881
Class Y	$3,637,584
Class R5	$312,161
Class R6	$312,300

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	325,101
Class C	10,471
Class R	1,001
Class Y	407,657
Class R5	35,001
Class R6	35,001
Class A:
Net asset value per share	$8.90
Maximum offering price per share
(Net asset value of $8.90 ÷ 94.50%)	$9.42
Class C:
Net asset value and offering price per share	$8.80
Class R:
Net asset value and offering price per share	$8.87
Class Y:
Net asset value and offering price per share	$8.92
Class R5:
Net asset value and offering price per share	$8.92
Class R6:
Net asset value and offering price per share	$8.92

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Macro International Equity Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $15,979)	$191,361
Dividends from affiliated money market funds	1,982
Total investment income	193,343

Expenses:
Advisory fees	66,615
Administrative services fees	50,000
Custodian fees	126,472
Distribution fees:
Class A	7,300
Class C	827
Class R	43
Transfer agent fees — A, C, R and Y	3,259
Transfer agent fees — R5	25
Transfer agent fees — R6	25
Trustees’ and officers’ fees and benefits	19,085
Registration and filing fees	74,112
Licensing Fees	90,150
Reports to shareholders	12,183
Professional services fees	76,250
Other	107,189
Total expenses	633,535
Less: Fees waived and expenses reimbursed	(542,128)
Net expenses	91,407
Net investment income	101,936

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $507)	(389,841)
Foreign currencies	(5,228)
Futures contracts	56,069
(339,000)
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $827)	267,105
Foreign currencies	(500)
Futures contracts	(31,045)
235,560
Net realized and unrealized gain (loss)	(103,440)
Net increase (decrease) in net assets resulting from operations	$(1,504)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Macro International Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$101,936	$103,966
Net realized gain (loss)	(339,000)	(560,404)
Change in net unrealized appreciation (depreciation)	235,560	(305,292)
Net increase (decrease) in net assets resulting from operations	(1,504)	(761,730)

Distributions to shareholders from net investment income:
Class A	(37,380)	(63,932)
Class C	(487)	(323)
Class R	(89)	(179)
Class Y	(53,159)	(68,456)
Class R5	(4,525)	(19,684)
Class R6	(4,525)	(7,613)
Total distributions from net investment income	(100,165)	(160,187)

Distributions to shareholders from net realized gains:
Class A	—	(19,588)
Class C	—	(127)
Class R	—	(60)
Class Y	—	(18,853)
Class R5	—	(5,421)
Class R6	—	(2,096)
Total distributions from net realized gains	—	(46,145)

Share transactions-net:
Class A	(181,307)	287,744
Class C	16,118	64,318
Class Y	(29,771)	941,777
Class R5	—	(529,245)
Net increase (decrease) in net assets resulting from share transactions	(194,960)	764,594
Net increase (decrease) in net assets	(296,629)	(203,468)

Net assets:
Beginning of year	7,554,320	7,757,788
End of year (includes undistributed net investment income of $87,321 and $79,300, respectively)	$7,257,691	$7,554,320

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Macro International Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

19                         Invesco Macro International Equity Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

20                         Invesco Macro International Equity Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the

21                         Invesco Macro International Equity Fund

Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.43%, 2.18%, 1.68%, 1.18%, 1.18% and 1.18%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees and reimbursed fund level expenses of $538,819 and reimbursed class level expenses of $1,458, $41, $4, $1,754, $26 and $26 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund,

22                         Invesco Macro International Equity Fund

subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $84 in front-end sales commissions from the sale of Class A shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2016, there were transfers from Level 1 to Level 2 of $643,584 and from Level 2 to Level 1 of $1,598,786, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$67,660	$625,321	$—	$692,981
Austria	12,889	—	—	12,889
Belgium	24,715	5,138	—	29,853
Brazil	25,432	—	—	25,432
Chile	25,296	42,477	—	67,773
China	52,539	50,086	—	102,625
Colombia	11,291	—	—	11,291
Czech Republic	5,678	5,760	—	11,438
Denmark	54,728	15,113	—	69,841
Finland	37,014	—	—	37,014
France	154,500	130,738	—	285,238
Germany	208,581	10,607	—	219,188
Hong Kong	212,503	154,497	—	367,000
Hungary	14,040	6,471	—	20,511
India	19,721	—	—	19,721
Indonesia	5,454	18,698	—	24,152
Ireland	10,683	38,134	—	48,817
Italy	6,292	53,385	—	59,677
Japan	559,752	731,351	—	1,291,103
Luxembourg	—	13,606	—	13,606
Malaysia	145,411	48,680	—	194,091

23                         Invesco Macro International Equity Fund

	Level 1	Level 2	Level 3	Total
Mexico	$150,650	$—	$—	$150,650
Netherlands	43,334	54,875	—	98,209
New Zealand	48,498	—	—	48,498
Norway	17,040	16,841	—	33,881
Philippines	54,630	6,286	—	60,916
Poland	17,078	—	—	17,078
Portugal	6,002	—	—	6,002
Qatar	12,736	—	—	12,736
Russia	5,344	—	—	5,344
Singapore	75,757	91,367	—	167,124
South Africa	19,529	—	—	19,529
South Korea	27,383	105,975	—	133,358
Spain	55,611	44,047	—	99,658
Sweden	23,495	94,000	—	117,495
Switzerland	91,848	146,671	—	238,519
Taiwan	128,281	177,521	—	305,802
Thailand	70,400	67,054	—	137,454
Turkey	—	26,825	—	26,825
United Arab Emirates	5,572	—	—	5,572
United Kingdom	182,420	959,377	—	1,141,797
United States	13,214	24,899	—	38,113
Money Market Funds	633,999	—	—	633,999
	3,337,000	3,765,800	—	7,102,800
Futures Contracts*	4,275	—	—	4,275
Total Investments	$3,341,275	$3,765,800	$—	$7,107,075

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2016:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$28,744
Derivatives not subject to master netting agreements	(28,744)
Total Derivative Assets subject to master netting agreements	$—

Value
Derivative Liabilities	Equity Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(24,469)
Derivatives not subject to master netting agreements	24,469
Total Derivative Liabilities subject to master netting agreements	$—

(a)	Includes cumulative appreciation (depreciation) on futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

24                         Invesco Macro International Equity Fund

Effect of Derivative Investments for the year ended October 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$56,069
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(31,045)
Total	$25,024

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$1,743,798

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50 Index	Long	10	December–2016	$335,143	$6,282
FTSE 100 Index	Long	3	December–2016	254,931	11,262
Hang Seng Index	Long	2	November–2016	295,341	(6,888)
Mini MSCI Emerging Markets Index	Long	15	December–2016	677,525	(17,581)
Tokyo Stock Price Index	Long	2	December–2016	266,056	11,200
Total Futures Contracts — Equity Risk					$4,275

(a)	Futures contracts collateralized by $124,000 cash held with Goldman Sachs & Co., the futures commission merchant.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$100,165	$200,246
Long-term capital gain	—	6,086
Total distributions	$100,165	$206,332

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$109,320
Net unrealized appreciation (depreciation) — investments	(208,551)
Net unrealized appreciation — other investments	3,712
Temporary book/tax differences	(45,005)
Capital loss carryforward	(770,478)
Shares of beneficial interest	8,168,693
Total net assets	$7,257,691

25                         Invesco Macro International Equity Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2016, as follows:

Capital Loss Carryforward*
Expiration	Total
Not subject to expiration	$770,478

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $3,293,184 and $3,527,459, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$491,954
Aggregate unrealized (depreciation) of investment securities	(700,505)
Net unrealized appreciation (depreciation) of investment securities	$(208,551)

Cost of investments for tax purposes is $7,311,351.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on October 31, 2016, undistributed net investment income was increased by $6,250, undistributed net realized gain (loss) was decreased by $6,354 and shares of beneficial interest was increased by $104. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	16,268	$141,818	76,956	$787,039
Class C	1,925	16,204	6,508	64,463
Class Y	1	9	114,771	1,130,479

Issued as reinvestment of dividends:
Class A	495	4,074	351	3,272
Class C	53	430	25	237
Class Y	1,524	12,558	22	205
Class R5	—	—	1,650	15,396

Reacquired:
Class A	(38,265)	(327,199)	(50,570)	(502,567)
Class C	(62)	(516)	(37)	(382)
Class Y	(4,995)	(42,338)	(18,408)	(188,907)
Class R5	—	—	(57,150)	(544,641)
Net increase (decrease) in share activity	(23,056)	$(194,960)	74,118	$764,594

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 6% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
In addition, 91% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

26                         Invesco Macro International Equity Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/16	$9.01	$0.11	$(0.11)	$0.00	$(0.11)	$—	$(0.11)	$8.90	0.05%	$2,895	1.42	%(d)	9.03	%(d)	1.29	%(d)	51%
Year ended 10/31/15	10.15	0.12	(1.00)	(0.88)	(0.20)	(0.06)	(0.26)	9.01	(8.80)	3,123	1.42		9.00		1.18		53
Year ended 10/31/14(e)	10.00	0.12	0.03	0.15	—	—	—	10.15	1.50	3,247	1.42	(f)	8.20	(f)	1.29	(f)	45
Class C
Year ended 10/31/16	8.92	0.05	(0.11)	(0.06)	(0.06)	—	(0.06)	8.80	(0.66)	92	2.17	(d)	9.78	(d)	0.54	(d)	51
Year ended 10/31/15	10.09	0.04	(1.00)	(0.96)	(0.15)	(0.06)	(0.21)	8.92	(9.58)	76	2.17		9.75		0.43		53
Year ended 10/31/14(e)	10.00	0.05	0.04	0.09	—	—	—	10.09	0.90	21	2.17	(f)	8.95	(f)	0.54	(f)	45
Class R
Year ended 10/31/16	8.98	0.09	(0.11)	(0.02)	(0.09)	—	(0.09)	8.87	(0.16)	9	1.67	(d)	9.28	(d)	1.04	(d)	51
Year ended 10/31/15	10.13	0.09	(1.00)	(0.91)	(0.18)	(0.06)	(0.24)	8.98	(9.08)	9	1.67		9.25		0.93		53
Year ended 10/31/14(e)	10.00	0.09	0.04	0.13	—	—	—	10.13	1.30	10	1.67	(f)	8.45	(f)	1.04	(f)	45
Class Y
Year ended 10/31/16	9.03	0.13	(0.11)	0.02	(0.13)	—	(0.13)	8.92	0.33	3,638	1.17	(d)	8.78	(d)	1.54	(d)	51
Year ended 10/31/15	10.17	0.14	(1.00)	(0.86)	(0.22)	(0.06)	(0.28)	9.03	(8.57)	3,714	1.17		8.75		1.43		53
Year ended 10/31/14(e)	10.00	0.14	0.03	0.17	—	—	—	10.17	1.70	3,202	1.17	(f)	7.95	(f)	1.54	(f)	45
Class R5
Year ended 10/31/16	9.03	0.13	(0.11)	0.02	(0.13)	—	(0.13)	8.92	0.33	312	1.17	(d)	8.74	(d)	1.54	(d)	51
Year ended 10/31/15	10.18	0.14	(1.01)	(0.87)	(0.22)	(0.06)	(0.28)	9.03	(8.66)	316	1.17		8.71		1.43		53
Year ended 10/31/14(e)	10.00	0.14	0.04	0.18	—	—	—	10.18	1.80	921	1.17	(f)	7.92	(f)	1.54	(f)	45
Class R6
Year ended 10/31/16	9.03	0.13	(0.11)	0.02	(0.13)	—	(0.13)	8.92	0.33	312	1.17	(d)	8.74	(d)	1.54	(d)	51
Year ended 10/31/15	10.17	0.14	(1.00)	(0.86)	(0.22)	(0.06)	(0.28)	9.03	(8.57)	316	1.17		8.71		1.43		53
Year ended 10/31/14(e)	10.00	0.14	0.03	0.17	—	—	—	10.17	1.70	356	1.17	(f)	7.92	(f)	1.54	(f)	45

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $2,920, $83, $9, $3,514, $300 and $300 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of December 17, 2013.
(f)	Annualized.

27                         Invesco Macro International Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Invesco Macro International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Macro International Equity Fund (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 17, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmation of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

28                         Invesco Macro International Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	Actual		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,025.30	$7.23	$1,018.00	$7.20	1.42%
C	1,000.00	1,020.90	11.02	1,014.23	10.99	2.17
R	1,000.00	1,024.20	8.50	1,016.74	8.47	1.67
Y	1,000.00	1,026.50	5.96	1,019.25	5.94	1.17
R5	1,000.00	1,027.60	5.96	1,019.25	5.94	1.17
R6	1,000.00	1,026.50	5.96	1,019.25	5.94	1.17

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

29                         Invesco Macro International Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Macro International Equity Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that the Fund recently began operations and that comparative performance data for only the past two calendar years was available. The Board compared the Fund’s performance during the past two calendar years to the performance of funds in the Broadridge performance universe and against the Lipper International Multi-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one and two year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was below the performance of the Index for the one and two year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

30                         Invesco Macro International Equity Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2017 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that Invesco Advisers and its affiliates did not make a profit from managing the Fund as a result of fee and expense waivers. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

31                         Invesco Macro International Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

32                         Invesco Macro International Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Macro International Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Macro International Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Macro International Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Macro International Equity Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	MIE-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Macro Long/Short Fund
Nasdaq:
A: LSTAX ∎ C: LSTCX ∎ R: LSTRX ∎ Y: LSTYX ∎ R5: LSTFX ∎ R6: LSTSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Macro Long/Short Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Macro Long/Short Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Macro Long/Short Fund, at net asset value (NAV), underperformed the Bloomberg Barclays 3-Month Treasury Bellwether Index, the Fund’s style-specific index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.46%
Class C Shares	-1.17
Class R Shares	-0.74
Class Y Shares	-0.22
Class R5 Shares	-0.11
Class R6 Shares	-0.22
MSCI All Country World Index▼ (Broad Market Index)	2.05
Bloomberg Barclays 3-Month Treasury Bellwether Index▼ (Style-Specific Index)	0.32
Lipper Alternative Long/Short Equity Funds Index∎ (Peer Group Index)	-0.52
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The global economy continued to expand, albeit slowly, for the fiscal year. However, that growth became increasingly uneven across developed and emerging economies, amid continued volatility in oil prices and as the policies of central banks globally began to diverge.

    The beginning of the fiscal year was challenging for global equity markets, with volatility indicators spiking and all regions exhibiting substantial price declines. Most of that retrenchment was attributable to the European Central Bank’s underwhelming stimulus measures announced in December 2015; it was exacerbated by the US Federal Reserve’s first interest rate hike since 2006.

    Stocks then rebounded in mid-February amid signs of stabilization in the global economy, strong earnings at bellwether companies and ongoing central bank stimulus measures. However, they nose-dived again sharply after British voters approved a ballot measure in June to leave the European Union; a strong bounce-back rally quickly erased most of the losses. Rising oil prices also helped to stabilize the energy sector and alleviate fears of substantial defaults in the energy-related high yield market.

    Emerging market equities performed strongly during the reporting period, helped by improving economic data in China, strengthening commodity prices and a slightly weaker US dollar. Furthermore, earnings growth stabilized somewhat, which, coupled with relatively attractive valuations, led to further stock price appreciation as corporate profits improved. At the same time there were risks to monitor. For example, in July, a failed coup in Turkey was a reminder that political risk can stoke market volatility.

    The Fund uses smart beta indexes to build up core equity exposure, including regional exposure. Beta is a measure of risk representing how a security is expected to respond to general market movements. Smart beta represents an alternative and selection index based methodology that seeks to outperform a benchmark or reduce portfolio risk, or both. Smart beta funds may underperform cap-weighted benchmarks and increase portfolio risk. For this strategy, we invest in companies in approximately the same proportion as they are represented in the smart beta indexes, which utilize equal weighting, low volatility or other methodologies to determine stock investments and appropriate weightings. The main source of Fund performance for the fiscal year was the Fund’s regional strategic asset allocation approach; strong contributions to Fund performance came from our overweight exposure to Asia and emerging markets. The Fund also used multifactor models that looked at valuation, economic environments and price trends to tactically adjust the portfolio to complement short-term market dynamics. The Fund’s tactical exposure, which was implemented primarily through the use of futures, detracted from Fund performance for the reporting period. This was the case particularly early in the fiscal year, when equity markets struggled and the Fund had overweight exposure to the UK and US small- and large-cap core stocks.

    Please note that our strategy utilizes derivative instruments that include futures. Therefore, some of the performance of the strategy, both positive and

Portfolio Composition
By country	% of total net assets

United States	22.2%
Japan	11.5
United Kingdom	9.8
Australia	5.9
Hong Kong	3.0
Taiwan	2.6
France	2.5
Switzerland	2.1
Countries each with less than 2.0% of portfolio	18.0
Money Market Funds Plus Other Assets Less Liabilities†	22.4

†	The unrealized appreciation/depreciation of futures, forwards and swaps are included in “Money Market Funds Plus Other Assets Less Liabilities.”

Targeted Regional Breakdown
Target Net Assets	[1]

Emerging Market	14.06%
European ex-UK	10.84
United Kingdom	10.67
Japan	10.12
Asia ex-Japan	10.11
United States Large Cap	6.22
United States Small-Cap	5.26
Cash and Money Market Funds	20.00
Total	87.28

1	Proprietary models determine the target net asset weights necessary to achieve the desired regional breakdown. Target net assets less than or greater than 100% is achieved through derivatives and other instruments that create leverage. Regional breakdown percentages represent the net of the Fund’s long and short positions.

Total Net Assets	$13.5 million

Total Number of Holdings*	1,060

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

4                         Invesco Macro Long/Short Fund

negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Macro Long/Short Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Long/Short Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Long/Short Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Long/Short Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Long/Short Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Long/Short Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by the Invesco Global Asset Allocation Team

5                         Invesco Macro Long/Short Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/17/13

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Macro Long/Short Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-2.98%
1 Year	-5.92

Class C Shares
Inception (12/17/13)	-1.78%
1 Year	-2.14

Class R Shares
Inception (12/17/13)	-1.31%
1 Year	-0.74

Class Y Shares
Inception (12/17/13)	-0.79%
1 Year	-0.22

Class R5 Shares
Inception (12/17/13)	-0.76%
1 Year	-0.11

Class R6 Shares
Inception (12/17/13)	-0.79%
1 Year	-0.22

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-3.07%
1 Year	-2.88

Class C Shares
Inception (12/17/13)	-1.83%
1 Year	1.01

Class R Shares
Inception (12/17/13)	-1.35%
1 Year	2.45

Class Y Shares
Inception (12/17/13)	-0.85%
1 Year	2.98

Class R5 Shares
Inception (12/17/13)	-0.82%
1 Year	2.98

Class R6 Shares
Inception (12/17/13)	-0.85%
1 Year	2.98

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.88%, 2.63%, 2.13%, 1.63%, 1.63% and 1.63%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 5.65%, 6.40%, 5.90%, 5.40%, 5.39% and 5.39%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved.

The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2018. See current prospectus for more information.

7                         Invesco Macro Long/Short Fund

Invesco Macro Long/Short Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions.

Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategies.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. In particular, there is no guarantee that the Fund’s mixture of long and short positions or the portfolio manager’s stock selection process will produce a portfolio with reduced exposure to stock market risk. In addition, the Fund’s long/short investment strategy may cause the Fund to underperform the broader equity markets in which the Fund invests during market rallies. Such underperformance could be significant during sudden or significant market rallies. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the investment manager in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Macro Long/Short Fund

When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Bloomberg Barclays 3-Month Treasury Bellwether Index measures the performance of Treasury bills with maturities of less than three months.
∎	The Lipper Alternative Long/Short Equity Funds Index is an unmanaged index considered representative of alternative equity long/short funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco Macro Long/Short Fund

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–77.60%
Australia–5.92%
AGL Energy Ltd.	1,093	$15,917
Amcor Ltd.	1,315	14,686
AMP Ltd.	3,798	13,170
APA Group	2,246	13,572
Aristocrat Leisure Ltd.	1,346	15,674
ASX Ltd.	398	14,240
Aurizon Holdings Ltd.	4,571	16,967
Australia and New Zealand Banking Group Ltd.	757	15,993
BHP Billiton Ltd.	1,022	17,897
BHP Billiton PLC	2,450	36,747
Brambles Ltd.	1,645	14,392
Caltex Australia Ltd.	601	13,987
Challenger Ltd.	2,261	18,457
Cochlear Ltd.	146	14,185
Commonwealth Bank of Australia	279	15,534
Computershare Ltd.	2,034	16,323
CSL Ltd.	193	14,722
DEXUS Property Group	2,138	14,511
DUET Group	7,869	14,215
Goodman Group	2,707	13,946
GPT Group (The)	3,762	13,308
Healthscope Ltd.	6,813	11,421
Incitec Pivot Ltd.	7,026	15,722
Insurance Australia Group Ltd.	3,610	15,101
Lendlease Group	1,466	15,036
Macquarie Group Ltd.	252	15,247
Mirvac Group	9,105	14,435
National Australia Bank Ltd.	748	15,887
Newcrest Mining Ltd.	908	15,833
Oil Search Ltd.	3,035	15,271
Origin Energy Ltd.	3,798	15,281
Qantas Airways Ltd.	6,229	14,499
QBE Insurance Group Ltd.	2,066	15,699
Ramsay Health Care Ltd.	250	13,919
Santos Ltd.	4,542	12,156
Scentre Group	4,152	13,259
SEEK Ltd.	1,258	13,977
Sonic Healthcare Ltd.	901	14,005
South32 Ltd.	10,307	20,065
Stockland	4,239	14,220
Suncorp Group Ltd.	1,653	15,019
Sydney Airport	2,851	13,540
Tatts Group Ltd.	5,414	16,697
Telstra Corp. Ltd.	3,966	15,000
Transurban Group	1,778	14,023
Treasury Wine Estates Ltd.	1,795	14,664
Vicinity Centres	6,478	14,110
Wesfarmers Ltd.	479	14,916

	Shares	Value
Australia–(continued)
Westfield Corp.	1,980	$13,370
Westpac Banking Corp.	705	16,294
Woodside Petroleum Ltd.	723	15,488
Woolworths Ltd.	846	15,174
		797,771

Austria–0.11%
Erste Group Bank AG	261	8,197
Voestalpine AG	207	7,324
		15,521

Belgium–0.25%
Ageas	205	7,488
Anheuser-Busch InBev SA/NV	58	6,657
KBC Groep N.V.(a)	114	6,947
Solvay S.A.	64	7,345
UCB S.A.	87	5,882
		34,319

Brazil–0.21%
Ambev S.A.	1,300	7,671
Engie Brasil Energia SA	600	7,624
Telefonica Brasil S.A.–Preference Shares	400	5,788
Ultrapar Participacoes S.A.	300	6,799
		27,882

Chile–0.58%
Banco de Chile	120,987	14,611
Banco de Credito e Inversiones (BCI)	1	27
Banco Santander Chile	182,957	10,449
Cencosud S.A.	2,485	8,217
Empresa Nacional de Electricidad S.A.	12,760	8,778
Empresas CMPC S.A.	3,968	8,595
Empresas COPEC S.A.	926	9,342
Enersis Américas S.A.	42,385	7,268
S.A.C.I. Falabella	1,439	11,290
		78,577

China–0.90%
AAC Technologies Holdings Inc.	1,284	12,220
Agricultural Bank of China Ltd.–Class H	18,000	7,590
Bank of China Ltd.–Class H	15,000	6,712
Bank of Communications Co. Ltd.–Class H	8,000	6,096
China Cinda Asset Management Co. Ltd.–Class H	18,000	6,476
China CITIC Bank Corp. Ltd.–Class H	11,000	7,106
China Conch Venture Holdings Ltd.	3,500	6,536
China Construction Bank Corp.–Class H	10,000	7,304
China Minsheng Banking Corp., Ltd.–Class H	6,000	6,838
China Mobile Ltd.	500	5,728
CITIC Ltd.	4,000	5,736

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Macro Long/Short Fund

	Shares	Value
China–(continued)
CSPC Pharmaceutical Group Ltd.	16,000	$16,587
Hengan International Group Co. Ltd.	817	6,505
Industrial & Commercial Bank of China Ltd.–Class H	11,000	6,606
Jiangsu Expressway Co. Ltd.–Class H	4,000	5,447
Tencent Holdings Ltd.	300	7,944
		121,431

Colombia–0.10%
Banco Davivienda S.A.–Preference Shares	695	7,073
Bancolombia S.A.–Preference Shares	626	5,942
		13,015

Czech Republic–0.10%
CEZ A.S.	361	6,796
Komercni Banka A.S.	175	6,410
		13,206

Denmark–0.60%
A.P. Møller — Maersk A/S–Class B	6	9,186
Carlsberg A/S–Class B	103	9,288
Coloplast A/S–Class B	123	8,573
Danske Bank A/S	327	10,096
Genmab A/S(a)	60	9,900
Novo Nordisk A/S–Class B	207	7,405
Novozymes A/S–Class B	207	7,689
Pandora A/S	75	9,763
Vestas Wind Systems A/S	112	8,984
		80,884

Finland–0.33%
Fortum Oyj	468	7,804
Kone Oyj–Class B	147	6,766
Nokia Oyj	1,296	5,787
Sampo Oyj–Class A	165	7,566
UPM-Kymmene Oyj	364	8,471
Wartsila OYJ Abp	174	7,526
		43,920

France–2.45%
Accor S.A.	183	6,948
Air Liquide S.A.	73	7,419
Airbus Group SE	122	7,244
Arkema S.A.	78	7,396
Atos SE	72	7,479
AXA S.A.	338	7,611
BNP Paribas S.A.	126	7,309
Bouygues S.A.	227	7,408
Bureau Veritas S.A.	324	6,121
Capgemini S.A.	76	6,297
Carrefour S.A.	268	7,037
Christian Dior SE	44	8,489
Cie Generale des Etablissements Michelin	70	7,579
Compagnie de Saint-Gobain	162	7,200

	Shares	Value
France–(continued)
Credit Agricole S.A.	753	$8,105
Danone	96	6,648
Dassault Systemes S.A.	83	6,577
Engie S.A.	438	6,320
Essilor International S.A.	56	6,284
Hermes International	17	6,888
Kering	37	8,207
Klepierre	159	6,504
L’Oreal S.A.	39	6,981
Legrand S.A.	127	7,171
LVMH Moet Hennessy Louis Vuitton S.E.	40	7,269
Orange S.A.	476	7,498
Pernod Ricard S.A.	64	7,612
Peugeot S.A.(a)	469	7,025
Publicis Groupe S.A.	95	6,518
Renault S.A.	81	7,044
Safran S.A.	105	7,211
Sanofi	86	6,689
Schneider Electric S.E.	105	7,047
SCOR S.E.	226	7,323
Societe Generale S.A.	196	7,629
Sodexo S.A.	61	7,090
SUEZ	456	7,227
Technip S.A.	124	8,194
Thales S.A.	85	8,003
TOTAL S.A.	138	6,604
Unibail-Rodamco S.E.	26	6,193
Valeo S.A.	135	7,780
Veolia Environnement S.A.	324	7,071
Vinci S.A.	95	6,868
Vivendi S.A.	377	7,623
Zodiac Aerospace	299	7,277
		330,017

Germany–1.86%
adidas AG	45	7,380
Allianz S.E.	48	7,482
BASF S.E.	92	8,110
Bayer AG	73	7,235
Bayerische Motoren Werke AG	82	7,144
Beiersdorf AG	73	6,427
Brenntag AG	132	7,056
Commerzbank AG	994	6,751
Continental AG	35	6,706
Daimler AG	110	7,838
Deutsche Bank AG(a)	489	7,062
Deutsche Lufthansa AG	607	7,759
Deutsche Post AG	226	7,004
Deutsche Telekom AG	432	7,040
Deutsche Wohnen AG	190	6,199
E.ON S.E.	707	5,161
Fresenius Medical Care AG & Co. KGaA	81	6,599

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Macro Long/Short Fund

	Shares	Value
Germany–(continued)
Fresenius S.E. & Co. KGaA	94	$6,938
GEA Group AG	132	5,104
HeidelbergCement AG	78	7,377
Henkel AG & Co. KGaA–Preference Shares	54	6,930
Infineon Technologies AG	436	7,828
K+S AG	345	6,980
Linde AG	42	6,930
Merck KGaA	67	6,889
Metro AG	233	6,980
Muenchener Rueckversicherungs-Gesellschaft AG	38	7,367
Porsche Automobil Holding S.E.–Preference Shares	142	7,658
ProSiebenSat.1 Media SE	166	7,154
RWE AG(a)	433	6,873
SAP S.E.	80	7,047
Siemens AG	59	6,700
Symrise AG	96	6,588
thyssenkrupp AG	315	7,293
Uniper SE(a)	1	9
Volkswagen AG–Preference Shares	49	6,734
Vonovia SE	184	6,490
		250,822

Hong Kong–3.00%
AIA Group Ltd.	2,400	15,148
Bank of East Asia, Ltd.(The)	3,600	14,480
Cheung Kong Infrastructure Holdings Ltd.	2,000	16,368
Cheung Kong Property Holdings Ltd.	2,000	14,815
CK Hutchison Holdings Ltd.	1,000	12,372
CLP Holdings Ltd.	1,500	15,244
Galaxy Entertainment Group Ltd.	4,000	16,427
Hang Lung Properties Ltd.	7,000	15,452
Hang Seng Bank Ltd.	900	16,231
Henderson Land Development Co. Ltd.	2,441	14,463
Hong Kong & China Gas Co., Ltd.	8,224	16,118
Hong Kong Exchanges & Clearing Ltd.	600	15,859
Hongkong Land Holdings Ltd.	2,400	16,080
Jardine Matheson Holdings Ltd.	200	12,164
Jardine Strategic Holdings Ltd.	500	17,513
Link REIT	2,000	14,261
MTR Corp. Ltd.	3,000	16,591
New World Development Co. Ltd.	12,000	14,962
Power Assets Holdings Ltd.	1,500	14,109
Sands China Ltd.	3,600	15,624
Sino Land Co. Ltd.	10,000	16,981
Sun Hung Kai Properties Ltd.	1,000	14,897
Swire Pacific Ltd.–Class A	1,500	15,599
Techtronic Industries Co. Ltd.	4,000	15,060
WH Group Ltd.–REGS(b)	27,500	22,304
Wharf (Holdings) Ltd.(The)	2,000	15,035
		404,157

	Shares	Value
Hungary–0.17%
MOL Hungarian Oil and Gas PLC	129	$8,299
OTP Bank Nyrt.	254	7,116
Richter Gedeon Nyrt	357	7,672
		23,087

India–0.17%
HDFC Bank Ltd.–ADR	105	7,432
Reliance Industries Ltd.–GDR–REGS(b)	235	7,449
Wipro Ltd.–ADR	765	7,398
		22,279

Indonesia–0.21%
PT Bank Central Asia Tbk	7,400	8,793
PT Telekomunikasi Indonesia Persero Tbk	20,100	6,489
PT Unilever Indonesia Tbk	1,800	6,136
PT Waskita Karya (Persero) Tbk	32,200	6,456
		27,874

Ireland–0.42%
Bank of Ireland(a)	31,616	6,750
CRH PLC	214	6,936
Experian PLC	1,579	30,315
Kerry Group PLC–Class A	84	6,099
Paddy Power Betfair PLC	60	6,211
		56,311

Italy–0.50%
Assicurazioni Generali S.p.A.	562	7,262
Atlantia S.p.A.	258	6,326
Enel S.p.A.	1,607	6,904
Eni S.p.A.	444	6,421
Intesa Sanpaolo S.p.A.	2,945	6,799
Luxottica Group S.p.A.	149	7,385
Snam S.p.A.	1,235	6,517
Telecom Italia S.p.A.(a)	7,709	6,720
Terna — Rete Elettrica Nazionale S.p.A.	1,391	6,821
UniCredit S.p.A.	2,767	6,849
		68,004

Japan–11.48%
AEON Co., Ltd.	700	9,699
Aisin Seiki Co., Ltd.	200	8,785
Ajinomoto Co., Inc.	500	11,128
ANA Holdings Inc.	4,000	11,260
Asahi Glass Co., Ltd.	2,000	14,018
Asahi Group Holdings, Ltd.	300	10,731
Asahi Kasei Corp.	1,000	9,024
Astellas Pharma Inc.	600	8,923
Bandai Namco Holdings Inc.	400	12,015
Bridgestone Corp.	300	11,180
Canon Inc.	300	8,616
Central Japan Railway Co.	100	17,013
Chubu Electric Power Co., Inc.	700	10,310

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Macro Long/Short Fund

	Shares	Value
Japan–(continued)
Chugai Pharmaceutical Co., Ltd.	300	$10,242
Dai Nippon Printing Co., Ltd.	1,000	10,037
Dai-ichi Life Holdings, Inc.	700	10,257
Daiichi Sankyo Co., Ltd.	400	9,622
Daikin Industries, Ltd.	100	9,594
Daito Trust Construction Co., Ltd.	100	16,760
Daiwa House Industry Co., Ltd.	400	11,008
Daiwa Securities Group Inc.	2,000	11,944
Denso Corp.	200	8,687
Dentsu Inc.	200	9,994
East Japan Railway Co.	100	8,817
Eisai Co., Ltd.	200	12,757
FANUC Corp.	100	18,738
Fuji Heavy Industries Ltd.	200	7,787
FUJIFILM Holdings Corp.	300	11,372
Fujitsu Ltd.	2,000	11,854
Hankyu Hanshin Holdings, Inc.	300	9,956
Hitachi, Ltd.	2,000	10,641
Honda Motor Co., Ltd.	300	8,975
Hoya Corp.	300	12,526
INPEX Corp.	1,200	11,162
Isuzu Motors Ltd.	900	11,129
ITOCHU Corp.	800	10,135
Japan Airlines Co. Ltd.	300	8,857
Japan Exchange Group Inc.	600	8,943
Japan Post Holdings Co., Ltd.	800	10,193
Japan Real Estate Investment Corp.	2	11,577
Japan Retail Fund Investment Corp.	4	9,085
Japan Tobacco, Inc.	300	11,426
JFE Holdings, Inc.	600	8,600
JX Holdings, Inc.	2,700	10,667
Kajima Corp.	2,000	13,522
Kansai Electric Power Co., Inc.(The)(a)	1,100	10,537
Kao Corp.	200	10,308
KDDI Corp.	300	9,132
Keio Corp.	1,000	8,287
Kintetsu Group Holdings Co., Ltd.	3,000	12,119
Kirin Holdings Co., Ltd.	600	10,342
Koito Manufacturing Co., Ltd.	200	10,428
Komatsu Ltd.	500	11,145
Kubota Corp.	700	11,284
Kyocera Corp.	200	9,730
Lawson, Inc.	100	7,610
Makita Corp.	200	13,865
Marubeni Corp.	2,100	11,051
Mazda Motor Corp.	600	9,849
MEIJI Holdings Co., Ltd.	100	9,994
Mitsubishi Chemical Holdings Corp.	1,600	10,514
Mitsubishi Corp.	500	10,924
Mitsubishi Electric Corp.	800	10,828
Mitsubishi Estate Co., Ltd.	1,000	19,822

	Shares	Value
Japan–(continued)
Mitsubishi Heavy Industries, Ltd.	2,000	$8,553
Mitsubishi UFJ Financial Group, Inc.	1,800	9,325
Mitsui & Co., Ltd.	800	11,105
Mizuho Financial Group, Inc.	5,700	9,610
MS&AD Insurance Group Holdings, Inc.	300	8,908
Murata Manufacturing Co., Ltd.	100	13,947
NEC Corp.	4,000	10,719
NGK Insulators, Ltd.	500	9,171
Nidec Corp.	100	9,698
Nikon Corp.	700	10,594
Nippon Building Fund Inc.	2	11,898
Nippon Paint Holdings Co., Ltd.	300	10,213
Nippon Steel & Sumitomo Metal Corp.	500	9,885
Nippon Telegraph & Telephone Corp.	200	8,888
Nissan Motor Co., Ltd.	1,000	10,171
Nitori Holdings Co., Ltd.	100	11,987
Nitto Denko Corp.	200	13,942
Nomura Holdings, Inc.	2,100	10,544
Nomura Real Estate Master Fund, Inc.	6	9,727
NTT Data Corp.	200	10,337
NTT DOCOMO, Inc.	400	10,072
Obayashi Corp.	1,100	10,626
Odakyu Electric Railway Co., Ltd.	500	10,214
Olympus Corp.	300	10,728
OMRON Corp.	300	11,529
Ono Pharmaceutical Co., Ltd.	400	10,173
Oriental Land Co., Ltd.	200	11,691
ORIX Corp.	700	11,118
Osaka Gas Co., Ltd.	3,000	12,477
Otsuka Holdings Co., Ltd.	200	8,767
Panasonic Corp.	1,000	10,437
Rakuten Inc.	800	9,250
Recruit Holdings Co., Ltd.	300	12,073
Resona Holdings, Inc.	2,200	9,758
Ricoh Co., Ltd.	1,100	8,979
Ryohin Keikaku Co., Ltd.	100	21,399
Santen Pharmaceutical Co., Ltd.	800	11,683
SECOM Co., Ltd.	100	7,221
Sekisui Chemical Co., Ltd.	700	11,027
Sekisui House, Ltd.	600	9,920
Seven & i Holdings Co., Ltd.	200	8,359
Shimano Inc.	100	17,127
Shimizu Corp.	1,000	8,897
Shin-Etsu Chemical Co., Ltd.	100	7,601
Shionogi & Co., Ltd.	200	9,855
Shiseido Co., Ltd.	400	10,329
SoftBank Group Corp.	200	12,591
Sompo Holdings, Inc.	300	9,716
Sony Corp.	300	9,494
Sumitomo Chemical Co., Ltd.	2,000	9,473
Sumitomo Corp.	900	10,365

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Macro Long/Short Fund

	Shares	Value
Japan–(continued)
Sumitomo Electric Industries, Ltd.	700	$10,352
Sumitomo Metal Mining Co., Ltd.	1,000	12,964
Sumitomo Mitsui Financial Group, Inc.	300	10,429
Sumitomo Mitsui Trust Holdings, Inc.	300	10,156
Suntory Beverage & Food Ltd.	200	8,738
Suzuki Motor Corp.	300	10,649
Sysmex Corp.	200	13,880
T&D Holdings, Inc.	900	10,884
Taisei Corp.	1,000	7,514
Takeda Pharmaceutical Co. Ltd.	200	8,955
TDK Corp.	200	13,815
Terumo Corp.	300	11,629
Tobu Railway Co., Ltd.	2,000	9,831
Tohoku Electric Power Co., Inc.	800	9,803
Tokio Marine Holdings, Inc.	300	11,840
Tokyo Electric Power Co. Holdings, Inc.(a)	2,400	9,338
Tokyo Electron Ltd.	100	9,048
Tokyo Gas Co., Ltd.	2,000	9,068
Tokyu Corp.	1,000	7,496
Toppan Printing Co., Ltd.	1,000	9,409
Toray Industries, Inc.	1,000	9,334
Toshiba Corp.(a)	3,000	10,878
TOTO Ltd.	300	11,995
Toyota Industries Corp.	200	9,162
Toyota Motor Corp.	200	11,554
Toyota Tsusho Corp.	400	9,457
Unicharm Corp.	400	9,530
West Japan Railway Co.	200	12,343
Yahoo! Japan Corp.	2,500	9,608
Yamato Holdings Co., Ltd.	400	9,136
		1,548,301

Luxembourg–0.12%
ArcelorMittal S.A.(a)	1,198	8,034
Tenaris S.A.	541	7,641
		15,675

Malaysia–1.64%
Axiata Group Bhd.	5,968	7,000
CIMB Group Holdings Bhd.	5,900	7,075
DiGi.Com Bhd.	7,300	8,759
Gamuda Bhd.	6,800	7,960
Genting Malaysia Bhd.	6,100	6,922
Hap Seng Consolidated Bhd.	4,700	8,722
IHH Healthcare Bhd.	7,421	11,323
IJM Corp. Bhd.	10,158	7,992
IOI Corp. Bhd.	6,200	6,642
Kuala Lumpur Kepong Bhd.	2,000	11,425
Malayan Banking Bhd.	5,919	11,142
Maxis Bhd.	5,781	8,214
MISC Bhd.	4,624	8,290
Petronas Chemicals Group Bhd.	5,100	8,511

	Shares	Value
Malaysia–(continued)
Petronas Dagangan Bhd.	2,000	$11,138
Petronas Gas Bhd.	2,000	10,522
Public Bank Bhd.	3,885	18,395
RHB Bank Bhd.	6,300	7,255
Sime Darby Bhd.	3,305	6,453
Telekom Malaysia Bhd.	11,691	18,229
Tenaga Nasional Bhd.	3,622	12,383
Westports Holdings Bhd.	9,000	9,449
YTL Corp. Bhd.	21,100	7,998
		221,799

Mexico–1.28%
Alfa, S.A.B. de C.V.–Class A	4,600	6,979
America Movil S.A.B. de C.V.–Series L	10,840	7,180
Arca Continental S.A.B. de C.V.	1,332	8,277
Coca-Cola Femsa, S.A.B. de C.V.–Series L	1,200	9,010
Fibra Uno Administracion S.A. de C.V.	4,900	9,324
Fomento Economico Mexicano, S.A.B. de C.V.–Series BD(c)	1,000	9,588
Gruma, S.A.B. de C.V. –Class B	525	7,297
Grupo Aeroportuario del Pacífico, S.A.B. de C.V.–Class B	800	7,728
Grupo Aeroportuario del Sureste, S.A.B. de C.V.–Class B	555	8,835
Grupo Bimbo, S.A.B. de C.V.–Series A	2,700	7,279
Grupo Elektra, S.A.B. de C.V.	425	5,881
Grupo Financiero Banorte S.A.B. de C.V.–Class O	1,200	7,079
Grupo Financiero Inbursa, S.A.B. de C.V.–Class O	3,900	6,355
Grupo Financiero Santander Mexico, S.A.B. de C.V.–Class B	3,900	7,063
Grupo Lala, S.A.B. de C.V.	3,700	6,880
Grupo Mexico S.A.B. de C.V.–Series B	2,900	7,119
Grupo Televisa S.A.B.–Series CPO(d)	1,400	6,878
Infraestructura Enérgetica Nova, S.A.B. de C.V.	2,000	8,835
Kimberly-Clark de Mexico, S.A.B. de C.V.–Class A	3,200	6,895
Mexichem S.A.B. de C.V.	3,000	7,169
Nemak, S.A.B. de C.V.–REGS(b)	7,600	7,913
Promotora y Operadora de Infraestructura, S.A.B. de C.V.	645	7,195
Wal-Mart de México, S.A.B. de C.V.–Series V	3,024	6,396
		173,155

Netherlands–0.84%
Aegon N.V.	1,769	7,616
Akzo Nobel N.V.	109	7,039
ASML Holding N.V.	71	7,521
Gemalto N.V.	102	5,527
Heineken Holding N.V.	86	6,619
Heineken N.V.	78	6,421
ING Groep N.V.	540	7,099

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Macro Long/Short Fund

	Shares	Value
Netherlands–(continued)
Koninklijke Ahold Delhaize N.V.	304	$6,939
Koninklijke DSM N.V.	101	6,489
Koninklijke KPN N.V.	2,248	7,332
Koninklijke Philips N.V.	263	7,920
NN Group N.V.	242	7,292
NXP Semiconductors N.V.(a)	86	8,600
Randstad Holding N.V.	156	8,024
Steinhoff International Holdings N.V.	1,204	6,500
Wolters Kluwer N.V.	178	6,883
		113,821

New Zealand–0.41%
Auckland International Airport Ltd.	2,846	13,411
Fisher & Paykel Healthcare Corp. Ltd.	2,118	13,418
Fletcher Building Ltd.	1,972	14,622
Spark New Zealand Ltd.	5,378	14,075
		55,526

Norway–0.29%
DNB ASA	777	11,237
Orkla ASA	1,013	9,560
Statoil ASA	588	9,582
Telenor ASA	542	8,626
		39,005

Philippines–0.52%
Aboitiz Equity Ventures Inc.	4,520	7,277
Ayala Corp.	360	6,204
Bank of the Philippine Islands	4,290	8,952
BDO Unibank, Inc.	3,200	7,450
GT Capital Holdings, Inc.	240	6,494
Jollibee Foods Corp.	1,560	7,663
Metro Pacific Investments Corp.	47,100	6,999
Puregold Price Club, Inc.	6,800	5,719
SM Investments Corp.	465	6,450
Universal Robina Corp.	1,920	7,228
		70,436

Poland–0.14%
Orange Polska S.A.	4,338	6,192
Polski Koncern Naftowy ORLEN S.A.	352	6,981
Powszechny Zaklad Ubezpieczen S.A.	867	6,020
		19,193

Portugal–0.05%
EDP — Energias de Portugal, S.A.	2,038	6,736

Qatar–0.11%
Masraf Al Rayan Q.S.C.	686	6,518
Qatar National Bank S.A.Q.	198	8,700
		15,218

Russia–0.05%
PhosAgro PJSC–GDR–REGS(b)	498	6,175

	Shares	Value
Singapore–1.47%
Ascendas REIT	8,500	$14,481
Broadcom Ltd.	37	6,300
CapitaLand Ltd.	6,700	14,844
City Developments Ltd.	2,400	14,647
ComfortDelGro Corp. Ltd.	7,300	13,329
DBS Group Holdings Ltd.	1,400	15,056
Keppel Corp. Ltd.	4,000	15,130
Oversea-Chinese Banking Corp. Ltd.	2,400	14,605
Singapore Airlines Ltd.	2,000	14,563
Singapore Exchange Ltd.	2,800	14,270
Singapore Press Holdings Ltd.	5,500	14,685
Singapore Telecommunications Ltd.	5,200	14,463
United Overseas Bank Ltd.	1,200	16,181
Wilmar International Ltd.	6,700	15,942
		198,496

South Africa–0.17%
Life Healthcare Group Holdings Ltd.	2,646	7,065
Mondi Ltd.	322	6,293
Vodacom Group Ltd.	866	9,342
		22,700

South Korea–1.14%
CJ CheilJedang Corp.	19	5,799
DGB Financial Group Inc.	923	7,735
E-MART Inc.	51	7,238
GS Holdings Corp.	145	6,461
Hanwha Life Insurance Co., Ltd.	1,418	7,742
Hyundai Department Store Co., Ltd.	58	5,958
Hyundai Home Shopping Network Corp.	64	6,351
Hyundai Mobis Co., Ltd.	25	5,989
Hyundai Motor Co.	54	6,597
Industrial Bank of Korea	631	7,282
Kangwon Land Inc.	179	5,939
KB Financial Group Inc.	244	9,040
Kia Motors Corp.	166	5,896
Korea Electric Power Corp.	136	5,869
Korea Gas Corp.	163	6,594
Korea Zinc Co., Ltd.	15	5,958
KT Corp.	413	11,653
LG Corp.	103	5,509
Samsung Electronics Co., Ltd.	5	7,133
Shinhan Financial Group Co., Ltd.	192	7,392
SK Telecom Co., Ltd.	37	7,252
Woori Bank	777	8,478
		153,865

Spain–0.86%
Abertis Infraestructuras S.A.	437	6,496
Aena S.A.–REGS(b)	54	7,929
Amadeus IT Group S.A.	162	7,647
Banco Bilbao Vizcaya Argentaria, S.A.	1,140	8,216
Banco de Sabadell S.A.	5,236	6,991

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Macro Long/Short Fund

	Shares	Value
Spain–(continued)
Banco Santander S.A.	1,607	$7,872
CaixaBank S.A.	2,718	8,226
Enagas S.A.	230	6,603
Ferrovial, S.A.	338	6,570
Ferrovial, S.A.–Rts.(a)	338	145
Gas Natural SDG, S.A.	335	6,610
Grifols S.A.	336	6,643
Iberdrola S.A.	1,041	7,095
Industria de Diseno Textil, S.A.	205	7,166
Red Eléctrica Corp. S.A.	320	6,668
Repsol S.A.	552	7,714
Telefónica, S.A.	721	7,346
		115,937

Sweden–1.00%
Assa Abloy AB–Class B	476	8,649
Atlas Copco AB–Class A	331	9,694
Hennes & Mauritz AB–Class B	321	9,031
Hexagon AB–Class B	227	7,931
Investor AB–Class B	266	9,443
Nordea Bank AB	950	9,973
Sandvik AB	869	9,864
Skandinaviska Enskilda Banken AB–Class A	959	9,662
Skanska AB–Class B	421	9,145
Svenska Cellulosa AB SCA–Class B	308	8,727
Svenska Handelsbanken AB–Class A	710	9,672
Swedbank AB–Class A	411	9,619
Telefonaktiebolaget LM Ericsson–Class B	1,298	6,315
Telia Co. AB	2,094	8,359
Volvo AB–Class B	877	9,406
		135,490

Switzerland–2.08%
ABB Ltd.	426	8,766
Actelion Ltd.	56	8,093
Adecco Group AG (The)	164	9,739
Cie Financiere Richemont S.A.	165	10,613
Credit Suisse Group AG	746	10,398
Geberit AG	22	9,300
Givaudan S.A.	5	9,664
Glencore PLC(a)	13,423	40,901
Julius Baer Group Ltd.	208	8,417
Kuehne + Nagel International AG	68	9,212
LafargeHolcim Ltd.	178	9,507
Nestle S.A.	123	8,918
Novartis AG	117	8,310
Roche Holding AG	37	8,490
Schindler Holding AG–Participation Ctfs.	50	9,292
SGS S.A.	4	8,109
Sika AG	2	9,612
Swatch Group AG (The)	36	10,830
Swiss Re AG	111	10,309

	Shares	Value
Switzerland–(continued)
Swisscom AG	20	$9,138
Syngenta AG	23	9,233
TE Connectivity Ltd.	95	5,973
UBS Group AG	675	9,550
Wolseley PLC	550	28,574
Zurich Insurance Group AG	37	9,680
		280,628

Taiwan–2.62%
Aerospace Industrial Development Corp.	6,000	7,605
Asia Cement Corp.	7,450	6,495
Asustek Computer Inc.	1,000	8,748
Cathay Financial Holding Co., Ltd.	4,758	6,174
Chailease Holding Co. Ltd.	4,000	6,915
Chang Hwa Commercial Bank, Ltd.	19,000	9,710
Cheng Shin Rubber Industry Co., Ltd.	3,000	6,103
China Airlines Ltd.	26,000	7,860
China Development Financial Holding Corp.	31,224	7,817
China Life Insurance Co., Ltd.	8,000	7,375
China Steel Corp.	10,409	7,520
Chunghwa Telecom Co., Ltd.	3,551	12,164
Compal Electronics Inc.	11,000	6,545
CTBC Financial Holding Co. Ltd.	14,325	7,717
E.Sun Financial Holding Co. Ltd.	13,628	7,740
EVA Airways Corp.	13,000	6,262
Far Eastern New Century Corp.	9,691	7,499
Far EasTone Telecommunications Co., Ltd.	4,267	10,087
First Financial Holding Co., Ltd.	25,286	13,261
Formosa Chemicals & Fibre Corp.	2,267	6,746
Formosa Petrochemical Corp.	2,000	6,686
Formosa Plastics Corp.	3,734	10,105
Foxconn Technology Co. Ltd.	2,000	5,805
Fubon Financial Holding Co., Ltd.	5,000	7,082
Hon Hai Precision Industry Co., Ltd.	3,222	8,694
Hua Nan Financial Holdings Co., Ltd.	20,367	10,348
Mega Financial Holding Co., Ltd.	12,000	8,202
Nan Ya Plastics Corp.	4,384	9,127
Powertech Technology Inc.	2,000	5,710
President Chain Store Corp.	1,000	7,479
Qisda Corp.	15,000	6,322
Quanta Computer Inc.	3,000	6,059
Shin Kong Financial Holding Co., Ltd.(a)	34,412	7,459
Simplo Technology Co., Ltd.	2,000	6,179
SinoPac Financial Holdings Co., Ltd.	27,572	7,951
Synnex Technology International Corp.	6,350	6,763
Taishin Financial Holding Co., Ltd.	22,343	8,166
Taiwan Cooperative Financial Holding Co. Ltd.	27,602	12,105
Taiwan Mobile Co., Ltd.	3,217	11,246
Taiwan Semiconductor Manufacturing Co. Ltd.	1,750	10,453
Uni-President Enterprises Corp.	4,105	7,948
United Microelectronics Corp.	18,000	6,718
WPG Holdings Ltd.	7,068	8,287

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Macro Long/Short Fund

	Shares	Value
Taiwan–(continued)
Yuanta Financial Holding Co., Ltd.	20,752	$7,748
		352,985

Thailand–1.16%
Airports of Thailand PCL	700	7,613
Bangchak Petroleum PCL (The)	6,800	5,864
Bangkok Airways PCL	9,600	6,824
Bangkok Bank PCL	1,700	7,729
Bangkok Dusit Medical Services PCL	14,900	9,684
BTS Group Holdings PCL	35,000	8,543
Central Pattana PCL	4,300	6,874
CP ALL PCL	3,900	6,763
Electricity Generating PCL	1,600	8,907
Global Power Synergy PCL	6,800	6,881
Home Product Center PCL	22,033	6,353
IRPC PCL	46,000	6,277
Kasikornbank PCL	1,200	5,882
Krung Thai Bank PCL	14,200	6,962
Land and Houses PCL	25,700	6,717
Muangthai Leasing PCL	14,000	7,514
Pruksa Real Estate PCL	8,700	5,737
Siam Cement PCL (The)	550	7,913
Siam Commercial Bank PCL (The)	1,500	6,133
Thai Beverage PCL	31,000	21,477
		156,647

Turkey–0.23%
BIM Birlesik Magazalar A.S.	400	6,500
Enka Insaat ve Sanayi A.S.	4,197	6,386
Petkim PetroKimya Holding A.S.	4,237	5,738
Turk Telekomunikasyon A.S.	3,228	5,951
Turkcell Iletisim Hizmetleri A.S.(a)	1,826	5,869
		30,444

United Arab Emirates–0.05%
Dubai Islamic Bank PJSC	4,488	6,403

United Kingdom–9.81%
Anglo American PLC(a)	3,020	41,700
Associated British Foods PLC	774	23,321
AstraZeneca PLC	494	27,698
Aviva PLC	5,596	30,253
BAE Systems PLC	4,411	29,251
Barclays PLC	13,996	32,455
BP PLC	5,660	33,419
British American Tobacco PLC	502	28,822
BT Group PLC	6,199	28,484
Centrica PLC	10,341	27,108
CNH Industrial N.V.	966	7,494
Compass Group PLC	1,666	30,125
Delphi Automotive PLC	90	5,856
Diageo PLC	1,137	30,266
Fiat Chrysler Automobiles N.V.	1,057	7,739

	Shares	Value
United Kingdom–(continued)
GlaxoSmithKline PLC	1,484	$29,328
HSBC Holdings PLC	4,199	31,578
Imperial Brands PLC	590	28,510
International Consolidated Airlines Group, S.A.	5,744	30,486
ITV PLC	11,667	24,291
Kingfisher PLC	6,505	28,702
Land Securities Group PLC	2,222	27,120
Legal & General Group PLC	11,273	28,822
Lloyds Banking Group PLC	40,024	27,986
London Stock Exchange Group PLC	882	30,260
Marks & Spencer Group PLC	6,890	28,650
National Grid PLC	2,279	29,678
Next PLC	429	25,243
Old Mutual PLC	12,152	29,867
Pearson PLC	2,780	25,693
Prudential PLC	1,732	28,235
Reckitt Benckiser Group PLC	325	29,057
RELX N.V.	408	6,875
RELX PLC	1,670	29,796
Rio Tinto Ltd.	428	17,598
Rio Tinto PLC	1,048	36,328
Rolls-Royce Holdings PLC	3,113	27,678
Rolls-Royce Holdings PLC–Preference Shares(a)	143,198	175
Royal Bank of Scotland Group PLC(a)	11,941	27,569
Royal Dutch Shell PLC–Class A	1,292	32,147
Sky PLC	2,845	28,416
Smith & Nephew PLC	1,965	28,311
SSE PLC	1,575	30,666
Standard Chartered PLC(a)	3,689	32,084
Standard Life PLC	6,618	27,256
Tesco PLC(a)	14,212	36,655
Unilever N.V.	153	6,407
Unilever PLC	677	28,319
Vodafone Group PLC	10,674	29,303
WPP PLC	1,370	29,763
		1,322,843

United States–22.20%
3M Co.	34	5,620
Abbott Laboratories	149	5,847
AbbVie Inc.	93	5,188
ABM Industries Inc.	385	15,046
Acadia Realty Trust	400	13,476
Accenture PLC–Class A	51	5,928
Activision Blizzard, Inc.	145	6,260
Adobe Systems Inc.(a)	61	6,558
AdvanSix Inc.(a)	2	32
Aetna Inc.	50	5,368
Aflac, Inc.	87	5,992
Agree Realty Corp.	313	15,134
Air Products and Chemicals, Inc.	40	5,337
Alexion Pharmaceuticals, Inc.(a)	50	6,525

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Macro Long/Short Fund

	Shares	Value
United States–(continued)
Allergan PLC(a)	24	$5,015
ALLETE, Inc.	249	15,261
Allstate Corp.(The)	91	6,179
Alphabet Inc.–Class A(a)	8	6,479
Altria Group, Inc.	94	6,215
Amazon.com, Inc.(a)	8	6,319
American Airlines Group Inc.	170	6,902
American Assets Trust, Inc.	330	13,104
American Electric Power Co., Inc.	95	6,160
American Express Co.	92	6,111
American International Group, Inc.	101	6,232
American States Water Co.	285	11,394
American Tower Corp.–Class A	56	6,563
Ameriprise Financial, Inc.	58	5,127
Ameris Bancorp	339	12,306
AMERISAFE, Inc.	205	11,398
AmerisourceBergen Corp.	70	4,922
Amgen Inc.	36	5,082
Anadarko Petroleum Corp.	117	6,954
Analog Devices, Inc.	106	6,795
Analogic Corp.	124	10,149
Anthem, Inc.	50	6,093
Aon PLC	53	5,874
Apache Corp.	120	7,138
Apple Inc.	55	6,245
Applied Industrial Technologies, Inc.	284	14,427
Applied Materials, Inc.	206	5,990
Archer-Daniels-Midland Co.	138	6,013
Astoria Financial Corp.	822	12,026
AT&T Inc.	156	5,739
ATN International, Inc.	181	12,243
Automatic Data Processing, Inc.	69	6,007
AutoZone, Inc.(a)	8	5,937
AvalonBay Communities, Inc.	35	5,991
Avista Corp.	360	14,904
Badger Meter, Inc.	304	9,774
Baker Hughes Inc.	126	6,980
Bank Mutual Corp.	1,570	12,246
Bank of America Corp.	387	6,385
Bank of New York Mellon Corp.(The)	145	6,274
Baxter International Inc.	134	6,377
BB&T Corp.	163	6,390
Becton, Dickinson and Co.	36	6,045
Berkshire Hathaway Inc.–Class B(a)	42	6,061
Biglari Holdings, Inc.(a)	26	11,393
Biogen Inc.(a)	21	5,884
BlackRock, Inc.	16	5,460
Bob Evans Farms, Inc.	295	12,160
Boeing Co.(The)	46	6,552
Boston Properties, Inc.	45	5,422
Boston Scientific Corp.(a)	264	5,808

	Shares	Value
United States–(continued)
Bristol-Myers Squibb Co.	110	$5,600
Brookline Bancorp, Inc.	1,069	13,683
Cabot Microelectronics Corp.	226	12,489
California Water Service Group	379	11,749
Callaway Golf Co.	925	9,444
Capital One Financial Corp.	84	6,219
Capstead Mortgage Corp.	1,425	13,552
Cardinal Financial Corp.	423	11,116
Cardinal Health, Inc.	75	5,152
Carnival Corp.	123	6,039
Caterpillar Inc.	75	6,259
CBS Corp.–Class B	115	6,511
Cedar Realty Trust Inc.	1,661	11,245
Celgene Corp.(a)	54	5,518
CenturyLink Inc.	220	5,848
Charles Schwab Corp.(The)	202	6,403
Charter Communications, Inc.–Class A(a)	23	5,747
Chevron Corp.	60	6,285
Chubb Ltd.	45	5,715
Cigna Corp.	49	5,823
Cisco Systems, Inc.	199	6,105
Citigroup Inc.	137	6,734
City Holding Co.	268	14,008
CME Group Inc.–Class A	56	5,606
Coca-Cola Co.(The)	135	5,724
Cognizant Technology Solutions Corp.– Class A(a)	101	5,186
Colgate-Palmolive Co.	87	6,208
Comcast Corp.–Class A	97	5,997
Community Bank System, Inc.	278	13,097
ConocoPhillips	151	6,561
Consolidated Edison, Inc.	83	6,271
Constellation Brands, Inc.–Class A	39	6,518
CoreSite Realty Corp.	147	10,840
Corning Inc.	286	6,495
Costco Wholesale Corp.	39	5,767
Cousins Properties, Inc.	2,268	17,626
Crown Castle International Corp.	68	6,187
CSX Corp.	233	7,109
Cummins Inc.	53	6,774
CVB Financial Corp.	624	10,471
CVS Health Corp.	60	5,046
Danaher Corp.	78	6,127
Deere & Co.	70	6,181
Delta Air Lines, Inc.	167	6,976
Deltic Timber Corp.	175	9,831
Devon Energy Corp.	140	5,305
Dime Community Bancshares, Inc.	769	12,458
DineEquity, Inc.	175	13,842
Discover Financial Services	107	6,027
Dollar General Corp.	84	5,804

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Macro Long/Short Fund

	Shares	Value
United States–(continued)
Dominion Resources, Inc.	84	$6,317
Dorman Products, Inc.(a)	170	10,921
Dow Chemical Co.(The)	113	6,081
Drew Industries, Inc.	115	10,298
Duke Energy Corp.	79	6,322
E. I. du Pont de Nemours and Co.	88	6,054
EastGroup Properties, Inc.	203	13,786
Eaton Corp. PLC	91	5,803
eBay Inc.(a)	192	5,474
Ecolab Inc.	49	5,594
Edison International	80	5,878
Edwards Lifesciences Corp.(a)	53	5,047
El Paso Electric Co.	304	14,045
Electronic Arts Inc.(a)	79	6,203
Eli Lilly and Co.	78	5,760
Emerson Electric Co.	116	5,879
EOG Resources, Inc.	73	6,601
Equinix, Inc.	17	6,074
Equity Residential	93	5,743
ESCO Technologies Inc.	319	14,211
Exelon Corp.	178	6,064
ExlService Holdings, Inc.(a)	215	9,466
Exponent, Inc.	230	13,167
Express Scripts Holding Co.(a)	82	5,527
Exxon Mobil Corp.	72	5,999
Facebook Inc.–Class A(a)	49	6,419
FedEx Corp.	35	6,101
Fidelity National Information Services, Inc.	80	5,914
First Commonwealth Financial Corp.	1,108	11,257
First Financial Bancorp.	548	11,782
First Midwest Bancorp, Inc.	561	10,833
Fiserv, Inc.(a)	57	5,613
Ford Motor Co.	496	5,823
Forrester Research, Inc.	285	10,616
Franklin Street Properties Corp.	949	10,980
G & K Services, Inc.–Class A	169	16,004
General Dynamics Corp.	43	6,482
General Electric Co.	195	5,675
General Mills, Inc.	87	5,392
General Motors Co.	200	6,320
Getty Realty Corp.	749	17,025
Gilead Sciences, Inc.	80	5,890
Goldman Sachs Group, Inc.(The)	37	6,595
Government Properties Income Trust	474	9,072
Griffon Corp.	691	11,540
H.B. Fuller Co.	258	10,854
Halliburton Co.	141	6,486
Haverty Furniture Cos., Inc.	528	9,372
HCA Holdings, Inc.(a)	81	6,199
HCP, Inc.	158	5,412
Healthcare Services Group, Inc.	359	13,272

	Shares	Value
United States–(continued)
Hess Corp.	116	$5,565
Hewlett Packard Enterprise Co.	280	6,292
Hillenbrand, Inc.	380	11,533
Hilton Worldwide Holdings Inc.	261	5,899
Home Depot, Inc.(The)	44	5,368
Honeywell International Inc.	50	5,484
Horace Mann Educators Corp.	366	13,158
HP Inc.	449	6,506
Humana Inc.	32	5,489
Illinois Tool Works Inc.	54	6,133
Illumina, Inc.(a)	37	5,037
Independent Bank Corp.	212	11,692
Infinity Property & Casualty Corp.	192	15,734
Ingersoll-Rand PLC	92	6,191
Innospec Inc.	183	11,026
Integra LifeSciences Holdings Corp.(a)	149	11,847
Intel Corp.	172	5,998
Intercontinental Exchange, Inc.	21	5,678
International Business Machines Corp.	39	5,994
International Paper Co.	126	5,674
Intuit Inc.	54	5,872
Intuitive Surgical, Inc.(a)	9	6,049
J & J Snack Foods Corp.	134	16,368
Johnson & Johnson	50	5,799
JPMorgan Chase & Co.	97	6,718
Kaiser Aluminum Corp.	148	10,729
Kaman Corp.	344	15,019
Kellogg Co.	79	5,935
Kimberly-Clark Corp.	45	5,148
Kinder Morgan Inc.	283	5,782
Kite Realty Group Trust	484	12,066
Kraft Heinz Co.(The)	71	6,315
Kroger Co.(The)	191	5,917
Las Vegas Sands Corp.	114	6,598
Lexington Realty Trust	1,241	12,584
LinkedIn Corp.–Class A(a)	32	6,067
Littelfuse, Inc.	91	12,694
Lockheed Martin Corp.	24	5,913
Lowe’s Cos., Inc.	75	4,999
LTC Properties, Inc.	305	15,284
LyondellBasell Industries N.V.–Class A	77	6,125
ManTech International Corp.–Class A	272	10,562
Marathon Petroleum Corp.	158	6,887
Marcus Corp.(The)	491	13,011
Marsh & McLennan Cos., Inc.	91	5,768
Mastercard Inc.–Class A	60	6,421
Matthews International Corp.–Class A	215	12,878
McDonald’s Corp.	51	5,741
McKesson Corp.	32	4,069
Mead Johnson Nutrition Co.	76	5,683
Medifast, Inc.	291	11,948

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Macro Long/Short Fund

	Shares	Value
United States–(continued)
Medtronic PLC	70	$5,741
Merck & Co., Inc.	102	5,989
Meridian Bioscience, Inc.	599	9,854
MetLife, Inc.	131	6,152
Microsoft Corp.	107	6,411
MKS Instruments, Inc.	246	12,411
Mondelez International, Inc.–Class A	133	5,977
Monro Muffler Brake, Inc.	194	10,670
Monsanto Co.	54	5,442
Monster Beverage Corp.(a)	39	5,629
Morgan Stanley	194	6,513
Mueller Industries, Inc.	349	10,571
Mylan N.V.(a)	155	5,658
National Presto Industries, Inc.	117	10,208
Navigators Group, Inc.(The)	151	14,073
NBT Bancorp Inc.	403	13,585
Neenah Paper, Inc.	167	13,343
Netflix Inc.(a)	58	7,242
Newell Brands, Inc.	115	5,522
NextEra Energy, Inc.	47	6,016
NIKE, Inc.–Class B	110	5,520
Noble Energy, Inc.	167	5,756
Norfolk Southern Corp.	65	6,045
Northern Trust Corp.	85	6,156
Northfield Bancorp, Inc.	1,193	19,625
Northrop Grumman Corp.	28	6,412
Northwest Bancshares, Inc.	1,047	16,480
Northwest Natural Gas Co.	248	14,582
Nucor Corp.	121	5,911
NVIDIA Corp.	99	7,045
O’Reilly Automotive, Inc.(a)	22	5,818
Occidental Petroleum Corp.	81	5,906
Old National Bancorp	811	11,922
Omnicom Group Inc.	75	5,986
Oracle Corp.	157	6,032
Oritani Financial Corp.	908	14,210
PACCAR Inc.	111	6,096
Parkway, Inc.(a)	283	5,100
PayPal Holdings, Inc.(a)	167	6,957
PepsiCo, Inc.	59	6,325
Perrigo Co. PLC	68	5,657
PetMed Express, Inc.	622	12,359
Pfizer Inc.	174	5,518
PG&E Corp.	95	5,901
Philip Morris International Inc.	57	5,497
Phillips 66	73	5,924
Pioneer Natural Resources Co.	34	6,087
PNC Financial Services Group, Inc.(The)	69	6,596
Popeyes Louisiana Kitchen, Inc.(a)	211	11,263
PPG Industries, Inc.	58	5,402
PPL Corp.	177	6,078

	Shares	Value
United States–(continued)
Praxair, Inc.	50	$5,853
Priceline Group Inc.(The)(a)	4	5,897
ProAssurance Corp.	347	18,495
Procter & Gamble Co.(The)	71	6,163
Prologis, Inc.	124	6,468
Provident Financial Services, Inc.	688	15,611
Prudential Financial, Inc.	78	6,614
PS Business Parks, Inc.	151	16,578
Public Service Enterprise Group Inc.	133	5,597
Public Storage	27	5,770
QUALCOMM, Inc.	97	6,666
Raytheon Co.	43	5,874
Regeneron Pharmaceuticals, Inc.(a)	15	5,175
Retail Opportunity Investments Corp.	695	13,976
Reynolds American Inc.	115	6,334
RLI Corp.	202	11,259
Ross Stores, Inc.	98	6,129
Ruth’s Hospitality Group, Inc.	724	11,475
S&P Global Inc.	50	6,092
S&T Bancorp, Inc.	398	12,493
Safety Insurance Group, Inc.	212	14,352
salesforce.com, inc.(a)	82	6,163
Samsonite International S.A.	4,588	14,435
Saul Centers, Inc.	203	12,277
Schlumberger Ltd.	79	6,180
Scholastic Corp.	300	11,475
Selective Insurance Group, Inc.	330	12,193
Sempra Energy	55	5,890
Sherwin-Williams Co.(The)	21	5,142
Shire PLC	509	28,738
Simon Property Group, Inc.	30	5,579
Simpson Manufacturing Co., Inc.	350	14,980
South Jersey Industries, Inc.	380	11,267
Southern Co.(The)	122	6,292
Southwest Airlines Co.	168	6,728
Spectra Energy Corp.	171	7,150
Spire, Inc.	261	16,391
St. Jude Medical, Inc.	80	6,227
Standex International Corp.	130	9,932
Starbucks Corp.	101	5,360
State Street Corp.	92	6,459
Sterling Bancorp	642	11,556
Stewart Information Services Corp.	262	11,777
Stryker Corp.	51	5,883
SunTrust Banks, Inc.	139	6,287
Sykes Enterprises, Inc.(a)	404	10,803
Synchrony Financial	206	5,890
Sysco Corp.	119	5,726
T. Rowe Price Group Inc.	82	5,249
Target Corp.	88	6,048
TeleTech Holdings, Inc.	409	11,493

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Macro Long/Short Fund

	Shares	Value
United States–(continued)
Tennant Co.	177	$11,142
Tetra Tech, Inc.	348	13,381
Texas Instruments Inc.	88	6,235
Thermo Fisher Scientific, Inc.	38	5,587
Time Warner Inc.	80	7,119
TJX Cos., Inc. (The)	79	5,826
Tompkins Financial Corp.	156	12,368
Travelers Cos., Inc. (The)	54	5,842
TrustCo Bank Corp NY	1,683	11,781
Twenty-First Century Fox, Inc. –Class A	253	6,646
U.S. Bancorp	137	6,132
UMB Financial Corp.	187	11,603
UniFirst Corp.	105	12,862
Union Pacific Corp.	67	5,908
United Bankshares, Inc.	301	11,348
United Community Banks, Inc.	571	12,316
United Fire Group, Inc.	249	9,840
United Parcel Service, Inc.–Class B	59	6,358
United Technologies Corp.	61	6,234
UnitedHealth Group Inc.	44	6,219
Universal Corp.	196	10,623
Universal Health Realty Income Trust	214	12,562
Urstadt Biddle Properties Inc.–Class A	583	12,534
Valero Energy Corp.	109	6,457
Ventas, Inc.	90	6,097
Verizon Communications Inc.	115	5,532
Versum Materials, Inc.(a)	20	454
Vertex Pharmaceuticals Inc.(a)	66	5,007
VF Corp.	103	5,584
Viacom Inc.–Class B	155	5,822
Visa Inc.–Class A	73	6,023
Vornado Realty Trust	64	5,938

	Shares	Value
United States–(continued)
Wal-Mart Stores, Inc.	89	$6,232
Walgreens Boots Alliance, Inc.	73	6,039
Walt Disney Co. (The)	60	5,561
Waste Management, Inc.	95	6,238
Watts Water Technologies, Inc. -Class A	161	9,660
WD-40 Co.	125	13,328
Wells Fargo & Co.	116	5,337
Welltower Inc.	80	5,482
Westamerica Bancorp.	241	11,944
Western Digital Corp.	132	7,714
Weyerhaeuser Co.	186	5,567
Williams Cos., Inc. (The)	218	6,366
Xcel Energy, Inc.	149	6,191
Yahoo! Inc.(a)	143	5,942
Yum! Brands, Inc.	70	6,040
Zimmer Biomet Holdings, Inc.	50	5,270
Zoetis Inc.	126	6,023
		2,994,511
Total Common Stocks & Other Equity Interests (Cost $10,209,998)		10,465,066

Money Market Funds–14.86%
Government & Agency Portfolio–Institutional Class, 0.29%(e)	1,202,576	1,202,576
Treasury Portfolio–Institutional Class, 0.22%(e)	801,718	801,718
Total Money Market Funds (Cost $2,004,294)		2,004,294
TOTAL INVESTMENTS–92.46% (Cost $12,214,292)		12,469,360
OTHER ASSETS LESS LIABILITIES–7.54%		1,017,530
NET ASSETS–100.00%		$13,486,890

Investment Abbreviations:

ADR	– American Depositary Receipt
CPO	– Certificates of Ordinary Participation
Ctfs.	– Certificates
GDR	– Global Depositary Receipt
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Rts.	– Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $51,770, which represented less than 1% of the Fund’s Net Assets.
(c)	Each unit represents one Series B share, two Series D-B shares and two Series D-L shares.
(d)	Each CPO represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Macro Long/Short Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $10,209,998)	$10,465,066
Investments in affiliated money market funds, at value and cost	2,004,294
Total investments, at value (Cost $12,214,292)	12,469,360
Foreign currencies, at value (Cost $22,845)	22,751
Receivable for:
Deposits with brokers for open futures contracts	835,000
Dividends	21,248
Fund expenses absorbed	45,577
Investment for trustee deferred compensation and retirement plans	6,131
Unrealized appreciation on forward foreign currency contracts outstanding	158,879
Unrealized appreciation on swap agreements — OTC	8,630
Other assets	44,340
Total assets	13,611,916

Liabilities:
Payable for:
Accrued foreign taxes	1,653
Variation margin — futures	2,861
Accrued fees to affiliates	1,661
Accrued trustees’ and officers’ fees and benefits	1,538
Accrued other operating expenses	97,023
Trustee deferred compensation and retirement plans	6,131
Unrealized depreciation on forward foreign currency contracts outstanding	14,159
Total liabilities	125,026
Net assets applicable to shares outstanding	$13,486,890

Net assets consist of:
Shares of beneficial interest	$14,294,057
Undistributed net investment income	45,295
Undistributed net realized gain (loss)	(1,303,033)
Net unrealized appreciation	450,571
$13,486,890

Net Assets:
Class A	$5,881,157
Class C	$32,228
Class R	$9,375
Class Y	$6,174,058
Class R5	$613,368
Class R6	$776,704

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	625,295
Class C	3,459
Class R	1,001
Class Y	654,743
Class R5	65,001
Class R6	82,358
Class A:
Net asset value per share	$9.41
Maximum offering price per share
(Net asset value of $9.41 ÷ 94.50%)	$9.96
Class C:
Net asset value and offering price per share	$9.32
Class R:
Net asset value and offering price per share	$9.37
Class Y:
Net asset value and offering price per share	$9.43
Class R5:
Net asset value and offering price per share	$9.44
Class R6:
Net asset value and offering price per share	$9.43

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Macro Long/Short Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $18,904)	$305,168
Dividends from affiliated money market funds	6,670
Total investment income	311,838

Expenses:
Advisory fees	166,737
Administrative services fees	50,000
Custodian fees	155,766
Distribution fees:
Class A	14,736
Class C	486
Class R	46
Transfer agent fees — A, C, R and Y	3,797
Transfer agent fees — R5	95
Transfer agent fees — R6	113
Trustees’ and officers’ fees and benefits	18,903
Registration and filing fees	74,272
Licensing Fees	90,150
Reports to shareholders	13,182
Professional services fees	88,542
Other	93,639
Total expenses	770,464
Less: Fees waived and expenses reimbursed	(541,931)
Net expenses	228,533
Net investment income	83,305

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $788)	(335,422)
Foreign currencies	(6,469)
Forward foreign currency contracts	(86,360)
Futures contracts	(461,731)
Swap agreements	4,703
(885,279)
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $945)	413,645
Foreign currencies	(552)
Forward foreign currency contracts	177,914
Futures contracts	122,225
Swap agreements	11,423
724,655
Net realized and unrealized gain (loss)	(160,624)
Net increase (decrease) in net assets resulting from operations	$(77,319)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Macro Long/Short Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$83,305	$72,039
Net realized gain (loss)	(885,279)	5,446
Change in net unrealized appreciation (depreciation)	724,655	(386,441)
Net increase (decrease) in net assets resulting from operations	(77,319)	(308,956)

Distributions to shareholders from net investment income:
Class A	(21,819)	(61,803)
Class C	(192)	—
Class R	(26)	(82)
Class Y	(35,615)	(73,701)
Class R5	(3,497)	(15,530)
Class R6	(4,092)	(9,070)
Total distributions from net investment income	(65,241)	(160,186)

Distributions to shareholders from net realized gains:
Class A	(106,784)	—
Class C	(1,985)	—
Class R	(157)	—
Class Y	(104,000)	—
Class R5	(10,212)	—
Class R6	(11,950)	—
Total distributions from net realized gains	(235,088)	—

Share transactions–net:
Class A	14,171	323,315
Class C	16,134	(45,450)
Class Y	(66,073)	773,498
Class R5	—	(571,965)
Class R6	64,117	65,636
Net increase in net assets resulting from share transactions	28,349	545,034
Net increase (decrease) in net assets	(349,299)	75,892

Net assets:
Beginning of year	13,836,189	13,760,297
End of year (includes undistributed net investment income of $45,295 and $41,809, respectively)	$13,486,890	$13,836,189

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Macro Long/Short Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

24                         Invesco Macro Long/Short Fund

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

25                         Invesco Macro Long/Short Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the

26                         Invesco Macro Long/Short Fund

Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

M.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.25%
Over $10 billion	1.15%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 1.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc.,

27                         Invesco Macro Long/Short Fund

Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.87%, 2.62%, 2.12%, 1.62%, 1.62% and 1.62%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees and reimbursed fund level expenses of $537,926 and reimbursed class level expenses of $1,862, $15, $3, $1,917, $95 and $113 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $25 in front-end sales commissions from the sale of Class A shares for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

28                         Invesco Macro Long/Short Fund

During the year ended October 31, 2016, there were transfers from Level 1 to Level 2 of $743,043 and from Level 2 to Level 1 of $1,893,851, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$78,152	$719,619	$—	$797,771
Austria	15,521	—	—	15,521
Belgium	28,437	5,882	—	34,319
Brazil	27,882	—	—	27,882
Chile	29,253	49,324	—	78,577
China	61,534	59,897	—	121,431
Colombia	13,015	—	—	13,015
Czech Republic	6,410	6,796	—	13,206
Denmark	63,125	17,759	—	80,884
Finland	43,920	—	—	43,920
France	179,762	150,255	—	330,017
Germany	239,171	11,651	—	250,822
Hong Kong	232,206	171,951	—	404,157
Hungary	15,971	7,116	—	23,087
India	22,279	—	—	22,279
Indonesia	6,136	21,738	—	27,874
Ireland	12,310	44,001	—	56,311
Italy	7,262	60,742	—	68,004
Japan	677,077	871,224	—	1,548,301
Luxembourg	—	15,675	—	15,675
Malaysia	166,563	55,236	—	221,799
Mexico	173,155	—	—	173,155
Netherlands	50,803	63,018	—	113,821
New Zealand	55,526	—	—	55,526
Norway	19,863	19,142	—	39,005
Philippines	63,209	7,227	—	70,436
Poland	19,193	—	—	19,193
Portugal	6,736	—	—	6,736
Qatar	15,218	—	—	15,218
Russia	6,175	—	—	6,175
Singapore	93,532	104,964	—	198,496
South Africa	22,700	—	—	22,700
South Korea	31,519	122,346	—	153,865
Spain	64,560	51,377	—	115,937
Sweden	26,904	108,586	—	135,490
Switzerland	110,486	170,142	—	280,628
Taiwan	149,475	203,510	—	352,985
Thailand	79,318	77,329	—	156,647
Turkey	—	30,444	—	30,444
United Arab Emirates	6,403	—	—	6,403
United Kingdom	216,339	1,106,504	—	1,322,843
United States	2,965,771	28,740	—	2,994,511
Money Market Funds	2,004,294	—	—	2,004,294
	8,107,165	4,362,195	—	12,469,360
Forward Foreign Currency Contracts*	—	144,720	—	144,720
Futures Contracts*	42,834	—	—	42,834
Swap Agreements*	—	8,630	—	8,630
Total Investments	$8,149,999	$4,515,545	$—	$12,665,544

*	Unrealized appreciation.

29                         Invesco Macro Long/Short Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2016:

	Value
Derivative Assets	Currency Risk	Equity Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$—	$172,468	$172,468
Unrealized appreciation on swap agreements — OTC	—	8,630	8,630
Unrealized appreciation on forward foreign currency contracts outstanding	158,879	—	158,879
Total Derivative Assets	158,879	181,098	339,977
Derivatives not subject to master netting agreements	—	(172,468)	(172,468)
Total Derivative Assets subject to master netting agreements	$158,879	$8,630	$167,509

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$(129,634)	$(129,634)
Unrealized depreciation on forward foreign currency contracts outstanding	(14,159)	—	(14,159)
Total Derivative Liabilities	(14,159)	(129,634)	(143,793)
Derivatives not subject to master netting agreements	—	129,634	129,634
Total Derivative Liabilities subject to master netting agreements	$(14,159)	$—	$(14,159)

(a)	Includes cumulative appreciation (depreciation) on futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2016.

	Financial Derivative Assets			Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward foreign currency contracts	Swap agreements	Total assets	Forward foreign currency contracts	Net value of derivatives	Non-Cash	Cash	Net amount
Fund
Canadian Imperial Bank of Commerce	$158,879	$—	$158,879	$(14,159)	$144,720	$—	$—	$144,720
Goldman Sachs International	—	8,630	8,630	—	8,630	—	—	8,630
Total	$158,879	$8,630	$167,509	$(14,159)	$153,350	$—	$—	$153,350

30                         Invesco Macro Long/Short Fund

Effect of Derivative Investments for the year ended October 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Equity Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$(86,360)	$—	$(86,360)
Futures contracts	—	(461,731)	(461,731)
Swap agreements	—	4,703	4,703
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	177,914	—	177,914
Futures contracts	—	122,225	122,225
Swap agreements	—	11,423	11,423
Total	$91,554	$(323,380)	$(231,826)

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$5,794,715	$10,177,827	$164,835

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
01/19/17	Canadian Imperial Bank of Commerce	AUD	1,080,000	USD	815,508	$819,862	$(4,354)
01/19/17	Canadian Imperial Bank of Commerce	CHF	210,000	USD	215,941	213,258	2,683
01/19/17	Canadian Imperial Bank of Commerce	EUR	1,010,000	USD	1,128,632	1,113,001	15,631
01/19/17	Canadian Imperial Bank of Commerce	GBP	1,200,000	USD	1,596,806	1,471,425	125,381
01/19/17	Canadian Imperial Bank of Commerce	JPY	158,700,000	USD	1,511,005	1,518,681	(7,676)
01/19/17	Canadian Imperial Bank of Commerce	NOK	330,000	USD	39,216	39,948	(732)
01/19/17	Canadian Imperial Bank of Commerce	NZD	80,000	USD	56,576	57,037	(461)
01/19/17	Canadian Imperial Bank of Commerce	SEK	1,230,000	USD	145,425	136,763	8,662
01/19/17	Canadian Imperial Bank of Commerce	SGD	310,000	USD	229,450	222,928	6,522
01/19/17	Canadian Imperial Bank of Commerce	USD	15,290	AUD	20,000	15,183	(107)
01/19/17	Canadian Imperial Bank of Commerce	USD	19,802	JPY	2,000,000	19,139	(663)
01/19/17	Canadian Imperial Bank of Commerce	USD	7,356	SGD	10,000	7,190	(166)
Total Forward Foreign Currency Contracts — Currency Risk							$144,720
Currency Abbreviations:

AUD	– Australian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
JPY	– Japanese Yen
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– U.S. Dollar

31                         Invesco Macro Long/Short Fund

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50 Index	Long	24	December-2016	$804,343	$16,597
Dow Jones EURO STOXX 50 Index	Short	21	December-2016	(703,800)	(17,775)
E-Mini S&P 500 Index	Long	2	December-2016	212,010	(5,435)
E-Mini S&P 500 Index	Short	8	December-2016	(848,040)	20,284
FTSE 100 Index	Long	9	December-2016	763,174	30,703
FTSE 100 Index	Short	10	December-2016	(847,971)	(16,364)
Hang Seng Index	Long	5	November-2016	738,352	(14,959)
Hang Seng Index	Short	2	November-2016	(295,341)	9,058
Mini MSCI Emerging Markets Asia Index	Long	27	December-2016	1,219,725	(31,645)
Mini MSCI Emerging Markets Asia Index	Short	19	December-2016	(858,325)	22,192
MSCI Singapore Index	Short	4	November-2016	(88,617)	1,513
Russell 2000 Mini Index	Short	7	December-2016	(833,910)	43,469
SPI 200 Index	Short	5	December-2016	(502,980)	(6,088)
Tokyo Stock Price Index	Long	5	December-2016	665,141	28,652
Tokyo Stock Price Index	Short	7	December-2016	(931,197)	(37,368)
Total Futures Contracts — Equity Risk					$42,834

(a)	Futures contracts collateralized by $835,000 cash held with Goldman Sachs & Co., the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements
Counterparty	Pay/Receive Floating Rate	Reference Entity	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation
Goldman Sachs International	Pay	Swiss Market Index Futures	2	December-2016	$158,234	$8,630

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$251,747	$160,186
Long-term capital gain	48,582	—
Total distributions	$300,329	$160,186

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$71,283
Net unrealized appreciation — investments	143,068
Net unrealized appreciation (depreciation) — other investments	(3,487)
Temporary book/tax differences	(545,478)
Capital loss carryforward	(472,553)
Shares of beneficial interest	14,294,057
Total net assets	$13,486,890

32                         Invesco Macro Long/Short Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2016, as follows:

Capital Loss Carryforward*
Expiration	Total
Not subject to expiration	$472,553

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $5,530,010 and $6,543,798, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$884,877
Aggregate unrealized (depreciation) of investment securities	(741,809)
Net unrealized appreciation of investment securities	$143,068

Cost of investments for tax purposes is $12,326,292.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distribution reclass, foreign currency transactions and passive foreign investment companies, on October 31, 2016, undistributed net investment income was decreased by $14,578, undistributed net realized gain (loss) was increased by $14,391 and shares of beneficial interest was increased by $187. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	67,973	$641,143	43,327	$415,185
Class C	13,124	122,770	1,013	10,055
Class Y	—	—	85,470	848,088
Class R6	13,518	124,276	10,211	100,649

Issued as reinvestment of dividends:
Class A	1,906	17,302	73	710
Class C	221	2,005	—	—
Class Y	1,812	16,449	—	—
Class R5	—	—	753	7,327
Class R6	257	2,333	89	866

Reacquired:
Class A	(71,661)	(644,274)	(9,415)	(92,580)
Class C	(12,045)	(108,641)	(5,542)	(55,505)
Class Y	(9,066)	(82,522)	(7,474)	(74,590)
Class R5	—	—	(58,811)	(579,292)
Class R6	(6,911)	(62,492)	(3,694)	(35,879)
Net increase (decrease) in share activity	(872)	$28,349	56,000	$545,034

(a)	95% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

33                         Invesco Macro Long/Short Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/16	$9.64	$0.05	$(0.09)	$(0.04)	$(0.03)	$(0.16)	$(0.19)	$9.41	(0.35)%	$5,881	1.85	%(e)	5.91	%(e)	0.49	%(e)	30%
Year ended 10/31/15	9.98	0.04	(0.27)	(0.23)	(0.11)	—	(0.11)	9.64	(2.37)	6,048	1.85		5.62		0.38		45
Year ended 10/31/14(d)	10.00	0.04	(0.06)	(0.02)	—	—	—	9.98	(0.20)	5,921	1.85	(f)	5.82	(f)	0.45	(f)	44
Class C
Year ended 10/31/16	9.61	(0.02)	(0.09)	(0.11)	(0.02)	(0.16)	(0.18)	9.32	(1.17)	32	2.60	(e)	6.66	(e)	(0.26	)(e)	30
Year ended 10/31/15	9.92	(0.04)	(0.27)	(0.31)	—	—	—	9.61	(3.13)	21	2.60		6.37		(0.37)		45
Year ended 10/31/14(d)	10.00	(0.03)	(0.05)	(0.08)	—	—	—	9.92	(0.80)	66	2.60	(f)	6.57	(f)	(0.30	)(f)	44
Class R
Year ended 10/31/16	9.62	0.02	(0.09)	(0.07)	(0.02)	(0.16)	(0.18)	9.37	(0.64)	9	2.10	(e)	6.16	(e)	0.24	(e)	30
Year ended 10/31/15	9.96	0.01	(0.27)	(0.26)	(0.08)	—	(0.08)	9.62	(2.59)	10	2.10		5.87		0.13		45
Year ended 10/31/14(d)	10.00	0.02	(0.06)	(0.04)	—	—	—	9.96	(0.40)	10	2.10	(f)	6.07	(f)	0.20	(f)	44
Class Y
Year ended 10/31/16	9.67	0.07	(0.10)	(0.03)	(0.05)	(0.16)	(0.21)	9.43	(0.22)	6,174	1.60	(e)	5.66	(e)	0.74	(e)	30
Year ended 10/31/15	10.00	0.06	(0.26)	(0.20)	(0.13)	—	(0.13)	9.67	(2.05)	6,400	1.60		5.37		0.63		45
Year ended 10/31/14(d)	10.00	0.06	(0.06)	—	—	—	—	10.00	—	5,843	1.60	(f)	5.57	(f)	0.70	(f)	44
Class R5
Year ended 10/31/16	9.67	0.07	(0.09)	(0.02)	(0.05)	(0.16)	(0.21)	9.44	(0.11)	613	1.60	(e)	5.65	(e)	0.74	(e)	30
Year ended 10/31/15	10.01	0.06	(0.27)	(0.21)	(0.13)	—	(0.13)	9.67	(2.14)	629	1.60		5.36		0.63		45
Year ended 10/31/14(d)	10.00	0.06	(0.05)	0.01	—	—	—	10.01	0.10	1,231	1.60	(f)	5.54	(f)	0.70	(f)	44
Class R6
Year ended 10/31/16	9.67	0.07	(0.10)	(0.03)	(0.05)	(0.16)	(0.21)	9.43	(0.22)	777	1.60	(e)	5.65	(e)	0.74	(e)	30
Year ended 10/31/15	10.00	0.06	(0.26)	(0.20)	(0.13)	—	(0.13)	9.67	(2.05)	730	1.60		5.36		0.63		45
Year ended 10/31/14(d)	10.00	0.06	(0.06)	—	—	—	—	10.00	0.00	689	1.60	(f)	5.54	(f)	0.70	(f)	44

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of December 17, 2013.
(e)	Ratios are based on average daily net assets (000’s omitted) of $5,894, $49, $9, $6,069, $600 and $718 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Annualized.

34                         Invesco Macro Long/Short Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Invesco Macro Long/Short Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Macro Long/Short Fund (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 17, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

35                         Invesco Macro Long/Short Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,033.00	$9.45	$1,015.84	$9.37	1.85%
C	1,000.00	1,029.80	13.27	1,012.07	13.15	2.60
R	1,000.00	1,030.80	10.72	1,014.58	10.63	2.10
Y	1,000.00	1,034.00	8.18	1,017.09	8.11	1.60
R5	1,000.00	1,035.10	8.18	1,017.09	8.11	1.60
R6	1,000.00	1,034.00	8.18	1,017.09	8.11	1.60

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

36                         Invesco Macro Long/Short Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Macro Long/Short Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that the Fund recently began operations and that comparative performance data for only the past two calendar years was available. The Board compared the Fund’s performance during the past two calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Alternative Long/Short Equity Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the two year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was below the

37                         Invesco Macro Long/Short Fund

performance of the Index for the one and two year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2017 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015.

The Board noted that the Fund’s rate was above the rate of one mutual fund. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule.

The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that Invesco Advisers and its affiliates did not make a profit from managing the Fund as a result of fee and expense waivers. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements.

The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

38                         Invesco Macro Long/Short Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$48,582
Qualified Dividend Income*	99.99%
Corporate Dividends Received Deduction*	25.87%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$166,946

39                         Invesco Macro Long/Short Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Macro Long/Short Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Macro Long/Short Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Macro Long/Short Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Macro Long/Short Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	MLS-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco MLP Fund
Nasdaq:
A: ILPAX ∎ C: ILPCX ∎ R: ILPRX ∎ Y: ILPYX ∎ R5: ILPFX ∎ R6: ILPQX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco MLP Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco MLP Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco MLP Fund (the Fund), at net asset value (NAV), outperformed the Fund’s style-specific bench-mark, the Alerian MLP Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.14%
Class C Shares	-1.08
Class R Shares	-0.39
Class Y Shares	0.14
Class R5 Shares	-0.03
Class R6 Shares	-0.03
S&P 500 Index▼ (Broad Market Index)	4.51
Alerian MLP Index▼ (Style-Specific Index)	-1.80
Lipper Energy MLP Funds Index∎ (Peer Group Index)	1.14

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

During the fiscal year ended October 31, 2016, the US economy continued to expand. The initial estimate of US gross domestic product (GDP) showed the US economy grew by 2.9% in the third quarter, beating consensus estimates.1 However, annualized GDP is expected to be lower. Employment data were mixed, though the unemployment rate had a surprise uptick from 4.9% in August to 5.0% in September before ending the fiscal year at 4.9%.2

    The US Federal Reserve (the Fed) raised interest rates in December 2015 – its first increase since 2006 – but that was its only increase during the reporting period. Major US stock market indexes posted gains for the reporting period, but they were fairly volatile. Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over Fed policy, including rumors of possible negative interest rates in the US. Markets recovered in late

February and posted gains until June when UK voters opted to leave the European Union, sending markets sharply lower once again. Markets again recovered, and major US equity indexes hit record highs during the summer.3 In this environment, investors generally favored the perceived safety of government bonds and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

    A combination of high production levels and weakened demand outlook led to further imbalances in crude oil and natural gas supply and demand, causing energy prices to plunge at the beginning of the fiscal year; crude oil fell from $49 to a low of $28 per barrel and natural gas fell from $2.25 to a low $1.64 per thousand cubic feet.4 Toward the end of the reporting period, OPEC provided some respite by finally agreeing to limit production in an effort to stabilize crude prices. Additionally, continued capital expenditure cuts helped to reduce natural gas production. Crude oil and natural gas prices ended the reporting period at $48 per barrel and $3.03 per thousand cubic feet, respectively.4

    In general for the reporting period, master limited partnership (MLP) equities experienced losses, underperforming broad market equities, given investor sentiment surrounding volatile energy prices. For the fiscal year, the Fund’s Class A shares at NAV experienced a negative return, but outperformed the Fund’s style-specific benchmark, the Alerian MLP Index.

    On an absolute basis, Fund holdings in gathering and processing MLPs as well as natural gas pipelines and storage were the largest contributors to performance. Pipelines and midstream diversified MLPs as well as non-traditional MLPs were the only MLP sectors to detract from absolute Fund performance during the fiscal year.

    The Fund outperformed its style-specific benchmark, the Alerian MLP Index, as a result of security selection and market allocation during the fiscal year. In particular, security selection and an overweight position in gathering and processing MLPs and refined product pipelines and terminals were the largest contributors to relative performance. Underweight exposure to marine MLPs, as well as security selection in and underweight exposure to non-traditional MLPs, also contributed to relative returns. Ancillary cash held by the Fund was also beneficial during the reporting period given the declines in MLP equities overall. Relative detractors from Fund performance included security selection in and overweight exposure to pipelines and midstream diversified MLPs, as well as lack of exposure to coal and propane MLPs.

    Energy Transfer Equity, which is not in the benchmark, was the largest absolute and relative detractor to Fund performance during the reporting period. Prior to the fiscal year, Energy Transfer Equity announced

Portfolio Composition

By sector	% of total net assets

Pipelines & Midstream Diversified	46.5%
Refined Products Pipelines & Terminals	30.8
Gathering & Processing MLP	11.6
Natural Gas Pipelines & Storage	6.3
Marine	1.8
General Partner (C-Corp)	1.0
Refinery Logistics	0.9
Gathering & Processing	0.2
Money Market Funds Plus Other Assets Less Liabilities	0.9

Top 10 Equity Holdings*
% of total net assets

1.	Enterprise Products Partners L.P.	17.1%
2.	Energy Transfer Partners, L.P.	9.5
3.	Magellan Midstream Partners, L.P.	6.8
4.	Plains All American Pipeline, L.P.	6.6
5.	MPLX L.P.	5.0
6.	Enbridge Energy Partners, L.P.	4.8
7.	Williams Partners L.P.	4.7
8.	Buckeye Partners, L.P.	3.6
9.	Sunoco Logistics Partners L.P.	3.4
10.	ONEOK Partners, L.P.	3.1

Total Net Assets	$9.1 million
Total Number of Holdings*	37

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

4                Invesco MLP Fund

plans to merge with Williams Companies (also a Fund holding). Rumblings that the merger was not in the best interests of Williams’ shareholders roiled both stocks. Williams’ shareholders ultimately accepted the proposal; however, Energy Transfer Equity decided to terminate the merger. Subsequently, both companies have filed lawsuits for alleged breach of contract.

    Magellan Midstream Partners was the top absolute contributor to performance. During the fiscal year, Magellan entered into an agreement to connect its Texas delivery system to TransCanada’s (not a Fund holding) Houston tank terminal. The company also announced plans to build a new Pasadena, Texas, marine terminal with initial storage capacity of 1 million barrels of refined products and ethanol – expandable to 10 million barrels with five docks, depending on future demand. Magellan also increased its quarterly distribution twice during the fiscal year.

    During the reporting period, the Fund held an average overweight position relative to its style-specific benchmark in refined products pipelines and terminals; gathering and processing MLPs; and pipelines and midstream diversified MLPs. The Fund held an average underweight position in marine MLPs, non-traditional, as well as natural gas pipelines and storage. Out-of-benchmark sector exposure included minor exposure to general partners and refined products. The Fund lacked exposure to several MLP sectors in which its style-specific benchmark had minor exposure: upstream, oilfield services, propane and coal.

    At the close of the reporting period, we believed the lifting of the US crude oil export ban would likely be a long-term positive for continued US midstream infrastructure build-out. Growth characteristics for midstream services were relatively attractive, in our view. We believed an anticipated increase in US energy production in 2017 and 2018 would likely be positive for midstream services companies, which tend to be influenced more by the volume, rather than the price, of energy.

    We also believed that the Permian and Marcellus basins remained the strongest basins with drilling economics that were relatively attractive, with production volumes that have remained insulated from downward pressure. Despite distribution cuts from upstream MLPs, our expectations for distribution growth among companies focused on refined products, natural gas pipelines and storage remained positive given the contractual nature of existing cash flows, combined with a still-healthy project backlog. In general, the

Fund remained focused on companies that exhibit a relatively high fee-based cash flow, have access to a growing asset base through both organic capital expenditures and acquisitions, and operate in what we view to be the most attractive natural resource basins in the US.

    We thank you for your investment in Invesco MLP Fund.

1	Source: Bureau of Economic Analysis
2	Source: Bureau of Labor Statistics
3	Source: Reuters
4	Source: Bloomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez Jr. Portfolio Manager, is lead manager of Invesco MLP Fund. He is Head of Global

Securities with Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco MLP Fund.

He joined Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University. He is also a Certified Public Accountant.

James Cowen Portfolio Manager, is manager of Invesco MLP Fund. He joined Invesco in 2000.

Mr. Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, Portfolio Manager, is manager of Invesco MLP Fund.

He joined Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner Portfolio Manager, is manager of Invesco MLP Fund. He joined Invesco in 2005.

Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping Ying Wang Chartered Financial Analyst, Portfolio Manager, is manager of Invesco MLP Fund.

She joined Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

5 Invesco MLP Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 8/29/14

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                          Invesco MLP Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (8/29/14)	-18.99%
1 Year	-5.69

Class C Shares
Inception (8/29/14)	-17.52%
1 Year	-2.02

Class R Shares
Inception (8/29/14)	-17.06%
1 Year	-0.39

Class Y Shares
Inception (8/29/14)	-16.60%
1 Year	0.14

Class R5 Shares
Inception (8/29/14)	-16.66%
1 Year	-0.03

Class R6 Shares
Inception (8/29/14)	-16.66%
1 Year	-0.03

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 6.37%, 7.12%, 6.62%, 6.12%, 6.10% and 6.10%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/29/14)	-17.80%
1 Year	7.13

Class C Shares
Inception (8/29/14)	-16.25%
1 Year	11.36

Class R Shares
Inception (8/29/14)	-15.82%
1 Year	12.95

Class Y Shares
Inception (8/29/14)	-15.34%
1 Year	13.72

Class R5 Shares
Inception (8/29/14)	-15.34%
1 Year	13.72

Class R6 Shares
Inception (8/29/14)	-15.34%
1 Year	13.72

charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

7                          Invesco MLP Fund

Invesco MLP Fund’s investment objective is capital appreciation and, secondarily, income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing

in the Fund

∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Deferred tax risk. The Fund is classified for federal tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund is subject to US federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The Fund will not benefit from the current favorable federal income tax rates on long-term capital gains and Fund income, losses and expenses will not be passed through to the Fund’s shareholders. An investment strategy whereby a fund is taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for US federal income tax purposes, is a relatively recent strategy for open-end registered investment companies such as the Fund. This strategy involves complicated accounting, tax, net asset value (NAV) and share valuation aspects that would cause the Fund to differ significantly from most other open-end registered investment companies.
∎	Energy infrastructure MLP risk. The Fund will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors, including reduced volumes of energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of the natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates which could drive investors into other investment opportunities; environmental damage claims; and threats of attack by terrorists on energy assets. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	MLP risk. The Fund invests principally in securities of MLPs, which are subject to the following risks:
–	Limited partner risk. An MLP is a public limited partnership or limited liability company taxed as a partnership under the Code. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                 Invesco MLP Fund

structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP.

–	Liquidity risk. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities and, therefore, more difficult to trade at desirable times and/or prices.
–	Interest rate risk. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. MLPs generally are considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
–	General partner risk. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member.
∎	MLP tax risk. MLPs taxed as partnerships do not pay US federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being classified as a corporation for US federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and, as a result, could cause a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income. Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. If an MLP in which the Fund invests amends its partnership tax return, the Fund will, when necessary, send you a corrected Form 1099, which could, in turn, require you to amend your federal, state or local tax returns.

∎	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Alerian MLP Index is designed to capture the performance of energy master limited partnerships (MLPs).
∎	The Lipper Energy MLP Funds Index is an unmanaged index considered representative of energy MLP funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

9                          Invesco MLP Fund

Schedule of Investments

October 31, 2016

	Units	Value
Master Limited Partnerships–97.13%
Gathering & Processing MLP–11.57%
Antero Midstream Partners L.P.	4,748	$138,357
DCP Midstream Partners, L.P.	4,840	161,414
Enable Midstream Partners, L.P.	3,667	53,978
EnLink Midstream Partners, L.P.	6,315	104,766
EQT Midstream Partners L.P.	2,555	191,293
Rice Midstream Partners L.P.	8,050	174,444
Western Gas Partners L.P.	4,214	232,402
		1,056,654

Marine–1.76%
GasLog Partners L.P. (Monaco)	5,591	114,615
Golar LNG Partners L.P. (United Kingdom)	2,239	46,034
		160,649

Natural Gas Pipelines & Storage–6.30%
Boardwalk Pipeline Partners, L.P.	11,246	193,544
Cheniere Energy Partners, L.P.	1,594	42,241
Columbia Pipeline Partners L.P.	1,110	17,760
Spectra Energy Partners, L.P.	458	19,529
Tallgrass Energy Partners L.P.	2,969	134,288
TC Pipelines, L.P.	3,224	168,164
		575,526

Pipelines & Midstream Diversified–45.79%
Enbridge Energy Partners, L.P.	17,793	438,598
Energy Transfer Partners, L.P.	24,674	863,097
Enterprise Products Partners L.P.	61,955	1,563,744
ONEOK Partners, L.P.	7,113	282,671
Plains All American Pipeline, L.P.	19,845	602,494
Williams Partners L.P.	12,021	430,592
		4,181,196

Refined Products Pipelines & Terminals–30.83%
Buckeye Partners, L.P.	5,156	332,768
Genesis Energy, L.P.	7,939	277,309
Holly Energy Partners, L.P.	2,426	74,114
Magellan Midstream Partners, L.P.	9,205	618,852

	Units	Value
Refined Products Pipelines & Terminals–(continued)
Martin Midstream Partners L.P.	1,413	$27,624
MPLX L.P.	13,338	453,759
NGL Energy Partners L.P.	4,610	82,058
NuStar Energy L.P.	4,727	223,067
PBF Logistics L.P.	3,578	69,950
Phillips 66 Partners L.P.	2,472	109,262
Sunoco Logistics Partners L.P.	11,999	307,654
Tesoro Logistics L.P.	5,006	238,986
		2,815,403

Refinery Logistics–0.88%
Shell Midstream Partners, L.P.	2,940	79,762
Total Master Limited Partnerships (Cost $8,641,057)		8,869,190

	Shares
Common Stocks–1.98%
Gathering & Processing–0.24%
Targa Resources Corp.	499	21,906

General Partner (C-Corp)–0.99%
Kinder Morgan Inc.	4,429	90,484

Pipelines & Midstream Diversified–0.75%
Williams Cos., Inc. (The)	2,338	68,270
Total Common Stocks (Cost $176,787)		180,660

Money Market Funds–0.24%
Government & Agency Portfolio–Institutional Class, 0.29%(a)	13,303	13,303
Treasury Portfolio–Institutional Class, 0.22%(a)	8,869	8,869
Total Money Market Funds (Cost $22,172)		22,172
TOTAL INVESTMENTS–99.35% (Cost $8,840,016)		9,072,022
OTHER ASSETS LESS LIABILITIES–0.65%		59,391
NET ASSETS–100.00%		$9,131,413

Notes to Schedule of Investments:

(a)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco MLP Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $8,817,844)	$9,049,850
Investments in affiliated money market funds, at value and cost	22,172
Total investments, at value (Cost $8,840,016)	9,072,022
Receivable for:
Investments sold	89,202
Fund shares sold	1,669
Dividends	73,265
Fund expenses absorbed	143,278
Deferred tax asset, net	0
Other assets	38,454
Total assets	9,417,890

Liabilities:
Payable for:
Investments purchased	93,915
Accrued fees to affiliates	3,986
Accrued trustees’ and officers’ fees and benefits	1,512
Accrued other operating expenses	187,064
Total liabilities	286,477
Net assets applicable to shares outstanding	$9,131,413

Net assets consist of:
Shares of beneficial interest	$11,379,252
Undistributed net investment income (loss), net of taxes	(725,036)
Undistributed net realized gain (loss), net of taxes	(1,754,809)
Net unrealized appreciation, net of taxes	232,006
$9,131,413

Net Assets:
Class A	$4,050,462
Class C	$1,283,241
Class R	$240,625
Class Y	$3,544,943
Class R5	$6,071
Class R6	$6,071

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	668,099
Class C	212,001
Class R	39,709
Class Y	584,406
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$6.06
Maximum offering price per share
(Net asset value of $6.06 ÷ 94.50%)	$6.41
Class C:
Net asset value and offering price per share	$6.05
Class R:
Net asset value and offering price per share	$6.06
Class Y:
Net asset value and offering price per share	$6.07
Class R5:
Net asset value and offering price per share	$6.06
Class R6:
Net asset value and offering price per share	$6.06

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco MLP Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of return of capital distributions of $457,793)	$14,079
Dividends from affiliated money market funds	519
Total investment income	14,598

Expenses:
Advisory fees	65,520
Administrative services fees	50,000
Custodian fees	7,681
Distribution fees:
Class A	7,768
Class C	5,178
Class R	746
Transfer agent fees — A, C, R and Y	10,102
Transfer agent fees — R5	6
Transfer agent fees — R6	6
Trustees’ and officers’ fees and benefits	18,833
Registration and filing fees	69,475
Reports to shareholders	13,826
Professional services fees	44,558
Taxes	1,822
Other	12,759
Total expenses, before waivers and taxes	308,280
Less: Fees waived and expenses reimbursed	(212,877)
Net expenses, before taxes	95,403
Net investment income (loss), before taxes	(80,805)
Net tax expense (benefit)	0
Net investment income (loss), net of taxes	(80,805)

Realized and unrealized gain (loss) from:
Net realized gain from (loss):
Investment securities	(575,663)
Net tax expense (benefit)	0
Net realized gain (loss), net of taxes	(575,663)
Change in net unrealized appreciation of:
Investment securities	1,016,948
Net tax expense (benefit)	0
Net change in net unrealized appreciation of investment securities, net of taxes	1,016,948
Net realized and unrealized gain, net of taxes	441,285
Net increase in net assets resulting from operations	$360,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco MLP Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income (loss), net of taxes	$(80,805)	$(55,530)
Net realized gain (loss), net of taxes	(575,663)	(1,150,488)
Change in net unrealized appreciation (depreciation), net of taxes	1,016,948	(490,056)
Net increase (decrease) in net assets resulting from operations	360,480	(1,696,074)

Return of Capital:
Class A	(182,591)	(89,680)
Class C	(25,040)	(10,464)
Class R	(8,321)	(890)
Class Y	(163,922)	(82,612)
Class R5	(358)	(320)
Class R6	(358)	(320)
Total return of capital	(380,590)	(184,286)

Share transactions–net:
Class A	1,616,085	1,427,803
Class C	1,089,108	(1,256,392)
Class R	176,423	22,493
Class Y	1,433,308	1,210,530
Net increase in net assets resulting from share transactions	4,314,924	1,404,434
Net increase (decrease) in net assets	4,294,814	(475,926)

Net assets:
Beginning of year	4,836,599	5,312,525
End of year (includes undistributed net investment income (loss), net of taxes of $(725,036) and $(259,541), respectively)	$9,131,413	$4,836,599

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco MLP Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is capital appreciation and secondarily income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

13                         Invesco MLP Fund

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Master Limited Partnerships — The Fund primarily invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

14                         Invesco MLP Fund

The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.	Return of Capital — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.
G.	Federal Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes and generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations. In addition, as a regular corporation, the Fund may be subject to state and local taxes in jurisdictions in which the MLPs operate. The estimate state tax rate is based on a periodic analysis of the Fund’s holdings. The Fund may also be subject to a federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular federal income tax liability.

Taxes include current and deferred taxes. Current taxes reflect the estimated tax liability of the Fund as of a measurement date based on taxable income. Deferred taxes reflect estimates of (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes, and (iii) the net tax benefit of accumulated net operating losses, capital loss carryforwards and other tax attributes.

The Fund’s deferred tax asset (“DTA”) and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. A DTA will be recognized for temporary book/tax differences, net of unrealized losses, and carryforwards (net operating losses, capital loss carryforward, or tax credits). To the extent the Fund has a DTA, the Fund will assess whether a valuation allowance is required to offset the value of a portion, or all, of the DTA. Prior year ordinary income or capital gains (carrybacks), unrealized net gains, future reversals of existing taxable timing differences, forecast of future profitability (based on historical evidence), potential tax planning strategies, unsettled circumstances, and other evidence will be used in determining the valuation allowance. The valuation allowance is reviewed periodically and the Fund may modify its estimates or assumptions regarding the net deferred tax asset or liability balances and any applicable valuation allowance.

The Fund recognizes interest and penalties associated with underpayment of federal and state income taxes, if any, in tax expense. The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
I.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
J.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

15                         Invesco MLP Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1.0 billion	1.00%
Next $1.5 billion	0.95%
Next $2.0 billion	0.93%
Next $3.5 billion	0.91%
Over $8 billion	0.90%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 1.00%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees and reimbursed fund level expenses of $202,763 and reimbursed class level expenses of $4,799, $800, $230, $4,273, $6 and $6 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $5,514 in front-end sales commissions from the sale of Class A shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco MLP Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2016, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Total taxes have been computed by applying the federal statutory tax rate of 34% plus a blended state and other tax rate of 2.73%. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before taxes in computing its total tax expense (benefit).

The provision for taxes differs from the amount derived from applying the statutory tax rate to net investment income (loss) and realized and unrealized gains (losses) before taxes at period-end as follows:

Provision at statutory rates	$122,564	34.00%
State and other taxes, net of federal tax benefit	8,926	2.48
Permanent differences, current period	(1,394)	(0.39)
Valuation allowance	(130,096)	(36.09)
Total	$0	0.00%

Components of the Fund’s Net Deferred Tax Asset at Period-End:

Deferred Tax Assets:
Net operating loss carryforward	$149,839
Capital loss carryforward	373,190
Unrealized gains/losses on investment securities	76,749
Total Deferred Tax Assets	599,778
Valuation allowance	(599,778)
Deferred Tax Asset, Net	$0

The Fund has a capital loss carryforward as of October 31, 2016, of $1,049,767. Capital losses may be carried forward for 5 years and accordingly, would begin to expire as of October 31, 2019.

The Fund has a federal net operating loss carryforward as of October 31, 2016, of $418,810, which begin to expire in 2034. As of October 31, 2016, the Fund has state net operating loss carryforward of approximately $413,628. If not utilized, these state net operating losses will expire in various years through October 31, 2036.

At October 31, 2016, based on the net unrealized losses on the Fund’s investment securities, the Fund has recorded a valuation allowance to offset the DTA as the Fund has determined at October 31, 2016 based on historical evidence it is unlikely the DTA will be realized.

17                         Invesco MLP Fund

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Return of capital	$380,590	$184,286

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $8,106,029 and $3,711,442, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$356,596
Aggregate unrealized (depreciation) of investment securities	(576,387)
Net unrealized appreciation (depreciation) of investment securities	$(219,791)

Cost of investments for tax purposes is $9,291,813.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of dividends received deduction, on October 31, 2016, undistributed net investment income (loss) was decreased by $4,100 and shares of beneficial interest was increased by $4,100. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	320,430	$1,847,014	245,529	$1,973,144
Class C	182,453	1,102,203	39,161	326,314
Class R	33,865	174,013	3,039	21,882
Class Y	292,748	1,626,732	152,367	1,224,893

Issued as reinvestment of dividends:
Class A	20,756	117,814	5,681	42,918
Class C	3,359	19,487	1,176	9,203
Class R	1,379	7,992	81	611
Class Y	11,016	63,540	2,700	20,473

Reacquired:
Class A	(58,763)	(348,743)	(72,038)	(588,259)
Class C	(5,647)	(32,582)	(192,021)	(1,591,909)
Class R	(944)	(5,582)	—	—
Class Y	(43,714)	(256,964)	(4,668)	(34,836)
Net increase in share activity	756,938	$4,314,924	181,007	$1,404,434

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 31% of the outstanding shares of the Fund are owned by the Adviser or an affiliated of the Adviser.

18                         Invesco MLP Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Years ended October 31,
	2016		2015	2014(a)
Net asset value, beginning of period	$6.45		$9.35	$10.00
Net investment income (loss)(b)	(0.07)		(0.09)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	0.02		(2.51)	(0.64)
Total from investment operations	(0.05)		(2.60)	(0.65)
Less:
Return of capital	(0.34)		(0.30)	—
Net asset value, end of period	$6.06		$6.45	$9.35
Total return(c)	(0.14)%		(28.30)%	(6.50)%
Net assets, end of period (000’s omitted)	$4,050		$2,489	$1,931
Portfolio turnover rate(d)	57%		107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.50	%(e)	1.50%	1.49	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.50	%(e)	1.50%	1.49	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	4.75	%(e)	6.37%	72.56	%(f)
Ratio of net investment income (loss), before taxes	(1.28	)%(e)	(1.16)%	(0.54	)%(f)
Ratio of net investment income (loss), after taxes(h)	(1.28	)%(e)	(1.16)%	(0.54	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $3,107.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

19                         Invesco MLP Fund

NOTE 10—Financial Highlights—(continued)

	Class C
	Years ended October 31,
	2016		2015	2014(a)
Net asset value, beginning of period	$6.45		$9.34	$10.00
Net investment income (loss)(b)	(0.12)		(0.16)	(0.02)
Net gains (losses) on securities (both realized and unrealized)	0.02		(2.49)	(0.64)
Total from investment operations	(0.10)		(2.65)	(0.66)
Less:
Return of capital	(0.30)		(0.24)	—
Net asset value, end of period	$6.05		$6.45	$9.34
Total return(c)	(1.08)%		(28.78)%	(6.60)%
Net assets, end of period (000’s omitted)	$1,283		$205	$1,713
Portfolio turnover rate(d)	57%		107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	2.25	%(e)	2.25%	2.24	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	2.25	%(e)	2.25%	2.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	5.50	%(e)	7.12%	73.31	%(f)
Ratio of net investment income (loss), before taxes	(2.03	)%(e)	(1.91)%	(1.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(2.03	)%(e)	(1.91)%	(1.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $518.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

20                         Invesco MLP Fund

NOTE 10—Financial Highlights—(continued)

	Class R
	Years ended October 31,
	2016		2015	2014(a)
Net asset value, beginning of period	$6.45		$9.35	$10.00
Net investment income (loss)(b)	(0.09)		(0.11)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	0.03		(2.51)	(0.64)
Total from investment operations	(0.06)		(2.62)	(0.65)
Less:
Return of capital	(0.33)		(0.28)	—
Net asset value, end of period	$6.06		$6.45	$9.35
Total return(c)	(0.39)%		(28.48)%	(6.50)%
Net assets, end of period (000’s omitted)	$241		$35	$21
Portfolio turnover rate(d)	57%		107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.75	%(e)	1.75%	1.74	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.75	%(e)	1.75%	1.74	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	5.00	%(e)	6.62%	72.80	%(f)
Ratio of net investment income (loss), before taxes	(1.53	)%(e)	(1.41)%	(0.79	)%(f)
Ratio of net investment income (loss), after taxes(h)	(1.53	)%(e)	(1.41)%	(0.79	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $149.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

21                         Invesco MLP Fund

NOTE 10—Financial Highlights—(continued)

	Class Y
	Years ended October 31,
	2016		2015	2014(a)
Net asset value, beginning of period	$6.46		$9.36	$10.00
Net investment income (loss)(b)	(0.06)		(0.07)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	0.03		(2.51)	(0.63)
Total from investment operations	(0.03)		(2.58)	(0.64)
Less:
Return of capital	(0.36)		(0.32)	—
Net asset value, end of period	$6.07		$6.46	$9.36
Total return(c)	0.14%		(28.07)%	(6.40)%
Net assets, end of period (000’s omitted)	$3,545		$2,094	$1,628
Portfolio turnover rate(d)	57%		107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.25	%(e)	1.25%	1.24	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.25	%(e)	1.25%	1.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	4.50	%(e)	6.12%	72.31	%(f)
Ratio of net investment income (loss), before taxes	(1.03	)%(e)	(0.91)%	(0.29	)%(f)
Ratio of net investment income (loss) to average net assets(h)	(1.03	)%(e)	(0.91)%	(0.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $2,766.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

22                         Invesco MLP Fund

NOTE 10—Financial Highlights—(continued)

	Class R5
	Years ended October 31,
	2016		2015	2014(a)
Net asset value, beginning of period	$6.46		$9.36	$10.00
Net investment income (loss)(b)	(0.06)		(0.07)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	0.02		(2.51)	(0.63)
Total from investment operations	(0.04)		(2.58)	(0.64)
Less:
Return of capital	(0.36)		(0.32)	—
Net asset value, end of period	$6.06		$6.46	$9.36
Total return(c)	(0.03)%		(28.07)%	(6.40)%
Net assets, end of period (000’s omitted)	$6		$6	$9
Portfolio turnover rate(d)	57%		107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.25	%(e)	1.25%	1.24	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.25	%(e)	1.25%	1.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	4.44	%(e)	6.10%	72.28	%(f)
Ratio of net investment income (loss), before taxes	(1.03	)%(e)	(0.91)%	(0.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(1.03	)%(e)	(0.91)%	(0.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $6.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

23                         Invesco MLP Fund

NOTE 10—Financial Highlights—(continued)

	Class R6
	Years ended October 31,
	2016		2015	2014(a)
Net asset value, beginning of period	$6.46		$9.36	$10.00
Net investment income (loss)(b)	(0.06)		(0.07)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	0.02		(2.51)	(0.63)
Total from investment operations	(0.04)		(2.58)	(0.64)
Less:
Return of capital	(0.36)		(0.32)	—
Net asset value, end of period	$6.06		$6.46	$9.36
Total return(c)	(0.03)%		(28.07)%	(6.40)%
Net assets, end of period (000’s omitted)	$6		$6	$9
Portfolio turnover rate(d)	57%		107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.25	%(e)	1.25%	1.24	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.25	%(e)	1.25%	1.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	4.44	%(e)	6.10%	72.23	%(f)
Ratio of net investment income (loss), before taxes	(1.03	)%(e)	(0.91)%	(0.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(1.03	)%(e)	(0.91)%	(0.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $6.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

NOTE 11—Subsequent Event

Effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in Note 2) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.03%, respectively, of the Fund’s average daily net assets.

24                         Invesco MLP Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Invesco MLP Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco MLP Fund (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period August 29, 2014 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

25                         Invesco MLP Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (10/31/16)	Expenses Paid During Period[2,4]
A	$1,000.00	$1,045.60	$7.71	$1,017.60	$7.61	1.50%
C	1,000.00	1,041.70	11.54	1,013.84	11.38	2.25
R	1,000.00	1,044.30	8.98	1,016.35	8.86	1.75
Y	1,000.00	1,048.70	6.44	1,018.85	6.34	1.25
R5	1,000.00	1,047.00	6.42	1,018.86	6.33	1.25
R6	1,000.00	1,047.00	6.42	1,018.86	6.33	1.25

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective January 1, 2017, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.28%, 2.03%, 1.53%, 1.03%, 1.03%, and 1.03% of average daily net assets, respectively. The annualized ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.03%, for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $6.56, $10.41, $7.85, $5.30, $5.29 and $5.29 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $6.47, $10.27, $7.75, $5.23, $5.22 and $5.22 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

26                         Invesco MLP Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco MLP Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Evaluation of Investment Advisory and Sub-Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one calendar year to the performance of funds in the Broadridge performance universe and against Lipper Energy MLP Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

27                         Invesco MLP Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2017 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco

Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

28                         Invesco MLP Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco MLP Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco MLP Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco MLP Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco MLP Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	MLP-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Multi-Asset Income Fund
Effective July 27, 2016, Invesco Premium Income Fund was renamed Invesco Multi-Asset Income Fund.
Nasdaq:
A: PIAFX ∎ C: PICFX ∎ R: PIRFX ∎ Y: PIYFX ∎ R5: IPNFX ∎ R6: PIFFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Multi-Asset Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Multi-Asset Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Multi-Asset Income Fund (the Fund), at net asset value (NAV), outperformed the Custom Invesco Multi-Asset Income Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.44%
Class C Shares	8.62
Class R Shares	9.28
Class Y Shares	9.71
Class R5 Shares	9.82
Class R6 Shares	9.71
Bloomberg Barclays U.S. Aggregate Index▼ (Broad Market Index)	4.37
Custom Invesco Multi-Asset Income Index∎ (Style-Specific Index)	5.08
Lipper Mixed-Asset Target Allocation Conservative Funds Index◆ (Peer Group Index)	4.08

Source(s): ▼FactSet Research Systems, Inc.; ∎Invesco, FactSet Research Systems, Inc.; ◆Lipper Inc.

Market conditions and your Fund

Effective July 27, 2016, Invesco Premium Income Fund was renamed Invesco Multi-Asset Income Fund. The name change is intended to be more representative of the Fund’s investment strategy and the underlying assets in which it invests.

    For the fiscal year ended October 31, 2016, Invesco Multi-Asset Income Fund provided positive returns led by gains in high yield securities, emerging market bonds, mortgage real estate investment trusts (REITs) and preferred stocks. The tactical component of the strategy was also a contributor to Fund performance, led by gains in global government bonds. We make tactical adjustments to the Fund’s portfolio on a monthly basis to try to take advantage of short-term market dynamics.

    Despite the Fund’s positive performance, there were some challenges at the beginning of the fiscal year; these included deflationary pressures fueled by monetary policy, plunging oil prices and a rising US dollar. Then, in June 2016, the UK’s vote to leave the European Union roiled global financial markets. Overall, interest rate levels remained low as US Treasury prices rallied on volatility early in the reporting period and “flight-to-safety” demand in the wake of the UK vote. However, US Treasuries surrendered some of those gains late in the reporting period as economic data improved and the US Federal Reserve hinted at an increase in interest rates.

    As part of its strategic allocation process, the Fund invests in eight primary asset classes: preferred stocks, high yield bonds, emerging market debt securities, dividend-producing equities, securities of real estate and real estate-related issuers (including mortgage REITs, equity REITs, and equity securities of global companies principally engaged in the real estate industry), floating rate debt securities and loans, US master limited partnerships (MLPs) and US government obligations. All components of the Fund’s strategic allocation finished the reporting period with gains, but high yield bonds was the top-performing component due to a rally in oil prices in the middle of the fiscal year; the rally buoyed the energy sector and reduced the prospect of widespread defaults. The energy rally also helped the Fund’s financials sector-dominated preferred stock allocation after fears of a banking crisis, caused by plunging oil prices, subsided. Emerging market bonds and MLPs benefited from a broad rally in commodities and weakening in the US dollar. Mortgage REIT prices benefited from their attractive yields, given a sluggish global economy and highly accommodative global monetary policy, which drove down yields of government bonds.

    The Fund’s tactical allocation, obtained through the use of swaps and futures, contributed further to overall results mainly led by exposure to global government bonds, with UK gilts, German bunds and Canadian government bonds being the largest contributors. Tactical equity exposure also aided results as gains in

Portfolio Composition
By security type	% of total net assets

U.S. Dollar-Denominated Bonds and Notes	39.9%
Preferred Stocks	21.8
Common Stocks and Other Equity Interests	16.7
U.S. Treasury Securities	8.2
Exchange-Traded Notes	4.1
Non-U.S. Dollar-Denominated Bonds and Notes	0.3
Money Market Funds Plus Other Assets Less Liabilities	9.0

Top 5 Debt Issuers
% of total net assets

1.	U.S. Treasury Securities	8.2%
2.	El Salvador Government International Bond	0.8
3.	Sri Lanka Government International Bonds	0.7
4.	Colombia Government International Bond	0.6
5.	Brazilian Government International Bond	0.6

Total Net Assets	$196.8 million

Total Number of Holdings*	627

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

4                         Invesco Multi-Asset Income Fund

the UK, Japan and Hong Kong overcame losses in Europe and the US.

    Please note that our strategy utilizes derivative instruments that include futures and total return swaps. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Multi-Asset Income Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Multi-Asset Income
Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Multi-Asset Income Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Multi-Asset Income Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Multi-Asset Income Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Multi-Asset Income Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

5                         Invesco Multi-Asset Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/14/11

1	Source(s): Invesco, FactSet Research Systems Inc.
2	Source: Lipper Inc.
3	Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Multi-Asset Income Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (12/14/11)	5.21%
1 Year	3.40

Class C Shares
Inception (12/14/11)	5.63%
1 Year	7.62

Class R Shares
Inception (12/14/11)	6.17%
1 Year	9.28

Class Y Shares
Inception (12/14/11)	6.68%
1 Year	9.71

Class R5 Shares
Inception (12/14/11)	6.71%
1 Year	9.82

Class R6 Shares
Inception	6.65%
1 Year	9.71

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.05%, 1.80%, 1.30%, 0.80%, 0.80% and 0.80%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.28%, 2.03%, 1.53%, 1.03%, 0.90% and 0.90%, respectively. The expense ratios presented above may vary from the expense ratios presented in other

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/14/11)	5.69%
1 Year	8.42

Class C Shares
Inception (12/14/11)	6.14%
1 Year	12.74

Class R Shares
Inception (12/14/11)	6.68%
1 Year	14.42

Class Y Shares
Inception (12/14/11)	7.22%
1 Year	14.98

Class R5 Shares
Inception (12/14/11)	7.22%
1 Year	14.98

Class R6 Shares
Inception	7.19%
1 Year	14.98

sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers by the adviser in effect through at least June 30, 2018. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

7                         Invesco Multi-Asset Income Fund

Invesco Multi-Asset Income Fund’s investment objective is to provide current income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing

in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Bank loan risk. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.
∎	Commodity risk. The Fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/ or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments or supply and demand disruptions. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

∎	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and, in some cases, foreign currency risk. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security. Credit linked notes may be less liquid than other investments and therefore harder to dispose of at the desired time and price. In addition, credit linked notes may be leveraged and, as a result, small changes in the value of the underlying reference obligation may produce disproportionate losses to the Fund.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco Multi-Asset Income Fund

will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategies.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.

∎	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or other action.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions continued on page 10

9                         Invesco Multi-Asset Income Fund

continued from page 9

such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Indexing risk. Certain portions of the Fund’s assets are managed pursuant to an indexing approach (Indexed Assets) and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Indexed Assets. Ordinarily, the Adviser will not sell portfolio securities of the Indexed Assets except to reflect additions or deletions of the securities that comprise the index the Fund seeks to track with respect to the Indexed Assets (Underlying Index), or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Indexed Assets, and therefore the Fund, will be negatively affected by declines in the securities represented by the Underlying Index. Also, there is no guarantee that the Adviser will be able to correlate the performance of the Indexed Assets with that of the Underlying Index.
∎	Investment companies risk. Investing in other investment companies could result in the duplication of certain fees, including management and administrative fees, and may expose the Fund to the risks of owning the underlying investments that the other investment company holds.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s and/or sub-adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. In addition, the Fund is subject to the risk that the investment decisions made by the Adviser or a sub-adviser may conflict with other decisions made by the Adviser or the same or a different sub-adviser. For example, it is possible that the Adviser may purchase a security for the Fund at the same time that a sub-adviser sells the same security, resulting in higher expenses without accomplishing any net investment result and, possibly, resulting in a wash sale for tax purposes, which would defer the ability of the Fund to utilize any realized loss. Conflicting investment decisions made by the Adviser, a sub-adviser or some combination thereof (including decisions made by different teams in the Adviser or the same sub-adviser) also could subject the Fund to other special tax rules that may, for example, defer or disallow the ability of the Fund to utilize realized losses. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the portfolio managers in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎	MLP risk. The Fund invests in securities of MLPs, which are subject to the following risks:
-	Limited partner risk. An MLP is a public limited partnership or limited liability company taxed as a partnership under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP.
-	Liquidity risk. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities and, therefore, more difficult to trade at desirable times and/or prices.
-	Interest rate risk. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. MLPs generally are considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
-	General partner risk. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts

10                         Invesco Multi-Asset Income Fund

greater than the amount of the holder’s investment in the general partner or managing member. Additionally, if the Fund were to invest more than 25% of its total assets in MLPs that are taxed as partnerships this could cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code.
∎	MLP tax risk. MLPs taxed as partnerships do not pay US federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being classified as a corporation for US federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and, as a result, could cause a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income. Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. If an MLP in which the Fund invests amends its partnership tax return, the Fund will, when necessary, send you a corrected Form 1099, which could, in turn, require you to amend your federal, state or local tax returns.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

∎	Non-correlation risk. The return of the Fund’s assets managed pursuant to an indexing approach (Indexed Assets) may not match the return of the index the Fund seeks to track with respect to the Indexed Assets (Underlying Index) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Indexed Assets and the Underlying Index may vary due to asset valuation differences and differences between the Indexed Assets and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
∎	Sampling risk. The Fund’s use of a sampling methodology with respect to assets managed pursuant to an indexing approach (Indexed Assets) may result in the Indexed Assets including a smaller number of securities than are in the index the Fund seeks to track with respect to the Indexed Assets (Underlying Index), and in the Indexed Assets including securities that are not included in the Underlying Index. As a result, an adverse development to an issuer of securities included in the Indexed Assets could result in a greater decline in the Fund’s NAV than would be the case if all of the securities in the Underlying Index were included in the Indexed Assets. The Fund’s use of a sampling methodology may also include the risk that the Indexed Assets may not track the return of the Underlying Index as well as they would have if the Indexed Assets included all of the securities in the Underlying Index. To the extent the assets in the Indexed Assets are smaller, these risks will be greater.

∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in the prospectus and the SAI, and could negatively affect the Fund and its shareholders.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government,

continued on page 12

11                         Invesco Multi-Asset Income Fund

continued from page 11

which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Custom Invesco Multi-Asset Income Index, created by Invesco to serve as a benchmark for Invesco Multi-Asset Income Fund, comprises the following indexes: S&P 500 (50%) and Bloomberg Barclays U.S. Universal (50%).
∎	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Bloomberg Barclays U.S. Universal Index is an unmanaged index comprising US dollar-denominated, taxable bonds that are rated investment grade or below investment grade.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

12                         Invesco Multi-Asset Income Fund

Schedule of Investments(a)

October 31, 2016

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–39.92%
Aerospace & Defense–0.51%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.00%, 10/15/2022(b)	$90,000	$79,988
DigitalGlobe Inc., Sr. Unsec. Gtd. Notes, 5.25%, 02/01/2021(b)	107,000	108,070
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	240,000	244,800
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	130,000	134,062
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 05/15/2025	414,000	434,700
		1,001,620

Agricultural & Farm Machinery–0.10%
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	196,000	187,915

Alternative Carriers–0.26%
EarthLink Holdings Corp., Sr. Sec. Gtd. First Lien Global Notes, 7.38%, 06/01/2020	255,000	268,387
Level 3 Financing, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2025	140,000	143,675
Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2026(b)	94,000	95,645
		507,707

Aluminum–0.33%
Alcoa Nederland B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(b)	400,000	415,354
Novelis Corp., Sr. Unsec. Gtd. Notes, 5.88%, 09/30/2026(b)	231,000	235,042
		650,396

Apparel Retail–0.17%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	184,000	195,960
Men’s Wearhouse, Inc. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 07/01/2022	155,000	144,344
		340,304

Asset Management & Custody Banks–0.71%
CommScope Technologies Finance LLC, Sr. Unsec. Notes, 6.00%, 06/15/2025(b)	230,000	242,650
First Data Corp.,
Sr. Sec. Gtd. First Lien Notes,
5.00%, 01/15/2024(b)	60,000	60,825
Sr. Unsec. Gtd. Notes,
7.00%, 12/01/2023(b)	750,000	787,500
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	227,000	241,471

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
RegionalCare Hospital Partners Holdings Inc., Sr. Sec. Gtd. First Lien Notes, 8.25%, 05/01/2023(b)	$56,000	$57,050
		1,389,496

Auto Parts & Equipment–0.04%
Dana Inc., Sr. Unsec. Notes, 5.38%, 09/15/2021	67,000	69,680

Broadcasting–0.63%
Clear Channel Worldwide Holdings, Inc.,
Series B, Sr. Unsec. Gtd. Global Notes,
6.50%, 11/15/2022	135,000	138,375
Sr. Unsec. Gtd. Sub. Global Notes,
7.63%, 03/15/2020	220,000	213,400
iHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 9.00%, 12/15/2019	349,000	266,549
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	163,000	177,670
Nexstar Escrow Corp., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	142,000	141,645
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 07/15/2026(b)	168,000	171,360
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	140,000	140,000
		1,248,999

Building Products–0.19%
Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	172,000	185,061
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	191,000	198,640
		383,701

Cable & Satellite–2.27%
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	600,000	630,750
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	215,000	219,837
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	860,000	903,000
CSC Holdings LLC,
Sr. Unsec. Global Notes,
6.75%, 11/15/2021	175,000	185,062
Sr. Unsec. Gtd. Notes,
6.63%, 10/15/2025(b)	200,000	217,500
Sr. Unsec. Notes,
10.13%, 01/15/2023(b)	200,000	226,500
10.88%, 10/15/2025(b)	226,000	261,030
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	627,000	634,837

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Cable & Satellite–(continued)
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes,
7.25%, 04/01/2019	$64,000	$51,360
7.25%, 10/15/2020	140,000	105,700
SFR Group S.A. (France),
Sr. Sec. Gtd. First Lien Bonds,
6.00%, 05/15/2022(b)	400,000	410,000
Sr. Sec. Gtd. First Lien Notes,
7.38%, 05/01/2026(b)	200,000	202,750
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 5.00%, 01/15/2025(b)	200,000	203,750
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	200,000	208,500
		4,460,576

Casinos & Gaming–0.54%
Boyd Gaming Corp.,
Sr. Unsec. Gtd. Global Notes,
6.88%, 05/15/2023	220,000	236,500
Sr. Unsec. Gtd. Notes,
6.38%, 04/01/2026(b)	148,000	159,100
MGM Resorts International,
Sr. Unsec. Gtd. Global Notes,
6.63%, 12/15/2021	45,000	50,513
Sr. Unsec. Gtd. Notes,
4.63%, 09/01/2026	69,000	66,757
6.00%, 03/15/2023	230,000	250,125
7.75%, 03/15/2022	188,000	218,550
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	80,000	80,800
		1,062,345

Commercial Printing–0.19%
Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(b)	364,000	382,200

Commodity Chemicals–0.07%
Koppers Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/2019	113,000	114,695
Valvoline Inc., Sr. Unsec. Gtd. Notes, 5.50%, 07/15/2024(b)	23,000	24,323
		139,018

Communications Equipment–0.15%
Hughes Satellite Systems Corp.,
Sr. Sec. Gtd. First Lien Notes,
5.25%, 08/01/2026(b)	136,000	134,640
Sr. Unsec. Gtd. Global Notes,
7.63%, 06/15/2021	142,000	156,200
		290,840

Construction Machinery & Heavy Trucks–0.54%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/2019(b)	159,000	162,776

	Principal Amount	Value
Construction Machinery & Heavy Trucks–(continued)
Commercial Vehicle Group Inc., Sec. Gtd. Second Lien Global Notes, 7.88%, 04/15/2019	$213,000	$211,402
Meritor Inc., Sr. Unsec. Gtd. Notes,
6.25%, 02/15/2024	13,000	12,903
6.75%, 06/15/2021	160,000	163,600
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/2021	149,000	146,393
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes,
5.38%, 03/01/2022	164,000	172,405
5.38%, 03/01/2025	180,000	188,775
		1,058,254

Consumer Finance–0.45%
Ally Financial Inc., Sr. Unsec. Global Notes,
4.63%, 03/30/2025	250,000	255,625
5.13%, 09/30/2024	593,000	625,615
		881,240

Copper–0.23%
First Quantum Minerals Ltd. (Canada), Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2020(b)	135,000	130,444
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	140,000	121,275
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	184,000	199,640
		451,359

Department Stores–0.03%
Pinnacle Foods Finance LLC / Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 01/15/2024	61,000	66,109

Diversified Banks–0.28%
Citigroup Inc., Series T, Jr. Unsec. Sub. Global Notes, 6.25%(c)	169,000	182,309
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	100,000	119,209
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Global Bonds,
5.13%, 05/28/2024	100,000	99,353
6.13%, 12/15/2022	145,000	153,876
		554,747

Diversified Chemicals–0.31%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	416,000	407,680
Consolidated Energy Finance S.A. (Trinidad), Sr. Unsec. Gtd. Notes, 6.75%, 10/15/2019(b)	200,000	199,500
		607,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Diversified Metals & Mining–0.42%
Teck Resources Ltd. (Canada),
Sr. Unsec. Gtd. Global Notes,
4.75%, 01/15/2022	$429,000	$429,536
Sr. Unsec. Gtd. Notes,
4.50%, 01/15/2021	154,000	155,155
8.50%, 06/01/2024(b)	96,000	111,480
Sr. Unsec. Notes,
6.13%, 10/01/2035	130,000	129,350
		825,521

Electrical Components & Equipment–0.26%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	269,000	275,725
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes,
4.88%, 10/15/2023(b)	99,000	103,455
5.00%, 10/01/2025(b)	134,000	138,690
		517,870

Environmental & Facilities Services–0.06%
Advanced Disposal Services, Inc., Sr. Unsec. Notes, 5.63%, 11/15/2024(b)	112,000	112,560

Financial Exchanges & Data–0.13%
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	250,000	263,750

Food Distributors–0.07%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	132,000	138,930

Forest Products–0.07%
Norbord Inc. (Canada), Sr. Sec. Gtd. First Lien Notes, 6.25%, 04/15/2023(b)	125,000	133,750

Gas Utilities–0.45%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes,
5.63%, 05/20/2024	134,000	141,035
5.88%, 08/20/2026	60,000	62,700
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	295,000	280,250
Suburban Propane Partners, L.P./Suburban Energy Finance Corp.,
Sr. Unsec. Global Notes,
5.50%, 06/01/2024	340,000	350,200
7.38%, 08/01/2021	44,000	45,980
		880,165

General Merchandise Stores–0.09%
Dollar Tree, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2023	170,000	181,475

Health Care Facilities–1.23%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	110,000	113,850

	Principal Amount	Value
Health Care Facilities–(continued)
Community Health Systems, Inc.,
Sr. Sec. Gtd. First Lien Global Notes,
5.13%, 08/01/2021	$55,000	$51,562
Sr. Unsec. Gtd. Global Notes,
6.88%, 02/01/2022	146,470	110,219
HCA, Inc.,
Sr. Sec. Gtd. First Lien Notes,
5.25%, 04/15/2025	190,000	200,569
Sr. Unsec. Gtd. Global Notes,
5.88%, 05/01/2023	45,000	47,925
7.50%, 02/15/2022	116,000	132,675
Sr. Unsec. Gtd. Notes,
5.38%, 02/01/2025	120,000	123,300
5.88%, 02/15/2026	465,000	491,737
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	80,000	83,200
LifePoint Health, Inc., Sr. Unsec. Gtd. Notes,
5.38%, 05/01/2024(b)	80,000	80,000
5.88%, 12/01/2023	23,000	23,633
Surgical Care Affiliates, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/2023(b)	310,000	324,725
Tenet Healthcare Corp., Sr. Unsec. Global Notes,
6.75%, 06/15/2023	141,000	130,425
8.00%, 08/01/2020	74,000	74,000
8.13%, 04/01/2022	395,000	388,087
Universal Health Services, Inc, Sr. Sec. Gtd. First Lien Notes, 5.00%, 06/01/2026(b)	36,000	37,125
		2,413,032

Health Care Services–0.33%
AMN Healthcare Services, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	110,000	112,200
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	165,000	159,844
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	191,000	200,550
MPH Acquisition Holdings LLC, Sr. Unsec. Notes, 7.13%, 06/01/2024(b)	167,000	179,525
		652,119

Home Improvement Retail–0.10%
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	205,000	192,188

Homebuilding–0.23%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	112,000	109,480
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. First Lien Notes, 7.25%, 10/15/2020(b)	61,000	55,968
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	23,000	25,128

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Homebuilding–(continued)
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes,
6.00%, 06/01/2025	$85,000	$89,781
7.15%, 04/15/2020	65,000	72,637
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	104,000	109,720
		462,714

Household Products–0.29%
Reynolds Group Issuer Inc./LLC (New Zealand),
Sr. Sec. Gtd. First Lien Notes,
5.13%, 07/15/2023(b)	41,000	42,230
Sr. Unsec. Gtd. Global Notes,
8.25%, 02/15/2021	300,000	314,250
Sr. Unsec. Gtd. Notes,
7.00%, 07/15/2024(b)	13,000	14,040
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	80,000	87,000
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	106,000	110,637
		568,157

Independent Power Producers & Energy Traders–0.89%
AES Corp. (The), Sr. Unsec. Notes,
5.50%, 04/15/2025	822,000	834,330
6.00%, 05/15/2026	10,000	10,400
Calpine Corp., Sr. Unsec. Global Notes,
5.38%, 01/15/2023	364,000	361,725
5.50%, 02/01/2024	227,000	220,190
NRG Energy, Inc., Sr. Unsec. Gtd. Notes, 6.63%, 01/15/2027(b)	336,000	317,520
		1,744,165

Integrated Oil & Gas–0.02%
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	68,000	46,580

Integrated Telecommunication Services–1.42%
CenturyLink, Inc., Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	216,000	225,720
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	72,000	75,600
Communications Sales & Leasing, Inc./CSL Capital LLC, Sr. Sec. Gtd. First Lien Notes, 6.00%, 04/15/2023(b)	15,000	15,675
Frontier Communications Corp.,
Sr. Unsec. Global Notes,
8.88%, 09/15/2020	58,000	61,988
10.50%, 09/15/2022	380,000	399,000
GCI, Inc., Sr. Unsec. Global Notes, 6.88%, 04/15/2025	64,000	64,960
SBA Communications Corp.,
Sr. Unsec. Global Notes,
4.88%, 07/15/2022	100,000	102,000
Sr. Unsec. Notes,
4.88%, 09/01/2024(b)	296,000	297,850

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
T-Mobile USA, Inc.,
Sr. Unsec. Gtd. Global Bonds,
6.50%, 01/15/2026	$565,000	$622,206
6.84%, 04/28/2023	173,000	185,543
Sr. Unsec. Gtd. Global Notes,
6.38%, 03/01/2025	221,000	238,127
Sr. Unsec. Gtd. Notes,
6.00%, 04/15/2024	34,000	36,253
Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/2024(b)	250,000	254,687
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	200,000	207,500
		2,787,109

Internet Software & Services–0.05%
Match Group, Inc., Sr. Unsec. Global Notes, 6.38%, 06/01/2024	92,000	100,050

Leisure Products–0.15%
Vista Outdoor Inc., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/01/2023	286,000	301,730

Life Sciences Tools & Services–0.13%
Quintiles IMS Holdings, Inc.,
Sr. Unsec. Gtd. Notes,
4.88%, 05/15/2023(b)	38,000	39,378
5.00%, 10/15/2026(b)	200,000	207,750
		247,128

Managed Health Care–0.11%
Centene Corp., Sr. Unsec. Notes,
4.75%, 05/15/2022	53,000	54,193
4.75%, 01/15/2025	87,000	87,217
Molina Healthcare, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/15/2022	65,000	67,763
		209,173

Marine–0.10%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 01/08/2015-07/16/2015; Cost $250,700)(b)	255,000	193,163

Metal & Glass Containers–0.16%
Berry Plastics Corp.,
Sec. Gtd. Second Lien Global Notes,
6.00%, 10/15/2022	85,000	90,844
Sec. Gtd. Second Lien Notes,
5.50%, 05/15/2022	15,000	15,712
Coveris Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.88%, 11/01/2019(b)	200,000	206,500
		313,056

Movies & Entertainment–0.25%
AMC Entertainment Holdings, Inc., Sr. Unsec. Sub. Notes, 5.88%, 11/15/2026(b)	29,000	29,290

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Movies & Entertainment–(continued)
AMC Entertainment Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	$100,000	$100,625
LG FinanceCo Corp., Sr. Unsec. Notes, 5.88%, 11/01/2024(b)	125,000	126,562
Pinnacle Entertainment, Inc., Sr. Unsec. Notes, 5.63%, 05/01/2024(b)	240,000	242,100
		498,577

Oil & Gas Drilling–0.05%
Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	60,000	48,300
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	55,000	48,675
		96,975

Oil & Gas Equipment & Services–0.06%
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	59,000	57,820
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	75,000	59,625
		117,445

Oil & Gas Exploration & Production–1.81%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes,
5.38%, 11/01/2021	78,000	79,170
5.63%, 06/01/2023	286,000	293,150
Callon Petroleum Co., Sr. Unsec. Gtd. Notes, 6.13%, 10/01/2024(b)	84,000	86,940
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2022	161,000	165,830
5.50%, 04/01/2023	73,000	75,190
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/2022	255,000	251,812
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	18,000	14,130
Gulfport Energy Corp., Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	125,000	127,500
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	474,000	495,330
Oasis Petroleum Inc.,
Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	127,000	125,730
Sr. Unsec. Gtd. Notes,
6.50%, 11/01/2021	34,000	33,830
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	14,000	14,805
QEP Resources, Inc., Sr. Unsec. Notes, 6.88%, 03/01/2021	64,000	67,680
Range Resources Corp.,
Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	150,000	143,250
Sr. Unsec. Gtd. Notes,
5.00%, 03/15/2023(b)	210,000	206,850

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Rice Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2022	$337,000	$345,425
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/2022	63,000	66,780
SM Energy Co., Sr. Unsec. Global Notes,
6.13%, 11/15/2022	31,000	31,078
6.50%, 01/01/2023	55,000	55,137
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	402,000	367,830
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	163,000	150,775
WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/2022	368,000	368,000
		3,566,222

Oil & Gas Refining & Marketing–0.03%
Tesoro Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 04/01/2024	65,000	67,600

Oil & Gas Storage & Transportation–1.30%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Notes, 5.38%, 09/15/2024(b)	49,000	49,612
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	352,000	359,040
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	152,000	159,220
MPLX LP, Sr. Unsec. Gtd. Global Notes, 5.50%, 02/15/2023	250,000	260,859
Sabine Pass Liquefaction, LLC,
Sr. Sec. First Lien Global Notes,
5.63%, 03/01/2025	678,000	719,104
Sr. Sec. Notes,
5.00%, 03/15/2027(b)	87,000	88,849
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Bonds,
5.25%, 05/01/2023	114,000	114,000
Sr. Unsec. Gtd. Notes,
5.13%, 02/01/2025(b)	190,000	190,475
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes,
6.13%, 10/15/2021	11,000	11,550
6.25%, 10/15/2022	14,000	14,910
6.38%, 05/01/2024	392,000	423,360
Willams Cos. Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	162,000	165,890
		2,556,869

Other Diversified Financial Services–0.11%
Lincoln Finance Ltd. (Netherlands), Sr. Sec. Gtd. Notes, 7.38%, 04/15/2021(b)	200,000	215,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Packaged Foods & Meats–0.25%
FAGE International S.A./FAGE USA Dairy Industry, Inc. (Luxembourg), Sr. Unsec. Gtd. Notes, 5.63%, 08/15/2026(b)	$200,000	$206,500
JBS Investments GmbH (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 7.25%, 04/03/2024(b)	200,000	203,000
Smithfield Foods Inc., Sr. Unsec. Notes, 6.63%, 08/15/2022	84,000	88,830
		498,330

Paper Packaging–0.07%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	138,000	145,245

Paper Products–0.08%
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	156,000	156,780

Pharmaceuticals–0.42%
Concordia International Corp. (Canada),
Sr. Sec. First Lien Notes,
9.00%, 04/01/2022(b)	8,000	7,840
Sr. Unsec. Gtd. Notes,
7.00%, 04/15/2023(b)	148,000	86,210
REGS, Sr. Unsec. Gtd. Euro Notes,
7.00%, 04/15/2023(b)	120,000	72,600
Endo Ltd./Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	200,000	175,500
Valeant Pharmaceuticals International, Inc.,
Sr. Unsec. Gtd. Notes, 5.63%, 12/01/2021(b)	140,000	116,200
6.13%, 04/15/2025(b)	100,000	79,500
7.50%, 07/15/2021(b)	250,000	223,750
REGS, Sr. Unsec. Gtd. Euro Notes, 6.13%, 04/15/2025(b)	90,000	71,325
		832,925

Regional Banks–0.27%
CIT Group Inc., Sr. Unsec. Global Notes,
5.00%, 08/15/2022	319,000	341,330
5.00%, 08/01/2023	175,000	187,250
		528,580

Restaurants–0.20%
1011778 BC ULC/ New Red Finance, Inc. (Canada),
Sec. Gtd. Second Lien Notes,
6.00%, 04/01/2022(b)	97,000	101,729
REGS, Sec. Gtd. Second Lien Euro Notes, 6.00%, 04/01/2022(b)	120,000	125,700
Brinker International Inc., Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2024(b)	51,000	51,648
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	106,000	116,335
		395,412

	Principal Amount	Value
Semiconductors–0.31%
Micron Technology, Inc.,
Sr. Unsec. Global Notes,
5.50%, 02/01/2025	$187,000	$184,195
Sr. Unsec. Notes,
5.25%, 08/01/2023(b)	330,000	325,050
5.25%, 01/15/2024(b)	105,000	103,950
		613,195

Sovereign Debt–16.41%
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Bonds,
5.63%, 01/07/2041	400,000	388,000
7.13%, 01/20/2037	350,000	400,750
8.25%, 01/20/2034	325,000	413,156
Colombia Government International Bond (Colombia), Sr. Unsec. Global Bonds,
5.63%, 02/26/2044	400,000	439,000
6.13%, 01/18/2041	350,000	401,625
7.38%, 09/18/2037	300,000	385,500
Croatia Government International Bond (Croatia), REGS, Sr. Unsec. Euro Notes,
6.00%, 01/26/2024(b)	300,000	339,248
6.38%, 03/24/2021(b)	300,000	333,726
6.63%, 07/14/2020(b)	300,000	333,353
Dominican Republic International Bond (Dominican Repubic), REGS,
Sr. Unsec. Euro Bonds,
6.60%, 01/28/2024(b)	300,000	327,000
7.45%, 04/30/2044(b)	300,000	334,500
Sr. Unsec. Euro Notes,
6.85%, 01/27/2045(b)	350,000	365,750
El Salvador Government International Bond (El Salvador),
Sr. Unsec. Notes,
6.38%, 01/18/2027(b)	172,000	172,000
REGS, Sr. Unsec. Euro Notes,
5.88%, 01/30/2025(b)	225,000	223,875
7.63%, 02/01/2041(b)	400,000	412,620
7.65%, 06/15/2035(b)	350,000	364,318
8.25%, 04/10/2032(b)	350,000	383,204
Hungary Government International Bond (Hungary), Sr. Unsec. Global Notes,
5.38%, 03/25/2024	300,000	345,241
5.75%, 11/22/2023	300,000	350,513
7.63%, 03/29/2041	240,000	366,660
Indonesia Government International Bond (Indonesia), REGS, Sr. Unsec. Euro Bonds,
6.63%, 02/17/2037(b)	300,000	377,772
7.75%, 01/17/2038(b)	250,000	351,405
8.50%, 10/12/2035(b)	250,000	370,759
Kazakhstan Government International Bond (Kazakhstan), REGS, Sr. Unsec. Euro Notes,
4.88%, 10/14/2044(b)	350,000	354,851
Sr. Unsec. Medium-Term Euro Notes,
5.13%, 07/21/2025(b)	350,000	388,944
6.50%, 07/21/2045(b)	300,000	359,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Korea International Bond (South Korea),
Sr. Unsec. Global Notes,
3.88%, 09/11/2023	$450,000	$505,732
4.13%, 06/10/2044	400,000	506,490
Latvia Government International Bond (Latvia), REGS, Sr. Unsec. Euro Notes, 2.75%, 01/12/2020(b)	950,000	987,126
Lebanon Government International Bond (Lebanon), REGS, Sr. Unsec. Euro Bonds,
6.65%, 04/22/2024(b)	325,000	321,750
Sr. Unsec. Euro Notes,
6.75%, 11/29/2027(b)	300,000	296,850
Sr. Unsec. Medium-Term Euro Notes,
6.65%, 02/26/2030(b)	350,000	338,625
Lithuania Government International Bond (Lithuania), REGS, Sr. Unsec. Euro Notes,
6.13%, 03/09/2021(b)	300,000	349,875
6.63%, 02/01/2022(b)	250,000	303,204
7.38%, 02/11/2020(b)	300,000	353,122
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes,
4.60%, 01/23/2046	350,000	343,438
5.55%, 01/21/2045	320,000	359,600
Series A, Sr. Unsec. Medium-Term Global Notes, 6.05%, 01/11/2040	300,000	358,500
Morocco Government International Bond (Morocco), REGS, Sr. Unsec. Euro Notes,
4.25%, 12/11/2022(b)	450,000	480,667
5.50%, 12/11/2042(b)	500,000	565,010
Pakistan Government International Bond (Pakistan), REGS, Sr. Unsec. Euro Notes,
8.25%, 04/15/2024(b)	300,000	338,682
8.25%, 09/30/2025(b)	300,000	342,028
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds,
6.70%, 01/26/2036	270,000	360,113
7.13%, 01/29/2026	250,000	331,875
8.88%, 09/30/2027	250,000	370,000
Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds,
4.13%, 08/25/2027	320,000	358,860
5.63%, 11/18/2050	300,000	381,750
8.75%, 11/21/2033	250,000	395,000
Philippine Government International Bond (Philippines),
Sr. Unsec. Global Bonds,
6.38%, 10/23/2034	250,000	349,178
9.50%, 02/02/2030	200,000	335,068
Sr. Unsec. Global Notes,
7.75%, 01/14/2031	200,000	302,812

	Principal Amount	Value
Sovereign Debt–(continued)
Qatar Government International Bond (Qatar), REGS,
Sr. Unsec. Euro Bonds,
4.63%, 06/02/2046(b)	$300,000	$316,836
Sr. Unsec. Euro Notes,
5.75%, 01/20/2042(b)	225,000	284,981
6.40%, 01/20/2040(b)	300,000	405,113
Republic of Poland Government International Bond (Poland),
Sr. Unsec. Global Notes,
3.25%, 04/06/2026	325,000	337,860
4.00%, 01/22/2024	300,000	327,930
5.00%, 03/23/2022	300,000	340,139
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec. Global Bonds,
5.38%, 07/24/2044	350,000	365,225
Sr. Unsec. Global Notes,
5.88%, 09/16/2025	300,000	337,371
6.25%, 03/08/2041	300,000	350,759
Romanian Government International Bond (Romania), REGS, Sr. Unsec. Medium-Term Euro Notes,
4.38%, 08/22/2023(b)	300,000	326,564
6.13%, 01/22/2044(b)	250,000	325,449
6.75%, 02/07/2022(b)	300,000	356,625
Russian Foreign Bond (Russia), REGS,
Sr. Unsec. Euro Bonds,
4.88%, 09/16/2023(b)	200,000	215,431
5.63%, 04/04/2042(b)	400,000	442,680
5.88%, 09/16/2043(b)	400,000	457,700
Second Pakistan International Sukuk Co. Ltd. (The) (Pakistan), REGS, Sr. Unsec. Euro Bonds, 6.75%, 12/03/2019(b)	300,000	318,483
Serbia International Bond (Serbia), REGS, Sr. Unsec. Euro Bonds,
4.88%, 02/25/2020(b)	475,000	492,634
Sr. Unsec. Euro Notes,
7.25%, 09/28/2021(b)	400,000	460,203
Slovenia Government International Bond (Slovenia), REGS, Sr. Unsec. Euro Notes,
5.25%, 02/18/2024(b)	300,000	349,546
5.50%, 10/26/2022(b)	300,000	347,705
5.85%, 05/10/2023(b)	250,000	296,750
Sri Lanka Government International Bond (Sri Lanka), REGS, Sr. Unsec. Euro Bonds,
6.83%, 07/18/2026(b)	350,000	370,597
6.85%, 11/03/2025(b)	350,000	369,719
Sr. Unsec. Euro Notes,
6.13%, 06/03/2025(b)	550,000	553,484
Turkey Government International Bond (Turkey), Sr. Unsec. Global Notes,
6.88%, 03/17/2036	300,000	342,015
7.25%, 03/05/2038	280,000	333,332
8.00%, 02/14/2034	270,000	340,798

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Ukraine Government International Bond (Ukraine), REGS, Sr. Unsec. Euro Notes,
7.75%, 09/01/2019(b)	$350,000	$349,956
7.75%, 09/01/2020(b)	350,000	347,743
7.75%, 09/01/2021(b)	350,000	345,625
Uruguay Government International Bond (Uruguay),
Sr. Unsec. Euro Bonds,
7.88%, 01/15/2033	275,000	383,212
Sr. Unsec. Global Bonds,
7.63%, 03/21/2036	275,000	380,462
Unsec. Global Notes,
8.00%, 11/18/2022	250,000	321,875
Venezuela Government International Bond (Venezuela), REGS, Sr. Unsec. Euro Bonds,
6.00%, 12/09/2020(b)	915,000	410,835
9.00%, 05/07/2023(b)	800,000	371,200
Sr. Unsec. Euro Notes,
7.75%, 10/13/2019(b)	800,000	410,000
		32,305,830

Specialized Consumer Services–0.14%
ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/2027	254,000	273,368

Specialized Finance–0.30%
Aircastle Ltd., Sr. Unsec. Notes,
5.00%, 04/01/2023	250,000	260,000
5.50%, 02/15/2022	310,000	334,025
		594,025

Specialized REIT’s–0.48%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2022	321,000	341,063
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	300,000	321,000
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	100,000	106,750
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	100,000	107,375
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	69,000	63,911
		940,099

Specialty Chemicals–0.48%
Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	130,000	134,713
Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	150,000	153,562
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(b)	115,000	131,388
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	210,000	235,987

	Principal Amount	Value
Specialty Chemicals–(continued)
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	$192,000	$197,760
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	85,000	91,906
		945,316

Steel–0.45%
ArcelorMittal (Luxembourg),
Sr. Unsec. Global Bonds,
6.13%, 06/01/2025	190,000	209,950
Sr. Unsec. Global Notes,
8.00%, 10/15/2039	35,000	38,281
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.88%, 04/01/2022(b)	366,000	377,895
United States Steel Corp.,
Sr. Sec. First Lien Notes,
8.38%, 07/01/2021(b)	45,000	47,925
Sr. Unsec. Global Notes,
7.50%, 03/15/2022	218,000	209,280
		883,331

Technology Hardware, Storage & Peripherals–0.24%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	235,000	257,912
Western Digital Corp., Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/01/2023(b)	195,000	213,952
		471,864

Tobacco–0.04%
Alliance One International, Inc., Sr. Sec. First Lien Notes, 8.50%, 04/15/2021(b)	78,000	78,975

Trading Companies & Distributors–0.54%
AerCap Global Aviation Trust (Netherlands), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	400,000	412,000
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	91,000	93,048
Fly Leasing Ltd. (Ireland), Sr. Unsec. Global Notes, 6.75%, 12/15/2020	200,000	208,502
HD Supply, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2024(b)	35,000	36,881
United Rentals North America, Inc.,
Sr. Unsec. Gtd. Global Notes,
5.50%, 07/15/2025	50,000	50,750
Sr. Unsec. Gtd. Notes,
5.50%, 05/15/2027	55,000	55,275
6.13%, 06/15/2023	200,000	210,000
		1,066,456

Trucking–0.20%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes,
5.13%, 06/01/2022(b)	87,000	85,804
6.38%, 04/01/2024(b)	125,000	126,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Trucking–(continued)
OPE KAG Finance Sub Inc., Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	$190,000	$180,737
		392,791

Wireless Telecommunication Services–0.67%
Digicel Ltd. (Jamaica), Sr. Unsec. Gtd. Notes, 6.75%, 03/01/2023(b)	200,000	179,750
Sprint Corp., Sr. Unsec. Gtd. Global Notes,
7.25%, 09/15/2021	514,000	528,777
7.88%, 09/15/2023	359,000	357,205
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Second Lien Notes, 7.38%, 04/23/2021(b)	250,000	256,875
		1,322,607
Total U.S. Dollar Denominated Bonds and Notes (Cost $78,484,630)		78,582,554

	Shares

Preferred Stocks–21.82%
Asset Management & Custody Banks–0.91%
Affiliated Managers Group Inc., 6.38% Sr. Unsec. Pfd.	2,700	69,471
Apollo Investment Corp., 6.88% Sr. Unsec. Pfd.	2,700	71,172
Ares Management, L.P., Series A, 7.00% Pfd.	2,700	70,011
Bank of New York Mellon Corp. (The), 5.20% Pfd.	6,600	174,900
KKR & Co. L.P., Series A, 6.75% Sr. Pfd.	4,300	116,358
KKR & Co. L.P., Series B, 6.50% Pfd.	1,900	50,673
Legg Mason, Inc., 5.45% Jr. Unsec. Sub. Pfd.	5,500	136,895
Legg Mason, Inc., 6.38% Jr. Unsec. Sub. Pfd.	3,400	90,780
Northern Trust Corp., Series C, 5.85% Pfd.	4,000	107,640
OM Asset Management PLC, 5.13% Sr. Unsec. Pfd.	1,300	32,100
Prospect Capital Corp., 6.25% Sr. Unsec. Pfd.	2,000	51,320
State Street Corp., Series C, 5.25% Pfd.	4,500	114,300
State Street Corp., Series D, 5.90% Pfd.	6,100	171,105
State Street Corp., Series E, 6.00% Pfd.	12,200	324,520
State Street Corp., Series G, 5.35% Pfd.	8,200	219,514
		1,800,759

Cable & Satellite–0.03%
Comcast Corp., 5.00% Sr. Unsec. Gtd. Pfd.	2,600	67,522

Consumer Finance–0.64%
Capital One Financial Corp., Series B, 6.00% Pfd.	10,900	281,329
Capital One Financial Corp., Series C, 6.25% Pfd.	6,000	159,360

	Shares	Vlaue
Consumer Finance–(continued)
Capital One Financial Corp., Series D, 6.70% Pfd.	5,400	$151,686
Capital One Financial Corp., Series F, 6.20% Pfd.	5,400	144,126
Capital One Financial Corp., Series G, 5.20% Pfd.	8,200	203,606
Discover Financial Services, Series B, 6.50% Pfd.	7,000	183,330
Navient Corp., 6.00% Sr. Unsec. Pfd.	5,600	128,072
		1,251,509

Diversified Banks–7.57%
Bank of America Corp., Series 3, 6.38% Pfd.	1,600	41,280
Bank of America Corp., Series I, 6.63% Pfd.	16,351	429,868
Bank of America Corp., Series W, 6.63% Pfd.	35,400	965,358
Bank of America Corp., Series Y, 6.50% Pfd.	27,200	731,408
Bank of America Corp., Class CC, 6.20% Pfd.	21,800	567,672
Bank of America Corp., Series EE, 6.00% Pfd.	12,200	317,200
Barclays Bank PLC (United Kingdom), Series 5, 8.13% Jr. Unsec. Sub. Pfd.	40,000	1,041,600
Citigroup Inc., Series J, 7.13% Pfd.	16,300	464,876
Citigroup Inc., Series K, 6.88% Pfd.	15,200	436,088
Citigroup Inc., Series L, 6.88% Pfd.	6,000	162,240
Citigroup Inc., Series S, 6.30% Pfd.	19,100	506,341
HSBC Holdings PLC (United Kingdom), Series 2, 8.00% Jr. Unsec. Sub. Pfd.	68,000	1,772,080
JPMorgan Chase & Co., Series O, 5.50% Pfd.	5,000	127,100
JPMorgan Chase & Co., Series P, 5.45% Pfd.	7,200	185,472
JPMorgan Chase & Co., Series T, 6.70% Pfd.	3,200	87,744
JPMorgan Chase & Co., Series W, 6.30% Pfd.	4,100	110,167
JPMorgan Chase & Co., Series Y, 6.13% Unsec. Pfd.	21,800	585,548
JPMorgan Chase & Co., Series AA, 6.10% Pfd.	29,900	797,732
JPMorgan Chase & Co., Series BB, 6.15% Pfd.	29,900	797,433
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series L, 5.75% Jr. Unsec. Sub. Pfd.	16,301	409,970
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series S, 6.60% Pfd.	8,200	208,526
Santander Finance Preferred SAU (Spain), 6.50% Jr. Unsec. Gtd. Sub. Pfd.	3,400	86,190
US Bancorp, Series F, 6.50% Pfd.	20,400	598,740
Wells Fargo & Co., 5.20% Unsec. Pfd.	19,100	483,994
Wells Fargo & Co., 5.85% Pfd.	9,700	258,408
Wells Fargo & Co., 6.63% Unsec. Pfd.	9,700	286,247

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Multi-Asset Income Fund

	Shares	Vlaue
Diversified Banks–(continued)
Wells Fargo & Co., Series J, 8.00% Pfd.	4,500	$122,130
Wells Fargo & Co., Series O, 5.13% Unsec. Pfd.	17,700	448,695
Wells Fargo & Co., Series P, 5.25% Unsec. Pfd.	6,100	154,574
Wells Fargo & Co., Series T, 6.00% Unsec. Pfd.	15,000	393,000
Wells Fargo & Co., Series V, 6.00% Pfd.	12,200	318,176
Wells Fargo & Co., Series W, 5.70% Pfd.	12,200	314,150
Wells Fargo & Co., Series X, 5.50% Pfd.	27,200	692,240
		14,902,247

Diversified Capital Markets–0.75%
Deutsche Bank Contingent Capital Trust III (Germany), 7.60% Jr. Unsec. Gtd. Sub. Pfd.	24,500	595,105
Deutsche Bank Contingent Capital Trust V (Germany), 8.05% Jr. Unsec. Gtd. Sub. Pfd.	27,200	672,656
KKR Financial Holdings LLC, 8.38% Sr. Unsec. Pfd.	3,800	96,938
KKR Financial Holdings LLC, Series A, 7.38% Pfd.	4,600	119,554
		1,484,253

Diversified REIT’s–0.14%
PS Business Parks, Inc., Series S, 6.45% Pfd.	10,600	269,346

Electric Utilities–1.52%
BGE Capital Trust II, 6.20% Jr. Unsec. Gtd. Sub. Pfd.	2,300	59,225
Duke Energy Corp., 5.13% Jr. Unsec. Sub. Pfd.	6,800	177,480
Entergy Arkansas, Inc., 4.88% Sr. Sec. Mortgage Pfd.	4,500	110,295
Entergy Arkansas, Inc., 4.90% Sr. Sec. First Mortgage Pfd.	3,000	75,900
Entergy Louisiana, LLC, 4.88% Sec. Mortgage Pfd.	5,500	135,850
Entergy Louisiana, LLC, 5.25% Sr. Sec. First Mortgage Pfd.	3,300	85,173
Entergy Mississippi, Inc., 4.90% Sr. Sec. Mortgage Pfd.	3,400	83,130
Entergy Texas Inc., 5.63% Sr. Sec. First Mortgage Pfd.	4,000	109,520
Interstate Power & Light Co., Series D, 5.10% Pfd.	1,800	48,348
NextEra Energy Capital Holdings Inc., 5.00% Jr. Unsec. Gtd. Sub. Pfd.	7,300	182,500
NextEra Energy Capital Holdings Inc., Series G, 5.70% Jr. Unsec. Gtd. Sub. Pfd.	3,200	81,856
NextEra Energy Capital Holdings Inc., Series H, 5.63% Jr. Unsec. Gtd. Sub. Pfd.	8,400	215,040
NextEra Energy Capital Holdings Inc., Series K, 5.25% Jr. Unsec. Gtd. Sub. Pfd.	10,300	258,942

	Shares	Vlaue
Electric Utilities–(continued)
Pacific Gas & Electric Co., Series A, 6.00% Pfd.	1,000	$32,710
PPL Capital Funding, Inc., Series B, 5.90% Jr. Unsec. Gtd. Sub. Pfd.	5,500	143,330
SCE Trust I, 5.63% Jr. Unsec. Sub. Pfd.	8,200	209,756
SCE Trust IV, Series J, 5.38% Jr. Unsec. Sub. Pfd.	6,700	186,662
SCE Trust V, Series K, 5.45% Jr. Unsec. Sub. Pfd.	6,100	172,020
Southern Co. (The), 5.25% Jr. Unsec. Sub. Pfd.	11,600	288,608
Southern Co. (The), 6.25% Jr. Unsec. Sub. Pfd.	12,200	325,862
		2,982,207

Health Care REIT’s–0.17%
Senior Housing Properties Trust, 5.63% Sr. Unsec. Pfd.	8,200	204,180
Ventas Realty L.P. / Ventas Capital Corp., 5.45% Sr. Unsec. Gtd. Pfd.	2,300	60,996
Welltower Inc., Series J, 6.50% Pfd.	2,600	65,936
		331,112

Hotel and Resort REIT’s–0.03%
Hospitality Properties Trust, Series D, 7.13% Pfd.	2,600	65,884

Industrial Conglomerates–0.33%
General Electric Co., 4.70% Sr. Unsec. Pfd.	6,200	160,208
General Electric Co., 4.88% Sr. Unsec. Pfd.	8,500	222,105
General Electric Co., 4.88% Sr. Unsec. Pfd.	10,200	262,140
		644,453

Industrial Machinery–0.13%
Stanley Black & Decker Inc., 5.75% Jr. Unsec. Sub. Pfd.	10,200	263,976

Integrated Telecommunication Services–0.78%
Qwest Corp., 6.13% Sr. Unsec. Pfd.	7,300	184,325
Qwest Corp., 6.50% Sr. Unsec. Pfd.	13,600	345,984
Qwest Corp., 6.63% Sr. Unsec. Pfd.	6,800	173,808
Qwest Corp., 6.88% Sr. Unsec. Pfd.	8,200	211,560
Qwest Corp., 7.00% Sr. Unsec. Pfd.	7,300	188,340
Qwest Corp., 7.00% Sr. Unsec. Pfd.	5,200	132,080
Qwest Corp., 7.50% Sr. Unsec. Pfd.	5,456	138,692
Verizon Communications Inc., 5.90% Sr. Unsec. Pfd.	6,000	160,740
		1,535,529

Internet Software & Services–0.12%
eBay Inc., 6.00% Sr. Unsec. Pfd.	9,100	241,605

Investment Banking & Brokerage–1.76%
BGC Partners Inc., 8.13% Sr. Unsec. Pfd.	1,000	26,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Multi-Asset Income Fund

	Shares	Vlaue
Investment Banking & Brokerage–(continued)
Charles Schwab Corp. (The), Series B, 6.00% Pfd.	5,800	$153,410
Charles Schwab Corp. (The), Series C, 6.00% Pfd.	6,800	188,020
Charles Schwab Corp. (The), Series D, 5.95% Pfd.	10,200	276,114
Goldman Sachs Group, Inc. (The), 6.50% Sr. Unsec. Pfd.	500	12,490
Goldman Sachs Group, Inc. (The), Series I, 5.95% Pfd.	5,000	129,100
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	12,200	318,054
Goldman Sachs Group, Inc. (The), Series K, 6.38% Pfd.	19,100	544,923
Goldman Sachs Group, Inc. (The), Series N, 6.30% Pfd.	19,100	509,206
Morgan Stanley, Series E, 7.13% Pfd.	3,000	87,540
Morgan Stanley, Series F, 6.88% Pfd.	8,500	247,010
Morgan Stanley, Series G, 6.63% Pfd.	6,800	185,980
Morgan Stanley, Series I, 6.38% Pfd.	23,100	637,560
Raymond James Financial Inc., 6.90% Sr. Unsec. Pfd.	3,800	98,078
Stifel Financial Corp., Series A, 6.25% Pfd.	1,500	40,320
		3,453,905

Life & Health Insurance–0.86%
Aegon N.V. (Netherlands), 6.38% Jr. Unsec. Sub. Pfd.	2,900	73,834
Aegon N.V. (Netherlands), 8.00% Unsec. Sub. Pfd.	20,100	534,258
Aflac Inc., 5.50% Jr. Unsec. Sub. Pfd.	6,800	175,848
Protective Life Corp., 6.25% Unsec. Sub. Pfd.	6,000	154,980
Prudential Financial Inc., 5.70% Jr. Unsec. Sub. Pfd.	8,800	228,536
Prudential Financial Inc., 5.75% Jr. Unsec. Sub. Pfd.	7,300	192,647
Prudential PLC (United Kingdom), 6.75% Jr. Unsec. Sub. Pfd.	7,500	198,600
Torchmark Corp., 5.88% Jr. Unsec. Sub. Pfd.	1,100	28,435
Torchmark Corp., 6.13% Jr. Unsec. Sub. Pfd.	4,100	110,823
		1,697,961

Mortgage REIT’s–0.06%
Wells Fargo Real Estate Investment Corp., Series A, 6.38% Pfd.	4,300	116,444

Multi-Line Insurance–0.27%
American Financial Group, Inc., 6.00% Unsec. Sub. Pfd.	1,500	40,200
American Financial Group, Inc., 6.38% Sr. Unsec. Pfd.	5,800	150,974
Aviva PLC (United Kingdom), 8.25% Unsec. Sub. Pfd.	4,900	125,587
Hartford Financial Services Group Inc. (The), 7.88% Jr. Unsec. Sub. Pfd.	6,100	190,808

	Shares	Vlaue
Multi-Line Insurance–(continued)
Kemper Corp., 7.38% Unsec. Sub. Pfd.	1,200	$32,028
		539,597

Multi-Utilities–0.31%
Dominion Resources, Inc., Series A, 5.25% Jr. Unsec. Sub. Pfd.	9,700	241,821
DTE Energy Co., 6.50% Jr. Unsec. Sub. Pfd.	4,800	122,256
DTE Energy Co., Series B, 5.38% Jr. Unsec. Sub. Pfd.	4,500	113,670
Integrys Holding, Inc., 6.00% Jr. Unsec. Sub. Pfd.	4,900	133,537
		611,284

Office REIT’s–0.35%
Alexandria Real Estate Equities Inc., Series E, 6.45% Pfd.	1,200	30,708
Boston Properties, Inc., 5.25% Pfd.	1,800	47,070
Equity Commonwealth, 5.75% Sr. Unsec. Pfd.	1,300	32,916
Government Properties Income Trust, 5.88% Sr. Unsec. Pfd.	4,200	107,394
Kilroy Realty Corp., Series G, 6.88% Pfd.	900	22,779
Kilroy Realty Corp., Series H, 6.38% Pfd.	900	22,950
SL Green Realty Corp., Series I, 6.50% Pfd.	2,100	54,579
Vornado Realty Trust, Series L, 5.40% Pfd.	14,600	367,190
		685,586

Office Services & Supplies–0.06%
Pitney Bowes Inc., 6.70% Sr. Unsec. Pfd.	4,300	114,466

Oil & Gas Refining & Marketing–0.06%
NuStar Logistics L.P., 7.63% Jr. Unsec. Gtd. Sub. Pfd.	4,500	115,245

Oil & Gas Storage & Transportation–0.01%
Targa Resources Partners LP, Series A, 9.00% Pfd.	1,000	26,810

Other Diversified Financial Services–0.39%
ING Groep NV (Netherlands), 6.38% Jr. Unsec. Sub. Pfd.	30,000	774,000

Property & Casualty Insurance–0.90%
Allstate Corp. (The), 5.10% Unsec. Sub. Pfd.	3,600	96,696
Allstate Corp. (The), 5.63% Pfd.	2,800	73,668
Allstate Corp. (The), Series C, 6.75% Pfd.	3,000	81,030
Allstate Corp. (The), Series E, 6.63% Pfd.	9,700	263,452
Allstate Corp. (The), Series F, 6.25% Pfd.	4,000	109,000
Arch Capital Group Ltd. (Bermuda), Series C, 6.75% Pfd.	4,000	102,280
Arch Capital Group Ltd. (Bermuda), Series E, 5.25% Pfd.	6,100	148,718
Argo Group U.S. Inc., 6.50% Sr. Unsec. Gtd. Pfd.	1,300	33,449

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Multi-Asset Income Fund

	Shares	Vlaue
Property & Casualty Insurance–(continued)
Aspen Insurance Holdings Ltd. (Bermuda), 5.63% Pfd.	3,400	$86,938
Aspen Insurance Holdings Ltd. (Bermuda), 5.95% Pfd.	3,700	105,302
Aspen Insurance Holdings Ltd. (Bermuda), 7.25% Pfd.	1,300	33,540
Assured Guaranty Municipal Holdings Inc., 6.25% Sr. Unsec. Gtd. Pfd.	5,200	138,320
Axis Capital Holdings Ltd., Series C, 6.88% Pfd.	7,300	187,245
Hanover Insurance Group, Inc. (The), 6.35% Jr. Unsec. Sub. Pfd.	1,600	41,168
Selective Insurance Group, Inc., 5.88% Sr. Unsec. Pfd.	1,600	40,896
W. R. Berkley Corp., 5.63% Jr. Unsec. Sub. Pfd.	3,200	82,016
W. R. Berkley Corp., 5.75% Unsec. Sub. Pfd.	6,100	157,014
		1,780,732

Regional Banks–1.72%
Associated Banc-Corp, Series D, 5.38% Pfd.	1,400	35,000
BB&T Corp., Series E, 5.63% Pfd.	21,800	562,440
BB&T Corp., Series D, 5.85% Pfd.	7,500	192,225
BB&T Corp., Series H, 5.63% Pfd.	9,600	254,112
BOK Financial Corp., 5.38% Unsec. Sub. Pfd.	1,300	32,695
Commerce Bancshares Inc., Series B, 6.00% Pfd.	1,600	43,344
Cullen/Frost Bankers, Inc., 5.38% Pfd.	1,400	37,100
Fifth Third Bancorp, Series I, 6.63% Pfd.	5,500	165,055
First Horizon National Corp., Series A, 6.20% Pfd.	900	23,094
First Republic Bank, Series A, 6.70% Pfd.	2,100	53,550
First Republic Bank, Series B, 6.20% Pfd.	2,200	56,210
First Republic Bank, Series D, 5.50% Pfd.	900	22,950
First Republic Bank, Series E, 7.00% Pfd.	1,800	48,960
First Republic Bank, Series F, 5.70% Pfd.	2,300	63,250
First Republic Bank, Series G, 5.50% Pfd.	1,300	33,969
FNB Corp., 7.25% Pfd.	1,000	29,790
Hancock Holding Co., 5.95% Unsec. Sub. Pfd.	1,800	46,980
Huntington Bancshares, Inc., Series C, 5.88% Pfd.	900	23,256
Huntington Bancshares, Inc., Series D, 6.25% Pfd.	6,500	173,940
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	24,500	690,900
Regions Financial Corp., Series A, 6.38% Pfd.	6,100	158,478
Regions Financial Corp., Series B, 6.38% Pfd.	6,800	195,636
SunTrust Banks, Inc., Series E, 5.88% Pfd.	5,500	142,615
TCF Financial Corp., 7.50% Pfd.	1,200	31,344
TCF Financial Corp., Series B, 6.45% Pfd.	1,200	30,948

	Shares	Vlaue
Regional Banks–(continued)
Texas Capital Bancshares, Inc., Series A, 6.50% Pfd.	2,400	$61,896
Valley National Bancorp, Series A, 6.25% Pfd.	1,000	28,830
Webster Financial Corp., Series E, 6.40% Pfd.	1,100	28,512
Wintrust Financial Corp., Series D, 6.50% Pfd.	1,500	42,315
Zions Bancorp., Series F, 7.90% Pfd.	2,872	74,959
		3,384,353

Reinsurance–0.46%
Endurance Specialty Holdings Ltd., Series C, 6.35% Pfd.	1,900	50,616
Maiden Holdings, Ltd., 6.63% Sr. Unsec. Pfd.	1,000	26,470
Maiden Holdings, Ltd., Series A, 8.25% Pfd.	3,300	86,064
Maiden Holdings, Ltd., Series C, 7.13% Pfd.	1,900	49,457
PartnerRe Ltd. (Bermuda), Series H, 7.25% Pfd.	8,700	259,260
Reinsurance Group of America, Inc., 5.75% Unsec. Sub. Pfd.	6,000	172,080
Reinsurance Group of America, Inc., 6.20% Unsec. Sub. Pfd.	3,300	94,347
RenaissanceRe Holdings Ltd. (Bermuda), Series E, 5.38% Pfd.	4,900	125,636
Validus Holdings, Ltd., Series A, 5.88% Pfd.	1,300	32,955
		896,885

Retail REIT’s–0.34%
DDR Corp., Series J, 6.50% Pfd.	3,200	82,240
Kimco Realty Corp., Series I, 6.00% Pfd.	8,600	218,096
National Retail Properties Inc., Series D, 6.63% Pfd.	7,000	178,850
Realty Income Corp., Series F, 6.63% Pfd.	5,000	127,500
Regency Centers Corp., Series 6, 6.63% Pfd.	2,300	58,581
		665,267

Specialized REIT’s–0.83%
Digital Realty Trust, Inc., Series F, 6.63% Pfd.	3,300	84,480
Digital Realty Trust, Inc., Series G, 5.88% Pfd.	4,500	115,920
Digital Realty Trust, Inc., Series H, 7.38% Pfd.	4,500	124,785
DuPont Fabros Technology, Inc., Series C, 6.63% Pfd.	3,000	82,500
EPR Properties, Series F, 6.63% Pfd.	1,100	28,600
Public Storage, Series A, 5.88% Pfd.	8,400	224,364
Public Storage, Series B, 5.40% Pfd.	10,900	281,002
Public Storage, Series C, 5.13% Pfd.	8,800	224,928
Public Storage, Series D, 4.95% Pfd.	9,700	238,620
Public Storage, Series Y, 6.38% Pfd.	8,100	221,211
		1,626,410

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Multi-Asset Income Fund

	Shares	Vlaue
Thrifts & Mortgage Finance–0.02%
Astoria Financial Corp., Series C, 6.50% Pfd.	1,200	$31,392

Trading Companies & Distributors–0.02%
GATX Corp., 5.63% Sr. Unsec. Pfd.	1,300	33,176

Wireless Telecommunication Services–0.28%
Telephone & Data Systems Inc., 7.00% Sr. Unsec. Pfd.	11,400	290,358
United States Cellular Corp., 6.95% Sr. Unsec. Pfd.	3,100	81,003
United States Cellular Corp., 7.25% Sr. Unsec. Pfd.	2,800	73,276
United States Cellular Corp., 7.25% Sr. Unsec. Pfd.	4,100	108,691
		553,328
Total Preferred Stocks (Cost $41,691,768)		42,947,243

Common Stocks & Other Equity Interests–16.65%
Diversified REIT’s–2.37%
Armada Hoffler Properties, Inc.	32,083	430,875
Gladstone Commercial Corp.	39,210	699,898
Global Net Lease, Inc.	87,287	646,797
Gramercy Property Trust	39,770	366,679
Investors Real Estate Trust	99,888	606,320
Lexington Realty Trust	49,467	501,595
Spirit Realty Capital, Inc.	33,769	402,189
VEREIT, Inc.	42,656	400,966
Whitestone REIT	45,985	611,601
		4,666,920

Health Care REIT’s–1.65%
Care Capital Properties, Inc.	21,470	570,458
Community Healthcare Trust, Inc.	24,560	549,653
Medical Properties Trust Inc.	33,416	465,819
New Senior Investment Group Inc.	57,377	597,868
Sabra Health Care REIT, Inc.	21,916	510,643
Senior Housing Properties Trust	26,473	563,081
		3,257,522

Hotel and Resort REIT’s–0.51%
Ashford Hospitality Trust, Inc.	83,681	486,187
Hospitality Properties Trust	18,585	508,485
		994,672

Industrial REIT’s–0.42%
Monmouth REIT Corp.	27,655	378,044
STAG Industrial, Inc.	19,095	440,521
		818,565

Mortgage REIT’s–8.51%
AGNC Investment Corp.	86,287	1,730,917
Altisource Residential Corp.	23,287	234,500
Annaly Capital Management, Inc.	154,975	1,605,541

	Shares	Vlaue
Mortgage REIT’s–(continued)
Apollo Commercial Real Estate Finance, Inc.	28,815	$487,550
ARMOUR Residential REIT, Inc.	15,692	355,738
Blackstone Mortgage Trust, Inc.–Class A	40,161	1,212,862
Capstead Mortgage Corp.	41,067	390,547
Chimera Investment Corp.	80,281	1,258,003
Colony Capital, Inc.–Class A	48,664	925,103
CYS Investments, Inc.	64,743	558,085
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	18,522	423,413
Ladder Capital Corp.	46,845	593,995
MFA Financial, Inc.	158,726	1,160,287
MTGE Investment Corp.	19,579	333,822
New Residential Investment Corp.	98,581	1,376,191
New York Mortgage Trust, Inc.	46,845	276,854
PennyMac Mortgage Investment Trust	28,941	440,482
Redwood Trust, Inc.	32,909	462,700
Starwood Property Trust, Inc.	76,182	1,694,288
Two Harbors Investment Corp.	148,668	1,238,404
		16,759,282

Office REIT’s–0.50%
Franklin Street Properties Corp.	40,802	472,079
Government Properties Income Trust	26,833	513,584
		985,663

Residential REIT’s–0.53%
Independence Realty Trust, Inc.	68,283	568,798
Preferred Apartment Communities, Inc.–Class A	35,815	466,311
		1,035,109

Retail REIT’s–0.48%
CBL & Associates Properties, Inc.	44,087	471,731
Washington Prime Group Inc.	44,862	470,602
		942,333

Specialized REIT’s–1.68%
Corrections Corp. of America	72,089	1,041,686
EPR Properties	5,302	385,561
Gaming and Leisure Properties, Inc.	17,368	570,192
Geo Group Inc. (The)	54,831	1,313,751
		3,311,190
Total Common Stocks & Other Equity Interests (Cost $31,334,998)		32,771,256

	Principal Amount
U.S. Treasury Securities–8.16%
U.S. Treasury Bills–0.13%
0.27%, 11/17/2016(d)(e)	$105,000	104,992
0.28%, 11/17/2016(d)(e)	160,000	159,988
		264,980

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Multi-Asset Income Fund

	Principal Amount		Value
U.S. Treasury STRIPS–8.03%
2.28%, 02/15/2043(d)(f)		$2,550,000	$1,272,899
2.30%, 02/15/2043(d)(f)		1,700,000	848,599
2.32%, 02/15/2043(d)(f)		650,000	324,464
2.34%, 02/15/2043(d)(f)		2,650,000	1,322,816
2.38%, 02/15/2043(d)(f)		450,000	224,629
2.50%, 02/15/2043(d)(f)		1,900,000	948,435
3.03%, 02/15/2043(d)(f)		1,100,000	549,094
3.07%, 02/15/2043(d)(f)		2,700,000	1,347,775
3.36%, 02/15/2043(d)(f)		2,450,000	1,222,981
3.98%, 02/15/2043(d)(f)		10,800,000	5,391,101
4.11%, 02/15/2043(d)(f)		4,700,000	2,346,127
			15,798,920
Total U.S. Treasury Securities (Cost $13,793,134)			16,063,900

	Shares
Exchange-Traded Notes–4.12%
JPMorgan Alerian MLP Index ETN, 6.53%, 05/24/2024(g) (Cost $8,376,699)		269,000	8,107,660

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes– 0.35%(h)
Cable & Satellite–0.19%
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 4.88%, 01/15/2027(b)	GBP	100,000	120,086
REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 5.13%, 01/15/2025(b)	GBP	200,000	248,217
			368,303

	Principal Amount		Value
Hotels, Resorts & Cruise Lines–0.06%
Thomas Cook Finance PLC (United Kingdom), Sr. Unsec. Gtd. Bonds, 6.75%, 06/15/2021(b)	EUR	100,000	$112,822

Multi-Sector Holdings–0.04%
Gala Electric Casinos Ltd. (United Kingdom), REGS, Sec. Gtd. Second Lien Euro Notes, 11.50%, 06/01/2019(b)	GBP	63,636	80,993

Other Diversified Financial Services–0.06%
Garfunkelux Holdco 3 S.A. (Luxembourg), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 8.50%, 11/01/2022(b)	GBP	100,000	121,554
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $793,832)			683,672

	Shares
Money Market Funds–7.34%
Government & Agency Portfolio–Institutional Class, 0.29% (i)		8,664,018	8,664,018
Treasury Portfolio–Institutional Class, 0.22%(i)		5,776,012	5,776,012
Total Money Market Funds (Cost $14,440,030)			14,440,030
TOTAL INVESTMENTS–98.36% (Cost $188,915,091)			193,596,315
OTHER ASSETS LESS LIABILITIES–1.64%			3,221,228
NET ASSETS–100.00%			$196,817,543

Investment Abbreviations:

EUR	– Euro
ETN	– Exchange-Traded Notes
GBP	– British Pound Sterling
Gtd.	– Guaranteed
Jr.	– Junior
MLP	– Master Limited Partnerships
Pfd.	– Preferred

REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
STRIPS	– Separately Traded Registered Interest and Principal Security
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $39,258,920, which represented 19.95% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open swap agreements. See Note 1N and Note 4.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M and Note 4
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2016.
(h)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Multi-Asset Income Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $174,475,061)	$179,156,285
Investments in affiliated money market funds, at value and cost	14,440,030
Total investments, at value (Cost $188,915,091)	193,596,315
Cash	117,179
Foreign currencies, at value (Cost $131,868)	130,767
Receivable for:
Investments sold	734,425
Fund shares sold	1,869,160
Dividends and interest	1,407,817
Fund expenses absorbed	6,563
Investment for trustee deferred compensation and retirement plans	23,661
Unrealized appreciation on forward foreign currency contracts outstanding	54,259
Other assets	55,480
Total assets	197,995,626

Liabilities:
Payable for:
Investments purchased	507,076
Fund shares reacquired	396,408
Variation margin — futures	72,856
Variation margin — centrally cleared swap agreements	4,155
Accrued fees to affiliates	87,210
Accrued trustees’ and officers’ fees and benefits	1,616
Accrued other operating expenses	79,504
Trustee deferred compensation and retirement plans	26,615
Unrealized depreciation on forward foreign currency contracts outstanding	2,643
Total liabilities	1,178,083
Net assets applicable to shares outstanding	$196,817,543

Net assets consist of:
Shares of beneficial interest	$201,446,012
Undistributed net investment income	(145,929)
Undistributed net realized gain (loss)	(9,560,585)
Net unrealized appreciation	5,078,045
$196,817,543

Net Assets:
Class A	$91,584,700
Class C	$24,237,749
Class R	$538,405
Class Y	$31,049,284
Class R5	$19,405
Class R6	$49,388,000

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	8,713,272
Class C	2,308,038
Class R	51,235
Class Y	2,952,998
Class R5	1,845
Class R6	4,697,380
Class A:
Net asset value per share	$10.51
Maximum offering price per share
(Net asset value of $10.51 ÷ 94.50%)	$11.12
Class C:
Net asset value and offering price per share	$10.50
Class R:
Net asset value and offering price per share	$10.51
Class Y:
Net asset value and offering price per share	$10.51
Class R5:
Net asset value and offering price per share	$10.52
Class R6:
Net asset value and offering price per share	$10.51

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Multi-Asset Income Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Interest (net of foreign withholding taxes of $1,009)	$4,127,449
Dividends (net of foreign withholding taxes of $1,141)	4,043,329
Dividends from affiliated money market funds	38,708
Total investment income	8,209,486

Expenses:
Advisory fees	946,304
Administrative services fees	50,000
Custodian fees	26,058
Distribution fees:
Class A	145,662
Class C	181,961
Class R	1,880
Transfer agent fees — A, C, R and Y	124,851
Transfer agent fees — R6	289
Trustees’ and officers’ fees and benefits	21,697
Registration and filing fees	92,659
Licensing Fees	40,423
Reports to shareholders	40,564
Professional services fees	55,889
Other	38,132
Total expenses	1,766,369
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(286,601)
Net expenses	1,479,768
Net investment income	6,729,718

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(707,393)
Foreign currencies	733
Forward foreign currency contracts	156,608
Futures contracts	1,558,873
Swap agreements	(27,606)
981,215
Change in net unrealized appreciation (depreciation) of:
Investment securities	2,205,953
Foreign currencies	(1,718)
Forward foreign currency contracts	42,521
Futures contracts	(368,354)
Swap agreements	14,837
1,893,239
Net realized and unrealized gain	2,874,454
Net increase in net assets resulting from operations	$9,604,172

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Multi-Asset Income Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$6,729,718	$6,262,903
Net realized gain (loss)	981,215	(3,404,074)
Change in net unrealized appreciation (depreciation)	1,893,239	(487,253)
Net increase in net assets resulting from operations	9,604,172	2,371,576

Distributions to shareholders from net investment income:
Class A	(2,847,881)	(2,285,486)
Class C	(751,745)	(649,749)
Class R	(17,519)	(7,758)
Class Y	(825,464)	(631,870)
Class R5	(587)	(513)
Class R6	(2,805,712)	(2,998,898)
Total distributions from net investment income	(7,248,908)	(6,574,274)

Share transactions–net:
Class A	37,737,567	12,053,236
Class C	6,501,206	2,778,173
Class R	194,926	201,235
Class Y	18,353,047	6,112,094
Class R5	9,064	—
Class R6	(18,420,097)	18,253,102
Net increase in net assets resulting from share transactions	44,375,713	39,397,840
Net increase in net assets	46,730,977	35,195,142

Net assets:
Beginning of year	150,086,566	114,891,424
End of year (includes undistributed net investment income of $(145,929) and $(122,117), respectively)	$196,817,543	$150,086,566

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Multi-Asset Income Fund (the “Fund”), formerly Invesco Premium Income Fund, is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based

29                         Invesco Multi-Asset Income Fund

on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

30                         Invesco Multi-Asset Income Fund

D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Master Limited Partnerships — The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Exchange-traded Notes — The Fund may invest in exchange-traded notes (“ETNs”) which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs can be traded on an exchange and/or they can be held to maturity. At maturity, the issuer pays the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets and changes in the applicable interest rates. ETNs are subject to credit risk, including the credit risk of the issuer.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying

31                         Invesco Multi-Asset Income Fund

securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

32                         Invesco Multi-Asset Income Fund

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2016 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
P.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
Q.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.65%
Next $500 million	0.60%
Next $500 million	0.55%
Over $1.5 billion	0.54%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 0.65%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.05%, 1.80%, 1.30%, 0.80%, 0.80% and 0.80%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $161,461 and reimbursed class level expenses of $77,926, $24,336, $503, $21,723 and $289 of Class A, Class C, Class R, Class Y and Class R6 shares, respectively.

33                         Invesco Multi-Asset Income Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $23,628 in front-end sales commissions from the sale of Class A shares and $2,470 from Class C shares, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$32,771,256	$—	$—	$32,771,256
Preferred Stocks	42,781,606	165,637	—	42,947,243
Exchange-Traded Notes	8,107,660	—	—	8,107,660
Money Market Funds	14,440,030	—	—	14,440,030
U.S. Treasury Securities	—	16,063,900	—	16,063,900
U.S. Dollar Denominated Bonds and Notes	—	78,582,554	—	78,582,554
Non-U.S. Dollar Denominated Bonds and Notes	—	683,672	—	683,672
	98,100,552	95,495,763	—	193,596,315
Forward Foreign Currency Contracts*	—	51,616	—	51,616
Futures Contracts*	314,783	—	—	314,783
Swap Agreements*	—	32,453	—	32,453
Total Investments	$98,415,335	$95,579,832	$—	$193,995,167

*	Unrealized appreciation.

34                         Invesco Multi-Asset Income Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2016:

	Value
Derivative Assets	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$—	$—	$606,233	$188,748	$794,981
Unrealized appreciation on swap agreements — Centrally Cleared(a)	32,453	—	—	—	32,453
Unrealized appreciation on forward foreign currency contracts outstanding	—	54,259	—	—	54,259
Total Derivative Assets	32,453	54,259	606,233	188,748	881,693
Derivatives not subject to master netting agreements	(32,453)	—	(606,233)	(188,748)	(827,434)
Total Derivative Assets subject to master netting agreements	$—	$54,259	$—	$—	$54,259

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$—	$(480,198)	$—	$(480,198)
Unrealized depreciation on forward foreign currency contracts outstanding	—	(2,643)	—	—	(2,643)
Total Derivative Liabilities	—	(2,643)	(480,198)	—	(482,841)
Derivatives not subject to master netting agreements	—	—	480,198	—	480,198
Total Derivative Liabilities subject to master netting agreements	$—	$(2,643)	$—	$—	$(2,643)

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swap agreements. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2016.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency contracts	Forward Foreign Currency contracts		Non-Cash	Cash	Net amount
Citigroup Global Markets Inc.	$54,259	$—	$54,259	$—	$—	$54,259
Goldman Sachs International	—	(2,643)	(2,643)	—	—	(2,643)
Total	$54,259	$(2,643)	$51,616	$—	$—	$51,616

Effect of Derivative Investments for the year ended October 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$156,608	$—	$—	$156,608
Futures contracts	—	—	(19,405)	1,578,278	1,558,873
Swap agreements	(27,606)	—	—	—	(27,606)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	42,521	—	—	42,521
Futures contracts	—	—	(434,541)	66,187	(368,354)
Swap agreements	14,837	—	—	—	14,837
Total	$(12,769)	$199,129	$(453,946)	$1,644,465	$1,376,879

35                         Invesco Multi-Asset Income Fund

The table below summarizes the 12-month average notional value of forward foreign currency contracts and futures contracts and the 9-month average notional value of swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$1,948,758	$46,219,669	$2,246,111

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
11/30/2016	Citigroup Global Markets Inc.	EUR	283,150	USD	317,082	$311,199	$5,883
11/30/2016	Citigroup Global Markets Inc.	GBP	451,502	USD	601,238	552,862	48,376
11/30/2016	Goldman Sachs International	USD	123,540	EUR	110,000	120,897	(2,643)
Total open forward foreign currency contracts — currency risk							$51,616

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Dow Jones Euro STOXX 50 Index	Long	205	December-2016	$6,870,433	$137,597
E-Mini S&P 500 Index	Long	66	December-2016	6,996,330	(124,666)
FTSE 100 Index	Long	80	December-2016	6,783,768	283,322
Hang Seng Index	Long	47	November-2016	6,940,506	(160,745)
Russell 2000 Mini Index	Long	43	December-2016	5,122,590	(194,787)
Tokyo Stock Price Index	Long	32	December-2016	4,256,902	185,314
Subtotal — Equity Risk					126,035
Australian 10 Year Bonds	Short	28	December-2016	(2,824,619)	62,394
Canadian 10 Year Bonds	Short	10	December-2016	(1,078,248)	19,101
Euro Bonds	Short	6	December-2016	(1,068,133)	21,858
Japanese Mini 10 Year Bonds	Short	8	December-2016	(1,157,221)	3,275
Long Gilt	Short	7	December-2016	(1,073,738)	44,687
U.S. Treasury Long Bonds	Short	7	December-2016	(1,139,031)	37,433
Subtotal — Interest Rate Risk					188,748
Total Futures Contracts					$314,783

Open Centrally Cleared Credit Default Swap Agreements — Credit Risk
Counterparty/ Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation
Credit Suisse Securities (USA) LLC/CME	Markit CDX North America High Yield Index, Series 26, Version 1	Sell	5.00%	06/20/2021	3.93%	$4,500,000	$159,427	$32,453

Abbreviations:

CME	– Chicago Mercantile Exchange

(a)	Implied credit spreads represent the current level as of October 31, 2016, at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $363.

36                         Invesco Multi-Asset Income Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$7,248,908	$6,574,274

Tax Components of Net Assets at Period-End:

2016
Net unrealized appreciation — investments	$4,187,762
Net unrealized appreciation — other investments	113,542
Temporary book/tax differences	(26,722)
Capital loss carryforward	(8,903,051)
Shares of beneficial interest	201,446,012
Total net assets	$196,817,543

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and bond premiums.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2016, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$7,105,236	$1,797,815	$8,903,051

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

37                         Invesco Multi-Asset Income Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $178,967,587 and $128,151,251, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $12,180,852 and $7,084,320, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$6,619,456
Aggregate unrealized (depreciation) of investment securities	(2,431,694)
Net unrealized appreciation of investment securities	$4,187,762

Cost of investments for tax purposes is $189,408,553.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization, foreign currency transactions, futures contracts and swap income, on October 31, 2016, undistributed net investment income (loss) was increased by $495,378, undistributed net realized gain (loss) was decreased by $469,744 and shares of beneficial interest was decreased by $25,634. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	5,267,027	$55,774,372	3,054,961	$31,571,397
Class C	973,923	10,215,089	665,576	6,862,470
Class R	35,654	374,579	22,519	227,585
Class Y	2,466,882	25,860,783	1,777,827	18,357,253
Class R5	838	9,002	—	—
Class R6	949,592	9,507,580	1,558,502	16,063,482

Issued as reinvestment of dividends:
Class A	250,608	2,538,721	149,450	1,530,255
Class C	64,533	650,905	42,814	438,178
Class R	1,661	16,789	705	7,215
Class Y	71,597	730,390	37,371	383,770
Class R5	6	62	—	—
Class R6	275,154	2,746,085	292,705	2,998,897

Reacquired:
Class A	(2,020,290)	(20,575,526)	(2,049,651)	(21,048,416)
Class C	(430,535)	(4,364,788)	(442,432)	(4,522,475)
Class R	(19,673)	(196,442)	(3,273)	(33,565)
Class Y	(816,554)	(8,238,126)	(1,232,469)	(12,628,929)
Class R6(b)	(3,221,075)	(30,673,762)	(78,709)	(809,277)
Net increase in share activity	3,849,348	$44,375,713	3,795,896	$39,397,840

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 47% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 25% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	On February 18, 2016, 3,221,845 Class R6 shares valued at $30,671,968 were redeemed by affiliated mutual funds.

38                         Invesco Multi-Asset Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/16	$10.09	$0.47	$0.45	$0.92	$(0.50)	$—	$(0.50)	$10.51	9.44%	$91,585	1.04	%(d)	1.28	%(d)	4.60	%(d)	101%
Year ended 10/31/15	10.37	0.46	(0.25)	0.21	(0.49)	—	(0.49)	10.09	2.02	52,613	0.99		1.27		4.52		120
Year ended 10/31/14	10.04	0.48	0.37	0.85	(0.52)	—	(0.52)	10.37	8.66	42,104	0.88		1.28		4.69		89
Year ended 10/31/13	10.83	0.50	(0.58)	(0.08)	(0.55)	(0.16)	(0.71)	10.04	(0.83)	40,515	0.88		1.22		4.83		86
Year ended 10/31/12(e)	10.03	0.43	0.81	1.24	(0.44)	—	(0.44)	10.83	12.64	24,388	0.88	(f)	1.18	(f)	4.54	(f)	79
Class C
Year ended 10/31/16	10.08	0.39	0.45	0.84	(0.42)	—	(0.42)	10.50	8.62	24,238	1.79	(d)	2.03	(d)	3.85	(d)	101
Year ended 10/31/15	10.36	0.39	(0.26)	0.13	(0.41)	—	(0.41)	10.08	1.26	17,133	1.74		2.02		3.77		120
Year ended 10/31/14	10.03	0.40	0.37	0.77	(0.44)	—	(0.44)	10.36	7.85	14,854	1.63		2.03		3.94		89
Year ended 10/31/13	10.82	0.42	(0.58)	(0.16)	(0.47)	(0.16)	(0.63)	10.03	(1.58)	16,592	1.63		1.97		4.08		86
Year ended 10/31/12(e)	10.03	0.36	0.81	1.17	(0.38)	—	(0.38)	10.82	11.91	10,469	1.63	(f)	1.93	(f)	3.79	(f)	79
Class R
Year ended 10/31/16	10.08	0.44	0.46	0.90	(0.47)	—	(0.47)	10.51	9.28	538	1.29	(d)	1.53	(d)	4.35	(d)	101
Year ended 10/31/15	10.36	0.44	(0.26)	0.18	(0.46)	—	(0.46)	10.08	1.77	339	1.24		1.52		4.27		120
Year ended 10/31/14	10.03	0.46	0.36	0.82	(0.49)	—	(0.49)	10.36	8.39	141	1.13		1.53		4.44		89
Year ended 10/31/13	10.83	0.47	(0.59)	(0.12)	(0.52)	(0.16)	(0.68)	10.03	(1.17)	51	1.13		1.47		4.58		86
Year ended 10/31/12(e)	10.03	0.40	0.82	1.22	(0.42)	—	(0.42)	10.83	12.43	50	1.13	(f)	1.43	(f)	4.29	(f)	79
Class Y
Year ended 10/31/16	10.09	0.50	0.44	0.94	(0.52)	—	(0.52)	10.51	9.71	31,049	0.79	(d)	1.03	(d)	4.85	(d)	101
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	—	(0.51)	10.09	2.28	12,424	0.74		1.02		4.77		120
Year ended 10/31/14	10.05	0.51	0.35	0.86	(0.54)	—	(0.54)	10.37	8.82	6,725	0.63		1.03		4.94		89
Year ended 10/31/13	10.84	0.53	(0.58)	(0.05)	(0.58)	(0.16)	(0.74)	10.05	(0.57)	7,409	0.63		0.97		5.08		86
Year ended 10/31/12(e)	10.03	0.45	0.82	1.27	(0.46)	—	(0.46)	10.84	12.96	4,482	0.63	(f)	0.93	(f)	4.79	(f)	79
Class R5
Year ended 10/31/16	10.09	0.50	0.45	0.95	(0.52)	—	(0.52)	10.52	9.82	19	0.79	(d)	0.90	(d)	4.85	(d)	101
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	—	(0.51)	10.09	2.28	10	0.74		0.89		4.77		120
Year ended 10/31/14	10.05	0.50	0.36	0.86	(0.54)	—	(0.54)	10.37	8.82	10	0.63		0.90		4.94		89
Year ended 10/31/13	10.84	0.54	(0.59)	(0.05)	(0.58)	(0.16)	(0.74)	10.05	(0.57)	10	0.63		0.90		5.08		86
Year ended 10/31/12(e)	10.03	0.44	0.83	1.27	(0.46)	—	(0.46)	10.84	12.96	766	0.63	(f)	0.85	(f)	4.79	(f)	79
Class R6
Year ended 10/31/16	10.09	0.49	0.45	0.94	(0.52)	—	(0.52)	10.51	9.71	49,388	0.79	(d)	0.90	(d)	4.85	(d)	101
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	—	(0.51)	10.09	2.28	67,568	0.74		0.89		4.77		120
Year ended 10/31/14	10.04	0.50	0.37	0.87	(0.54)	—	(0.54)	10.37	8.93	51,057	0.63		0.90		4.94		89
Year ended 10/31/13	10.84	0.53	(0.59)	(0.06)	(0.58)	(0.16)	(0.74)	10.04	(0.67)	171,140	0.63		0.85		5.08		86
Year ended 10/31/12(e)	10.75	0.05	0.09	0.14	(0.05)	—	(0.05)	10.84	1.31	138,779	0.63	(f)	0.82	(f)	4.79	(f)	79

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $58,265, $18,196, $, $376, $16,242, $11 and $52,495 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of December 14, 2011 for Class A, Class C, Class R, Class Y and Class R5 and September 24, 2012 for Class R6 shares.
(f)	Annualized.

NOTE 13—Subsequent Event

Effective January 1, 2017, the Fund will pay an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.50%
Next $500 million	0.45%
Next $500 million	0.40%
Over $1.5 billion	0.39%

In addition, effective January 1, 2017, the Adviser has contractually agreed, through at least February 28, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed in Note 2) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, respectively, of the Fund’s average daily net assets.

39                         Invesco Multi-Asset Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Invesco Multi-Asset Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Multi-Asset Income Fund (formerly, Invesco Premium Income Fund, the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period December 14, 2011 (commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

40                         Invesco Multi-Asset Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (10/31/16)	Expenses Paid During Period[2,4]
A	$1,000.00	$1,065.60	$5.40	$1,019.91	$5.28	1.04%
C	1,000.00	1,061.70	9.28	1,016.14	9.07	1.79
R	1,000.00	1,064.30	6.69	1,018.65	6.55	1.29
Y	1,000.00	1,066.90	4.10	1,021.17	4.01	0.79
R5	1,000.00	1,066.90	4.10	1,021.17	4.01	0.79
R6	1,000.00	1,066.90	4.10	1,021.17	4.01	0.79

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective January 1, 2017, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expense of Class A, Class C, Class R, Class Y Class R5 and Class R6 shares to 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.84%, 1.59%, 1.09%, 0.59%, 0.59% and 0.59% for Class A, Class C, Class R, Class Y Class R5 and Class R6 shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.36, $8.24, $5.66, $3.07, $3.07 and $3.07 for Class A, Class C, Class R, Class Y Class R5 and Class R6 shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.27, $8.06, $5.53, $3.00, $3.00 and $3.00 for Class A, Class C, Class R, Class Y Class R5 and Class R6 shares, respectively.

41                         Invesco Multi-Asset Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Multi-Asset Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco PowerShares Capital Management LLC currently manages certain assets of the Fund.

The Board noted that the Fund recently began operations and that comparative performance data for only the past four calendar years was available. The Board compared the Fund’s performance during the past four calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target Allocation Conservative Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year and in the fifth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of the Index for the one year period and below the performance of the index for the three year period. The

42                         Invesco Multi-Asset Income Fund

Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was at the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2017 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and its affiliates manage two other mutual funds using an investment process substantially similar to the investment process used for the Fund. The Board noted that both of the other mutual funds are fund of funds and Invesco Advisers does not charge advisory fees at the fund level. Invesco Advisors and the Affiliated Sub-Advisers do not manage other client accounts using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its affiliates did not make a profit from managing the Fund as a result of fee and expense waivers. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that

Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

43                         Invesco Multi-Asset Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	4.14%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

44                         Invesco Multi-Asset Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Multi-Asset Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Multi-Asset Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Multi-Asset Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Multi-Asset Income Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	MAIN-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Pacific Growth Fund Nasdaq: A: TGRAX ∎ B: TGRBX ∎ C: TGRCX ∎ R: TGRRX ∎ Y: TGRDX ∎ R5: TGRSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Pacific Growth Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Pacific Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Pacific Growth Fund (the Fund), at net asset value (NAV), outperformed the MSCI All Country Asia Pacific Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.53%
Class B Shares	8.73
Class C Shares	8.71
Class R Shares	9.24
Class Y Shares	9.80
Class R5 Shares	9.91
MSCI EAFE Index▼ (Broad Market Index)	-3.23
MSCI All Country Asia Pacific Index▼ (Style-Specific Index)	5.98
Lipper Pacific Region Funds Index∎ (Peer Group Index)	8.94
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The Asia Pacific economy started to show signs of stabilizing during the fiscal year ended October 31, 2016. A combination of positive earnings across the region in the second quarter of 2016 combined with accommodative monetary policies and progress on reforms helped raise investor confidence.

    After a strong rally in October 2015, markets in Asia retreated in November on concerns over the greater likelihood of a US Federal Reserve (the Fed) rate hike. In December, the Fed followed through on its commitment to normalize monetary policy by raising interest rates – its first increase since 2006. Monetary policies elsewhere moved in the opposite direction as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing and even negative interest rates the following month.

    It was a turbulent start to calendar year 2016, driven by investor concerns about further economic weakness in China and the selloff in commodities. By late February, markets had begun to recover, with some posting gains amid the concerted central bank commitments to very loose monetary policy. A sharp rise in property prices in first-tier cities in China and the start of the restocking cycle in information technology were some of the developments triggering a shift in sentiment. The global cyclical shift led to an increase in fund flows to Asia and a weakening US dollar, a development that was largely supportive of oil and stock prices. Throughout Asia, the rebound in oil prices and a general risk-on sentiment helped drive Asian markets in March, leading to a strong double-digit rally. Growth conditions, however, were reassessed in the subsequent months as economic conditions continued to be uneven.

    June 2016 was an eventful month with global sentiment changing rapidly following the results of the Fed’s decision to keep interest rates unchanged and the Brexit referendum in the UK where voters opted to leave the European Union. Despite the heightened global market volatility, Asia Pacific equity markets ended on a high note, outperforming developed equity markets. There were high hopes for the new president in the Philippines. South Korea also announced a stimulus package while a few countries cut rates throughout Asia. Strong inflows into emerging markets continued to lift equity markets in Asia on the renewed growth prospects for the region. Positive earnings in China, Thailand, South Korea and Taiwan, as well as the pick-up in GDP in some countries, kept markets moving higher. However, sentiment once again started to shift over concerns regarding the outcome of the US presidential election and future monetary policies among developed countries toward the end of the reporting period. In Japan, a stronger Japanese currency amid risk-off mode resulting from China’s bubble fear, as well as Brexit shock weighed on Japanese equity markets for the reporting period on the back of investors’ concerns over corporate earnings particularly exporters. On top of that, the Bank of Japan’s surprising introduction of a negative interest rate policy caused most financials sector stocks like banks to decline.

    On a geographic basis, positive stock selection in Japan was the leading contributor to relative Fund performance versus the MSCI All Country Asia Pacific Index. Stock selection in India and China contributed to Fund outperformance versus the style-specific index, as well. Underweight exposure versus the style-specific index in Hong Kong also helped the Fund’s relative performance.

Portfolio Composition
By sector	% of total net assets

Information Technology	20.8%
Industrials	19.6
Consumer Discretionary	16.6
Consumer Staples	11.7
Financials	11.2
Health Care	7.4
Utilities	5.7
Telecommunication Services	4.3
Materials	2.2
Money Market Funds Plus Other Assets Less Liabilities	0.5

Top 10 Equity Holdings*
	% of total net assets

1.	Tencent Holdings Ltd.	6.6%
2.	Taiwan Semiconductor Manufacturing Co. Ltd.	3.5
3.	Bajaj Finance Ltd.	3.4
4.	AIA Group Ltd.	3.3
5.	APA Group	2.4
6.	Maruti Suzuki India Ltd.	2.3
7.	Yamaha Motor Co., Ltd.	2.3
8.	Nidec Corp.	2.3
9.	Sekisui Chemical Co., Ltd.	2.3
10.	Guangdong Investment Ltd.	2.3

Total Net Assets	$80.5 million

Total Number of Holdings*	55

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

4                         Invesco Pacific Growth Fund

    In contrast, negative stock selection in South Korea was the leading detractor from the Fund’s relative performance versus the style-specific index following very strong contribution from previous reporting periods. Holdings in Australia, Thailand and Singapore also detracted from relative results.

    At the sector level, stock selection in and underweight exposure to the financials sector led relative outperformance versus the MSCI All Country Asia Pacific Index. Bajaj Finance, an Indian non-banking finance company, was the leading contributor to Fund performance during the fiscal year. Australian bank and financial services provider, Westpac Banking, was also a key contributor to Fund performance within the financials sector. We sold the holding before the close of the reporting period.

    Stock selection in the consumer discretionary sector also contributed to relative Fund performance versus the style-specific index. Japanese discount retailer, Seria, was the largest contributor within the sector to Fund performance during the fiscal year. The company’s stock price rose after it announced strong results thanks to its share increase in the one-dollar shop segment in Japan. Nifco, a Japanese manufacturer and seller of industrial plastic parts and components, was a leading contributor to Fund performance within the sector during the reporting period, as well.

    Conversely, stock selection in the health care sector was the leading detractor from both absolute and relative Fund performance versus the style-specific index. Yuhan, a pharmaceutical and chemical company based in South Korea, was the leading detractor from relative Fund performance within the sector.

Bumrungrad International Hospital, a multi-specialty medical center located in Bangkok, Thailand, and Green Cross, a biopharmaceutical company headquartered in Yongin, South Korea, were also detractors from the Fund’s relative performance during the reporting period.

    Stock selection in and overweight exposure to the consumer staples sector was a detractor from relative performance versus the style-specific index. Nongshim, the largest ramen and snack food company in South Korea, was the largest detractor from relative performance within the sector. Stock selection in the telecommunication services sector detracted from relative Fund performance, as well. Australian telecommunications and IT company, TPG Telecom, was the largest detractor in the sector from Fund performance during the fiscal year.

    During the reporting period, we reduced our exposure to the financials and energy sectors. The Fund’s Asia ex-Japan allocation favored consumer-related sectors, with overweight allocations in the consumer discretionary and consumer staples sectors, as well as in the health care and IT sectors.

    We continue to look for stocks that have a competitive edge to successfully expand businesses in the long term, and stocks with positive fundamentals and prospects that have not been priced across a broad range of sectors.

    We thank you for your continued investment in Invesco Pacific Growth Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Paul Chan Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Pacific Growth Fund. He joined
Invesco in 2001. Mr. Chan earned a BS in economics from the University of Manitoba.

Daiji Ozawa Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Pacific Growth Fund. He joined
Invesco in 2010. Mr. Ozawa earned a BA in political science from Waseda University.

5                         Invesco Pacific Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/06

1	Source: Lipper Inc.
2	Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

    my, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI All Country Asia Pacific Index is an unmanaged index considered representative of Asia Pacific region stock markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Pacific Region Funds Index is an unmanaged index considered representative of Pacific region funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 7

6                         Invesco Pacific Growth Fund

Average Annual Total Returns As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	1.90%
10 Years	3.09
5 Years	5.21
1 Year	3.50

Class B Shares
Inception (11/30/90)	4.71%
10 Years	3.05
5 Years	5.28
1 Year	3.73

Class C Shares
Inception (7/28/97)	1.47%
10 Years	2.92
5 Years	5.63
1 Year	7.71

Class R Shares
Inception (3/31/08)	1.75%
5 Years	6.12
1 Year	9.24

Class Y Shares
Inception (7/28/97)	2.45%
10 Years	3.94
5 Years	6.67
1 Year	9.80

Class R5 Shares
10 Years	3.90%
5 Years	6.82
1 Year	9.91

Effective June 1, 2010, Class A, Class B, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Pacific Growth Fund Inc., advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Pacific Growth Fund. Returns shown above, prior to June 1, 2010, for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and

Average Annual Total Returns As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	2.05%
10 Years	3.64
5 Years	7.21
1 Year	11.16

Class B Shares
Inception (11/30/90)	4.83%
10 Years	3.61
5 Years	7.31
1 Year	11.77

Class C Shares
Inception (7/28/97)	1.61%
10 Years	3.48
5 Years	7.65
1 Year	15.84

Class R Shares
Inception (3/31/08)	2.08%
5 Years	8.15
1 Year	17.36

Class Y Shares
Inception (7/28/97)	2.60%
10 Years	4.50
5 Years	8.70
1 Year	17.93

Class R5 Shares
10 Years	4.45%
5 Years	8.85
1 Year	18.05

Invesco Pacific Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.78%, 2.53%, 2.53%, 2.03%, 1.53% and 1.39%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

continued from page 7

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder trans-
actions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7                         Invesco Pacific Growth Fund

Invesco Pacific Growth Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation poli-
cies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the econo-

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
continued on page 6

8                         Invesco Pacific Growth Fund

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks & Other Equity Interests–99.46%
Australia–8.65%
APA Group	317,310	$1,917,413
Orora Ltd.	794,697	1,747,851
Sydney Airport	194,233	922,485
Telstra Corp. Ltd.	337,327	1,275,797
TPG Telecom Ltd.	191,531	1,099,206
		6,962,752

China–13.48%
Beijing Capital International Airport Co. Ltd.–Class H	1,574,000	1,650,016
Beijing Enterprises Water Group Ltd.	1,220,000	885,648
China Animal Healthcare Ltd.(a)	349,000	58,501
China Mobile Ltd.	97,500	1,117,005
Guangdong Investment Ltd.	1,202,000	1,816,457
Tencent Holdings Ltd.	200,900	5,319,848
		10,847,475

Hong Kong–3.33%
AIA Group Ltd.	424,800	2,681,206
Henderson Land Development Co. Ltd.	110	652
		2,681,858

India–7.81%
Bajaj Finance Ltd.	168,480	2,725,753
Britannia Industries Ltd.	33,795	1,682,610
Maruti Suzuki India Ltd.	21,270	1,877,974
		6,286,337

Indonesia–2.13%
PT Unilever Indonesia Tbk	502,300	1,712,190

Japan–46.38%
AIDA ENGINEERING, LTD.	122,700	1,057,749
Astellas Pharma Inc.	67,800	1,008,288
Daikin Industries, Ltd.	18,800	1,803,730
Daiwa House Industry Co., Ltd.	53,400	1,469,627
FUKUSHIMA INDUSTRIES CORP.	44,000	1,504,220
H.I.S. Co., Ltd.(b)	43,700	1,195,171
Hitachi High-Technologies Corp.	36,900	1,542,998
K’s Holdings Corp.	81,000	1,405,035
Komatsu Ltd.	34,500	768,989
Konoike Transport Co., Ltd.	96,000	1,273,409
MAEDA ROAD CONSTRUCTION CO., LTD.	40,000	741,525
Mitsubishi Corp.	77,500	1,693,153
Nidec Corp.	18,800	1,823,258
Nifco Inc.	28,900	1,664,546
OMRON Corp.	38,000	1,460,354
OTSUKA CORP.	32,500	1,549,611
Relo Group, Inc.	4,600	761,074
Resorttrust, Inc.	55,600	1,113,962

	Shares	Value
Japan–(continued)
SCSK Corp.	37,300	$1,394,326
Sekisui Chemical Co., Ltd.	115,600	1,821,090
Seria Co., Ltd.	13,800	1,088,759
Seven & i Holdings Co., Ltd.	19,900	831,752
Shimamura Co., Ltd.	10,700	1,372,384
Temp Holdings Co. Ltd.	58,900	1,000,904
transcosmos inc.	38,400	974,052
Tsubakimoto Chain Co.	197,000	1,561,852
Yamaha Motor Co., Ltd.	82,400	1,829,336
Yaskawa Electric Corp.	100,700	1,606,704
		37,317,858

Philippines–1.69%
Ayala Corp.	78,980	1,361,162

Singapore–1.45%
Raffles Medical Group Ltd.	1,080,640	1,169,078

South Korea–8.96%
AMOREPACIFIC Group	13,299	1,720,838
BGF Retail Co., Ltd.	8,607	1,309,364
Green Cross Corp.	6,067	739,959
Nongshim Co., Ltd.	5,942	1,496,182
Ottogi Corp.	1,079	620,736
Yuhan Corp.	7,188	1,319,735
		7,206,814

Taiwan–3.54%
Taiwan Semiconductor Manufacturing Co. Ltd.	477,143	2,850,127

Thailand–2.04%
Bumrungrad Hospital PCL	313,200	1,636,186
Total Common Stocks & Other Equity Interests (Cost $67,603,739)		80,031,837

Money Market Funds–0.52%
Government & Agency Portfolio–Institutional Class, 0.29%(c)	250,355	250,355
Treasury Portfolio–Institutional Class, 0.22%(c)	166,578	166,578
Total Money Market Funds (Cost $416,933)		416,933
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.98% (Cost $68,020,672)		80,448,770

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Pacific Growth Fund

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.35%
Government & Agency Portfolio–Institutional Class, 0.29% (Cost $285,700)(c)(d)	285,700	$285,700
TOTAL INVESTMENTS–100.33% (Cost $68,306,372)		80,734,470
OTHER ASSETS LESS LIABILITIES–(0.33)%		(268,024)
NET ASSETS–100.00%		$80,466,446

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2016.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Pacific Growth Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $67,603,739)*	$80,031,837
Investments in affiliated money market funds, at value and cost	702,633
Total investments, at value (Cost $68,306,372)	80,734,470
Foreign currencies, at value (Cost $42,685)	42,530
Receivable for:
Fund shares sold	151,585
Dividends	382,547
Investment for trustee deferred compensation and retirement plans	38,011
Other assets	26,396
Total assets	81,375,539

Liabilities:
Payable for:
Fund shares reacquired	347,269
Collateral upon return of securities loaned	285,700
Accrued foreign taxes	48,931
Accrued fees to affiliates	66,570
Accrued trustees’ and officers’ fees and benefits	1,571
Accrued other operating expenses	66,219
Trustee deferred compensation and retirement plans	92,833
Total liabilities	909,093
Net assets applicable to shares outstanding	$80,466,446

Net assets consist of:
Shares of beneficial interest	$83,691,736
Undistributed net investment income	43,531
Undistributed net realized gain (loss)	(15,686,630)
Net unrealized appreciation	12,417,809
$80,466,446

Net Assets:
Class A	$65,106,681
Class B	$126,114
Class C	$4,477,066
Class R	$241,708
Class Y	$10,500,840
Class R5	$14,037

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	2,474,664
Class B	5,168
Class C	183,073
Class R	9,290
Class Y	391,961
Class R5	523
Class A:
Net asset value per share	$26.31
Maximum offering price per share
(Net asset value of $26.31 ÷ 94.50%)	$27.84
Class B:
Net asset value and offering price per share	$24.40
Class C:
Net asset value and offering price per share	$24.46
Class R:
Net asset value and offering price per share	$26.02
Class Y:
Net asset value and offering price per share	$26.79
Class R5:
Net asset value and offering price per share	$26.84

*	At October 31, 2016, securities with an aggregate value of $272,080 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Pacific Growth Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $132,007)	$1,397,264
Dividends from affiliated money market funds (includes securities lending income of $5,991)	10,121
Other income	13,395
Total investment income	1,420,780

Expenses:
Advisory fees	683,709
Administrative services fees	50,000
Distribution fees:
Class A	163,870
Class B	2,126
Class C	45,005
Class R	1,137
Transfer agent fees — A, B, C, R and Y	172,618
Transfer agent fees — R5	13
Trustees’ and officers’ fees and benefits	22,944
Registration and filing fees	73,060
Reports to shareholders	25,616
Professional services fees	56,104
Other	12,640
Total expenses	1,308,842
Less: Fees waived and expense offset arrangement(s)	(2,439)
Net expenses	1,306,403
Net investment income	114,377

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $5,933)	(1,049,512)
Foreign currencies	22,495
(1,027,017)
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $7,053)	8,112,334
Foreign currencies	(6,468)
8,105,866
Net realized and unrealized gain	7,078,849
Net increase in net assets resulting from operations	$7,193,226

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Pacific Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$114,377	$140,270
Net realized gain (loss)	(1,027,017)	2,603,452
Change in net unrealized appreciation (depreciation)	8,105,866	(4,562,286)
Net increase (decrease) in net assets resulting from operations	7,193,226	(1,818,564)

Distributions to shareholders from net investment income:
Class A	—	(82,200)
Class Y	—	(11,222)
Class R5	—	(67)
Total distributions from net investment income	—	(93,489)

Share transactions–net:
Class A	(7,698,132)	(5,325,439)
Class B	(162,410)	(199,876)
Class C	(764,548)	440,928
Class R	(20,547)	(94,501)
Class Y	6,323,559	809,820
Net increase (decrease) in net assets resulting from share transactions	(2,322,078)	(4,369,068)
Net increase (decrease) in net assets	4,871,148	(6,281,121)

Net assets:
Beginning of year	75,595,298	81,876,419
End of year (includes undistributed net investment income of $43,531 and $(103,879), respectively)	$80,466,446	$75,595,298

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Pacific Growth Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

13                         Invesco Pacific Growth Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

14                         Invesco Pacific Growth Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

15                         Invesco Pacific Growth Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.87%
Next $1 billion	0.82%
Over $2 billion	0.77%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 0.87%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $1,836.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; (3) Class C — up to 1.00% of the average daily net assets of Class C shares; and (4) Class R — up to 0.50% of the average daily net assets of Class R shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended October 31, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $59,798 in front-end sales commissions from the sale of Class A shares and $1,475, $11 and $202 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco Pacific Growth Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended October 31, 2016, there were transfers from Level 1 to Level 2 of $4,115,696 and from Level 2 to Level 1 of $44,242,891, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$6,962,752	$—	$6,962,752
China	5,469,126	5,319,848	58,501	10,847,475
Hong Kong	2,681,858	—	—	2,681,858
India	4,603,727	1,682,610	—	6,286,337
Indonesia	1,712,190	—	—	1,712,190
Japan	25,172,851	12,145,007	—	37,317,858
Philippines	1,361,162	—	—	1,361,162
Singapore	1,169,078	—	—	1,169,078
South Korea	7,206,814	—	—	7,206,814
Taiwan	2,850,127	—	—	2,850,127
Thailand	1,636,186	—	—	1,636,186
Money Market Funds	702,633	—	—	702,633
Total Investments	$54,565,752	$26,110,217	$58,501	$80,734,470

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $603.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco Pacific Growth Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$—	$93,489

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$135,906
Net unrealized appreciation — investments	12,249,167
Net unrealized appreciation (depreciation) — other investments	(10,289)
Temporary book/tax differences	(92,375)
Capital loss carryforward	(15,507,699)
Shares of beneficial interest	83,691,736
Total net assets	$80,466,446

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
October 31, 2017	$14,498,927	$—	$14,498,927
Not subject to expiration	1,008,772	—	1,008,772
	$15,507,699	$—	$15,507,699

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $24,277,608 and $25,339,322, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$14,124,815
Aggregate unrealized (depreciation) of investment securities	(1,875,648)
Net unrealized appreciation of investment securities	$12,249,167

Cost of investments for tax purposes is $68,485,303.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforwards, on October 31, 2016, undistributed net investment income was increased by $33,033, undistributed net realized gain (loss) was increased by $267,439 and shares of beneficial interest was decreased by $300,472. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Pacific Growth Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	279,894	$6,771,918	342,880	$8,510,509
Class B	275	5,882	1,080	24,936
Class C	27,117	623,727	98,266	2,337,682
Class R	2,450	60,652	5,689	141,656
Class Y	366,237	9,295,285	161,849	4,107,733

Issued as reinvestment of dividends:
Class A	—	—	3,049	70,381
Class Y	—	—	450	10,535

Automatic conversion of Class B shares to Class A shares:
Class A	4,452	112,008	6,968	169,471
Class B	(4,785)	(112,008)	(7,427)	(169,471)

Reacquired:
Class A	(581,521)	(14,582,058)	(578,288)	(14,075,800)
Class B	(2,418)	(56,284)	(2,389)	(55,341)
Class C	(60,951)	(1,388,275)	(82,173)	(1,896,754)
Class R	(3,457)	(81,199)	(9,528)	(236,157)
Class Y	(121,219)	(2,971,726)	(133,611)	(3,308,448)
Net increase (decrease) in share activity	(93,926)	$(2,322,078)	(193,185)	$(4,369,068)

(a)	There is an entity that is record owner of more than 5% of the outstanding shares of the Fund that owns 57% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

19                         Invesco Pacific Growth Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/16	$24.03	$0.04	$2.24	$2.28	$—	$26.31	9.49%	$65,107	1.64	%(e)	1.64	%(e)	0.17	%(e)	31%
Year ended 10/31/15	24.51	0.05	(0.50)	(0.45)	(0.03)	24.03	(1.84)	66,599	1.78		1.78		0.21		137
Year ended 10/31/14	23.90	0.14	0.82	0.96	(0.35)	24.51	4.10 (f)	73,457	1.77	(f)	1.77	(f)	0.60	(f)	63
Year ended 10/31/13	20.05	0.12	3.83	3.95	(0.10)	23.90	19.76	79,672	1.81		1.81		0.56		87
Year ended 10/31/12	20.05	0.15	0.20	0.35	(0.35)	20.05	1.81	74,319	1.79		1.79		0.76		101
Class B
Year ended 10/31/16	22.46	(0.13)	2.07	1.94	—	24.40	8.64	126	2.39	(e)	2.39	(e)	(0.58	)(e)	31
Year ended 10/31/15	23.05	(0.12)	(0.47)	(0.59)	—	22.46	(2.56)	272	2.53		2.53		(0.54)		137
Year ended 10/31/14	22.49	(0.04)	0.77	0.73	(0.17)	23.05	3.28	480	2.53		2.53		(0.16)		63
Year ended 10/31/13	18.92	(0.04)	3.61	3.57	–	22.49	18.87	889	2.56		2.56		(0.19)		87
Year ended 10/31/12	18.91	(0.00)	0.20	0.20	(0.19)	18.92	1.09	1,847	2.55		2.55		(0.00)		101
Class C
Year ended 10/31/16	22.50	(0.13)	2.09	1.96	—	24.46	8.71 (g)	4,477	2.37	(e)(g)	2.37	(e)(g)	(0.56	)(e)(g)	31
Year ended 10/31/15	23.09	(0.12)	(0.47)	(0.59)	—	22.50	(2.55)	4,880	2.53		2.53		(0.54)		137
Year ended 10/31/14	22.53	(0.03)	0.76	0.73	(0.17)	23.09	3.28 (g)	4,638	2.52	(g)	2.52	(g)	(0.15	)(g)	63
Year ended 10/31/13	18.95	(0.04)	3.62	3.58	—	22.53	18.89	5,049	2.56		2.56		(0.19)		87
Year ended 10/31/12	18.94	0.02	0.19	0.21	(0.20)	18.95	1.15 (g)	4,624	2.46	(g)	2.46	(g)	0.09	(g)	101
Class R
Year ended 10/31/16	23.82	(0.02)	2.22	2.20	—	26.02	9.24	242	1.89	(e)	1.89	(e)	(0.08	)(e)	31
Year ended 10/31/15	24.33	(0.01)	(0.50)	(0.51)	—	23.82	(2.10)	245	2.03		2.03		(0.04)		137
Year ended 10/31/14	23.74	0.08	0.80	0.88	(0.29)	24.33	3.78	344	2.03		2.03		0.34		63
Year ended 10/31/13	19.93	0.07	3.80	3.87	(0.06)	23.74	19.44	295	2.06		2.06		0.31		87
Year ended 10/31/12	19.95	0.10	0.20	0.30	(0.32)	19.93	1.59	236	2.05		2.05		0.50		101
Class Y
Year ended 10/31/16	24.41	0.11	2.27	2.38	—	26.79	9.75	10,501	1.39	(e)	1.39	(e)	0.42	(e)	31
Year ended 10/31/15	24.90	0.12	(0.52)	(0.40)	(0.09)	24.41	(1.59)	3,587	1.53		1.53		0.46		137
Year ended 10/31/14	24.28	0.20	0.82	1.02	(0.40)	24.90	4.34	2,944	1.53		1.53		0.84		63
Year ended 10/31/13	20.37	0.18	3.88	4.06	(0.15)	24.28	20.03	3,291	1.56		1.56		0.81		87
Year ended 10/31/12	20.37	0.20	0.21	0.41	(0.41)	20.37	2.10	5,240	1.55		1.55		1.00		101
Class R5
Year ended 10/31/16	24.42	0.13	2.29	2.42	—	26.84	9.91	14	1.28	(e)	1.28	(e)	0.53	(e)	31
Year ended 10/31/15	24.92	0.15	(0.52)	(0.37)	(0.13)	24.42	(1.47)	13	1.39		1.39		0.60		137
Year ended 10/31/14	24.30	0.24	0.82	1.06	(0.44)	24.92	4.48	13	1.37		1.37		1.00		63
Year ended 10/31/13	20.39	0.21	3.89	4.10	(0.19)	24.30	20.23	13	1.43		1.43		0.94		87
Year ended 10/31/12	20.39	0.24	0.20	0.44	(0.44)	20.39	2.24	11	1.37		1.37		1.18		101

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the year ended October 31, 2012.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $66,935, $213, $4,600, $227, $6,599 and $13 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for Class A shares for the year ended October 31, 2014.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.98%, 0.99% and 0.90% for Class C shares for the years ended October 31, 2016, 2014 and 2012, respectively.

20                         Invesco Pacific Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of the Invesco Pacific Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Pacific Growth Fund (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

21                         Invesco Pacific Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,089.90	$8.04	$1,017.44	$7.76	1.53%
B	1,000.00	1,086.30	12.01	1,013.62	11.59	2.29
C	1,000.00	1,086.10	11.80	1,013.83	11.39	2.25
R	1,000.00	1,088.70	9.40	1,016.14	9.07	1.79
Y	1,000.00	1,091.20	6.78	1,018.65	6.55	1.29
R5	1,000.00	1,091.90	6.26	1,019.15	6.04	1.19

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

22                         Invesco Pacific Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Pacific Growth Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management (Japan) Limited and Invesco Hong Kong Limited currently manage assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Pacific Region Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and three year periods and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. Invesco Advisers noted that the portfolio management team is managing to a new index, which has slightly lower exposure to Japan, but that the Fund still has larger exposure to Japan than its peers. The Trustees also reviewed more

23                         Invesco Pacific Growth Fund

recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco

Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and were advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

24                         Invesco Pacific Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Pacific Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	1997	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Pacific Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Pacific Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2003

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Pacific Growth Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	MS-PGRO-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco Select Companies Fund
Nasdaq:
A: ATIAX ∎ B: ATIBX ∎ C: ATICX ∎ R: ATIRX ∎ Y: ATIYX ∎ R5: ATIIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

     In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco Select Companies Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Select Companies Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco Select Companies Fund (the Fund), at net asset value (NAV), outperformed the Russell 2000 Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.22%
Class B Shares	4.36
Class C Shares	4.39
Class R Shares	4.90
Class Y Shares	5.44
Class R5 Shares	5.54
S&P 500 Index▼ (Broad Market Index)	4.51
Russell 2000 Index▼ (Style-Specific Index)	4.11
Lipper Small-Cap Core Funds Index∎ (Peer Group Index)	4.46
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

During the fiscal year ended October 31, 2016, the US economy continued to expand. The initial estimate of US gross domestic product (GDP) showed the US economy grew by 2.9% in the third quarter, beating consensus estimates.1 However, annualized GDP is expected to be lower. Employment data were mixed, though the unemployment rate had a surprise uptick from 4.9% in August to 5.0% in September before ending the fiscal year at 4.9%.2 Oil prices traded in a range from the high $20s to the low $50s during the reporting period.3

    The US Federal Reserve (the Fed) raised interest rates in December 2015 – its first increase since 2006 – but that was its only increase during the reporting period. Major US stock market indexes posted gains for the reporting period, but they were fairly volatile. Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over Fed policy, including rumors of possible negative interest rates in the US. Markets recovered in late February and posted gains until June when UK voters opted to leave the European Union, sending markets sharply lower once again. Markets again recovered, and major US equity indexes hit record highs during the summer.4 In this environment, investors generally favored the perceived safety of government bonds and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

     Before we discuss the Fund’s results during the fiscal year, it is helpful to briefly explain how we manage the Fund for shareholders. We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on its future free cash flows.

    Our investment approach focuses on individual businesses rather than market sectors. Therefore, your Fund has little in common with sector weightings of various market indexes. However, if we were to broadly categorize businesses with which we had the most success during the fiscal year, our investments in select information technology (IT) and energy stocks were the largest contributors to Fund performance. Select holdings in the financials and energy sectors were among the largest detractors. Our avoidance of the utilities and consumer staples sectors also hurt the Fund’s relative performance, as these were some of the best-performing sectors in the Russell 2000 Index for the fiscal year.

    IT sector holding TiVo (formerly Rovi) was the largest contributor to the Fund’s absolute performance for the fiscal year. TiVo is focused on revolutionizing the digital entertainment landscape by delivering solutions that enable consumers to intuitively connect to new entertainment from many sources and locations. TiVo holds over 5,000 issued or pending patents and patent applications worldwide. An example of the company’s technology is the TV Guide, a segment where TiVo has a 100% market share and 40% margins. Over the long term, we believe the growth opportunity of TiVo stems from sales increases from higher-margin, internally-developed guides and the sale

Portfolio Composition
By sector	% of total net assets

Information Technology	33.4%
Consumer Discretionary	16.3
Industrials	15.6
Health Care	10.2
Financials	8.7
Energy	5.9
Materials	3.1
Telecommunication Services	2.2
Money Market Funds
Plus Other Assets Less Liabilities	4.6

Top 10 Equity Holdings*
% of total net assets

1.	CommScope Holding Co., Inc.	6.3%
2.	Booz Allen Hamilton Holding Corp.	6.0
3.	Encore Capital Group, Inc.	5.8
4.	Microsemi Corp.	5.7
5.	America’s Car-Mart, Inc.	4.9
6.	Spirit Airlines Inc.	4.9
7.	GasLog Ltd.	4.8
8.	Charles River Laboratories International, Inc.	4.6
9.	John Wiley & Sons, Inc.-Class A	4.5
10.	Liberty Broadband Corp.-Class A	4.5

Total Net Assets	$550.6 million

Total Number of Holdings*	28

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

4                         Invesco Select Companies Fund

of ancillary services. The company’s share price rose over the reporting period as TiVo signed a major customer, which means that currently nine of the top 10 US TV service providers are licensing its guide patents. As litigation continues with the remaining TV service provider, we believe the probability of a licensing contract is high.

Energy sector holding GasLog was also a large contributor to the Fund’s absolute performance during the fiscal year. GasLog is a merchant marine shipper of liquefied natural gas (LNG). The majority of the company’s ships have firm contracts with strategic, financially-strong customers. The contracts provide a steady cash flow with five-, seven- or 10-year terms. The company plays an important part in LNG transportation from low-cost producing countries to high-demand countries. The ships are modern and powered by tri-fuel diesel engines that enjoy a 30% cost savings compared to the existing fleet. The company’s management team is both strategic and patient, and has a large personal ownership in the company. The company’s stock price rose as there was a recovery in the day rate for LNG carriers. Longer term, we believe natural gas is set to gain market share versus other fossil fuels due to its relative cleanliness, lower cost and extremely long reserve life.

Financials sector holding Encore Capital Group was the largest detractor from absolute Fund performance for the fiscal year. Encore Capital Group is a leading global provider of debt recovery. The company purchases portfolios of defaulted credit at pennies on the dollar. It seeks repayment that amounts to multiple that of its acquisition costs. The competitive advantage of the business is that it is one of the largest debt recovery companies in the US. Therefore, the company has scale and is able to meet the regulatory needs of its clients, and has the infrastructure built to be successful in this space. Given its success in the US, the company has begun to expand internationally, which should benefit the company in the long term. Shares of the company declined during the fiscal year due to industry uncertainty and a changing regulatory environment.

Energy sector holding Ultra Petroleum was also a large detractor from the Fund’s absolute performance. Ultra Petroleum is a low-cost natural gas producer in the US. The company’s share price declined during the reporting period due to increased balance sheet risk that resulted from low commodity prices that occurred throughout 2015 and in early 2016. Ultra Petroleum filed for bankruptcy protection in May of 2016 and we subsequently sold our position in the company.

During the fiscal year, we made some new investments and added to some of our existing holdings during periods of market volatility, which reduced the Fund’s cash position. We also sold several holdings based on valuations and other factors.

We continued to focus on finding quality businesses trading at attractive values relative to what we believe are their long-term prospects. In contrast, the market is often driven by short-term events or outlooks in both good times and bad. Market volatility during the reporting period allowed us to take advantage of investment opportunities we believe may benefit the Fund in the long term.

While we can never predict future Fund performance, we pledge to you that we will adhere to our discipline of being business people who buy businesses – and we will continually strive to upgrade the quality of your Fund’s portfolio.

As always, we thank you for your investment in Invesco Select Companies Fund and for sharing our long-term investment perspective.

1 Source: Bureau of Economic Analysis

2 Source: Bureau of Labor Statistics

3 Source: Thompson-Reuters

4 Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Rob Mikalachki

Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Select Companies Fund. He joined Invesco in 1999. Mr. Mikalachki earned a business degree from Wilfrid Laurier University.

Virginia Au

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Select Companies Fund. She joined Invesco in 2006. Ms. Au earned a Bachelor of Commerce degree in finance from The University of British Columbia.

Jason Whiting

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Select Companies Fund. He joined Invesco in 2003. Mr. Whiting earned a BBA from Wilfrid Laurier University.

5                         Invesco Select Companies Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment - Oldest Share Class(es)

Fund and index data from 10/31/06

1 Source: FactSet Research Systems Inc.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

∎ Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco Select Companies Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	8.88%
10 Years	6.27
5 Years	6.09
1 Year	-0.57

Class B Shares
Inception (11/4/03)	8.87%
10 Years	6.23
5 Years	6.23
1 Year	0.42

Class C Shares
Inception (11/4/03)	8.55%
10 Years	6.07
5 Years	6.49
1 Year	3.61

Class R Shares
Inception (4/30/04)	9.00%
10 Years	6.61
5 Years	7.02
1 Year	4.90

Class Y Shares
10 Years	7.08%
5 Years	7.56
1 Year	5.44

Class R5 Shares
Inception (4/30/04)	9.71%
10 Years	7.30
5 Years	7.65
1 Year	5.54

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	9.10%
10 Years	6.97
5 Years	8.97
1 Year	6.18

Class B Shares
Inception (11/4/03)	9.08%
10 Years	6.93
5 Years	9.12
1 Year	7.26

Class C Shares
Inception (11/4/03)	8.77%
10 Years	6.77
5 Years	9.37
1 Year	10.65

Class R Shares
Inception (4/30/04)	9.23%
10 Years	7.31
5 Years	9.93
1 Year	12.06

Class Y Shares
10 Years	7.78%
5 Years	10.48
1 Year	12.58

Class R5 Shares
Inception (4/30/04)	9.94%
10 Years	8.00
5 Years	10.57
1 Year	12.73

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.20%, 1.95%, 1.95%, 1.45%,

0.95% and 0.88%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.23%, 1.98%, 1.98%, 1.48%, 0.98% and 0.91%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

7                         Invesco Select Companies Fund

Invesco Select Companies Fund’s investment objective is long-term growth of capital.

∎ Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.

∎ Unless otherwise noted, all data provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing

in the Fund

∎	Cash/cash equivalents risk. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Limited number of holdings risk. Because the Fund may hold a more limited number of securities than other funds with a similar investment strategy, a change in the value of these securities could significantly affect the value of your investment in the Fund.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE	continued on page 6

8                         Invesco Select Companies Fund

Schedule of Investments(a)

October 31, 2016

	Shares	Value
Common Stocks–95.38%
Aerospace & Defense–3.63%
Cubic Corp.	467,529	$19,963,488

Airlines–4.86%
Spirit Airlines Inc.(b)	557,975	26,743,742

Aluminum–0.01%
Cymat Technologies Ltd. (Canada)(b)	249,750	38,172

Apparel, Accessories & Luxury Goods–0.00%
Hampshire Group, Ltd.(b)(c)	592,824	7,114

Automotive Retail–4.88%
America’s Car-Mart, Inc.(b)(c)	657,903	26,875,338

Cable & Satellite–4.48%
Liberty Broadband Corp.–Class A(b)	380,201	24,694,055

Commodity Chemicals–2.50%
Chemtrade Logistics Income Fund (Canada)	1,045,784	13,761,855

Communications Equipment–10.03%
CommScope Holding Co., Inc.(b)	1,136,702	34,726,246
Mitel Networks Corp.(b)	3,066,441	20,514,490
		55,240,736

Consumer Finance–5.76%
Encore Capital Group, Inc.(b)(c)	1,597,305	31,706,504

Data Processing & Outsourced Services–7.36%
Alliance Data Systems Corp.(b)	109,016	22,290,502
Global Payments Inc.	251,404	18,231,818
		40,522,320

Diversified Support Services–3.00%
Performant Financial Corp.(b)(c)	5,527,196	16,526,316

Education Services–2.47%
American Public Education Inc.(b)	675,426	13,609,834

Electrical Components & Equipment–4.10%
Regal-Beloit Corp.	381,856	22,567,690

Health Care Supplies–5.64%
Alere, Inc.(b)	369,403	16,504,926
Cooper Cos., Inc. (The)	82,635	14,547,065
		31,051,991

	Shares	Value
Integrated Telecommunication Services–2.17%
General Communication, Inc.– Class A(b)	753,654	$11,937,879

IT Consulting & Other Services–6.02%
Booz Allen Hamilton Holding Corp.	1,087,737	33,143,346

Life Sciences Tools & Services–4.56%
Charles River Laboratories International, Inc.(b)	331,067	25,121,364

Oil & Gas Equipment & Services–1.00%
ION Geophysical Corp.(b)(c)	938,486	5,537,067

Oil & Gas Storage & Transportation–4.84%
GasLog Ltd. (Monaco)	1,735,410	26,638,544

Other Diversified Financial Services–0.00%
Brompton Corp. (Canada)(b)	69,374	0

Publishing–4.50%
John Wiley & Sons, Inc.–Class A	479,820	24,758,712

Real Estate Services–2.98%
Colliers International Group Inc. (Canada)	471,395	16,413,157

Semiconductors–5.72%
Microsemi Corp.(b)	747,142	31,477,092

Specialty Chemicals–0.59%
Axalta Coating Systems Ltd.(b)	128,604	3,230,533

Systems Software–4.28%
TiVo Corp.(b)	1,186,166	23,545,395
Total Common Stocks (Cost $518,000,408)		525,112,244

Money Market Funds–5.69%
Government & Agency Portfolio–Institutional Class, 0.29%(d)	18,805,823	18,805,823
Treasury Portfolio–Institutional Class, 0.22%(d)	12,537,216	12,537,216
Total Money Market Funds (Cost $31,343,039)		31,343,039
TOTAL INVESTMENTS–101.07% (Cost $549,343,447)		556,455,283
OTHER ASSETS LESS LIABILITIES–(1.07)%		(5,890,469)
NET ASSETS–100.00%		$550,564,814

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of October 31, 2016 was $80,652,339, which represented 14.65% of the Fund’s Net Assets. See Note 4.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Select Companies Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $289,717,979)	$444,459,905
Investments in affiliates, at value (Cost $259,625,468)	111,995,378
Total investments, at value (Cost $549,343,447)	556,455,283
Foreign currencies, at value (Cost $66,416)	66,275
Receivable for:
Investments sold	420,651
Fund shares sold	345,369
Dividends	74,325
Investment for trustee deferred compensation and retirement plans	137,657
Other assets	41,179
Total assets	557,540,739

Liabilities:
Payable for:
Investments purchased	3,220,122
Fund shares reacquired	3,083,004
Accrued fees to affiliates	438,803
Accrued trustees’ and officers’ fees and benefits	2,450
Accrued other operating expenses	74,266
Trustee deferred compensation and retirement plans	157,280
Total liabilities	6,975,925
Net assets applicable to shares outstanding	$550,564,814

Net assets consist of:
Shares of beneficial interest	$526,823,942
Undistributed net investment income (loss)	(3,138,618)
Undistributed net realized gain	19,767,938
Net unrealized appreciation	7,111,552
$550,564,814

Net Assets:
Class A	$305,003,029
Class B	$2,261,449
Class C	$99,413,221
Class R	$29,623,022
Class Y	$81,268,563
Class R5	$32,995,530

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	18,246,004
Class B	154,313
Class C	6,796,920
Class R	1,843,992
Class Y	4,769,937
Class R5	1,863,607
Class A:
Net asset value per share	$16.72
Maximum offering price per share
(Net asset value of $16.72 ÷ 94.50%)	$17.69
Class B:
Net asset value and offering price per share	$14.65
Class C:
Net asset value and offering price per share	$14.63
Class R:
Net asset value and offering price per share	$16.06
Class Y:
Net asset value and offering price per share	$17.04
Class R5:
Net asset value and offering price per share	$17.71

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Select Companies Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Dividends (net of foreign withholding taxes of $147,899)	$4,354,339
Dividends from affiliates	163,849
Total investment income	4,518,188

Expenses:
Advisory fees	4,635,773
Administrative services fees	170,504
Custodian fees	23,267
Distribution fees:
Class A	882,610
Class B	28,759
Class C	1,056,525
Class R	176,834
Transfer agent fees — A, B, C, R and Y	1,153,190
Transfer agent fees — R5	38,231
Trustees’ and officers’ fees and benefits	36,511
Registration and filing fees	86,632
Reports to shareholders	64,823
Professional services fees	46,120
Other	28,849
Total expenses	8,428,628
Less: Fees waived and expense offset arrangement(s)	(93,033)
Net expenses	8,335,595
Net investment income (loss)	(3,817,407)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	22,499,647
Foreign currencies	(38,444)
22,461,203
Change in net unrealized appreciation (depreciation) of:
Investment securities	(2,472,114)
Foreign currencies	(1,258)
(2,473,372)
Net realized and unrealized gain	19,987,831
Net increase in net assets resulting from operations	$16,170,424

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Select Companies Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income (loss)	$(3,817,407)	$(10,676,285)
Net realized gain	22,461,203	159,822,637
Change in net unrealized appreciation (depreciation)	(2,473,372)	(271,320,461)
Net increase (decrease) in net assets resulting from operations	16,170,424	(122,174,109)

Distributions to shareholders from net realized gains:
Class A	(90,607,514)	(71,199,853)
Class B	(852,464)	(916,857)
Class C	(27,331,498)	(18,752,500)
Class R	(9,286,133)	(6,758,426)
Class Y	(25,445,697)	(28,688,490)
Class R5	(9,411,972)	(6,188,617)
Total distributions from net realized gains	(162,935,278)	(132,504,743)

Share transactions–net:
Class A	(88,653,328)	(140,909,514)
Class B	(960,874)	(3,398,328)
Class C	(2,538,965)	(17,809,047)
Class R	(7,773,269)	(11,731,066)
Class Y	(43,089,014)	(104,389,400)
Class R5	(10,311,968)	(1,476,849)
Net increase (decrease) in net assets resulting from share transactions	(153,327,418)	(279,714,204)
Net increase (decrease) in net assets	(300,092,272)	(534,393,056)

Net assets:
Beginning of year	850,657,086	1,385,050,142
End of year (includes undistributed net investment income (loss) of $(3,138,618) and $(9,250,127), respectively)	$550,564,814	$850,657,086

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco Select Companies Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

Effective the open of business on October 17, 2016, the Fund re-opened public sales of its shares to all investors.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they

12                         Invesco Select Companies Fund

may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

13                         Invesco Select Companies Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

14                         Invesco Select Companies Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 0.73%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $90,317.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $1,461 in front-end sales commissions from the sale of Class A shares and $641 and $242 from Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended October 31, 2016, the Fund incurred $4,426 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

15                         Invesco Select Companies Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$525,105,130	$7,114	$0	$525,112,244
Money Market Funds	31,343,039	—	—	31,343,039
Total Investments	$556,448,169	$7,114	$0	$556,455,283

NOTE 4—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended October 31, 2016.

	Value 10/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 10/31/16	Dividend Income
America’s Car-Mart, Inc.	$32,258,737	$—	$(10,050,796)	$6,482,125	$(1,814,728)	$26,875,338	$—
American Public Education Inc.(a)	24,773,765	—	(12,690,730)	5,110,338	(3,583,539)	13,609,834	—
Encore Capital Group, Inc.	65,010,313	—	—	(33,303,809)	—	31,706,504	—
Hampshire Group, Ltd.	88,924	—	—	(81,810)	—	7,114	—
ION Geophysical Corp.	5,208,597	—	0	328,470	0	5,537,067	—
Performant Financial Corp.	12,767,823	—	—	3,758,493	—	16,526,316	—
Total	$140,108,159	$—	$(22,741,526)	$(17,706,193)	$(5,398,267)	$94,262,173	$—

(a)	As of October 31, 2016, this security is no longer considered as an affiliate of the Fund.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,716.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

16                         Invesco Select Companies Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Long-term capital gain	$162,935,278	$132,504,743

Tax Components of Net Assets at Period-End:

2016
Undistributed ordinary income	$19,965,493
Net unrealized appreciation — investments	6,914,281
Net unrealized appreciation (depreciation) — other investments	(284)
Temporary book/tax differences	(162,787)
Late-Year ordinary loss deferral	(2,975,831)
Shares of beneficial interest	526,823,942
Total net assets	$550,564,814

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2016.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $117,318,299 and $309,742,719, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$171,073,591
Aggregate unrealized (depreciation) of investment securities	(164,159,310)
Net unrealized appreciation of investment securities	$6,914,281

Cost of investments for tax purposes is $549,541,002.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating loss, on October 31, 2016, undistributed net investment income (loss) was increased by $9,928,916, undistributed net realized gain was decreased by $2,443,703 and shares of beneficial interest was decreased by $7,485,213. This reclassification had no effect on the net assets of the Fund.

17                         Invesco Select Companies Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	1,203,364	$19,243,385	1,412,942	$31,995,201
Class B	1,546	21,378	3,991	75,134
Class C	69,465	978,040	108,970	2,269,796
Class R	378,007	5,747,730	489,174	10,794,717
Class Y	921,734	15,071,060	754,311	17,155,525
Class R5	446,188	7,561,416	506,037	11,854,368

Issued as reinvestment of dividends:
Class A	5,815,428	85,254,170	3,010,749	66,718,192
Class B	61,365	794,066	42,091	854,027
Class C	2,045,411	26,406,259	881,605	17,861,315
Class R	657,658	9,286,133	313,180	6,758,426
Class Y	1,568,201	23,381,875	1,152,785	25,822,392
Class R5	603,276	9,338,706	264,206	6,089,938

Automatic conversion of Class B shares to Class A shares:
Class A	71,499	1,143,484	133,661	2,972,639
Class B	(81,026)	(1,143,484)	(146,438)	(2,972,639)

Reacquired:
Class A	(12,105,276)	(194,294,367)	(10,911,072)	(242,595,546)
Class B	(44,170)	(632,834)	(66,806)	(1,354,850)
Class C	(2,101,670)	(29,923,264)	(1,894,478)	(37,940,158)
Class R	(1,485,324)	(22,807,132)	(1,329,652)	(29,284,209)
Class Y	(4,863,702)	(81,541,949)	(6,613,315)	(147,367,317)
Class R5	(1,608,274)	(27,212,090)	(851,150)	(19,421,155)
Net increase (decrease) in share activity	(8,446,300)	$(153,327,418)	(12,739,209)	$(279,714,204)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 32% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

18                         Invesco Select Companies Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/16	$20.44	$(0.08)	$0.56		$0.48	$—	$(4.20)	$(4.20)	$16.72	5.22%	$305,003	1.24	%(d)	1.25	%(d)	(0.53	)%(d)	20%
Year ended 10/31/15	25.47	(0.19)	(2.37)		(2.56)	—	(2.47)	(2.47)	20.44	(10.79)	475,536	1.17		1.20		(0.86)		14
Year ended 10/31/14	23.95	(0.06)	2.71		2.65	—	(1.13)	(1.13)	25.47	11.66	754,310	1.16		1.20		(0.28)		10
Year ended 10/31/13	20.57	(0.12)	4.95		4.83	(0.23)	(1.22)	(1.45)	23.95	25.11	883,072	1.16		1.20		(0.55)		19
Year ended 10/31/12	18.97	(0.07)	1.67	(e)	1.60	—	—	—	20.57	8.43	725,950	1.18		1.23		(0.34)		37
Class B
Year ended 10/31/16	18.59	(0.18)	0.44		0.26	—	(4.20)	(4.20)	14.65	4.36	2,261	1.99	(d)	2.00	(d)	(1.28	)(d)	20
Year ended 10/31/15	23.55	(0.33)	(2.16)		(2.49)	—	(2.47)	(2.47)	18.59	(11.44)	4,027	1.92		1.95		(1.61)		14
Year ended 10/31/14	22.40	(0.23)	2.51		2.28	—	(1.13)	(1.13)	23.55	10.77	9,039	1.91		1.95		(1.03)		10
Year ended 10/31/13	19.32	(0.26)	4.65		4.39	(0.09)	(1.22)	(1.31)	22.40	24.22	11,551	1.91		1.95		(1.30)		19
Year ended 10/31/12	17.95	(0.21)	1.58	(e)	1.37	—	—	—	19.32	7.63	13,251	1.93		1.98		(1.09)		37
Class C
Year ended 10/31/16	18.57	(0.18)	0.44		0.26	—	(4.20)	(4.20)	14.63	4.39	99,413	1.99	(d)	2.00	(d)	(1.28	)(d)	20
Year ended 10/31/15	23.53	(0.33)	(2.16)		(2.49)	—	(2.47)	(2.47)	18.57	(11.45)	125,947	1.92		1.95		(1.61)		14
Year ended 10/31/14	22.37	(0.23)	2.52		2.29	—	(1.13)	(1.13)	23.53	10.83	180,853	1.91		1.95		(1.03)		10
Year ended 10/31/13	19.30	(0.26)	4.64		4.38	(0.09)	(1.22)	(1.31)	22.37	24.19	182,221	1.91		1.95		(1.30)		19
Year ended 10/31/12	17.93	(0.21)	1.58	(e)	1.37	—	—	—	19.30	7.64	160,090	1.93		1.98		(1.09)		37
Class R
Year ended 10/31/16	19.86	(0.12)	0.52		0.40	—	(4.20)	(4.20)	16.06	4.90	29,623	1.49	(d)	1.50	(d)	(0.78	)(d)	20
Year ended 10/31/15	24.88	(0.24)	(2.31)		(2.55)	—	(2.47)	(2.47)	19.86	(11.03)	45,561	1.42		1.45		(1.11)		14
Year ended 10/31/14	23.48	(0.12)	2.65		2.53	—	(1.13)	(1.13)	24.88	11.37	70,177	1.41		1.45		(0.53)		10
Year ended 10/31/13	20.19	(0.17)	4.86		4.69	(0.18)	(1.22)	(1.40)	23.48	24.83	76,385	1.41		1.45		(0.80)		19
Year ended 10/31/12	18.66	(0.12)	1.65	(e)	1.53	—	—	—	20.19	8.20	71,040	1.43		1.48		(0.59)		37
Class Y
Year ended 10/31/16	20.71	(0.04)	0.57		0.53	—	(4.20)	(4.20)	17.04	5.44	81,269	0.99	(d)	1.00	(d)	(0.28	)(d)	20
Year ended 10/31/15	25.71	(0.13)	(2.40)		(2.53)	—	(2.47)	(2.47)	20.71	(10.56)	147,927	0.92		0.95		(0.61)		14
Year ended 10/31/14	24.11	(0.01)	2.74		2.73	—	(1.13)	(1.13)	25.71	11.92	304,629	0.91		0.95		(0.03)		10
Year ended 10/31/13	20.69	(0.06)	4.98		4.92	(0.28)	(1.22)	(1.50)	24.11	25.47	372,632	0.91		0.95		(0.30)		19
Year ended 10/31/12	19.03	(0.02)	1.68	(e)	1.66	—	—	—	20.69	8.72	235,268	0.93		0.98		(0.09)		37
Class R5
Year ended 10/31/16	21.33	(0.03)	0.61		0.58	—	(4.20)	(4.20)	17.71	5.54	32,996	0.89	(d)	0.90	(d)	(0.18	)(d)	20
Year ended 10/31/15	26.38	(0.12)	(2.46)		(2.58)	—	(2.47)	(2.47)	21.33	(10.47)	51,659	0.85		0.88		(0.54)		14
Year ended 10/31/14	24.69	0.01	2.81		2.82	—	(1.13)	(1.13)	26.38	12.01	66,042	0.84		0.88		0.04		10
Year ended 10/31/13	21.16	(0.05)	5.10		5.05	(0.30)	(1.22)	(1.52)	24.69	25.53	81,527	0.83		0.87		(0.22)		19
Year ended 10/31/12	19.45	(0.00)	1.71	(e)	1.71	—	—	—	21.16	8.79	71,138	0.84		0.89		(0.00)		37

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $353,044, $2,876, $105,653, $35,367, $97,417, and $38,269 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(e)	Net gains (losses) on securities (both realized and unrealized) include capital gains realized on distributions from Booz Allen Hamilton Holding Corp. on June 7, 2012 and Generac Holdings, Inc. on July 2, 2012. Net gains (losses) on securities (both realized and unrealized) excluding the capital gains are $1.55, $1.46, $1.46, $1.53, $1.56 and $1.59 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.

19                         Invesco Select Companies Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of the Invesco Select Companies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco Select Companies Fund (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

20                         Invesco Select Companies Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,048.30	$6.44	$1,018.85	$6.34	1.25%
B	1,000.00	1,043.40	10.27	1,015.08	10.13	2.00
C	1,000.00	1,044.30	10.28	1,015.08	10.13	2.00
R	1,000.00	1,046.30	7.72	1,017.60	7.61	1.50
Y	1,000.00	1,049.30	5.15	1,020.11	5.08	1.00
R5	1,000.00	1,049.80	4.69	1,020.56	4.62	0.91

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

21                         Invesco Select Companies Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco Select Companies Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Canada Ltd. currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Small-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one and three year periods and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. Invesco Advisers noted that performance was affected by negative stock selection in several sectors. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

22                         Invesco Select Companies Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2015. The Board noted that the Fund’s rate was below the effective advisory fee rate of one off-shore advised by Invesco Advisers using a similar investment process. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of one fund sub-advised by Invesco Advisers. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and that the research received may be used with other clients of Invesco Advisers and may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by

Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the Investment Company Act of 1940, as amended, and consistent with best execution obligations.

23                         Invesco Select Companies Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$162,935,278
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Select Companies Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Select Companies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Select Companies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Select Companies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Select Companies Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	SCO-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2016

Invesco International Total Return Fund
Effective December 1, 2016, after the close of the reporting period,
Invesco International Total Return Fund was renamed Invesco World Bond Fund.

Nasdaq:
A: AUBAX ∎ B: AUBBX ∎ C: AUBCX ∎ Y: AUBYX ∎ R5: AUBIX ∎ R6: AUBFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In December 2015, the US Federal Reserve raised short-term interest rates for the first time since 2006, signaling its belief that the economy was likely to continue strengthening. Indeed, throughout the reporting period, US economic data were generally positive and the economy expanded at a moderate rate – but there were some bumps along the road. Job growth in May 2016 was very weak, but it was followed by strong increases in nonfarm payrolls in June and July. Increased concerns about global economic weakness caused US stock market indexes to sink at the start of calendar year 2016, but they eventually recovered; they sank again following the UK’s decision to leave the European Union, but then quickly recovered and reached record highs later in the summer. Strong demand for income-producing investments, particularly those perceived to be lower risk, benefited bonds as well as dividend-paying stocks for much of the reporting period. While economic news in the US was generally positive, news overseas was less upbeat. The European Central Bank, and central banks in China and Japan – as well as other countries – maintained extraordinarily accommodative monetary policies in response to economic weakness. As the fiscal year drew to a close, uncertainty about the outcome of the US presidential election resulted in increased market volatility; the surprise outcome after the close of the reporting period suggested that market volatility may continue for some time to come.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction, take a long-term perspective and have a passion to exceed. Invesco’s pure focus on investment management eliminates possible distractions and means that there are no competing lines of business for us to support. Just as important, we embrace a variety of investment strategies, asset classes and geographies – because we know that no single investment approach meets the diverse needs of all of our clients. We manage all our investment approaches with a passion to exceed. All our investment teams have a highly disciplined, long-term investing style that eliminates short-term decision-making. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                         Invesco International Total Return Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco International Total Return Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2016, Class A shares of Invesco International Total Return Fund (the Fund), at net asset value (NAV), outperformed the Fund’s broad market/style-specific index, the Bloomberg Barclays Global Aggregate ex-U.S. Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/15 to 10/31/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.02%
Class B Shares	7.35
Class C Shares	7.24
Class Y Shares	8.40
Class R5 Shares	8.29
Class R6 Shares	8.29
Bloomberg Barclays Global Aggregate ex-U.S. Index▼ (Broad Market/Style-Specific Index)	6.47
Lipper International Income Funds Index∎ (Peer Group Index)	5.13
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

Market conditions and your Fund

The fiscal year began in the midst of heightened global financial market volatility triggered by a significant sell-off in Chinese equities over economic growth concerns and uncertainty regarding China’s monetary and fiscal policy. In January, the confluence of global growth concerns with respect to emerging economies such as China and the effect of slower growth with respect to oil demand and lower oil prices and the impact that this had on energy company profits and firm solvency all came together to produce a “perfect storm” that roiled global financial markets. From just before the end of 2015 through mid-February, 10-year global government yields plummeted while government bond prices rose. Government bonds played their traditional role of buffering risk-asset volatility such as that of equities. Riskier asset classes such as equities, commodities and bonds that carry credit risks associated with them (such as high yield and emerging market debt) posted significant losses.

    With respect to global central bank policy, the US Federal Reserve (the Fed) raised interest rates in December 2015 – its first increase since 2006. Realizing the systemic risks from the fallout of financial markets and the subsequent financial tightening – which could significantly hamper economic growth and overall economic health – global central banks quickly acted to provide liquidity and more accommodative monetary policy measures to help spur growth. In the case of the Fed, it was more rhetoric as it adopted language stating that risks to the economy would slow the frequency of rate hikes and that the neutral rate would likely be lower than it has been historically. In September 2016, the Fed decided against raising short-term rates again, but signaled that a

Portfolio Composition
By sector	% of total net assets

Sovereign Debt	46.1%
Financials	20.3
Industrials	4.7
Energy	4.3
Telecommunication Services	3.9
Collateralized Mortgage Obligations	3.6
Utilities	3.6
Consumer Staples	2.6
Information Technology	2.6
Consumer Discretionary	1.6
Other Sectors, Each Less than 2%	1.7
Money Market Funds Plus Other Assets Less Liabilities	5.0

Top 5 Debt Issuers*
% of total net assets

1.	Italy Buoni Poliennali Del Tesoro	9.0%
2.	Spain Government Bond	4.9
3.	Ireland Government Bond	4.8
4.	United Kingdom Gilt	4.3
5.	Asian Development Bank	3.5

Total Net Assets	$44.9 million

Total Number of Holdings*	94

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2016.

December hike would be likely. The Bank of Japan and the European Central Bank adopted negative interest rates in an attempt to stimulate growth by forcing investors to spend rather than save. These actions, together with the stabilization of oil prices, calmed markets and induced a significant rally across most risk asset classes. Additionally, the Bank of Japan adjusted its monetary policy in September in an effort to manage the steepness of its yield curve. This softened Japanese demand for US Treasuries, which helped to steepen the US yield curve as Japanese investors sold US Treasuries to purchase Japanese government bonds.

    Geopolitics in the form of the UK vote to leave the European Union did its part to reignite volatility. However, it was short-lived as central banks remained diligent in their commitment to keep financial markets functioning and promote economic growth. The UK vote, coupled with negative global government interest rates, had the effect of driving the 10-year US Treasury yield to an all-time low of 1.37%.1 The 10-year US Treasury yield ended the reporting period at 1.84%, 32 basis points lower than at the beginning of the reporting period.1 (A basis point is one one-hundredth of a percentage point.)

    All fixed income sectors (Treasuries, government-related, corporate and securitized debt) posted positive returns for the fiscal year. Exposure to global high yield and emerging market debt provided strong gains despite concerns over global growth, volatile commodity prices and the specter of Fed interest rate hikes. Helping to support returns in high yield and emerging market debt were very accommodative central bank policies, signs of recovery in various emerging market economies, and global demand for assets carrying adequate yields.

    The Fund, at NAV, outperformed its broad market/style-specific benchmark, the Bloomberg Barclays Global Aggregate ex-U.S. Index, for the reporting period. Exposure to high yield corporate credit was one of the most notable contributors to the Fund’s relative performance. Overweight exposure and security selection within US dollar-denominated investment grade credit also added to performance relative to the Fund’s broad market/style-specific index. Security selection within high yield corporate credit detracted from the Fund’s relative performance. The Fund’s exposure to derivatives, which are used to hedge credit risk,

4 Invesco International Total Return Fund

also detracted from relative returns. With respect to foreign currency, the Fund’s exposure to the British pound, the Chinese renminbi and Canadian dollar contributed to relative performance, while exposure to the euro, Japanese yen and Mexican peso detracted from Fund returns.

The Fund used active duration and yield curve positioning for risk management and for generating alpha versus its broad market/style-specific index. Alpha is a measure of performance on a risk-adjusted basis. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk/return expectations. Duration and yield curve positioning across the various global yield curves contributed to Fund performance versus the Fund’s broad market/style-specific index. Duration was managed with cash, bonds and futures positions. Buying and selling interest rate futures contracts across multiple global yield curves was an important tool we used to manage interest rate risk and maintain our targeted portfolio duration.

Please note that we implemented our strategy using derivative instruments, including futures, forwards, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain investment risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the reporting period entailed purchasing and selling credit and currency derivatives. We managed credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and was effective in managing the currency positioning within the Fund.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/ or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco International Total Return Fund and for sharing our long-term investment horizon.

1  Source: US Department of Treasury

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Avi Hooper

Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco International Total Return Fund. He joined Invesco in 2010. Mr. Hooper earned a BAS with a focus in accounting and finance from York University.

Raymund Uy

Chartered Financial Analyst, Portfolio Manager and Head of Currencies for Invesco Fixed Income, is manager of Invesco International Total Return Fund. He joined Invesco in 2012. Mr. Uy earned a BBA from Hofstra University.

Robert Waldner

Chartered Financial Analyst, Portfolio Manager, is manager of Invesco International Total Return Fund. He joined Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

5 Invesco International Total Return Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/06

1	Source: Lipper Inc.
2	Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

About indexes used in this report

∎	The Bloomberg Barclays Global Aggregate ex-U.S. Index is an unmanaged index considered representative of bonds of foreign countries.
∎	The Lipper International Income Funds Index is an unmanaged index considered representative of international income funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                         Invesco International Total Return Fund

Average Annual Total Returns
As of 10/31/16, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	3.21%
10 Years	2.79
5 Years	-0.30
1 Year	3.39

Class B Shares
Inception (3/31/06)	3.04%
10 Years	2.63
5 Years	-0.52
1 Year	2.35

Class C Shares
Inception (3/31/06)	2.85%
10 Years	2.46
5 Years	-0.18
1 Year	6.24

Class Y Shares
10 Years	3.44%
5 Years	0.83
1 Year	8.40

Class R5 Shares
Inception (3/31/06)	3.89%
10 Years	3.49
5 Years	0.83
1 Year	8.29

Class R6 Shares
10 Years	3.34%
5 Years	0.78
1 Year	8.29

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this

Average Annual Total Returns
As of 9/30/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	3.60%
10 Years	3.26
5 Years	0.77
1 Year	7.88

Class B Shares
Inception (3/31/06)	3.43%
10 Years	3.11
5 Years	0.54
1 Year	6.82

Class C Shares
Inception (3/31/06)	3.24%
10 Years	2.93
5 Years	0.89
1 Year	10.71

Class Y Shares
10 Years	3.91%
5 Years	1.91
1 Year	12.92

Class R5 Shares
Inception (3/31/06)	4.28%
10 Years	3.97
5 Years	1.91
1 Year	12.80

Class R6 Shares
10 Years	3.81%
5 Years	1.84
1 Year	12.80

report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.10%, 1.85%, 1.85%, 0.85%, 0.85% and 0.85%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.72%, 2.47%, 2.47%, 1.47%, 1.16% and 1.16%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and

Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

7                         Invesco International Total Return Fund

Invesco International Total Return Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2016, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing

in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Collateralized loan obligations risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco International Total Return Fund

∎	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or other action.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.

∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantee and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counter-party risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

continued on page 6

9                         Invesco International Total Return Fund

Schedule of Investments

October 31, 2016

	Principal Amount		Value
Non U.S. Dollar Denominated Bonds & Notes–67.46%(a)
Australia–1.71%
Australia Government Bond, REGS, Sr. Unsec. Australian Bonds, 3.75%, 04/21/2037(b)	AUD	900,000	$770,685

Austria–1.05%
OMV AG, REGS, Jr. Unsec. Sub. Euro Bonds, 6.75%(b)(c)	EUR	400,000	471,146

Belgium–1.15%
Anheuser-Busch InBev SA/NV, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 4.00%, 09/24/2025(b)	GBP	200,000	282,735
Solvay Finance S.A., REGS, Jr. Unsec. Gtd. Sub. Euro Bonds, 5.12%(b)(c)	EUR	200,000	235,820
			518,555

Canada–5.39%
City of Ottawa, Unsec. Canadian Bonds, 3.10%, 07/27/2048	CAD	500,000	359,105
Province of British Columbia
Sr. Unsec. Bonds,
6.60%, 01/09/2020(b)	INR	30,000,000	448,535
Unsec. Bonds,
2.80%, 06/18/2048	CAD	290,000	218,762
Province of Ontario Canada, Unsec. Canadian Bonds, 3.45%, 06/2/2045	CAD	1,670,000	1,395,690
			2,422,092

Denmark–0.47%
Danske Bank A/S, Jr. Unsec. Sub. Medium-Term Euro Notes, 5.68%(c)	GBP	170,000	210,751

France–4.14%
Électricité de France S.A., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 4.13%(b)(c)	EUR	200,000	221,304
French Republic Government Bond OAT, REGS, Unsec. Euro Bonds, 1.75%, 05/25/2066(b)	EUR	1,000,000	1,166,777
Orange S.A., REGS, Jr. Unsec. Sub. Euro Notes, 5.88%(b)(c)	GBP	200,000	264,366
TOTAL S.A., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 2.63%(b)(c)	EUR	200,000	211,015
			1,863,462

Germany–4.12%
EnBW Energie Baden-Wuerttemberg AG, REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 7.38%, 04/02/2072(b)	EUR	120,000	135,442

	Principal Amount		Value
Germany–(continued)
HeidelbergCement Finance Luxembourg S.A., REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.25%, 10/21/2021(b)	EUR	100,000	$122,262
KfW, Sr. Unsec. Gtd. Global Notes, 2.05%, 02/16/2026	JPY	100,000,000	1,155,789
RWE AG, REGS, Jr. Unsec. Sub. Euro Notes, 7.00%(b)(c)	GBP	200,000	257,325
Volkswagen International Finance N.V., REGS, Jr. Unsec. Gtd. Sub. Euro Bonds, 3.88%(b)(c)	EUR	160,000	180,031
			1,850,849

Ireland–4.79%
Ireland Government Bond, REGS, Unsec. Euro Bonds, 1.00%, 05/15/2026(b)	EUR	1,900,000	2,154,810

Italy–9.03%
Italy Buoni Poliennali Del Tesoro, Unsec. Euro Bonds, 1.60%, 06/1/2026	EUR	3,700,000	4,061,712

Japan–2.72%
Government of Japan Forty Year Bond, Series 8, Sr. Unsec. Bonds, 1.40%, 03/20/2055	JPY	100,000,000	1,224,597

Mexico–3.74%
Mexican Bonos, Series M, Sr. Unsec. Bonds, 5.00%, 12/11/2019	MXN	25,000,000	1,295,215
Petróleos Mexicanos, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.75%, 04/21/2027(b)	EUR	400,000	387,754
			1,682,969

Netherlands–3.98%
Achmea B.V., Series 1, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.00%(c)	EUR	500,000	568,989
Coöperatieve Rabobank U.A., REGS, Jr. Unsec. Sub. Euro
Bonds, 5.50%(b)(c)	EUR	200,000	221,609
Unsec. Sub. Euro Bonds,
3.88%, 07/25/2023(b)	EUR	600,000	765,500
Koninklijke KPN N.V., REGS, Jr. Unsec. Sub. Euro Notes, 6.13%(b)(c)	EUR	200,000	236,016
			1,792,114

Norway–0.62%
DNB Bank ASA, REGS, Unsec. Sub. Medium-Term Euro Notes, 4.75%, 03/8/2022(b)	EUR	250,000	279,053

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco International Total Return Fund

	Principal Amount		Value
Russia–2.13%
Russian Federal Bond — OFZ, Series 6214, Unsec. Bonds, 6.40%, 05/27/2020	RUB	65,000,000	$960,012

South Korea–2.64%
Korea Treasury Bond, Series 2403, Sr. Unsec. Bonds, 3.50%, 03/10/2024	KRW	1,200,000,000	1,186,985

Spain–5.13%
Spain Government Bond, REGS, Sr. Unsec. Euro Bonds,
1.30%, 10/31/2026(b)	EUR	600,000	664,181
5.90%, 07/30/2026(b)	EUR	970,000	1,526,752
Telefónica Europe B.V., REGS, Jr. Unsec. Gtd. Sub. Euro Bonds, 6.50%(b)(c)	EUR	100,000	117,298
			2,308,231

Supranational–3.49%
Asian Development Bank, Series 339-00-1, Sr. Unsec. Medium-Term Global Notes, 2.35%, 06/21/2027	JPY	130,000,000	1,567,948

United Kingdom–8.17%
AA Bond Co. Ltd., REGS, Sec. Second Lien Euro Notes, 5.50%, 07/31/2022(b)	GBP	200,000	244,582
Boparan Finance PLC, REGS, Sr. Sec. Gtd. First Lien Euro Notes, 5.50%, 07/15/2021(b)	GBP	200,000	224,567
Direct Line Insurance Group PLC, REGS, Unsec. Gtd. Sub. Euro Notes, 9.25%, 04/27/2042(b)	GBP	150,000	223,434
Moto Finance PLC, REGS, Sec. Gtd. Second Lien Euro Notes, 6.38%, 09/1/2020(b)	GBP	200,000	255,779
Nationwide Building Society, Jr. Unsec. Sub. Euro Bonds, 6.00%(c)	GBP	200,000	245,704
NGG Finance PLC, REGS, Unsec. Gtd. Sub. Euro Notes, 5.63%, 06/18/2073(b)	GBP	250,000	342,282
Scottish Widows Ltd., REGS, Unsec. Sub. Euro Notes, 5.50%, 06/16/2023(b)	GBP	150,000	194,297
United Kingdom Gilt, REGS, Unsec. Bonds, 1.50%, 07/22/2026(b)	GBP	1,550,000	1,942,377
			3,673,022

United States–2.99%
Apple Inc., REGS, Sr. Unsec. Medium-Term Notes, 3.70%, 08/28/2022(b)	AUD	1,100,000	870,284
Goldman Sachs Group, Inc. (The), REGS, Sr. Unsec. Medium-Term DIP Notes, 5.00%, 08/8/2018(b)	AUD	600,000	473,006
			1,343,290
Total Non U.S. Dollar Denominated Bonds & Notes (Cost $30,762,749)			30,342,283

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–23.85%
Bahrain–1.01%
Bahrain Government International Bond, Sr. Unsec. Bonds, 7.00%, 10/12/2028(b)	$440,000	$454,300

Brazil–2.44%
BRF GmbH, Sr. Unsec. Gtd. Notes, 4.35%, 09/29/2026(b)	200,000	194,500
Minerva Luxembourg S.A., Sr. Unsec. Gtd. Notes, 6.50%, 09/20/2026(b)	471,000	464,510
Odebrecht Finance Ltd., REGS, Sr. Unsec. Gtd. Euro Notes, 5.25%, 06/27/2029(b)	200,000	98,000
Petrobras Global Finance B.V., Sr. Unsec. Gtd. Global Notes, 8.75%, 05/23/2026	300,000	338,625
		1,095,635

Canada–0.48%
Air Canada Pass Through Trust, Series 2015-1, Class B, Sec. Second Lien Pass Through Ctfs., 3.88%, 03/15/2023(b)	220,795	215,849

Colombia–0.53%
Avianca Holdings S.A./ Avianca Leasing LLC/ Grupo Taca Holdings, REGS, Sr. Unsec. Gtd. Euro Notes, 8.38%, 05/10/2020(b)	200,000	198,000
Pacific Exploration & Production Corp., REGS, Sr. Unsec. Gtd. Euro Notes, 5.63%, 01/19/2025(b)(d)	200,000	41,000
		239,000

Georgia–0.66%
BGEO Group JSC, Sr. Unsec. Bonds, 6.00%, 07/26/2023(b)	285,000	294,045

India–1.14%
Delhi International Airport (Pvt.) Ltd., Sr. Sec. First Lien Bonds, 6.13%, 10/31/2026(b)	500,000	514,424

Indonesia–0.61%
Listrindo Capital B.V., Sr. Unsec. Gtd. Notes, 4.95%, 09/14/2026(b)	271,000	274,248

Jamaica–0.40%
Digicel Group Ltd., REGS, Sr. Unsec. Gtd. Euro Notes, 6.75%, 03/1/2023(b)	200,000	180,440

Kuwait–0.89%
Equate Petrochemical B.V., Sr. Unsec. Gtd. Notes, 4.25%, 11/3/2026(b)	405,000	402,262

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco International Total Return Fund

	Principal Amount	Value
Mexico–1.82%
Mexico City Airport Trust, Sr. Sec. Notes, 4.25%, 10/31/2026(b)	$219,000	$223,565
SixSigma Networks México, S.A. de C.V., REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 11/7/2021(b)	200,000	196,500
Unifin Financiera, S.A.B. de C.V., SOFOM, E.N.R., Sr. Unsec. Gtd. Bonds, 7.25%, 09/27/2023(b)	400,000	399,578
		819,643

Netherlands–1.43%
AerCap Global Aviation Trust, Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	267,000	275,010
GTH Finance B.V., Sr. Unsec. Gtd. Notes, 7.25%, 04/26/2023(b)	343,000	368,296
		643,306

Pakistan–1.14%
Third Pakistan International Sukuk Co. Ltd. (The), Sr. Unsec. Bonds, 5.50%, 10/13/2021(b)	500,000	510,658

Russia–1.56%
Credit Bank of Moscow Via CBOM Finance PLC, Sr. Unsec. Notes, 5.88%, 11/7/2021(b)	400,000	400,000
Polyus Gold International Ltd., Sr. Unsec. Gtd. Bonds, 4.70%, 03/28/2022(b)	300,000	300,000
		700,000

South Africa–1.72%
Eskom Holdings SOC Ltd., REGS, Sr. Unsec. Euro Notes, 7.13%, 02/11/2025(b)	360,000	373,424
MTN (Mauritius) Investments Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 10/13/2026(b)	394,000	401,388
		774,812

Sri Lanka–0.85%
Sri Lanka Government International Bond, Sr. Unsec. Bonds, 6.83%, 07/18/2026(b)	362,000	383,303

Switzerland–0.45%
UBS AG, REGS, Unsec. Sub. Medium-Term Euro Notes, 7.25%, 02/22/2022(b)	200,000	203,203

United States–6.72%
Ally Financial Inc., Unsec. Sub. Global Notes, 5.75%, 11/20/2025	143,000	147,648
AMC Entertainment Holdings, Inc., Sr. Unsec. Sub. Notes, 5.88%, 11/15/2026(b)	75,000	75,750

	Principal Amount	Value
United States–(continued)
Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Notes, 5.38%, 09/15/2024(b)	$110,000	$111,375
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/1/2024(b)	87,000	88,958
Callon Petroleum Co., Sr. Unsec. Gtd. Notes, 6.13%, 10/1/2024(b)	170,000	175,950
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	246,000	266,446
Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	92,000	92,230
EarthLink Holdings Corp., Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/2019	69,000	70,725
JPMorgan Chase & Co., Series Z, Jr. Unsec. Sub. Global Notes, 5.30%(c)	300,000	304,500
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/2028(e)	250,000	221,719
Navios Maritime Acquisition Corp./ Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 08/21/2015; Cost $192,500)(b)	200,000	151,500
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/1/2022	200,000	212,000
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 07/15/2026(b)	200,000	204,000
TransDigm Inc., Sr. Unsec. Gtd. Sub. Notes, 6.38%, 06/15/2026(b)	192,000	197,520
United Rentals (North America), Inc., Sr. Unsec. Gtd. Notes, 3.45%, 05/15/2027	150,000	150,750
Wabtec Corp., Sr. Unsec. Gtd. Notes, 3.45%, 11/15/2026(b)	227,000	226,921
Wells Fargo & Co., Series U, Jr. Unsec. Sub. Global Notes, 5.88%(c)	300,000	322,125
		3,020,117
Total U.S. Dollar Denominated Bonds & Notes (Cost $10,586,428)		10,725,245

Collateralized Mortgage Obligations–3.66%
United States–3.66%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 2.92%, 03/25/2035(f)	143,962	145,035

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco International Total Return Fund

	Principal Amount	Value
United States–(continued)
BLCP Hotel Trust, Series 2014-CLRN, Class C, Floating Rate Pass Through Ctfs., 2.49%, 08/15/2029(b)(f)	$450,000	$444,947
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Variable Rate Pass Through Ctfs., 3.41%, 04/19/2036(f)	208,566	186,976
JP Morgan Mortgage Trust Series 2007-A1, Class 2A2, Variable Rate Pass Through Ctfs., 3.06%, 07/25/2035(f)	215,881	211,831
Series 2007-A4, Class 3A1,
Variable Rate Pass Through Ctfs., 4.64%, 06/25/2037(f)	226,348	200,602
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Floating Rate Pass Through Ctfs. 2.85%, 11/25/2035(f)	136,232	135,018
WaMu Mortgage Pass-Through Trust, Series 2005-AR12, Class 1A8, Variable Rate Pass Through Ctfs., 2.74%, 10/25/2035(f)	205,966	200,871

	Principal Amount	Value
United States–(continued)
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14, Class A1, Variable Rate Pass Through Ctfs., 3.01%, 08/25/2035(f)	$121,515	$122,170
Total Collateralized Mortgage Obligations (Cost $1,657,592)		1,647,450

Money Market Funds–2.18%
Government & Agency Portfolio–Institutional Class, 0.29%(g)	587,197	587,197
Treasury Portfolio–Institutional Class, 0.22%(g)	391,464	391,464
Total Money Market Funds (Cost $978,661)		978,661
TOTAL INVESTMENTS–97.15% (Cost $43,985,430)		43,693,639
OTHER ASSETS LESS LIABILITIES–2.85%		1,283,760
NET ASSETS–100.00%		$44,977,399

Investment Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
DIP	– Debtor-in-possession
EUR	– Euro
GBP	– British Pound Sterling
Gtd.	– Guaranteed
JPY	– Japanese Yen
Jr.	– Junior
KRW	– South Korean Won
MXN	– Mexican New Peso
REGS	– Regulation S
RUB	– Russian Ruble
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $25,200,894, which represented 56.03% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at October 31, 2016 represented less than 1% of the Fund’s Net Assets.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2016.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco International Total Return Fund

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at value (Cost $43,006,769)	$42,714,978
Investments in affiliated money market funds, at value and cost	978,661
Total investments, at value (Cost $43,985,430)	43,693,639
Foreign currencies, at value (Cost $112,038)	111,483
Receivable for:
Deposits with brokers for open futures contracts and swap agreements	380,591
Investments sold	3,075,627
Variation margin — futures	4,567
Fund shares sold	171,673
Dividends and interest	473,698
Fund expenses absorbed	13,404
Swaps receivables	1,029
Premiums paid on swap agreements	408,475
Investment for trustee deferred compensation and retirement plans	34,754
Unrealized appreciation on forward foreign currency contracts outstanding	947,318
Other assets	24,641
Total assets	49,340,899

Liabilities:
Payable for:
Investments purchased	2,912,259
Fund shares reacquired	185,521
Swaps payable	5,135
Variation margin — centrally cleared swap agreements	3,263
Accrued fees to affiliates	33,745
Accrued trustees’ and officers’ fees and benefits	1,755
Accrued other operating expenses	67,887
Trustee deferred compensation and retirement plans	36,854
Unrealized depreciation on forward foreign currency contracts outstanding	962,826
Unrealized depreciation on swap agreements — OTC	154,255
Total liabilities	4,363,500
Net assets applicable to shares outstanding	$44,977,399

Net assets consist of:
Shares of beneficial interest	$45,735,995
Undistributed net investment income	(114,802)
Undistributed net realized gain (loss)	(122,341)
Net unrealized appreciation (depreciation)	(521,453)
$44,977,399

Net Assets:
Class A	$28,870,017
Class B	$465,847
Class C	$5,120,828
Class Y	$10,509,083
Class R5	$846
Class R6	$10,778

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	2,764,519
Class B	44,671
Class C	491,496
Class Y	1,006,956
Class R5	81
Class R6	1,032
Class A:
Net asset value per share	$10.44
Maximum offering price per share
(Net asset value of $10.44 ÷ 95.75%)	$10.90
Class B:
Net asset value and offering price per share	$10.43
Class C:
Net asset value and offering price per share	$10.42
Class Y:
Net asset value and offering price per share	$10.44
Class R5:
Net asset value and offering price per share	$10.44
Class R6:
Net asset value and offering price per share	$10.44

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco International Total Return Fund

Statement of Operations

For the year ended October 31, 2016

Investment income:
Interest (net of foreign withholding taxes of $5,581)	$1,562,146
Dividends from affiliated money market funds	4,181
Total investment income	1,566,327

Expenses:
Advisory fees	294,471
Administrative services fees	50,000
Custodian fees	38,213
Distribution fees:
Class A	68,528
Class B	6,650
Class C	52,110
Transfer agent fees — A, B, C and Y	115,591
Transfer agent fees — R6	86
Trustees’ and officers’ fees and benefits	20,164
Registration and filing fees	74,640
Reports to shareholders	29,854
Professional services fees	54,177
Other	25,966
Total expenses	830,450
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(320,155)
Net expenses	510,295
Net investment income	1,056,032

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(532,427)
Foreign currencies	(133,567)
Forward foreign currency contracts	777,322
Futures contracts	98,438
Option contracts written	31,354
Swap agreements	(429,648)
(188,528)
Change in net unrealized appreciation (depreciation) of:
Investment securities	2,126,267
Foreign currencies	(12,133)
Forward foreign currency contracts	16,428
Futures contracts	33,097
Option contracts written	(9,698)
Swap agreements	(261,995)
1,891,966
Net realized and unrealized gain	1,703,438
Net increase in net assets resulting from operations	$2,759,470

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco International Total Return Fund

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	2016	2015
Operations:
Net investment income	$1,056,032	$977,757
Net realized gain (loss)	(188,528)	(3,538,480)
Change in net unrealized appreciation (depreciation)	1,891,966	(564,679)
Net increase (decrease) in net assets resulting from operations	2,759,470	(3,125,402)

Return of Capital:
Class A	(180,952)	(334,679)
Class B	(4,447)	(5,037)
Class C	(34,564)	(22,195)
Class Y	(38,737)	(34,332)
Class R5	(5)	(404)
Class R6	(42,369)	(234,598)
Total return of capital	(301,074)	(631,245)

Distributions to shareholders from net investment income:
Class A	(230,285)	—
Class B	(274)	—
Class C	(5,811)	—
Class Y	(75,009)	—
Class R5	(10)	—
Class R6	(30,564)	—
Total distributions from net investment income	(341,953)	—

Distributions to shareholders from net realized gains:
Class A	—	(424,234)
Class B	—	(23,164)
Class C	—	(82,956)
Class Y	—	(58,822)
Class R5	—	(1,571)
Class R6	—	(190,546)
Total distributions from net realized gains	—	(781,293)

Share transactions–net:
Class A	853,114	(3,774,867)
Class B	(473,800)	(848,162)
Class C	(196,968)	(969,761)
Class Y	8,535,582	(3,026,142)
Class R5	—	(113,619)
Class R6	(19,308,820)	8,002,329
Net increase (decrease) in net assets resulting from share transactions	(10,590,892)	(730,222)
Net increase (decrease) in net assets	(8,474,449)	(5,268,162)

Net assets:
Beginning of year	53,451,848	58,720,010
End of year (includes undistributed net investment income of $(114,802) and $(171,343), respectively)	$44,977,399	$53,451,848

Notes to Financial Statements

October 31, 2016

NOTE 1—Significant Accounting Policies

Invesco International Total Return Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end

16                         Invesco International Total Return Fund

series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

17                         Invesco International Total Return Fund

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

18                         Invesco International Total Return Fund

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Call Options Purchased and Written — The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the

19                         Invesco International Total Return Fund

owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as

20                         Invesco International Total Return Fund

a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2016 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.65%
Next $250 million	0.59%
Next $500 million	0.565%
Next $1.5 billion	0.54%
Next $2.5 billion	0.515%
Next $5 billion	0.49%
Over $10 billion	0.465%

For the year ended October 31, 2016, the effective advisory fees incurred by the Fund was 0.65%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 1.10%, 1.85%, 1.85%, 0.85%, 0.85% and 0.85%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2016, the Adviser waived advisory fees of $204,477 and reimbursed class level expenses of $80,139, $1,944, $15,234, $17,545 and $86 of Class A, Class B, Class C, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to

21                         Invesco International Total Return Fund

the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2016, IDI advised the Fund that IDI retained $4,775 in front-end sales commissions from the sale of Class A shares and $28, $320 and $160 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1		Level 2	Level 3	Total
Non U.S. Denominated Bonds & Notes	$		$30,342,283	$—	$30,342,283
U.S. Denominated Bonds & Notes			10,725,245	—	10,725,245
Collateralized Mortgage Obligations		—	1,647,450	—	1,647,450
Money Market Funds		978,661	—	—	978,661
		978,661	42,714,978	—	43,693,639
Forward Foreign Currency Contracts*		—	(15,508)	—	(15,508)
Futures Contracts*		53,023	—	—	53,023
Swap Agreements*		—	(261,995)	—	(261,995)
Total Investments		$1,031,684	$42,437,475	$—	$43,469,159

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

22                         Invesco International Total Return Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2016:

	Value
Derivative Assets	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$—	$—	$—	$53,023	$53,023
Unrealized appreciation on forward foreign currency contracts outstanding(b)	—	947,318	—	—	947,318
Total Derivative Assets	$—	$947,318	$—	$53,023	1,000,341
Derivatives not subject to master netting agreements	—	—	—	(53,023)	(53,023)
Total Derivative Assets subject to master netting agreements	$—	$947,318	$—	$—	$947,318

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on swap agreements — OTC(c)	$(142,908)	$—	$(11,347)	$—	$(154,255)
Unrealized depreciation forward foreign currency contracts outstanding(b)	—	(962,826)	—	—	(962,826)
Unrealized depreciation on swap agreements — Centrally Cleared(d)	(15,508)	—	—	(92,232)	(107,740)
Total Derivative Liabilities	$(158,416)	$(962,826)	$(11,347)	$(92,232)	$(1,224,821)
Derivatives not subject to master netting agreements	15,508	—	—	92,232	107,740
Total Derivative Liabilities subject to master netting agreements	$(142,908)	$(962,826)	$(11,347)	$—	$(1,117,081)

(a)	Includes cumulative appreciation on futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.
(b)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.
(c)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized depreciation on swap agreements — OTC.
(d)	Includes cumulative appreciation (depreciation) on swap agreements. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either and ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2016.

	Financial Derivative Assets			Financial Derivative Liabilities				Collateral (Received)/ Pledged		Net amount
Counterparty	Forward foreign currency contracts	Swap agreements	Total assets	Forward foreign currency contracts	Swap agreements	Total liabilities	Net value of derivatives	Non-Cash	Cash
Barclays Bank PLC	$—	$93,727	$93,727	$—	$(20,736)	$(20,736)	$72,991	$—	$—	$72,991
Citibank, N.A.	—	1,029	1,029	—	(11,347)	(11,347)	(10,318)	—	—	(10,318)
Citigroup Global Markets Inc.	137,768	—	137,768	(165,849)	—	(165,849)	(28,081)	—	—	(28,081)
Deutsche Bank Securities	110,231	—	110,231	(117,917)	—	(117,917)	(7,686)	—	—	(7,686)
Goldman Sachs International	492,003	314,748	806,751	(476,226)	(127,307)	(603,533)	203,218	—	—	203,218
JPMorgan Chase Bank, N.A.	56,077	—	56,077	(97,568)	—	(97,568)	(41,491)	—	—	(41,491)
Merrill Lynch International	85,354	—	85,354	(89,104)	—	(89,104)	(3,750)	—	—	(3,750)
Morgan Stanley & Co. LLC	14,025	—	14,025	(11,915)	—	(11,915)	2,110	—	—	2,110
RBC Capital Markets Corp.	36,352	—	36,352	—	—	—	36,352	—	—	36,352
TD Bank, N.A.	15,508	—	15,508	(4,247)	—	(4,247)	11,261	—	—	11,261
Total	$947,318	$409,504	$1,356,822	$(962,826)	$(159,390)	$(1,122,216)	$234,606	$—	$—	$234,606

23                         Invesco International Total Return Fund

Effect of Derivative Investments for the year ended October 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$777,322	$—	$—	$777,322
Futures contracts	—	—	—	98,438	98,438
Options purchased(a)	—	(9,790)	—	(38,500)	(48,290)
Options written	—	22,104	—	9,250	31,354
Swap agreements	(65,449)	—	(116,182)	(248,017)	(429,648)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	16,428	—	—	16,428
Futures contracts	—	—	—	33,097	33,097
Options purchased(a)	—	4,849	—	—	4,849
Options written	—	(9,698)	—	—	(9,698)
Swap agreements	(158,416)	—	(11,347)	(92,232)	(261,995)
Total	$(223,865)	$801,215	$(127,529)	$(237,964)	$211,857

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the twelve month average notional value of forward foreign currency contracts, the eleven month average notional value of futures contracts, the four month average notional value of options purchased, the seven month average notional value of options written and the twelve month average notional value of swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$65,916,412	$3,138,768	$2,781,030	$2,392,146	$14,368,867

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver			Receive
11/21/16	Goldman Sachs International	CNY	3,500,000	USD	529,728	$515,851	$13,877
11/21/16	TD Bank, N.A.	USD	520,098	CNY	3,500,000	515,851	(4,247)
11/30/16	Citigroup Global Markets Inc.	EUR	2,000,000	USD	2,241,501	2,198,123	43,378
11/30/16	Citigroup Global Markets Inc.	EUR	405,835	GBP	350,000	456,138	(17,464)
11/30/16	Citigroup Global Markets Inc.	GBP	1,300,000	USD	1,665,396	1,591,843	73,553
11/30/16	Citigroup Global Markets Inc.	PLN	7,600,000	USD	1,921,868	1,935,830	(13,962)
11/30/16	Citigroup Global Markets Inc.	PLN	3,755,000	EUR	867,415	985,861	(3,110)
11/30/16	Citigroup Global Markets Inc.	SGD	1,000,000	USD	739,835	718,998	20,837
11/30/16	Citigroup Global Markets Inc.	USD	6,091,437	EUR	5,491,809	6,035,834	(55,603)
11/30/16	Citigroup Global Markets Inc.	USD	918,447	GBP	700,000	857,146	(61,301)
11/30/16	Citigroup Global Markets Inc.	USD	2,510,610	PLN	9,800,000	2,496,201	(14,409)
11/30/16	Deutsche Bank Securities Inc.	GBP	473,819	USD	626,972	580,189	46,783
11/30/16	Deutsche Bank Securities Inc.	KRW	2,000,000,000	USD	1,762,504	1,747,694	14,810
11/30/16	Deutsche Bank Securities Inc.	RUB	47,000,000	USD	701,134	735,691	(34,557)
11/30/16	Deutsche Bank Securities Inc.	TWD	30,000,000	USD	939,644	949,758	(10,114)
11/30/16	Deutsche Bank Securities Inc.	USD	941,620	TWD	30,000,000	949,758	8,138
11/30/16	Deutsche Bank Securities Inc.	USD	625,673	GBP	473,819	580,189	(45,484)
11/30/16	Deutsche Bank Securities Inc.	USD	898,311	KRW	1,000,000,000	873,847	(24,464)
11/30/16	Deutsche Bank Securities Inc.	USD	713,025	RUB	47,000,000	735,690	22,665
11/30/16	Goldman Sachs International	AUD	300,000	USD	227,415	228,015	(600)
11/30/16	Goldman Sachs International	CAD	2,300,000	USD	1,734,315	1,715,153	19,162
11/30/16	Goldman Sachs International	CHF	600,000	USD	602,343	607,255	(4,912)
11/30/16	Goldman Sachs International	CLP	500,000,000	USD	742,666	763,685	(21,019)

24                         Invesco International Total Return Fund

Open Forward Foreign Currency Contracts — (continued)
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver			Receive
11/30/16	Goldman Sachs International	COP	3,760,000,000	USD	1,232,203	$1,244,300	$(12,097)
11/30/16	Goldman Sachs International	EUR	1,500,000	USD	1,660,234	1,648,591	11,643
11/30/16	Goldman Sachs International	GBP	1,750,000	USD	2,280,006	2,142,865	137,141
11/30/16	Goldman Sachs International	HUF	515,000,000	USD	1,841,886	1,830,981	10,905
11/30/16	Goldman Sachs International	IDR	12,600,000,000	USD	942,293	962,934	(20,641)
11/30/16	Goldman Sachs International	MXN	85,000,000	USD	4,501,340	4,480,723	20,617
11/30/16	Goldman Sachs International	MYR	3,000,000	USD	731,243	713,874	17,369
11/30/16	Goldman Sachs International	NZD	1,300,000	USD	934,135	928,486	5,649
11/30/16	Goldman Sachs International	PLN	9,800,000	USD	2,531,211	2,496,202	35,009
11/30/16	Goldman Sachs International	SEK	15,000,000	USD	1,770,656	1,662,997	107,659
11/30/16	Goldman Sachs International	TRY	7,400,000	USD	2,418,513	2,376,366	42,147
11/30/16	Goldman Sachs International	USD	227,910	AUD	300,000	228,015	105
11/30/16	Goldman Sachs International	USD	456,781	CAD	600,000	447,431	(9,350)
11/30/16	Goldman Sachs International	USD	606,006	CHF	600,000	607,255	1,249
11/30/16	Goldman Sachs International	USD	306,748	CLP	200,000,000	305,474	(1,274)
11/30/16	Goldman Sachs International	USD	936,776	COP	2,760,000,000	913,369	(23,407)
11/30/16	Goldman Sachs International	USD	560,071	EUR	500,000	549,531	(10,540)
11/30/16	Goldman Sachs International	USD	2,188,648	GBP	1,749,966	2,142,824	(45,824)
11/30/16	Goldman Sachs International	USD	1,866,867	HUF	515,000,000	1,830,980	(35,887)
11/30/16	Goldman Sachs International	USD	530,504	IDR	7,000,000,000	534,964	4,460
11/30/16	Goldman Sachs International	USD	730,674	INR	50,000,000	746,491	15,817
11/30/16	Goldman Sachs International	USD	2,751,371	MXN	51,800,000	2,730,607	(20,764)
11/30/16	Goldman Sachs International	USD	927,642	NZD	1,300,000	928,486	844
11/30/16	Goldman Sachs International	USD	3,581,952	PLN	13,855,000	3,529,068	(52,884)
11/30/16	Goldman Sachs International	USD	1,746,589	SEK	15,000,000	1,662,997	(83,592)
11/30/16	Goldman Sachs International	USD	735,927	SGD	1,000,000	718,998	(16,929)
11/30/16	Goldman Sachs International	USD	1,882,059	TRY	5,700,000	1,830,444	(51,615)
11/30/16	Goldman Sachs International	USD	1,121,631	ZAR	15,700,000	1,157,493	35,862
11/30/16	Goldman Sachs International	ZAR	23,600,000	USD	1,678,664	1,739,925	(61,261)
11/30/16	JPMorgan Chase Bank, N.A.	AUD	2,000,000	USD	1,528,338	1,520,100	8,238
11/30/16	JPMorgan Chase Bank, N.A.	JPY	170,000,000	USD	1,662,978	1,622,702	40,276
11/30/16	JPMorgan Chase Bank, N.A.	NZD	600,000	USD	427,861	428,532	(671)
11/30/16	JPMorgan Chase Bank, N.A.	USD	1,535,921	AUD	2,000,000	1,520,100	(15,821)
11/30/16	JPMorgan Chase Bank, N.A.	USD	694,503	CAD	900,000	671,147	(23,356)
11/30/16	JPMorgan Chase Bank, N.A.	USD	1,674,749	JPY	170,000,000	1,622,702	(52,047)
11/30/16	JPMorgan Chase Bank, N.A.	USD	428,779	NZD	600,000	428,532	(247)
11/30/16	Merrill Lynch International	AUD	2,489,000	USD	1,865,716	1,891,764	(26,048)
11/30/16	Merrill Lynch International	GBP	370,000	USD	450,570	453,063	(2,493)
11/30/16	Merrill Lynch International	JPY	360,000,000	USD	3,474,669	3,436,311	38,358
11/30/16	Merrill Lynch International	NOK	4,500,000	EUR	499,961	560,606	4,859
11/30/16	Merrill Lynch International	NOK	19,110,018	USD	2,270,660	2,312,855	(42,195)
11/30/16	Merrill Lynch International	SEK	3,000,000	USD	346,889	332,599	14,290
11/30/16	Merrill Lynch International	USD	822,744	AUD	1,080,000	820,855	(1,889)
11/30/16	Merrill Lynch International	USD	416,357	IDR	5,600,000,000	427,971	11,614
11/30/16	Merrill Lynch International	USD	12,980,769	JPY	1,361,611,320	12,997,002	16,233
11/30/16	Merrill Lynch International	USD	2,872,129	NOK	23,610,018	2,857,482	(14,647)
11/30/16	Merrill Lynch International	USD	334,431	SEK	3,000,000	332,599	(1,832)
11/30/16	RBC Capital Markets Corp.	CAD	2,143,534	USD	1,634,825	1,598,473	36,352
11/30/16	TD Bank, N.A.	USD	360,766	ZAR	5,000,000	368,628	7,862
12/02/16	JPMorgan Chase Bank, N.A.	BRL	1,500,000	USD	472,843	465,280	7,563
12/02/16	JPMorgan Chase Bank, N.A.	USD	470,706	BRL	1,500,000	465,280	(5,426)
01/20/17	Goldman Sachs International	USD	927,835	PHP	45,000,000	924,205	(3,630)
01/23/17	Morgan Stanley & Co. LLC	CNY	10,836,001	USD	1,600,000	1,586,367	13,633

25                         Invesco International Total Return Fund

Open Forward Foreign Currency Contracts — (continued)
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver			Receive
01/23/17	Morgan Stanley & Co. LLC	USD	1,598,136	CNY	10,835,000	$1,586,221	$(11,915)
04/28/17	Deutsche Bank Securities Inc.	CNY	5,664,200	USD	841,358	823,523	17,835
04/28/17	Deutsche Bank Securities Inc.	USD	400,000	CNY	2,728,519	396,702	(3,298)
04/28/17	Goldman Sachs International	CNY	12,500,000	USD	1,829,874	1,817,386	12,488
04/28/17	Morgan Stanley & Co. LLC	GBP	244,520	USD	300,644	300,416	228
04/28/17	Morgan Stanley & Co. LLC	USD	300,000	GBP	244,315	300,164	164
04/28/17	TD Bank, N.A.	CNY	9,700,000	USD	1,417,937	1,410,291	7,646
Total Forward Foreign Currency Contracts — Currency Risk							$(15,508)

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CNY	– Chinese Yuan
CHF	– Swiss Franc
CLP	– Chilean Peso
COP	– Colombian Peso

EUR	– Euro
GBP	– British Pound Sterling
HUF	– Hungarian Forint
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won

MXN	– Mexican Peso
MYR	– Malaysian Ringgit
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
PLN	– Polish Zloty
PHP	– Philippine Peso
RUB	– Russian Rouble

SEK	– Swedish Krona
SGD	– Singapore Dollar
TRY	– Turkish Lira
TWD	– Taiwan Dollar
USD	– U.S. Dollar
ZAR	– South African Rand

Open Futures Contracts — Interest Rate Risk(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
Euro Bonds	Short	16	December-2016	$(2,433,668)	$53,023

(a)	Futures contracts collateralized by $80,591 cash held with Bank of America Merrill Lynch, the futures commission merchant.

Options Written Transactions
	Call Options			Put Options
	Notional Value		Premiums Received	Notional Value		Notional Value		Premiums Received
Beginning of period	USD	2,500,000	$16,222	EUR	—	USD	—	$—
Written	USD	3,600,000	18,254	EUR	400	USD	5,000,000	9,776
Closed	USD	(3,500,000)	(23,905)	EUR	(400)	USD	—	(526)
Exercised	USD	—	—	EUR	—	USD	—	—
Expired	USD	(2,600,000)	(10,571)	EUR	—	USD	(5,000,000)	(9,250)
End of period	USD	—	$—	EUR	—	USD	—	$—

Open Centrally Cleared Interest Rate Swap Agreements(b)
Counterparty/Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Pay	1 Month LIBOR	4.90%	06/29/2018	MXN	45,500,000	$(33,526)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month LIBOR	1.38	05/26/2021	USD	(9,000,000)	(27,228)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month LIBOR	1.64	11/19/2020	USD	(2,000,000)	(31,478)
Total Interest Rate Swap Agreements — Interest Rate Risk							$(92,232)

Open Centrally Cleared Credit Default Swap Agreements — Credit Risk(b)
Counterparty/Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(b)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/ICE	Markit CDX Emerging Markets Index, Series 25, Version 1	Buy	(1.00)%	06/20/2021	2.43%	$(2,800,000)	$190,749	$(15,508)

Abbreviations:

CME	– Chicago Mercantile Exchange
EUR	– Euro

ICE	– Intercontinental Exchange
LIBOR	– London interbank offer rate

MXN	– Mexican Peso
USD	– U.S. Dollar

(b)	Centrally Cleared Interest Rate Swap Agreements are collateralized by $300,000 cash held with Credit Suisse Securities, the swap agreements merchant.

26                         Invesco International Total Return Fund

Open Over-The-Counter Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Barclays Bank, PLC	Republic of South Africa	Buy	(1.00)%	06/20/2021	2.22%	$(1,400,000)	$93,727	$(19,101)
Goldman Sachs International	Federative Republic of Brazil	Buy	(1.00)	06/20/2021	2.47	(3,000,000)	314,748	(123,807)
Total Credit Default Swap Agreements — Credit Risk							$408,475	$(142,908)

(a)	Implied credit spreads represent the current level as of October 31, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Total Return Swap Agreements — Equity Risk
Counterparty	Pay/Receive	Reference Entity	Fixed/ Floating Rate	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Citibank, N.A.	Pay	iBoxx USD Liquid High Yield Index	3 Month USD LIBOR	10,000	12/21/2016	$1,000,000	$(11,347)

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $730.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

27                         Invesco International Total Return Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary income	$185,147	$767,377
Long-term capital gain	156,806	—
Return of capital	301,074	645,161
Total distributions	$643,027	$1,412,538

Tax Components of Net Assets at Period-End:

2016
Net unrealized appreciation (depreciation) — investments	$(430,535)
Net unrealized appreciation (depreciation) — other investments	(291,577)
Temporary book/tax differences	(36,484)
Shares of beneficial interest	45,735,995
Total net assets	$44,977,399

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2016.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2016 was $105,785,461 and $114,131,713, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,244,931
Aggregate unrealized (depreciation) of investment securities	(1,675,466)
Net unrealized appreciation (depreciation) of investment securities	$(430,535)

Cost of investments for tax purposes is $44,124,174.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of return of capital, foreign currency transactions, options, paydowns, swaps, dividends, distributions and net operating loss, on October 31, 2016, undistributed net investment income was decreased by $356,464, undistributed net realized gain (loss) was increased by $657,539 and shares of beneficial interest was decreased by $301,075. This reclassification had no effect on the net assets of the Fund.

28                         Invesco International Total Return Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2016(a)		2015
	Shares	Amount	Shares	Amount
Sold:
Class A	981,590	$10,283,740	559,131	$5,613,328
Class B	5,051	51,039	2,353	23,757
Class C	215,278	2,170,817	140,867	1,399,589
Class Y	1,491,034	15,491,121	50,488	513,631
Class R5	—	—	540	5,481
Class R6	129,251	1,243,370	757,993	7,670,289

Issued as reinvestment of dividends:
Class A	36,686	380,582	69,310	709,542
Class B	425	4,396	2,631	27,181
Class C	3,461	36,065	9,824	101,226
Class Y	9,101	95,884	6,150	63,098
Class R5	—	—	188	1,953
Class R6	7,558	72,784	41,767	425,144

Automatic conversion of Class B shares to Class A shares:
Class A	36,838	372,595	34,527	347,816
Class B	(36,896)	(372,595)	(34,569)	(347,816)

Reacquired:
Class A	(984,775)	(10,183,803)	(1,040,878)	(10,445,553)
Class B	(15,599)	(156,640)	(54,554)	(551,284)
Class C	(237,901)	(2,403,850)	(247,025)	(2,470,576)
Class Y	(668,294)	(7,051,423)	(350,943)	(3,602,871)
Class R5	—	—	(11,766)	(121,053)
Class R6(b)	(2,114,835)	(20,624,974)	(9,013)	(93,104)
Net increase (decrease) in share activity	(1,142,027)	$(10,590,892)	(72,979)	$(730,222)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	On February 18, 2016, 2,112,864 Class R6 shares valued at $20,600,421 were redeemed by affiliated mutual funds.

29                         Invesco International Total Return Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of Capital	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/16	$9.81	$0.25	$0.54	$0.79	$(0.08)	$—	$(0.08)	$(0.16)	$10.44	8.02%	$28,870	1.10	%(e)	1.84	%(e)	2.36	%(e)	246%
Year ended 10/31/15	10.63	0.18	(0.74)	(0.56)	—	(0.14)	(0.12)	(0.26)	9.81	(5.38)	26,426	1.10		1.72		1.79		135
Year ended 10/31/14	11.07	0.20	(0.30)	(0.10)	(0.12)	(0.22)	—	(0.34)	10.63	(0.97)	32,668	1.10		1.68		1.83		237
Year ended 10/31/13	11.37	0.18	(0.37)	(0.19)	(0.11)	—	—	(0.11)	11.07	(1.68)	33,019	1.10		1.68		1.65		233
Year ended 10/31/12	11.63	0.16	0.20	0.36	(0.39)	(0.12)	(0.11)	(0.62)	11.37	3.42	40,771	1.10		1.57		1.46		119
Class B
Year ended 10/31/16	9.79	0.16	0.56	0.72	(0.05)	—	(0.03)	(0.08)	10.43	7.35	466	1.85	(e)	2.59	(e)	1.61	(e)	246
Year ended 10/31/15	10.62	0.10	(0.75)	(0.65)	—	(0.14)	(0.04)	(0.18)	9.79	(6.19)	898	1.85		2.47		1.04		135
Year ended 10/31/14	11.05	0.12	(0.30)	(0.18)	(0.03)	(0.22)	—	(0.25)	10.62	(1.63)	1,867	1.85		2.43		1.08		237
Year ended 10/31/13	11.36	0.10	(0.38)	(0.28)	(0.03)	—	—	(0.03)	11.05	(2.50)	2,850	1.85		2.43		0.90		233
Year ended 10/31/12	11.61	0.08	0.20	0.28	(0.30)	(0.12)	(0.11)	(0.53)	11.36	2.72	4,430	1.85		2.32		0.71		119
Class C
Year ended 10/31/16	9.79	0.17	0.54	0.71	(0.05)	—	(0.03)	(0.08)	10.42	7.24	5,121	1.85	(e)	2.59	(e)	1.61	(e)	246
Year ended 10/31/15	10.61	0.10	(0.74)	(0.64)	—	(0.14)	(0.04)	(0.18)	9.79	(6.10)	4,998	1.85		2.47		1.04		135
Year ended 10/31/14	11.04	0.12	(0.30)	(0.18)	(0.03)	(0.22)	—	(0.25)	10.61	(1.63)	6,441	1.85		2.43		1.08		237
Year ended 10/31/13	11.35	0.10	(0.38)	(0.28)	(0.03)	—	—	(0.03)	11.04	(2.50)	5,562	1.85		2.43		0.90		233
Year ended 10/31/12	11.61	0.07	0.20	0.27	(0.30)	(0.12)	(0.11)	(0.53)	11.35	2.63	8,016	1.85		2.32		0.71		119
Class Y
Year ended 10/31/16	9.80	0.27	0.55	0.82	(0.07)	—	(0.11)	(0.18)	10.44	8.40	10,509	0.85	(e)	1.59	(e)	2.61	(e)	246
Year ended 10/31/15	10.63	0.21	(0.76)	(0.55)	—	(0.14)	(0.14)	(0.28)	9.80	(5.23)	1,716	0.85		1.47		2.04		135
Year ended 10/31/14	11.06	0.23	(0.30)	(0.07)	(0.14)	(0.22)	—	(0.36)	10.63	(0.63)	4,989	0.85		1.43		2.08		237
Year ended 10/31/13	11.37	0.21	(0.39)	(0.18)	(0.13)	—	—	(0.13)	11.06	(1.52)	982	0.85		1.43		1.90		233
Year ended 10/31/12	11.63	0.19	0.20	0.39	(0.42)	(0.12)	(0.11)	(0.65)	11.37	3.68	1,105	0.85		1.32		1.71		119
Class R5
Year ended 10/31/16	9.81	0.27	0.54	0.81	(0.07)	—	(0.11)	(0.18)	10.44	8.29	1	0.85	(e)	1.30	(e)	2.61	(e)	246
Year ended 10/31/15	10.64	0.21	(0.76)	(0.55)	—	(0.14)	(0.14)	(0.28)	9.81	(5.23)	1	0.85		1.16		2.04		135
Year ended 10/31/14	11.07	0.23	(0.30)	(0.07)	(0.14)	(0.22)	—	(0.36)	10.64	(0.63)	118	0.85		1.15		2.08		237
Year ended 10/31/13	11.37	0.21	(0.38)	(0.17)	(0.13)	—	—	(0.13)	11.07	(1.43)	282	0.85		1.16		1.90		233
Year ended 10/31/12	11.63	0.19	0.20	0.39	(0.42)	(0.12)	(0.11)	(0.65)	11.37	3.68	221	0.85		1.07		1.71		119
Class R6
Year ended 10/31/16	9.81	0.25	0.56	0.81	(0.07)	—	(0.11)	(0.18)	10.44	8.29	11	0.85	(e)	1.30	(e)	2.61	(e)	246
Year ended 10/31/15	10.63	0.20	(0.74)	(0.54)	—	(0.14)	(0.14)	(0.28)	9.81	(5.14)	19,413	0.85		1.16		2.04		135
Year ended 10/31/14	11.07	0.23	(0.31)	(0.08)	(0.14)	(0.22)	—	(0.36)	10.63	(0.72)	12,637	0.85		1.14		2.08		237
Year ended 10/31/13	11.37	0.21	(0.38)	(0.17)	(0.13)	—	—	(0.13)	11.07	(1.43)	8,752	0.85		1.16		1.90		233
Year ended 10/31/12(f)	11.40	0.02	(0.05)	(0.03)	—	—	—	—	11.37	(0.26)	5,493	0.85	(g)	1.10	(g)	1.71	(g)	119

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest for Class A, Class B, Class C, Class Y and Class R5 shares which were less than $0.005 per share for the year ended October 31, 2012.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $27,411, $665, $5,511, $6,001, $1, and $6,014 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

NOTE 13—Subsequent Event

Effective December 1, 2016, the Fund changed its principal investment strategies in connection with the repositioning of the Fund as a globally diverse fixed income fund, including adding certain derivative capabilities and changing the Fund’s name to Invesco World Bond Fund. Further, the Fund changed its distribution frequency from quarterly to monthly.

In addition, effective December 1, 2016, the Adviser reduced the expense limits of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 0.94%, 1.69%, 1.69%, 0.69%, 0.69% and 0.69%, respectively, of the Fund’s average daily net assets.

30                         Invesco International Total Return Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of the Invesco World Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Invesco World Bond Fund (formerly, Invesco International Total Return Fund, the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmation of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 21, 2016

31                         Invesco International Total Return Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/16)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (10/31/16)	Expenses Paid During Period[2,4]
A	$1,000.00	$992.00	$5.51	$1,019.61	$5.58	1.10%
B	1,000.00	988.30	9.25	1,015.84	9.37	1.85
C	1,000.00	988.30	9.25	1,015.84	9.37	1.85
Y	1,000.00	993.30	4.26	1,020.86	4.32	0.85
R5	1,000.00	993.30	4.26	1,020.86	4.32	0.85
R6	1,000.00	993.30	4.26	1,020.86	4.32	0.85

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2016 through October 31, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective December 1, 2017, the Fund’s Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 0.94%, 1.69%, 1.69%, 0.69%, 0.69% and 0.69% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.94%, 1.69%, 1.69%, 0.69%, 0.69% and 0.69% for Class A, Class B and Class C, Class Y, Class R5 and Class R6 shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.71, $8.45, $8.45, $3.46, $3.46 and $3.46 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.77, $8.57, $8.57, $3.51, $3.51 and $3.51 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.

32                         Invesco International Total Return Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco International Total Return Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 7-8, 2016, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2016.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in many cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 8, 2016, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ investment process oversight, independent credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship and the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory and consistent with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper International Income Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. Invesco Advisers noted that performance of the Fund was mostly driven by performance of the U.S. dollar relative to other currencies. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

33                         Invesco International Total Return Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2017 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board received information from Invesco Advisers and a report from an independent consultant engaged by the Senior Officer about the methodology used to prepare the profitability information. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisors from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

34                         Invesco International Total Return Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$156,806
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$185,147

35                         Invesco International Total Return Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US) Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, Chief Executive Officer and President, Van Kampen Exchange Corp.; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco International Total Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco International Total Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Retired. Formerly: Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco International Total Return Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2004

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management DAC (formerly known as INVESCO Global Asset Management Limited) and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco International Total Return Fund

Explore High-Conviction Investing with Invesco

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                            WBD-AR-1                                     Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it has relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PricewaterhouseCoopers LLP’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In October 2016, in connection with its annual communication, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue to serve as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Fund will need to take other action in order for the Fund’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. In addition, the SEC has indicated that the no-action relief will expire 18 months from its issuance after which the Invesco Funds will no longer be able rely on the letter unless its term is extended or made permanent by the SEC Staff

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2016	Fees Billed for Services Rendered to the Registrant for fiscal year end 2015

Audit Fees	$931,700	$931,700
Audit-Related Fees(1)	$4,000	$0
Tax Fees(2)	$318,830	$376,200
All Other Fees	$0	$0

Total Fees	$1,254,530	$1,307,900

(g) PWC billed the Registrant aggregate non-audit fees of $322,830for the fiscal year ended 2016, and $376,200 for the fiscal year ended 2015, for non-audit services rendered to the Registrant.

(1)	Audit-Related fees for the fiscal year ended October 31, 2016 includes fees billed for agreed upon procedures related to regulatory filings.

(2)

Tax fees for the fiscal year end October 31, 2016 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax fees for fiscal year end October 31, 2015 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2016 That Were Required to be Pre- Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2015 That Were Required to be Pre- Approved by the Registrant’s Audit Committee

Audit-Related Fees	$635,000	$574,000
Tax Fees	$0	$0
All Other Fees	$2,193,000	$3,750,000

Total Fees(1)	$2,828,000	$4,324,000

(1)

Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization.

  All other fees for the year end 2016 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions. All other fees for the year end 2015 include fees billed related to reviewing the operating effectiveness of strategic projects.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $5,032,000 for the fiscal year ended October 31, 2016, and $9,083,000 for the fiscal year ended October 31, 2015, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Investment Company complex of approximately $22 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended May 4, 2016

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee may from time to time delegate specific pre-approval authority to its Chair and/or Vice Chair, so that the Chair or, in his or her absence, Vice Chair may grant specific pre-approval for audit and non-audit services by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement between Audit Committee meetings. Any such delegation shall be reflected in resolutions adopted by the Audit Committee and may include such limitations as to dollar amount(s) and/or scope of service(s) as the Audit Committee may choose to impose. Any such delegation shall not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000 and any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000 must be pre-approved by the Audit Committee and may not be delegated to the Chair or Vice Chair.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;
•	Human resources;
•	Broker-dealer, investment adviser, or investment banking services ;
•	Legal services;
•	Expert services unrelated to the audit;
•	Any service or product provided for a contingent fee or a commission;
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
•	Tax services for persons in financial reporting oversight roles at the Fund; and
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
•	Financial information systems design and implementation;
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•	Actuarial services; and
•	Internal audit outsourcing services

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of November 21, 2016, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 21, 2016, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 6, 2017

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 6, 2017

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	January 6, 2017

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.